Fidelity® Variable Insurance Products:

Aggressive Growth Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity® VIP: Aggressive Growth - Initial Class	-26.40%	-22.07%
Russell Midcap ® Growth	-27.41%	-23.79%
Variable Annuity Mid-Cap Funds Average	-24.38%	n/a*
Variable Annuity Mid-Cap Growth Funds Average	-31.09%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell Midcap ® Growth Index - a market capitalization-weighted index of medium-capitalization growth-oriented stocks of U.S. companies. You can also compare the Initial Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 27, 2000.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Aggressive Growth Portfolio - Initial Class on December 27, 2000, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Russell Midcap Growth Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class shares reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity® VIP: Aggressive Growth - Service Class	-26.42%	-21.95%
Russell Midcap ® Growth	-27.41%	-23.79%
Variable Annuity Mid-Cap Funds Average	-24.38%	n/a*
Variable Annuity Mid-Cap Growth Funds Average	-31.09%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell Midcap ® Growth Index - a market capitalization-weighted index of medium-capitalization growth-oriented stocks of U.S. companies. You can also compare the Service Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 27, 2000.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Aggressive Growth Portfolio - Service Class on December 27, 2000, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Russell Midcap Growth Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity® VIP: Aggressive Growth - Service Class 2	-26.71%	-22.33%
Russell Midcap ® Growth	-27.41%	-23.79%
Variable Annuity Mid-Cap Funds Average	-24.38%	n/a*
Variable Annuity Mid-Cap Growth Funds Average	-31.09%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell Midcap ® Growth Index - a market capitalization-weighted index of medium-capitalization growth-oriented stocks of U.S. companies. You can also compare the Service Class 2's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 27, 2000.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Aggressive Growth Portfolio - Service Class 2 on December 27, 2000, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Russell Midcap Growth Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Fund Talk: The Manager's Overview

(automated graphic)

An interview with Rajiv Kaul, Portfolio Manager of Aggressive Growth Portfolio

Q. How did the fund perform, Rajiv?

A. For the 12 months ending December 31, 2002, the fund slightly beat the -27.41% return of the Russell Midcap Growth Index, while lagging the -24.38% return of the variable annuity mid-cap funds average tracked by Lipper Inc.

Q. What factors affected the fund's performance versus the index and Lipper average?

A. Because of the challenging environment, I positioned the fund defensively, with a large underweighting in technology - especially semiconductors, which tend to experience very cyclical demand that is tied to overall economic activity. This strategy worked well until the fourth quarter of 2002, when a rally that began in mid-October erased the fund's performance advantage over the index. Technology outperformed during this rally and the more defensive parts of the market lagged, which hurt us. For the period overall, though, my technology stock selection significantly helped the fund's relative performance. On the other hand, an overweighting in pharmaceuticals and biotechnology was a negative factor. Moreover, a number of my picks in hospital management, health insurance and medical equipment detracted from our performance compared with the index. Versus the Lipper peer average, we suffered from the outperformance of value over growth during the period under review.

Q. Health care was your largest overweighting versus the index. What did you like about the sector?

A. Some areas of health care - the services segment and some equipment companies, for example - offer an attractive mix of solid growth potential that is also relatively reliable. By contrast, pharmaceutical and biotech firms are driven by product cycles. In these industries, I felt that Fidelity's research capabilities gave me an edge in helping to assess the commercial impact of new discoveries and the latest clinical results. Unfortunately, a number of factors combined to create a difficult environment for pharmaceutical and biotechnology firms, including a slower Food and Drug Administration approval process for new drugs, increasing competition from less-expensive generic drugs, and changes in some HMO member benefits that placed more of the burden for drug costs on consumers, which curtailed drug sales. Additionally, a number of high-profile scandals rocked the health care sector in 2002.

Q. Which stocks helped the fund's performance?

A. Redback Networks and Sonus Networks, both telecommunications infrastructure stocks that I mentioned in the report to shareholders six months ago, were positive contributors during the period by both absolute and relative measures. I took advantage of the strength in technology stocks early in the period to liquidate both positions. Boston Scientific, a maker of minimally invasive medical devices, improved its competitive position as a result of a major restructuring initiative that included layoffs, plant closings and consolidation of its manufacturing operations along product lines. On a relative basis, substantially underweighting benchmark components VeriSign and Sanmina, which performed poorly, did a lot for our performance.

Q. What about disappointments?

A. Salix Pharmaceuticals, the fund's biggest holding on average during the period, was its largest detractor on an absolute basis. In addition to being hurt by negative publicity about other pharmaceutical and biotech companies, Salix suffered from the delayed launch of Colazol, its product for treating gastrointestinal illness. I liquidated the position late in the period. Another detractor was hospital management stock Tenet Healthcare. After doing well for most of the period, Tenet's stock plunged in October and November due to charges that the company overstated its Medicare claims to the government. Finally, despite the fund's underweighting in semiconductors, Vitesse Semiconductor was one semiconductor company I felt good about. Sluggish demand and missed earnings estimates sidetracked the stock, however. At the end of the period, the fund no longer held Vitesse Semiconductor, VeriSign or Sanmina.

Q. What's your outlook, Rajiv?

A. I'll continue to look for more convincing signs of improvement in the economy before committing the fund more heavily to the technology sector. Meanwhile, I'll concentrate on solid bottom-up analysis, trying to identify the best companies in each industry, especially those poised to benefit from favorable new product cycles or some other potentially powerful catalyst. I'll also keep a sharp eye on valuations. Tech valuations generally are not as high as they were at the height of the late-1990s bull market but still are much higher than I would prefer to see them at this stage of the game. Of course, stronger corporate earnings could make the current level of share prices seem more attractive, but I don't see a substantial earnings rebound on the near-term horizon.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks capital appreciation by investing primarily in common stocks

Start date: December 27, 2000

Size: as of December 31, 2002, more than
$5 million

Manager: Rajiv Kaul, since 2001; joined Fidelity in 1996

3

Annual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
MedImmune, Inc.	2.4
Boston Scientific Corp.	1.7
Colgate-Palmolive Co.	1.7
Newmont Mining Corp. Holding Co.	1.5
IDEC Pharmaceuticals Corp.	1.5
8.8
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Health Care	24.7
Consumer Discretionary	18.9
Industrials	9.9
Information Technology	9.0
Consumer Staples	7.9
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks	84.5%
Bonds	0.1%
Short-Term Investments and Net Other Assets	15.4%
* Foreign investments	2.4%

Annual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 84.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 18.9%
Auto Components - 0.3%
Superior Industries International, Inc.	360	$ 14,890
Automobiles - 0.6%
Thor Industries, Inc.	500	17,215
Winnebago Industries, Inc.	395	15,496
		32,711
Hotels, Restaurants & Leisure - 3.7%
Brinker International, Inc. (a)	500	16,125
Darden Restaurants, Inc.	900	18,405
Harrah's Entertainment, Inc. (a)	280	11,088
Hilton Hotels Corp.	200	2,542
International Game Technology (a)	440	33,405
Marriott International, Inc. Class A	300	9,861
Outback Steakhouse, Inc.	400	13,776
Starbucks Corp. (a)	2,440	49,727
The Cheesecake Factory, Inc. (a)	400	14,460
Wendy's International, Inc.	500	13,535
Yum! Brands, Inc. (a)	600	14,532
		197,456
Household Durables - 2.2%
Black & Decker Corp.	430	18,443
Clayton Homes, Inc.	900	10,962
Furniture Brands International, Inc. (a)	1,300	31,005
Garmin Ltd. (a)	200	5,860
Harman International Industries, Inc.	100	5,950
Maytag Corp.	1,120	31,920
Mohawk Industries, Inc. (a)	200	11,390
The Stanley Works	100	3,458
		118,988
Internet & Catalog Retail - 0.8%
Amazon.com, Inc. (a)	2,350	44,392
USA Interactive warrants 2/4/09 (a)	42	336
		44,728
Leisure Equipment & Products - 0.4%
Mattel, Inc.	1,200	22,980
Media - 3.7%
E.W. Scripps Co. Class A	400	30,780
Entercom Communications Corp. Class A (a)	200	9,384
Fox Entertainment Group, Inc. Class A (a)	2,800	72,604
Gannett Co., Inc.	100	7,180
Getty Images, Inc. (a)	700	21,385
Knight-Ridder, Inc.	100	6,325
Lamar Advertising Co. Class A (a)	400	13,460
The New York Times Co. Class A	300	13,719
Viacom, Inc. Class A (a)	100	4,081
Westwood One, Inc. (a)	500	18,680
		197,598
Multiline Retail - 1.6%
Big Lots, Inc. (a)	1,040	13,759

	Shares	Value (Note 1)
BJ's Wholesale Club, Inc. (a)	370	$ 6,771
Dollar General Corp.	1,300	15,535
Dollar Tree Stores, Inc. (a)	500	12,285
Family Dollar Stores, Inc.	400	12,484
Fred's, Inc. Class A	1,000	25,700
		86,534
Specialty Retail - 5.5%
Aeropostale, Inc.	800	8,456
AnnTaylor Stores Corp. (a)	400	8,168
AutoZone, Inc. (a)	510	36,032
Bed Bath & Beyond, Inc. (a)	1,000	34,530
Borders Group, Inc. (a)	200	3,220
Chico's FAS, Inc. (a)	1,100	20,801
Christopher & Banks Corp. (a)	400	8,300
Foot Locker, Inc.	200	2,100
Gap, Inc.	1,000	15,520
Gart Sports Co. (a)	700	13,545
Hot Topic, Inc. (a)	560	12,813
Jos. A. Bank Clothiers, Inc. (a)	400	8,528
Lowe's Companies, Inc.	160	6,000
Michaels Stores, Inc. (a)	300	9,390
Monro Muffler Brake, Inc. (a)	900	15,210
PETsMART, Inc. (a)	1,100	18,843
Rent-A-Center, Inc. (a)	100	4,995
Ross Stores, Inc.	100	4,239
Staples, Inc. (a)	590	10,797
Talbots, Inc.	300	8,259
TJX Companies, Inc.	300	5,856
Too, Inc. (a)	200	4,704
Wet Seal, Inc. Class A (a)	1,100	11,837
Williams-Sonoma, Inc. (a)	980	26,607
		298,750
Textiles Apparel & Luxury Goods - 0.1%
Kenneth Cole Productions, Inc. Class A (a)	300	6,090
TOTAL CONSUMER DISCRETIONARY		1,020,725
CONSUMER STAPLES - 7.9%
Beverages - 0.9%
Coca-Cola Enterprises, Inc.	800	17,376
Constellation Brands, Inc. Class A (a)	200	4,742
Pepsi Bottling Group, Inc.	920	23,644
PepsiCo, Inc.	100	4,222
		49,984
Food & Drug Retailing - 1.1%
CVS Corp.	1,210	30,214
Nash-Finch Co.	100	773
Performance Food Group Co. (a)	200	6,792
Whole Foods Market, Inc. (a)	390	20,565
		58,344
Food Products - 2.6%
Dean Foods Co. (a)	1,030	38,213
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food Products - continued
Dreyer's Grand Ice Cream, Inc.	200	$ 14,192
Fresh Del Monte Produce, Inc.	300	5,673
Hershey Foods Corp.	320	21,581
Kellogg Co.	500	17,135
Kraft Foods, Inc. Class A	300	11,679
McCormick & Co., Inc. (non-vtg.)	400	9,280
Wm. Wrigley Jr. Co.	450	24,696
		142,449
Household Products - 2.0%
Clorox Co.	400	16,500
Colgate-Palmolive Co.	1,700	89,131
		105,631
Personal Products - 0.9%
Alberto-Culver Co.:
Class A	100	4,859
Class B	400	20,160
Gillette Co.	800	24,288
		49,307
Tobacco - 0.4%
RJ Reynolds Tobacco Holdings, Inc.	100	4,211
UST, Inc.	520	17,384
		21,595
TOTAL CONSUMER STAPLES		427,310
ENERGY - 6.1%
Energy Equipment & Services - 4.9%
BJ Services Co. (a)	690	22,294
Carbo Ceramics, Inc.	200	6,740
Cooper Cameron Corp. (a)	510	25,408
ENSCO International, Inc.	440	12,958
Input/Output, Inc. (a)	440	1,870
Maverick Tube Corp. (a)	300	3,909
Nabors Industries Ltd. (a)	290	10,228
Noble Corp. (a)	460	16,169
Patterson-UTI Energy, Inc. (a)	500	15,085
Rowan Companies, Inc.	440	9,988
Smith International, Inc. (a)	2,320	75,678
Weatherford International Ltd. (a)	1,500	59,895
		260,222
Oil & Gas - 1.2%
Burlington Resources, Inc.	520	22,178
EOG Resources, Inc.	200	7,984
Murphy Oil Corp.	280	11,998

	Shares	Value (Note 1)
Pioneer Natural Resources Co. (a)	600	$ 15,150
Teekay Shipping Corp.	200	8,140
		65,450
TOTAL ENERGY		325,672
FINANCIALS - 3.1%
Banks - 0.7%
Commerce Bancorp, Inc., New Jersey	100	4,319
Fifth Third Bancorp	200	11,710
New York Community Bancorp, Inc.	200	5,776
North Fork Bancorp, Inc. New York	200	6,748
Popular, Inc.	100	3,380
TCF Financial Corp.	100	4,369
		36,302
Diversified Financials - 2.2%
Doral Financial Corp.	100	2,860
Federated Investors, Inc. Class B (non-vtg.)	580	14,715
Investment Technology Group, Inc. (a)	340	7,602
Investors Financial Services Corp.	400	10,956
LaBranche & Co., Inc. (a)	440	11,722
Moody's Corp.	800	33,032
SLM Corp.	200	20,772
Stilwell Financial, Inc.	800	10,456
Waddell & Reed Financial, Inc. Class A	530	10,425
		122,540
Insurance - 0.1%
RenaissanceRe Holdings Ltd.	100	3,960
Real Estate - 0.1%
Catellus Development Corp. (a)	300	5,955
TOTAL FINANCIALS		168,757
HEALTH CARE - 24.6%
Biotechnology - 6.3%
Biogen, Inc. (a)	700	28,042
BioMarin Pharmaceutical, Inc. (a)	1,140	8,037
Cephalon, Inc. (a)	1,200	58,402
Genzyme Corp. - General Division (a)	600	17,742
Gilead Sciences, Inc. (a)	400	13,600
IDEC Pharmaceuticals Corp. (a)	2,400	79,608
MedImmune, Inc. (a)	4,700	127,693
Neurocrine Biosciences, Inc. (a)	100	4,566
Sangstat Medical Corp. (a)	360	4,068
		341,758
Health Care Equipment & Supplies - 6.9%
Advanced Neuromodulation Systems, Inc. (a)	200	7,020
Beckman Coulter, Inc.	100	2,952
Biomet, Inc.	2,150	61,619
Boston Scientific Corp. (a)	2,180	92,694
C.R. Bard, Inc.	300	17,400
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
DENTSPLY International, Inc.	895	$ 33,294
Fisher Scientific International, Inc. (a)	400	12,032
Kensey Nash Corp. (a)	870	15,895
Medtronic, Inc.	200	9,120
Resmed, Inc. (a)	580	17,731
St. Jude Medical, Inc. (a)	1,340	53,225
Stryker Corp.	340	22,821
Therasense, Inc. (a)	20	167
Zimmer Holdings, Inc. (a)	700	29,064
		375,034
Health Care Providers & Services - 7.8%
AmerisourceBergen Corp.	100	5,431
Anthem, Inc. (a)	1,031	64,850
Caremark Rx, Inc. (a)	1,400	22,750
Community Health Systems, Inc. (a)	1,750	36,033
IMS Health, Inc.	1,400	22,400
Laboratory Corp. of America Holdings (a)	300	6,972
Lincare Holdings, Inc. (a)	300	9,486
McKesson Corp.	1,320	35,680
Oxford Health Plans, Inc. (a)	300	10,935
Priority Healthcare Corp. Class B (a)	800	18,560
Renal Care Group, Inc. (a)	200	6,328
Tenet Healthcare Corp. (a)	1,190	19,516
Triad Hospitals, Inc. (a)	1,400	41,762
UnitedHealth Group, Inc.	610	50,935
Universal Health Services, Inc. Class B (a)	200	9,020
Wellpoint Health Networks, Inc. (a)	840	59,774
		420,432
Pharmaceuticals - 3.6%
Abbott Laboratories	1,200	48,000
Allergan, Inc.	500	28,810
Barr Laboratories, Inc. (a)	400	26,036
Johnson & Johnson	100	5,371
King Pharmaceuticals, Inc. (a)	1,300	22,347
Medicines Co. (a)	500	8,010
Merck & Co., Inc.	200	11,322
Schering-Plough Corp.	1,900	42,180
		192,076
TOTAL HEALTH CARE		1,329,300
INDUSTRIALS - 9.9%
Aerospace & Defense - 0.7%
Lockheed Martin Corp.	300	17,325
Mercury Computer Systems, Inc. (a)	200	6,104
Northrop Grumman Corp.	170	16,490
		39,919

	Shares	Value (Note 1)
Airlines - 0.0%
Northwest Airlines Corp. (a)	100	$ 734
Building Products - 0.5%
American Standard Companies, Inc. (a)	350	24,899
Commercial Services & Supplies - 6.1%
Apollo Group, Inc. Class A (a)	990	43,560
Avery Dennison Corp.	400	24,432
Career Education Corp. (a)	200	8,000
Cendant Corp. (a)	1,160	12,157
ChoicePoint, Inc. (a)	400	15,796
Cintas Corp.	300	13,725
Concord EFS, Inc. (a)	1,800	28,332
Education Management Corp. (a)	100	3,760
Equifax, Inc.	570	13,190
First Data Corp.	680	24,079
Fiserv, Inc. (a)	500	16,975
H&R Block, Inc.	1,110	44,622
Herman Miller, Inc.	600	11,040
Iron Mountain, Inc. (a)	200	6,602
Manpower, Inc.	200	6,380
Paychex, Inc.	110	3,069
Robert Half International, Inc. (a)	1,510	24,326
Sabre Holdings Corp. Class A (a)	1,290	23,362
Total System Services, Inc.	300	4,050
		327,457
Industrial Conglomerates - 0.5%
3M Co.	100	12,330
Tyco International Ltd.	700	11,956
		24,286
Machinery - 1.5%
AGCO Corp. (a)	700	15,470
Astec Industries, Inc. (a)	600	5,958
Danaher Corp.	490	32,193
Eaton Corp.	200	15,622
Ingersoll-Rand Co. Ltd. Class A	100	4,306
Pall Corp.	100	1,668
SPX Corp. (a)	200	7,490
		82,707
Trading Companies & Distributors - 0.6%
Fastenal Co.	900	33,651
TOTAL INDUSTRIALS		533,653
INFORMATION TECHNOLOGY - 9.0%
Communications Equipment - 1.8%
Alcatel SA sponsored ADR	15,200	67,488
Enterasys Networks, Inc. (a)	12,300	19,188
Telefonaktiebolaget LM Ericsson ADR (a)	1,300	8,762
		95,438
Computers & Peripherals - 0.9%
Lexmark International, Inc. Class A (a)	820	49,610
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.1%
Symbol Technologies, Inc.	300	$ 2,466
Thermo Electron Corp. (a)	200	4,024
Vishay Intertechnology, Inc. (a)	200	2,236
		8,726
Internet Software & Services - 0.7%
Yahoo!, Inc. (a)	2,210	36,134
IT Consulting & Services - 1.3%
Affiliated Computer Services, Inc. Class A (a)	290	15,269
Anteon International Corp.	300	7,200
BearingPoint, Inc. (a)	100	690
ManTech International Corp. Class A	200	3,814
MPS Group, Inc. (a)	3,700	20,498
SunGard Data Systems, Inc. (a)	920	21,675
		69,146
Semiconductor Equipment & Products - 0.5%
Agere Systems, Inc.:
Class A (a)	31	45
Class B (a)	767	1,074
Atmel Corp. (a)	1,760	3,925
Fairchild Semiconductor International, Inc. Class A (a)	500	5,355
NVIDIA Corp. (a)	200	2,302
Semtech Corp. (a)	110	1,201
Silicon Laboratories, Inc. (a)	580	11,066
		24,968
Software - 3.7%
Adobe Systems, Inc.	1,000	24,801
BEA Systems, Inc. (a)	2,428	27,849
Citrix Systems, Inc. (a)	500	6,160
Concord Communications, Inc. (a)	2,020	18,160
Electronic Arts, Inc. (a)	640	31,853
Intuit, Inc. (a)	500	23,460
Legato Systems, Inc. (a)	3,600	18,108
Network Associates, Inc. (a)	930	14,964
PeopleSoft, Inc. (a)	200	3,660
Rational Software Corp. (a)	800	8,312
Siebel Systems, Inc. (a)	3,400	25,432
		202,759
TOTAL INFORMATION TECHNOLOGY		486,781
MATERIALS - 3.2%
Construction Materials - 0.2%
Lafarge North America, Inc.	300	9,855

	Shares	Value (Note 1)
Containers & Packaging - 1.2%
Owens-Illinois, Inc. (a)	3,500	$ 51,030
Sealed Air Corp.	400	14,920
		65,950
Metals & Mining - 1.8%
Massey Energy Corp.	570	5,540
Newmont Mining Corp. Holding Co.	2,780	80,703
Nucor Corp.	200	8,260
		94,503
TOTAL MATERIALS		170,308
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.3%
AT&T Corp.	580	15,144
Qwest Communications International, Inc. (a)	10,500	52,500
		67,644
Wireless Telecommunication Services - 0.5%
KDDI Corp.	5	16,208
Nextel Communications, Inc. Class A (a)	1,100	12,705
		28,913
TOTAL TELECOMMUNICATION SERVICES		96,557
TOTAL COMMON STOCKS (Cost $4,568,488)		4,559,063
Convertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Internet & Catalog Retail - 0.0%
USA Interactive Series A, $0.995 (Cost $2,415)	38	1,767
Convertible Bonds - 0.1%
Principal Amount
HEALTH CARE - 0.1%
Biotechnology - 0.1%
CuraGen Corp. 6% 2/2/07 (c) (Cost $5,447)	$ 7,000	4,410
Money Market Funds - 15.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.43% (b) (Cost $811,228)	811,228	$ 811,228
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $5,387,578)		5,376,468
NET OTHER ASSETS - 0.4%		21,495
NET ASSETS - 100%		$ 5,397,963
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,410 or 0.1% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $25,144,461 and $25,305,930, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,320 for the period.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $2,048,000 of which $3,000, $601,000 and $1,444,000 will expire on December 31, 2008, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2003 approximately $107,000 of losses recognized during the period November 1, 2002 to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $5,387,578) - See accompanying schedule		$ 5,376,468
Cash		25,505
Receivable for investments sold		257,229
Receivable for fund shares sold		13,472
Dividends receivable		1,194
Interest receivable		1,389
Receivable from investment adviser for expense reductions		7,412
Other receivables		1,487
Total assets		5,684,156

Liabilities
Payable for investments purchased	$ 249,648
Payable for fund shares redeemed	40
Accrued management fee	2,886
Distribution fees payable	895
Other payables and accrued expenses	32,724
Total liabilities		286,193

Net Assets		$ 5,397,963
Net Assets consist of:
Paid in capital		$ 7,595,374
Undistributed net investment income		15,623
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,201,924)
Net unrealized appreciation (depreciation) on investments		(11,110)
Net Assets		$ 5,397,963
Initial Class: Net Asset Value, offering price and redemption price per share ($688,852 ÷ 113,917 shares)		$ 6.05

Service Class: Net Asset Value, offering price and redemption price per share ($778,822 ÷ 128,217 shares)		$ 6.07

Service Class 2: Net Asset Value, offering price and redemption price per share ($3,930,289 ÷ 654,115 shares)		$ 6.01

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 17,362
Interest		12,573
Total income		29,935

Expenses
Management fee	$ 38,543
Transfer agent fees	7,399
Distribution fees	11,673
Accounting fees and expenses	60,019
Non-interested trustees' compensation	22
Custodian fees and expenses	16,239
Audit	22,855
Legal	63
Miscellaneous	6,495
Total expenses before reductions	163,308
Expense reductions	(69,529)	93,779
Net investment income (loss)		(63,844)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,488,045)
Foreign currency transactions	(211)
Total net realized gain (loss)		(1,488,256)
Change in net unrealized appreciation (depreciation) on investment securities		(366,835)
Net gain (loss)		(1,855,091)
Net increase (decrease) in net assets resulting from operations		$ (1,918,935)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (63,844)	$ 7,323
Net realized gain (loss)	(1,488,256)	(722,710)
Change in net unrealized appreciation (depreciation)	(366,835)	351,180
Net increase (decrease) in net assets resulting from operations	(1,918,935)	(364,207)
Distributions to shareholders from net investment income	-	(1,441)
Share transactions - net increase (decrease)	801,804	5,878,773
Total increase (decrease) in net assets	(1,117,131)	5,513,125

Net Assets
Beginning of period	6,515,094	1,001,969
End of period (including undistributed net investment income of $15,623 and undistributed net investment income of $1,147, respectively)	$ 5,397,963	$ 6,515,094
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	55,910	137,311	771,955
Reinvested	-	-	-
Redeemed	(46,999)	(148,746)	(666,587)
Net increase (decrease)	8,911	(11,435)	105,368

Dollars Sold	$ 415,705	$ 1,087,968	$ 5,652,894
Reinvested	-	-	-
Redeemed	(342,688)	(1,150,185)	(4,861,890)
Net increase (decrease)	$ 73,017	$ (62,217)	$ 791,004

Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	75,775	481,941	574,920
Reinvested	29	66	44
Redeemed	(799)	(372,356)	(66,218)
Net increase (decrease)	75,005	109,651	508,746

Dollars Sold	$ 635,132	$ 4,384,566	$ 4,820,845
Reinvested	300	684	457
Redeemed	(6,673)	(3,427,698)	(528,840)
Net increase (decrease)	$ 628,759	$ 957,552	$ 4,292,462

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	-	$ -	$ -
From net realized gain	-	-	-
Total	$ -	$ -	$ -

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 300	$ 684	$ 457
From net realized gain	-	-	-
Total	$ 300	$ 684	$ 457

See accompanying notes which are an integral part of the financial statements.

Aggressive Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.22	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	.03 H	-
Net realized and unrealized gain (loss)	(2.11)	(1.82) H	.02
Total from investment operations	(2.17)	(1.79)	.02
Distributions from net investment income	-	(.01)	-
Net asset value, end of period	$ 6.05	$ 8.22	$ 10.02
Total Return B, C, D	(26.40)%	(17.89)%	.20%
Ratios to Average Net Assets G
Expenses before expense reductions	2.51%	3.00%	146.41% A
Expenses net of voluntary waivers, if any	1.50%	1.50%	1.50% A
Expenses net of all reductions	1.35%	1.45%	1.50% A
Net investment income (loss)	(.85)%	.34% H	5.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 689	$ 864	$ 301
Portfolio turnover rate	460%	526%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.25	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	.02 H	-
Net realized and unrealized gain (loss)	(2.11)	(1.78) H	.02
Total from investment operations	(2.18)	(1.76)	.02
Distributions from net investment income	-	(.01)	-
Net asset value, end of period	$ 6.07	$ 8.25	$ 10.02
Total Return B, C, D	(26.42)%	(17.59)%	.20%
Ratios to Average Net Assets G
Expenses before expense reductions	2.56%	3.09%	146.53% A
Expenses net of voluntary waivers, if any	1.60%	1.60%	1.60% A
Expenses net of all reductions	1.45%	1.55%	1.60% A
Net investment income (loss)	(.96)%	.24% H	5.37% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 779	$ 1,152	$ 301
Portfolio turnover rate	460%	526%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio
Financial Statements - continued

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.20	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	.01 H	-
Net realized and unrealized gain (loss)	(2.11)	(1.82) H	.02
Total from investment operations	(2.19)	(1.81)	.02
Distributions from net investment income	-	(.01)	-
Net asset value, end of period	$ 6.01	$ 8.20	$ 10.02
Total Return B, C, D	(26.71)%	(18.08)%	.20%
Ratios to Average Net Assets G
Expenses before expense reductions	2.74%	3.23%	146.63% A
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.60%	1.70%	1.75% A
Net investment income (loss)	(1.11)%	.09% H	5.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,930	$ 4,500	$ 401
Portfolio turnover rate	460%	526%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Aggressive Growth Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Aggressive Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Aggressive Growth Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 324,556	|
Unrealized depreciation	(367,220)
Net unrealized appreciation (depreciation)	(42,664)
Capital loss carryforward	(2,047,875)
Cost for federal income tax purposes	$ 5,419,132

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ -	$ 1,441

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .63% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 975	|
Service Class 2	10,698
	$ 11,673

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 1,204	|
Service Class	881
Service Class 2	5,314
	$ 7,399

Aggressive Growth Portfolio

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $11,571 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Initial Class	1.50%	$ 8,542
Service Class	1.60%	9,344
Service Class 2	1.75%	42,412
		$ 60,298

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $9,231 for the period.

7. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 64% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company was the owner of record of 28% of the total outstanding shares of the fund.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund III and Shareholders of Aggressive Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Aggressive Growth Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aggressive Growth Portfolio as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Aggressive Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1994

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1994

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1994

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1994

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1994

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Aggressive Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Eric D. Roiter (54)

Year of Election or Appointment: 2000

Secretary of VIP Aggressive Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Aggressive Growth. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Aggressive Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 2000 Assistant Treasurer of VIP Aggressive Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Aggressive Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Aggressive Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Aggressive Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Aggressive Growth Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	3,016,737,746.18	90.176
Against	103,338,598.78	3.089
Abstain	225,319,688.65	6.735
TOTAL	3,345,396,033.61	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	2,957,777,654.30	88.413
Against	157,604,477.15	4.711
Abstain	230,013,902.16	6.876
TOTAL	3,345,396,033.61	100.00
PROPOSAL 3
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,208,240,398.36	95.900
Withheld	137,155,635.25	4.100
TOTAL	3,345,396,033.61	100.00
Ralph F. Cox
Affirmative	3,203,268,840.31	95.752
Withheld	142,127,193.30	4.248
TOTAL	3,345,396,033.61	100.00
Phyllis Burke Davis
Affirmative	3,204,055,758.47	95.775
Withheld	141,340,275.14	4.225
TOTAL	3,345,396,033.61	100.00
Robert M. Gates
Affirmative	3,208,455,704.41	95.907
Withheld	136,940,329.20	4.093
TOTAL	3,345,396,033.61	100.00
Abigail P. Johnson
Affirmative	3,204,790,536.75	95.797
Withheld	140,605,496.86	4.203
TOTAL	3,345,396,033.61	100.00
Edward C. Johnson 3d
Affirmative	3,204,067,467.04	95.775
Withheld	141,328,566.57	4.225
TOTAL	3,345,396,033.61	100.00
Donald J. Kirk
Affirmative	3,208,293,679.07	95.902
Withheld	137,102,354.54	4.098
TOTAL	3,345,396,033.61	100.00
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	3,209,981,465.59	95.952
Withheld	135,414,568.02	4.048
TOTAL	3,345,396,033.61	100.00
Ned C. Lautenbach
Affirmative	3,210,582,803.06	95.970
Withheld	134,813,230.55	4.030
TOTAL	3,345,396,033.61	100.00
Peter S. Lynch
Affirmative	3,212,042,077.76	96.014
Withheld	133,353,955.85	3.986
TOTAL	3,345,396,033.61	100.00
Marvin L. Mann
Affirmative	3,207,455,151.63	95.877
Withheld	137,940,881.98	4.123
TOTAL	3,345,396,033.61	100.00
William O. McCoy
Affirmative	3,206,906,756.74	95.860
Withheld	138,489,276.87	4.140
TOTAL	3,345,396,033.61	100.00
William S. Stavropoulos
Affirmative	3,208,142,406.18	95.897
Withheld	137,253,627.43	4.103
TOTAL	3,345,396,033.61	100.00
* Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAG-ANN-0203 337827
1.751800.102

Fidelity® Variable Insurance Products:

Balanced Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Initial Class	-8.72%	1.12%	6.21%
Fidelity Balanced 60/40 Composite	-9.82%	3.10%	10.03%
S&P 500 ®	-22.10%	-0.59%	10.31%
LB Aggregate Bond	10.26%	7.54%	8.64%
Variable Annuity Balanced Funds Average	-10.17%	1.92%	n/a*

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 SM  Index and the Lehman Brothers® Aggregate Bond Index. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Initial Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Balanced 60/40 Composite Index, the S&P 500 Index, and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Performance

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Service Class	-8.75%	0.98%	6.12%
Fidelity Balanced 60/40 Composite	-9.82%	3.10%	10.03%
S&P 500 ®	-22.10%	-0.59%	10.31%
LB Aggregate Bond	10.26%	7.54%	8.64%
Variable Annuity Balanced Funds Average	-10.17%	1.92%	n/a*

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 SM  Index and the Lehman Brothers® Aggregate Bond Index. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Service Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Balanced 60/40 Composite Index, the S&P 500 Index, and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Performance

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class 2

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Service Class 2	-8.93%	0.88%	6.06%
Fidelity Balanced 60/40 Composite	-9.82%	3.10%	10.03%
S&P 500 ®	-22.10%	-0.59%	10.31%
LB Aggregate Bond	10.26%	7.54%	8.64%
Variable Annuity Balanced Funds Average	-10.17%	1.92%	n/a*

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 SM  Index and the Lehman Brothers® Aggregate Bond Index. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Service Class 2 on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Balanced 60/40 Composite Index, the S&P 500 Index, and the Lehman Brothers Aggregate Bond Index did over the same period

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with Louis Salemy (right), Lead Portfolio Manager of Balanced Portfolio, and Ford O'Neil (left), manager for fixed-income investments

Q. How did the fund perform, Louis?

L.S. For the year ending December 31, 2002, the fund outperformed both the Fidelity Balanced 60/40 Composite Index and the Lipper Inc. variable annuity balanced funds average, which fell 9.82% and 10.17%, respectively.

Q. What allowed the fund to beat its benchmarks?

L.S. Favoring stronger-performing fixed-income securities - including bonds and cash - rather than stocks was helpful in a weak equity market, though within equities we benefited from maintaining very little exposure to the downturn in technology stocks. I sharply reduced the tech weighting after taking over the fund in February and never looked back. To me, the earnings expectations and valuations of tech firms were still too high, given a backdrop of weak capital spending and no major breakthrough technologies to drive another growth wave. While such prominent hardware names as Intel and IBM rallied with the rest of the sector during the fourth quarter, not owning them for the year was quite positive overall versus the index. At the same time, we got a boost from overweighting Microsoft, which benefited as one of the few large-cap tech companies whose earnings didn't disappoint. Also key was avoiding other groups plagued by overcapacity, such as utilities, as well as owning the right telecommunication services stocks - namely wireless provider Nextel.

Q. What else helped performance within equities?

L.S. It was tough finding many solid companies that were attractively priced and had good sustainable earnings growth. That said, I held more-concentrated positions in a mix of both cyclical and stable-growth stocks that I felt could help us do well in any economic environment. On the cyclical side, I avoided poor-performing traditional value names and instead used price declines to become more aggressive in such brokerage houses as Morgan Stanley and Merrill Lynch, which stood to benefit from an economic recovery. While we were early with these stocks, as capital markets activity remained anemic, they still held up relatively well due to improved profit margins and earnings power. The stable-growth part of the fund also contributed. We benefited in consumer discretionary by owning good growth stories in media, including advertising company Omnicom Group and satellite TV provider EchoStar Communications.

Q. What holdings hurt performance?

L.S. One part of my cyclical strategy that hurt performance was the fund's holdings in regional Bell operating company BellSouth, which suffered despite the solid management of its business during the economic downturn. We also owned some stocks and high-yield bonds of companies that suffered from corporate scandals and credit-quality downgrades. Our stake in biotechnology firm Amgen dampened results in the health care sector, while having too few regional banks dragged on the performance of our financial holdings. Finally, Home Depot was a big detractor on the retailing front.

Q. Turning to you, Ford, how did the fund's investment-grade holdings fare?

F.O. Bonds generally fared well amid a favorable interest rate environment, spurred by sluggish economic growth, lackluster corporate profitability and slumping stock prices. Against that backdrop, the subportfolio had solid absolute returns and beat its index, largely due to good sector and security selection. We focused on high-quality mortgage securities that were less vulnerable to prepayment activity, which sheltered us from two massive refinancing waves, and whose higher yields helped offset the sharp rally in government bonds. We also did fairly well in corporate bonds, even though as a sector they lagged the broader bond market. While our bias toward this sector hurt slightly overall, solid credit analysis and diversification helped us sidestep several prominent issuers that were downgraded. We also benefited late in the period when our corporates rallied strongly.

Q. What's your outlook, Louis?

L.S. I'm still cautious, as valuations in several industries are now less attractive following the recent run-up in the market. The ability of many companies - particularly within technology and health care - to grow their earnings going forward also remains a challenge. Paralysis in the capital markets has cast a pall over the entire economy, making it difficult for many firms to refinance and pay down debt, or even fund their businesses. We'll need to see some improvement here before the economy can begin growing again. Until then, I'll try to manage the fund for any economic environment through a balance of growth cyclicals and "Steady Eddies" that I feel can consistently increase their earnings power over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks both income and growth of capital

Start date: January 3, 1995

Size: as of December 31, 2002, more than $273 million

Manager: Louis Salemy, since 2002, and Ford O'Neil, since 2001; Louis Salemy joined Fidelity in 1992; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	3.0
Omnicom Group, Inc.	2.9
Morgan Stanley	2.8
Merrill Lynch & Co., Inc.	2.6
BellSouth Corp.	2.6
13.9
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	19.3
Consumer Discretionary	14.8
Consumer Staples	7.6
Telecommunication Services	6.1
Industrials	5.3
Asset Allocation as of December 31, 2002
% of fund's net assets*
Stocks	49.3%
Bonds	39.5%
Short-Term Investments and Net Other Assets	11.0%
Other Investments	0.2%
* Foreign investments	3.9%

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 49.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.6%
Media - 6.6%
AOL Time Warner, Inc. (a)	12	$ 157
Comcast Corp. Class A (special) (a)	56,500	1,276,335
E.W. Scripps Co. Class A	39,200	3,016,440
EchoStar Communications Corp. Class A (a)	185,100	4,120,326
Omnicom Group, Inc.	123,900	8,003,940
Pegasus Communications Corp. Class A (a)	256,000	335,360
Walt Disney Co.	89,400	1,458,114
		18,210,672
Multiline Retail - 3.4%
Kohl's Corp. (a)	60,000	3,357,000
Wal-Mart Stores, Inc.	120,500	6,086,455
		9,443,455
Specialty Retail - 1.1%
Hollywood Entertainment Corp. (a)	93,300	1,408,830
Home Depot, Inc.	63,550	1,522,658
		2,931,488
Textiles Apparel & Luxury Goods - 0.5%
Liz Claiborne, Inc.	42,400	1,257,160
TOTAL CONSUMER DISCRETIONARY		31,842,775
CONSUMER STAPLES - 7.0%
Beverages - 0.6%
The Coca-Cola Co.	36,600	1,603,812
Food & Drug Retailing - 0.6%
Walgreen Co.	55,800	1,628,802
Food Products - 0.7%
McCormick & Co., Inc. (non-vtg.)	62,400	1,447,680
Unilever PLC sponsored ADR	10,400	397,800
		1,845,480
Household Products - 1.5%
Colgate-Palmolive Co.	41,200	2,160,116
Kimberly-Clark Corp.	40,100	1,903,547
		4,063,663
Personal Products - 3.0%
Gillette Co.	272,700	8,279,172
Tobacco - 0.6%
Philip Morris Companies, Inc.	40,250	1,631,333
TOTAL CONSUMER STAPLES		19,052,262
ENERGY - 1.6%
Oil & Gas - 1.6%
Exxon Mobil Corp.	127,732	4,462,956

	Shares	Value (Note 1)
FINANCIALS - 13.6%
Banks - 2.8%
Bank One Corp.	30,500	$ 1,114,775
Wells Fargo & Co.	138,900	6,510,243
		7,625,018
Diversified Financials - 8.6%
Fannie Mae	41,200	2,650,396
Freddie Mac	89,400	5,279,070
Goldman Sachs Group, Inc.	10,400	708,240
Merrill Lynch & Co., Inc.	190,600	7,233,270
Morgan Stanley	194,600	7,768,432
		23,639,408
Insurance - 2.2%
Allstate Corp.	37,900	1,401,921
American International Group, Inc.	60,050	3,473,893
PartnerRe Ltd.	19,200	994,944
		5,870,758
TOTAL FINANCIALS		37,135,184
HEALTH CARE - 3.5%
Biotechnology - 1.0%
Amgen, Inc. (a)	58,500	2,827,890
Health Care Equipment & Supplies - 0.6%
Medtronic, Inc.	33,200	1,513,920
Pharmaceuticals - 1.9%
Allergan, Inc.	21,600	1,244,592
Bristol-Myers Squibb Co.	18,900	437,535
Pfizer, Inc.	112,400	3,436,068
		5,118,195
TOTAL HEALTH CARE		9,460,005
INDUSTRIALS - 4.3%
Aerospace & Defense - 1.1%
Lockheed Martin Corp.	19,500	1,126,125
Northrop Grumman Corp.	13,900	1,348,300
United Technologies Corp.	10,200	631,788
		3,106,213
Airlines - 0.2%
Mesaba Holdings, Inc. (a)	2,493	15,257
Southwest Airlines Co.	31,200	433,680
		448,937
Building Products - 0.4%
American Standard Companies, Inc. (a)	13,700	974,618
Commercial Services & Supplies - 0.9%
Avery Dennison Corp.	11,600	708,528
First Data Corp.	51,200	1,812,992
		2,521,520
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - 1.7%
General Electric Co.	195,900	$ 4,770,165
TOTAL INDUSTRIALS		11,821,453
INFORMATION TECHNOLOGY - 3.2%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	156,000	2,043,600
Nokia Corp. sponsored ADR	4,200	65,100
		2,108,700
Computers & Peripherals - 0.0%
Lexmark International, Inc. Class A (a)	2,100	127,050
Software - 2.4%
Microsoft Corp. (a)	128,400	6,638,280
TOTAL INFORMATION TECHNOLOGY		8,874,030
MATERIALS - 0.0%
Chemicals - 0.0%
Praxair, Inc.	400	23,108
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 4.2%
BellSouth Corp.	272,800	7,057,336
SBC Communications, Inc.	71,570	1,940,263
Verizon Communications, Inc.	63,000	2,441,250
		11,438,849
Wireless Telecommunication Services - 0.3%
Nextel Communications, Inc. Class A (a)	67,200	776,160
TOTAL TELECOMMUNICATION SERVICES		12,215,009
TOTAL COMMON STOCKS (Cost $142,173,127)		134,886,782
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (f)	158	119

	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	40	$ 3,720
Granite Broadcasting Corp. $127.50 pay-in-kind	100	52,000
		55,720
TOTAL PREFERRED STOCKS (Cost $60,591)		55,839
Corporate Bonds - 16.2%
	Principal Amount
Convertible Bonds - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
EchoStar Communications Corp. 5.75% 5/15/08	$ 110,000	100,100
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. liquid yield option note 0% 8/1/20	410,000	188,088
Sanmina-SCI Corp.:
0% 9/12/20	300,000	122,250
4.25% 5/1/04	100,000	95,880
Solectron Corp. liquid yield option note 0% 5/8/20	9,000	5,513
		411,731
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	200,000	143,760
TOTAL CONVERTIBLE BONDS		655,591
Nonconvertible Bonds - 16.0%
CONSUMER DISCRETIONARY - 3.2%
Auto Components - 0.1%
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	150,000	166,760
Dana Corp. 6.25% 3/1/04	50,000	50,000
Dura Operating Corp. 8.625% 4/15/12	115,000	116,150
Navistar International Corp. 8% 2/1/08	50,000	41,500
		374,410
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - 0.5%
Alliance Gaming Corp. 10% 8/1/07	$ 100,000	$ 104,000
Bally Total Fitness Holding Corp. 9.875% 10/15/07	120,000	105,000
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	110,000	117,425
Extended Stay America, Inc. 9.875% 6/15/11	35,000	35,438
Friendly Ice Cream Corp. 10.5% 12/1/07	140,000	137,900
Herbst Gaming, Inc. 10.75% 9/1/08	80,000	83,600
La Quinta Inns, Inc. 7.25% 3/15/04	120,000	120,000
Penn National Gaming, Inc.:
8.875% 3/15/10	25,000	25,500
11.125% 3/1/08	120,000	130,800
Premier Parks, Inc. 0% 4/1/08 (d)	30,000	28,650
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (f)	165,000	172,838
Wheeling Island Gaming, Inc. 10.125% 12/15/09	100,000	100,250
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	40,000	40,200
		1,201,601
Household Durables - 0.3%
American Greetings Corp. 11.75% 7/15/08	150,000	165,000
Beazer Homes USA, Inc.:
8.375% 4/15/12	20,000	20,600
8.875% 4/1/08	150,000	155,250
D.R. Horton, Inc.:
8% 2/1/09	75,000	75,000
8.5% 4/15/12	20,000	20,200
10.5% 4/1/05	100,000	106,000
Juno Lighting, Inc. 11.875% 7/1/09	30,000	29,850
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	25,000	24,125
Kaufman & Broad Home Corp. 7.75% 10/15/04	150,000	153,375
Ryland Group, Inc. 9.125% 6/15/11	135,000	143,100
		892,500
Internet & Catalog Retail - 0.0%
J. Crew Operating Corp. 10.375% 10/15/07	120,000	100,800

	Principal Amount	Value (Note 1)
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 5.6% 11/1/05	$ 200,000	$ 193,000
The Hockey Co. 11.25% 4/15/09	100,000	102,000
		295,000
Media - 1.8%
Allbritton Communications Co. 7.75% 12/15/12 (f)	70,000	70,000
AMC Entertainment, Inc.:
9.5% 3/15/09	60,000	59,100
9.875% 2/1/12	40,000	39,400
American Media Operations, Inc. 10.25% 5/1/09	80,000	82,600
AOL Time Warner, Inc. 7.7% 5/1/32	105,000	109,277
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	650,000	702,000
Cinemark USA, Inc. 9.625% 8/1/08	220,000	220,000
Continental Cablevision, Inc.:
8.3% 5/15/06	115,000	124,578
8.875% 9/15/05	40,000	44,258
9% 9/1/08	200,000	228,030
Corus Entertainment, Inc. 8.75% 3/1/12	240,000	254,400
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09 (f)	60,000	64,200
EchoStar DBS Corp.:
9.25% 2/1/06	20,000	20,600
10.375% 10/1/07	480,000	513,600
Granite Broadcasting Corp.:
8.875% 5/15/08	10,000	8,150
10.375% 5/15/05	10,000	8,600
Insight Communications, Inc. 0% 2/15/11 (d)	35,000	18,900
Lamar Media Corp. 7.25% 1/1/13 (f)	30,000	30,375
LBI Media, Inc. 10.125% 7/15/12 (f)	230,000	240,350
Lenfest Communications, Inc.:
7.625% 2/15/08	35,000	36,050
10.5% 6/15/06	20,000	21,050
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	30,000	27,000
News America Holdings, Inc.:
7.375% 10/17/08	500,000	550,323
7.75% 12/1/45	200,000	196,556
Nextmedia Operating, Inc. 10.75% 7/1/11	270,000	283,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
PanAmSat Corp. 8.5% 2/1/12	$ 10,000	$ 9,700
Radio One, Inc. 8.875% 7/1/11	225,000	241,313
Sinclair Broadcast Group, Inc. 8% 3/15/12 (f)	30,000	31,200
Time Warner, Inc. 8.18% 8/15/07	410,000	450,073
Yell Finance BV 0% 8/1/11 (d)	130,000	91,650
		4,776,833
Specialty Retail - 0.2%
AutoNation, Inc. 9% 8/1/08	40,000	40,800
Gap, Inc.:
6.9% 9/15/07	100,000	98,500
9.9% 12/15/05	45,000	47,250
10.55% 12/15/08	15,000	16,425
Hollywood Entertainment Corp.:
9.625% 3/15/11	30,000	30,300
10.625% 8/15/04	70,000	70,700
United Auto Group, Inc. 9.625% 3/15/12 (f)	150,000	145,500
		449,475
Textiles Apparel & Luxury Goods - 0.2%
Levi Strauss & Co.:
7% 11/1/06	80,000	69,600
11.625% 1/15/08	50,000	48,750
12.25% 12/15/12 (f)	120,000	118,200
The William Carter Co. 10.875% 8/15/11	200,000	218,000
Tommy Hilfiger USA, Inc. 6.5% 6/1/03	120,000	119,100
		573,650
TOTAL CONSUMER DISCRETIONARY		8,664,269
CONSUMER STAPLES - 0.6%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	140,000	146,300
Food & Drug Retailing - 0.2%
Fred Meyer, Inc. 7.375% 3/1/05	195,000	211,669
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	20,000	14,450
9.125% 12/15/11	40,000	29,300

	Principal Amount	Value (Note 1)
Rite Aid Corp.:
7.125% 1/15/07	$ 15,000	$ 12,450
11.25% 7/1/08	25,000	22,500
12.5% 9/15/06	145,000	150,800
		441,169
Food Products - 0.2%
Corn Products International, Inc. 8.25% 7/15/07	175,000	175,875
Del Monte Corp. 9.25% 5/15/11	145,000	150,800
Dole Food Co., Inc.:
6.375% 10/1/05	20,000	21,000
7.25% 5/1/09	85,000	81,600
		429,275
Household Products - 0.0%
Fort James Corp.:
6.625% 9/15/04	35,000	33,950
6.875% 9/15/07	20,000	18,800
		52,750
Tobacco - 0.2%
Philip Morris Companies, Inc. 6.95% 6/1/06	500,000	545,900
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	125,000	130,416
		676,316
TOTAL CONSUMER STAPLES		1,745,810
ENERGY - 0.4%
Energy Equipment & Services - 0.0%
DI Industries, Inc. 8.875% 7/1/07	45,000	46,125
Grant Prideco, Inc. 9% 12/15/09 (f)	20,000	20,900
		67,025
Oil & Gas - 0.4%
Chesapeake Energy Corp. 7.75% 1/15/15 (f)	60,000	59,700
Nuevo Energy Co.:
9.375% 10/1/10	20,000	20,400
9.5% 6/1/08	25,000	25,750
Pemex Project Funding Master Trust 7.875% 2/1/09 (f)	180,000	193,500
Plains Exploration & Production Co. LP 8.75% 7/1/12 (f)	60,000	62,100
Teekay Shipping Corp. 8.875% 7/15/11	200,000	205,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
The Coastal Corp.:
6.5% 5/15/06	$ 30,000	$ 24,300
6.95% 6/1/28	45,000	28,800
7.5% 8/15/06	20,000	16,400
7.75% 6/15/10	55,000	43,175
7.75% 10/15/35	100,000	66,000
Vintage Petroleum, Inc. 8.25% 5/1/12	130,000	134,550
Western Oil Sands, Inc. 8.375% 5/1/12	225,000	221,625
		1,101,300
TOTAL ENERGY		1,168,325
FINANCIALS - 5.5%
Banks - 1.2%
BankAmerica Corp. 5.875% 2/15/09	500,000	548,656
BankBoston Corp. 6.625% 2/1/04	60,000	62,522
Capital One Bank 6.5% 7/30/04	250,000	244,498
First Union Corp. 7.55% 8/18/05	510,000	574,628
Fleet Financial Group, Inc. 7.125% 4/15/06	140,000	155,072
FleetBoston Financial Corp. 7.25% 9/15/05	275,000	304,501
Korea Development Bank 7.375% 9/17/04	160,000	173,103
MBNA Corp.:
6.25% 1/17/07	120,000	125,268
6.34% 6/2/03	100,000	101,630
7.5% 3/15/12	175,000	188,140
PNC Funding Corp. 5.75% 8/1/06	155,000	165,920
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (h)	145,000	167,826
8.817% 3/31/49	120,000	134,683
Sovereign Bancorp, Inc. 10.5% 11/15/06	80,000	89,200
Washington Mutual, Inc. 5.625% 1/15/07	250,000	267,536
Western Financial Bank 9.625% 5/15/12	25,000	24,250
		3,327,433
Diversified Financials - 3.6%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	150,000	164,436

	Principal Amount	Value (Note 1)
Alliance Capital Management LP 5.625% 8/15/06	$ 150,000	$ 157,902
American General Finance Corp. 5.875% 7/14/06	500,000	538,228
Amvescap PLC yankee 6.6% 5/15/05	100,000	107,938
Associates Corp. of North America 6% 7/15/05	250,000	269,639
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	120,000	124,500
Capital One Financial Corp.:
7.125% 8/1/08	160,000	148,175
7.25% 12/1/03	120,000	118,800
8.75% 2/1/07	30,000	28,200
CIT Group, Inc. 7.75% 4/2/12	125,000	140,394
Citigroup, Inc. 5.625% 8/27/12	125,000	131,435
CMS Energy X-TRAS pass thru trust I 7% 1/15/05	50,000	43,500
Countrywide Home Loans, Inc. 5.5% 8/1/06	170,000	180,762
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	170,000	182,066
6.5% 1/15/12	30,000	32,063
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	45,000	44,953
7.779% 1/2/12	250,000	195,000
7.92% 5/18/12	50,000	41,694
Deutsche Telekom International Finance BV:
8.25% 6/15/05	250,000	273,352
8.75% 6/15/30	200,000	231,030
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	25,000	23,000
10.625% 12/1/12 (f)	30,000	30,750
Ford Motor Credit Co.:
6.875% 2/1/06	150,000	150,263
7.375% 10/28/09	450,000	445,888
General Electric Capital Corp. 6% 6/15/12	275,000	296,911
General Motors Acceptance Corp. 7.5% 7/15/05	500,000	526,543
Goldman Sachs Group, Inc. 6.6% 1/15/12	310,000	342,548
Household Finance Corp.:
6.375% 10/15/11	260,000	271,832
6.5% 1/24/06	75,000	79,869
7% 5/15/12	40,000	43,812
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	$ 200,000	$ 245,984
ING Capital Funding Trust III 8.439% 12/31/10	150,000	174,425
IOS Capital, Inc. 9.75% 6/15/04	75,000	76,500
J.P. Morgan Chase & Co. 5.35% 3/1/07	200,000	211,560
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	100,000	109,334
6.625% 1/18/12	100,000	110,683
Limestone Electron Trust/Limestone Electron, Inc. 8.625% 3/15/03 (f)	120,000	114,600
Merrill Lynch & Co., Inc.:
4% 11/15/07	150,000	151,531
6.15% 1/26/06	150,000	162,285
Millennium America, Inc. 9.25% 6/15/08	40,000	41,800
Morgan Stanley 6.6% 4/1/12	160,000	177,331
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	140,000	147,153
NiSource Finance Corp.:
7.625% 11/15/05	200,000	208,892
7.875% 11/15/10	195,000	214,310
Petronas Capital Ltd. 7% 5/22/12 (f)	385,000	423,259
Popular North America, Inc. 6.125% 10/15/06	220,000	238,050
Qwest Capital Funding, Inc.:
5.875% 8/3/04	110,000	94,600
7% 8/3/09	25,000	16,750
7.25% 2/15/11	75,000	49,500
7.75% 8/15/06	75,000	54,000
Qwest Services Corp. 14% 12/15/14 (f)	81,000	86,670
R. H. Donnelley Finance Corp. I:
8.875% 12/15/10 (f)	40,000	42,800
10.875% 12/15/12 (f)	50,000	54,500
Sprint Capital Corp. 6.875% 11/15/28	295,000	237,475
Stone Container Finance Co. yankee 11.5% 8/15/06 (f)	370,000	397,750

	Principal Amount	Value (Note 1)
TCI Communications Financing III 9.65% 3/31/27	$ 180,000	$ 165,630
TXU Eastern Funding yankee 6.75% 5/15/09 (c)	160,000	15,200
U.S. West Capital Funding, Inc. 6.375% 7/15/08	45,000	28,800
Verizon Wireless Capital LLC 5.375% 12/15/06	250,000	261,172
Xerox Capital (Europe) PLC 5.875% 5/15/04	75,000	71,625
Xerox Credit Corp. 6.1% 12/16/03	30,000	29,100
		9,778,752
Insurance - 0.1%
MetLife, Inc. 5.375% 12/15/12	45,000	46,485
Principal Life Global Funding I:
5.125% 6/28/07 (f)	100,000	105,405
6.25% 2/15/12 (f)	85,000	90,099
		241,989
Real Estate - 0.6%
Boston Properties, Inc. 6.25% 1/15/13 (f)	125,000	126,925
BRE Properties, Inc. 5.95% 3/15/07	250,000	263,430
Cabot Industrial Property LP 7.125% 5/1/04	15,000	15,597
CenterPoint Properties Trust 6.75% 4/1/05	100,000	107,618
Duke Realty LP 7.3% 6/30/03	500,000	511,847
EOP Operating LP 6.625% 2/15/05	200,000	212,027
ERP Operating LP 7.1% 6/23/04	200,000	211,570
Meditrust Corp. 7.82% 9/10/26	155,000	155,000
ProLogis Trust 6.7% 4/15/04	55,000	57,295
Senior Housing Properties Trust 8.625% 1/15/12	80,000	78,800
		1,740,109
TOTAL FINANCIALS		15,088,283
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.3%
Alderwoods Group, Inc. 11% 1/2/07	132,000	131,670
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	235,000	244,400
HCA, Inc. 7.125% 6/1/06	180,000	188,100
PacifiCare Health Systems, Inc. 10.75% 6/1/09	145,000	154,788
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Tenet Healthcare Corp. 5.375% 11/15/06	$ 50,000	$ 45,500
Triad Hospitals, Inc. 8.75% 5/1/09	145,000	155,150
		919,608
Pharmaceuticals - 0.1%
aaiPharma, Inc. 11% 4/1/10	265,000	265,000
TOTAL HEALTH CARE		1,184,608
INDUSTRIALS - 1.0%
Aerospace & Defense - 0.2%
Raytheon Co. 8.2% 3/1/06	500,000	561,763
Building Products - 0.0%
Nortek, Inc.:
9.125% 9/1/07	10,000	10,100
9.25% 3/15/07	20,000	20,400
		30,500
Commercial Services & Supplies - 0.2%
Allied Waste North America, Inc.:
7.625% 1/1/06	30,000	30,000
9.25% 9/1/12 (f)	60,000	60,600
10% 8/1/09	20,000	20,000
Iron Mountain, Inc.:
8.625% 4/1/13	100,000	104,500
8.75% 9/30/09	170,000	175,525
National Waterworks, Inc. 10.5% 12/1/12 (f)	40,000	41,700
		432,325
Industrial Conglomerates - 0.4%
Tyco International Group SA:
6.125% 11/1/08	15,000	14,025
yankee:
5.8% 8/1/06	210,000	198,450
5.875% 11/1/04	75,000	72,750
6.25% 6/15/13	65,000	64,188
6.375% 6/15/05	45,000	43,650
6.375% 2/15/06	80,000	77,600
6.375% 10/15/11	215,000	201,025
6.75% 2/15/11	400,000	378,000
6.875% 1/15/29	20,000	17,600
		1,067,288

	Principal Amount	Value (Note 1)
Machinery - 0.2%
Cummins, Inc.:
5.65% 3/1/98	$ 60,000	$ 35,400
9.5% 12/1/10 (f)	40,000	42,400
Dresser, Inc. 9.375% 4/15/11	15,000	15,150
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	170,000	173,400
Terex Corp. 9.25% 7/15/11	150,000	136,500
TriMas Corp. 9.875% 6/15/12 (f)	50,000	49,500
		452,350
Road & Rail - 0.0%
TFM SA de CV 12.5% 6/15/12 (f)	70,000	70,525
TOTAL INDUSTRIALS		2,614,751
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.1%
Motorola, Inc. 8% 11/1/11	110,000	113,850
Computers & Peripherals - 0.1%
Hewlett-Packard Co. 6.5% 7/1/12	270,000	299,648
Seagate Technology HDD Holdings 8% 5/15/09 (f)	85,000	86,700
		386,348
Electronic Equipment & Instruments - 0.2%
ChipPAC International Ltd. 12.75% 8/1/09	170,000	180,200
Flextronics International Ltd. yankee:
8.75% 10/15/07	110,000	113,025
9.875% 7/1/10	130,000	140,400
Ingram Micro, Inc. 9.875% 8/15/08	15,000	15,825
PerkinElmer, Inc. 8.875% 1/15/13 (f)	70,000	69,300
Solectron Corp. 7.375% 3/1/06	115,000	107,525
		626,275
Office Electronics - 0.1%
Xerox Corp.:
5.25% 12/15/03	40,000	38,600
5.5% 11/15/03	55,000	53,625
7.15% 8/1/04	15,000	14,400
9.75% 1/15/09 (f)	70,000	67,550
		174,175
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp. 10.375% 10/1/07	165,000	174,075
TOTAL INFORMATION TECHNOLOGY		1,474,723
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - 0.9%
Chemicals - 0.1%
FMC Corp. 10.25% 11/1/09 (f)	$ 70,000	$ 75,950
Huntsman International LLC 9.875% 3/1/09	40,000	41,000
Lyondell Chemical Co. 9.875% 5/1/07	70,000	67,200
Methanex Corp. yankee 7.75% 8/15/05	205,000	207,050
		391,200
Containers & Packaging - 0.4%
Ball Corp. 6.875% 12/15/12 (f)	70,000	70,350
BWAY Corp. 10% 10/15/10 (f)	30,000	31,125
Crown Cork & Seal, Inc.:
7.375% 12/15/26	45,000	30,150
8% 4/15/23	70,000	49,000
8.375% 1/15/05	30,000	27,000
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (f)	65,000	66,950
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (f)	90,000	91,125
8.875% 2/15/09	185,000	190,550
Owens-Illinois, Inc.:
7.15% 5/15/05	45,000	43,538
7.35% 5/15/08	190,000	175,750
7.8% 5/15/18	30,000	24,900
Riverwood International Corp.:
10.625% 8/1/07	150,000	154,500
10.625% 8/1/07	80,000	82,800
		1,037,738
Metals & Mining - 0.2%
Better Minerals & Aggregates Co. 13% 9/15/09	110,000	48,400
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	225,000	207,000
P&L Coal Holdings Corp. 9.625% 5/15/08	109,000	115,186
Phelps Dodge Corp. 8.75% 6/1/11	240,000	248,400
		618,986
Paper & Forest Products - 0.2%
Georgia-Pacific Corp.:
7.375% 12/1/25	20,000	15,600
7.5% 5/15/06	185,000	173,900

	Principal Amount	Value (Note 1)
8.125% 5/15/11	$ 160,000	$ 150,400
Weyerhaeuser Co. 6.75% 3/15/12	100,000	109,034
		448,934
TOTAL MATERIALS		2,496,858
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.1%
AT&T Corp. 6.5% 3/15/13	360,000	361,126
Citizens Communications Co. 8.5% 5/15/06	165,000	182,720
France Telecom SA 9.25% 3/1/11	250,000	289,068
Qwest Corp. 8.875% 3/15/12 (f)	185,000	179,450
Rogers Cantel, Inc. yankee:
8.8% 10/1/07	30,000	25,200
9.375% 6/1/08	35,000	32,900
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	120,000	127,053
Telefonos de Mexico SA de CV 8.25% 1/26/06	450,000	492,750
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (c)	136,000	3,060
TELUS Corp. yankee 7.5% 6/1/07	610,000	591,700
Tritel PCS, Inc. 10.375% 1/15/11	115,000	123,625
Triton PCS, Inc. 9.375% 2/1/11	220,000	180,400
U.S. West Communications 7.2% 11/1/04	95,000	90,250
Verizon New York, Inc.:
6.875% 4/1/12	200,000	224,678
7.375% 4/1/32	95,000	109,856
		3,013,836
Wireless Telecommunication Services - 0.4%
American Tower Corp. 9.375% 2/1/09	65,000	51,350
AT&T Wireless Services, Inc.:
7.875% 3/1/11	125,000	125,625
8.75% 3/1/31	290,000	284,200
Cingular Wireless LLC 5.625% 12/15/06	100,000	105,136
Crown Castle International Corp.:
9.375% 8/1/11	15,000	12,300
9.5% 8/1/11	155,000	124,775
10.75% 8/1/11	35,000	30,450
Dobson Communications Corp. 10.875% 7/1/10	20,000	17,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.:
0% 2/15/08 (d)	$ 65,000	$ 58,500
9.5% 2/1/11	30,000	27,000
9.75% 10/31/07	230,000	210,450
Nextel Partners, Inc. 0% 2/1/09 (d)	85,000	61,200
Rogers Wireless, Inc. 9.625% 5/1/11	50,000	47,250
VoiceStream Wireless Corp. 0% 11/15/09 (d)	40,000	33,800
		1,189,036
TOTAL TELECOMMUNICATION SERVICES		4,202,872
UTILITIES - 1.9%
Electric Utilities - 1.1%
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	40,000	25,000
8.5% 4/15/12 (f)	115,000	73,600
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	300,000	261,000
CMS Energy Corp.:
8.375% 7/1/03	120,000	117,000
8.5% 4/15/11	30,000	26,100
Detroit Edison Co. 6.125% 10/1/10	165,000	181,740
Dominion Resources, Inc. 6.25% 6/30/12	160,000	169,248
FirstEnergy Corp. 6.45% 11/15/11	145,000	144,252
Illinois Power Co.:
7.5% 6/15/09	150,000	123,000
11.5% 12/15/10 (f)	90,000	86,850
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	130,000	117,636
Nevada Power Co. 10.875% 10/15/09 (f)	60,000	60,000
Niagara Mohawk Power Corp. 8.875% 5/15/07	75,000	88,765
Oncor Electric Delivery Co.:
7% 9/1/22 (f)	80,000	74,592
7.25% 1/15/33 (f)	400,000	408,600
Pacific Gas & Electric Co.:
6.25% 8/1/03	160,000	158,400
6.25% 3/1/04	60,000	59,100
Public Service Co. of Colorado 7.875% 10/1/12 (f)	115,000	128,374

	Principal Amount	Value (Note 1)
Reliant Energy Resources Corp. 8.125% 7/15/05	$ 275,000	$ 253,436
Southern California Edison Co. 8.95% 11/3/03	250,000	247,500
TECO Energy, Inc.:
7% 5/1/12	195,000	163,800
10.5% 12/1/07 (f)	50,000	49,000
TXU Corp. 6.375% 6/15/06	80,000	73,200
		3,090,193
Gas Utilities - 0.5%
ANR Pipeline, Inc. 9.625% 11/1/21	25,000	25,000
CMS Panhandle Holding Co. 6.125% 3/15/04	35,000	34,650
Consolidated Natural Gas Co. 6.85% 4/15/11	70,000	78,142
El Paso Energy Corp.:
7.375% 12/15/12	5,000	3,350
7.75% 1/15/32	35,000	21,700
8.05% 10/15/30	20,000	12,400
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	100,000	112,128
7.3% 8/15/33	250,000	268,016
Sempra Energy 7.95% 3/1/10	55,000	62,715
Southern Natural Gas Co.:
7.35% 2/15/31	15,000	12,525
8% 3/1/32	45,000	39,375
Tennessee Gas Pipeline Co.:
6% 12/15/11	260,000	218,400
7% 10/15/28	95,000	73,150
Texas Eastern Transmission Corp. 7.3% 12/1/10	185,000	204,446
Transcontinental Gas Pipe Line:
6.125% 1/15/05	20,000	18,600
8.875% 7/15/12 (f)	25,000	25,000
Williams Holdings of Delaware, Inc. 6.5% 12/1/08	40,000	25,600
		1,235,197
Multi-Utilities & Unregulated Power - 0.3%
El Paso Corp.:
7% 5/15/11	55,000	37,400
7.875% 6/15/12 (f)	30,000	21,000
Utilicorp United, Inc.:
6.875% 10/1/04	15,000	11,850
7% 7/15/04	20,000	16,200
7.95% 2/1/11	45,000	30,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Western Resources, Inc.:
7.875% 5/1/07	$ 90,000	$ 91,350
9.75% 5/1/07	100,000	92,000
Williams Companies, Inc.:
7.125% 9/1/11	300,000	196,500
7.5% 1/15/31	35,000	21,875
7.875% 9/1/21	35,000	22,225
8.125% 3/15/12 (f)	380,000	258,400
9.25% 3/15/04	55,000	43,450
		842,850
TOTAL UTILITIES		5,168,240
TOTAL NONCONVERTIBLE BONDS		43,808,739
TOTAL CORPORATE BONDS (Cost $42,829,303)		44,464,330
U.S. Government and Government Agency Obligations - 8.1%

U.S. Government Agency Obligations - 3.1%
Fannie Mae:
4.75% 1/2/07	350,000	371,269
5% 1/15/07	3,489,000	3,781,919
5.25% 4/15/07	2,215,000	2,424,951
6.25% 2/1/11	165,000	184,650
7.125% 6/15/10	320,000	386,155
Freddie Mac:
5.75% 3/15/09	700,000	786,045
6.25% 7/15/32	166,000	188,049
6.75% 3/15/31	244,000	291,802
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		8,414,840
U.S. Treasury Obligations - 5.0%
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03	400,000	399,914
U.S. Treasury Bonds:
6.25% 5/15/30	4,145,000	4,960,239
6.625% 2/15/27	50,000	61,770
8% 11/15/21	100,000	139,336

	Principal Amount	Value (Note 1)
U.S. Treasury Notes:
3.375% 4/30/04	$ 1,200,000	$ 1,232,484
5.75% 11/15/05	821,000	907,558
6.5% 2/15/10	1,585,000	1,894,570
6.75% 5/15/05	2,600,000	2,898,696
7% 7/15/06	1,000,000	1,159,414
TOTAL U.S. TREASURY OBLIGATIONS		13,653,981
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $21,253,286)		22,068,821
U.S. Government Agency - Mortgage Securities - 12.6%

Fannie Mae - 9.2%
5.5% 2/1/11	74,911	78,595
5.5% 1/1/18 to 1/14/33 (g)	3,316,552	3,389,803
6% 4/1/09 to 1/1/29	1,718,985	1,795,436
6% 1/1/33 (g)	8,506,419	8,798,815
6.5% 9/1/16 to 8/1/32	6,629,744	6,921,584
6.5% 1/1/33 to 1/14/33 (g)	2,058,531	2,144,089
7% 12/1/24 to 2/1/28	544,098	576,224
7.5% 10/1/26 to 8/1/28	1,298,073	1,382,795
TOTAL FANNIE MAE		25,087,341
Freddie Mac - 0.0%
7.5% 1/1/27	124,546	133,130
Government National Mortgage Association - 3.4%
6% 1/1/33 (g)	1,999,993	2,081,868
6.5% 10/15/27 to 8/15/32	3,227,381	3,394,018
7% 1/15/28 to 7/15/32	1,696,691	1,799,699
7% 1/1/33 (g)	1,500,473	1,589,095
7.5% 6/15/27 to 3/15/28	465,953	498,012
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		9,362,692
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $33,719,076)		34,583,163
Asset-Backed Securities - 1.4%

American Express Credit Account Master Trust:
1.77% 12/15/08 (h)	200,000	199,341
6.1% 12/15/06	200,000	211,526
Capital One Master Trust:
1.79% 4/16/07 (h)	200,000	197,480
5.45% 3/16/09	400,000	432,204
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	$ 60,739	$ 62,525
5.07% 2/15/08	430,000	453,113
Discover Card Master Trust I 5.75% 12/15/08	600,000	656,538
Ford Credit Auto Owner Trust:
5.54% 12/15/05	100,000	104,534
5.71% 9/15/05	90,000	94,485
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	250,066	254,876
5.09% 10/18/06	145,000	151,194
MBNA Credit Card Master Note Trust 5.75% 10/15/08	200,000	218,560
Sears Credit Account Master Trust II:
1.71% 6/16/08 (h)	200,000	199,344
6.75% 9/16/09	365,000	404,192
7.5% 11/15/07	200,000	208,180
TOTAL ASSET-BACKED SECURITIES (Cost $3,635,859)		3,848,092
Commercial Mortgage Securities - 0.9%

CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/14/62	500,000	596,426
Series 1997-C2 Class D, 7.27% 1/17/35	105,000	116,127
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	500,000	599,128
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (h)	120,000	115,050
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	225,000	268,965
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	110,000	102,816
Class C, 4.13% 11/20/37 (f)	110,000	98,175
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	500,000	555,156
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,176,416)		2,451,843
Foreign Government and Government Agency Obligations - 0.4%
	Principal Amount	Value (Note 1)
Chilean Republic:
6.875% 4/28/09	$ 150,000	$ 163,946
7.125% 1/11/12	160,000	181,200
Malaysian Government 7.5% 7/15/11	110,000	127,256
Polish Government 6.25% 7/3/12	225,000	249,750
United Mexican States 9.875% 2/1/10	200,000	245,520
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $860,379)		967,672
Floating Rate Loans - 0.2%

FINANCIALS - 0.2%
Diversified Financials - 0.2%
American Tower LP Tranche B term loan 5.31% 12/31/07 (h)	150,000	138,000
Nextel Finance Co. Tranche D term loan 4.4375% 3/31/09 (h)	350,000	313,250
		451,250
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.1875% 7/21/06 (h)	80,621	79,815
Tranche C term loan 4.4375% 7/21/07 (h)	96,745	95,778
		175,593
TOTAL FLOATING RATE LOANS (Cost $621,594)		626,843
Money Market Funds - 16.9%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $46,245,996)	46,245,996	46,245,996
TOTAL INVESTMENT PORTFOLIO - 106.0% (Cost $293,575,627)	290,199,381
NET OTHER ASSETS - (6.0)%	(16,539,521)
NET ASSETS - 100%	$ 273,659,860
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,415,584 or 2.3% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
Ratings
US Governments	20.6%
AAA, AA, A	6.3
BBB	4.5
BB	3.7
B	3.7
CCC, CC, C	0.9
Equities	49.3
Short-Term and Net Other Assets	11.0
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $344,343,232 and $343,722,604, respectively, of which long-term U.S. government and government agency obligations aggregated $144,521,016 and $141,999,828, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,725 for the period.
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $626,843 or 0.2% of net assets.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $22,278,000 of which $1,350,000, $11,276,000 and $9,652,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $293,575,627) - See accompanying schedule		$ 290,199,381
Cash		37,109
Receivable for fund shares sold		40,545
Dividends receivable		162,543
Interest receivable		1,383,745
Total assets		291,823,323

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 17,893,510
Payable for fund shares redeemed	104,180
Accrued management fee	99,880
Distribution fees payable	5,620
Other payables and accrued expenses	60,273
Total liabilities		18,163,463

Net Assets		$ 273,659,860
Net Assets consist of:
Paid in capital		$ 292,472,031
Undistributed net investment income		8,300,210
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(23,736,455)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,375,926)
Net Assets		$ 273,659,860
Initial Class: Net Asset Value, offering price and redemption price per share ($235,064,090 ÷ 19,331,152 shares)		$ 12.16

Service Class: Net Asset Value, offering price and redemption price per share ($20,019,073 ÷ 1,653,252 shares)		$ 12.11

Service Class 2: Net Asset Value, offering price and redemption price per share ($18,576,697 ÷ 1,541,597 shares)		$ 12.05

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 2,115,625
Interest		7,771,871
Security lending		1,740
Total income		9,889,236

Expenses
Management fee	$ 1,259,629
Transfer agent fees	206,488
Distribution fees	70,268
Accounting and security lending fees	113,454
Non-interested trustees' compensation	1,046
Custodian fees and expenses	22,343
Audit	27,009
Legal	3,219
Miscellaneous	29,206
Total expenses before reductions	1,732,662
Expense reductions	(52,432)	1,680,230
Net investment income (loss)		8,209,006
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,390,685)
Foreign currency transactions	508
Futures contracts	(4,641,262)
Total net realized gain (loss)		(9,031,439)
Change in net unrealized appreciation (depreciation) on: Investment securities	(27,574,460)
Assets and liabilities in foreign currencies	844
Futures contracts	(316,479)
Total change in net unrealized appreciation (depreciation)		(27,890,095)
Net gain (loss)		(36,921,534)
Net increase (decrease) in net assets resulting from operations		$ (28,712,528)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 8,209,006	$ 8,952,487
Net realized gain (loss)	(9,031,439)	(11,271,877)
Change in net unrealized appreciation (depreciation)	(27,890,095)	(2,022,596)
Net increase (decrease) in net assets resulting from operations	(28,712,528)	(4,341,986)
Distributions to shareholders from net investment income	(8,837,001)	(10,202,857)
Share transactions - net increase (decrease)	4,349,125	38,243,415
Total increase (decrease) in net assets	(33,200,404)	23,698,572

Net Assets
Beginning of period	306,860,264	283,161,692
End of period (including undistributed net investment income of $8,300,210 and undistributed net investment income of $8,952,853, respectively)	$ 273,659,860	$ 306,860,264
Other Information: Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	3,458,033	233,061	650,930
Reinvested	586,697	54,643	37,261
Redeemed	(4,004,430)	(497,329)	(380,772)
Net increase (decrease)	40,300	(209,625)	307,419

Dollars Sold	$ 44,057,181	$ 3,005,489	$ 8,292,512
Reinvested	7,644,656	709,812	482,533
Redeemed	(49,132,561)	(6,145,338)	(4,565,159)
Net increase (decrease)	$ 2,569,276	$ (2,430,037)	$ 4,209,886

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	4,491,272	478,642	997,411
Reinvested	636,973	66,778	14,524
Redeemed	(3,194,837)	(597,940)	(111,657)
Net increase (decrease)	1,933,408	(52,520)	900,278

Dollars Sold	$ 61,013,674	$ 6,436,065	$ 13,467,721
Reinvested	9,051,388	946,241	205,228
Redeemed	(43,357,523)	(8,040,756)	(1,478,623)
Net increase (decrease)	$ 26,707,539	$ (658,450)	$ 12,194,326

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 7,644,656	$ 709,812	$ 482,533

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 9,051,388	$ 946,241	$ 205,228

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.72	$ 14.45	$ 16.00	$ 16.11	$ 14.58
Income from Investment Operations
Net investment income (loss) C	.36	.42	.48	.45	.44
Net realized and unrealized gain (loss)	(1.53)	(.63)	(1.15)	.24	2.00
Total from investment operations	(1.17)	(.21)	(.67)	.69	2.44
Distributions from net investment income	(.39)	(.52)	(.48)	(.37)	(.36)
Distributions from net realized gain	-	-	(.35)	(.43)	(.55)
Distributions in excess of net realized gain	-	-	(.05)	-	-
Total distributions	(.39)	(.52)	(.88)	(.80)	(.91)
Net asset value, end of period	$ 12.16	$ 13.72	$ 14.45	$ 16.00	$ 16.11
Total Return A, B	(8.72)%	(1.58)%	(4.30)%	4.55%	17.64%
Ratios to Average Net Assets D
Expenses before expense reductions	.57%	.57%	.58%	.57%	.59%
Expenses net of voluntary waivers, if any	.57%	.57%	.58%	.57%	.59%
Expenses net of all reductions	.55%	.55%	.56%	.55%	.58%
Net investment income (loss)	2.84%	3.11%	3.18%	2.87%	2.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 235,064	$ 264,608	$ 250,802	$ 325,371	$ 307,681
Portfolio turnover rate	134%	126%	126%	108%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.66	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Income from Investment Operations
Net investment income (loss) C	.34	.41	.46	.43	.41
Net realized and unrealized gain (loss)	(1.51)	(.64)	(1.14)	.24	1.98
Total from investment operations	(1.17)	(.23)	(.68)	.67	2.39
Distributions from net investment income	(.38)	(.50)	(.47)	(.37)	(.36)
Distributions from net realized gain	-	-	(.35)	(.43)	(.55)
Distributions in excess of net realized gain	-	-	(.05)	-	-
Total distributions	(.38)	(.50)	(.87)	(.80)	(.91)
Net asset value, end of period	$ 12.11	$ 13.66	$ 14.39	$ 15.94	$ 16.07
Total Return A, B	(8.75)%	(1.72)%	(4.38)%	4.43%	17.27%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.67%	.68%	.67%	.70%
Expenses net of voluntary waivers, if any	.67%	.67%	.68%	.67%	.70%
Expenses net of all reductions	.65%	.65%	.66%	.66%	.69%
Net investment income (loss)	2.74%	3.01%	3.08%	2.77%	2.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,019	$ 25,455	$ 27,563	$ 27,054	$ 9,562
Portfolio turnover rate	134%	126%	126%	108%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.61	$ 14.37	$ 15.59
Income from Investment Operations
Net investment income (loss) E	.32	.38	.40
Net realized and unrealized gain (loss)	(1.51)	(.63)	(.75)
Total from investment operations	(1.19)	(.25)	(.35)
Distributions from net investment income	(.37)	(.51)	(.47)
Distributions from net realized gain	-	-	(.35)
Distributions in excess of net realized gain	-	-	(.05)
Total distributions	(.37)	(.51)	(.87)
Net asset value, end of period	$ 12.05	$ 13.61	$ 14.37
Total Return B, C, D	(8.93)%	(1.87)%	(2.37)%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.83%	.85% A
Expenses net of voluntary waivers, if any	.83%	.83%	.85% A
Expenses net of all reductions	.81%	.81%	.83% A
Net investment income (loss)	2.58%	2.85%	2.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,577	$ 16,798	$ 4,797
Portfolio turnover rate	134%	126%	126%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Balanced Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Balanced Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees . A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 13,682,687	|
Unrealized depreciation	(18,154,607)
Net unrealized appreciation (depreciation)	(4,471,920)
Undistributed ordinary income	7,937,519
Capital loss carryforward	(22,277,782)
Cost for federal income tax purposes	294,671,301

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 8,837,001	$ 10,202,857

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Balanced Portfolio

2. Operating Policies - continued

Financing Transactions. To earn additional income, the fund may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the fund of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the fund's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom a fund sells the security files for bankruptcy or becomes insolvent, the fund's right to repurchase the security may be restricted.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 22,742	|
Service Class 2	47,526
	$ 70,268

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 175,550	|
Service Class	15,934
Service Class 2	15,004
	$ 206,488

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $782,092 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $51,077 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,355.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 52% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company was the owner of record of 33% of the total outstanding shares of the fund.

Balanced Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund III and Shareholders of Balanced Portfolio:

We have audited the accompanying statement of assets and liabilities of Balanced Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Portfolio as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Balanced (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1994

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1994

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1994

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1994

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1994

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of VIP Balanced. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of VIP Balanced. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Ford O'Neil (40)
Year of Election or Appointment: 2001 Vice President of VIP Balanced and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.
Louis Salemy (41)
Year of Election or Appointment: 2002 Vice President of VIP Balanced and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Balanced. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Balanced. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Balanced. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1995 Assistant Treasurer of VIP Balanced. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Balanced. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Balanced. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Balanced. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 9.35% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	23%
Service Class	23%
Service Class 2	23%

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	3,016,737,746.18	90.176
Against	103,338,598.78	3.089
Abstain	225,319,688.65	6.735
TOTAL	3,345,396,033.61	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	2,957,777,654.30	88.413
Against	157,604,477.15	4.711
Abstain	230,013,902.16	6.876
TOTAL	3,345,396,033.61	100.00
PROPOSAL 3
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,208,240,398.36	95.900
Withheld	137,155,635.25	4.100
TOTAL	3,345,396,033.61	100.00
Ralph F. Cox
Affirmative	3,203,268,840.31	95.752
Withheld	142,127,193.30	4.248
TOTAL	3,345,396,033.61	100.00
Phyllis Burke Davis
Affirmative	3,204,055,758.47	95.775
Withheld	141,340,275.14	4.225
TOTAL	3,345,396,033.61	100.00
Robert M. Gates
Affirmative	3,208,455,704.41	95.907
Withheld	136,940,329.20	4.093
TOTAL	3,345,396,033.61	100.00
Abigail P. Johnson
Affirmative	3,204,790,536.75	95.797
Withheld	140,605,496.86	4.203
TOTAL	3,345,396,033.61	100.00
Edward C. Johnson 3d
Affirmative	3,204,067,467.04	95.775
Withheld	141,328,566.57	4.225
TOTAL	3,345,396,033.61	100.00
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	3,208,293,679.07	95.902
Withheld	137,102,354.54	4.098
TOTAL	3,345,396,033.61	100.00
Marie L. Knowles
Affirmative	3,209,981,465.59	95.952
Withheld	135,414,568.02	4.048
TOTAL	3,345,396,033.61	100.00
Ned C. Lautenbach
Affirmative	3,210,582,803.06	95.970
Withheld	134,813,230.55	4.030
TOTAL	3,345,396,033.61	100.00
Peter S. Lynch
Affirmative	3,212,042,077.76	96.014
Withheld	133,353,955.85	3.986
TOTAL	3,345,396,033.61	100.00
Marvin L. Mann
Affirmative	3,207,455,151.63	95.877
Withheld	137,940,881.98	4.123
TOTAL	3,345,396,033.61	100.00
William O. McCoy
Affirmative	3,206,906,756.74	95.860
Withheld	138,489,276.87	4.140
TOTAL	3,345,396,033.61	100.00
William S. Stavropoulos
Affirmative	3,208,142,406.18	95.897
Withheld	137,253,627.43	4.103
TOTAL	3,345,396,033.61	100.00
PROPOSAL 5
To amend Balanced Portfolio's fundamental investment limitation concerning borrowing.
	# of Votes	% of Votes
Affirmative	227,811,020.16	85.963
Against	11,200,498.67	4.227
Abstain	25,997,811.99	9.810
TOTAL	265,009,330.82	100.00
PROPOSAL 6
To amend Balanced Portfolio's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	231,215,356.17	87.248
Against	10,505,721.30	3.964
Abstain	23,288,253.35	8.788
TOTAL	265,009,330.82	100.00
*Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Balanced Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPBAL-ANN-0203 338231
1.540208.105

Fidelity® Variable Insurance Products:

Dynamic Capital Appreciation Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Dynamic Capital Appreciation - Initial Class	-7.21%	-22.17%
S&P 500 ®	-22.10%	-18.35%
Variable Annuity Capital Appreciation Funds Average	-25.71%	n/a*
Variable Annuity Multi-Cap Core Funds Average	-22.48%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the Initial Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, September 25, 2000.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Initial Class on September 25, 2000, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Standard & Poor's 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class share reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Dynamic Capital Appreciation - Service Class	-7.22%	-22.23%
S&P 500 ®	-22.10%	-18.35%
Variable Annuity Capital Appreciation Funds Average	-25.71%	n/a*
Variable Annuity Multi-Cap Core Funds Average	-22.48%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the Service Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, September 25, 2000.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Service Class on September 25, 2000, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Standard & Poor's 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class 2 share reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Dynamic Capital Appreciation - Service Class 2	-7.55%	-22.35%
S&P 500 ®	-22.10%	-18.35%
Variable Annuity Capital Appreciation Funds Average	-25.71%	n/a*
Variable Annuity Multi-Cap Core Funds Average	-22.48%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the Service Class 2's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, September 25, 2000.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Service Class 2 on September 25, 2000, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Standard & Poor's 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Fergus Shiel, Portfolio Manager of Dynamic Capital Appreciation Portfolio

Q. How did the fund perform, Fergus?

A. For the 12 months ending December 31, 2002, the fund significantly outperformed the Standard & Poor's 500 Index and the variable annuity capital appreciation funds average tracked by Lipper Inc., which fell 22.10% and 25.71%, respectively.

Q. What factors helped the fund outperform its benchmarks?

A. Good stock picking in three sectors - technology, consumer discretionary and telecommunication services - was the major differentiating factor. Early in the period, I significantly reduced the fund's technology exposure, concluding that few investors were comfortable owning networking, communications equipment and infrastructure software companies due to the sharp downturn in corporate information technology spending. This strategy was helpful, as these areas of technology generally performed poorly for most of the period. Meanwhile, I was attracted to some technology companies, such as Xerox and Motorola, that were taking new steps to turn their businesses around. These stocks performed quite well and helped the fund's collective holdings in technology hardware outperform those in the index by 34 percentage points. In the consumer discretionary sector, upholstery fabric and bedding manufacturer Culp - the fund's top performer - rose more than 300%, leading the fund's consumer durables and apparel stocks to a collective return of 62%. I eventually sold off Culp to lock in profits. Meanwhile, strong gains by Qwest Communications and Nextel Communications, which advanced 113% and 80%, respectively, helped the fund's telecommunications stocks return nearly 7%, compared to a decline of 34% for the index's holdings in this sector. Our gains made in these groups more than offset weakness the fund sustained by some relatively poor stock selection in the energy sector, as holdings in energy services firms Transocean and GlobalSantaFe proved disappointing.

Q. The fund had a large weighting in tobacco. How did these stocks do?

A. My positioning worked very well during the first half of the period. However, a series of unfavorable revelations that began in late summer weighed heavily on the group thereafter, and this weakness compromised the fund's earlier gains. Philip Morris, RJ Reynolds and UST faced several problems that came to light: among them, product pricing being pushed too high, too fast; large increases in state taxes eroding demand; and increasing competition from independent producers and illegal importers. The acknowledgement of those competitive issues by tobacco firms sent shares of the entire group reeling. I subsequently decided to reduce the fund's holdings in this industry, eliminating Philip Morris and UST, because I couldn't justify keeping such a high exposure to them given weaker fundamentals. Additionally, many other compelling investment opportunities were becoming available. However, I maintained holdings in RJ Reynolds because it still had strong cash flows, a single-digit price-to-earnings multiple and an average dividend yield of about 8.0%. That's a pretty attractive investment.

Q. What were your other strategies?

A. I felt the indiscriminate equity market sell-off in September was driven by an overstated level of investor fear that was primarily fueled by tight corporate lending practices by banks. I used the market's weakness to reposition the portfolio, increasing its exposure to stocks that I felt were oversold, particularly in cyclical industries such as industrials, brokerage, media and technology that historically move higher on expectations of an economic recovery. Tweaking the portfolio in this direction - with such strong performers as Nextel and Micron - had a positive influence on the fund's return during the market's rally in October and November. Still, some decisions hadn't yet paid off. For example, the market reacted unfavorably to satellite TV company EchoStar's attempt to merge with a competitor.

Q. Did you make any other changes to the fund's composition?

A. I significantly reduced the fund's exposure to hospital and health insurance stocks during the second half of the period to lock in profits. I did so because I believed that a pro-business Republican majority in Congress could be inclined to limit price increases by these health care businesses, as a means of helping a broader group of companies cope with the higher costs of providing health insurance. Further, allegations that former fund holding Tenet Healthcare may have overbilled the government to treat Medicare patients brought into question the earnings of hospital stocks.

Q. What's your outlook for 2003?

A. I'm optimistic. We recently saw a positive twitch in the sluggish economy based on several factors. Spreads narrowed between government bonds and high-yield bonds, suggesting lenders were more willing to lend to corporate customers. Further, unemployment remained relatively stable, an expected wave of new corporate bankruptcies never materialized, and the hangover of corporate fraud and accounting scandals started to wear off. The economy may muddle along and grow at a slow pace, but I believe it's headed in the right direction for stocks.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks capital appreciation

Start date: September 25, 2000

Size: as of December 31, 2002, more than
$7 million

Manager: Fergus Shiel, since inception; joined Fidelity in 1989

3

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Xerox Corp.	6.5
Qwest Communications International, Inc.	4.5
RJ Reynolds Tobacco Holdings, Inc.	4.4
Nextel Communications, Inc. Class A	4.2
Cablevision Systems Corp. - NY Group Class A	3.5
23.1
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Consumer Discretionary	25.8
Information Technology	17.9
Financials	15.4
Telecommunication Services	11.4
Energy	8.2
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks	97.4%
Short-Term Investments and Net Other Assets	2.6%

* Foreign investments	4.1%

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 25.8%
Hotels, Restaurants & Leisure - 0.8%
Yum! Brands, Inc. (a)	2,400	$ 58,128
Household Durables - 0.5%
Garmin Ltd. (a)	100	2,930
Snap-On, Inc.	1,300	36,543
		39,473
Leisure Equipment & Products - 1.3%
Mattel, Inc.	3,500	67,025
Oakley, Inc. (a)	3,000	30,810
		97,835
Media - 12.0%
AOL Time Warner, Inc. (a)	8,000	104,800
Cablevision Systems Corp. - NY Group Class A (a)	16,000	267,840
Charter Communications, Inc. Class A (a)	123,600	145,848
EchoStar Communications Corp. Class A (a)	5,190	115,529
Liberty Media Corp. Class A (a)	25,000	223,500
Walt Disney Co.	4,000	65,240
		922,757
Multiline Retail - 1.0%
Dollar General Corp.	4,500	53,775
The May Department Stores Co.	1,000	22,980
		76,755
Specialty Retail - 7.1%
Abercrombie & Fitch Co. Class A (a)	5,500	112,530
AnnTaylor Stores Corp. (a)	2,600	53,092
Office Depot, Inc. (a)	8,000	118,080
PETsMART, Inc. (a)	4,500	77,085
Pier 1 Imports, Inc.	7,300	138,189
Ross Stores, Inc.	500	21,195
Williams-Sonoma, Inc. (a)	1,000	27,150
		547,321
Textiles Apparel & Luxury Goods - 3.1%
Fossil, Inc. (a)	3,000	61,020
Jones Apparel Group, Inc. (a)	2,000	70,880
Liz Claiborne, Inc.	2,200	65,230
Polo Ralph Lauren Corp. Class A (a)	2,000	43,520
		240,650
TOTAL CONSUMER DISCRETIONARY		1,982,919
CONSUMER STAPLES - 5.8%
Tobacco - 5.8%
Loews Corp. - Carolina Group	5,500	111,485
RJ Reynolds Tobacco Holdings, Inc.	8,000	336,880
		448,365
ENERGY - 8.2%
Energy Equipment & Services - 8.2%
BJ Services Co. (a)	2,500	80,775

	Shares	Value (Note 1)
ENSCO International, Inc.	3,000	$ 88,350
GlobalSantaFe Corp.	5,500	133,760
Rowan Companies, Inc.	6,000	136,200
Transocean, Inc.	4,000	92,800
Weatherford International Ltd. (a)	2,500	99,825
		631,710
FINANCIALS - 15.4%
Banks - 2.5%
Bank One Corp.	2,000	73,100
FleetBoston Financial Corp.	5,000	121,500
		194,600
Diversified Financials - 12.0%
Charles Schwab Corp.	18,500	200,725
J.P. Morgan Chase & Co.	5,500	132,000
Merrill Lynch & Co., Inc.	7,000	265,650
Morgan Stanley	5,300	211,576
Providian Financial Corp. (a)	18,000	116,820
		926,771
Insurance - 0.9%
ACE Ltd.	2,300	67,482
TOTAL FINANCIALS		1,188,853
HEALTH CARE - 3.8%
Biotechnology - 1.1%
IDEC Pharmaceuticals Corp. (a)	2,500	82,925
Health Care Providers & Services - 2.7%
WebMD Corp. (a)	24,500	209,475
TOTAL HEALTH CARE		292,400
INDUSTRIALS - 7.9%
Air Freight & Logistics - 0.6%
Airborne, Inc.	3,300	48,939
Airlines - 0.2%
Ryanair Holdings PLC warrants (UBS Warrant Programme) 2/25/04 (a)	1,521	10,779
Commercial Services & Supplies - 1.0%
Corinthian Colleges, Inc. (a)	700	26,502
First Data Corp.	1,500	53,115
		79,617
Electrical Equipment - 0.8%
Emerson Electric Co.	800	40,680
Power-One, Inc. (a)	3,300	18,711
Vicor Corp. (a)	300	2,475
		61,866
Industrial Conglomerates - 0.9%
Tyco International Ltd.	4,000	68,320
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - 1.0%
AGCO Corp. (a)	1,800	$ 39,780
Caterpillar, Inc.	800	36,576
		76,356
Road & Rail - 2.8%
Burlington Northern Santa Fe Corp.	1,900	49,419
CSX Corp.	1,300	36,803
Norfolk Southern Corp.	6,500	129,935
		216,157
Trading Companies & Distributors - 0.6%
W.W. Grainger, Inc.	900	46,395
TOTAL INDUSTRIALS		608,429
INFORMATION TECHNOLOGY - 17.9%
Communications Equipment - 5.1%
Lucent Technologies, Inc. (a)	65,000	81,900
Motorola, Inc.	20,200	174,730
Nortel Networks Corp. (a)	62,000	99,820
QUALCOMM, Inc. (a)	1,100	40,029
		396,479
Office Electronics - 6.5%
Xerox Corp. (a)	62,000	499,100
Semiconductor Equipment & Products - 5.1%
Advanced Micro Devices, Inc. (a)	9,000	58,140
Atmel Corp. (a)	26,000	57,980
Intel Corp.	1,500	23,355
LAM Research Corp. (a)	1,600	17,280
Micron Technology, Inc. (a)	6,000	58,440
Texas Instruments, Inc.	11,800	177,118
		392,313
Software - 1.2%
BEA Systems, Inc. (a)	3,400	38,998
Reynolds & Reynolds Co. Class A	2,000	50,940
		89,938
TOTAL INFORMATION TECHNOLOGY		1,377,830
MATERIALS - 1.2%
Chemicals - 1.2%
Dow Chemical Co.	1,000	29,700
Monsanto Co.	1,000	19,250
PPG Industries, Inc.	800	40,120
		89,070
TELECOMMUNICATION SERVICES - 11.4%
Diversified Telecommunication Services - 4.5%
Qwest Communications International, Inc. (a)	70,000	350,000
Wireless Telecommunication Services - 6.9%
American Tower Corp. Class A (a)	2,900	10,237

	Shares	Value (Note 1)
AT&T Wireless Services, Inc. (a)	17,000	$ 96,050
Crown Castle International Corp. (a)	26,700	100,125
Nextel Communications, Inc. Class A (a)	28,000	323,400
		529,812
TOTAL TELECOMMUNICATION SERVICES		879,812
TOTAL COMMON STOCKS (Cost $7,422,606)		7,499,388
Money Market Funds - 1.1%

Fidelity Cash Central Fund, 1.43% (b) (Cost $82,876)	82,876	82,876
TOTAL INVESTMENT PORTFOLIO - 98.5% (Cost $7,505,482)		7,582,264
NET OTHER ASSETS - 1.5%		118,663
NET ASSETS - 100%		$ 7,700,927
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $25,854,854 and $22,600,911, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,212 for the period.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $1,982,000 of which $8,000, $1,694,000 and $280,000 will expire on December 31, 2008, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2003 approximately $29,000 of losses recognized during the period November 1, 2002 to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $7,505,482) - See accompanying schedule		$ 7,582,264
Receivable for investments sold		174,992
Receivable for fund shares sold		9,451
Dividends receivable		14,631
Interest receivable		501
Receivable from investment adviser for expense reductions		5,581
Other receivables		1,458
Total assets		7,788,878

Liabilities
Payable to custodian bank	$ 14,240
Payable for investments purchased	27,887
Payable for fund shares redeemed	6,084
Accrued management fee	3,861
Distribution fees payable	1,399
Other payables and accrued expenses	34,480
Total liabilities		87,951

Net Assets		$ 7,700,927
Net Assets consist of:
Paid in capital		$ 9,691,177
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,067,199)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		76,949
Net Assets		$ 7,700,927
Initial Class: Net Asset Value, offering price and redemption price per share ($718,875 ÷ 127,129 shares)		$ 5.65

Service Class: Net Asset Value, offering price and redemption price per share ($773,139 ÷ 137,089 shares)		$ 5.64

Service Class 2: Net Asset Value, offering price and redemption price per share ($6,208,913 ÷ 1,104,460 shares)		$ 5.62

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 109,413
Interest		6,184
Total income		115,597

Expenses
Management fee	$ 39,533
Transfer agent fees	8,520
Distribution fees	14,034
Accounting fees and expenses	60,000
Non-interested trustees' compensation	24
Custodian fees and expenses	21,197
Audit	25,302
Legal	60
Report to shareholders	18,128
Miscellaneous	90
Total expenses before reductions	186,888
Expense reductions	(79,167)	107,721
Net investment income (loss)		7,876
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(295,408)
Foreign currency transactions	331
Total net realized gain (loss)		(295,077)
Change in net unrealized appreciation (depreciation) on: Investment securities	(372,421)
Assets and liabilities in foreign currencies	175
Total change in net unrealized appreciation (depreciation)		(372,246)
Net gain (loss)		(667,323)
Net increase (decrease) in net assets resulting from operations		$ (659,447)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,876	$ (6,616)
Net realized gain (loss)	(295,077)	(1,599,497)
Change in net unrealized appreciation (depreciation)	(372,246)	554,825
Net increase (decrease) in net assets resulting from operations	(659,447)	(1,051,288)
Distributions to shareholders from net investment income	(13,673)	(3,683)
Share transactions - net increase (decrease)	3,097,097	3,725,262
Total increase (decrease) in net assets	2,423,977	2,670,291

Net Assets
Beginning of period	5,276,950	2,606,659
End of period (including undistributed net investment income of $0 and undistributed net investment income of $367, respectively)	$ 7,700,927	$ 5,276,950
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	115,079	190,371	667,854
Reinvested	227	244	1,965
Redeemed	(52,017)	(203,736)	(218,035)
Net increase (decrease)	63,289	(13,121)	451,784

Dollars Sold	$ 679,760	$ 1,195,213	$ 3,910,631
Reinvested	1,278	1,372	11,023
Redeemed	(293,043)	(1,213,482)	(1,195,655)
Net increase (decrease)	$ 387,995	$ (16,897)	$ 2,725,999

Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	41,799	295,206	552,493
Reinvested	36	118	285
Redeemed	(7,996)	(239,245)	(81,880)
Net increase (decrease)	33,839	56,079	470,898

Dollars Sold	$ 270,531	$ 1,993,557	$ 3,585,628
Reinvested	300	992	2,391
Redeemed	(45,240)	(1,609,217)	(473,680)
Net increase (decrease)	$ 225,591	$ 385,332	$ 3,114,339

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 1,278	$ 1,372	$ 11,023
From net realized gain	-	-	-
Total	$ 1,278	$ 1,372	$ 11,023

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 300	$ 992	$ 2,391
From net realized gain	-	-	-
Total	$ 300	$ 992	$ 2,391

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.10	$ 8.52	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.02	.00	.01
Net realized and unrealized gain (loss)	(.46)	(2.41)	(1.49)
Total from investment operations	(.44)	(2.41)	(1.48)
Distributions from net investment income	(.01)	(.01)	-
Net asset value, end of period	$ 5.65	$ 6.10	$ 8.52
Total Return B,C,D	(7.21)%	(28.32)%	(14.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.64%	3.59%	10.18% A
Expenses net of voluntary waivers, if any	1.50%	1.50%	1.50% A
Expenses net of all reductions	1.38%	1.43%	1.50% A
Net investment income (loss)	.32%	.02%	.47% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 719	$ 390	$ 256
Portfolio turnover rate	349%	432%	295% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period September 25, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.09	$ 8.52	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	(.01)	.01
Net realized and unrealized gain (loss)	(.45)	(2.41)	(1.49)
Total from investment operations	(.44)	(2.42)	(1.48)
Distributions from net investment income	(.01)	(.01)	-
Net asset value, end of period	$ 5.64	$ 6.09	$ 8.52
Total Return B, C, D	(7.22)%	(28.44)%	(14.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.61%	3.63%	10.30% A
Expenses net of voluntary waivers, if any	1.60%	1.60%	1.60% A
Expenses net of all reductions	1.48%	1.53%	1.60% A
Net investment income (loss)	.22%	(.08) %	.36% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 773	$ 915	$ 802
Portfolio turnover rate	349%	432%	295% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period September 25, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.09	$ 8.52	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.00	(.01)	.00
Net realized and unrealized gain (loss)	(.46)	(2.41)	(1.48)
Total from investment operations	(.46)	(2.42)	(1.48)
Distributions from net investment income	(.01)	(.01)	-
Net asset value, end of period	$ 5.62	$ 6.09	$ 8.52
Total Return B,C,D	(7.55)%	(28.44)%	(14.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.79%	3.77%	10.49% A
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.63%	1.68%	1.75% A
Net investment income (loss)	.07%	(.23) %	.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,209	$ 3,972	$ 1,549
Portfolio turnover rate	349%	432%	295% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period September 25, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Dynamic Capital Appreciation Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 734,512	|
Unrealized depreciation	(706,876)
Net unrealized appreciation (depreciation)	27,636
Capital loss carryforward	(1,982,318)
Cost for federal income tax purposes	$ 7,554,628

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 13,673	$ 3,683

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 962	|
Service Class 2	13,072
	$ 14,034

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 1,308	|
Service Class	860
Service Class 2	6,352
	$ 8,520

Dynamic Capital Appreciation Portfolio

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,048 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Initial Class	1.50%	6,820
Service Class	1.60%	9,730
Service Class 2	1.75%	54,422
		$ 70,972

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $8,195 for the period.

7. Other Information.

Two unaffiliated insurance companies were the owners of record of 68% of the total outstanding shares of the fund.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund III and Shareholders of Dynamic Capital Appreciation Portfolio:

We have audited the accompanying statement of assets and liabilities of Dynamic Capital Appreciation Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dynamic Capital Appreciation Portfolio as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Dynamic Capital Appreciation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1994

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1994

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1994

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1994

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1994

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Dynamic Capital Appreciation. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

J. Fergus Shiel (45)

Year of Election or Appointment: 2000

Vice President of VIP Dynamic Capital Appreciation and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Shiel managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 2000

Secretary of VIP Dynamic Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Dynamic Capital Appreciation. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Dynamic Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 2000 Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Dynamic Capital Appreciation Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	3,016,737,746.18	90.176
Against	103,338,598.78	3.089
Abstain	225,319,688.65	6.735
TOTAL	3,345,396,033.61	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	2,957,777,654.30	88.413
Against	157,604,477.15	4.711
Abstain	230,013,902.16	6.876
TOTAL	3,345,396,033.61	100.00
PROPOSAL 3
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,208,240,398.36	95.900
Withheld	137,155,635.25	4.100
TOTAL	3,345,396,033.61	100.00
Ralph F. Cox
Affirmative	3,203,268,840.31	95.752
Withheld	142,127,193.30	4.248
TOTAL	3,345,396,033.61	100.00
Phyllis Burke Davis
Affirmative	3,204,055,758.47	95.775
Withheld	141,340,275.14	4.225
TOTAL	3,345,396,033.61	100.00
Robert M. Gates
Affirmative	3,208,455,704.41	95.907
Withheld	136,940,329.20	4.093
TOTAL	3,345,396,033.61	100.00
Abigail P. Johnson
Affirmative	3,204,790,536.75	95.797
Withheld	140,605,496.86	4.203
TOTAL	3,345,396,033.61	100.00
Edward C. Johnson 3d
Affirmative	3,204,067,467.04	95.775
Withheld	141,328,566.57	4.225
TOTAL	3,345,396,033.61	100.00
Donald J. Kirk
Affirmative	3,208,293,679.07	95.902
Withheld	137,102,354.54	4.098
TOTAL	3,345,396,033.61	100.00
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	3,209,981,465.59	95.952
Withheld	135,414,568.02	4.048
TOTAL	3,345,396,033.61	100.00
Ned C. Lautenbach
Affirmative	3,210,582,803.06	95.970
Withheld	134,813,230.55	4.030
TOTAL	3,345,396,033.61	100.00
Peter S. Lynch
Affirmative	3,212,042,077.76	96.014
Withheld	133,353,955.85	3.986
TOTAL	3,345,396,033.61	100.00
Marvin L. Mann
Affirmative	3,207,455,151.63	95.877
Withheld	137,940,881.98	4.123
TOTAL	3,345,396,033.61	100.00
William O. McCoy
Affirmative	3,206,906,756.74	95.860
Withheld	138,489,276.87	4.140
TOTAL	3,345,396,033.61	100.00
William S. Stavropoulos
Affirmative	3,208,142,406.18	95.897
Withheld	137,253,627.43	4.103
TOTAL	3,345,396,033.61	100.00
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	5,812,446.08	86.634
Against	244,720.75	3.648
Abstain	652,009.91	9.718
TOTAL	6,709,176.74	100.00
* Denotes trust-wide proposals and voting results.
Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPDCA-ANN-0203 337846
1.751799.102

Fidelity® Variable Insurance Products:

Growth & Income Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

>

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Initial Class	-16.61%	0.74%	4.95%
S&P 500®	-22.10%	-0.59%	4.09%
Variable Annuity Growth & Income Funds Average	-20.11%	-0.58%	n/a*
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class on December 31, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Service Class	-16.69%	0.61%	4.84%
S&P 500®	-22.10%	-0.59%	4.09%
Variable Annuity Growth & Income Funds Average	-20.11%	-0.58%	n/a*
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	n/a

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class on December 31, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Service Class 2	-16.84%	0.52%	4.75%
S&P 500®	-22.10%	-0.59%	4.09%
Variable Annuity Growth & Income Funds Average	-20.11%	-0.58%	n/a*
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2 on December 31, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Louis Salemy, Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the one-year period that ended December 31, 2002, the fund outperformed both the Standard & Poor's 500 Index, which fell 22.10%, and the variable annuity growth & income funds average tracked by Lipper Inc., which dropped 20.11%.

Q. How did the fund beat its benchmarks in this difficult market?

A. It was more about missing a lot of the disasters than it was hitting home runs. To begin with, I maintained very little exposure to the downturn in technology stocks, which helped a lot. To me, the earnings expectations and valuations of tech firms were still too high, given a backdrop of weak capital spending and no major breakthrough technologies, such as the Internet, to drive another growth wave. While such prominent hardware names as Intel, IBM and Texas Instruments rallied with the rest of the sector during the fourth quarter, not owning them for the year was quite positive overall versus the index. Also key was avoiding other groups plagued by overcapacity, such as utilities, as well as owning the right telecommunication services stocks - namely wireless provider Nextel.

Q. What other strategies were helpful to performance?

A. It was tough finding many solid companies that were attractively priced and had good sustainable earnings growth. That said, I held more-concentrated positions in a mix of both cyclical and stable-growth stocks that I felt could help us do well in any economic environment. In addition, I maintained an above-average weighting in cash, which helped shelter us somewhat from falling equity markets. On the cyclical side, I avoided poor-performing traditional value names and instead used price declines to become more aggressive in such brokerage houses as Morgan Stanley and Merrill Lynch, which stood to benefit from an economic recovery. While we were early with these stocks, as capital markets activity remained weak, they still held up relatively well due to improved profit margins and earnings power.

Q. How did the fund's stable-growth stocks perform?

A. This part of the fund worked well. We benefited in consumer discretionary by owning good growth stories in media, most notably advertising company Omnicom Group and satellite TV provider EchoStar Communications. Raising exposure to select consumer staples - including Gillette - also paid off, as did our emphasis on some defensive financials.

Q. What moves disappointed?

A. One part of my cyclical strategy that didn't pan out was the fund's holdings in regional Bell operating company BellSouth, which suffered despite the solid management of its business during the economic downturn. Additionally, while we missed the period's biggest blowup, WorldCom, we did own a couple of stocks that suffered from corporate scandals and credit-quality downgrades, namely Tyco International and Adelphia Communications, both of which I've since sold. The fund's positioning in health care also detracted, as we held poor-performing biotechnology stock Amgen, while not owning many of the large-cap pharmaceutical stocks that bounced back on faster new drug approvals. While I was concerned about the growth outlook for drug stocks, the same was true for regional banks. However, not having enough banks in the portfolio hurt, as the group benefited from lower interest rates and better credit-risk management. Finally, Home Depot was a laggard on the retailing front, while Microsoft - the only tech stock I overweighted during the period - detracted despite being one of the few large-cap tech companies whose earnings didn't disappoint.

Q. What's your outlook, Louis?

A. I'm still cautious, as valuations in several industries are now less attractive following the recent run-up in the market. The ability of many companies - particularly within technology and health care - to grow their earnings going forward also remains a challenge. Paralysis in the capital markets has cast a pall over the entire economy, making it difficult for many firms to refinance and pay down debt, or even fund their businesses. We'll need to see some improvement here before the economy can begin growing again. Until then, I'll try to manage the fund for any economic environment through a balance of growth cyclicals and "Steady Eddies" that I feel can consistently increase their earnings power over time.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of December 31, 2002, more than
$1.0 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	5.2
Omnicom Group, Inc.	5.0
Morgan Stanley	4.8
Merrill Lynch & Co., Inc.	4.4
BellSouth Corp.	4.2
23.6
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	22.7
Consumer Discretionary	21.3
Consumer Staples	11.2
Telecommunication Services	8.7
Industrials	7.1
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks	81.2%
Bonds	3.1%
Short-Term Investments and Net Other Assets	15.7%

* Foreign investments	0.7%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 81.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 19.6%
Media - 12.0%
Comcast Corp. Class A (special) (a)	323,100	$ 7,298,829
E.W. Scripps Co. Class A	252,100	19,399,095
EchoStar Communications Corp. Class A (a)	1,543,200	34,351,632
Omnicom Group, Inc.	797,200	51,499,120
Pegasus Communications Corp. Class A (a)	1,415,100	1,853,781
Walt Disney Co.	571,600	9,322,796
		123,725,253
Multiline Retail - 5.3%
Kohl's Corp. (a)	345,800	19,347,510
Wal-Mart Stores, Inc.	694,800	35,094,348
		54,441,858
Specialty Retail - 1.6%
Hollywood Entertainment Corp. (a)	533,800	8,060,380
Home Depot, Inc.	364,200	8,726,232
		16,786,612
Textiles Apparel & Luxury Goods - 0.7%
Liz Claiborne, Inc.	234,900	6,964,785
TOTAL CONSUMER DISCRETIONARY		201,918,508
CONSUMER STAPLES - 11.2%
Beverages - 1.0%
The Coca-Cola Co.	233,500	10,231,970
Food & Drug Retailing - 0.9%
Walgreen Co.	319,400	9,323,286
Food Products - 0.8%
McCormick & Co., Inc. (non-vtg.)	357,100	8,284,720
Household Products - 2.3%
Colgate-Palmolive Co.	235,600	12,352,508
Kimberly-Clark Corp.	229,500	10,894,365
		23,246,873
Personal Products - 5.2%
Gillette Co.	1,757,500	53,357,699
Tobacco - 1.0%
Philip Morris Companies, Inc.	259,160	10,503,755
TOTAL CONSUMER STAPLES		114,948,303
ENERGY - 2.8%
Oil & Gas - 2.8%
Exxon Mobil Corp.	815,856	28,506,009
FINANCIALS - 22.7%
Banks - 4.7%
Bank One Corp.	174,400	6,374,320
Wells Fargo & Co.	894,400	41,920,528
		48,294,848

	Shares	Value (Note 1)
Diversified Financials - 14.6%
Fannie Mae	265,300	$ 17,066,749
Freddie Mac	575,532	33,985,165
Goldman Sachs Group, Inc.	67,000	4,562,700
Merrill Lynch & Co., Inc.	1,201,500	45,596,925
Morgan Stanley	1,247,900	49,816,168
		151,027,707
Insurance - 3.4%
Allstate Corp.	244,500	9,044,055
American International Group, Inc.	346,005	20,016,389
PartnerRe Ltd.	109,500	5,674,290
		34,734,734
TOTAL FINANCIALS		234,057,289
HEALTH CARE - 5.5%
Biotechnology - 1.6%
Amgen, Inc. (a)	337,500	16,314,750
Health Care Equipment & Supplies - 0.8%
Advanced Medical Optics, Inc. (a)	1	12
Medtronic, Inc.	190,300	8,677,680
		8,677,692
Pharmaceuticals - 3.1%
Allergan, Inc.	123,100	7,093,022
Bristol-Myers Squibb Co.	105,200	2,435,380
Pfizer, Inc.	718,700	21,970,659
		31,499,061
TOTAL HEALTH CARE		56,491,503
INDUSTRIALS - 7.1%
Aerospace & Defense - 1.7%
Lockheed Martin Corp.	111,700	6,450,675
Northrop Grumman Corp.	79,300	7,692,100
United Technologies Corp.	56,600	3,505,804
		17,648,579
Airlines - 0.5%
Mesaba Holdings, Inc. (a)	421,100	2,577,132
Southwest Airlines Co.	173,600	2,413,040
		4,990,172
Building Products - 0.5%
American Standard Companies, Inc. (a)	78,500	5,584,490
Commercial Services & Supplies - 1.4%
Avery Dennison Corp.	66,400	4,055,712
First Data Corp.	294,500	10,428,245
		14,483,957
Industrial Conglomerates - 3.0%
General Electric Co.	1,252,700	30,503,245
TOTAL INDUSTRIALS		73,210,443
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 5.0%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	893,200	$ 11,700,920
Nokia Corp. sponsored ADR	27,000	418,500
		12,119,420
Computers & Peripherals - 0.1%
Lexmark International, Inc. Class A (a)	13,500	816,750
Software - 3.7%
Microsoft Corp. (a)	739,900	38,252,830
TOTAL INFORMATION TECHNOLOGY		51,189,000
MATERIALS - 0.0%
Chemicals - 0.0%
Praxair, Inc.	2,300	132,871
Containers & Packaging - 0.0%
Ball Corp.	6	307
TOTAL MATERIALS		133,178
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 6.8%
BellSouth Corp.	1,680,600	43,477,122
SBC Communications, Inc.	409,130	11,091,514
Verizon Communications, Inc.	402,400	15,593,000
		70,161,636
Wireless Telecommunication Services - 0.5%
Nextel Communications, Inc. Class A (a)	429,900	4,965,345
TOTAL TELECOMMUNICATION SERVICES		75,126,981
TOTAL COMMON STOCKS (Cost $952,641,235)		835,581,214
Corporate Bonds - 3.1%
	Principal Amount
Convertible Bonds - 1.7%
CONSUMER DISCRETIONARY - 1.7%
Media - 1.7%
EchoStar Communications Corp.:
5.75% 5/15/08 (c)	$ 18,830,000	17,041,150
5.75% 5/15/08	300,000	273,000
		17,314,150

	Principal Amount	Value (Note 1)
Nonconvertible Bonds - 1.4%
TELECOMMUNICATION SERVICES - 1.4%
Wireless Telecommunication Services - 1.4%
Nextel Communications, Inc.:
9.375% 11/15/09	$ 8,080,000	$ 7,312,400
9.5% 2/1/11	7,525,000	6,772,500
		14,084,900
TOTAL CORPORATE BONDS (Cost $30,161,828)		31,399,050
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (Cost $1,499,424)	1,500,000	1,499,676
Money Market Funds - 15.5%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $160,030,333)	160,030,333	160,030,333
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $1,144,332,820)		1,028,510,273
NET OTHER ASSETS - 0.1%		663,213
NET ASSETS - 100%		$ 1,029,173,486
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,041,150 or 1.7% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $405,999,716 and $412,767,717, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27,358 for the period.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $156,531,000 of which $49,149,000 and $107,382,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $1,144,332,820) - See accompanying schedule		$ 1,028,510,273
Receivable for fund shares sold		296,078
Dividends receivable		979,582
Interest receivable		722,617
Other receivables		5,404
Total assets		1,030,513,954

Liabilities
Payable for fund shares redeemed	$ 775,135
Accrued management fee	422,728
Distribution fees payable	50,309
Other payables and accrued expenses	92,296
Total liabilities		1,340,468

Net Assets		$ 1,029,173,486
Net Assets consist of:
Paid in capital		$ 1,292,053,884
Undistributed net investment income		13,960,647
Accumulated undistributed net realized gain (loss) on investments		(161,018,498)
Net unrealized appreciation (depreciation) on investments		(115,822,547)
Net Assets		$ 1,029,173,486

Initial Class: Net Asset Value, offering price and redemption price per share ($638,123,763 ÷ 58,752,003 shares)		$ 10.86

Service Class: Net Asset Value, offering price and redemption price per share ($250,160,114 ÷ 23,167,805 shares)		$ 10.80

Service Class 2: Net Asset Value, offering price and redemption price per share ($140,889,609 ÷ 13,131,919 shares)		$ 10.73

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 12,546,729
Interest		8,502,499
Security lending		4,636
Total income		21,053,864

Expenses
Management fee	$ 5,399,250
Transfer agent fees	773,176
Distribution fees	532,749
Accounting and security lending fees	282,366
Non-interested trustees' compensation	4,032
Custodian fees and expenses	16,588
Audit	31,741
Legal	13,641
Reports to shareholders	100,808
Miscellaneous	8,375
Total expenses before reductions	7,162,726
Expense reductions	(142,132)	7,020,594
Net investment income (loss)		14,033,270
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(97,687,550)
Futures contracts	(8,266,772)
Total net realized gain (loss)		(105,954,322)
Change in net unrealized appreciation (depreciation) on: Investment securities	(122,151,854)
Futures contracts	(1,067,223)
Total change in net unrealized appreciation (depreciation)		(123,219,077)
Net gain (loss)		(229,173,399)
Net increase (decrease) in net assets resulting from operations		$ (215,140,129)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,033,270	$ 15,617,953
Net realized gain (loss)	(105,954,322)	(55,343,155)
Change in net unrealized appreciation (depreciation)	(123,219,077)	(73,235,701)
Net increase (decrease) in net assets resulting from operations	(215,140,129)	(112,960,903)
Distributions to shareholders from net investment income	(15,060,404)	(15,500,793)
Distributions to shareholders from net realized gain	-	(50,237,278)
Total distributions	(15,060,404)	(65,738,071)
Share transactions - net increase (decrease)	8,584,266	192,076,906
Total increase (decrease) in net assets	(221,616,267)	13,377,932

Net Assets
Beginning of period	1,250,789,753	1,237,411,821
End of period (including undistributed net investment income of $13,960,647 and undistributed net investment income of $15,180,119, respectively)	$ 1,029,173,486	$ 1,250,789,753
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	5,547,232	3,741,835	8,546,664
Reinvested	858,112	262,919	83,941
Redeemed	(15,376,984)	(2,273,174)	(1,333,545)
Net increase (decrease)	(8,971,640)	1,731,580	7,297,060
Dollars
Sold	$ 65,703,944	$ 44,246,058	$ 98,819,591
Reinvested	10,743,568	3,275,965	1,040,871
Redeemed	(175,367,574)	(25,009,314)	(14,868,843)
Net increase (decrease)	$ (98,920,062)	$ 22,512,709	$ 84,991,619

Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	8,754,467	7,628,976	5,096,985
Reinvested	3,712,724	812,593	60,117
Redeemed	(11,004,137)	(1,028,965)	(181,025)
Net increase (decrease)	1,463,054	7,412,604	4,976,077
Dollars
Sold	$ 118,081,480	$ 102,324,030	$ 66,757,918
Reinvested	53,277,595	11,603,819	856,657
Redeemed	(145,071,678)	(13,471,861)	(2,281,054)
Net increase (decrease)	$ 26,287,397	$ 100,455,988	$ 65,333,521

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,743,568	$ 3,275,965	$ 1,040,871
From net realized gain	-	-	-
Total	$ 10,743,568	$ 3,275,965	$ 1,040,871
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 12,653,429	$ 2,643,908	$ 203,456
From net realized gain	40,624,166	8,959,911	653,201
Total	$ 53,277,595	$ 11,603,819	$ 856,657

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.19	$ 15.26	$ 17.30	$ 16.15	$ 12.53
Income from Investment Operations
Net investment income (loss) C	.15	.18	.20	.18	.15
Net realized and unrealized gain (loss)	(2.32)	(1.45)	(.81)	1.27	3.54
Total from investment operations	(2.17)	(1.27)	(.61)	1.45	3.69
Distributions from net investment income	(.16)	(.19)	(.19)	(.10)	-
Distributions from net realized gain	-	(.61)	(1.24)	(.20)	(.07)
Total distributions	(.16)	(.80)	(1.43)	(.30)	(.07)
Net asset value, end of period	$ 10.86	$ 13.19	$ 15.26	$ 17.30	$ 16.15
Total Return A,B	(16.61)%	(8.75)%	(3.62)%	9.17%	29.59%
Ratios to Average Net Assets D
Expenses before expense reductions	.59%	.58%	.58%	.60%	.61%
Expenses net of voluntary waivers, if any	.59%	.58%	.58%	.60%	.61%
Expenses net of all reductions	.58%	.56%	.57%	.59%	.60%
Net investment income (loss)	1.30%	1.34%	1.26%	1.08%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 638,124	$ 893,359	$ 1,011,393	$ 1,259,396	$ 1,141,806
Portfolio turnover rate	43%	58%	72%	58%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.12	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Income from Investment Operations
Net investment income (loss) C	.14	.16	.18	.16	.15
Net realized and unrealized gain (loss)	(2.31)	(1.44)	(.80)	1.27	3.50
Total from investment operations	(2.17)	(1.28)	(.62)	1.43	3.65
Distributions from net investment income	(.15)	(.18)	(.19)	(.10)	-
Distributions from net realized gain	-	(.61)	(1.24)	(.20)	(.07)
Total distributions	(.15)	(.79)	(1.43)	(.30)	(.07)
Net asset value, end of period	$ 10.80	$ 13.12	$ 15.19	$ 17.24	$ 16.11
Total Return A,B	(16.69)%	(8.85)%	(3.69)%	9.06%	29.27%
Ratios to Average Net Assets D
Expenses before expense reductions	.69%	.68%	.69%	.70%	.71%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.70%	.71%
Expenses net of all reductions	.68%	.66%	.68%	.69%	.70%
Net investment income (loss)	1.20%	1.24%	1.16%	.98%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 250,160	$ 281,194	$ 212,994	$ 95,600	$ 18,375
Portfolio turnover rate	43%	58%	72%	58%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 15.17	$ 16.94
Income from Investment Operations
Net investment income (loss) E	.12	.14	.15
Net realized and unrealized gain (loss)	(2.30)	(1.44)	(.49)
Total from investment operations	(2.18)	(1.30)	(.34)
Distributions from net investment income	(.16)	(.19)	(.19)
Distributions from net realized gain	-	(.61)	(1.24)
Total distributions	(.16)	(.80)	(1.43)
Net asset value, end of period	$ 10.73	$ 13.07	$ 15.17
Total Return B,C,D	(16.84)%	(9.01)%	(2.11)%
Ratios to Average Net Assets G
Expenses before expense reductions	.85%	.84%	.85% A
Expenses net of voluntary waivers, if any	.85%	.84%	.85% A
Expenses net of all reductions	.84%	.82%	.84% A
Net investment income (loss)	1.05%	1.08%	1.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,890	$ 76,237	$ 13,025
Portfolio turnover rate	43%	58%	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Growth & Income Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Growth & Income Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

due to futures transactions, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 57,931,281	|
Unrealized depreciation	(176,824,989)
Net unrealized appreciation (depreciation)	(118,893,708)
Undistributed ordinary income	12,544,309
Capital loss carryforward	(156,531,001)
Cost for federal income tax purposes	$ 1,147,403,981

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 15,060,404	$ 15,500,793
Long-Term Capital Gains	-	50,237,278
Total	$ 15,060,404	$ 65,738,071

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 263,057	|
Service Class 2	269,692
	$ 532,749

Growth & Income Portfolio

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 511,460	|
Service Class	180,556
Service Class 2	81,160
	$ 773,176

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,131,572 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $141,200 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $932.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 28% of the total outstanding shares of the fund. In addition, three unaffiliated insurance companies were the owners of record of 53% of the total outstanding shares of the fund.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund III and Shareholders of Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Growth & Income Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth & Income Portfolio as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Growth & Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1994

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1994

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1994

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1994

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1994

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of VIP Growth & Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Louis Salemy (41)

Year of Election or Appointment: 2000

Vice President of VIP Growth & Income (2000) and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Growth & Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Growth & Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Growth & Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1996 Assistant Treasurer of VIP Growth & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Growth & Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Growth & Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Growth & Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Growth & Income Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	3,016,737,746.18	90.176
Against	103,338,598.78	3.089
Abstain	225,319,688.65	6.735
TOTAL	3,345,396,033.61	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	2,957,777,654.30	88.413
Against	157,604,477.15	4.711
Abstain	230,013,902.16	6.876
TOTAL	3,345,396,033.61	100.00
PROPOSAL 3
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,208,240,398.36	95.900
Withheld	137,155,635.25	4.100
TOTAL	3,345,396,033.61	100.00
Ralph F. Cox
Affirmative	3,203,268,840.31	95.752
Withheld	142,127,193.30	4.248
TOTAL	3,345,396,033.61	100.00
Phyllis Burke Davis
Affirmative	3,204,055,758.47	95.775
Withheld	141,340,275.14	4.225
TOTAL	3,345,396,033.61	100.00
Robert M. Gates
Affirmative	3,208,455,704.41	95.907
Withheld	136,940,329.20	4.093
TOTAL	3,345,396,033.61	100.00
Abigail P. Johnson
Affirmative	3,204,790,536.75	95.797
Withheld	140,605,496.86	4.203
TOTAL	3,345,396,033.61	100.00
Edward C. Johnson 3d
Affirmative	3,204,067,467.04	95.775
Withheld	141,328,566.57	4.225
TOTAL	3,345,396,033.61	100.00
Donald J. Kirk
Affirmative	3,208,293,679.07	95.902
Withheld	137,102,354.54	4.098
TOTAL	3,345,396,033.61	100.00
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	3,209,981,465.59	95.952
Withheld	135,414,568.02	4.048
TOTAL	3,345,396,033.61	100.00
Ned C. Lautenbach
Affirmative	3,210,582,803.06	95.970
Withheld	134,813,230.55	4.030
TOTAL	3,345,396,033.61	100.00
Peter S. Lynch
Affirmative	3,212,042,077.76	96.014
Withheld	133,353,955.85	3.986
TOTAL	3,345,396,033.61	100.00
Marvin L. Mann
Affirmative	3,207,455,151.63	95.877
Withheld	137,940,881.98	4.123
TOTAL	3,345,396,033.61	100.00
William O. McCoy
Affirmative	3,206,906,756.74	95.860
Withheld	138,489,276.87	4.140
TOTAL	3,345,396,033.61	100.00
William S. Stavropoulos
Affirmative	3,208,142,406.18	95.897
Withheld	137,253,627.43	4.103
TOTAL	3,345,396,033.61	100.00
PROPOSAL 6
To amend Growth & Income Portfolio's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	872,435,667.43	84.941
Against	60,875,055.31	5.926
Abstain	93,801,109.51	9.133
TOTAL	1,027,111,832.25	100.00
* Denotes trust-wide proposals and voting results.

Annual Report

Distributions

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	79%
Service Class	84%
Service Class 2	78%

Annual Report

Annual Report

Growth & Income Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPGI-ANN-0203 337848
1.540026.105

Fidelity® Variable Insurance Products:

Growth Opportunities Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Growth Opportunities - Initial Class	-21.84%	-6.34%	4.92%
S&P 500 ®	-22.10%	-0.59%	10.31%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	n/a*
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Initial Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth Opportunities - Service Class	-21.92%	-6.42%	4.86%
S&P 500 ®	-22.10%	-0.59%	10.31%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	n/a*
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Service Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth Opportunities - Service Class 2	-22.01%	-6.50%	4.80%
S&P 500®	-22.10%	-0.59%	10.31%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	n/a*
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2 on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform, Bettina?

A. For the 12-month period ending December 31, 2002, the fund slightly outperformed the Standard & Poor's 500 Index, which fell 22.10% for the year, and it soundly beat the 25.44% decline of the variable annuity growth funds average tracked by Lipper Inc. Against the backdrop of three straight years of declines for the equity market, this performance reflects a subpar return on an absolute basis, although the fund did beat the performance of its benchmarks.

Q. As you mentioned, the stock market has struggled for nearly three years now. What was your approach entering the period, and what were your successes and disappointments?

A. Obviously, the overriding disappointment was the fund's negative return. While I outperformed my competitors, reporting an absolute loss for another year is disheartening. In hindsight, the fund's move toward a defensive stance reflecting serious concerns about corporate profitability was right. Executing that strategy, however, proved to be much more difficult than anticipated, as traditionally defensive sectors - including health care and regional Bell operating companies (RBOCs) - had a dismal 12 months. Generally, the search for dependable earnings growers was a challenging proposition during the past year. Specifically, underweighting technology was a positive contributor to the fund's performance. Underweighting the RBOCs also worked out well. However, stock selection within pharmaceuticals proved to be one of the more disappointing ventures for the fund during the past year.

Q. With all the high-profile blow-ups of 2002 - including Tyco International and WorldCom, among others - did you manage to sidestep these land mines?

A. I avoided most of the disasters, but not all of them. Avoiding WorldCom, Electronic Data Systems (EDS) and Nortel was a definite plus, although I did buy some EDS late in the period after the stock had been beaten down to what I felt was an attractive valuation. With the October/November rally in tech, EDS actually was a positive contributor to the fund's absolute and relative return. Tyco, however, was in the portfolio when that story began to unravel. Despite the fact that I significantly reduced this position before the stock completely collapsed, Tyco took a heavy toll on the fund's performance. In addition to the headline-grabbing cases of corporate fraud, the past year will be remembered for the number of business models that failed due to lack of volume, increased pricing pressures and misaligned cost structures.

Q. What other stocks proved to be disappointments?

A. As I mentioned before, a number of the fund's drug holdings fared poorly. Wyeth's largest product franchise came under scrutiny as new studies raised concerns about negative side effects, thus raising questions about the company's earnings growth rate. Baxter failed to achieve its lofty earnings growth goals as one of its key markets slowed. Sepracor declined precipitously when the biotechnology firm encountered issues in its product pipeline. With biotech companies, the risk/reward is high, as you're betting on the future value of developments in the pipeline. If something falls out or gets delayed, as it did with Sepracor, it does incredible damage to the stock price. Lastly, Pfizer, the fund's third-largest holding at the end of the period, was a detractor, in part due to the pall cast over the entire pharmaceutical industry, but also because its plan to acquire Pharmacia was greeted less than enthusiastically by the market. The fund no longer holds Baxter or Sepracor.

Q. What stocks performed well?

A. Moving through the second quarter of this calendar year, the fund's media stocks started to perform better. The investment thesis for the media holdings was that, historically, advertising "spend" has grown well, with few down years, and that a rebound in advertising spend would result in strong earnings growth for the respective companies. In other words, media stocks appeared to be a good way to get some cyclical exposure for the fund. As it turned out, ad spend did pick up and the fund's media holdings, most notably Viacom and Fox Entertainment, were positive contributors to performance. Elsewhere, Forest Labs was one health care pick that worked based on the company's string of successful product introductions in 2002. Merrill Lynch was another winner, and one of several of the fund's stocks that did well in large part because of well-managed restructurings. Viacom, Gillette, Coca-Cola and Amazon.com also have made significant progress in improving their business models.

Q. What's your outlook, Bettina? Can we escape a fourth straight year of declines in the market?

A. I can't predict the future, but I do feel more optimistic about 2003. I think we're starting to see the signs that are typical of a cyclical bottom. Companies are restructuring, consumers are retrenching, capital spending appears to be bottoming, and merger and acquisition activity is picking up. Along with the slow earnings recovery that seemed to be underway at period end, these factors could make for a better year in 2003.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to provide capital growth

Start date: January 3, 1995

Size: as of December 31, 2002, more than
$633 million

Manager: Bettina Doulton, since 2000; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	3.9
Citigroup, Inc.	3.6
Pfizer, Inc.	3.0
Freddie Mac	3.0
The Coca-Cola Co.	2.8
16.3
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	16.7
Consumer Discretionary	16.3
Health Care	15.2
Information Technology	11.4
Consumer Staples	10.6
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	96.0%
Short-Term Investments and Net Other Assets	4.0%
* Foreign investments	4.3%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 86.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.3%
Hotels, Restaurants & Leisure - 0.8%
Marriott International, Inc. Class A	19,100	$ 627,817
McDonald's Corp.	25,900	416,472
Panera Bread Co. Class A (a)	31,100	1,082,591
Starwood Hotels & Resorts Worldwide, Inc. unit	139,000	3,299,860
		5,426,740
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (a)	115,500	2,181,795
Leisure Equipment & Products - 0.1%
Eastman Kodak Co.	20,100	704,304
Media - 8.9%
AOL Time Warner, Inc. (a)	466,700	6,113,770
Clear Channel Communications, Inc. (a)	75,500	2,815,395
Comcast Corp.:
Class A (a)	24,359	574,142
Class A (special) (a)	165,600	3,740,904
Fox Entertainment Group, Inc. Class A (a)	465,900	12,080,787
McGraw-Hill Companies, Inc.	6,400	386,816
Meredith Corp.	30,200	1,241,522
News Corp. Ltd. ADR	97,900	2,569,875
Omnicom Group, Inc.	35,500	2,293,300
Univision Communications, Inc. Class A (a)	202,400	4,958,800
Viacom, Inc.:
Class A (a)	21,800	889,658
Class B (non-vtg.) (a)	423,420	17,258,599
Walt Disney Co.	75,700	1,234,667
		56,158,235
Multiline Retail - 3.1%
Costco Wholesale Corp. (a)	65,700	1,843,542
JCPenney Co., Inc.	96,400	2,218,164
Kohl's Corp. (a)	112,600	6,299,970
Target Corp.	53,600	1,608,000
Wal-Mart Stores, Inc.	146,600	7,404,766
		19,374,442
Specialty Retail - 2.2%
Best Buy Co., Inc. (a)	35,500	857,325
Home Depot, Inc.	126,800	3,038,128
Lowe's Companies, Inc.	141,300	5,298,750
RadioShack Corp.	43,300	811,442
Staples, Inc. (a)	208,000	3,806,400
		13,812,045
Textiles Apparel & Luxury Goods - 0.9%
Adidas-Salomon AG	35,187	3,040,395
Coach, Inc. (a)	54,100	1,780,972
NIKE, Inc. Class B	20,100	893,847
		5,715,214
TOTAL CONSUMER DISCRETIONARY		103,372,775

	Shares	Value (Note 1)
CONSUMER STAPLES - 10.6%
Beverages - 3.5%
Pepsi Bottling Group, Inc.	43,600	$ 1,120,520
PepsiCo, Inc.	80,400	3,394,488
The Coca-Cola Co.	397,500	17,418,450
		21,933,458
Food Products - 1.0%
Dean Foods Co. (a)	95,000	3,524,500
Kraft Foods, Inc. Class A	23,300	907,069
The J.M. Smucker Co.	378	15,048
Tyson Foods, Inc. Class A	145,300	1,630,266
		6,076,883
Household Products - 0.7%
Colgate-Palmolive Co.	70,400	3,691,072
Procter & Gamble Co.	10,820	929,871
		4,620,943
Personal Products - 4.1%
Avon Products, Inc.	23,222	1,250,969
Gillette Co.	807,770	24,523,893
		25,774,862
Tobacco - 1.3%
Philip Morris Companies, Inc.	206,820	8,382,415
TOTAL CONSUMER STAPLES		66,788,561
ENERGY - 5.7%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	88,100	2,835,939
Cooper Cameron Corp. (a)	38,500	1,918,070
Helmerich & Payne, Inc.	25,200	703,332
Schlumberger Ltd. (NY Shares)	212,100	8,927,289
		14,384,630
Oil & Gas - 3.4%
BP PLC sponsored ADR	115,790	4,706,864
ChevronTexaco Corp.	61,100	4,061,928
ConocoPhillips	53,530	2,590,317
Exxon Mobil Corp.	301,400	10,530,916
		21,890,025
TOTAL ENERGY		36,274,655
FINANCIALS - 16.7%
Banks - 0.5%
Bank of America Corp.	30,600	2,128,842
Bank One Corp.	31,700	1,158,635
		3,287,477
Diversified Financials - 13.9%
American Express Co.	124,700	4,408,145
Charles Schwab Corp.	226,500	2,457,525
Citigroup, Inc.	651,107	22,912,455
Fannie Mae	196,200	12,621,546
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Freddie Mac	317,700	$ 18,760,185
Investment Technology Group, Inc. (a)	32,750	732,290
Lehman Brothers Holdings, Inc.	10,100	538,229
Merrill Lynch & Co., Inc.	291,300	11,054,835
Morgan Stanley	276,300	11,029,896
SLM Corp.	25,400	2,638,044
Stilwell Financial, Inc.	81,500	1,065,205
		88,218,355
Insurance - 2.3%
American International Group, Inc.	209,162	12,100,022
Aon Corp.	30,600	578,034
Travelers Property Casualty Corp.:
Class A	65,709	962,637
Class B (a)	60,423	885,197
		14,525,890
TOTAL FINANCIALS		106,031,722
HEALTH CARE - 15.2%
Biotechnology - 0.7%
Celgene Corp. (a)	48,900	1,049,883
IDEC Pharmaceuticals Corp. (a)	87,900	2,915,643
Vertex Pharmaceuticals, Inc. (a)	28,000	443,800
		4,409,326
Health Care Equipment & Supplies - 4.2%
Alcon, Inc.	98,400	3,881,880
Becton, Dickinson & Co.	159,800	4,904,262
Boston Scientific Corp. (a)	141,200	6,003,824
C.R. Bard, Inc.	44,200	2,563,600
Medtronic, Inc.	109,700	5,002,320
St. Jude Medical, Inc. (a)	81,980	3,256,246
Zimmer Holdings, Inc. (a)	29,550	1,226,916
		26,839,048
Health Care Providers & Services - 0.0%
Cardinal Health, Inc.	4,905	290,327
Pharmaceuticals - 10.3%
Abbott Laboratories	139,830	5,593,200
Allergan, Inc.	9,900	570,438
Barr Laboratories, Inc. (a)	29,300	1,907,137
Bristol-Myers Squibb Co.	41,400	958,410
Eli Lilly & Co.	50,200	3,187,700
Forest Laboratories, Inc. (a)	20,700	2,033,154
Johnson & Johnson	141,700	7,610,707
Merck & Co., Inc.	250,100	14,158,161
Novartis AG sponsored ADR	51,600	1,895,268
Pfizer, Inc.	626,093	19,139,663

	Shares	Value (Note 1)
Schering-Plough Corp.	121,600	$ 2,699,520
Wyeth	139,000	5,198,600
		64,951,958
TOTAL HEALTH CARE		96,490,659
INDUSTRIALS - 6.3%
Aerospace & Defense - 0.3%
Lockheed Martin Corp.	10,370	598,868
Northrop Grumman Corp.	10,300	999,100
		1,597,968
Air Freight & Logistics - 0.3%
FedEx Corp.	40,800	2,212,176
Airlines - 0.8%
Alaska Air Group, Inc. (a)	20,700	448,155
Delta Air Lines, Inc.	61,200	740,520
Southwest Airlines Co.	267,450	3,717,555
		4,906,230
Commercial Services & Supplies - 1.2%
First Data Corp.	113,700	4,026,117
Paychex, Inc.	107,023	2,985,942
Robert Half International, Inc. (a)	20,200	325,422
		7,337,481
Industrial Conglomerates - 2.9%
3M Co.	10,100	1,245,330
General Electric Co.	637,250	15,517,038
Tyco International Ltd.	100,800	1,721,664
		18,484,032
Machinery - 0.3%
Danaher Corp.	31,100	2,043,270
Road & Rail - 0.5%
CSX Corp.	34,290	970,750
Kansas City Southern (a)	70,900	850,800
Union Pacific Corp.	19,740	1,181,834
		3,003,384
TOTAL INDUSTRIALS		39,584,541
INFORMATION TECHNOLOGY - 11.4%
Communications Equipment - 2.3%
Cisco Systems, Inc. (a)	566,060	7,415,386
Juniper Networks, Inc. (a)	144,700	983,960
Motorola, Inc.	503,800	4,357,870
Nokia Corp. sponsored ADR	118,100	1,830,550
		14,587,766
Computers & Peripherals - 1.4%
Dell Computer Corp. (a)	288,500	7,714,490
EMC Corp. (a)	100,400	616,456
Hewlett-Packard Co.	41,300	716,968
		9,047,914
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	45,200	$ 811,792
Diebold, Inc.	24,400	1,005,768
		1,817,560
Internet Software & Services - 0.9%
Overture Services, Inc. (a)	25,800	704,598
Yahoo!, Inc. (a)	284,000	4,643,400
		5,347,998
IT Consulting & Services - 0.2%
Electronic Data Systems Corp.	61,700	1,137,131
Semiconductor Equipment & Products - 3.2%
Analog Devices, Inc. (a)	115,200	2,749,824
Applied Materials, Inc. (a)	78,200	1,018,946
Intel Corp.	234,310	3,648,207
KLA-Tencor Corp. (a)	8,600	304,182
LAM Research Corp. (a)	42,800	462,240
Marvell Technology Group Ltd. (a)	51,700	975,062
Micron Technology, Inc. (a)	103,100	1,004,194
National Semiconductor Corp. (a)	168,500	2,529,185
NVIDIA Corp. (a)	51,100	588,161
Teradyne, Inc. (a)	53,100	690,831
Texas Instruments, Inc.	334,700	5,023,847
Xilinx, Inc. (a)	74,100	1,526,460
		20,521,139
Software - 3.1%
Adobe Systems, Inc.	74,800	1,855,115
Microsoft Corp. (a)	316,900	16,383,730
Quest Software, Inc. (a)	46,718	481,663
VERITAS Software Corp. (a)	66,800	1,043,416
		19,763,924
TOTAL INFORMATION TECHNOLOGY		72,223,432
MATERIALS - 1.4%
Chemicals - 1.1%
Dow Chemical Co.	80,700	2,396,790
E.I. du Pont de Nemours & Co.	35,100	1,488,240
Monsanto Co.	31,000	596,750
Praxair, Inc.	38,700	2,235,699
		6,717,479
Metals & Mining - 0.3%
Alcoa, Inc.	90,300	2,057,034
TOTAL MATERIALS		8,774,513
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.2%
AT&T Corp.	15,060	393,217
BellSouth Corp.	204,100	5,280,067

	Shares	Value (Note 1)
SBC Communications, Inc.	74,760	$ 2,026,744
Verizon Communications, Inc.	165,900	6,428,625
		14,128,653
Wireless Telecommunication Services - 0.2%
Sprint Corp. - PCS Group Series 1 (a)	248,400	1,087,992
TOTAL TELECOMMUNICATION SERVICES		15,216,645
TOTAL COMMON STOCKS (Cost $567,134,571)		544,757,503
U.S. Treasury Obligations - 0.7%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.2% to 1.54% 1/9/03 to 2/27/03 (c) (Cost $4,396,924)	$ 4,400,000	4,397,648
Money Market Funds - 13.9%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	85,555,463	85,555,463
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	2,310,000	2,310,000
TOTAL MONEY MARKET FUNDS (Cost $87,865,463)		87,865,463
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $659,396,958)		637,020,614
NET OTHER ASSETS - (0.6)%		(3,741,382)
NET ASSETS - 100%		$ 633,279,232
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
288 S&P 500 Index Contracts	March 2003	$ 63,280,800	$ (1,963,685)
The face value of futures purchased as a percentage of net assets - 10.0%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $4,397,648.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $434,062,344 and $600,404,003, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $31,239 for the period.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $296,046,000 of which $30,553,000, $149,878,000 and $115,615,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $2,181,795) (cost $659,396,958) - See accompanying schedule		$ 637,020,614
Receivable for investments sold		1,372,833
Receivable for fund shares sold		75,056
Dividends receivable		722,355
Interest receivable		114,198
Receivable for daily variation on futures contracts		100,800
Other receivables		8,597
Total assets		639,414,453

Liabilities
Payable to custodian bank	$ 45,224
Payable for investments purchased	2,619,155
Payable for fund shares redeemed	747,212
Accrued management fee	319,295
Distribution fees payable	25,148
Other payables and accrued expenses	69,187
Collateral on securities loaned, at value	2,310,000
Total liabilities		6,135,221

Net Assets		$ 633,279,232
Net Assets consist of:
Paid in capital		$ 953,643,409
Undistributed net investment income		4,525,392
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(300,553,278)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(24,336,291)
Net Assets		$ 633,279,232

Initial Class: Net Asset Value, offering price and redemption price per share ($403,475,540 ÷ 34,442,948 shares)		$ 11.71

Service Class: Net Asset Value, offering price and redemption price per share ($188,317,575 ÷ 16,096,714 shares)		$ 11.70

Service Class 2: Net Asset Value, offering price and redemption price per share ($41,486,117 ÷ 3,565,562 shares)		$ 11.64

Statement of Operations

	Year ended December 31, 2002
Investment Income
Dividends		$ 9,244,701
Interest		1,294,838
Security lending		13,780
Total income		10,553,319

Expenses
Management fee	$ 4,583,230
Transfer agent fees	556,363
Distribution fees	341,811
Accounting and security lending fees	230,453
Non-interested trustees' compensation	2,877
Custodian fees and expenses	23,746
Audit	32,919
Legal	9,841
Miscellaneous	97,209
Total expenses before reductions	5,878,449
Expense reductions	(301,005)	5,577,444
Net investment income (loss)		4,975,875
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(112,122,160)
Foreign currency transactions	1,648
Futures contracts	(1,431,882)
Total net realized gain (loss)		(113,552,394)
Change in net unrealized appreciation (depreciation) on: Investment securities	(93,180,828)
Assets and liabilities in foreign currencies	7,957
Futures contracts	(1,963,685)
Total change in net unrealized appreciation (depreciation)		(95,136,556)
Net gain (loss)		(208,688,950)
Net increase (decrease) in net assets resulting from operations		$ (203,713,075)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,975,875	$ 8,185,900
Net realized gain (loss)	(113,552,394)	(149,504,018)
Change in net unrealized appreciation (depreciation)	(95,136,556)	(46,969,320)
Net increase (decrease) in net assets resulting from operations	(203,713,075)	(188,287,438)
Distributions to shareholders from net investment income	(8,515,304)	(4,056,791)
Share transactions - net increase (decrease)	(130,074,012)	(155,735,950)
Total increase (decrease) in net assets	(342,302,391)	(348,080,179)

Net Assets
Beginning of period	975,581,623	1,323,661,802
End of period (including undistributed net investment income of $4,525,392 and undistributed net investment income of $8,073,998, respectively)	$ 633,279,232	$ 975,581,623
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	4,073,344	2,148,249	2,793,837
Reinvested	418,938	154,434	23,984
Redeemed	(13,173,878)	(4,639,853)	(2,220,662)
Net increase (decrease)	(8,681,596)	(2,337,170)	597,159

Dollars Sold	$ 53,351,268	$ 28,729,746	$ 36,310,489
Reinvested	5,974,043	2,200,701	340,561
Redeemed	(170,612,111)	(58,753,780)	(27,614,929)
Net increase (decrease)	$ (111,286,800)	$ (27,823,333)	$ 9,036,121

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	9,904,497	3,240,124	2,152,732
Reinvested	181,161	44,864	5,704
Redeemed	(20,623,054)	(4,389,986)	(650,918)
Net increase (decrease)	(10,537,396)	(1,104,998)	1,507,518

Dollars Sold	$ 154,769,236	$ 50,526,723	$ 33,624,263
Reinvested	3,172,127	785,129	99,535
Redeemed	(321,562,633)	(67,420,661)	(9,729,669)
Net increase (decrease)	$ (163,621,270)	$ (16,108,809)	$ 23,994,129

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 5,974,042	$ 2,200,701	$ 340,561
From net realized gain	-	-	-
Total	$ 5,974,042	$ 2,200,701	$ 340,561

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 3,172,127	$ 785,129	$ 99,535
From net realized gain	-	-	-
Total	$ 3,172,127	$ 785,129	$ 99,535

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.13	$ 17.74	$ 23.15	$ 22.88	$ 19.27
Income from Investment Operations
Net investment income (loss) C	.09	.12	.06	.27	.26
Net realized and unrealized gain (loss)	(3.37)	(2.67)	(3.77)	.66	4.29
Total from investment operations	(3.28)	(2.55)	(3.71)	.93	4.55
Distributions from net investment income	(.14)	(.06)	(.29)	(.23)	(.21)
Distributions from net realized gain	-	-	(1.41)	(.43)	(.73)
Total distributions	(.14)	(.06)	(1.70)	(.66)	(.94)
Net asset value, end of period	$ 11.71	$ 15.13	$ 17.74	$ 23.15	$ 22.88
Total Return A, B	(21.84)%	(14.42)%	(17.07)%	4.27%	24.61%
Ratios to Average Net Assets D
Expenses before expense reductions	.70%	.69%	.68%	.69%	.71%
Expenses net of voluntary waivers, if any	.70%	.69%	.68%	.69%	.71%
Expenses net of all reductions	.66%	.67%	.66%	.68%	.70%
Net investment income (loss)	.68%	.79%	.31%	1.20%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 403,476	$ 652,493	$ 951,875	$ 1,541,587	$ 1,570,011
Portfolio turnover rate	60%	89%	117%	42%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.11	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Income from Investment Operations
Net investment income (loss)C	.08	.11	.04	.25	.23
Net realized and unrealized gain (loss)	(3.37)	(2.67)	(3.76)	.66	4.30
Total from investment operations	(3.29)	(2.56)	(3.72)	.91	4.53
Distributions from net investment income	(.12)	(.04)	(.28)	(.22)	(.21)
Distributions from net realized gain	-	-	(1.41)	(.43)	(.73)
Total distributions	(.12)	(.04)	(1.69)	(.65)	(.94)
Net asset value, end of period	$ 11.70	$ 15.11	$ 17.71	$ 23.12	$ 22.86
Total ReturnA,B	(21.92)%	(14.49)%	(17.13)%	4.18%	24.51%
Ratios to Average Net AssetsD
Expenses before expense reductions	.80%	.79%	.79%	.79%	.80%
Expenses net of voluntary waivers, if any	.80%	.79%	.79%	.79%	.80%
Expenses net of all reductions	.77%	.77%	.76%	.78%	.79%
Net investment income (loss)	.58%	.69%	.21%	1.09%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 188,318	$ 278,446	$ 345,960	$ 344,778	$ 149,496
Portfolio turnover rate	60%	89%	117%	42%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.04	$ 17.68	$ 22.70
Income from Investment Operations
Net investment income (loss) E	.05	.08	.01
Net realized and unrealized gain (loss)	(3.34)	(2.66)	(3.34)
Total from investment operations	(3.29)	(2.58)	(3.33)
Distributions from net investment income	(.11)	(.06)	(.28)
Distributions from net realized gain	-	-	(1.41)
Total distributions	(.11)	(.06)	(1.69)
Net asset value, end of period	$ 11.64	$ 15.04	$ 17.68
Total Return B, C,D	(22.01)%	(14.64)%	(15.74)%
Ratios to Average Net Assets G
Expenses before expense reductions	.97%	.95%	.95% A
Expenses net of voluntary waivers, if any	.97%	.95%	.95% A
Expenses net of all reductions	.94%	.93%	.93% A
Net investment income (loss)	.41%	.53%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,486	$ 44,643	$ 25,827
Portfolio turnover rate	60%	89%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Growth Opportunities Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Growth Opportunities Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 58,631,450	|
Unrealized depreciation	(87,477,088)
Net unrealized appreciation (depreciation)	(28,845,638)
Undistributed ordinary income	4,527,039
Capital loss carryforward	(296,045,555)
Cost for federal income tax purposes	$ 665,866,252

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 8,515,304	$ 4,056,791

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 231,268	|
Service Class 2	110,543
	$ 341,811

Growth Opportunities Portfolio

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 354,735	|
Service Class	161,640
Service Class 2	39,988
	$ 556,363

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,228,020 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $300,687 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $318.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 16% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company was the owner of record of 53% of the total outstanding shares of the fund.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund III and Shareholders of Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of Growth Opportunities Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Opportunities Portfolio as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Growth Opportunities Portfolio

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Growth Opportunities (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1994

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1994

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1994

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1994

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1994

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Growth Opportunities. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Bettina Doulton (38)

Year of Election or Appointment: 2000

Vice President of VIP Growth Opportunities and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Growth Opportunities. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Growth Opportunities. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Growth Opportunities. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1995 Assistant Treasurer of VIP Growth Opportunities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Growth Opportunities. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Growth Opportunities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Growth Opportunities. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Growth Opportunities Portfolio

Distributions

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	100%
Service Class	100%
Service Class 2	100%

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	3,016,737,746.18	90.176
Against	103,338,598.78	3.089
Abstain	225,319,688.65	6.735
TOTAL	3,345,396,033.61	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	2,957,777,654.30	88.413
Against	157,604,477.15	4.711
Abstain	230,013,902.16	6.876
TOTAL	3,345,396,033.61	100.00
PROPOSAL 3
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,208,240,398.36	95.900
Withheld	137,155,635.25	4.100
TOTAL	3,345,396,033.61	100.00
Ralph F. Cox
Affirmative	3,203,268,840.31	95.752
Withheld	142,127,193.30	4.248
TOTAL	3,345,396,033.61	100.00
Phyllis Burke Davis
Affirmative	3,204,055,758.47	95.775
Withheld	141,340,275.14	4.225
TOTAL	3,345,396,033.61	100.00
Robert M. Gates
Affirmative	3,208,455,704.41	95.907
Withheld	136,940,329.20	4.093
TOTAL	3,345,396,033.61	100.00
Abigail P. Johnson
Affirmative	3,204,790,536.75	95.797
Withheld	140,605,496.86	4.203
TOTAL	3,345,396,033.61	100.00
Edward C. Johnson 3d
Affirmative	3,204,067,467.04	95.775
Withheld	141,328,566.57	4.225
TOTAL	3,345,396,033.61	100.00
Donald J. Kirk
Affirmative	3,208,293,679.07	95.902
Withheld	137,102,354.54	4.098
TOTAL	3,345,396,033.61	100.00
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	3,209,981,465.59	95.952
Withheld	135,414,568.02	4.048
TOTAL	3,345,396,033.61	100.00
Ned C. Lautenbach
Affirmative	3,210,582,803.06	95.970
Withheld	134,813,230.55	4.030
TOTAL	3,345,396,033.61	100.00
Peter S. Lynch
Affirmative	3,212,042,077.76	96.014
Withheld	133,353,955.85	3.986
TOTAL	3,345,396,033.61	100.00
Marvin L. Mann
Affirmative	3,207,455,151.63	95.877
Withheld	137,940,881.98	4.123
TOTAL	3,345,396,033.61	100.00
William O. McCoy
Affirmative	3,206,906,756.74	95.860
Withheld	138,489,276.87	4.140
TOTAL	3,345,396,033.61	100.00
William S. Stavropoulos
Affirmative	3,208,142,406.18	95.897
Withheld	137,253,627.43	4.103
TOTAL	3,345,396,033.61	100.00
PROPOSAL 4
To eliminate a fundamental investment policy of Growth Opportunities Portfolio.
	# of Votes	% of Votes
Affirmative	555,678,836.76	84.561
Against	8,788,584.86	5.902
Abstain	2,668,277.50	9.537
TOTAL	657,135,699.12	100.00
PROPOSAL 5
To amend Growth Opportunities Portfolio's fundamental investment limitation concerning borrowing.
	# of Votes	% of Votes
Affirmative	563,635,796.66	85.772
Against	34,687,946.36	5.278
Abstain	58,811,956.10	8.950
TOTAL	657,135,699.12	100.00
* Denotes trust-wide proposals and voting results.
PROPOSAL 6
To amend Growth Opportunities Portfolio's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	563,267,599.75	85.716
Against	33,744,917.70	5.135
Abstain	60,123,181.67	9.149
TOTAL	657,135,699.12	100.00

Growth Opportunities Portfolio

Annual Report

Growth Opportunities Portfolio

Annual Report

Growth Opportunities Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPGRO-ANN-0203 337849
1.540209.105

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Mid Cap - Initial Class	-9.82%	15.68%
S&P ® MidCap 400	-14.51%	4.82%
Variable Annuity Mid-Cap Funds Average	-24.38%	n/a*
Variable Annuity Mid-Cap Core Funds Average	-17.42%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's ® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Mid Cap Portfolio - Initial Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P MidCap 400 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class shares reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity® VIP: Mid Cap - Service Class	-9.90%	15.55%
S&P® MidCap 400	-14.51%	4.82%
Variable Annuity Mid-Cap Funds Average	-24.38%	n/a*
Variable Annuity Mid-Cap Core Funds Average	-17.42%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Mid Cap Portfolio - Service Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P MidCap 400 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity® VIP: Mid Cap - Service Class 2	-10.02%	15.42%
S&P® MidCap 400	-14.51%	4.82%
Variable Annuity Mid-Cap Funds Average	-24.38%	n/a*
Variable Annuity Mid-Cap Core Funds Average	-17.42%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Mid Cap Portfolio - Service Class 2 on December 28, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P MidCap 400 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Thomas Allen, Portfolio Manager of Mid Cap Portfolio

Q. How did the fund perform, Tom?

A. For the 12-month period that ended on December 31, 2002, the fund outperformed both the Standard & Poor's MidCap 400 Index, which fell 14.51%, and the variable annuity mid-cap funds average monitored by Lipper Inc., which declined 24.38% for the comparable period.

Q. What enabled you to outpace these performance benchmarks?

A. It was principally the fund's defensive positioning that helped us beat the indexes. In particular, the fund's large overweighting in gold and mining stocks provided the best protection from the continuing weakness of the broader market. With interest rates at such low levels during the year, the opportunity cost of owning gold was extremely low as the dollar was weakening and the price of gold was generally stable or increasing. This environment generally helped drive the earnings and valuations of gold mining stocks higher. I also maintained an underweighted position in technology-related stocks and thus avoided this still-troubled sector, which continued to feel the stresses of excess capacity and uncertain demand. On the down side, overall performance during the year was hurt by the fund's underweighted exposure to bank stocks, which generally did well as a result of falling short-term interest rates and their broadening spread against bank lending rates. Inauspicious stock selection in the health care equipment and services sector also detracted from results.

Q. Did you make any significant changes to this defensive investment strategy during the period?

A. No, there weren't any major overhauls. I generally felt comfortable with the fund's defensive positioning and did little to alter the general structure of the portfolio. There was a lot of turnover in the portfolio, however, which is generally my style. I tend to tinker at the margins and reduce or eliminate positions if accounting problems surface, I lose confidence in management or debt levels creep up too high. Sometimes I just take money off the table if the stock price gets too rich. The point of all this turnover activity is to avoid company-specific blow-ups.

Q. Which stocks gave the fund the biggest lift?

A. Five of the fund's top seven contributors were gold and mining stocks. These included Meridian Gold, Newmont Mining, Harmony Gold Mining, Agnico-Eagle Mines and Kinross Gold. With the exception of Harmony Gold, a U.K.-listed company with mines in South Africa, I tried to isolate political risk by investing mainly in the stocks of North American companies. I also tried to avoid the companies that hedge their limited supplies of gold with derivative instruments, and thus would not benefit as directly from increases in the price of the commodity as those without such derivatives. A number of health care-related names also supported performance based on their revenue growth, dominant market shares and solid returns on capital. Good examples would be Charles River Labs, which supplies laboratory rats for medical research, and Bio Rad Labs, which makes test kits for "Mad Cow Disease." Other investments that worked well were Wendy's, the fast-food chain, which distinguished itself with customer service improvements, and PETsMART, which benefited from consumers' ongoing willingness to spend on the care of their pets.

Q. What were the holdings that didn't do as well?

A. The biggest disappointment came from a single stock, Alpharma, which appeared to be an attractively priced drug maker poised for strong growth. However, the company subsequently had manufacturing problems in its drug business, and its animal health business suffered competitive setbacks. These issues led to much slower earnings growth than I'd expected, and the company's stock price contracted. Another disappointment was TXU, a U.S. utility company whose equity valuation depreciated sharply in response to the poor showing of a business it had established in the U.K.'s competitive utility market.

Q. What's your near-term outlook, Tom?

A. I'm still cautious. The consumer really hasn't backed off from spending in the past dozen years. While I'm not suggesting a doomsday scenario, my concern is that consumers have purchased a lot of new homes and cars during this time, and it's not unreasonable to expect that at some point they might decide to pay off some of that debt and therefore spend a little less. If that happens, then earnings estimates may be a bit too high. There's also a lot of debt elsewhere in the economy - in corporate America and increasingly at the federal government level. So in an environment where revenues may be slowing, that means that the water might not cover all the rocks and some boats might hit the reef. That's why I'm cautious and will continue to patiently invest, keeping an eye open for high-quality companies that can grow in any environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalization

Start date: December 28, 1998

Size: as of December 31, 2002, more than $1.3 billion.

Manager: Thomas Allen, since 2001; joined Fidelity in 1995

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Newmont Mining Corp. Holding Co.	5.8
Meridian Gold, Inc.	4.2
Invitrogen Corp.	2.4
IMS Health, Inc.	1.9
Symbol Technologies, Inc.	1.9
16.2
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Materials	19.2
Health Care	14.9
Energy	13.7
Consumer Discretionary	10.3
Industrials	8.8
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	87.4%
Short-Term Investments and Net Other Assets	12.6%

* Foreign investments	17.5%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 87.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.3%
Auto Components - 0.1%
Gentex Corp. (a)	26,900	$ 851,116
IMPCO Technologies, Inc.	100	469
Superior Industries International, Inc.	26,000	1,075,360
		1,926,945
Automobiles - 0.0%
Monaco Coach Corp. (a)	100	1,655
Distributors - 0.0%
Advanced Marketing Services, Inc.	5,800	85,260
Hotels, Restaurants & Leisure - 2.0%
Outback Steakhouse, Inc.	385,000	13,259,400
P.F. Chang's China Bistro, Inc. (a)	100	3,630
Sonic Corp. (a)	694,750	14,235,428
Starbucks Corp. (a)	100	2,038
		27,500,496
Household Durables - 0.2%
Clayton Homes, Inc.	100	1,218
Garmin Ltd. (a)	87,000	2,549,100
Harman International Industries, Inc.	100	5,950
Lennar Corp.	100	5,160
Mohawk Industries, Inc. (a)	100	5,695
		2,567,123
Internet & Catalog Retail - 0.0%
1-800-FLOWERS.com, Inc. Class A (a)	100	625
eBay, Inc. (a)	1,900	128,858
GSI Commerce, Inc. (a)	100	365
J. Jill Group, Inc. (a)	100	1,398
NetFlix, Inc.	200	2,202
USA Interactive (a)	100	2,292
		135,740
Leisure Equipment & Products - 0.4%
Leapfrog Enterprises, Inc. Class A	100	2,515
Oakley, Inc. (a)	521,200	5,352,724
Polaris Industries, Inc.	100	5,860
		5,361,099
Media - 1.0%
Catalina Marketing Corp. (a)	583,400	10,792,900
E.W. Scripps Co. Class A	100	7,695
EchoStar Communications Corp. Class A (a)	100	2,226
Entercom Communications Corp. Class A (a)	100	4,692
Entravision Communications Corp. Class A (a)	100	998
General Motors Corp. Class H (a)	100	1,070
Getty Images, Inc. (a)	100	3,055
Grupo Televisa SA de CV sponsored ADR (a)	69,700	1,946,721
Pixar (a)	3,500	185,465
Radio One, Inc. Class A (a)	100	1,462

	Shares	Value (Note 1)
Reader's Digest Association, Inc. (non-vtg.)	42,700	$ 644,770
Scholastic Corp. (a)	100	3,595
TiVo, Inc. (a)	100	523
Univision Communications, Inc. Class A (a)	100	2,450
Washington Post Co. Class B	100	73,800
		13,671,422
Multiline Retail - 0.5%
99 Cents Only Stores (a)	258,400	6,940,624
Big Lots, Inc. (a)	100	1,323
Costco Wholesale Corp. (a)	100	2,806
Kohl's Corp. (a)	100	5,595
		6,950,348
Specialty Retail - 4.7%
AC Moore Arts & Crafts, Inc. (a)	359,400	4,567,974
AutoZone, Inc. (a)	157,700	11,141,505
Bed Bath & Beyond, Inc. (a)	100	3,453
Best Buy Co., Inc. (a)	200	4,830
Blockbuster, Inc. Class A	134,000	1,641,500
Carmax, Inc. (a)	806,200	14,414,856
CDW Computer Centers, Inc. (a)	100	4,385
Chico's FAS, Inc. (a)	100	1,891
Christopher & Banks Corp. (a)	22,100	458,575
Claire's Stores, Inc.	123,300	2,721,231
Cost Plus, Inc. (a)	26,900	771,223
Gart Sports Co. (a)	100	1,935
Hot Topic, Inc. (a)	503,500	11,520,080
Michaels Stores, Inc. (a)	3,500	109,550
Movie Gallery, Inc. (a)	192,900	2,507,700
PETsMART, Inc. (a)	355,000	6,081,150
Ross Stores, Inc.	156,300	6,625,557
Staples, Inc. (a)	100	1,830
Talbots, Inc.	100	2,753
Tiffany & Co., Inc.	100	2,391
Too, Inc. (a)	168,100	3,953,712
Weight Watchers International, Inc. (a)	100	4,597
Williams-Sonoma, Inc. (a)	200	5,430
		66,548,108
Textiles Apparel & Luxury Goods - 1.4%
Coach, Inc. (a)	100	3,292
Columbia Sportswear Co. (a)	384,200	17,066,164
DHB Industries, Inc. (a)	100	166
Fossil, Inc. (a)	145,300	2,955,402
Liz Claiborne, Inc.	100	2,965
Quiksilver, Inc. (a)	100	2,666
Vans, Inc. (a)	100	568
		20,031,223
TOTAL CONSUMER DISCRETIONARY		144,779,419
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 3.4%
Beverages - 0.0%
Boston Beer Co., Inc. Class A (a)	100	$ 1,430
Grupo Modelo SA de CV Series C	100	245
		1,675
Food & Drug Retailing - 0.0%
United Natural Foods, Inc. (a)	100	2,535
Whole Foods Market, Inc. (a)	3,300	174,009
		176,544
Food Products - 3.4%
Central Garden & Pet Co. Class A (a)	100	1,851
Dean Foods Co. (a)	143,500	5,323,850
Fresh Del Monte Produce, Inc.	291,800	5,517,938
Green Mountain Coffee, Inc. (a)	185,100	2,796,861
Hershey Foods Corp.	383,800	25,883,472
Horizon Organic Holding Corp. (a)	100	1,619
McCormick & Co., Inc. (non-vtg.)	327,500	7,598,000
Riviana Foods, Inc.	24,700	667,419
Sensient Technologies Corp.	100	2,247
		47,793,257
Personal Products - 0.0%
Alberto-Culver Co. Class A	100	4,859
TOTAL CONSUMER STAPLES		47,976,335
ENERGY - 13.7%
Energy Equipment & Services - 7.8%
BJ Services Co. (a)	529,810	17,118,161
Carbo Ceramics, Inc.	120,100	4,047,370
ENSCO International, Inc.	157,110	4,626,890
Global Industries Ltd. (a)	440,200	1,835,634
GlobalSantaFe Corp.	371,750	9,040,960
Grant Prideco, Inc. (a)	136,600	1,590,024
National-Oilwell, Inc. (a)	588,600	12,855,024
Oceaneering International, Inc. (a)	772,900	19,121,546
Pride International, Inc. (a)	519,500	7,740,550
Smith International, Inc. (a)	233,890	7,629,492
Tidewater, Inc.	468,050	14,556,355
Varco International, Inc. (a)	368,748	6,416,207
W-H Energy Services, Inc. (a)	207,100	3,021,589
		109,599,802
Oil & Gas - 5.9%
Apache Corp.	63,000	3,590,370
Devon Energy Corp.	70,800	3,249,720
Forest Oil Corp. (a)	76,500	2,115,225
Hurricane Hydrocarbons Class A (a)	1,819,000	19,065,776
Knightsbridge Tankers Ltd.	18,940	283,532
OAO Gazprom sponsored ADR	100	1,180
Petroleo Brasileiro SA Petrobras sponsored ADR	100	1,494
Pioneer Natural Resources Co. (a)	107,200	2,706,800
Pogo Producing Co.	72,800	2,711,800

	Shares	Value (Note 1)
Stelmar Shipping Ltd. (a)	293,000	$ 4,412,580
Suncor Energy, Inc.	1,545,600	24,280,557
Surgutneftegaz JSC sponsored ADR	586,100	9,318,990
Western Gas Resources, Inc.	75,800	2,793,230
YUKOS Corp. sponsored ADR	52,200	7,294,950
		81,826,204
TOTAL ENERGY		191,426,006
FINANCIALS - 6.1%
Banks - 0.4%
Boston Private Financial Holdings, Inc.	142,900	2,837,994
Commerce Bancorp, Inc., New Jersey	100	4,319
Hancock Holding Co.	150	6,698
Kookmin Bank sponsord ADR	69,400	2,453,290
Marshall & Ilsley Corp.	100	2,738
Wintrust Financial Corp.	100	3,132
		5,308,171
Diversified Financials - 0.6%
Doral Financial Corp.	2,100	60,060
Farmer Mac Class C (non-vtg.) (a)	100	3,064
Investment Technology Group, Inc. (a)	224,100	5,010,876
Investors Financial Services Corp.	100	2,739
Moody's Corp.	100	4,129
Principal Financial Group, Inc.	100	3,013
Student Loan Corp.	100	9,780
Sumitomo Trust & Banking Ltd.	836,000	3,385,670
		8,479,331
Insurance - 2.3%
AFLAC, Inc.	2,800	84,336
Alleghany Corp.	32,136	5,704,140
MBIA, Inc.	100	4,386
Mercury General Corp.	34,500	1,296,510
Old Republic International Corp.	122,000	3,416,000
Progressive Corp.	63,900	3,171,357
Protective Life Corp.	100	2,752
Reinsurance Group of America, Inc.	99,400	2,691,752
RenaissanceRe Holdings Ltd.	42,300	1,675,080
UnumProvident Corp.	100	1,754
W.R. Berkley Corp.	350,450	13,881,325
Zenith National Insurance Corp.	300	7,056
		31,936,448
Real Estate - 2.8%
Equity Residential (SBI)	100	2,458
Pan Pacific Retail Properties, Inc.	200,000	7,306,000
ProLogis Trust	298,200	7,499,730
Regency Centers Corp.	134,400	4,354,560
Simon Property Group, Inc.	595,700	20,295,499
		39,458,247
TOTAL FINANCIALS		85,182,197
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 14.9%
Biotechnology - 5.6%
Affymetrix, Inc. (a)	100	$ 2,289
Biogen, Inc. (a)	100	4,006
BioSource International, Inc. (a)	100	599
Caliper Technologies Corp. (a)	100	300
Charles River Labs International, Inc. (a)	514,600	19,801,808
Digene Corp. (a)	100	1,146
Enzon Pharmaceuticals, Inc. (a)	100	1,672
Genentech, Inc. (a)	100	3,316
Gilead Sciences, Inc. (a)	100	3,400
Harvard Bioscience, Inc. (a)(c)	1,785,100	5,887,260
IDEC Pharmaceuticals Corp. (a)	200	6,634
IDEXX Laboratories, Inc. (a)	202,900	6,665,265
Invitrogen Corp. (a)	1,072,900	33,571,041
MedImmune, Inc. (a)	100	2,717
QIAGEN NV (a)	1,022,600	5,307,294
Techne Corp. (a)	122,900	3,511,007
United Therapeutics Corp. (a)	170,300	2,844,010
		77,613,764
Health Care Equipment & Supplies - 2.3%
Advanced Neuromodulation Systems, Inc. (a)	100	3,510
Amersham PLC	321,300	2,877,757
Apogent Technologies, Inc. (a)	100	2,080
Becton, Dickinson & Co.	100	3,069
Biacore International AB sponsored ADR (a)	100	2,240
Biosite, Inc. (a)	100	3,402
Bruker AXS, Inc.	100	181
Bruker Daltonics, Inc. (a)	100	486
Closure Medical Corp. (a)	100	1,048
CTI Molecular Imaging, Inc.	100	2,466
Cyberonics, Inc. (a)	100	1,840
DENTSPLY International, Inc.	100	3,720
Edwards Lifesciences Corp. (a)	266,400	6,785,208
Guidant Corp. (a)	3,800	117,230
HealthTronics Surgical Services, Inc. (a)	100	801
ICU Medical, Inc. (a)	100	3,730
Molecular Devices Corp. (a)	100	1,647
Nutraceutical International Corp. (a)	100	1,144
St. Jude Medical, Inc. (a)	190,300	7,558,716
Therasense, Inc. (a)	100	835
TriPath Imaging, Inc. (a)	100	268
Varian Medical Systems, Inc. (a)	297,400	14,751,040
Wilson Greatbatch Technologies, Inc. (a)	100	2,920
		32,125,338
Health Care Providers & Services - 6.2%
Accredo Health, Inc. (a)	336,450	11,859,863
AdvancePCS Class A (a)	781,800	17,363,778
AmSurg Corp. (a)	59,100	1,207,413
Caremark Rx, Inc. (a)	100	1,625
Cerner Corp. (a)	376,600	11,772,516

	Shares	Value (Note 1)
Coventry Health Care, Inc. (a)	411,400	$ 11,942,942
Eclipsys Corp. (a)	100	535
Express Scripts, Inc. (a)	100	4,804
First Health Group Corp. (a)	9,800	238,630
IMS Health, Inc.	1,652,700	26,443,200
Laboratory Corp. of America Holdings (a)	100	2,324
McKesson Corp.	3,500	94,605
MIM Corp. (a)	100	580
Omnicare, Inc.	203,400	4,847,022
Oxford Health Plans, Inc. (a)	100	3,645
Patterson Dental Co. (a)	100	4,374
Pharmaceutical Product Development, Inc. (a)	100	2,927
Priority Healthcare Corp. Class B (a)	200	4,640
Quest Diagnostics, Inc. (a)	100	5,690
ResCare, Inc. (a)	440,500	1,598,575
WebMD Corp. (a)	100	855
		87,400,543
Pharmaceuticals - 0.8%
Alpharma, Inc. Class A	100	1,191
Forest Laboratories, Inc. (a)	100	9,822
ICN Pharmaceuticals, Inc.	95,700	1,044,087
Mylan Laboratories, Inc.	81,600	2,847,840
Perrigo Co. (a)	14,200	172,530
Pharmaceutical Resources, Inc. (a)	7,700	229,460
Scios, Inc. (a)	100	3,258
SICOR, Inc. (a)	392,700	6,224,295
Watson Pharmaceuticals, Inc. (a)	5,200	147,004
		10,679,487
TOTAL HEALTH CARE		207,819,132
INDUSTRIALS - 8.8%
Aerospace & Defense - 2.5%
Alliant Techsystems, Inc. (a)	178,250	11,113,888
DRS Technologies, Inc. (a)	204,900	6,419,517
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	100	1,590
Engineered Support Systems, Inc.	150	5,499
Herley Industries, Inc. (a)	93,300	1,624,166
L-3 Communications Holdings, Inc. (a)	292,100	13,118,211
Veridian Corp.	155,300	3,314,102
		35,596,973
Air Freight & Logistics - 0.0%
C.H. Robinson Worldwide, Inc.	3,250	101,400
Expeditors International of Washington, Inc.	4,400	143,660
FedEx Corp.	100	5,422
UTI Worldwide, Inc.	100	2,625
		253,107
Commercial Services & Supplies - 4.5%
Apollo Group, Inc. Class A (a)	100	4,400
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Avery Dennison Corp.	100	$ 6,108
Bright Horizons Family Solutions, Inc. (a)	525,200	14,768,624
Career Education Corp. (a)	100	4,000
CheckFree Corp. (a)	100	1,600
ChoicePoint, Inc. (a)	579,900	22,900,251
Cintas Corp.	100	4,575
Concord EFS, Inc. (a)	799,800	12,588,852
Corinthian Colleges, Inc. (a)	100	3,786
DeVry, Inc. (a)	3,900	64,779
DST Systems, Inc. (a)	100	3,555
Education Management Corp. (a)	69,800	2,624,480
H&R Block, Inc.	3,300	132,660
Headwaters, Inc. (a)	100	1,551
Herman Miller, Inc.	100	1,840
HON Industries, Inc.	100	2,828
infoUSA, Inc. (a)	100	497
Ionics, Inc. (a)	100	2,280
Paychex, Inc.	100	2,790
Pittston Co. - Brinks Group	291,600	5,388,768
Princeton Review, Inc. (a)	100	495
Tetra Tech, Inc. (a)	315,900	3,853,980
		62,362,699
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	55,200	1,965,120
Electrical Equipment - 0.3%
AstroPower, Inc. (a)	150,550	1,202,895
REPower Systems AG	127,100	3,157,245
		4,360,140
Industrial Conglomerates - 0.0%
Teleflex, Inc.	100	4,289
Machinery - 1.4%
AGCO Corp. (a)	144,800	3,200,080
CUNO, Inc. (a)	86,000	2,848,320
Dionex Corp. (a)	100	2,971
Graco, Inc.	445,800	12,772,170
Pentair, Inc.	100	3,455
		18,826,996
Trading Companies & Distributors - 0.0%
Fastenal Co.	200	7,478
TOTAL INDUSTRIALS		123,376,802
INFORMATION TECHNOLOGY - 7.5%
Communications Equipment - 0.0%
3Com Corp. (a)	100	463
Avocent Corp. (a)	100	2,222
Black Box Corp.	100	4,480
Emulex Corp. (a)	100	1,855
Harris Corp.	100	2,630
Loral Space & Communications Ltd. (a)	678,100	291,583

	Shares	Value (Note 1)
Netscreen Technologies, Inc.	200	$ 3,368
Polycom, Inc. (a)	200	1,904
Scientific-Atlanta, Inc.	5,100	60,486
UTStarcom, Inc. (a)	100	1,983
		370,974
Computers & Peripherals - 0.4%
Drexler Technology Corp. (a)	458,100	5,772,060
Electronic Equipment & Instruments - 4.6%
Anritsu Corp.	633,000	2,419,652
Flir Systems, Inc. (a)	100	4,880
Mettler-Toledo International, Inc. (a)	87,400	2,802,044
Millipore Corp.	37,000	1,258,000
Nam Tai Electronics, Inc.	80,200	1,960,890
Symbol Technologies, Inc.	3,170,600	26,062,332
Teledyne Technologies, Inc. (a)	229,100	3,592,288
Waters Corp. (a)	1,184,620	25,801,024
		63,901,110
Internet Software & Services - 0.5%
Ariba, Inc. (a)	100	248
AsiaInfo Holdings, Inc. (a)	100	634
Autobytel, Inc. (a)	100	280
CNET Networks, Inc. (a)	100	271
Digital Impact, Inc. (a)	100	190
FreeMarkets, Inc. (a)	100	644
Overture Services, Inc. (a)	225,700	6,163,867
PEC Solutions, Inc. (a)	100	2,990
Retek, Inc. (a)	92,800	252,416
Yahoo!, Inc. (a)	100	1,635
		6,423,175
IT Consulting & Services - 0.3%
Affiliated Computer Services, Inc. Class A (a)	100	5,265
CACI International, Inc. Class A (a)	300	10,692
Cognizant Technology Solutions Corp. Class A (a)	100	7,223
Manhattan Associates, Inc. (a)	188,000	4,448,080
SRA International, Inc. Class A	100	2,709
SunGard Data Systems, Inc. (a)	100	2,356
		4,476,325
Office Electronics - 0.0%
Zebra Technologies Corp. Class A (a)	100	5,730
Semiconductor Equipment & Products - 0.0%
Broadcom Corp. Class A (a)	100	1,506
International Rectifier Corp. (a)	100	1,846
KLA-Tencor Corp. (a)	100	3,537
LAM Research Corp. (a)	100	1,080
Micrel, Inc. (a)	100	898
Microchip Technology, Inc.	100	2,445
Novellus Systems, Inc. (a)	100	2,808
NVIDIA Corp. (a)	5,000	57,550
Omnivision Technologies, Inc. (a)	100	1,357
QLogic Corp. (a)	81	2,795
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
RF Micro Devices, Inc. (a)	100	$ 733
Standard Microsystems Corp. (a)	100	1,947
		78,502
Software - 1.7%
Activision, Inc. (a)	127,500	1,860,225
Adobe Systems, Inc.	100	2,480
Ansys, Inc. (a)	100	2,020
Borland Software Corp. (a)	100	1,230
Business Objects SA sponsored ADR (a)	100	1,500
Check Point Software Technologies Ltd. (a)	100	1,297
Cognos, Inc. (a)	100	2,353
Dassault Systemes SA sponsored ADR	100	2,150
Digimarc Corp. (a)	100	1,134
Electronic Arts, Inc. (a)	200	9,954
Kronos, Inc. (a)	100	3,699
Legato Systems, Inc. (a)	7,000	35,210
Magma Design Automation, Inc. (a)	100	958
Mercury Interactive Corp. (a)	100	2,965
National Instruments Corp. (a)	100	3,249
Network Associates, Inc. (a)	100	1,609
PeopleSoft, Inc. (a)	100	1,830
Renaissance Learning, Inc. (a)	627,400	11,857,860
Symantec Corp. (a)	174,900	7,085,199
Synopsys, Inc. (a)	100	4,615
Trend Micro, Inc. sponsored ADR (a)	100	1,650
Tripos, Inc. (a)	100	733
Vastera, Inc. (a)	610,800	3,451,631
		24,335,551
TOTAL INFORMATION TECHNOLOGY		105,363,427
MATERIALS - 19.2%
Chemicals - 0.7%
Ecolab, Inc.	89,500	4,430,250
International Flavors & Fragrances, Inc.	154,800	5,433,480
Potash Corp. of Saskatchewan	100	6,341
Praxair, Inc.	100	5,777
Sigma Aldrich Corp.	100	4,870
		9,880,718
Construction Materials - 0.0%
James Hardie Industries NV	100	383
Containers & Packaging - 0.2%
Packaging Corp. of America (a)	137,100	2,500,704
Metals & Mining - 18.3%
Agnico-Eagle Mines Ltd.	1,119,130	16,605,802
Agnico-Eagle Mines Ltd. warrants 11/14/07 (a)	23,350	117,918
Apex Silver Mines Ltd. (a)	100	1,480
AUR Resources, Inc. (a)	1,858,900	4,386,262

	Shares	Value (Note 1)
Barrick Gold Corp.	100	$ 1,549
Companhia Vale do Rio Doce sponsored ADR	100	2,891
Compania de Minas Buenaventura SA sponsored ADR	290,400	7,663,656
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	884,300	14,838,554
Goldcorp, Inc.	50,000	637,919
Harmony Gold Mining Co. Ltd.	1,146,300	19,661,175
Kinross Gold Corp. (a)	9,791,000	24,099,199
Meridian Gold, Inc. (a)	3,326,500	58,689,251
Newmont Mining Corp. Holding Co.	2,814,180	81,695,639
Nucor Corp.	199,300	8,231,090
Outokumpu Oyj (A Shares)	90,200	786,018
Placer Dome, Inc.	100	1,136
Sons of Gwalia Ltd. ADR	100	721
Steel Dynamics, Inc. (a)	526,200	6,330,186
Teck Cominco Ltd. Class B (sub. vtg.)	1,550,900	11,442,117
Xstrata PLC (a)	43,300	452,690
		255,645,253
Paper & Forest Products - 0.0%
Aracruz Celulose SA sponsored ADR	100	1,856
TOTAL MATERIALS		268,028,914
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
America Movil SA de CV sponsored ADR	100	1,436
UTILITIES - 3.5%
Electric Utilities - 0.0%
Ameren Corp.	100	4,157
Cinergy Corp.	100	3,372
		7,529
Gas Utilities - 1.5%
KeySpan Corp.	498,700	17,574,188
NiSource, Inc.	170,100	3,402,000
Southwestern Energy Co. (a)	100	1,145
		20,977,333
Multi-Utilities & Unregulated Power - 2.0%
Energy East Corp.	100	2,209
Equitable Resources, Inc.	92,600	3,244,704
Questar Corp.	5,600	155,792
SCANA Corp.	797,400	24,687,504
		28,090,209
TOTAL UTILITIES		49,075,071
TOTAL COMMON STOCKS (Cost $1,185,408,547)		1,223,028,739
U.S. Treasury Obligations - 0.0%
	Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (d) (Cost $24,990)	$ 25,000	$ 24,995
Money Market Funds - 15.7%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	178,456,397	178,456,397
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	41,283,140	41,283,140
TOTAL MONEY MARKET FUNDS (Cost $219,739,537)		219,739,537
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $1,405,173,074)		1,442,793,271
NET OTHER ASSETS - (3.1)%		(44,039,273)
NET ASSETS - 100%		$ 1,398,753,998
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
1 MidCap 400 Index Contracts	March 2003	$ 214,950	$ (4,181)

The face value of futures purchased as a percentage of net assets - 0.0%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $24,995.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,963,278,151 and $1,580,148,744, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $181,725 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.5%
Canada	11.3
South Africa	1.4
Russia	1.2
Others (individually less than 1%)	3.6
100.0%

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Harvard Bioscience, Inc.	$ -	$ -	$ -	$ 5,887,260
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $158,631,000 of which $15,428,000, $42,786,000 and $100,417,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $39,528,292) (cost $1,405,173,074) - See accompanying schedule		$ 1,442,793,271
Receivable for investments sold		2,282,525
Receivable for fund shares sold		1,243,619
Dividends receivable		665,754
Interest receivable		201,175
Receivable for daily variation on futures contracts		1,275
Other receivables		540,670
Total assets		1,447,728,289

Liabilities
Payable for investments purchased	$ 5,292,973
Payable for fund shares redeemed	1,123,561
Accrued management fee	673,184
Distribution fees payable	136,347
Other payables and accrued expenses	465,086
Collateral on securities loaned, at value	41,283,140
Total liabilities		48,974,291

Net Assets		$ 1,398,753,998
Net Assets consist of:
Paid in capital		$ 1,517,162,460
Undistributed net investment income		4,928,520
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(160,954,349)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,617,367
Net Assets		$ 1,398,753,998

Initial Class: Net Asset Value, offering price and redemption price per share ($499,556,736 ÷ 28,531,105 shares)		$ 17.51

Service Class: Net Asset Value, offering price and redemption price per share ($378,264,499 ÷ 21,661,898 shares)		$ 17.46

Service Class 2: Net Asset Value, offering price and redemption price per share ($520,932,763 ÷ 29,954,649 shares)		$ 17.39

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 11,811,278
Interest		2,670,073
Security lending		381,083
Total income		14,862,434

Expenses
Management fee	$ 7,628,488
Transfer agent fees	925,670
Distribution fees	1,279,645
Accounting and security lending fees	320,127
Non-interested trustees' compensation	4,613
Custodian fees and expenses	97,710
Audit	25,012
Legal	12,203
Miscellaneous	162,679
Total expenses before reductions	10,456,147
Expense reductions	(960,988)	9,495,159
Net investment income (loss)		5,367,275
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(99,982,065)
Foreign currency transactions	(54,607)
Futures contracts	(55,461)
Total net realized gain (loss)		(100,092,133)
Change in net unrealized appreciation (depreciation) on: Investment securities	(54,348,290)
Assets and liabilities in foreign currencies	1,752
Futures contracts	(4,181)
Total change in net unrealized appreciation (depreciation)		(54,350,719)
Net gain (loss)		(154,442,852)
Net increase (decrease) in net assets resulting from operations		$ (149,075,577)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,367,275	$ 9,952,192
Net realized gain (loss)	(100,092,133)	(21,695,188)
Change in net unrealized appreciation (depreciation)	(54,350,719)	(14,911,862)
Net increase (decrease) in net assets resulting from operations	(149,075,577)	(26,654,858)
Distributions to shareholders from net investment income	(10,315,464)	-
Share transactions - net increase (decrease)	406,189,773	233,603,651
Total increase (decrease) in net assets	246,798,732	206,948,793

Net Assets
Beginning of period	1,151,955,266	945,006,473
End of period (including undistributed net investment income of $4,928,520 and undistributed net investment income of $9,876,712, respectively)	$ 1,398,753,998	$ 1,151,955,266
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	7,049,981	6,655,084	22,666,360
Reinvested	277,413	161,340	101,720
Redeemed	(8,136,461)	(3,917,197)	(3,604,685)
Net increase (decrease)	(809,067)	2,899,227	19,163,395

Dollars Sold	$ 134,875,925	$ 125,174,947	$ 416,253,061
Reinvested	5,301,369	3,078,362	1,935,732
Redeemed	(145,105,795)	(70,148,866)	(65,174,962)
Net increase (decrease)	$ (4,928,501)	$ 58,104,443	$ 353,013,831

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	9,676,112	9,095,820	8,986,545
Reinvested	-	-	-
Redeemed	(9,413,601)	(4,323,424)	(1,810,628)
Net increase (decrease)	262,511	4,772,396	7,175,917

Dollars Sold	$ 182,558,139	$ 170,632,678	$ 167,539,684
Reinvested	-	-	-
Redeemed	(173,494,579)	(80,200,595)	(33,431,676)
Net increase (decrease)	$ 9,063,560	$ 90,432,083	$ 134,108,008

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 5,301,369	$ 3,078,362	$ 1,935,733
From net realized gain	-	-	-
Total	$ 5,301,369	$ 3,078,362	$ 1,935,733

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ -	$ -	$ -
From net realized gain	-	-	-
Total	$ -	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.60	$ 20.26	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.20	.19	-	-
Net realized and unrealized gain (loss)	(2.00)	(.86)	4.95	5.05	.31
Total from investment operations	(1.91)	(.66)	5.14	5.05	.31
Distributions from net investment income	(.18)	-	(.08)	-	-
Distributions from net realized gain	-	-	-	(.09)	-
Distributions in excess of net realized gain	-	-	(.05)	(.02)	-
Total distributions	(.18)	-	(.13)	(.11)	-
Net asset value, end of period	$ 17.51	$ 19.60	$ 20.26	$ 15.25	$ 10.31
Total Return B, C, D	(9.82)%	(3.26)%	33.78%	49.04%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.70%	.69%	.74%	3.34%	115.88% A
Expenses net of voluntary waivers, if any	.70%	.69%	.74%	1.00%	1.00% A
Expenses net of all reductions	.63%	.62%	.69%	.97%	1.00% A
Net investment income (loss)	.51%	1.06%	1.01%	.01%	(.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 499,557	$ 574,934	$ 589,026	$ 1,744	$ 516
Portfolio turnover rate	135%	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.54	$ 20.22	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.18	.17	(.01)	-
Net realized and unrealized gain (loss)	(2.00)	(.86)	4.93	5.05	.31
Total from investment operations	(1.92)	(.68)	5.10	5.04	.31
Distributions from net investment income	(.16)	-	(.07)	-	-
Distributions from net realized gain	-	-	-	(.09)	-
Distributions in excess of net realized gain	-	-	(.05)	(.02)	-
Total distributions	(.16)	-	(.12)	(.11)	-
Net asset value, end of period	$ 17.46	$ 19.54	$ 20.22	$ 15.24	$ 10.31
Total Return B, C, D	(9.90)%	(3.36)%	33.54%	48.94%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.80%	.79%	.84%	3.41%	115.96% A
Expenses net of voluntary waivers, if any	.80%	.79%	.84%	1.10%	1.10% A
Expenses net of all reductions	.73%	.72%	.79%	1.07%	1.10%A
Net investment income (loss)	.41%	.96%	.92%	(.09) %	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 378,264	$ 366,665	$ 282,941	$ 25,908	$ 516
Portfolio turnover rate	135%	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.49	$ 20.20	$ 14.82
Income from Investment Operations
Net investment income (loss) E	.05	.15	.14
Net realized and unrealized gain (loss)	(1.99)	(.86)	5.35
Total from investment operations	(1.94)	(.71)	5.49
Distributions from net investment income	(.16)	-	(.06)
Distributions in excess of net realized gain	-	-	(.05)
Total distributions	(.16)	-	(.11)
Net asset value, end of period	$ 17.39	$ 19.49	$ 20.20
Total Return B, C, D	(10.02)%	(3.51)%	37.12%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	.94%	.99% A
Expenses net of voluntary waivers, if any	.95%	.94%	.99% A
Expenses net of all reductions	.88%	.88%	.94% A
Net investment income (loss)	.25%	.81%	.76%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 520,933	$ 210,356	$ 73,039
Portfolio turnover rate	135%	144%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Mid Cap Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Mid Cap Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 121,931,291	|
Unrealized depreciation	(86,579,755)
Net unrealized appreciation (depreciation)	35,351,536
Undistributed ordinary income	4,871,489
Capital loss carryforward	(158,631,497)
Cost for federal income tax purposes	$ 1,407,441,735

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 10,315,464

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts". This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 385,766	|
Service Class 2	893,879
	$ 1,279,645

Mid Cap Portfolio

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 391,366	|
Service Class	269,918
Service Class 2	264,386
	$ 925,670

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,571,045 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $959,143 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,845.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 30% of the total outstanding shares of the fund. In addition, two unaffiliated insurance companies were the owners of record of 41% of the total outstanding shares of the fund.

9. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund III and the Shareholders of Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Mid Cap Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Mid Cap. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1994

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1994

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment:1994

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1994

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1994

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Mid Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Mid Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Mid Cap. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Mid Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1998 Assistant Treasurer of VIP Mid Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Mid Cap. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Mid Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Mid Cap. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Mid Cap Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	3,016,737,746.18	90.176
Against	103,338,598.78	3.089
Abstain	225,319,688.65	6.735
TOTAL	3,345,396,033.61	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	2,957,777,654.30	88.413
Against	157,604,477.15	4.711
Abstain	230,013,902.16	6.876
TOTAL	3,345,396,033.61	100.00
PROPOSAL 3
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,208,240,398.36	95.900
Withheld	137,155,635.25	4.100
TOTAL	3,345,396,033.61	100.00
Ralph F. Cox
Affirmative	3,203,268,840.31	95.752
Withheld	142,127,193.30	4.248
TOTAL	3,345,396,033.61	100.00
Phyllis Burke Davis
Affirmative	3,204,055,758.47	95.775
Withheld	141,340,275.14	4.225
TOTAL	3,345,396,033.61	100.00
Robert M. Gates
Affirmative	3,208,455,704.41	95.907
Withheld	136,940,329.20	4.093
TOTAL	3,345,396,033.61	100.00
Abigail P. Johnson
Affirmative	3,204,790,536.75	95.797
Withheld	140,605,496.86	4.203
TOTAL	3,345,396,033.61	100.00
Edward C. Johnson 3d
Affirmative	3,204,067,467.04	95.775
Withheld	141,328,566.57	4.225
TOTAL	3,345,396,033.61	100.00
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	3,208,293,679.07	95.902
Withheld	137,102,354.54	4.098
TOTAL	3,345,396,033.61	100.00
Marie L. Knowles
Affirmative	3,209,981,465.59	95.952
Withheld	135,414,568.02	4.048
TOTAL	3,345,396,033.61	100.00
Ned C. Lautenbach
Affirmative	3,210,582,803.06	95.970
Withheld	134,813,230.55	4.030
TOTAL	3,345,396,033.61	100.00
Peter S. Lynch
Affirmative	3,212,042,077.76	96.014
Withheld	133,353,955.85	3.986
TOTAL	3,345,396,033.61	100.00
Marvin L. Mann
Affirmative	3,207,455,151.63	95.877
Withheld	137,940,881.98	4.123
TOTAL	3,345,396,033.61	100.00
William O. McCoy
Affirmative	3,206,906,756.74	95.860
Withheld	138,489,276.87	4.140
TOTAL	3,345,396,033.61	100.00
William S. Stavropoulos
Affirmative	3,208,142,406.18	95.897
Withheld	137,253,627.43	4.103
TOTAL	3,345,396,033.61	100.00
PROPOSAL 5
To amend Mid Cap Portfolio's fundamental investment limitation concerning borrowing.
	# of Votes	% of Votes
Affirmative	1,152,923,288.32	84.735
Against	83,828,781.15	6.161
Abstain	123,871,577.64	9.104
TOTAL	1,360,623,647.11	100.00
PROPOSAL 6
To amend Mid Cap Portfolio's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	1,174,908,022.06	86.351
Against	76,197,349.43	5.600
Abstain	109,518,275.62	8.049
TOTAL	1,360,623,647.11	100.00
*Denotes trust-wide proposals and voting results.

Annual Report

Distributions

A total of 12.30% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	70%
Service Class	79%
Service Class 2	78%

Annual Report

Annual Report

Mid Cap Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPMID-ANN-0203 337829
1.735273.103

Fidelity® Variable Insurance Products:

Value Strategies Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

>

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Value Strategies Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Initial Class shares will appear once the fund is a year old.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over Life of Fund

Let's say that $10,000 was invested in Fidelity's Variable Insurance Products: Value Strategies Portfolio - Initial Class on February 20, 2002. The chart shows what the value of your investment would have been, and also shows how the Russell Midcap® Value Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Value Strategies Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Service Class shares will appear once the fund is a year old.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over Life of Fund

Let's say that $10,000 was invested in Fidelity's Variable Insurance Products: Value Strategies Portfolio - Service Class on February 20, 2002. The chart shows what the value of your investment would have been, and also shows how the Russell Midcap Value Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them

3

Annual Report

Fidelity Variable Insurance Products: Value Strategies Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Service Class 2 shares will appear once the fund is a year old.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over Life of Fund

Let's say that $10,000 was invested in Fidelity's Variable Insurance Products: Value Strategies Portfolio - Service Class 2 on February 20, 2002. The chart shows what the value of your investment would have been, and also shows how the Russell Midcap Value Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Value Strategies Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Harris Leviton, Portfolio Manager of Value Strategies Portfolio

Q. How did the fund perform, Harris?

A. From its inception on February 20, 2002, through December 31, 2002, the fund underperformed its benchmark, the Russell Midcap Value Index, which fell 9.98%. Going forward, we'll look at the fund's performance at six- and 12-month intervals and also compare it to its Lipper peer group average.

Q. How would you characterize your investment approach during the past year?

A. The past year's equity market volatility afforded me the opportunity to purchase many higher-growth stocks that I've typically been unwilling to own because, historically, they've been too expensive. Amid periods of indiscriminate selling in the market, the valuations of economically sensitive stocks in the technology, financial and health care sectors fell to levels I hadn't seen in years, and I increased the fund's exposure to them. I was quite optimistic owning these new positions at what I felt were bargain-basement prices.

Q. Why did the fund underperform the Russell Midcap Value Index?

A. The stock market declined during the past year mainly for two reasons. First, continued sluggish economic growth put severe pressure on corporate profit margins. Second, a number of corporate accounting scandals caused investors to lose confidence in the market, as many were only willing to pay for equities at significantly lower valuations. In this environment, my heavy weightings in growth-oriented sectors, such as technology and consumer discretionary, hurt the fund's performance. Investors generally fled to less-volatile equities, despite the positive fundamentals of many of the fund's technology and consumer holdings, which were growing faster and were considerably less expensive. It was also a bad year to own companies considered to be turnaround situations, because the market and the economic environment during the period was particularly unforgiving of those that didn't work out. As such, our positions in two turnaround holdings - restaurant chain Jack in the Box and Irish pharmaceutical firm Elan - performed poorly and held back the fund's performance. Elsewhere, despite the compelling valuations of technology stocks, I was a bit early in positioning the fund for a potential rebound in the sector, as the weak capital spending cycle continued.

Q. Can you elaborate on the areas of technology you found compelling?

A. I initiated or added to positions in the Internet applications and software areas (Yahoo!, i2 Technologies, Vignette), semiconductors and semiconductor capital equipment (Advanced Micro Devices, Atmel, LAM Research) and communications equipment (ADC Telecom, Terayon) because I felt these companies remained well positioned within their respective industries, and I felt several could benefit from an uptick in corporate technology spending. Primarily, though, the valuations of these stocks declined to new lows, and I couldn't pass up the opportunity to own them. In some cases, stocks were trading at a market capitalization that was at or below the amount of cash these companies had on their balance sheets. As a value investor, that is typically an ideal buying opportunity, and some of these new additions, such as Yahoo!, Terayon and TMP Worldwide, became top contributors for the fund. However, because the equity market environment continued to erode after I bought these stocks, many of them also continued declining. Consequently, some new holdings, including Advanced Micro Devices, Atmel and Vignette, were among the fund's biggest detractors.

Q. What strategies worked out well?

A. The fund's emphasis on the video game industry paid off. Video game manufacturer Take-Two Interactive Software, one of the fund's largest holdings at the end of the period and its top performer, appreciated nicely on strong demand for several of its new products. Elsewhere, my decision to increase the fund's weighting in insurance stocks that I felt dropped to attractive valuations, including ACE, Travelers Property and Casualty, and Prudential Financial, was helpful on a relative basis. As a group, the fund's insurance holdings fell about 4% during the past six months, outperforming those insurance stocks in the index by nearly 15 percentage points. Led by a strong gain for Japanese automaker Nissan, our automotive holdings also made a big contribution to the fund's relative return. I sold off some of the stocks I've mentioned in this report before the end of the period.

Q. Looking ahead to 2003, can things improve?

A. As of the end of the period, the psychological environment for equity investing remains difficult, but from a fundamental standpoint, things appear to be slowly improving as the economy digs itself out of a hole. Additionally, a number of government economic stimulus packages appear closer to approval. It's still a challenging investment environment, but these factors suggest that 2003 could be a better year for equity investors.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks capital appreciation

Start date: February 20, 2002

Size: as of December 31, 2002, more than $54 million

Manager: Harris Leviton, since inception; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Value Strategies Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Tyco International Ltd.	6.3
Take-Two Interactive Software, Inc.	5.4
Jones Apparel Group, Inc.	4.5
ACE Ltd.	4.1
WMS Industries, Inc.	3.8
24.1
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Consumer Discretionary	35.0
Information Technology	30.0
Financials	19.1
Industrials	10.5
Materials	2.7
Asset Allocation as of December 31, 2002
% of fund's net assets*
Stocks	104.0%
Bonds	0.8%
Short-Term Investments and Net Other Assets**	(4.8)%
* Foreign investments	12.5%

** Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Fidelity Variable Insurance Products: Value Strategies Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 103.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 35.0%
Auto Components - 2.3%
Aftermarket Technology Corp. (a)	500	$ 7,250
American Axle & Manufacturing Holdings, Inc. (a)	34,600	810,332
ArvinMeritor, Inc.	7,000	116,690
Dura Automotive Systems, Inc. Class A (a)	11,600	116,464
Lear Corp. (a)	6,200	206,336
		1,257,072
Automobiles - 2.6%
Nissan Motor Co. Ltd. (b)	179,500	1,399,486
Hotels, Restaurants & Leisure - 7.0%
Ameristar Casinos, Inc. (a)	10,100	142,410
Jack in the Box, Inc. (a)	57,600	995,904
Mikohn Gaming Corp. (a)	2,800	8,008
Park Place Entertainment Corp. (a)	70,600	593,040
WMS Industries, Inc. (a)	137,800	2,064,244
		3,803,606
Household Durables - 9.5%
Bassett Furniture Industries, Inc.	3,300	47,256
Beazer Homes USA, Inc. (a)	12,593	763,136
Centex Corp.	6,000	301,200
D.R. Horton, Inc.	7,650	132,728
Lennar Corp.	19,600	1,011,360
M/I Schottenstein Homes, Inc.	1,800	50,040
Mohawk Industries, Inc. (a)	17,900	1,019,405
Nintendo Co. Ltd. (b)	12,000	1,120,485
Whirlpool Corp.	13,900	725,858
		5,171,468
Leisure Equipment & Products - 1.2%
Midway Games, Inc. (a)	48,800	203,496
Oakley, Inc. (a)	20,700	212,589
Square Co. Ltd. (a)	16,900	234,782
		650,867
Media - 1.7%
AOL Time Warner, Inc. (a)	30,200	395,620
TMP Worldwide, Inc. (a)	47,900	541,749
		937,369
Multiline Retail - 0.0%
BJ's Wholesale Club, Inc. (a)	1,700	31,110
Specialty Retail - 4.5%
Aeropostale, Inc.	2,900	30,653
American Eagle Outfitters, Inc. (a)	35,900	494,702
Big Dog Holdings, Inc. (a)	4,300	10,587
Borders Group, Inc. (a)	78,500	1,263,850
Charlotte Russe Holding, Inc. (a)	4,500	47,745

	Shares	Value (Note 1)
Circuit City Stores, Inc. - Circuit City Group	59,800	$ 443,716
Wet Seal, Inc. Class A (a)	14,100	151,730
		2,442,983
Textiles Apparel & Luxury Goods - 6.2%
Jones Apparel Group, Inc. (a)	69,000	2,445,360
Maxwell Shoe Co., Inc. Class A (a)	79,750	926,695
		3,372,055
TOTAL CONSUMER DISCRETIONARY		19,066,016
CONSUMER STAPLES - 2.2%
Food & Drug Retailing - 1.8%
Safeway, Inc. (a)	41,700	974,112
Food Products - 0.4%
Sensient Technologies Corp.	1,900	42,693
Tyson Foods, Inc. Class A	16,800	188,496
		231,189
TOTAL CONSUMER STAPLES		1,205,301
FINANCIALS - 19.1%
Banks - 7.0%
Bank of America Corp.	3,300	229,581
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	21,400	202,230
FleetBoston Financial Corp.	36,200	879,660
Sovereign Bancorp, Inc.	68,800	966,640
Wachovia Corp.	42,500	1,548,700
		3,826,811
Diversified Financials - 4.3%
CIT Group, Inc.	38,700	758,520
J.P. Morgan Chase & Co.	14,500	348,000
Morgan Stanley	30,800	1,229,536
		2,336,056
Insurance - 7.8%
ACE Ltd.	75,500	2,215,170
Everest Re Group Ltd.	1,800	99,540
MetLife, Inc.	34,400	930,176
Penn-America Group, Inc.	11,800	106,790
Safety Insurance Group, Inc.	11,400	163,932
Travelers Property Casualty Corp. Class A	50,700	742,755
		4,258,363
TOTAL FINANCIALS		10,421,230
HEALTH CARE - 1.7%
Biotechnology - 0.1%
Millennium Pharmaceuticals, Inc. (a)	4,900	38,906
Health Care Equipment & Supplies - 0.7%
Beckman Coulter, Inc.	3,400	100,368
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Cygnus, Inc. (a)	104,500	$ 68,970
I-Stat Corp. (a)	53,200	212,800
		382,138
Health Care Providers & Services - 0.5%
Eclipsys Corp. (a)	8,400	44,940
Laboratory Corp. of America Holdings (a)	2,400	55,776
Tenet Healthcare Corp. (a)	11,300	185,320
		286,036
Pharmaceuticals - 0.4%
Alpharma, Inc. Class A	4,300	51,213
King Pharmaceuticals, Inc. (a)	10,100	173,619
Twinlab Corp. (a)	6,500	650
		225,482
TOTAL HEALTH CARE		932,562
INDUSTRIALS - 10.5%
Building Products - 1.1%
NCI Building Systems, Inc. (a)	3,200	69,824
York International Corp.	20,500	524,185
		594,009
Commercial Services & Supplies - 0.6%
Labor Ready, Inc. (a)	8,000	51,360
Vedior NV (Certificaten Van Aandelen)	51,458	293,900
		345,260
Electrical Equipment - 0.0%
TB Wood's Corp.	1,000	6,670
Industrial Conglomerates - 6.3%
Tyco International Ltd.	201,100	3,434,787
Machinery - 2.5%
Columbus McKinnon Corp. (a)	9,200	35,153
EnPro Industries, Inc. (a)	40	160
Milacron, Inc.	16,900	100,555
Navistar International Corp. (a)	50,800	1,234,948
		1,370,816
TOTAL INDUSTRIALS		5,751,542
INFORMATION TECHNOLOGY - 29.6%
Communications Equipment - 4.1%
ADC Telecommunications, Inc. (a)	267,300	558,657
Cable Design Technologies Corp. (a)	117,500	693,250
Enterasys Networks, Inc. (a)	86,600	135,096
NMS Communications Corp. (a)	74,800	143,616
Performance Technologies, Inc. (a)	15,200	49,552
Telefonaktiebolaget LM Ericsson ADR (a)	10,180	68,613

	Shares	Value (Note 1)
Terayon Communication Systems, Inc. (a)	207,500	$ 425,375
Turnstone Systems, Inc. (a)	62,500	168,750
		2,242,909
Electronic Equipment & Instruments - 1.5%
Avnet, Inc.	20,700	224,181
AVX Corp.	27,600	270,480
Pioneer Standard Electronics, Inc.	2,400	22,032
Richardson Electronics Ltd.	13,400	116,044
Solectron Corp. (a)	45,000	159,750
		792,487
Internet Software & Services - 6.2%
Art Technology Group, Inc. (a)	87,200	108,128
Interwoven, Inc. (a)	33,000	85,800
Primus Knowledge Solutions, Inc. (a)	21,500	9,030
Retek, Inc. (a)	58,900	160,208
SkillSoft PLC sponsored ADR (a)	59,700	164,175
Vignette Corp. (a)	765,400	939,146
Yahoo!, Inc. (a)	117,600	1,922,760
		3,389,247
Semiconductor Equipment & Products - 7.1%
Advanced Micro Devices, Inc. (a)	180,600	1,166,676
Agere Systems, Inc. Class A (a)	70,700	101,808
Applied Micro Circuits Corp. (a)	22,500	83,025
Atmel Corp. (a)	115,700	258,011
Chartered Semiconductor Manufacturing Ltd. ADR (a)	14,900	58,706
Integrated Device Technology, Inc. (a)	17,100	143,127
LAM Research Corp. (a)	22,500	243,000
Micron Technology, Inc. (a)	22,500	219,150
NVIDIA Corp. (a)	36,200	416,662
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	98,540	694,707
Transwitch Corp. (a)	82,800	57,049
United Microelectronics Corp. sponsored ADR (a)	126,655	425,561
		3,867,482
Software - 10.7%
Activision, Inc. (a)	32,400	472,716
Aspen Technology, Inc. (a)	38,100	107,823
Compuware Corp. (a)	54,700	262,560
i2 Technologies, Inc. (a)	81,600	93,840
Legato Systems, Inc. (a)	235,100	1,182,553
Resonate, Inc. (a)	29,100	51,507
SonicWALL, Inc. (a)	9,200	33,396
Take-Two Interactive Software, Inc. (a)	125,000	2,936,250
THQ, Inc. (a)	51,400	681,050
		5,821,695
TOTAL INFORMATION TECHNOLOGY		16,113,820
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 2.7%
Chemicals - 0.2%
Millennium Chemicals, Inc.	10,200	$ 97,104
Construction Materials - 1.9%
Centex Construction Products, Inc.	11,000	386,650
Martin Marietta Materials, Inc.	6,800	208,488
Texas Industries, Inc.	18,600	451,980
		1,047,118
Containers & Packaging - 0.3%
Owens-Illinois, Inc. (a)	12,100	176,418
Metals & Mining - 0.3%
Steel Dynamics, Inc. (a)	10,700	128,721
TOTAL MATERIALS		1,449,361
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
Covad Communications Group, Inc. (a)	65,000	61,100
ITXC Corp. (a)	1,500	3,480
Qwest Communications International, Inc. (a)	92,200	461,000
		525,580
UTILITIES - 1.6%
Electric Utilities - 1.6%
FirstEnergy Corp.	27,000	890,190
TOTAL COMMON STOCKS (Cost $59,124,781)		56,355,602
Convertible Preferred Stocks - 0.6%

UTILITIES - 0.6%
Electric Utilities - 0.6%
TXU Corp. $4.063 PRIDES (Cost $409,694)	12,100	346,363
Convertible Bonds - 0.8%
	Principal Amount
HEALTH CARE - 0.4%
Biotechnology - 0.2%
Alexion Pharmaceuticals, Inc. 5.75% 3/15/07	$ 170,000	115,804
Pharmaceuticals - 0.2%
Sepracor, Inc. 7% 12/15/05	120,000	97,500
TOTAL HEALTH CARE		213,304
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
SPACEHAB, Inc. 8% 10/15/07	10,000	4,000

	Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.2%
Natural MicroSystems Corp. 5% 10/15/05	$ 80,000	$ 48,000
Terayon Communication Systems, Inc. 5% 8/1/07	50,000	30,500
		78,500
Electronic Equipment & Instruments - 0.2%
Aspect Telecommunications Corp. 0% 8/10/18	320,000	120,800
Richardson Electronics Ltd. 8.25% 6/15/06	8,000	7,210
		128,010
TOTAL INFORMATION TECHNOLOGY		206,510
TOTAL CONVERTIBLE BONDS (Cost $410,182)		423,814
Cash Equivalents - 1.4%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.07%, dated 12/31/02 due 1/2/03) (Cost $748,000)	$ 748,044	748,000
TOTAL INVESTMENT PORTFOLIO - 106.2% (Cost $60,692,657)		57,873,779
NET OTHER ASSETS - (6.2)%		(3,404,079)
NET ASSETS - 100%	$ 54,469,700
Security Type Abbreviation
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $71,827,230 and $11,458,281, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,234 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows (unaudited):
United States of America	87.5%
Japan	5.1
Bermuda	4.3
Taiwan	2.1
Others (individually less than 1%)	1.0
100.0%
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $1,000 all of which will expire on December 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Value Strategies Portfolio

Fidelity Variable Insurance Products: Value Strategies Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $748,000) (cost $60,692,657) - See accompanying schedule		$ 57,873,779
Cash		52,429
Foreign currency held at value (cost $55)		56
Receivable for investments sold		710,955
Receivable for fund shares sold		302,459
Dividends receivable		27,657
Interest receivable		5,332
Receivable from investment adviser for expense reductions		1,724
Other receivables		3,331
Total assets		58,977,722

Liabilities
Payable for investments purchased
Regular delivery	$ 1,232,776
Delayed delivery	150,707
Payable for fund shares redeemed	3,052,286
Accrued management fee	27,635
Distribution fees payable	10,202
Other payables and accrued expenses	34,416
Total liabilities		4,508,022

Net Assets		$ 54,469,700
Net Assets consist of:
Paid in capital		$ 57,714,067
Undistributed net investment income		18,306
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(443,935)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,818,738)
Net Assets		$ 54,469,700
Initial Class: Net Asset Value, offering price and redemption price per share ($1,191,238 ÷ 150,650 shares)		$ 7.91

Service Class: Net Asset Value, offering price and redemption price per share ($9,773,640 ÷ 1,236,952 shares)		$ 7.90

Service Class 2: Net Asset Value, offering price and redemption price per share ($43,504,822 ÷ 5,475,293 shares)		$ 7.95

Statement of Operations

	February 20, 2002 (commencement of operations) to December 31, 2002

Investment Income
Dividends		$ 129,949
Interest		46,186
Total income		176,135

Expenses
Management fee	$ 95,326
Transfer agent fees	15,679
Distribution fees	33,163
Accounting fees and expenses	51,880
Non-interested trustees' compensation	45
Custodian fees and expenses	33,029
Audit	22,035
Legal	31
Reports to shareholders	13,766
Miscellaneous	90
Total expenses before reductions	265,044
Expense reductions	(76,989)	188,055
Net investment income (loss)		(11,920)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(444,074)
Foreign currency transactions	1,363
Total net realized gain (loss)		(442,711)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,818,878)
Assets and liabilities in foreign currencies	140
Total change in net unrealized appreciation (depreciation)		(2,818,738)
Net gain (loss)		(3,261,449)
Net increase (decrease) in net assets resulting from operations		$ (3,273,369)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Value Strategies Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	February 20, 2002 (commencement of operations) to December 31, 2002
Operations
Net investment income (loss)	$ (11,920)
Net realized gain (loss)	(442,711)
Change in net unrealized appreciation (depreciation)	(2,818,738)
Net increase (decrease) in net assets resulting from operations	(3,273,369)
Share transactions - net increase (decrease)	57,743,069
Total increase (decrease) in net assets	54,469,700

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $17,082)	$ 54,469,700
Other Information:	February 20, 2002 (commencement of operations) to
Share Transactions	December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	150,919	2,908,629	5,628,326
Redeemed	(269)	(1,671,677)	(153,033)
Net increase (decrease)	150,650	1,236,952	5,475,293

Dollars Sold	$ 1,507,905	$ 25,196,970	$ 46,032,283
Redeemed	(2,188)	(13,786,884)	(1,205,017)
Net increase (decrease)	$ 1,505,717	$ 11,410,086	$ 44,827,266

See accompanying notes which are an integral part of the financial statements.

Value Strategies Portfolio

Financial Highlights - Initial Class

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01
Net realized and unrealized gain (loss)	(2.10)
Total from investment operations	(2.09)
Net asset value, end of period	$ 7.91
Total Return B, C, D	(20.90)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.43% A
Expenses net of voluntary waivers, if any	1.00% A
Expenses net of all reductions	.95% A
Net investment income (loss)	.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,191
Portfolio turnover rate	65%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period February 20, 2002 (commencement of operations) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.00
Net realized and unrealized gain (loss)	(2.10)
Total from investment operations	(2.10)
Net asset value, end of period	$ 7.90
Total Return B, C, D	(21.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.52% A
Expenses net of voluntary waivers, if any	1.10% A
Expenses net of all reductions	1.05% A
Net investment income (loss)	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,774
Portfolio turnover rate	65%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period February 20, 2002 (commencement of operations) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	(2.04)
Total from investment operations	(2.05)
Net asset value, end of period	$ 7.95
Total Return B, C, D	(20.50)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.68% A
Expenses net of voluntary waivers, if any	1.25% A
Expenses net of all reductions	1.21% A
Net investment income (loss)	(.12)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,505
Portfolio turnover rate	65%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period February 20, 2002 (commencement of operations) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Value Strategies Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Value Strategies Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity® Variable Insurance Products: Value Strategies Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,903,454	|
Unrealized depreciation	(6,147,129)
Net unrealized appreciation (depreciation)	$ (3,243,675)
Capital loss carryforward	$ (687)
Cost for federal income tax purposes	$ 61,117,454

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 3,652	|
Service Class 2	29,511
	$ 33,163

Value Strategies Portfolio

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 1,197	|
Service Class	2,984
Service Class 2	11,498
	$ 15,679

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Initial Class	1.00%	$ 5,050
Service Class	1.10%	14,583
Service Class 2	1.25%	49,958
		$ 69,591

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $7,270 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $128.

7. Other Information.

At the end of the period, two unaffiliated insurance companies were the owners of record of 87% of the total outstanding shares of the fund.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund III and Shareholders of Value Strategies Portfolio:

We have audited the accompanying statement of assets and liabilities of Value Strategies Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the portfolio of investments, as of December 31, 2002, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from February 20, 2002 (commencement of operations) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Strategies Portfolio as of December 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Value Strategies (2002). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1994

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1994

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1994

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1994

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1994

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Value Strategies. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Harris B. Leviton (41)

Year of Election or Appointment: 2002

Vice President of VIP Value Strategies and another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Leviton managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 2002

Secretary of VIP Value Strategies. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Value Strategies. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Value Strategies. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Value Strategies. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Value Strategies. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Value Strategies. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Value Strategies. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Value Strategies Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	3,016,737,746.18	90.176
Against	103,338,598.78	3.089
Abstain	225,319,688.65	6.735
TOTAL	3,345,396,033.61	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	2,957,777,654.30	88.413
Against	157,604,477.15	4.711
Abstain	230,013,902.16	6.876
TOTAL	3,345,396,033.61	100.00
PROPOSAL 3
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,208,240,398.36	95.900
Withheld	137,155,635.25	4.100
TOTAL	3,345,396,033.61	100.00
Ralph F. Cox
Affirmative	3,203,268,840.31	95.752
Withheld	142,127,193.30	4.248
TOTAL	3,345,396,033.61	100.00
Phyllis Burke Davis
Affirmative	3,204,055,758.47	95.775
Withheld	141,340,275.14	4.225
TOTAL	3,345,396,033.61	100.00
Robert M. Gates
Affirmative	3,208,455,704.41	95.907
Withheld	136,940,329.20	4.093
TOTAL	3,345,396,033.61	100.00
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	3,204,790,536.75	95.797
Withheld	140,605,496.86	4.203
TOTAL	3,345,396,033.61	100.00
Edward C. Johnson 3d
Affirmative	3,204,067,467.04	95.775
Withheld	141,328,566.57	4.225
TOTAL	3,345,396,033.61	100.00
Donald J. Kirk
Affirmative	3,208,293,679.07	95.902
Withheld	137,102,354.54	4.098
TOTAL	3,345,396,033.61	100.00
Marie L. Knowles
Affirmative	3,209,981,465.59	95.952
Withheld	135,414,568.02	4.048
TOTAL	3,345,396,033.61	100.00
Ned C. Lautenbach
Affirmative	3,210,582,803.06	95.970
Withheld	134,813,230.55	4.030
TOTAL	3,345,396,033.61	100.00
Peter S. Lynch
Affirmative	3,212,042,077.76	96.014
Withheld	133,353,955.85	3.986
TOTAL	3,345,396,033.61	100.00
Marvin L. Mann
Affirmative	3,207,455,151.63	95.877
Withheld	137,940,881.98	4.123
TOTAL	3,345,396,033.61	100.00
William O. McCoy
Affirmative	3,206,906,756.74	95.860
Withheld	138,489,276.87	4.140
TOTAL	3,345,396,033.61	100.00
William S. Stavropoulos
Affirmative	3,208,142,406.18	95.897
Withheld	137,253,627.43	4.103
TOTAL	3,345,396,033.61	100.00
*Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Value Strategies Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPVS-ANN-0203 338741
1.781994.100

Fidelity® Variable Insurance Products
Initial Class

Asset Manager: Growth® Portfolio

Balanced Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Investment Grade Bond Portfolio

Mid Cap Portfolio

Money Market Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Asset Manager: Growth Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Balanced Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Growth & Income Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Growth Opportunities Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Investment Grade Bond Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Mid Cap Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Money Market Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch US High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Asset Mgr: Growth - Initial Class	-15.53%	-1.49%	6.97%
Fidelity Asset Manager: Growth Composite	-13.35%	2.07%	9.49%
S&P 500 ®	-22.10%	-0.59%	10.31%
LB Aggregate Bond	10.26%	7.54%	8.64%
LB 3 Month T-Bill	1.78%	4.52%	4.94%
Variable Annuity Flexible Portfolio Funds Average	-10.32%	1.66%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager: Growth Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.** You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset Manager: Growth® Portfolio - Initial Class on January 31, 1995, shortly after the fund started. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Asset Manager: Growth Composite Index, the S&P® Index and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with Richard Habermann (right) and Ford O'Neil (left), Co-managers of Asset Manager: Growth Portfolio

Q. How did the fund perform, Dick?

D.H. For the year ending December 31, 2002, the fund trailed both the Fidelity Asset Manager: Growth Composite Index and the Lipper Inc. variable annuity flexible portfolio funds average, which fell 13.35% and 10.32%, respectively.

Q. What affected fund results?

D.H. My asset allocation decisions drove performance. I stayed close to a 70% neutral weighting in equities during the first nine months of the year, given my concerns about business fundamentals and corporate governance issues. Being more cautious on stocks helped as share prices steadily eroded during the spring and summer. Consistent with this cautious stance, I became more heavily weighted in bonds during this time. However, our emphasis on high-yield securities hurt versus the benchmarks. High-yield bonds suffered from widespread credit-quality downgrades and an influx of supply from fallen investment-grade issuers. Despite good credit analysis and reducing the high-yield weighting as market conditions soured, we still lost ground to the all-investment-grade bond allocation in the composite index, which was helped by the flight to quality in Treasuries. We recouped some losses during the fourth quarter when high-yield bonds rebounded on improved demand for riskier assets. Further, we benefited from overweighting stocks as they rallied and then trimming them - largely due to valuation concerns - before the market rolled back over in December.

Q. What drove the fund's equity holdings?

D.H. It was a very challenging year, one where nearly every major equity market sector posted double-digit declines and the Standard & Poor's 500 Index was off 22.10%. Despite some early period weakness, Charles Mangum - who became equity manager in February - worked hard to get back close to even with the index, which he accomplished mainly through strong sector selection. Underweighting technology hardware stocks worked for much of the period, as such stocks as IBM and Intel struggled with high valuations and weak capital spending. Avoiding many of the land mines within the sector also contributed, as did an investment in Dell, which bucked the downtrend. Owning the right telecommunication services stocks also was key, as we avoided the WorldCom disaster and overweighted Qwest Communications and Verizon, both of which snapped back sharply in the fourth quarter. Elsewhere, Cardinal Health boosted returns in health care services, while several of our consumer-related holdings - including Coca-Cola and Alberto-Culver - and diversified financials fared well due to their defensive nature. However, we suffered somewhat from becoming prematurely aggressive during the spring, leaving us without exposure to such solid consumer names as Proctor & Gamble and Anheuser-Busch. Another drag was the fund's stake in pharmaceutical stocks Bristol-Myers Squibb and Schering-Plough, which fell in part due to drug-approval delays. Finally, the fund held a couple of stocks badly hurt by accounting issues, which Charles sold soon after taking over the equity subportfolio, avoiding further damage.

Q. Ford, how did the fixed-income portion of the fund do?

F.O. A favorable interest rate backdrop, spurred by sluggish economic growth, weak corporate profits and slumping stock prices, resulted in strong absolute returns for our investment-grade holdings, which also soundly beat their index. I focused on high-quality mortgage securities with some prepayment protection, which sheltered us from another big refinancing wave, and whose higher yields helped offset the sharp rally in government bonds. We also benefited from missing several prominent corporate issuers that stumbled, while adding exposure to beaten-down BBB-rated bonds that rebounded toward period end. Though they lagged the returns of investment-grade bonds, the fund's high-yield holdings also had a positive return and beat their benchmark. Managed by Mark Notkin, the high-yield subportfolio avoided most major defaults and credit downgrades. It further benefited from Mark's strong security selection, particularly in telecom, as well as his emphasis on higher-rated bonds, which provided a lot of cushion in a difficult environment. Finally, the strategic cash portion of the fund - managed by John Todd - had fairly steady returns to help offset equity market volatility.

Q. What's your outlook, Ford?

F.O. Despite some improvement of late, market sentiment is likely to remain fragile until economic, geopolitical and corporate uncertainty subsides. This uncertainty has led to relatively wide corporate yield spreads and poor equity performance. Since we believe the economy and corporate earnings will improve over the next 12 months - spurred by substantial monetary and fiscal stimulus - we feel the stage is set for high-yield securities to outperform investment-grade bonds and cash. While we're still cautious on equities at period end, there may be opportunities to take advantage of market volatility.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: maximize total return over the long term by allocating assets among stocks, bonds and short-term instruments and other investments

Start date: January 3, 1995

Size: as of December 31, 2002, more than
$294 million

Manager: Richard Habermann and Ford O'Neil, since 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Cardinal Health, Inc.	5.0
Clear Channel Communications, Inc.	4.1
American International Group, Inc.	3.6
General Electric Co.	3.4
Fannie Mae	3.2
19.3
Top Five Market Sectors as of December 31, 2002
(stocks only)	% of fund's net assets
Financials	16.2
Health Care	13.3
Consumer Discretionary	8.9
Industrials	6.3
Information Technology	6.0
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stock Class and Equity Futures	68.8%
Bond Class	26.3%
Short-Term Class	4.9%
* Foreign investments	3.1%

Asset allocation in the pie chart reflects the categorization of assets as defined in the fund's prospectus. Financial Statement categorization conforms to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 67.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.1%
Dana Corp.	21,100	$ 248,136
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	67,700	1,088,616
Household Durables - 0.1%
Leggett & Platt, Inc.	10,100	226,644
Media - 6.0%
AOL Time Warner, Inc. (a)	377,300	4,942,630
Clear Channel Communications, Inc. (a)	323,500	12,063,315
Comcast Corp. Class A (a)	28,176	664,108
		17,670,053
Multiline Retail - 0.2%
Target Corp.	20,400	612,000
Specialty Retail - 2.1%
Home Depot, Inc.	199,200	4,772,832
Lowe's Companies, Inc.	30,900	1,158,750
Office Depot, Inc. (a)	15,200	224,352
		6,155,934
TOTAL CONSUMER DISCRETIONARY		26,001,383
CONSUMER STAPLES - 5.6%
Beverages - 1.6%
PepsiCo, Inc.	62,300	2,630,306
The Coca-Cola Co.	45,500	1,993,810
		4,624,116
Food & Drug Retailing - 1.5%
CVS Corp.	128,600	3,211,142
Safeway, Inc. (a)	51,500	1,203,040
		4,414,182
Food Products - 0.1%
Fresh Del Monte Produce, Inc.	4,200	79,422
McCormick & Co., Inc. (non-vtg.)	4,500	104,400
		183,822
Personal Products - 1.1%
Alberto-Culver Co.:
Class A	35,900	1,744,381
Class B	21,800	1,098,720
Gillette Co.	15,000	455,400
		3,298,501
Tobacco - 1.3%
Philip Morris Companies, Inc.	98,100	3,975,993
TOTAL CONSUMER STAPLES		16,496,614
ENERGY - 5.0%
Energy Equipment & Services - 1.0%
Cooper Cameron Corp. (a)	5,400	269,028
Diamond Offshore Drilling, Inc.	17,100	373,635
ENSCO International, Inc.	8,700	256,215

	Shares	Value (Note 1)
GlobalSantaFe Corp.	25,000	$ 608,000
Halliburton Co.	10,200	190,842
National-Oilwell, Inc. (a)	16,900	369,096
Pride International, Inc. (a)	2,400	35,760
Rowan Companies, Inc.	4,200	95,340
Transocean, Inc.	27,000	626,400
		2,824,316
Oil & Gas - 4.0%
ChevronTexaco Corp.	44,900	2,984,952
ConocoPhillips	122,653	5,935,179
Exxon Mobil Corp.	86,500	3,022,310
		11,942,441
TOTAL ENERGY		14,766,757
FINANCIALS - 16.0%
Banks - 2.3%
Bank of America Corp.	19,700	1,370,529
Bank One Corp.	28,100	1,027,055
Comerica, Inc.	4,100	177,284
FleetBoston Financial Corp.	77,100	1,873,530
Synovus Financial Corp.	28,200	547,080
Wachovia Corp.	46,337	1,688,520
		6,683,998
Diversified Financials - 9.2%
Citigroup, Inc.	229,400	8,072,586
Fannie Mae	144,400	9,289,252
Merrill Lynch & Co., Inc.	142,100	5,392,695
Morgan Stanley	113,200	4,518,944
		27,273,477
Insurance - 4.5%
Allmerica Financial Corp. (a)	31,800	321,180
Allstate Corp.	11,200	414,288
American International Group, Inc.	180,700	10,453,495
Hartford Financial Services Group, Inc.	35,500	1,612,765
Travelers Property Casualty Corp.:
Class A	9,803	143,614
Class B (a)	20,140	295,051
		13,240,393
TOTAL FINANCIALS		47,197,868
HEALTH CARE - 13.2%
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	76,400	2,139,200
Health Care Providers & Services - 5.1%
Cardinal Health, Inc.	247,050	14,622,877
HCA, Inc.	9,800	406,700
		15,029,577
Pharmaceuticals - 7.4%
Bristol-Myers Squibb Co.	66,100	1,530,215
Merck & Co., Inc.	139,400	7,891,434
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	212,000	$ 6,480,840
Pharmacia Corp.	19,900	831,820
Recordati Spa	5,813	94,353
Schering-Plough Corp.	170,200	3,778,440
Wyeth	28,000	1,047,200
		21,654,302
TOTAL HEALTH CARE		38,823,079
INDUSTRIALS - 6.3%
Airlines - 0.1%
Delta Air Lines, Inc.	12,900	156,090
Commercial Services & Supplies - 0.8%
Aramark Corp. Class B	2,100	49,350
ChoicePoint, Inc. (a)	16,300	643,687
First Data Corp.	39,600	1,402,236
Sabre Holdings Corp. Class A (a)	12,300	222,753
		2,318,026
Industrial Conglomerates - 4.7%
General Electric Co.	403,500	9,825,225
Tyco International Ltd.	228,700	3,906,196
		13,731,421
Machinery - 0.4%
Ingersoll-Rand Co. Ltd. Class A	28,900	1,244,434
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.	5,000	130,050
CSX Corp.	5,600	158,536
Norfolk Southern Corp.	25,600	511,744
Union Pacific Corp.	2,900	173,623
		973,953
TOTAL INDUSTRIALS		18,423,924
INFORMATION TECHNOLOGY - 6.0%
Communications Equipment - 0.8%
CIENA Corp. (a)	58,000	298,120
Cisco Systems, Inc. (a)	46,291	606,412
Comverse Technology, Inc. (a)	40,900	409,818
Motorola, Inc.	123,800	1,070,870
Polycom, Inc. (a)	12,800	121,856
		2,507,076
Computers & Peripherals - 1.9%
Dell Computer Corp. (a)	81,500	2,179,310
EMC Corp. (a)	95,000	583,300
Hewlett-Packard Co.	95,800	1,663,088
Sun Microsystems, Inc. (a)	345,000	1,072,950
		5,498,648

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.2%
Solectron Corp. (a)	143,400	$ 509,070
Thermo Electron Corp. (a)	10,700	215,284
		724,354
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	10,000	163,500
Semiconductor Equipment & Products - 1.7%
Altera Corp. (a)	24,100	297,153
Analog Devices, Inc. (a)	27,300	651,651
Applied Materials, Inc. (a)	19,800	257,994
Atmel Corp. (a)	40,000	89,200
Intel Corp.	50,100	780,057
KLA-Tencor Corp. (a)	15,600	551,772
LAM Research Corp. (a)	27,400	295,920
Lattice Semiconductor Corp. (a)	17,100	149,967
Linear Technology Corp.	12,800	329,216
Micron Technology, Inc. (a)	32,000	311,680
Novellus Systems, Inc. (a)	10,600	297,648
Semtech Corp. (a)	12,600	137,592
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	47,300	333,465
United Microelectronics Corp. sponsored ADR (a)	97,980	329,213
Xilinx, Inc. (a)	14,300	294,580
		5,107,108
Software - 1.3%
Activision, Inc. (a)	14,900	217,391
Adobe Systems, Inc.	7,600	188,488
Computer Associates International, Inc.	19,200	259,200
Microsoft Corp. (a)	48,500	2,507,450
Network Associates, Inc. (a)	2,100	33,789
VERITAS Software Corp. (a)	31,300	488,906
		3,695,224
TOTAL INFORMATION TECHNOLOGY		17,695,910
MATERIALS - 0.7%
Chemicals - 0.1%
Dow Chemical Co.	7,700	228,690
Metals & Mining - 0.6%
Alcoa, Inc.	62,500	1,423,750
Ryerson Tull, Inc.	51,900	316,590
		1,740,340
Paper & Forest Products - 0.0%
Bowater, Inc.	4,100	171,995
TOTAL MATERIALS		2,141,025
TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 4.6%
AT&T Corp.	6,820	178,070
BellSouth Corp.	91,800	2,374,866
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
McCaw International Ltd. warrants 4/16/07 (a)(e)	910	$ 0
NTL, Inc. warrants 10/14/08 (a)	427	4
Ono Finance PLC rights 5/31/09 (a)(e)	310	3
Qwest Communications International, Inc. (a)	348,500	1,742,500
SBC Communications, Inc.	136,600	3,703,226
Verizon Communications, Inc.	142,400	5,518,000
		13,516,669
UTILITIES - 1.2%
Electric Utilities - 1.1%
FirstEnergy Corp.	67,500	2,225,475
Southern Co.	29,700	843,183
Wisconsin Energy Corp.	8,200	206,640
		3,275,298
Gas Utilities - 0.1%
NiSource, Inc.	15,700	314,000
TOTAL UTILITIES		3,589,298
TOTAL COMMON STOCKS (Cost $235,251,330)		198,652,527
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Diversified Financials - 0.1%
AES Trust VII $3.00	33,600	447,014
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (e)	530	398
TOTAL CONVERTIBLE PREFERRED STOCKS		447,412
Nonconvertible Preferred Stocks - 0.5%
FINANCIALS - 0.1%
Insurance - 0.1%
American Annuity Group Capital Trust II $88.75	160	165,328
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	175	174,409

	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.0%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	1,273	$ 114,570
Wireless Telecommunication Services - 0.3%
Crown Castle International Corp. $127.50 pay-in-kind	16	11,040
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	1,047	921,360
		932,400
TOTAL TELECOMMUNICATION SERVICES		1,046,970
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,386,707
TOTAL PREFERRED STOCKS (Cost $2,818,197)		1,834,119
Corporate Bonds - 21.1%
	Principal Amount
Convertible Bonds - 1.9%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (e)	$ 270,000	340,430
FINANCIALS - 0.1%
Diversified Financials - 0.1%
IOS Capital LLC 5% 5/1/07 (e)	205,000	179,539
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Total Renal Care Holdings:
7% 5/15/09 (e)	200,000	198,875
7% 5/15/09	210,000	208,819
		407,694
INFORMATION TECHNOLOGY - 1.6%
Communications Equipment - 0.5%
Brocade Communications Systems, Inc. 2% 1/1/07	290,000	203,110
CIENA Corp. 3.75% 2/1/08	520,000	358,800
Juniper Networks, Inc. 4.75% 3/15/07	1,270,000	986,727
		1,548,637
Electronic Equipment & Instruments - 0.7%
Celestica, Inc. liquid yield option note 0% 8/1/20	1,325,000	607,844
Sanmina-SCI Corp.:
0% 9/12/20	795,000	323,963
4.25% 5/1/04	940,000	901,272
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Solectron Corp. liquid yield option note:
0% 5/8/20	$ 75,000	$ 45,938
0% 11/20/20	420,000	206,850
		2,085,867
Semiconductor Equipment & Products - 0.4%
Agere Systems, Inc. 6.5% 12/15/09	270,000	218,384
ASML Holding NV 4.25% 11/30/04 (e)	200,000	171,250
Vitesse Semiconductor Corp. 4% 3/15/05	800,000	632,000
		1,021,634
TOTAL INFORMATION TECHNOLOGY		4,656,138
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc. 5.25% 1/15/10	115,000	82,662
TOTAL CONVERTIBLE BONDS		5,666,463
Nonconvertible Bonds - 19.2%
CONSUMER DISCRETIONARY - 5.1%
Auto Components - 0.3%
Arvin Industries, Inc. 6.75% 3/15/08	100,000	96,250
ArvinMeritor, Inc. 8.75% 3/1/12	155,000	158,875
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	50,000	55,587
Dana Corp. 10.125% 3/15/10	340,000	343,400
Dura Operating Corp. 8.625% 4/15/12	140,000	141,400
Stoneridge, Inc. 11.5% 5/1/12	10,000	9,550
		805,062
Hotels, Restaurants & Leisure - 1.7%
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	120,000	128,100
Domino's, Inc. 10.375% 1/15/09	150,000	162,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	520,000	540,800
Hilton Hotels Corp.:
7.625% 12/1/12	150,000	149,250
8.25% 2/15/11	195,000	201,825

	Principal Amount	Value (Note 1)
Horseshoe Gaming LLC 8.625% 5/15/09	$ 515,000	$ 543,325
International Game Technology 8.375% 5/15/09	120,000	132,600
MGM Mirage, Inc. 8.5% 9/15/10	175,000	192,500
Penn National Gaming, Inc. 8.875% 3/15/10	390,000	397,800
Station Casinos, Inc. 8.375% 2/15/08	760,000	805,600
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	360,000	368,100
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	80,000	85,200
8.875% 4/15/11	510,000	553,350
Wheeling Island Gaming, Inc. 10.125% 12/15/09	310,000	310,775
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	290,000	291,450
		4,862,675
Household Durables - 0.4%
Beazer Homes USA, Inc.:
8.625% 5/15/11	250,000	257,500
8.875% 4/1/08	55,000	56,925
Champion Home Builders Co. 11.25% 4/15/07	85,000	70,975
D.R. Horton, Inc. 8% 2/1/09	200,000	200,000
KB Home 8.625% 12/15/08	180,000	188,100
Lennar Corp. 7.625% 3/1/09	150,000	155,250
Ryland Group, Inc. 9.125% 6/15/11	220,000	233,200
Standard Pacific Corp. 9.25% 4/15/12	120,000	116,400
		1,278,350
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	330,000	336,600
Media - 2.6%
AMC Entertainment, Inc.:
9.5% 2/1/11	195,000	192,075
9.875% 2/1/12	130,000	128,050
American Media Operations, Inc. 10.25% 5/1/09	270,000	278,775
AOL Time Warner, Inc. 5.625% 5/1/05	100,000	102,259
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	$ 110,000	$ 118,800
Chancellor Media Corp. 8% 11/1/08	210,000	226,800
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (d)	110,000	31,900
0% 4/1/11 (d)	580,000	200,100
0% 5/15/11 (d)	230,000	57,500
10% 4/1/09	425,000	187,000
10.75% 10/1/09	385,000	169,400
Corus Entertainment, Inc. 8.75% 3/1/12	490,000	519,400
CSC Holdings, Inc.:
7.625% 4/1/11	400,000	377,000
7.625% 7/15/18	90,000	79,200
7.875% 2/15/18	35,000	30,800
EchoStar DBS Corp.:
9.125% 1/15/09	400,000	419,000
9.375% 2/1/09	770,000	808,500
10.375% 10/1/07	345,000	369,150
Entravision Communications Corp. 8.125% 3/15/09	370,000	388,500
Lamar Media Corp.:
7.25% 1/1/13 (e)	80,000	81,000
8.625% 9/15/07	30,000	31,388
LBI Media, Inc. 10.125% 7/15/12 (e)	240,000	250,800
News America Holdings, Inc. 7.75% 12/1/45	100,000	98,278
Nextmedia Operating, Inc. 10.75% 7/1/11	210,000	220,500
PanAmSat Corp.:
6.125% 1/15/05	150,000	146,250
6.375% 1/15/08	230,000	220,800
Penton Media, Inc. 11.875% 10/1/07	145,000	120,350
Quebecor Media, Inc. 11.125% 7/15/11	10,000	9,200
Radio One, Inc. 8.875% 7/1/11	605,000	648,863
Regal Cinemas Corp. 9.375% 2/1/12	335,000	355,100
TCI Communications, Inc. 9.8% 2/1/12	150,000	180,303
Telewest PLC yankee:
9.625% 10/1/06 (c)	565,000	101,700

	Principal Amount	Value (Note 1)
11% 10/1/07 (c)	$ 355,000	$ 65,675
Yell Finance BV 10.75% 8/1/11	375,000	412,500
		7,626,916
Specialty Retail - 0.0%
Hollywood Entertainment Corp. 9.625% 3/15/11	70,000	70,700
TOTAL CONSUMER DISCRETIONARY		14,980,303
CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Constellation Brands, Inc. 8.125% 1/15/12	205,000	212,175
Food & Drug Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	65,000	71,250
Rite Aid Corp.:
6.125% 12/15/08 (e)	225,000	166,500
7.125% 1/15/07	65,000	53,950
		291,700
Food Products - 0.5%
Chiquita Brands International, Inc. 10.56% 3/15/09	130,000	132,600
Corn Products International, Inc.:
8.25% 7/15/07	335,000	336,675
8.45% 8/15/09	30,000	30,225
Dean Foods Co.:
6.625% 5/15/09	50,000	49,500
6.9% 10/15/17	40,000	36,400
8.15% 8/1/07	331,000	346,723
Del Monte Corp.:
8.625% 12/15/12 (e)	190,000	193,800
9.25% 5/15/11	70,000	72,800
Dole Food Co., Inc. 7.25% 5/1/09	180,000	172,800
Michael Foods, Inc. 11.75% 4/1/11	20,000	22,200
		1,393,723
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07	60,000	56,400
Personal Products - 0.2%
Revlon Consumer Products Corp. 12% 12/1/05	560,000	537,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.0%
Philip Morris Companies, Inc. 7% 7/15/05	$ 70,000	$ 76,032
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	30,000	31,300
		107,332
TOTAL CONSUMER STAPLES		2,598,930
ENERGY - 1.2%
Energy Equipment & Services - 0.2%
DI Industries, Inc. 8.875% 7/1/07	230,000	235,750
Grant Prideco, Inc.:
9% 12/15/09 (e)	50,000	52,250
9.625% 12/1/07	210,000	222,600
Key Energy Services, Inc. 8.375% 3/1/08	100,000	104,750
		615,350
Oil & Gas - 1.0%
Chesapeake Energy Corp.:
8.125% 4/1/11	195,000	200,850
8.5% 3/15/12	175,000	181,125
Encore Acquisition Co. 8.375% 6/15/12 (e)	245,000	254,800
Forest Oil Corp. 8% 12/15/11	120,000	126,300
Pemex Project Funding Master Trust 7.875% 2/1/09 (e)	100,000	107,500
Petro-Canada yankee 7% 11/15/28	50,000	51,278
Plains All American Pipeline LP 7.75% 10/15/12 (e)	120,000	124,200
Plains Exploration & Production Co. LP 8.75% 7/1/12 (e)	390,000	403,650
Teekay Shipping Corp. 8.875% 7/15/11	625,000	640,625
The Coastal Corp.:
6.2% 5/15/04	80,000	68,800
6.5% 5/15/06	130,000	105,300
6.95% 6/1/28	15,000	9,600
7.5% 8/15/06	75,000	61,500
7.75% 6/15/10	260,000	204,100
7.75% 10/15/35	15,000	9,900
7.75% 10/15/35	125,000	82,500
9.625% 5/15/12	65,000	52,650

	Principal Amount	Value (Note 1)
Valero Energy Corp. 6.875% 4/15/12	$ 25,000	$ 26,035
Vintage Petroleum, Inc. 8.25% 5/1/12	230,000	238,050
		2,948,763
TOTAL ENERGY		3,564,113
FINANCIALS - 2.3%
Banks - 0.1%
BankBoston Corp. 6.625% 2/1/04	20,000	20,841
Fleet Financial Group, Inc. 7.125% 4/15/06	40,000	44,306
MBNA America Bank NA 6.625% 6/15/12	30,000	30,579
MBNA Corp. 7.5% 3/15/12	45,000	48,379
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (h)	50,000	57,871
7.816% 11/29/49	100,000	112,848
		314,824
Diversified Financials - 1.9%
AES Drax Holdings Ltd. 10.41% 12/31/20	270,000	151,200
Ahmanson Capital Trust I 8.36% 12/1/26 (e)	25,000	27,406
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	70,000	51,100
American General Finance Corp. 5.875% 7/14/06	100,000	107,646
Amvescap PLC yankee 5.9% 1/15/07	25,000	26,521
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	130,000	134,875
Capital One Financial Corp. 7.125% 8/1/08	100,000	92,609
Chukchansi Economic Development Authority 14.5% 6/15/09 (e)	125,000	125,625
CIT Group, Inc. 7.75% 4/2/12	30,000	33,695
Citigroup, Inc. 5.625% 8/27/12	70,000	73,604
Continental Airlines, Inc. pass thru trust certificates 6.795% 8/2/18	177,552	115,409
Countrywide Home Loans, Inc. 5.5% 8/1/06	80,000	85,064
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	20,000	21,375
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	$ 20,000	$ 19,979
7.57% 11/18/10	35,000	34,964
7.779% 11/18/05	25,000	20,000
7.92% 5/18/12	245,000	204,298
10.06% 1/2/16	80,000	64,000
Details Capital Corp. 12.5% 11/15/07	85,000	79,900
Deutsche Telekom International Finance BV:
8.25% 6/15/05	50,000	54,670
8.75% 6/15/30	50,000	57,758
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	215,000	197,800
10.625% 12/1/12 (e)	60,000	61,500
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	30,000	31,500
Ford Motor Credit Co. 7.5% 3/15/05	140,000	142,837
General Electric Capital Corp. 6% 6/15/12	65,000	70,179
General Motors Acceptance Corp.:
6.75% 1/15/06	40,000	41,425
6.875% 9/15/11	60,000	59,836
Goldman Sachs Group, Inc. 6.6% 1/15/12	125,000	138,124
Household Finance Corp.:
6.375% 10/15/11	15,000	15,683
6.5% 1/24/06	40,000	42,597
7% 5/15/12	5,000	5,476
J.P. Morgan Chase & Co. 5.35% 3/1/07	50,000	52,890
Lehman Brothers Holdings, Inc. 6.25% 5/15/06	50,000	54,667
Merrill Lynch & Co., Inc. 4% 11/15/07	100,000	101,020
Morgan Stanley 6.6% 4/1/12	40,000	44,333
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	80,000	84,088
NiSource Finance Corp. 7.875% 11/15/10	80,000	87,922
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	100,100	85,718

	Principal Amount	Value (Note 1)
7.248% 7/2/14	$ 128,720	$ 64,360
7.575% 3/1/19	82,320	78,204
7.691% 4/1/17	20,000	16,000
7.95% 9/1/16	19,053	15,242
8.304% 9/1/10	108,557	75,990
Petronas Capital Ltd. 7% 5/22/12 (e)	80,000	87,950
PTC International Finance BV yankee 10.75% 7/1/07	161,000	167,440
PTC International Finance II SA yankee 11.25% 12/1/09	345,000	365,700
Qwest Capital Funding, Inc.:
5.875% 8/3/04	150,000	129,000
7% 8/3/09	170,000	113,900
7.25% 2/15/11	440,000	290,400
7.625% 8/3/21	50,000	29,250
7.75% 8/15/06	130,000	93,600
7.9% 8/15/10	100,000	67,000
R. H. Donnelley Finance Corp. I 8.875% 12/15/10 (e)	80,000	85,600
SESI LLC 8.875% 5/15/11	30,000	30,600
Sprint Capital Corp. 6.875% 11/15/28	75,000	60,375
TXU Eastern Funding yankee 6.75% 5/15/09 (c)	120,000	11,400
U.S. Airways pass thru trust certificates 6.85% 7/30/19	59,124	47,299
U.S. West Capital Funding, Inc.:
6.25% 7/15/05	320,000	256,000
6.375% 7/15/08	75,000	48,000
6.5% 11/15/18	50,000	26,500
6.875% 7/15/28	535,000	304,950
Verizon Wireless Capital LLC 5.375% 12/15/06	50,000	52,234
		5,416,287
Insurance - 0.0%
MetLife, Inc. 5.375% 12/15/12	10,000	10,330
Principal Life Global Funding I 6.25% 2/15/12 (e)	25,000	26,500
		36,830
Real Estate - 0.3%
Boston Properties, Inc. 6.25% 1/15/13 (e)	30,000	30,462
CenterPoint Properties Trust 6.75% 4/1/05	100,000	107,618
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	320,000	330,400
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
Duke Realty LP New 6.875% 3/15/05	$ 100,000	$ 107,128
EOP Operating LP 7.75% 11/15/07	50,000	56,708
Regency Centers LP 6.75% 1/15/12	45,000	48,589
Senior Housing Properties Trust 8.625% 1/15/12	245,000	241,325
		922,230
TOTAL FINANCIALS		6,690,171
HEALTH CARE - 0.9%
Health Care Equipment & Supplies - 0.2%
ALARIS Medical Systems, Inc. 11.625% 12/1/06	245,000	275,625
Fisher Scientific International, Inc.:
8.125% 5/1/12	140,000	144,200
9% 2/1/08	30,000	31,275
		451,100
Health Care Providers & Services - 0.5%
Alderwoods Group, Inc. 11% 1/2/07	216,400	215,859
Fountain View, Inc. 11.25% 4/15/08 (c)	460,000	276,000
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11	30,000	28,800
PacifiCare Health Systems, Inc. 10.75% 6/1/09	235,000	250,863
Stewart Enterprises, Inc. 10.75% 7/1/08	110,000	121,550
Tenet Healthcare Corp.:
5.375% 11/15/06	35,000	31,850
6.375% 12/1/11	70,000	64,400
6.5% 6/1/12	85,000	78,625
Triad Hospitals, Inc. 8.75% 5/1/09	375,000	401,250
Unilab Corp. 12.75% 10/1/09	97,000	113,490
		1,582,687

	Principal Amount	Value (Note 1)
Pharmaceuticals - 0.2%
aaiPharma, Inc. 11% 4/1/10	$ 160,000	$ 160,000
Biovail Corp. yankee 7.875% 4/1/10	320,000	321,600
		481,600
TOTAL HEALTH CARE		2,515,387
INDUSTRIALS - 1.8%
Aerospace & Defense - 0.3%
Alliant Techsystems, Inc. 8.5% 5/15/11	395,000	426,600
BE Aerospace, Inc.:
8.875% 5/1/11	235,000	171,550
9.5% 11/1/08	25,000	19,250
Raytheon Co. 6.75% 8/15/07	125,000	138,609
Transdigm, Inc. 10.375% 12/1/08	220,000	221,100
		977,109
Airlines - 0.0%
Delta Air Lines, Inc.:
8.3% 12/15/29	140,000	77,000
8.54% 1/2/07	52,729	39,547
		116,547
Commercial Services & Supplies - 0.7%
Allied Waste North America, Inc.:
7.625% 1/1/06	495,000	495,000
7.875% 1/1/09	40,000	39,700
8.875% 4/1/08	390,000	397,800
American Color Graphics, Inc. 12.75% 8/1/05	210,000	207,900
Browning-Ferris Industries, Inc. 6.375% 1/15/08	220,000	194,700
Iron Mountain, Inc.:
8.25% 7/1/11	125,000	128,750
8.625% 4/1/13	10,000	10,450
JohnsonDiversey, Inc. 9.625% 5/15/12 (e)	295,000	309,750
Pierce Leahy Command Co. yankee 8.125% 5/15/08	55,000	56,238
World Color Press, Inc.:
7.75% 2/15/09	220,000	220,000
8.375% 11/15/08	30,000	30,450
		2,090,738
Industrial Conglomerates - 0.2%
Tyco International Group SA:
6.125% 11/1/08	15,000	14,025
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tyco International Group SA: - continued
yankee:
6.375% 10/15/11	$ 335,000	$ 313,225
6.75% 2/15/11	100,000	94,500
		421,750
Machinery - 0.1%
AGCO Corp. 9.5% 5/1/08	60,000	64,800
Cummins, Inc. 9.5% 12/1/10 (e)	80,000	84,800
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	55,000	56,100
		205,700
Marine - 0.1%
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	170,000	130,900
10.25% 11/15/06	320,000	201,600
		332,500
Road & Rail - 0.4%
Kansas City Southern Railway Co.:
7.5% 6/15/09	410,000	430,500
9.5% 10/1/08	40,000	43,900
TFM SA de CV yankee 11.75% 6/15/09	710,000	699,350
		1,173,750
TOTAL INDUSTRIALS		5,318,094
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.0%
L-3 Communications Corp.:
7.625% 6/15/12	55,000	56,925
8% 8/1/08	10,000	10,375
8.5% 5/15/08	20,000	20,800
Motorola, Inc. 8% 11/1/11	25,000	25,875
		113,975
Computers & Peripherals - 0.1%
Compaq Computer Corp. 7.65% 8/1/05	40,000	43,724
Hewlett-Packard Co. 6.5% 7/1/12	65,000	72,138
Seagate Technology HDD Holdings 8% 5/15/09 (e)	180,000	183,600
		299,462

	Principal Amount	Value (Note 1)
Electronic Equipment & Instruments - 0.2%
Flextronics International Ltd. yankee 9.875% 7/1/10	$ 260,000	$ 280,800
Sanmina-SCI Corp. 10.375% 1/15/10 (e)	140,000	141,400
		422,200
Semiconductor Equipment & Products - 0.3%
Fairchild Semiconductor Corp. 10.5% 2/1/09	80,000	86,800
Micron Technology, Inc. 6.5% 9/30/05 (i)	1,000,000	865,000
		951,800
TOTAL INFORMATION TECHNOLOGY		1,787,437
MATERIALS - 1.8%
Chemicals - 0.3%
Compass Minerals Group, Inc. 10% 8/15/11	250,000	273,750
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (e)	120,000	84,000
Huntsman International LLC 9.875% 3/1/09	275,000	281,875
Lyondell Chemical Co.:
9.5% 12/15/08	115,000	104,650
9.625% 5/1/07	115,000	109,538
9.875% 5/1/07	80,000	76,800
11.125% 7/15/12	60,000	58,500
		989,113
Containers & Packaging - 0.7%
BWAY Corp. 10% 10/15/10 (e)	60,000	62,250
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (e)	165,000	169,950
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (e)	145,000	146,813
8.875% 2/15/09	435,000	448,050
Owens-Illinois, Inc.:
7.15% 5/15/05	190,000	183,825
7.5% 5/15/10	70,000	64,575
7.8% 5/15/18	30,000	24,900
7.85% 5/15/04	170,000	166,175
8.1% 5/15/07	150,000	145,500
Packaging Corp. of America 9.625% 4/1/09	175,000	189,000
Riverwood International Corp. 10.625% 8/1/07	275,000	283,250
Sealed Air Corp. 6.95% 5/15/09 (e)	320,000	332,800
		2,217,088
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - 0.6%
Freeport-McMoRan Copper & Gold, Inc. 7.2% 11/15/26	$ 575,000	$ 560,625
Luscar Coal Ltd. 9.75% 10/15/11	200,000	215,000
P&L Coal Holdings Corp. 8.875% 5/15/08	300,000	315,000
Phelps Dodge Corp.:
8.75% 6/1/11	155,000	160,425
9.5% 6/1/31	240,000	243,600
Salt Holdings Corp., Inc. 0% 12/15/12 (d)(e)	230,000	124,200
Steel Dynamics, Inc. 9.5% 3/15/09	35,000	36,750
		1,655,600
Paper & Forest Products - 0.2%
Georgia-Pacific Corp.:
7.5% 5/15/06	30,000	28,200
8.125% 5/15/11	100,000	94,000
Norske Skog Canada Ltd. 8.625% 6/15/11	40,000	40,400
Stone Container Corp.:
8.375% 7/1/12	170,000	174,463
9.75% 2/1/11	205,000	219,350
Weyerhaeuser Co. 6.75% 3/15/12	25,000	27,258
		583,671
TOTAL MATERIALS		5,445,472
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 0.9%
AT&T Corp. 6.5% 3/15/13	95,000	95,297
Citizens Communications Co.:
8.5% 5/15/06	100,000	110,740
8.5% 5/15/06	70,000	77,518
Diamond Cable Communications PLC yankee:
10.75% 2/15/07 (c)	555,000	49,950
11.75% 12/15/05 (c)	345,000	31,050
France Telecom SA 9.25% 3/1/11	50,000	57,814
NTL Communications Corp.:
0% 10/1/08 (c)(d)	660,000	59,400
11.5% 10/1/08 (c)	390,000	35,100
NTL, Inc. 0% 4/1/08 (c)(d)	115,000	11,500

	Principal Amount	Value (Note 1)
Pacific Northwest Bell Telephone Co. 4.5% 4/1/03	$ 35,000	$ 32,375
Qwest Corp. 8.875% 3/15/12 (e)	310,000	300,700
Rogers Cantel, Inc. yankee 9.375% 6/1/08	170,000	159,800
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	55,000	58,232
Telefonos de Mexico SA de CV 8.25% 1/26/06	100,000	109,500
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (c)	5,000	113
Telewest Communications PLC yankee:
9.875% 2/1/10 (c)	185,000	33,300
11.25% 11/1/08 (c)	190,000	34,200
TELUS Corp. yankee 8% 6/1/11	100,000	96,000
Tritel PCS, Inc. 0% 5/15/09 (d)	374,000	349,690
U.S. West Communications:
7.2% 11/1/04	165,000	156,750
7.2% 11/10/26	55,000	42,900
7.25% 9/15/25	60,000	47,700
Verizon New York, Inc.:
6.875% 4/1/12	50,000	56,169
7.375% 4/1/32	25,000	28,909
WorldCom, Inc.:
7.5% 5/15/11 (c)	1,440,000	331,200
8.25% 5/15/31 (c)	435,000	100,050
		2,465,957
Wireless Telecommunication Services - 0.9%
American Tower Corp. 9.375% 2/1/09	190,000	150,100
AT&T Wireless Services, Inc.:
7.875% 3/1/11	25,000	25,125
8.75% 3/1/31	60,000	58,800
Crown Castle International Corp.:
9.5% 8/1/11	35,000	28,175
10.75% 8/1/11	110,000	95,700
Millicom International Cellular SA yankee 13.5% 6/1/06	220,000	105,600
Nextel Communications, Inc.:
0% 2/15/08 (d)	160,000	144,000
9.375% 11/15/09	40,000	36,200
9.5% 2/1/11	35,000	31,500
9.75% 10/31/07	1,125,000	1,029,375
Orange PLC yankee 9% 6/1/09	395,000	414,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Rogers Wireless, Inc. 9.625% 5/1/11	$ 320,000	$ 302,400
TeleCorp PCS, Inc.:
0% 4/15/09 (d)	245,000	229,075
10.625% 7/15/10	88,000	95,480
		2,746,280
TOTAL TELECOMMUNICATION SERVICES		5,212,237
UTILITIES - 2.8%
Electric Utilities - 1.6%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (e)	35,000	22,400
Avon Energy Partners Holdings 6.46% 3/4/08 (e)	130,000	113,100
CMS Energy Corp.:
7.5% 1/15/09	160,000	136,800
8.375% 7/1/03	305,000	297,375
8.9% 7/15/08	30,000	25,500
9.875% 10/15/07	265,000	241,150
Dominion Resources, Inc. 6.25% 6/30/12	35,000	37,023
Duke Capital Corp. 6.75% 2/15/32	5,000	3,913
Edison International 6.875% 9/15/04	390,000	364,650
FirstEnergy Corp. 6.45% 11/15/11	65,000	64,665
Illinois Power Co.:
7.5% 6/15/09	60,000	49,200
11.5% 12/15/10 (e)	140,000	135,100
Israel Electric Corp. Ltd. 7.75% 12/15/27 (e)	30,000	27,147
Nevada Power Co. 10.875% 10/15/09 (e)	90,000	90,000
Oncor Electric Delivery Co.:
7% 9/1/22 (e)	275,000	256,412
7.25% 1/15/33 (e)	125,000	127,688
Pacific Gas & Electric Co.:
6.75% 10/1/23	105,000	96,600
7.05% 3/1/24	55,000	51,150
9.625% 11/1/05 (e)	430,000	421,400
PSI Energy, Inc. 6.65% 6/15/06	75,000	80,547
Public Service Co. of Colorado 7.875% 10/1/12 (e)	25,000	27,907

	Principal Amount	Value (Note 1)
Reliant Energy Resources Corp.:
7.75% 2/15/11	$ 80,000	$ 67,200
8.125% 7/15/05	50,000	46,079
8.125% 7/15/05	410,000	377,851
Sierra Pacific Power Co. 8% 6/1/08	255,000	239,700
Southern California Edison Co.:
7.125% 7/15/25	20,000	18,550
7.25% 3/1/26	50,000	46,375
7.625% 1/15/10	120,000	112,800
8.95% 11/3/03	350,000	346,500
TECO Energy, Inc.:
7% 5/1/12	45,000	37,800
10.5% 12/1/07 (e)	230,000	225,400
Texas Utilities Co. 6.375% 1/1/08	75,000	67,125
TXU Corp. 6.375% 6/15/06	375,000	343,125
		4,598,232
Gas Utilities - 0.5%
CMS Panhandle Holding Co. 6.5% 7/15/09	175,000	168,000
Consolidated Natural Gas Co. 6.85% 4/15/11	25,000	27,908
El Paso Energy Corp.:
6.75% 5/15/09	125,000	86,250
7.375% 12/15/12	10,000	6,700
8.05% 10/15/30	40,000	24,800
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	25,000	28,032
7.3% 8/15/33	50,000	53,603
Noram Energy Corp. 6.5% 2/1/08	75,000	63,000
Northwest Pipeline Corp. 6.625% 12/1/07	80,000	74,400
Panhandle Eastern Pipe Line Co.:
7.2% 8/15/24	30,000	27,000
8.25% 4/1/10	70,000	67,550
Sempra Energy 7.95% 3/1/10	25,000	28,507
Southern Natural Gas Co.:
7.35% 2/15/31	310,000	258,850
8% 3/1/32	10,000	8,750
Tennessee Gas Pipeline Co.:
6% 12/15/11	10,000	8,400
7% 10/15/28	20,000	15,400
Transcontinental Gas Pipe Line:
6.125% 1/15/05	100,000	93,000
6.25% 1/15/08	215,000	191,350
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Gas Utilities - continued
Transcontinental Gas Pipe Line: - continued
8.875% 7/15/12 (e)	$ 205,000	$ 205,000
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	40,000	27,800
		1,464,300
Multi-Utilities & Unregulated Power - 0.7%
AES Corp. 9.5% 6/1/09	345,000	207,000
El Paso Corp.:
7% 5/15/11	195,000	132,600
7.875% 6/15/12 (e)	290,000	203,000
Western Resources, Inc.:
6.875% 8/1/04	105,000	96,600
7.875% 5/1/07	395,000	400,925
9.75% 5/1/07	335,000	308,200
Williams Companies, Inc.:
6.625% 11/15/04	140,000	104,300
6.75% 1/15/06	180,000	125,100
7.125% 9/1/11	25,000	16,375
7.125% 9/1/11	615,000	402,825
7.5% 1/15/31	35,000	21,875
7.625% 7/15/19	125,000	78,750
8.125% 3/15/12 (e)	195,000	132,600
		2,230,150
TOTAL UTILITIES		8,292,682
TOTAL NONCONVERTIBLE BONDS		56,404,826
TOTAL CORPORATE BONDS (Cost $63,478,344)		62,071,289
U.S. Government and Government Agency Obligations - 2.1%

U.S. Government Agency Obligations - 0.6%
Fannie Mae:
4.75% 1/2/07	125,000	132,596
5% 1/15/07	686,000	743,593
5.25% 4/15/07	435,000	476,232
6.25% 2/1/11	65,000	72,741
Freddie Mac:
5.75% 1/15/12	150,000	166,905
5.875% 3/21/11	205,000	224,822
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		1,816,889

	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 1.5%
U.S. Treasury Bills, yield at date of purchase 1.38% to 1.54% 1/9/03 to 1/30/03 (g)	$ 900,000	$ 899,525
U.S. Treasury Bonds:
6.25% 5/15/30	645,000	771,859
6.625% 2/15/27	50,000	61,770
8% 11/15/21	364,000	507,183
U.S. Treasury Notes:
3.375% 4/30/04	1,275,000	1,309,514
6.5% 2/15/10	620,000	741,093
7% 7/15/06	81,000	93,913
TOTAL U.S. TREASURY OBLIGATIONS		4,384,857
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $6,026,279)		6,201,746
U.S. Government Agency - Mortgage Securities - 2.7%

Fannie Mae - 2.2%
5.5% 1/1/33 (f)	1,000,000	1,020,626
6% 4/1/13 to 1/1/29	608,158	639,210
6% 1/1/33 (f)	1,688,252	1,746,286
6.5% 5/1/17 to 8/1/32	1,940,362	2,028,468
6.5% 1/1/33 (f)	792,049	824,969
7.5% 5/1/24 to 2/1/28	155,241	165,816
TOTAL FANNIE MAE		6,425,375
Freddie Mac - 0.0%
7.5% 8/1/28	42,107	45,061
Government National Mortgage Association - 0.5%
6.5% 8/15/27	330,555	347,823
7% 7/15/28 to 7/15/32	671,706	712,652
7.5% 1/15/26 to 8/15/28	285,725	305,255
8.5% 11/15/30	55,080	59,767
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		1,425,497
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $7,639,890)		7,895,933
Asset-Backed Securities - 0.1%
	Principal Amount	Value (Note 1)
CIT Marine Trust 5.8% 4/15/10	$ 21,451	$ 21,633
DaimlerChrysler Auto Trust 5.16% 1/6/05	130,000	132,050
Ford Credit Auto Owner Trust 5.71% 9/15/05	35,000	36,744
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	125,000	133,965
Sears Credit Account Master Trust II 7.5% 11/15/07	50,000	52,045
UAF Auto Grantor Trust 6.1% 6/15/04 (e)	6,914	6,956
TOTAL ASSET-BACKED SECURITIES (Cost $369,005)		383,393
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 6.7825% 12/29/25 (e)(h)	37,571	17,648
U.S. Government Agency - 0.1%
Fannie Mae:
planned amortization class Series 1999-54 Class PH, 6.5% 11/18/29	100,000	107,018
REMIC planned amortization class Series 1999-57 Class PH, 6.5% 12/25/29	100,000	105,230
TOTAL U.S. GOVERNMENT AGENCY		212,248
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $205,227)		229,896
Commercial Mortgage Securities - 0.6%

Asset Securitization Corp. sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	125,695	138,295
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	91,372	99,397
Class B, 7.48% 2/1/08	80,000	90,204

	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 5/17/40	$ 15,000	$ 16,308
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	140,000	146,606
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9992% 4/29/39 (e)(h)	320,000	274,300
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (c)(e)(h)	250,000	0
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (e)	250,000	259,219
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (h)	45,000	43,144
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (e)	100,000	93,469
LTC Commercial Mortgage pass thru certificates:
sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (e)	68,093	68,689
Series 1996-1 Class E, 9.16% 4/15/28	500,000	335,625
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	25,882	26,299
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 11/15/07 (e)	140,000	152,775
Class E2, 7.224% 11/15/07 (e)	100,000	107,688
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,162,214)		1,852,018
Foreign Government and Government Agency Obligations - 0.1%

Chilean Republic:
6.875% 4/28/09	50,000	54,649
7.125% 1/11/12	40,000	45,300
Malaysian Government 7.5% 7/15/11	25,000	28,922
Foreign Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
Polish Government 6.25% 7/3/12	$ 50,000	$ 55,500
United Mexican States 9.875% 2/1/10	80,000	98,208
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $249,364)		282,579
Floating Rate Loans - 0.2%

FINANCIALS - 0.1%
Diversified Financials - 0.1%
Olympus Cable Holdings LLC Tranche B term loan 6.25% 9/30/10 (f)(h)	355,000	287,550
UTILITIES - 0.1%
Electric Utilities - 0.1%
Centerpoint Energy House Elec. LLC term loan 12.75% 11/11/05 (h)	130,000	137,800
TOTAL FLOATING RATE LOANS (Cost $417,063)		425,350
Money Market Funds - 5.6%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	16,481,571	16,481,571
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	134,621	134,621
TOTAL MONEY MARKET FUNDS (Cost $16,616,192)		16,616,192
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $335,233,105)		296,445,042
NET OTHER ASSETS - (0.7)%		(1,998,219)
NET ASSETS - 100%		$ 294,446,823
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
10 S&P 500 Index Contracts	March 2003	$ 2,197,250	$ (68,184)

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,878,199 or 2.7% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $173,934.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
U.S. Governments	4.6%
AAA, AA, A	1.1
BBB	2.4
BB	6.5
B	9.8
CCC, CC, C	1.9
Not Rated	0.4
Equities	68.8
Other Investments	0.0
Short-Term and Net Other Assets	4.5
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $486,933,210 and $541,017,307, respectively, of which long-term U.S. government and government agency obligations aggregated $51,928,867 and $52,769,134, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $33,685 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $865,000 or 0.3% of net assets.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $65,872,000 of which $54,731,000 and $11,141,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002
Assets
Investment in securities, at value (including securities loaned of $129,236) (cost $335,233,105) - See accompanying schedule		$ 296,445,042
Cash		130,022
Receivable for investments sold		1,023,110
Receivable for fund shares sold		14,474
Dividends receivable		346,677
Interest receivable		1,535,493
Receivable for daily variation on futures contracts		3,700
Other receivables		52,112
Total assets		299,550,630
Liabilities
Payable for investments purchased Regular delivery	$ 648,891
Delayed delivery	3,853,078
Payable for fund shares redeemed	258,179
Accrued management fee	147,249
Distribution fees payable	1,377
Other payables and accrued expenses	60,412
Collateral on securities loaned, at value	134,621
Total liabilities		5,103,807

Net Assets		$ 294,446,823
Net Assets consist of:
Paid in capital		$ 394,226,327
Undistributed net investment income		11,827,058
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(72,750,525)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(38,856,037)
Net Assets		$ 294,446,823
Initial Class: Net Asset Value, offering price and redemption price per share ($284,298,078 ÷ 27,527,773 shares)		$ 10.33

Service Class: Net Asset Value, offering price and redemption price per share ($6,104,626 ÷ 594,677 shares)		$ 10.27

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,044,119 ÷ 395,931 shares)		$ 10.21

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 3,705,578
Interest		8,544,419
Security lending		12,461
Total income		12,262,458

Expenses
Management fee	$ 2,004,217
Transfer agent fees	245,322
Distribution fees	19,180
Accounting and security lending fees	131,737
Non-interested trustees' compensation	1,251
Custodian fees and expenses	37,950
Audit	34,013
Legal	2,570
Miscellaneous	40,875
Total expenses before reductions	2,517,115
Expense reductions	(134,187)	2,382,928
Net investment income (loss)		9,879,530
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(12,249,739)
Foreign currency transactions	41
Futures contracts	(1,057,809)
Total net realized gain (loss)		(13,307,507)
Change in net unrealized appreciation (depreciation) on: Investment securities	(59,773,307)
Assets and liabilities in foreign currencies	13
Futures contracts	(68,184)
Total change in net unrealized appreciation (depreciation)		(59,841,478)
Net gain (loss)		(73,148,985)
Net increase (decrease) in net assets resulting from operations		$ (63,269,455)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,879,530	$ 11,049,699
Net realized gain (loss)	(13,307,507)	(61,039,175)
Change in net unrealized appreciation (depreciation)	(59,841,478)	12,082,275
Net increase (decrease) in net assets resulting from operations	(63,269,455)	(37,907,201)
Distributions to shareholders from net investment income	(10,416,607)	(13,343,864)
Distributions to shareholders from net realized gain	-	(16,105,049)
Total distributions	(10,416,607)	(29,448,913)
Share transactions - net increase (decrease)	(45,895,376)	(16,320,571)
Total increase (decrease) in net assets	(119,581,438)	(83,676,685)

Net Assets
Beginning of period	414,028,261	497,704,946
End of period (including undistributed net investment income of $11,827,058 and undistributed net investment income of $12,720,942, respectively)	$ 294,446,823	$ 414,028,261
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	2,002,299	59,590	86,311
Reinvested	852,581	19,176	10,444
Redeemed	(7,128,518)	(249,039)	(120,333)
Net increase (decrease)	(4,273,638)	(170,273)	(23,578)
Dollars
Sold	$ 22,203,801	$ 701,545	$ 952,932
Reinvested	10,068,980	225,322	122,305
Redeemed	(76,233,884)	(2,697,681)	(1,238,696)
Net increase (decrease)	$ (43,961,103)	$ (1,770,814)	$ (163,459)
Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	2,648,332	86,383	262,678
Reinvested	2,071,741	53,533	15,343
Redeemed	(6,380,641)	(244,489)	(74,696)
Net increase (decrease)	(1,660,568)	(104,573)	203,325
Dollars
Sold	$ 33,703,712	$ 1,109,889	$ 3,373,478
Reinvested	28,507,157	732,326	209,431
Redeemed	(80,043,164)	(3,021,914)	(891,486)
Net increase (decrease)	$ (17,832,295)	$ (1,179,699)	$ 2,691,423

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,068,980	$ 225,322	$ 122,305
From net realized gain	-	-	-
Total	$ 10,068,980	$ 225,322	$ 122,305

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 12,927,664	$ 322,572	$ 93,628
From net realized gain	15,579,493	409,753	115,803
Total	$ 28,507,157	$ 732,325	$ 209,431

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.56	$ 14.41	$ 18.38	$ 17.03	$ 16.36
Income from Investment Operations
Net investment income (loss) C	.32	.32	.42	.40	.41
Net realized and unrealized gain (loss)	(2.23)	(1.31)	(2.52)	2.04	2.19
Total from investment operations	(1.91)	(.99)	(2.10)	2.44	2.60
Distributions from net investment income	(.32)	(.39)	(.37)	(.41)	(.34)
Distributions from net realized gain	-	(.47)	(1.50)	(.68)	(1.59)
Total distributions	(.32)	(.86)	(1.87)	(1.09)	(1.93)
Net asset value, end of period	$ 10.33	$ 12.56	$ 14.41	$ 18.38	$ 17.03
Total Return A,B	(15.53)%	(7.39)%	(12.47)%	15.26%	17.57%
Ratios to Average Net Assets D
Expenses before expense reductions	.73%	.73%	.69%	.71%	.73%
Expenses net of voluntary waivers, if any	.73%	.73%	.69%	.71%	.73%
Expenses net of all reductions	.69%	.72%	.68%	.70%	.72%
Net investment income (loss)	2.88%	2.55%	2.61%	2.38%	2.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 284,298	$ 399,273	$ 482,165	$ 580,555	$ 528,874
Portfolio turnover rate	149%	111%	147%	92%	98%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.47	$ 14.32	$ 18.28	$ 16.96	$ 16.35
Income from Investment Operations
Net investment income (loss) C	.30	.31	.40	.38	.40
Net realized and unrealized gain (loss)	(2.20)	(1.32)	(2.50)	2.03	2.14
Total from investment operations	(1.90)	(1.01)	(2.10)	2.41	2.54
Distributions from net investment income	(.30)	(.37)	(.36)	(.41)	(.34)
Distributions from net realized gain	-	(.47)	(1.50)	(.68)	(1.59)
Total distributions	(.30)	(.84)	(1.86)	(1.09)	(1.93)
Net asset value, end of period	$ 10.27	$ 12.47	$ 14.32	$ 18.28	$ 16.96
Total Return A,B	(15.54)%	(7.57)%	(12.54)%	15.13%	17.18%
Ratios to Average Net Assets D
Expenses before expense reductions	.84%	.83%	.80%	.82%	.89%
Expenses net of voluntary waivers, if any	.84%	.83%	.80%	.82%	.89%
Expenses net of all reductions	.80%	.82%	.79%	.81%	.88%
Net investment income (loss)	2.77%	2.44%	2.50%	2.27%	2.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,105	$ 9,542	$ 12,449	$ 10,825	$ 3,165
Portfolio turnover rate	149%	111%	147%	92%	98%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 14.30	$ 17.78
Income from Investment Operations
Net investment income (loss) E	.28	.28	.34
Net realized and unrealized gain (loss)	(2.21)	(1.30)	(1.96)
Total from investment operations	(1.93)	(1.02)	(1.62)
Distributions from net investment income	(.29)	(.38)	(.36)
Distributions from net realized gain	-	(.47)	(1.50)
Total distributions	(.29)	(.85)	(1.86)
Net asset value, end of period	$ 10.21	$ 12.43	$ 14.30
Total Return B,C,D	(15.83)%	(7.66)%	(10.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.03%	1.00%	.97% A
Expenses net of voluntary waivers, if any	1.03%	1.00%	.97% A
Expenses net of all reductions	.99%	.99%	.95% A
Net investment income (loss)	2.58%	2.28%	2.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,044	$ 5,213	$ 3,091
Portfolio turnover rate	149%	111%	147%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Initial Class	-8.72%	1.12%	6.21%
Fidelity Balanced 60/40 Composite	-9.82%	3.10%	10.03%
S&P 500 ®	-22.10%	-0.59%	10.31%
LB Aggregate Bond	10.26%	7.54%	8.64%
Variable Annuity Balanced Funds Average	-10.17%	1.92%	n/a*

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 SM  Index and the Lehman Brothers® Aggregate Bond Index. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Initial Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Balanced 60/40 Composite Index, the S&P 500 Index, and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with Louis Salemy (right), Lead Portfolio Manager of Balanced Portfolio, and Ford O'Neil (left), manager for fixed-income investments

Q. How did the fund perform, Louis?

L.S. For the year ending December 31, 2002, the fund outperformed both the Fidelity Balanced 60/40 Composite Index and the Lipper Inc. variable annuity balanced funds average, which fell 9.82% and 10.17%, respectively.

Q. What allowed the fund to beat its benchmarks?

L.S. Favoring stronger-performing fixed-income securities - including bonds and cash - rather than stocks was helpful in a weak equity market, though within equities we benefited from maintaining very little exposure to the downturn in technology stocks. I sharply reduced the tech weighting after taking over the fund in February and never looked back. To me, the earnings expectations and valuations of tech firms were still too high, given a backdrop of weak capital spending and no major breakthrough technologies to drive another growth wave. While such prominent hardware names as Intel and IBM rallied with the rest of the sector during the fourth quarter, not owning them for the year was quite positive overall versus the index. At the same time, we got a boost from overweighting Microsoft, which benefited as one of the few large-cap tech companies whose earnings didn't disappoint. Also key was avoiding other groups plagued by overcapacity, such as utilities, as well as owning the right telecommunication services stocks - namely wireless provider Nextel.

Q. What else helped performance within equities?

L.S. It was tough finding many solid companies that were attractively priced and had good sustainable earnings growth. That said, I held more-concentrated positions in a mix of both cyclical and stable-growth stocks that I felt could help us do well in any economic environment. On the cyclical side, I avoided poor-performing traditional value names and instead used price declines to become more aggressive in such brokerage houses as Morgan Stanley and Merrill Lynch, which stood to benefit from an economic recovery. While we were early with these stocks, as capital markets activity remained anemic, they still held up relatively well due to improved profit margins and earnings power. The stable-growth part of the fund also contributed. We benefited in consumer discretionary by owning good growth stories in media, including advertising company Omnicom Group and satellite TV provider EchoStar Communications.

Q. What holdings hurt performance?

L.S. One part of my cyclical strategy that hurt performance was the fund's holdings in regional Bell operating company BellSouth, which suffered despite the solid management of its business during the economic downturn. We also owned some stocks and high-yield bonds of companies that suffered from corporate scandals and credit-quality downgrades. Our stake in biotechnology firm Amgen dampened results in the health care sector, while having too few regional banks dragged on the performance of our financial holdings. Finally, Home Depot was a big detractor on the retailing front.

Q. Turning to you, Ford, how did the fund's investment-grade holdings fare?

F.O. Bonds generally fared well amid a favorable interest rate environment, spurred by sluggish economic growth, lackluster corporate profitability and slumping stock prices. Against that backdrop, the subportfolio had solid absolute returns and beat its index, largely due to good sector and security selection. We focused on high-quality mortgage securities that were less vulnerable to prepayment activity, which sheltered us from two massive refinancing waves, and whose higher yields helped offset the sharp rally in government bonds. We also did fairly well in corporate bonds, even though as a sector they lagged the broader bond market. While our bias toward this sector hurt slightly overall, solid credit analysis and diversification helped us sidestep several prominent issuers that were downgraded. We also benefited late in the period when our corporates rallied strongly.

Q. What's your outlook, Louis?

L.S. I'm still cautious, as valuations in several industries are now less attractive following the recent run-up in the market. The ability of many companies - particularly within technology and health care - to grow their earnings going forward also remains a challenge. Paralysis in the capital markets has cast a pall over the entire economy, making it difficult for many firms to refinance and pay down debt, or even fund their businesses. We'll need to see some improvement here before the economy can begin growing again. Until then, I'll try to manage the fund for any economic environment through a balance of growth cyclicals and "Steady Eddies" that I feel can consistently increase their earnings power over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks both income and growth of capital

Start date: January 3, 1995

Size: as of December 31, 2002, more than $273 million

Manager: Louis Salemy, since 2002, and Ford O'Neil, since 2001; Louis Salemy joined Fidelity in 1992; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	3.0
Omnicom Group, Inc.	2.9
Morgan Stanley	2.8
Merrill Lynch & Co., Inc.	2.6
BellSouth Corp.	2.6
13.9
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	19.3
Consumer Discretionary	14.8
Consumer Staples	7.6
Telecommunication Services	6.1
Industrials	5.3
Asset Allocation as of December 31, 2002
% of fund's net assets*
Stocks	49.3%
Bonds	39.5%
Short-Term Investments and Net Other Assets	11.0%
Other Investments	0.2%
* Foreign investments	3.9%

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 49.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.6%
Media - 6.6%
AOL Time Warner, Inc. (a)	12	$ 157
Comcast Corp. Class A (special) (a)	56,500	1,276,335
E.W. Scripps Co. Class A	39,200	3,016,440
EchoStar Communications Corp. Class A (a)	185,100	4,120,326
Omnicom Group, Inc.	123,900	8,003,940
Pegasus Communications Corp. Class A (a)	256,000	335,360
Walt Disney Co.	89,400	1,458,114
		18,210,672
Multiline Retail - 3.4%
Kohl's Corp. (a)	60,000	3,357,000
Wal-Mart Stores, Inc.	120,500	6,086,455
		9,443,455
Specialty Retail - 1.1%
Hollywood Entertainment Corp. (a)	93,300	1,408,830
Home Depot, Inc.	63,550	1,522,658
		2,931,488
Textiles Apparel & Luxury Goods - 0.5%
Liz Claiborne, Inc.	42,400	1,257,160
TOTAL CONSUMER DISCRETIONARY		31,842,775
CONSUMER STAPLES - 7.0%
Beverages - 0.6%
The Coca-Cola Co.	36,600	1,603,812
Food & Drug Retailing - 0.6%
Walgreen Co.	55,800	1,628,802
Food Products - 0.7%
McCormick & Co., Inc. (non-vtg.)	62,400	1,447,680
Unilever PLC sponsored ADR	10,400	397,800
		1,845,480
Household Products - 1.5%
Colgate-Palmolive Co.	41,200	2,160,116
Kimberly-Clark Corp.	40,100	1,903,547
		4,063,663
Personal Products - 3.0%
Gillette Co.	272,700	8,279,172
Tobacco - 0.6%
Philip Morris Companies, Inc.	40,250	1,631,333
TOTAL CONSUMER STAPLES		19,052,262
ENERGY - 1.6%
Oil & Gas - 1.6%
Exxon Mobil Corp.	127,732	4,462,956

	Shares	Value (Note 1)
FINANCIALS - 13.6%
Banks - 2.8%
Bank One Corp.	30,500	$ 1,114,775
Wells Fargo & Co.	138,900	6,510,243
		7,625,018
Diversified Financials - 8.6%
Fannie Mae	41,200	2,650,396
Freddie Mac	89,400	5,279,070
Goldman Sachs Group, Inc.	10,400	708,240
Merrill Lynch & Co., Inc.	190,600	7,233,270
Morgan Stanley	194,600	7,768,432
		23,639,408
Insurance - 2.2%
Allstate Corp.	37,900	1,401,921
American International Group, Inc.	60,050	3,473,893
PartnerRe Ltd.	19,200	994,944
		5,870,758
TOTAL FINANCIALS		37,135,184
HEALTH CARE - 3.5%
Biotechnology - 1.0%
Amgen, Inc. (a)	58,500	2,827,890
Health Care Equipment & Supplies - 0.6%
Medtronic, Inc.	33,200	1,513,920
Pharmaceuticals - 1.9%
Allergan, Inc.	21,600	1,244,592
Bristol-Myers Squibb Co.	18,900	437,535
Pfizer, Inc.	112,400	3,436,068
		5,118,195
TOTAL HEALTH CARE		9,460,005
INDUSTRIALS - 4.3%
Aerospace & Defense - 1.1%
Lockheed Martin Corp.	19,500	1,126,125
Northrop Grumman Corp.	13,900	1,348,300
United Technologies Corp.	10,200	631,788
		3,106,213
Airlines - 0.2%
Mesaba Holdings, Inc. (a)	2,493	15,257
Southwest Airlines Co.	31,200	433,680
		448,937
Building Products - 0.4%
American Standard Companies, Inc. (a)	13,700	974,618
Commercial Services & Supplies - 0.9%
Avery Dennison Corp.	11,600	708,528
First Data Corp.	51,200	1,812,992
		2,521,520
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - 1.7%
General Electric Co.	195,900	$ 4,770,165
TOTAL INDUSTRIALS		11,821,453
INFORMATION TECHNOLOGY - 3.2%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	156,000	2,043,600
Nokia Corp. sponsored ADR	4,200	65,100
		2,108,700
Computers & Peripherals - 0.0%
Lexmark International, Inc. Class A (a)	2,100	127,050
Software - 2.4%
Microsoft Corp. (a)	128,400	6,638,280
TOTAL INFORMATION TECHNOLOGY		8,874,030
MATERIALS - 0.0%
Chemicals - 0.0%
Praxair, Inc.	400	23,108
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 4.2%
BellSouth Corp.	272,800	7,057,336
SBC Communications, Inc.	71,570	1,940,263
Verizon Communications, Inc.	63,000	2,441,250
		11,438,849
Wireless Telecommunication Services - 0.3%
Nextel Communications, Inc. Class A (a)	67,200	776,160
TOTAL TELECOMMUNICATION SERVICES		12,215,009
TOTAL COMMON STOCKS (Cost $142,173,127)		134,886,782
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (f)	158	119

	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	40	$ 3,720
Granite Broadcasting Corp. $127.50 pay-in-kind	100	52,000
		55,720
TOTAL PREFERRED STOCKS (Cost $60,591)		55,839
Corporate Bonds - 16.2%
	Principal Amount
Convertible Bonds - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
EchoStar Communications Corp. 5.75% 5/15/08	$ 110,000	100,100
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. liquid yield option note 0% 8/1/20	410,000	188,088
Sanmina-SCI Corp.:
0% 9/12/20	300,000	122,250
4.25% 5/1/04	100,000	95,880
Solectron Corp. liquid yield option note 0% 5/8/20	9,000	5,513
		411,731
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	200,000	143,760
TOTAL CONVERTIBLE BONDS		655,591
Nonconvertible Bonds - 16.0%
CONSUMER DISCRETIONARY - 3.2%
Auto Components - 0.1%
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	150,000	166,760
Dana Corp. 6.25% 3/1/04	50,000	50,000
Dura Operating Corp. 8.625% 4/15/12	115,000	116,150
Navistar International Corp. 8% 2/1/08	50,000	41,500
		374,410
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - 0.5%
Alliance Gaming Corp. 10% 8/1/07	$ 100,000	$ 104,000
Bally Total Fitness Holding Corp. 9.875% 10/15/07	120,000	105,000
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	110,000	117,425
Extended Stay America, Inc. 9.875% 6/15/11	35,000	35,438
Friendly Ice Cream Corp. 10.5% 12/1/07	140,000	137,900
Herbst Gaming, Inc. 10.75% 9/1/08	80,000	83,600
La Quinta Inns, Inc. 7.25% 3/15/04	120,000	120,000
Penn National Gaming, Inc.:
8.875% 3/15/10	25,000	25,500
11.125% 3/1/08	120,000	130,800
Premier Parks, Inc. 0% 4/1/08 (d)	30,000	28,650
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (f)	165,000	172,838
Wheeling Island Gaming, Inc. 10.125% 12/15/09	100,000	100,250
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	40,000	40,200
		1,201,601
Household Durables - 0.3%
American Greetings Corp. 11.75% 7/15/08	150,000	165,000
Beazer Homes USA, Inc.:
8.375% 4/15/12	20,000	20,600
8.875% 4/1/08	150,000	155,250
D.R. Horton, Inc.:
8% 2/1/09	75,000	75,000
8.5% 4/15/12	20,000	20,200
10.5% 4/1/05	100,000	106,000
Juno Lighting, Inc. 11.875% 7/1/09	30,000	29,850
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	25,000	24,125
Kaufman & Broad Home Corp. 7.75% 10/15/04	150,000	153,375
Ryland Group, Inc. 9.125% 6/15/11	135,000	143,100
		892,500
Internet & Catalog Retail - 0.0%
J. Crew Operating Corp. 10.375% 10/15/07	120,000	100,800

	Principal Amount	Value (Note 1)
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 5.6% 11/1/05	$ 200,000	$ 193,000
The Hockey Co. 11.25% 4/15/09	100,000	102,000
		295,000
Media - 1.8%
Allbritton Communications Co. 7.75% 12/15/12 (f)	70,000	70,000
AMC Entertainment, Inc.:
9.5% 3/15/09	60,000	59,100
9.875% 2/1/12	40,000	39,400
American Media Operations, Inc. 10.25% 5/1/09	80,000	82,600
AOL Time Warner, Inc. 7.7% 5/1/32	105,000	109,277
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	650,000	702,000
Cinemark USA, Inc. 9.625% 8/1/08	220,000	220,000
Continental Cablevision, Inc.:
8.3% 5/15/06	115,000	124,578
8.875% 9/15/05	40,000	44,258
9% 9/1/08	200,000	228,030
Corus Entertainment, Inc. 8.75% 3/1/12	240,000	254,400
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09 (f)	60,000	64,200
EchoStar DBS Corp.:
9.25% 2/1/06	20,000	20,600
10.375% 10/1/07	480,000	513,600
Granite Broadcasting Corp.:
8.875% 5/15/08	10,000	8,150
10.375% 5/15/05	10,000	8,600
Insight Communications, Inc. 0% 2/15/11 (d)	35,000	18,900
Lamar Media Corp. 7.25% 1/1/13 (f)	30,000	30,375
LBI Media, Inc. 10.125% 7/15/12 (f)	230,000	240,350
Lenfest Communications, Inc.:
7.625% 2/15/08	35,000	36,050
10.5% 6/15/06	20,000	21,050
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	30,000	27,000
News America Holdings, Inc.:
7.375% 10/17/08	500,000	550,323
7.75% 12/1/45	200,000	196,556
Nextmedia Operating, Inc. 10.75% 7/1/11	270,000	283,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
PanAmSat Corp. 8.5% 2/1/12	$ 10,000	$ 9,700
Radio One, Inc. 8.875% 7/1/11	225,000	241,313
Sinclair Broadcast Group, Inc. 8% 3/15/12 (f)	30,000	31,200
Time Warner, Inc. 8.18% 8/15/07	410,000	450,073
Yell Finance BV 0% 8/1/11 (d)	130,000	91,650
		4,776,833
Specialty Retail - 0.2%
AutoNation, Inc. 9% 8/1/08	40,000	40,800
Gap, Inc.:
6.9% 9/15/07	100,000	98,500
9.9% 12/15/05	45,000	47,250
10.55% 12/15/08	15,000	16,425
Hollywood Entertainment Corp.:
9.625% 3/15/11	30,000	30,300
10.625% 8/15/04	70,000	70,700
United Auto Group, Inc. 9.625% 3/15/12 (f)	150,000	145,500
		449,475
Textiles Apparel & Luxury Goods - 0.2%
Levi Strauss & Co.:
7% 11/1/06	80,000	69,600
11.625% 1/15/08	50,000	48,750
12.25% 12/15/12 (f)	120,000	118,200
The William Carter Co. 10.875% 8/15/11	200,000	218,000
Tommy Hilfiger USA, Inc. 6.5% 6/1/03	120,000	119,100
		573,650
TOTAL CONSUMER DISCRETIONARY		8,664,269
CONSUMER STAPLES - 0.6%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	140,000	146,300
Food & Drug Retailing - 0.2%
Fred Meyer, Inc. 7.375% 3/1/05	195,000	211,669
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	20,000	14,450
9.125% 12/15/11	40,000	29,300

	Principal Amount	Value (Note 1)
Rite Aid Corp.:
7.125% 1/15/07	$ 15,000	$ 12,450
11.25% 7/1/08	25,000	22,500
12.5% 9/15/06	145,000	150,800
		441,169
Food Products - 0.2%
Corn Products International, Inc. 8.25% 7/15/07	175,000	175,875
Del Monte Corp. 9.25% 5/15/11	145,000	150,800
Dole Food Co., Inc.:
6.375% 10/1/05	20,000	21,000
7.25% 5/1/09	85,000	81,600
		429,275
Household Products - 0.0%
Fort James Corp.:
6.625% 9/15/04	35,000	33,950
6.875% 9/15/07	20,000	18,800
		52,750
Tobacco - 0.2%
Philip Morris Companies, Inc. 6.95% 6/1/06	500,000	545,900
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	125,000	130,416
		676,316
TOTAL CONSUMER STAPLES		1,745,810
ENERGY - 0.4%
Energy Equipment & Services - 0.0%
DI Industries, Inc. 8.875% 7/1/07	45,000	46,125
Grant Prideco, Inc. 9% 12/15/09 (f)	20,000	20,900
		67,025
Oil & Gas - 0.4%
Chesapeake Energy Corp. 7.75% 1/15/15 (f)	60,000	59,700
Nuevo Energy Co.:
9.375% 10/1/10	20,000	20,400
9.5% 6/1/08	25,000	25,750
Pemex Project Funding Master Trust 7.875% 2/1/09 (f)	180,000	193,500
Plains Exploration & Production Co. LP 8.75% 7/1/12 (f)	60,000	62,100
Teekay Shipping Corp. 8.875% 7/15/11	200,000	205,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
The Coastal Corp.:
6.5% 5/15/06	$ 30,000	$ 24,300
6.95% 6/1/28	45,000	28,800
7.5% 8/15/06	20,000	16,400
7.75% 6/15/10	55,000	43,175
7.75% 10/15/35	100,000	66,000
Vintage Petroleum, Inc. 8.25% 5/1/12	130,000	134,550
Western Oil Sands, Inc. 8.375% 5/1/12	225,000	221,625
		1,101,300
TOTAL ENERGY		1,168,325
FINANCIALS - 5.5%
Banks - 1.2%
BankAmerica Corp. 5.875% 2/15/09	500,000	548,656
BankBoston Corp. 6.625% 2/1/04	60,000	62,522
Capital One Bank 6.5% 7/30/04	250,000	244,498
First Union Corp. 7.55% 8/18/05	510,000	574,628
Fleet Financial Group, Inc. 7.125% 4/15/06	140,000	155,072
FleetBoston Financial Corp. 7.25% 9/15/05	275,000	304,501
Korea Development Bank 7.375% 9/17/04	160,000	173,103
MBNA Corp.:
6.25% 1/17/07	120,000	125,268
6.34% 6/2/03	100,000	101,630
7.5% 3/15/12	175,000	188,140
PNC Funding Corp. 5.75% 8/1/06	155,000	165,920
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (h)	145,000	167,826
8.817% 3/31/49	120,000	134,683
Sovereign Bancorp, Inc. 10.5% 11/15/06	80,000	89,200
Washington Mutual, Inc. 5.625% 1/15/07	250,000	267,536
Western Financial Bank 9.625% 5/15/12	25,000	24,250
		3,327,433
Diversified Financials - 3.6%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	150,000	164,436

	Principal Amount	Value (Note 1)
Alliance Capital Management LP 5.625% 8/15/06	$ 150,000	$ 157,902
American General Finance Corp. 5.875% 7/14/06	500,000	538,228
Amvescap PLC yankee 6.6% 5/15/05	100,000	107,938
Associates Corp. of North America 6% 7/15/05	250,000	269,639
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	120,000	124,500
Capital One Financial Corp.:
7.125% 8/1/08	160,000	148,175
7.25% 12/1/03	120,000	118,800
8.75% 2/1/07	30,000	28,200
CIT Group, Inc. 7.75% 4/2/12	125,000	140,394
Citigroup, Inc. 5.625% 8/27/12	125,000	131,435
CMS Energy X-TRAS pass thru trust I 7% 1/15/05	50,000	43,500
Countrywide Home Loans, Inc. 5.5% 8/1/06	170,000	180,762
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	170,000	182,066
6.5% 1/15/12	30,000	32,063
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	45,000	44,953
7.779% 1/2/12	250,000	195,000
7.92% 5/18/12	50,000	41,694
Deutsche Telekom International Finance BV:
8.25% 6/15/05	250,000	273,352
8.75% 6/15/30	200,000	231,030
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	25,000	23,000
10.625% 12/1/12 (f)	30,000	30,750
Ford Motor Credit Co.:
6.875% 2/1/06	150,000	150,263
7.375% 10/28/09	450,000	445,888
General Electric Capital Corp. 6% 6/15/12	275,000	296,911
General Motors Acceptance Corp. 7.5% 7/15/05	500,000	526,543
Goldman Sachs Group, Inc. 6.6% 1/15/12	310,000	342,548
Household Finance Corp.:
6.375% 10/15/11	260,000	271,832
6.5% 1/24/06	75,000	79,869
7% 5/15/12	40,000	43,812
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	$ 200,000	$ 245,984
ING Capital Funding Trust III 8.439% 12/31/10	150,000	174,425
IOS Capital, Inc. 9.75% 6/15/04	75,000	76,500
J.P. Morgan Chase & Co. 5.35% 3/1/07	200,000	211,560
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	100,000	109,334
6.625% 1/18/12	100,000	110,683
Limestone Electron Trust/Limestone Electron, Inc. 8.625% 3/15/03 (f)	120,000	114,600
Merrill Lynch & Co., Inc.:
4% 11/15/07	150,000	151,531
6.15% 1/26/06	150,000	162,285
Millennium America, Inc. 9.25% 6/15/08	40,000	41,800
Morgan Stanley 6.6% 4/1/12	160,000	177,331
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	140,000	147,153
NiSource Finance Corp.:
7.625% 11/15/05	200,000	208,892
7.875% 11/15/10	195,000	214,310
Petronas Capital Ltd. 7% 5/22/12 (f)	385,000	423,259
Popular North America, Inc. 6.125% 10/15/06	220,000	238,050
Qwest Capital Funding, Inc.:
5.875% 8/3/04	110,000	94,600
7% 8/3/09	25,000	16,750
7.25% 2/15/11	75,000	49,500
7.75% 8/15/06	75,000	54,000
Qwest Services Corp. 14% 12/15/14 (f)	81,000	86,670
R. H. Donnelley Finance Corp. I:
8.875% 12/15/10 (f)	40,000	42,800
10.875% 12/15/12 (f)	50,000	54,500
Sprint Capital Corp. 6.875% 11/15/28	295,000	237,475
Stone Container Finance Co. yankee 11.5% 8/15/06 (f)	370,000	397,750

	Principal Amount	Value (Note 1)
TCI Communications Financing III 9.65% 3/31/27	$ 180,000	$ 165,630
TXU Eastern Funding yankee 6.75% 5/15/09 (c)	160,000	15,200
U.S. West Capital Funding, Inc. 6.375% 7/15/08	45,000	28,800
Verizon Wireless Capital LLC 5.375% 12/15/06	250,000	261,172
Xerox Capital (Europe) PLC 5.875% 5/15/04	75,000	71,625
Xerox Credit Corp. 6.1% 12/16/03	30,000	29,100
		9,778,752
Insurance - 0.1%
MetLife, Inc. 5.375% 12/15/12	45,000	46,485
Principal Life Global Funding I:
5.125% 6/28/07 (f)	100,000	105,405
6.25% 2/15/12 (f)	85,000	90,099
		241,989
Real Estate - 0.6%
Boston Properties, Inc. 6.25% 1/15/13 (f)	125,000	126,925
BRE Properties, Inc. 5.95% 3/15/07	250,000	263,430
Cabot Industrial Property LP 7.125% 5/1/04	15,000	15,597
CenterPoint Properties Trust 6.75% 4/1/05	100,000	107,618
Duke Realty LP 7.3% 6/30/03	500,000	511,847
EOP Operating LP 6.625% 2/15/05	200,000	212,027
ERP Operating LP 7.1% 6/23/04	200,000	211,570
Meditrust Corp. 7.82% 9/10/26	155,000	155,000
ProLogis Trust 6.7% 4/15/04	55,000	57,295
Senior Housing Properties Trust 8.625% 1/15/12	80,000	78,800
		1,740,109
TOTAL FINANCIALS		15,088,283
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.3%
Alderwoods Group, Inc. 11% 1/2/07	132,000	131,670
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	235,000	244,400
HCA, Inc. 7.125% 6/1/06	180,000	188,100
PacifiCare Health Systems, Inc. 10.75% 6/1/09	145,000	154,788
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Tenet Healthcare Corp. 5.375% 11/15/06	$ 50,000	$ 45,500
Triad Hospitals, Inc. 8.75% 5/1/09	145,000	155,150
		919,608
Pharmaceuticals - 0.1%
aaiPharma, Inc. 11% 4/1/10	265,000	265,000
TOTAL HEALTH CARE		1,184,608
INDUSTRIALS - 1.0%
Aerospace & Defense - 0.2%
Raytheon Co. 8.2% 3/1/06	500,000	561,763
Building Products - 0.0%
Nortek, Inc.:
9.125% 9/1/07	10,000	10,100
9.25% 3/15/07	20,000	20,400
		30,500
Commercial Services & Supplies - 0.2%
Allied Waste North America, Inc.:
7.625% 1/1/06	30,000	30,000
9.25% 9/1/12 (f)	60,000	60,600
10% 8/1/09	20,000	20,000
Iron Mountain, Inc.:
8.625% 4/1/13	100,000	104,500
8.75% 9/30/09	170,000	175,525
National Waterworks, Inc. 10.5% 12/1/12 (f)	40,000	41,700
		432,325
Industrial Conglomerates - 0.4%
Tyco International Group SA:
6.125% 11/1/08	15,000	14,025
yankee:
5.8% 8/1/06	210,000	198,450
5.875% 11/1/04	75,000	72,750
6.25% 6/15/13	65,000	64,188
6.375% 6/15/05	45,000	43,650
6.375% 2/15/06	80,000	77,600
6.375% 10/15/11	215,000	201,025
6.75% 2/15/11	400,000	378,000
6.875% 1/15/29	20,000	17,600
		1,067,288

	Principal Amount	Value (Note 1)
Machinery - 0.2%
Cummins, Inc.:
5.65% 3/1/98	$ 60,000	$ 35,400
9.5% 12/1/10 (f)	40,000	42,400
Dresser, Inc. 9.375% 4/15/11	15,000	15,150
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	170,000	173,400
Terex Corp. 9.25% 7/15/11	150,000	136,500
TriMas Corp. 9.875% 6/15/12 (f)	50,000	49,500
		452,350
Road & Rail - 0.0%
TFM SA de CV 12.5% 6/15/12 (f)	70,000	70,525
TOTAL INDUSTRIALS		2,614,751
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.1%
Motorola, Inc. 8% 11/1/11	110,000	113,850
Computers & Peripherals - 0.1%
Hewlett-Packard Co. 6.5% 7/1/12	270,000	299,648
Seagate Technology HDD Holdings 8% 5/15/09 (f)	85,000	86,700
		386,348
Electronic Equipment & Instruments - 0.2%
ChipPAC International Ltd. 12.75% 8/1/09	170,000	180,200
Flextronics International Ltd. yankee:
8.75% 10/15/07	110,000	113,025
9.875% 7/1/10	130,000	140,400
Ingram Micro, Inc. 9.875% 8/15/08	15,000	15,825
PerkinElmer, Inc. 8.875% 1/15/13 (f)	70,000	69,300
Solectron Corp. 7.375% 3/1/06	115,000	107,525
		626,275
Office Electronics - 0.1%
Xerox Corp.:
5.25% 12/15/03	40,000	38,600
5.5% 11/15/03	55,000	53,625
7.15% 8/1/04	15,000	14,400
9.75% 1/15/09 (f)	70,000	67,550
		174,175
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp. 10.375% 10/1/07	165,000	174,075
TOTAL INFORMATION TECHNOLOGY		1,474,723
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - 0.9%
Chemicals - 0.1%
FMC Corp. 10.25% 11/1/09 (f)	$ 70,000	$ 75,950
Huntsman International LLC 9.875% 3/1/09	40,000	41,000
Lyondell Chemical Co. 9.875% 5/1/07	70,000	67,200
Methanex Corp. yankee 7.75% 8/15/05	205,000	207,050
		391,200
Containers & Packaging - 0.4%
Ball Corp. 6.875% 12/15/12 (f)	70,000	70,350
BWAY Corp. 10% 10/15/10 (f)	30,000	31,125
Crown Cork & Seal, Inc.:
7.375% 12/15/26	45,000	30,150
8% 4/15/23	70,000	49,000
8.375% 1/15/05	30,000	27,000
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (f)	65,000	66,950
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (f)	90,000	91,125
8.875% 2/15/09	185,000	190,550
Owens-Illinois, Inc.:
7.15% 5/15/05	45,000	43,538
7.35% 5/15/08	190,000	175,750
7.8% 5/15/18	30,000	24,900
Riverwood International Corp.:
10.625% 8/1/07	150,000	154,500
10.625% 8/1/07	80,000	82,800
		1,037,738
Metals & Mining - 0.2%
Better Minerals & Aggregates Co. 13% 9/15/09	110,000	48,400
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	225,000	207,000
P&L Coal Holdings Corp. 9.625% 5/15/08	109,000	115,186
Phelps Dodge Corp. 8.75% 6/1/11	240,000	248,400
		618,986
Paper & Forest Products - 0.2%
Georgia-Pacific Corp.:
7.375% 12/1/25	20,000	15,600
7.5% 5/15/06	185,000	173,900

	Principal Amount	Value (Note 1)
8.125% 5/15/11	$ 160,000	$ 150,400
Weyerhaeuser Co. 6.75% 3/15/12	100,000	109,034
		448,934
TOTAL MATERIALS		2,496,858
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.1%
AT&T Corp. 6.5% 3/15/13	360,000	361,126
Citizens Communications Co. 8.5% 5/15/06	165,000	182,720
France Telecom SA 9.25% 3/1/11	250,000	289,068
Qwest Corp. 8.875% 3/15/12 (f)	185,000	179,450
Rogers Cantel, Inc. yankee:
8.8% 10/1/07	30,000	25,200
9.375% 6/1/08	35,000	32,900
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	120,000	127,053
Telefonos de Mexico SA de CV 8.25% 1/26/06	450,000	492,750
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (c)	136,000	3,060
TELUS Corp. yankee 7.5% 6/1/07	610,000	591,700
Tritel PCS, Inc. 10.375% 1/15/11	115,000	123,625
Triton PCS, Inc. 9.375% 2/1/11	220,000	180,400
U.S. West Communications 7.2% 11/1/04	95,000	90,250
Verizon New York, Inc.:
6.875% 4/1/12	200,000	224,678
7.375% 4/1/32	95,000	109,856
		3,013,836
Wireless Telecommunication Services - 0.4%
American Tower Corp. 9.375% 2/1/09	65,000	51,350
AT&T Wireless Services, Inc.:
7.875% 3/1/11	125,000	125,625
8.75% 3/1/31	290,000	284,200
Cingular Wireless LLC 5.625% 12/15/06	100,000	105,136
Crown Castle International Corp.:
9.375% 8/1/11	15,000	12,300
9.5% 8/1/11	155,000	124,775
10.75% 8/1/11	35,000	30,450
Dobson Communications Corp. 10.875% 7/1/10	20,000	17,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.:
0% 2/15/08 (d)	$ 65,000	$ 58,500
9.5% 2/1/11	30,000	27,000
9.75% 10/31/07	230,000	210,450
Nextel Partners, Inc. 0% 2/1/09 (d)	85,000	61,200
Rogers Wireless, Inc. 9.625% 5/1/11	50,000	47,250
VoiceStream Wireless Corp. 0% 11/15/09 (d)	40,000	33,800
		1,189,036
TOTAL TELECOMMUNICATION SERVICES		4,202,872
UTILITIES - 1.9%
Electric Utilities - 1.1%
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	40,000	25,000
8.5% 4/15/12 (f)	115,000	73,600
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	300,000	261,000
CMS Energy Corp.:
8.375% 7/1/03	120,000	117,000
8.5% 4/15/11	30,000	26,100
Detroit Edison Co. 6.125% 10/1/10	165,000	181,740
Dominion Resources, Inc. 6.25% 6/30/12	160,000	169,248
FirstEnergy Corp. 6.45% 11/15/11	145,000	144,252
Illinois Power Co.:
7.5% 6/15/09	150,000	123,000
11.5% 12/15/10 (f)	90,000	86,850
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	130,000	117,636
Nevada Power Co. 10.875% 10/15/09 (f)	60,000	60,000
Niagara Mohawk Power Corp. 8.875% 5/15/07	75,000	88,765
Oncor Electric Delivery Co.:
7% 9/1/22 (f)	80,000	74,592
7.25% 1/15/33 (f)	400,000	408,600
Pacific Gas & Electric Co.:
6.25% 8/1/03	160,000	158,400
6.25% 3/1/04	60,000	59,100
Public Service Co. of Colorado 7.875% 10/1/12 (f)	115,000	128,374

	Principal Amount	Value (Note 1)
Reliant Energy Resources Corp. 8.125% 7/15/05	$ 275,000	$ 253,436
Southern California Edison Co. 8.95% 11/3/03	250,000	247,500
TECO Energy, Inc.:
7% 5/1/12	195,000	163,800
10.5% 12/1/07 (f)	50,000	49,000
TXU Corp. 6.375% 6/15/06	80,000	73,200
		3,090,193
Gas Utilities - 0.5%
ANR Pipeline, Inc. 9.625% 11/1/21	25,000	25,000
CMS Panhandle Holding Co. 6.125% 3/15/04	35,000	34,650
Consolidated Natural Gas Co. 6.85% 4/15/11	70,000	78,142
El Paso Energy Corp.:
7.375% 12/15/12	5,000	3,350
7.75% 1/15/32	35,000	21,700
8.05% 10/15/30	20,000	12,400
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	100,000	112,128
7.3% 8/15/33	250,000	268,016
Sempra Energy 7.95% 3/1/10	55,000	62,715
Southern Natural Gas Co.:
7.35% 2/15/31	15,000	12,525
8% 3/1/32	45,000	39,375
Tennessee Gas Pipeline Co.:
6% 12/15/11	260,000	218,400
7% 10/15/28	95,000	73,150
Texas Eastern Transmission Corp. 7.3% 12/1/10	185,000	204,446
Transcontinental Gas Pipe Line:
6.125% 1/15/05	20,000	18,600
8.875% 7/15/12 (f)	25,000	25,000
Williams Holdings of Delaware, Inc. 6.5% 12/1/08	40,000	25,600
		1,235,197
Multi-Utilities & Unregulated Power - 0.3%
El Paso Corp.:
7% 5/15/11	55,000	37,400
7.875% 6/15/12 (f)	30,000	21,000
Utilicorp United, Inc.:
6.875% 10/1/04	15,000	11,850
7% 7/15/04	20,000	16,200
7.95% 2/1/11	45,000	30,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Western Resources, Inc.:
7.875% 5/1/07	$ 90,000	$ 91,350
9.75% 5/1/07	100,000	92,000
Williams Companies, Inc.:
7.125% 9/1/11	300,000	196,500
7.5% 1/15/31	35,000	21,875
7.875% 9/1/21	35,000	22,225
8.125% 3/15/12 (f)	380,000	258,400
9.25% 3/15/04	55,000	43,450
		842,850
TOTAL UTILITIES		5,168,240
TOTAL NONCONVERTIBLE BONDS		43,808,739
TOTAL CORPORATE BONDS (Cost $42,829,303)		44,464,330
U.S. Government and Government Agency Obligations - 8.1%

U.S. Government Agency Obligations - 3.1%
Fannie Mae:
4.75% 1/2/07	350,000	371,269
5% 1/15/07	3,489,000	3,781,919
5.25% 4/15/07	2,215,000	2,424,951
6.25% 2/1/11	165,000	184,650
7.125% 6/15/10	320,000	386,155
Freddie Mac:
5.75% 3/15/09	700,000	786,045
6.25% 7/15/32	166,000	188,049
6.75% 3/15/31	244,000	291,802
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		8,414,840
U.S. Treasury Obligations - 5.0%
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03	400,000	399,914
U.S. Treasury Bonds:
6.25% 5/15/30	4,145,000	4,960,239
6.625% 2/15/27	50,000	61,770
8% 11/15/21	100,000	139,336

	Principal Amount	Value (Note 1)
U.S. Treasury Notes:
3.375% 4/30/04	$ 1,200,000	$ 1,232,484
5.75% 11/15/05	821,000	907,558
6.5% 2/15/10	1,585,000	1,894,570
6.75% 5/15/05	2,600,000	2,898,696
7% 7/15/06	1,000,000	1,159,414
TOTAL U.S. TREASURY OBLIGATIONS		13,653,981
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $21,253,286)		22,068,821
U.S. Government Agency - Mortgage Securities - 12.6%

Fannie Mae - 9.2%
5.5% 2/1/11	74,911	78,595
5.5% 1/1/18 to 1/14/33 (g)	3,316,552	3,389,803
6% 4/1/09 to 1/1/29	1,718,985	1,795,436
6% 1/1/33 (g)	8,506,419	8,798,815
6.5% 9/1/16 to 8/1/32	6,629,744	6,921,584
6.5% 1/1/33 to 1/14/33 (g)	2,058,531	2,144,089
7% 12/1/24 to 2/1/28	544,098	576,224
7.5% 10/1/26 to 8/1/28	1,298,073	1,382,795
TOTAL FANNIE MAE		25,087,341
Freddie Mac - 0.0%
7.5% 1/1/27	124,546	133,130
Government National Mortgage Association - 3.4%
6% 1/1/33 (g)	1,999,993	2,081,868
6.5% 10/15/27 to 8/15/32	3,227,381	3,394,018
7% 1/15/28 to 7/15/32	1,696,691	1,799,699
7% 1/1/33 (g)	1,500,473	1,589,095
7.5% 6/15/27 to 3/15/28	465,953	498,012
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		9,362,692
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $33,719,076)		34,583,163
Asset-Backed Securities - 1.4%

American Express Credit Account Master Trust:
1.77% 12/15/08 (h)	200,000	199,341
6.1% 12/15/06	200,000	211,526
Capital One Master Trust:
1.79% 4/16/07 (h)	200,000	197,480
5.45% 3/16/09	400,000	432,204
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	$ 60,739	$ 62,525
5.07% 2/15/08	430,000	453,113
Discover Card Master Trust I 5.75% 12/15/08	600,000	656,538
Ford Credit Auto Owner Trust:
5.54% 12/15/05	100,000	104,534
5.71% 9/15/05	90,000	94,485
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	250,066	254,876
5.09% 10/18/06	145,000	151,194
MBNA Credit Card Master Note Trust 5.75% 10/15/08	200,000	218,560
Sears Credit Account Master Trust II:
1.71% 6/16/08 (h)	200,000	199,344
6.75% 9/16/09	365,000	404,192
7.5% 11/15/07	200,000	208,180
TOTAL ASSET-BACKED SECURITIES (Cost $3,635,859)		3,848,092
Commercial Mortgage Securities - 0.9%

CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/14/62	500,000	596,426
Series 1997-C2 Class D, 7.27% 1/17/35	105,000	116,127
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	500,000	599,128
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (h)	120,000	115,050
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	225,000	268,965
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	110,000	102,816
Class C, 4.13% 11/20/37 (f)	110,000	98,175
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	500,000	555,156
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,176,416)		2,451,843
Foreign Government and Government Agency Obligations - 0.4%
	Principal Amount	Value (Note 1)
Chilean Republic:
6.875% 4/28/09	$ 150,000	$ 163,946
7.125% 1/11/12	160,000	181,200
Malaysian Government 7.5% 7/15/11	110,000	127,256
Polish Government 6.25% 7/3/12	225,000	249,750
United Mexican States 9.875% 2/1/10	200,000	245,520
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $860,379)		967,672
Floating Rate Loans - 0.2%

FINANCIALS - 0.2%
Diversified Financials - 0.2%
American Tower LP Tranche B term loan 5.31% 12/31/07 (h)	150,000	138,000
Nextel Finance Co. Tranche D term loan 4.4375% 3/31/09 (h)	350,000	313,250
		451,250
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.1875% 7/21/06 (h)	80,621	79,815
Tranche C term loan 4.4375% 7/21/07 (h)	96,745	95,778
		175,593
TOTAL FLOATING RATE LOANS (Cost $621,594)		626,843
Money Market Funds - 16.9%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $46,245,996)	46,245,996	46,245,996
TOTAL INVESTMENT PORTFOLIO - 106.0% (Cost $293,575,627)	290,199,381
NET OTHER ASSETS - (6.0)%	(16,539,521)
NET ASSETS - 100%	$ 273,659,860
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,415,584 or 2.3% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
Ratings
US Governments	20.6%
AAA, AA, A	6.3
BBB	4.5
BB	3.7
B	3.7
CCC, CC, C	0.9
Equities	49.3
Short-Term and Net Other Assets	11.0
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $344,343,232 and $343,722,604, respectively, of which long-term U.S. government and government agency obligations aggregated $144,521,016 and $141,999,828, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,725 for the period.
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $626,843 or 0.2% of net assets.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $22,278,000 of which $1,350,000, $11,276,000 and $9,652,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $293,575,627) - See accompanying schedule		$ 290,199,381
Cash		37,109
Receivable for fund shares sold		40,545
Dividends receivable		162,543
Interest receivable		1,383,745
Total assets		291,823,323

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 17,893,510
Payable for fund shares redeemed	104,180
Accrued management fee	99,880
Distribution fees payable	5,620
Other payables and accrued expenses	60,273
Total liabilities		18,163,463

Net Assets		$ 273,659,860
Net Assets consist of:
Paid in capital		$ 292,472,031
Undistributed net investment income		8,300,210
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(23,736,455)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,375,926)
Net Assets		$ 273,659,860
Initial Class: Net Asset Value, offering price and redemption price per share ($235,064,090 ÷ 19,331,152 shares)		$ 12.16

Service Class: Net Asset Value, offering price and redemption price per share ($20,019,073 ÷ 1,653,252 shares)		$ 12.11

Service Class 2: Net Asset Value, offering price and redemption price per share ($18,576,697 ÷ 1,541,597 shares)		$ 12.05

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 2,115,625
Interest		7,771,871
Security lending		1,740
Total income		9,889,236

Expenses
Management fee	$ 1,259,629
Transfer agent fees	206,488
Distribution fees	70,268
Accounting and security lending fees	113,454
Non-interested trustees' compensation	1,046
Custodian fees and expenses	22,343
Audit	27,009
Legal	3,219
Miscellaneous	29,206
Total expenses before reductions	1,732,662
Expense reductions	(52,432)	1,680,230
Net investment income (loss)		8,209,006
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,390,685)
Foreign currency transactions	508
Futures contracts	(4,641,262)
Total net realized gain (loss)		(9,031,439)
Change in net unrealized appreciation (depreciation) on: Investment securities	(27,574,460)
Assets and liabilities in foreign currencies	844
Futures contracts	(316,479)
Total change in net unrealized appreciation (depreciation)		(27,890,095)
Net gain (loss)		(36,921,534)
Net increase (decrease) in net assets resulting from operations		$ (28,712,528)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 8,209,006	$ 8,952,487
Net realized gain (loss)	(9,031,439)	(11,271,877)
Change in net unrealized appreciation (depreciation)	(27,890,095)	(2,022,596)
Net increase (decrease) in net assets resulting from operations	(28,712,528)	(4,341,986)
Distributions to shareholders from net investment income	(8,837,001)	(10,202,857)
Share transactions - net increase (decrease)	4,349,125	38,243,415
Total increase (decrease) in net assets	(33,200,404)	23,698,572

Net Assets
Beginning of period	306,860,264	283,161,692
End of period (including undistributed net investment income of $8,300,210 and undistributed net investment income of $8,952,853, respectively)	$ 273,659,860	$ 306,860,264
Other Information: Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	3,458,033	233,061	650,930
Reinvested	586,697	54,643	37,261
Redeemed	(4,004,430)	(497,329)	(380,772)
Net increase (decrease)	40,300	(209,625)	307,419

Dollars Sold	$ 44,057,181	$ 3,005,489	$ 8,292,512
Reinvested	7,644,656	709,812	482,533
Redeemed	(49,132,561)	(6,145,338)	(4,565,159)
Net increase (decrease)	$ 2,569,276	$ (2,430,037)	$ 4,209,886

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	4,491,272	478,642	997,411
Reinvested	636,973	66,778	14,524
Redeemed	(3,194,837)	(597,940)	(111,657)
Net increase (decrease)	1,933,408	(52,520)	900,278

Dollars Sold	$ 61,013,674	$ 6,436,065	$ 13,467,721
Reinvested	9,051,388	946,241	205,228
Redeemed	(43,357,523)	(8,040,756)	(1,478,623)
Net increase (decrease)	$ 26,707,539	$ (658,450)	$ 12,194,326

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 7,644,656	$ 709,812	$ 482,533

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 9,051,388	$ 946,241	$ 205,228

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.72	$ 14.45	$ 16.00	$ 16.11	$ 14.58
Income from Investment Operations
Net investment income (loss) C	.36	.42	.48	.45	.44
Net realized and unrealized gain (loss)	(1.53)	(.63)	(1.15)	.24	2.00
Total from investment operations	(1.17)	(.21)	(.67)	.69	2.44
Distributions from net investment income	(.39)	(.52)	(.48)	(.37)	(.36)
Distributions from net realized gain	-	-	(.35)	(.43)	(.55)
Distributions in excess of net realized gain	-	-	(.05)	-	-
Total distributions	(.39)	(.52)	(.88)	(.80)	(.91)
Net asset value, end of period	$ 12.16	$ 13.72	$ 14.45	$ 16.00	$ 16.11
Total Return A, B	(8.72)%	(1.58)%	(4.30)%	4.55%	17.64%
Ratios to Average Net Assets D
Expenses before expense reductions	.57%	.57%	.58%	.57%	.59%
Expenses net of voluntary waivers, if any	.57%	.57%	.58%	.57%	.59%
Expenses net of all reductions	.55%	.55%	.56%	.55%	.58%
Net investment income (loss)	2.84%	3.11%	3.18%	2.87%	2.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 235,064	$ 264,608	$ 250,802	$ 325,371	$ 307,681
Portfolio turnover rate	134%	126%	126%	108%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.66	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Income from Investment Operations
Net investment income (loss) C	.34	.41	.46	.43	.41
Net realized and unrealized gain (loss)	(1.51)	(.64)	(1.14)	.24	1.98
Total from investment operations	(1.17)	(.23)	(.68)	.67	2.39
Distributions from net investment income	(.38)	(.50)	(.47)	(.37)	(.36)
Distributions from net realized gain	-	-	(.35)	(.43)	(.55)
Distributions in excess of net realized gain	-	-	(.05)	-	-
Total distributions	(.38)	(.50)	(.87)	(.80)	(.91)
Net asset value, end of period	$ 12.11	$ 13.66	$ 14.39	$ 15.94	$ 16.07
Total Return A, B	(8.75)%	(1.72)%	(4.38)%	4.43%	17.27%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.67%	.68%	.67%	.70%
Expenses net of voluntary waivers, if any	.67%	.67%	.68%	.67%	.70%
Expenses net of all reductions	.65%	.65%	.66%	.66%	.69%
Net investment income (loss)	2.74%	3.01%	3.08%	2.77%	2.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,019	$ 25,455	$ 27,563	$ 27,054	$ 9,562
Portfolio turnover rate	134%	126%	126%	108%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.61	$ 14.37	$ 15.59
Income from Investment Operations
Net investment income (loss) E	.32	.38	.40
Net realized and unrealized gain (loss)	(1.51)	(.63)	(.75)
Total from investment operations	(1.19)	(.25)	(.35)
Distributions from net investment income	(.37)	(.51)	(.47)
Distributions from net realized gain	-	-	(.35)
Distributions in excess of net realized gain	-	-	(.05)
Total distributions	(.37)	(.51)	(.87)
Net asset value, end of period	$ 12.05	$ 13.61	$ 14.37
Total Return B, C, D	(8.93)%	(1.87)%	(2.37)%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.83%	.85% A
Expenses net of voluntary waivers, if any	.83%	.83%	.85% A
Expenses net of all reductions	.81%	.81%	.83% A
Net investment income (loss)	2.58%	2.85%	2.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,577	$ 16,798	$ 4,797
Portfolio turnover rate	134%	126%	126%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Initial Class	-16.61%	0.74%	4.95%
S&P 500®	-22.10%	-0.59%	4.09%
Variable Annuity Growth & Income Funds Average	-20.11%	-0.58%	n/a*
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class on December 31, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Louis Salemy, Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the one-year period that ended December 31, 2002, the fund outperformed both the Standard & Poor's 500 Index, which fell 22.10%, and the variable annuity growth & income funds average tracked by Lipper Inc., which dropped 20.11%.

Q. How did the fund beat its benchmarks in this difficult market?

A. It was more about missing a lot of the disasters than it was hitting home runs. To begin with, I maintained very little exposure to the downturn in technology stocks, which helped a lot. To me, the earnings expectations and valuations of tech firms were still too high, given a backdrop of weak capital spending and no major breakthrough technologies, such as the Internet, to drive another growth wave. While such prominent hardware names as Intel, IBM and Texas Instruments rallied with the rest of the sector during the fourth quarter, not owning them for the year was quite positive overall versus the index. Also key was avoiding other groups plagued by overcapacity, such as utilities, as well as owning the right telecommunication services stocks - namely wireless provider Nextel.

Q. What other strategies were helpful to performance?

A. It was tough finding many solid companies that were attractively priced and had good sustainable earnings growth. That said, I held more-concentrated positions in a mix of both cyclical and stable-growth stocks that I felt could help us do well in any economic environment. In addition, I maintained an above-average weighting in cash, which helped shelter us somewhat from falling equity markets. On the cyclical side, I avoided poor-performing traditional value names and instead used price declines to become more aggressive in such brokerage houses as Morgan Stanley and Merrill Lynch, which stood to benefit from an economic recovery. While we were early with these stocks, as capital markets activity remained weak, they still held up relatively well due to improved profit margins and earnings power.

Q. How did the fund's stable-growth stocks perform?

A. This part of the fund worked well. We benefited in consumer discretionary by owning good growth stories in media, most notably advertising company Omnicom Group and satellite TV provider EchoStar Communications. Raising exposure to select consumer staples - including Gillette - also paid off, as did our emphasis on some defensive financials.

Q. What moves disappointed?

A. One part of my cyclical strategy that didn't pan out was the fund's holdings in regional Bell operating company BellSouth, which suffered despite the solid management of its business during the economic downturn. Additionally, while we missed the period's biggest blowup, WorldCom, we did own a couple of stocks that suffered from corporate scandals and credit-quality downgrades, namely Tyco International and Adelphia Communications, both of which I've since sold. The fund's positioning in health care also detracted, as we held poor-performing biotechnology stock Amgen, while not owning many of the large-cap pharmaceutical stocks that bounced back on faster new drug approvals. While I was concerned about the growth outlook for drug stocks, the same was true for regional banks. However, not having enough banks in the portfolio hurt, as the group benefited from lower interest rates and better credit-risk management. Finally, Home Depot was a laggard on the retailing front, while Microsoft - the only tech stock I overweighted during the period - detracted despite being one of the few large-cap tech companies whose earnings didn't disappoint.

Q. What's your outlook, Louis?

A. I'm still cautious, as valuations in several industries are now less attractive following the recent run-up in the market. The ability of many companies - particularly within technology and health care - to grow their earnings going forward also remains a challenge. Paralysis in the capital markets has cast a pall over the entire economy, making it difficult for many firms to refinance and pay down debt, or even fund their businesses. We'll need to see some improvement here before the economy can begin growing again. Until then, I'll try to manage the fund for any economic environment through a balance of growth cyclicals and "Steady Eddies" that I feel can consistently increase their earnings power over time.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of December 31, 2002, more than
$1.0 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	5.2
Omnicom Group, Inc.	5.0
Morgan Stanley	4.8
Merrill Lynch & Co., Inc.	4.4
BellSouth Corp.	4.2
23.6
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	22.7
Consumer Discretionary	21.3
Consumer Staples	11.2
Telecommunication Services	8.7
Industrials	7.1
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks	81.2%
Bonds	3.1%
Short-Term Investments and Net Other Assets	15.7%

* Foreign investments	0.7%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 81.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 19.6%
Media - 12.0%
Comcast Corp. Class A (special) (a)	323,100	$ 7,298,829
E.W. Scripps Co. Class A	252,100	19,399,095
EchoStar Communications Corp. Class A (a)	1,543,200	34,351,632
Omnicom Group, Inc.	797,200	51,499,120
Pegasus Communications Corp. Class A (a)	1,415,100	1,853,781
Walt Disney Co.	571,600	9,322,796
		123,725,253
Multiline Retail - 5.3%
Kohl's Corp. (a)	345,800	19,347,510
Wal-Mart Stores, Inc.	694,800	35,094,348
		54,441,858
Specialty Retail - 1.6%
Hollywood Entertainment Corp. (a)	533,800	8,060,380
Home Depot, Inc.	364,200	8,726,232
		16,786,612
Textiles Apparel & Luxury Goods - 0.7%
Liz Claiborne, Inc.	234,900	6,964,785
TOTAL CONSUMER DISCRETIONARY		201,918,508
CONSUMER STAPLES - 11.2%
Beverages - 1.0%
The Coca-Cola Co.	233,500	10,231,970
Food & Drug Retailing - 0.9%
Walgreen Co.	319,400	9,323,286
Food Products - 0.8%
McCormick & Co., Inc. (non-vtg.)	357,100	8,284,720
Household Products - 2.3%
Colgate-Palmolive Co.	235,600	12,352,508
Kimberly-Clark Corp.	229,500	10,894,365
		23,246,873
Personal Products - 5.2%
Gillette Co.	1,757,500	53,357,699
Tobacco - 1.0%
Philip Morris Companies, Inc.	259,160	10,503,755
TOTAL CONSUMER STAPLES		114,948,303
ENERGY - 2.8%
Oil & Gas - 2.8%
Exxon Mobil Corp.	815,856	28,506,009
FINANCIALS - 22.7%
Banks - 4.7%
Bank One Corp.	174,400	6,374,320
Wells Fargo & Co.	894,400	41,920,528
		48,294,848

	Shares	Value (Note 1)
Diversified Financials - 14.6%
Fannie Mae	265,300	$ 17,066,749
Freddie Mac	575,532	33,985,165
Goldman Sachs Group, Inc.	67,000	4,562,700
Merrill Lynch & Co., Inc.	1,201,500	45,596,925
Morgan Stanley	1,247,900	49,816,168
		151,027,707
Insurance - 3.4%
Allstate Corp.	244,500	9,044,055
American International Group, Inc.	346,005	20,016,389
PartnerRe Ltd.	109,500	5,674,290
		34,734,734
TOTAL FINANCIALS		234,057,289
HEALTH CARE - 5.5%
Biotechnology - 1.6%
Amgen, Inc. (a)	337,500	16,314,750
Health Care Equipment & Supplies - 0.8%
Advanced Medical Optics, Inc. (a)	1	12
Medtronic, Inc.	190,300	8,677,680
		8,677,692
Pharmaceuticals - 3.1%
Allergan, Inc.	123,100	7,093,022
Bristol-Myers Squibb Co.	105,200	2,435,380
Pfizer, Inc.	718,700	21,970,659
		31,499,061
TOTAL HEALTH CARE		56,491,503
INDUSTRIALS - 7.1%
Aerospace & Defense - 1.7%
Lockheed Martin Corp.	111,700	6,450,675
Northrop Grumman Corp.	79,300	7,692,100
United Technologies Corp.	56,600	3,505,804
		17,648,579
Airlines - 0.5%
Mesaba Holdings, Inc. (a)	421,100	2,577,132
Southwest Airlines Co.	173,600	2,413,040
		4,990,172
Building Products - 0.5%
American Standard Companies, Inc. (a)	78,500	5,584,490
Commercial Services & Supplies - 1.4%
Avery Dennison Corp.	66,400	4,055,712
First Data Corp.	294,500	10,428,245
		14,483,957
Industrial Conglomerates - 3.0%
General Electric Co.	1,252,700	30,503,245
TOTAL INDUSTRIALS		73,210,443
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 5.0%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	893,200	$ 11,700,920
Nokia Corp. sponsored ADR	27,000	418,500
		12,119,420
Computers & Peripherals - 0.1%
Lexmark International, Inc. Class A (a)	13,500	816,750
Software - 3.7%
Microsoft Corp. (a)	739,900	38,252,830
TOTAL INFORMATION TECHNOLOGY		51,189,000
MATERIALS - 0.0%
Chemicals - 0.0%
Praxair, Inc.	2,300	132,871
Containers & Packaging - 0.0%
Ball Corp.	6	307
TOTAL MATERIALS		133,178
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 6.8%
BellSouth Corp.	1,680,600	43,477,122
SBC Communications, Inc.	409,130	11,091,514
Verizon Communications, Inc.	402,400	15,593,000
		70,161,636
Wireless Telecommunication Services - 0.5%
Nextel Communications, Inc. Class A (a)	429,900	4,965,345
TOTAL TELECOMMUNICATION SERVICES		75,126,981
TOTAL COMMON STOCKS (Cost $952,641,235)		835,581,214
Corporate Bonds - 3.1%
	Principal Amount
Convertible Bonds - 1.7%
CONSUMER DISCRETIONARY - 1.7%
Media - 1.7%
EchoStar Communications Corp.:
5.75% 5/15/08 (c)	$ 18,830,000	17,041,150
5.75% 5/15/08	300,000	273,000
		17,314,150

	Principal Amount	Value (Note 1)
Nonconvertible Bonds - 1.4%
TELECOMMUNICATION SERVICES - 1.4%
Wireless Telecommunication Services - 1.4%
Nextel Communications, Inc.:
9.375% 11/15/09	$ 8,080,000	$ 7,312,400
9.5% 2/1/11	7,525,000	6,772,500
		14,084,900
TOTAL CORPORATE BONDS (Cost $30,161,828)		31,399,050
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (Cost $1,499,424)	1,500,000	1,499,676
Money Market Funds - 15.5%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $160,030,333)	160,030,333	160,030,333
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $1,144,332,820)		1,028,510,273
NET OTHER ASSETS - 0.1%		663,213
NET ASSETS - 100%		$ 1,029,173,486
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,041,150 or 1.7% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $405,999,716 and $412,767,717, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27,358 for the period.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $156,531,000 of which $49,149,000 and $107,382,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $1,144,332,820) - See accompanying schedule		$ 1,028,510,273
Receivable for fund shares sold		296,078
Dividends receivable		979,582
Interest receivable		722,617
Other receivables		5,404
Total assets		1,030,513,954

Liabilities
Payable for fund shares redeemed	$ 775,135
Accrued management fee	422,728
Distribution fees payable	50,309
Other payables and accrued expenses	92,296
Total liabilities		1,340,468

Net Assets		$ 1,029,173,486
Net Assets consist of:
Paid in capital		$ 1,292,053,884
Undistributed net investment income		13,960,647
Accumulated undistributed net realized gain (loss) on investments		(161,018,498)
Net unrealized appreciation (depreciation) on investments		(115,822,547)
Net Assets		$ 1,029,173,486

Initial Class: Net Asset Value, offering price and redemption price per share ($638,123,763 ÷ 58,752,003 shares)		$ 10.86

Service Class: Net Asset Value, offering price and redemption price per share ($250,160,114 ÷ 23,167,805 shares)		$ 10.80

Service Class 2: Net Asset Value, offering price and redemption price per share ($140,889,609 ÷ 13,131,919 shares)		$ 10.73

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 12,546,729
Interest		8,502,499
Security lending		4,636
Total income		21,053,864

Expenses
Management fee	$ 5,399,250
Transfer agent fees	773,176
Distribution fees	532,749
Accounting and security lending fees	282,366
Non-interested trustees' compensation	4,032
Custodian fees and expenses	16,588
Audit	31,741
Legal	13,641
Reports to shareholders	100,808
Miscellaneous	8,375
Total expenses before reductions	7,162,726
Expense reductions	(142,132)	7,020,594
Net investment income (loss)		14,033,270
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(97,687,550)
Futures contracts	(8,266,772)
Total net realized gain (loss)		(105,954,322)
Change in net unrealized appreciation (depreciation) on: Investment securities	(122,151,854)
Futures contracts	(1,067,223)
Total change in net unrealized appreciation (depreciation)		(123,219,077)
Net gain (loss)		(229,173,399)
Net increase (decrease) in net assets resulting from operations		$ (215,140,129)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,033,270	$ 15,617,953
Net realized gain (loss)	(105,954,322)	(55,343,155)
Change in net unrealized appreciation (depreciation)	(123,219,077)	(73,235,701)
Net increase (decrease) in net assets resulting from operations	(215,140,129)	(112,960,903)
Distributions to shareholders from net investment income	(15,060,404)	(15,500,793)
Distributions to shareholders from net realized gain	-	(50,237,278)
Total distributions	(15,060,404)	(65,738,071)
Share transactions - net increase (decrease)	8,584,266	192,076,906
Total increase (decrease) in net assets	(221,616,267)	13,377,932

Net Assets
Beginning of period	1,250,789,753	1,237,411,821
End of period (including undistributed net investment income of $13,960,647 and undistributed net investment income of $15,180,119, respectively)	$ 1,029,173,486	$ 1,250,789,753
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	5,547,232	3,741,835	8,546,664
Reinvested	858,112	262,919	83,941
Redeemed	(15,376,984)	(2,273,174)	(1,333,545)
Net increase (decrease)	(8,971,640)	1,731,580	7,297,060
Dollars
Sold	$ 65,703,944	$ 44,246,058	$ 98,819,591
Reinvested	10,743,568	3,275,965	1,040,871
Redeemed	(175,367,574)	(25,009,314)	(14,868,843)
Net increase (decrease)	$ (98,920,062)	$ 22,512,709	$ 84,991,619

Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	8,754,467	7,628,976	5,096,985
Reinvested	3,712,724	812,593	60,117
Redeemed	(11,004,137)	(1,028,965)	(181,025)
Net increase (decrease)	1,463,054	7,412,604	4,976,077
Dollars
Sold	$ 118,081,480	$ 102,324,030	$ 66,757,918
Reinvested	53,277,595	11,603,819	856,657
Redeemed	(145,071,678)	(13,471,861)	(2,281,054)
Net increase (decrease)	$ 26,287,397	$ 100,455,988	$ 65,333,521

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,743,568	$ 3,275,965	$ 1,040,871
From net realized gain	-	-	-
Total	$ 10,743,568	$ 3,275,965	$ 1,040,871
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 12,653,429	$ 2,643,908	$ 203,456
From net realized gain	40,624,166	8,959,911	653,201
Total	$ 53,277,595	$ 11,603,819	$ 856,657

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.19	$ 15.26	$ 17.30	$ 16.15	$ 12.53
Income from Investment Operations
Net investment income (loss) C	.15	.18	.20	.18	.15
Net realized and unrealized gain (loss)	(2.32)	(1.45)	(.81)	1.27	3.54
Total from investment operations	(2.17)	(1.27)	(.61)	1.45	3.69
Distributions from net investment income	(.16)	(.19)	(.19)	(.10)	-
Distributions from net realized gain	-	(.61)	(1.24)	(.20)	(.07)
Total distributions	(.16)	(.80)	(1.43)	(.30)	(.07)
Net asset value, end of period	$ 10.86	$ 13.19	$ 15.26	$ 17.30	$ 16.15
Total Return A,B	(16.61)%	(8.75)%	(3.62)%	9.17%	29.59%
Ratios to Average Net Assets D
Expenses before expense reductions	.59%	.58%	.58%	.60%	.61%
Expenses net of voluntary waivers, if any	.59%	.58%	.58%	.60%	.61%
Expenses net of all reductions	.58%	.56%	.57%	.59%	.60%
Net investment income (loss)	1.30%	1.34%	1.26%	1.08%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 638,124	$ 893,359	$ 1,011,393	$ 1,259,396	$ 1,141,806
Portfolio turnover rate	43%	58%	72%	58%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.12	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Income from Investment Operations
Net investment income (loss) C	.14	.16	.18	.16	.15
Net realized and unrealized gain (loss)	(2.31)	(1.44)	(.80)	1.27	3.50
Total from investment operations	(2.17)	(1.28)	(.62)	1.43	3.65
Distributions from net investment income	(.15)	(.18)	(.19)	(.10)	-
Distributions from net realized gain	-	(.61)	(1.24)	(.20)	(.07)
Total distributions	(.15)	(.79)	(1.43)	(.30)	(.07)
Net asset value, end of period	$ 10.80	$ 13.12	$ 15.19	$ 17.24	$ 16.11
Total Return A,B	(16.69)%	(8.85)%	(3.69)%	9.06%	29.27%
Ratios to Average Net Assets D
Expenses before expense reductions	.69%	.68%	.69%	.70%	.71%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.70%	.71%
Expenses net of all reductions	.68%	.66%	.68%	.69%	.70%
Net investment income (loss)	1.20%	1.24%	1.16%	.98%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 250,160	$ 281,194	$ 212,994	$ 95,600	$ 18,375
Portfolio turnover rate	43%	58%	72%	58%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 15.17	$ 16.94
Income from Investment Operations
Net investment income (loss) E	.12	.14	.15
Net realized and unrealized gain (loss)	(2.30)	(1.44)	(.49)
Total from investment operations	(2.18)	(1.30)	(.34)
Distributions from net investment income	(.16)	(.19)	(.19)
Distributions from net realized gain	-	(.61)	(1.24)
Total distributions	(.16)	(.80)	(1.43)
Net asset value, end of period	$ 10.73	$ 13.07	$ 15.17
Total Return B,C,D	(16.84)%	(9.01)%	(2.11)%
Ratios to Average Net Assets G
Expenses before expense reductions	.85%	.84%	.85% A
Expenses net of voluntary waivers, if any	.85%	.84%	.85% A
Expenses net of all reductions	.84%	.82%	.84% A
Net investment income (loss)	1.05%	1.08%	1.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,890	$ 76,237	$ 13,025
Portfolio turnover rate	43%	58%	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Growth Opportunities - Initial Class	-21.84%	-6.34%	4.92%
S&P 500 ®	-22.10%	-0.59%	10.31%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	n/a*
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Initial Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform, Bettina?

A. For the 12-month period ending December 31, 2002, the fund slightly outperformed the Standard & Poor's 500 Index, which fell 22.10% for the year, and it soundly beat the 25.44% decline of the variable annuity growth funds average tracked by Lipper Inc. Against the backdrop of three straight years of declines for the equity market, this performance reflects a subpar return on an absolute basis, although the fund did beat the performance of its benchmarks.

Q. As you mentioned, the stock market has struggled for nearly three years now. What was your approach entering the period, and what were your successes and disappointments?

A. Obviously, the overriding disappointment was the fund's negative return. While I outperformed my competitors, reporting an absolute loss for another year is disheartening. In hindsight, the fund's move toward a defensive stance reflecting serious concerns about corporate profitability was right. Executing that strategy, however, proved to be much more difficult than anticipated, as traditionally defensive sectors - including health care and regional Bell operating companies (RBOCs) - had a dismal 12 months. Generally, the search for dependable earnings growers was a challenging proposition during the past year. Specifically, underweighting technology was a positive contributor to the fund's performance. Underweighting the RBOCs also worked out well. However, stock selection within pharmaceuticals proved to be one of the more disappointing ventures for the fund during the past year.

Q. With all the high-profile blow-ups of 2002 - including Tyco International and WorldCom, among others - did you manage to sidestep these land mines?

A. I avoided most of the disasters, but not all of them. Avoiding WorldCom, Electronic Data Systems (EDS) and Nortel was a definite plus, although I did buy some EDS late in the period after the stock had been beaten down to what I felt was an attractive valuation. With the October/November rally in tech, EDS actually was a positive contributor to the fund's absolute and relative return. Tyco, however, was in the portfolio when that story began to unravel. Despite the fact that I significantly reduced this position before the stock completely collapsed, Tyco took a heavy toll on the fund's performance. In addition to the headline-grabbing cases of corporate fraud, the past year will be remembered for the number of business models that failed due to lack of volume, increased pricing pressures and misaligned cost structures.

Q. What other stocks proved to be disappointments?

A. As I mentioned before, a number of the fund's drug holdings fared poorly. Wyeth's largest product franchise came under scrutiny as new studies raised concerns about negative side effects, thus raising questions about the company's earnings growth rate. Baxter failed to achieve its lofty earnings growth goals as one of its key markets slowed. Sepracor declined precipitously when the biotechnology firm encountered issues in its product pipeline. With biotech companies, the risk/reward is high, as you're betting on the future value of developments in the pipeline. If something falls out or gets delayed, as it did with Sepracor, it does incredible damage to the stock price. Lastly, Pfizer, the fund's third-largest holding at the end of the period, was a detractor, in part due to the pall cast over the entire pharmaceutical industry, but also because its plan to acquire Pharmacia was greeted less than enthusiastically by the market. The fund no longer holds Baxter or Sepracor.

Q. What stocks performed well?

A. Moving through the second quarter of this calendar year, the fund's media stocks started to perform better. The investment thesis for the media holdings was that, historically, advertising "spend" has grown well, with few down years, and that a rebound in advertising spend would result in strong earnings growth for the respective companies. In other words, media stocks appeared to be a good way to get some cyclical exposure for the fund. As it turned out, ad spend did pick up and the fund's media holdings, most notably Viacom and Fox Entertainment, were positive contributors to performance. Elsewhere, Forest Labs was one health care pick that worked based on the company's string of successful product introductions in 2002. Merrill Lynch was another winner, and one of several of the fund's stocks that did well in large part because of well-managed restructurings. Viacom, Gillette, Coca-Cola and Amazon.com also have made significant progress in improving their business models.

Q. What's your outlook, Bettina? Can we escape a fourth straight year of declines in the market?

A. I can't predict the future, but I do feel more optimistic about 2003. I think we're starting to see the signs that are typical of a cyclical bottom. Companies are restructuring, consumers are retrenching, capital spending appears to be bottoming, and merger and acquisition activity is picking up. Along with the slow earnings recovery that seemed to be underway at period end, these factors could make for a better year in 2003.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to provide capital growth

Start date: January 3, 1995

Size: as of December 31, 2002, more than
$633 million

Manager: Bettina Doulton, since 2000; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	3.9
Citigroup, Inc.	3.6
Pfizer, Inc.	3.0
Freddie Mac	3.0
The Coca-Cola Co.	2.8
16.3
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	16.7
Consumer Discretionary	16.3
Health Care	15.2
Information Technology	11.4
Consumer Staples	10.6
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	96.0%
Short-Term Investments and Net Other Assets	4.0%
* Foreign investments	4.3%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 86.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.3%
Hotels, Restaurants & Leisure - 0.8%
Marriott International, Inc. Class A	19,100	$ 627,817
McDonald's Corp.	25,900	416,472
Panera Bread Co. Class A (a)	31,100	1,082,591
Starwood Hotels & Resorts Worldwide, Inc. unit	139,000	3,299,860
		5,426,740
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (a)	115,500	2,181,795
Leisure Equipment & Products - 0.1%
Eastman Kodak Co.	20,100	704,304
Media - 8.9%
AOL Time Warner, Inc. (a)	466,700	6,113,770
Clear Channel Communications, Inc. (a)	75,500	2,815,395
Comcast Corp.:
Class A (a)	24,359	574,142
Class A (special) (a)	165,600	3,740,904
Fox Entertainment Group, Inc. Class A (a)	465,900	12,080,787
McGraw-Hill Companies, Inc.	6,400	386,816
Meredith Corp.	30,200	1,241,522
News Corp. Ltd. ADR	97,900	2,569,875
Omnicom Group, Inc.	35,500	2,293,300
Univision Communications, Inc. Class A (a)	202,400	4,958,800
Viacom, Inc.:
Class A (a)	21,800	889,658
Class B (non-vtg.) (a)	423,420	17,258,599
Walt Disney Co.	75,700	1,234,667
		56,158,235
Multiline Retail - 3.1%
Costco Wholesale Corp. (a)	65,700	1,843,542
JCPenney Co., Inc.	96,400	2,218,164
Kohl's Corp. (a)	112,600	6,299,970
Target Corp.	53,600	1,608,000
Wal-Mart Stores, Inc.	146,600	7,404,766
		19,374,442
Specialty Retail - 2.2%
Best Buy Co., Inc. (a)	35,500	857,325
Home Depot, Inc.	126,800	3,038,128
Lowe's Companies, Inc.	141,300	5,298,750
RadioShack Corp.	43,300	811,442
Staples, Inc. (a)	208,000	3,806,400
		13,812,045
Textiles Apparel & Luxury Goods - 0.9%
Adidas-Salomon AG	35,187	3,040,395
Coach, Inc. (a)	54,100	1,780,972
NIKE, Inc. Class B	20,100	893,847
		5,715,214
TOTAL CONSUMER DISCRETIONARY		103,372,775

	Shares	Value (Note 1)
CONSUMER STAPLES - 10.6%
Beverages - 3.5%
Pepsi Bottling Group, Inc.	43,600	$ 1,120,520
PepsiCo, Inc.	80,400	3,394,488
The Coca-Cola Co.	397,500	17,418,450
		21,933,458
Food Products - 1.0%
Dean Foods Co. (a)	95,000	3,524,500
Kraft Foods, Inc. Class A	23,300	907,069
The J.M. Smucker Co.	378	15,048
Tyson Foods, Inc. Class A	145,300	1,630,266
		6,076,883
Household Products - 0.7%
Colgate-Palmolive Co.	70,400	3,691,072
Procter & Gamble Co.	10,820	929,871
		4,620,943
Personal Products - 4.1%
Avon Products, Inc.	23,222	1,250,969
Gillette Co.	807,770	24,523,893
		25,774,862
Tobacco - 1.3%
Philip Morris Companies, Inc.	206,820	8,382,415
TOTAL CONSUMER STAPLES		66,788,561
ENERGY - 5.7%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	88,100	2,835,939
Cooper Cameron Corp. (a)	38,500	1,918,070
Helmerich & Payne, Inc.	25,200	703,332
Schlumberger Ltd. (NY Shares)	212,100	8,927,289
		14,384,630
Oil & Gas - 3.4%
BP PLC sponsored ADR	115,790	4,706,864
ChevronTexaco Corp.	61,100	4,061,928
ConocoPhillips	53,530	2,590,317
Exxon Mobil Corp.	301,400	10,530,916
		21,890,025
TOTAL ENERGY		36,274,655
FINANCIALS - 16.7%
Banks - 0.5%
Bank of America Corp.	30,600	2,128,842
Bank One Corp.	31,700	1,158,635
		3,287,477
Diversified Financials - 13.9%
American Express Co.	124,700	4,408,145
Charles Schwab Corp.	226,500	2,457,525
Citigroup, Inc.	651,107	22,912,455
Fannie Mae	196,200	12,621,546
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Freddie Mac	317,700	$ 18,760,185
Investment Technology Group, Inc. (a)	32,750	732,290
Lehman Brothers Holdings, Inc.	10,100	538,229
Merrill Lynch & Co., Inc.	291,300	11,054,835
Morgan Stanley	276,300	11,029,896
SLM Corp.	25,400	2,638,044
Stilwell Financial, Inc.	81,500	1,065,205
		88,218,355
Insurance - 2.3%
American International Group, Inc.	209,162	12,100,022
Aon Corp.	30,600	578,034
Travelers Property Casualty Corp.:
Class A	65,709	962,637
Class B (a)	60,423	885,197
		14,525,890
TOTAL FINANCIALS		106,031,722
HEALTH CARE - 15.2%
Biotechnology - 0.7%
Celgene Corp. (a)	48,900	1,049,883
IDEC Pharmaceuticals Corp. (a)	87,900	2,915,643
Vertex Pharmaceuticals, Inc. (a)	28,000	443,800
		4,409,326
Health Care Equipment & Supplies - 4.2%
Alcon, Inc.	98,400	3,881,880
Becton, Dickinson & Co.	159,800	4,904,262
Boston Scientific Corp. (a)	141,200	6,003,824
C.R. Bard, Inc.	44,200	2,563,600
Medtronic, Inc.	109,700	5,002,320
St. Jude Medical, Inc. (a)	81,980	3,256,246
Zimmer Holdings, Inc. (a)	29,550	1,226,916
		26,839,048
Health Care Providers & Services - 0.0%
Cardinal Health, Inc.	4,905	290,327
Pharmaceuticals - 10.3%
Abbott Laboratories	139,830	5,593,200
Allergan, Inc.	9,900	570,438
Barr Laboratories, Inc. (a)	29,300	1,907,137
Bristol-Myers Squibb Co.	41,400	958,410
Eli Lilly & Co.	50,200	3,187,700
Forest Laboratories, Inc. (a)	20,700	2,033,154
Johnson & Johnson	141,700	7,610,707
Merck & Co., Inc.	250,100	14,158,161
Novartis AG sponsored ADR	51,600	1,895,268
Pfizer, Inc.	626,093	19,139,663

	Shares	Value (Note 1)
Schering-Plough Corp.	121,600	$ 2,699,520
Wyeth	139,000	5,198,600
		64,951,958
TOTAL HEALTH CARE		96,490,659
INDUSTRIALS - 6.3%
Aerospace & Defense - 0.3%
Lockheed Martin Corp.	10,370	598,868
Northrop Grumman Corp.	10,300	999,100
		1,597,968
Air Freight & Logistics - 0.3%
FedEx Corp.	40,800	2,212,176
Airlines - 0.8%
Alaska Air Group, Inc. (a)	20,700	448,155
Delta Air Lines, Inc.	61,200	740,520
Southwest Airlines Co.	267,450	3,717,555
		4,906,230
Commercial Services & Supplies - 1.2%
First Data Corp.	113,700	4,026,117
Paychex, Inc.	107,023	2,985,942
Robert Half International, Inc. (a)	20,200	325,422
		7,337,481
Industrial Conglomerates - 2.9%
3M Co.	10,100	1,245,330
General Electric Co.	637,250	15,517,038
Tyco International Ltd.	100,800	1,721,664
		18,484,032
Machinery - 0.3%
Danaher Corp.	31,100	2,043,270
Road & Rail - 0.5%
CSX Corp.	34,290	970,750
Kansas City Southern (a)	70,900	850,800
Union Pacific Corp.	19,740	1,181,834
		3,003,384
TOTAL INDUSTRIALS		39,584,541
INFORMATION TECHNOLOGY - 11.4%
Communications Equipment - 2.3%
Cisco Systems, Inc. (a)	566,060	7,415,386
Juniper Networks, Inc. (a)	144,700	983,960
Motorola, Inc.	503,800	4,357,870
Nokia Corp. sponsored ADR	118,100	1,830,550
		14,587,766
Computers & Peripherals - 1.4%
Dell Computer Corp. (a)	288,500	7,714,490
EMC Corp. (a)	100,400	616,456
Hewlett-Packard Co.	41,300	716,968
		9,047,914
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	45,200	$ 811,792
Diebold, Inc.	24,400	1,005,768
		1,817,560
Internet Software & Services - 0.9%
Overture Services, Inc. (a)	25,800	704,598
Yahoo!, Inc. (a)	284,000	4,643,400
		5,347,998
IT Consulting & Services - 0.2%
Electronic Data Systems Corp.	61,700	1,137,131
Semiconductor Equipment & Products - 3.2%
Analog Devices, Inc. (a)	115,200	2,749,824
Applied Materials, Inc. (a)	78,200	1,018,946
Intel Corp.	234,310	3,648,207
KLA-Tencor Corp. (a)	8,600	304,182
LAM Research Corp. (a)	42,800	462,240
Marvell Technology Group Ltd. (a)	51,700	975,062
Micron Technology, Inc. (a)	103,100	1,004,194
National Semiconductor Corp. (a)	168,500	2,529,185
NVIDIA Corp. (a)	51,100	588,161
Teradyne, Inc. (a)	53,100	690,831
Texas Instruments, Inc.	334,700	5,023,847
Xilinx, Inc. (a)	74,100	1,526,460
		20,521,139
Software - 3.1%
Adobe Systems, Inc.	74,800	1,855,115
Microsoft Corp. (a)	316,900	16,383,730
Quest Software, Inc. (a)	46,718	481,663
VERITAS Software Corp. (a)	66,800	1,043,416
		19,763,924
TOTAL INFORMATION TECHNOLOGY		72,223,432
MATERIALS - 1.4%
Chemicals - 1.1%
Dow Chemical Co.	80,700	2,396,790
E.I. du Pont de Nemours & Co.	35,100	1,488,240
Monsanto Co.	31,000	596,750
Praxair, Inc.	38,700	2,235,699
		6,717,479
Metals & Mining - 0.3%
Alcoa, Inc.	90,300	2,057,034
TOTAL MATERIALS		8,774,513
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.2%
AT&T Corp.	15,060	393,217
BellSouth Corp.	204,100	5,280,067

	Shares	Value (Note 1)
SBC Communications, Inc.	74,760	$ 2,026,744
Verizon Communications, Inc.	165,900	6,428,625
		14,128,653
Wireless Telecommunication Services - 0.2%
Sprint Corp. - PCS Group Series 1 (a)	248,400	1,087,992
TOTAL TELECOMMUNICATION SERVICES		15,216,645
TOTAL COMMON STOCKS (Cost $567,134,571)		544,757,503
U.S. Treasury Obligations - 0.7%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.2% to 1.54% 1/9/03 to 2/27/03 (c) (Cost $4,396,924)	$ 4,400,000	4,397,648
Money Market Funds - 13.9%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	85,555,463	85,555,463
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	2,310,000	2,310,000
TOTAL MONEY MARKET FUNDS (Cost $87,865,463)		87,865,463
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $659,396,958)		637,020,614
NET OTHER ASSETS - (0.6)%		(3,741,382)
NET ASSETS - 100%		$ 633,279,232
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
288 S&P 500 Index Contracts	March 2003	$ 63,280,800	$ (1,963,685)
The face value of futures purchased as a percentage of net assets - 10.0%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $4,397,648.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $434,062,344 and $600,404,003, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $31,239 for the period.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $296,046,000 of which $30,553,000, $149,878,000 and $115,615,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $2,181,795) (cost $659,396,958) - See accompanying schedule		$ 637,020,614
Receivable for investments sold		1,372,833
Receivable for fund shares sold		75,056
Dividends receivable		722,355
Interest receivable		114,198
Receivable for daily variation on futures contracts		100,800
Other receivables		8,597
Total assets		639,414,453

Liabilities
Payable to custodian bank	$ 45,224
Payable for investments purchased	2,619,155
Payable for fund shares redeemed	747,212
Accrued management fee	319,295
Distribution fees payable	25,148
Other payables and accrued expenses	69,187
Collateral on securities loaned, at value	2,310,000
Total liabilities		6,135,221

Net Assets		$ 633,279,232
Net Assets consist of:
Paid in capital		$ 953,643,409
Undistributed net investment income		4,525,392
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(300,553,278)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(24,336,291)
Net Assets		$ 633,279,232

Initial Class: Net Asset Value, offering price and redemption price per share ($403,475,540 ÷ 34,442,948 shares)		$ 11.71

Service Class: Net Asset Value, offering price and redemption price per share ($188,317,575 ÷ 16,096,714 shares)		$ 11.70

Service Class 2: Net Asset Value, offering price and redemption price per share ($41,486,117 ÷ 3,565,562 shares)		$ 11.64

Statement of Operations

	Year ended December 31, 2002
Investment Income
Dividends		$ 9,244,701
Interest		1,294,838
Security lending		13,780
Total income		10,553,319

Expenses
Management fee	$ 4,583,230
Transfer agent fees	556,363
Distribution fees	341,811
Accounting and security lending fees	230,453
Non-interested trustees' compensation	2,877
Custodian fees and expenses	23,746
Audit	32,919
Legal	9,841
Miscellaneous	97,209
Total expenses before reductions	5,878,449
Expense reductions	(301,005)	5,577,444
Net investment income (loss)		4,975,875
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(112,122,160)
Foreign currency transactions	1,648
Futures contracts	(1,431,882)
Total net realized gain (loss)		(113,552,394)
Change in net unrealized appreciation (depreciation) on: Investment securities	(93,180,828)
Assets and liabilities in foreign currencies	7,957
Futures contracts	(1,963,685)
Total change in net unrealized appreciation (depreciation)		(95,136,556)
Net gain (loss)		(208,688,950)
Net increase (decrease) in net assets resulting from operations		$ (203,713,075)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,975,875	$ 8,185,900
Net realized gain (loss)	(113,552,394)	(149,504,018)
Change in net unrealized appreciation (depreciation)	(95,136,556)	(46,969,320)
Net increase (decrease) in net assets resulting from operations	(203,713,075)	(188,287,438)
Distributions to shareholders from net investment income	(8,515,304)	(4,056,791)
Share transactions - net increase (decrease)	(130,074,012)	(155,735,950)
Total increase (decrease) in net assets	(342,302,391)	(348,080,179)

Net Assets
Beginning of period	975,581,623	1,323,661,802
End of period (including undistributed net investment income of $4,525,392 and undistributed net investment income of $8,073,998, respectively)	$ 633,279,232	$ 975,581,623
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	4,073,344	2,148,249	2,793,837
Reinvested	418,938	154,434	23,984
Redeemed	(13,173,878)	(4,639,853)	(2,220,662)
Net increase (decrease)	(8,681,596)	(2,337,170)	597,159

Dollars Sold	$ 53,351,268	$ 28,729,746	$ 36,310,489
Reinvested	5,974,043	2,200,701	340,561
Redeemed	(170,612,111)	(58,753,780)	(27,614,929)
Net increase (decrease)	$ (111,286,800)	$ (27,823,333)	$ 9,036,121

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	9,904,497	3,240,124	2,152,732
Reinvested	181,161	44,864	5,704
Redeemed	(20,623,054)	(4,389,986)	(650,918)
Net increase (decrease)	(10,537,396)	(1,104,998)	1,507,518

Dollars Sold	$ 154,769,236	$ 50,526,723	$ 33,624,263
Reinvested	3,172,127	785,129	99,535
Redeemed	(321,562,633)	(67,420,661)	(9,729,669)
Net increase (decrease)	$ (163,621,270)	$ (16,108,809)	$ 23,994,129

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 5,974,042	$ 2,200,701	$ 340,561
From net realized gain	-	-	-
Total	$ 5,974,042	$ 2,200,701	$ 340,561

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 3,172,127	$ 785,129	$ 99,535
From net realized gain	-	-	-
Total	$ 3,172,127	$ 785,129	$ 99,535

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.13	$ 17.74	$ 23.15	$ 22.88	$ 19.27
Income from Investment Operations
Net investment income (loss) C	.09	.12	.06	.27	.26
Net realized and unrealized gain (loss)	(3.37)	(2.67)	(3.77)	.66	4.29
Total from investment operations	(3.28)	(2.55)	(3.71)	.93	4.55
Distributions from net investment income	(.14)	(.06)	(.29)	(.23)	(.21)
Distributions from net realized gain	-	-	(1.41)	(.43)	(.73)
Total distributions	(.14)	(.06)	(1.70)	(.66)	(.94)
Net asset value, end of period	$ 11.71	$ 15.13	$ 17.74	$ 23.15	$ 22.88
Total Return A, B	(21.84)%	(14.42)%	(17.07)%	4.27%	24.61%
Ratios to Average Net Assets D
Expenses before expense reductions	.70%	.69%	.68%	.69%	.71%
Expenses net of voluntary waivers, if any	.70%	.69%	.68%	.69%	.71%
Expenses net of all reductions	.66%	.67%	.66%	.68%	.70%
Net investment income (loss)	.68%	.79%	.31%	1.20%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 403,476	$ 652,493	$ 951,875	$ 1,541,587	$ 1,570,011
Portfolio turnover rate	60%	89%	117%	42%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.11	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Income from Investment Operations
Net investment income (loss)C	.08	.11	.04	.25	.23
Net realized and unrealized gain (loss)	(3.37)	(2.67)	(3.76)	.66	4.30
Total from investment operations	(3.29)	(2.56)	(3.72)	.91	4.53
Distributions from net investment income	(.12)	(.04)	(.28)	(.22)	(.21)
Distributions from net realized gain	-	-	(1.41)	(.43)	(.73)
Total distributions	(.12)	(.04)	(1.69)	(.65)	(.94)
Net asset value, end of period	$ 11.70	$ 15.11	$ 17.71	$ 23.12	$ 22.86
Total ReturnA,B	(21.92)%	(14.49)%	(17.13)%	4.18%	24.51%
Ratios to Average Net AssetsD
Expenses before expense reductions	.80%	.79%	.79%	.79%	.80%
Expenses net of voluntary waivers, if any	.80%	.79%	.79%	.79%	.80%
Expenses net of all reductions	.77%	.77%	.76%	.78%	.79%
Net investment income (loss)	.58%	.69%	.21%	1.09%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 188,318	$ 278,446	$ 345,960	$ 344,778	$ 149,496
Portfolio turnover rate	60%	89%	117%	42%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.04	$ 17.68	$ 22.70
Income from Investment Operations
Net investment income (loss) E	.05	.08	.01
Net realized and unrealized gain (loss)	(3.34)	(2.66)	(3.34)
Total from investment operations	(3.29)	(2.58)	(3.33)
Distributions from net investment income	(.11)	(.06)	(.28)
Distributions from net realized gain	-	-	(1.41)
Total distributions	(.11)	(.06)	(1.69)
Net asset value, end of period	$ 11.64	$ 15.04	$ 17.68
Total Return B, C,D	(22.01)%	(14.64)%	(15.74)%
Ratios to Average Net Assets G
Expenses before expense reductions	.97%	.95%	.95% A
Expenses net of voluntary waivers, if any	.97%	.95%	.95% A
Expenses net of all reductions	.94%	.93%	.93% A
Net investment income (loss)	.41%	.53%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,486	$ 44,643	$ 25,827
Portfolio turnover rate	60%	89%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Initial Class	10.34%	7.47%	7.29%
LB Aggregate Bond	10.26%	7.54%	7.51%
Variable Annuity Intermediate Investment Grade Debt Funds Average	8.61%	6.50%	6.79%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the Lehman Brothers® Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Ford O'Neil, Portfolio Manager of Investment Grade Bond Portfolio

Q. How did the fund perform, Ford?

A. For the year ending December 31, 2002, the fund performed roughly in line with the Lehman Brothers Aggregate Bond Index, which returned 10.26%, and solidly outpaced the Lipper Inc. variable annuity intermediate investment grade debt funds average, which returned 8.61%.

Q. What drove investment-grade bonds during the past year?

A. It was a strong, albeit volatile period for bonds, which generally did well amid a favorable interest rate environment, spurred by sluggish economic growth, fears of deflation, lackluster corporate profits and slumping stock prices. Rates across the yield curve plunged to historically low levels during the first nine months of the year, as the prospects for Federal Reserve Board tightening diminished and concerns about corporate financial scandals and geopolitical unrest eroded investor confidence, sparking a strong flight to quality in government securities - namely Treasuries and agencies. Investors' aversion to riskier assets hurt corporate bonds, which also were plagued by widespread credit-quality downgrades. Yield spreads widened to record levels relative to Treasuries before they narrowed sharply during the fourth quarter in response to the Fed's half-point rate cut plus expectations for fiscal stimulus, an improved economic outlook and a stronger stock market. Mortgage securities performed well throughout the period despite increased volatility and higher prepayment activity, due to robust demand for high-quality, higher-yielding investments.

Q. Against this backdrop, what dictated fund results?

A. The fund's positioning in corporate bonds had the most influence on performance. While my decision to overweight corporates relative to the index rather than stronger-performing government issues curbed results for most of the year, it was a home run during the fourth quarter - particularly in November, one of the best months ever for corporates. Using the sector's volatility to our advantage and sticking with our investment process was key to our outperformance, as we generated strong excess returns by snapping up beaten-down BBB-rated telecommunications and media issues that rebounded strongly after we bought them in July and September. The fund fared reasonably well in corporates overall during the first three quarters of the period, which was important given the stiff headwind.

Q. What kept you in the ball game as corporates headed south?

A. Assuming a more conservative posture helped, given heightened credit risk and increased short-selling activity by institutional investors. Despite scaling back on corporates, security selection was the main driver of performance. While we weren't immune to troubled securities, good research, diversification and credit analysis - supported by thorough knowledge of company management teams - enabled us to own more of the right names, while avoiding several prominent issuers that were downgraded. This resource and information advantage helped us limit our downside versus the index and soundly beat our average Lipper peer. However, the fund was hurt by a few gas and electric utilities that stumbled badly, specifically those with unregulated subsidiaries engaged in energy trading and power production that were hampered by heavy debt and overcapacity. We offset some of these losses by overweighting strong-performing banks with solid balance sheets and scant credit problems.

Q. What can you tell us about your other key strategies?

A. Given how low interest rates had fallen, I decided to rotate some assets out of Treasuries, agencies and cash and into high-quality, higher-yielding mortgage and asset-backed securities based on their superior return potential. Although rates trended lower, the yield advantage gained from focusing on these sectors overwhelmed the rally in government bond prices. Moreover, while declining mortgage rates triggered another massive wave of mortgage refinancing during the summer, the fund benefited from my focus on securities with strong cash-flow protection characteristics that were less vulnerable to being prepaid. Newly issued current-coupon mortgages in the 4%-6% range helped performance, as did commercial mortgage-backed securities. With most of the market priced above par - or face value - holders of more seasoned, higher-coupon bonds experienced faster prepayments than anticipated, causing them to book a loss without the chance of gaining the additional interest income.

Q. What's your outlook?

A. I may consider purchasing additional corporate and mortgage securities when I feel the economic recovery is solidifying. At that point, a tighter monetary policy likely will ensue, which should cause short-term Treasury yields to rise, the curve to flatten, prepayment activity to slow, and corporates and mortgages to outperform - changes that could bode well for the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks as high a level of current income as
is consistent with the preservation of capital

Start date: December 5, 1988

Size: as of December 31, 2002, more than
$2.0 billion

Manager: Ford O'Neil, since 2001; joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investment Summary

Quality Diversification (% of fund's net assets)
As of December 31, 2002
U.S. Governments 55.3%
AAA 5.9%
AA 2.9%
A 13.4%
BBB 16.1%
BB and Below 2.0%
Short-Term Investments and Net Other Assets 4.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of December 31, 2002
Years	5.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	15.4
Telecommunication Services	3.6
Utilities	3.2
Consumer Discretionary	3.0
Industrials	2.0

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.4%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 2.9%
Auto Components - 0.3%
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	$ 4,645,000	$ 5,164,014
Media - 2.6%
AOL Time Warner, Inc.:
6.875% 5/1/12	7,141,000	7,541,639
7.7% 5/1/32	1,745,000	1,816,079
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	2,100,000	2,268,000
Comcast Cable Communications, Inc. 6.875% 6/15/09	5,000,000	5,319,465
Continental Cablevision, Inc.:
8.3% 5/15/06	810,000	877,463
9% 9/1/08	4,000,000	4,560,600
Cox Communications, Inc.:
7.125% 10/1/12	2,670,000	2,965,660
7.75% 11/1/10	3,700,000	4,214,134
News America Holdings, Inc. 7.75% 12/1/45	12,500,000	12,284,763
Shaw Communications, Inc. yankee 7.2% 12/15/11	2,000,000	1,729,374
TCI Communications, Inc. 9.8% 2/1/12	7,000,000	8,414,161
Time Warner, Inc. 8.18% 8/15/07	1,240,000	1,361,196
		53,352,534
TOTAL CONSUMER DISCRETIONARY		58,516,548
CONSUMER STAPLES - 0.9%
Food & Drug Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	2,285,000	2,504,723
Food Products - 0.2%
ConAgra Foods, Inc. 6.75% 9/15/11	3,870,000	4,400,805
Tobacco - 0.6%
Philip Morris Companies, Inc.:
7% 7/15/05	1,500,000	1,629,248
7.65% 7/1/08	5,000,000	5,767,245
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 6/1/07	2,205,000	2,300,529
7.75% 5/15/06	1,570,000	1,712,000
		11,409,022
TOTAL CONSUMER STAPLES		18,314,550

	Principal Amount	Value (Note 1)
ENERGY - 0.5%
Oil & Gas - 0.5%
Duke Energy Field Services LLC 7.875% 8/16/10	$ 4,000,000	$ 4,233,292
Pemex Project Funding Master Trust:
7.375% 12/15/14 (c)	4,500,000	4,612,500
7.875% 2/1/09 (c)	1,200,000	1,290,000
The Coastal Corp. 7.75% 10/15/35	1,355,000	894,300
		11,030,092
FINANCIALS - 14.9%
Banks - 2.3%
Bank of America Corp. 4.75% 10/15/06	2,035,000	2,153,590
Bank of Montreal 6.1% 9/15/05	3,000,000	3,242,571
Bank One Corp. 6.5% 2/1/06	1,245,000	1,375,256
BankBoston Corp. 6.625% 12/1/05	4,420,000	4,838,777
Capital One Bank:
6.5% 7/30/04	2,763,000	2,702,192
6.875% 2/1/06	1,200,000	1,160,942
First Union Corp. 7.55% 8/18/05	1,055,000	1,188,691
Fleet Financial Group, Inc. 7.125% 4/15/06	980,000	1,085,504
FleetBoston Financial Corp. 7.25% 9/15/05	1,695,000	1,876,836
HSBC Holdings PLC 5.25% 12/12/12	1,500,000	1,537,469
Korea Development Bank 7.375% 9/17/04	1,320,000	1,428,101
MBNA Corp.:
6.25% 1/17/07	1,905,000	1,988,635
6.34% 6/2/03	350,000	355,704
7.5% 3/15/12	3,005,000	3,230,630
Merita Bank Ltd. yankee 6.5% 1/15/06	1,500,000	1,633,305
PNC Funding Corp. 5.75% 8/1/06	4,440,000	4,752,811
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (e)	1,750,000	2,025,487
8.817% 3/31/49	1,640,000	1,840,674
Union Planters Corp. 6.75% 11/1/05	400,000	439,853
Washington Mutual Bank 6.875% 6/15/11	3,000,000	3,363,843
Washington Mutual, Inc. 5.625% 1/15/07	3,955,000	4,232,416
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	900,000	1,071,031
		47,524,318
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - 11.1%
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	$ 625,000	$ 685,151
Alliance Capital Management LP 5.625% 8/15/06	2,475,000	2,605,381
American General Finance Corp. 5.875% 7/14/06	5,400,000	5,812,857
Amvescap PLC yankee 6.6% 5/15/05	5,100,000	5,504,818
Associates Corp. of North America 6% 7/15/05	2,500,000	2,696,393
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	1,100,000	1,254,514
Capital One Financial Corp.:
7.125% 8/1/08	1,290,000	1,194,659
7.25% 5/1/06	5,000,000	4,799,060
CIT Group, Inc.:
5.5% 2/15/04	500,000	511,292
7.75% 4/2/12	4,125,000	4,633,010
Citigroup, Inc. 5.625% 8/27/12	3,600,000	3,785,335
Countrywide Home Loans, Inc.:
5.5% 8/1/06	4,500,000	4,784,873
5.5% 2/1/07	2,500,000	2,654,390
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	2,000,000	2,141,956
6.5% 1/15/12	1,520,000	1,624,514
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	315,000	314,674
7.92% 5/18/12	3,700,000	3,085,323
Deutsche Telekom International Finance BV:
8.25% 6/15/05	4,000,000	4,373,624
8.75% 6/15/30	10,750,000	12,417,873
Ford Motor Credit Co.:
5.8% 1/12/09	5,065,000	4,697,757
6.5% 1/25/07	4,710,000	4,652,156
6.875% 2/1/06	4,600,000	4,608,059
7.875% 6/15/10	3,500,000	3,521,924
General Electric Capital Corp. 6% 6/15/12	8,045,000	8,685,985

	Principal Amount	Value (Note 1)
General Motors Acceptance Corp.:
6.75% 1/15/06	$ 4,660,000	$ 4,825,994
7.5% 7/15/05	500,000	526,543
7.75% 1/19/10	5,650,000	5,914,929
Goldman Sachs Group, Inc.:
5.7% 9/1/12	2,935,000	3,066,195
6.6% 1/15/12	4,925,000	5,442,100
Household Finance Corp.:
6.375% 10/15/11	5,290,000	5,530,732
6.375% 11/27/12	2,635,000	2,750,761
6.5% 1/24/06	605,000	644,278
6.75% 5/15/11	4,000,000	4,264,756
7% 5/15/12	840,000	920,043
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	9,640,000	11,856,410
ING Capital Funding Trust III 8.439% 12/31/10	2,050,000	2,383,814
J.P. Morgan Chase & Co.:
5.35% 3/1/07	2,415,000	2,554,587
5.625% 8/15/06	1,065,000	1,139,317
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	1,425,000	1,558,005
6.625% 1/18/12	7,500,000	8,301,225
Mellon Funding Corp. 7.5% 6/15/05	5,650,000	6,342,583
Merrill Lynch & Co., Inc. 4% 11/15/07	7,475,000	7,551,275
Morgan Stanley 6.6% 4/1/12	5,695,000	6,311,865
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	3,970,000	4,172,847
NiSource Finance Corp.:
7.625% 11/15/05	3,745,000	3,911,495
7.875% 11/15/10	4,360,000	4,791,758
Petronas Capital Ltd. 7% 5/22/12 (c)	12,280,000	13,500,325
Popular North America, Inc. 6.125% 10/15/06	3,235,000	3,500,412
Sprint Capital Corp.:
6.875% 11/15/28	2,040,000	1,642,200
7.125% 1/30/06	1,480,000	1,465,200
TCI Communications Financing III 9.65% 3/31/27	1,500,000	1,380,248
TXU Eastern Funding yankee 6.75% 5/15/09 (a)	785,000	74,575
Verizon Global Funding Corp.:
7.25% 12/1/10	5,500,000	6,250,926
7.375% 9/1/12	2,335,000	2,686,509
Verizon Wireless Capital LLC 5.375% 12/15/06	8,850,000	9,245,471
		225,552,956
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Insurance - 0.3%
MetLife, Inc. 5.375% 12/15/12	$ 800,000	$ 826,404
Principal Life Global Funding I:
5.125% 6/28/07 (c)	3,000,000	3,162,141
6.25% 2/15/12 (c)	1,350,000	1,430,988
		5,419,533
Real Estate - 1.2%
Arden Realty LP 7% 11/15/07	5,000,000	5,432,100
AvalonBay Communities, Inc. 5% 8/1/07	2,315,000	2,330,263
Boston Properties, Inc. 6.25% 1/15/13 (c)	3,000,000	3,046,200
Cabot Industrial Property LP 7.125% 5/1/04	1,430,000	1,486,890
CenterPoint Properties Trust 6.75% 4/1/05	510,000	548,849
Duke Realty LP 7.3% 6/30/03	1,500,000	1,535,541
EOP Operating LP:
6.5% 1/15/04	1,610,000	1,663,112
6.625% 2/15/05	4,500,000	4,770,617
ERP Operating LP 7.1% 6/23/04	1,000,000	1,057,852
Mack-Cali Realty LP 7.75% 2/15/11	2,700,000	3,037,883
ProLogis Trust 6.7% 4/15/04	460,000	479,195
		25,388,502
TOTAL FINANCIALS		303,885,309
INDUSTRIALS - 1.9%
Aerospace & Defense - 0.8%
Lockheed Martin Corp. 8.2% 12/1/09	2,000,000	2,471,616
Raytheon Co.:
5.5% 11/15/12	1,500,000	1,521,546
5.7% 11/1/03	1,800,000	1,835,426
8.2% 3/1/06	9,400,000	10,561,144
		16,389,732
Airlines - 0.0%
Delta Air Lines, Inc. equipment trust certificates 8.54% 1/2/07	317,398	231,812
Industrial Conglomerates - 0.5%
Tyco International Group SA yankee 6.75% 2/15/11	11,000,000	10,395,000

	Principal Amount	Value (Note 1)
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	$ 3,000,000	$ 3,124,890
CSX Corp. 7.95% 5/1/27	4,000,000	4,907,684
Norfolk Southern Corp. 7.25% 2/15/31	2,800,000	3,254,821
		11,287,395
TOTAL INDUSTRIALS		38,303,939
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.2%
Motorola, Inc.:
6.75% 2/1/06	2,000,000	2,070,000
8% 11/1/11	1,685,000	1,743,975
		3,813,975
Computers & Peripherals - 0.3%
Hewlett-Packard Co. 6.5% 7/1/12	4,805,000	5,332,632
TOTAL INFORMATION TECHNOLOGY		9,146,607
MATERIALS - 0.2%
Metals & Mining - 0.1%
Falconbridge Ltd. yankee 7.35% 6/5/12	1,900,000	1,968,153
Paper & Forest Products - 0.1%
Weyerhaeuser Co. 6.75% 3/15/12	1,675,000	1,826,316
TOTAL MATERIALS		3,794,469
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.9%
AT&T Corp.:
6.5% 3/15/13	7,080,000	7,102,139
7.8% 11/15/11	1,915,000	2,093,106
Cable & Wireless Optus Finance Property Ltd. 8.125% 6/15/09 (c)	1,700,000	1,918,049
Citizens Communications Co. 8.5% 5/15/06	7,750,000	8,582,311
France Telecom SA 9.25% 3/1/11	7,700,000	8,903,279
Koninklijke KPN NV yankee 8% 10/1/10	9,500,000	11,125,213
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	965,000	1,021,715
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Europe BV 7.75% 9/15/10	$ 5,000,000	$ 5,780,075
Telefonos de Mexico SA de CV 8.25% 1/26/06	3,500,000	3,832,500
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09 (a)	2,858,000	64,305
7.7% 7/20/29 (a)	1,066,000	23,985
TELUS Corp. yankee:
7.5% 6/1/07	4,830,000	4,685,100
8% 6/1/11	3,150,000	3,024,000
Verizon New York, Inc. 7.375% 4/1/32	1,570,000	1,815,509
		59,971,286
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc.:
7.35% 3/1/06	1,500,000	1,545,000
7.875% 3/1/11	4,250,000	4,271,250
8.75% 3/1/31	3,455,000	3,385,900
Cingular Wireless LLC 5.625% 12/15/06	2,000,000	2,102,728
		11,304,878
TOTAL TELECOMMUNICATION SERVICES		71,276,164
UTILITIES - 3.1%
Electric Utilities - 1.8%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (c)	4,300,000	2,752,000
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	1,500,000	1,305,000
7.05% 12/11/07 (c)	3,000,000	2,700,000
Constellation Energy Group, Inc.:
6.125% 9/1/09	330,000	337,448
7% 4/1/12	1,410,000	1,481,920
Detroit Edison Co. 6.125% 10/1/10	2,350,000	2,588,419
Dominion Resources, Inc. 6.25% 6/30/12	2,825,000	2,988,285
Duke Capital Corp. 6.75% 2/15/32	362,000	283,269
FirstEnergy Corp. 6.45% 11/15/11	2,930,000	2,914,890
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	325,000	294,091

	Principal Amount	Value (Note 1)
MidAmerican Energy Holdings, Inc.:
4.625% 10/1/07 (c)	$ 1,795,000	$ 1,804,745
5.875% 10/1/12 (c)	1,955,000	1,981,844
Monongahela Power Co. 5% 10/1/06	1,890,000	1,824,908
Oncor Electric Delivery Co. 6.375% 1/15/15 (c)	2,230,000	2,273,485
Public Service Co. of Colorado 7.875% 10/1/12 (c)	2,470,000	2,757,246
Reliant Energy Resources Corp. 8.125% 7/15/05	1,000,000	921,587
TECO Energy, Inc. 7% 5/1/12	9,125,000	7,665,000
TXU Corp. 6.375% 6/15/06	950,000	869,250
		37,743,387
Gas Utilities - 1.2%
Consolidated Natural Gas Co.:
5.375% 11/1/06	2,190,000	2,315,021
6.85% 4/15/11	445,000	496,761
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	1,740,000	1,951,020
7.3% 8/15/33	5,950,000	6,378,787
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	4,370,000	4,738,391
Sempra Energy 7.95% 3/1/10	345,000	393,393
Tennessee Gas Pipeline Co. 6% 12/15/11	6,115,000	5,136,600
Texas Eastern Transmission Corp.:
5.25% 7/15/07	805,000	826,806
7.3% 12/1/10	1,270,000	1,403,497
		23,640,276
Multi-Utilities & Unregulated Power - 0.1%
Williams Companies, Inc.:
7.125% 9/1/11	2,990,000	1,958,450
7.5% 1/15/31	1,105,000	690,625
		2,649,075
TOTAL UTILITIES		64,032,738
TOTAL NONCONVERTIBLE BONDS (Cost $545,082,285)		578,300,416
U.S. Government and Government Agency Obligations - 13.9%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 4.9%
Fannie Mae:
5% 1/15/07	$ 24,907,000	$ 26,998,067
5.125% 2/13/04	4,000,000	4,167,512
5.25% 4/15/07	21,980,000	24,063,396
Freddie Mac:
3.5% 9/15/07	19,750,000	20,161,412
3.75% 4/15/04	10,000	10,297
5.75% 3/15/09	4,300,000	4,828,565
5.75% 1/15/12	7,740,000	8,612,290
5.875% 3/21/11	7,205,000	7,901,659
6.25% 7/15/32	1,001,000	1,133,959
6.75% 3/15/31	1,479,000	1,768,752
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	997,057	1,117,711
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	1,778	1,834
Series 1993-D, 5.23% 5/15/05	4,255	4,470
Series 1994-A, 7.12% 4/15/06	3,831	4,124
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	3,738	4,061
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	1,176	1,181
Private Export Funding Corp. secured:
5.65% 3/15/03	20,250	20,365
6.86% 4/30/04	343,775	360,053
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		101,159,708
U.S. Treasury Obligations - 9.0%
U.S. Treasury Bonds:
6.25% 5/15/30	103,195,000	123,491,393
8% 11/15/21	890,000	1,240,090

	Principal Amount	Value (Note 1)
U.S. Treasury Notes:
3.375% 4/30/04	$ 6,000,000	$ 6,162,420
5.75% 11/15/05	7,016,000	7,755,697
6.5% 2/15/10	16,375,000	19,573,234
6.75% 5/15/05	22,100,000	24,638,914
TOTAL U.S. TREASURY OBLIGATIONS		182,861,748
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $273,496,417)		284,021,456
U.S. Government Agency - Mortgage Securities - 40.1%

Fannie Mae - 28.0%
5.5% 8/1/14 to 12/1/14	20,851,130	21,810,469
5.5% 1/1/18 to 1/14/33 (d)	176,327,376	181,135,227
6% 2/1/13 to 1/1/29	25,687,836	26,880,495
6% 1/1/33 (d)	92,018,237	95,181,364
6.5% 2/1/10 to 11/1/32	158,828,185	165,801,089
6.5% 1/1/33 to 1/14/33 (d)	54,467,825	56,731,644
7% 3/1/15 to 6/1/31	8,600,191	9,087,819
7.5% 7/1/07 to 11/1/31	14,091,792	15,005,338
8% 3/1/30	12,421	13,391
8.5% 3/1/25 to 6/1/25	8,765	9,514
TOTAL FANNIE MAE		571,656,350
Freddie Mac - 0.1%
8.5% 3/1/20 to 1/1/28	1,048,494	1,136,362
Government National Mortgage Association - 12.0%
6% 8/15/08 to 8/15/29	13,679,956	14,329,747
6% 1/1/33 (d)	45,925,601	47,805,680
6.5% 10/15/27 to 8/15/32	8,484,146	8,928,918
7% 1/15/28 to 7/15/32	139,609,900	148,062,317
7% 1/1/33 (d)	20,568,244	21,783,056
7.5% 3/15/06 to 10/15/28	3,130,170	3,354,172
8% 2/15/17	66,568	73,074
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		244,336,964
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $800,484,598)		817,129,676
Asset-Backed Securities - 3.1%
	Principal Amount	Value (Note 1)
American Express Credit Account Master Trust 6.1% 12/15/06	$ 1,500,000	$ 1,586,445
Capital One Master Trust 5.45% 3/16/09	4,000,000	4,322,040
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	686,820	707,013
5.07% 2/15/08	4,900,000	5,163,375
Citibank Credit Card Issuance Trust 4.1% 12/7/06	5,000,000	5,204,350
Discover Card Master Trust I 5.75% 12/15/08	7,000,000	7,659,614
Ford Credit Auto Owner Trust:
5.54% 12/15/05	1,400,000	1,463,476
5.71% 9/15/05	755,000	792,626
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	2,852,601	2,907,470
5.09% 10/18/06	1,640,000	1,710,061
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	4,875,000	5,224,629
JCPenney Master Credit Card Trust 5.5% 6/15/07	7,000,000	7,211,610
MBNA Credit Card Master Note Trust:
1.78% 1/15/09 (e)	12,100,000	12,051,836
5.75% 10/15/08	1,800,000	1,967,044
Railcar Trust 7.75% 6/1/04	211,120	220,950
Sears Credit Account Master Trust II:
6.75% 9/16/09	2,255,000	2,497,134
7.5% 11/15/07	1,300,000	1,353,170
TOTAL ASSET-BACKED SECURITIES (Cost $59,189,730)		62,042,843
Commercial Mortgage Securities - 2.5%

Chase Manhatten Bank-First Union National Bank Commercial Mortgage Trust sequential pay Series 1999-1 Class A2, 7.439% 8/15/31	5,000,000	5,887,500
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (c)	3,481,298	3,765,785
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A3, 6.55% 1/17/35	2,075,000	2,336,087
Series 2000-C1 Class A2, 7.545% 4/14/62	1,100,000	1,312,136
Series 1997-C2 Class D, 7.27% 1/17/35	720,000	796,296
Series 1998-C1 Class C, 6.78% 5/17/40	5,000,000	5,552,300
Series 2001-CKN5 Class AX, 1.0973% 9/15/34 (c)(e)(g)	32,280,773	2,462,119

	Principal Amount	Value (Note 1)
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	$ 3,000,000	$ 3,594,768
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (c)	500,000	561,735
Class C1, 7.52% 5/15/06 (c)	500,000	562,214
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (c)	3,470,084	3,640,184
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (e)	245,000	234,894
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	3,745,000	4,476,773
LB-UBS Commercial Mortgage Trust sequential pay:
Series 2000-C3 Class A2, 7.95% 1/15/10	2,180,000	2,642,909
Series 2001-C3 Class A1, 6.058% 6/15/20	5,732,015	6,230,575
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (c)	2,600,000	2,430,188
Class C, 4.13% 11/20/37 (c)	2,600,000	2,320,500
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (c)	2,500,000	2,775,781
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $47,678,878)		51,582,744
Foreign Government and Government Agency Obligations - 1.8%

British Columbia Province yankee 7% 1/15/03	500,000	500,672
Chilean Republic:
6.875% 4/28/09	2,300,000	2,513,831
7.125% 1/11/12	8,520,000	9,648,900
Malaysian Government 7.5% 7/15/11	1,890,000	2,186,494
Polish Government 6.25% 7/3/12	4,405,000	4,889,550
Quebec Province 7% 1/30/07	1,000,000	1,142,400
United Mexican States:
7.5% 1/14/12	5,000,000	5,362,500
8% 9/24/22	8,000,000	8,280,000
9.875% 2/1/10	2,290,000	2,811,204
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $34,180,530)		37,335,551
Supranational Obligations - 0.1%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $1,706,548)	1,725,000	1,808,400
Fixed-Income Funds - 7.1%
	Shares	Value (Note 1)
Fidelity Ultra-Short Central Fund (f) (Cost $145,000,041)	1,455,301	$ 144,380,402
Cash Equivalents - 22.1%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.25%, dated 12/31/02 due 1/2/03) (Cost $450,262,000)	$ 450,293,388	450,262,000
TOTAL INVESTMENT PORTFOLIO - 119.1% (Cost $2,357,081,027)	2,426,863,488
NET OTHER ASSETS - (19.1)%	(389,221,541)
NET ASSETS - 100%	$ 2,037,641,947
Legend
(a) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $80,627,072 or 4.0% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $3,684,839,811 and $3,201,848,732, respectively, of which long-term U.S. government and government agency obligations aggregated $3,120,829,780 and $2,788,455,929, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $4,500,667. The weighted average interest rate was 1.62%. Interest earned from the interfund lending program amounted to $2,424 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $7,787,760 and repurchase agreements of $450,262,000) (cost $2,357,081,027) - See accompanying schedule		$ 2,426,863,488
Cash		30,470
Receivable for fund shares sold		4,393,803
Interest receivable		16,864,014
Total assets		2,448,151,775

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 400,048,598
Payable for fund shares redeemed	1,516,805
Accrued management fee	722,693
Distribution fees payable	13,931
Other payables and accrued expenses	264,120
Collateral on securities loaned, at value	7,943,681
Total liabilities		410,509,828

Net Assets		$ 2,037,641,947
Net Assets consist of:
Paid in capital		$ 1,857,656,968
Undistributed net investment income		82,446,651
Accumulated undistributed net realized gain (loss) on investments		27,755,867
Net unrealized appreciation (depreciation) on investments		69,782,461
Net Assets		$ 2,037,641,947
Initial Class: Net Asset Value, offering price and redemption price per share ($1,965,036,074 ÷ 143,424,337 shares)		$ 13.70

Service Class: Net Asset Value, offering price and redemption price per share ($975,329 ÷ 71,406 shares)		$ 13.66

Service Class 2: Net Asset Value, offering price and redemption price per share ($71,630,544 ÷ 5,278,254 shares)		$ 13.57

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 91,237,546
Security lending		31,192
Total income		91,268,738

Expenses
Management fee	$ 7,489,189
Transfer agent fees	1,199,140
Distribution fees	114,153
Accounting and security lending fees	379,634
Non-interested trustees' compensation	6,213
Custodian fees and expenses	95,669
Audit	57,320
Legal	6,659
Miscellaneous	110,643
Total expenses before reductions	9,458,620
Expense reductions	(24,339)	9,434,281
Net investment income (loss)		81,834,457
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		32,349,066
Change in net unrealized appreciation (depreciation) on investment securities		59,508,829
Net gain (loss)		91,857,895
Net increase (decrease) in net assets resulting from operations		$ 173,692,352

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 81,834,457	$ 60,422,321
Net realized gain (loss)	32,349,066	18,264,143
Change in net unrealized appreciation (depreciation)	59,508,829	2,695,000
Net increase (decrease) in net assets resulting from operations	173,692,352	81,381,464
Distributions to shareholders from net investment income	(58,817,521)	(42,039,084)
Share transactions - net increase (decrease)	458,501,562	684,676,925
Total increase (decrease) in net assets	573,376,393	724,019,305

Net Assets
Beginning of period	1,464,265,554	740,246,249
End of period (including undistributed net investment income of $82,446,651 and undistributed net investment income of $59,683,304, respectively)	$ 2,037,641,947	$ 1,464,265,554
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	65,347,675	145,315	7,935,513
Reinvested	4,614,396	357	68,663
Redeemed	(38,454,755)	(83,223)	(4,147,148)
Net increase (decrease)	31,507,316	62,449	3,857,028

Dollars Sold	$ 848,704,131	$ 1,843,036	$ 102,465,637
Reinvested	57,956,815	4,479	856,227
Redeemed	(498,597,688)	(1,048,248)	(53,682,827)
Net increase (decrease)	$ 408,063,258	$ 799,267	$ 49,639,037

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	76,499,188	-	1,835,171
Reinvested	3,464,378	483	3,730
Redeemed	(26,813,346)	-	(435,939)
Net increase (decrease)	53,150,220	483	1,402,962

Dollars Sold	$ 964,627,665	$ -	$ 23,132,398
Reinvested	41,988,258	5,847	44,979
Redeemed	(339,570,756)	-	(5,551,466)
Net increase (decrease)	$ 667,045,167	$ 5,847	$ 17,625,911

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 57,956,815	$ 4,479	$ 856,227

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 41,988,258	$ 5,847	$ 44,979

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 12.59	$ 12.16	$ 12.96	$ 12.56
Income from Investment Operations
Net investment income (loss) C	.610	.685 E	.771	.743	.725
Net realized and unrealized gain (loss)	.680	.335 E	.499	(.873)	.335
Total from investment operations	1.290	1.020	1.270	(.130)	1.060
Distributions from net investment income	(.510)	(.690)	(.840)	(.510)	(.590)
Distributions from net realized gain	-	-	-	(.160)	(.070)
Total distributions	(.510)	(.690)	(.840)	(.670)	(.660)
Net asset value, end of period	$ 13.70	$ 12.92	$ 12.59	$ 12.16	$ 12.96
Total Return A, B	10.34%	8.46%	11.22%	(1.05)%	8.85%
Ratios to Average Net Assets D
Expenses before expense reductions	.54%	.54%	.54%	.54%	.57%
Expenses net of voluntary waivers, if any	.54%	.54%	.54%	.54%	.57%
Expenses net of all reductions	.53%	.54%	.54%	.54%	.57%
Net investment income (loss)	4.71%	5.47% E	6.50%	6.07%	5.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,965,036	$ 1,445,925	$ 739,911	$ 658,852	$ 674,813
Portfolio turnover rate	192%	278%	154%	87%	239%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.89	$ 12.58	$ 11.80
Income from Investment Operations
Net investment income (loss) E	.591	.674 H	.377
Net realized and unrealized gain (loss)	.679	.326 H	.403
Total from investment operations	1.270	1.000	.780
Distributions from net investment income	(.500)	(.690)	-
Net asset value, end of period	$ 13.66	$ 12.89	$ 12.58
Total Return B, C, D	10.20%	8.30%	6.61%
Ratios to Average Net Assets G
Expenses before expense reductions	.64%	.64%	.64% A
Expenses net of voluntary waivers, if any	.64%	.64%	.64% A
Expenses net of all reductions	.64%	.64%	.64% A
Net investment income (loss)	4.60%	5.37% H	6.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 975	$ 115	$ 107
Portfolio turnover rate	192%	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.82	$ 12.54	$ 12.06
Income from Investment Operations
Net investment income (loss) E	.571	.643 H	.686
Net realized and unrealized gain (loss)	.679	.327 H	.634
Total from investment operations	1.250	.970	1.320
Distributions from net investment income	(.500)	(.690)	(.840)
Net asset value, end of period	$ 13.57	$ 12.82	$ 12.54
Total Return B, C, D	10.09%	8.08%	11.69%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.82%	1.75% A
Expenses net of voluntary waivers, if any	.79%	.82%	1.05% A
Expenses net of all reductions	.79%	.82%	1.05% A
Net investment income (loss)	4.45%	5.19% H	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,631	$ 18,225	$ 229
Portfolio turnover rate	192%	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Mid Cap - Initial Class	-9.82%	15.68%
S&P ® MidCap 400	-14.51%	4.82%
Variable Annuity Mid-Cap Funds Average	-24.38%	n/a*
Variable Annuity Mid-Cap Core Funds Average	-17.42%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's ® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Mid Cap Portfolio - Initial Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P MidCap 400 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Thomas Allen, Portfolio Manager of Mid Cap Portfolio

Q. How did the fund perform, Tom?

A. For the 12-month period that ended on December 31, 2002, the fund outperformed both the Standard & Poor's MidCap 400 Index, which fell 14.51%, and the variable annuity mid-cap funds average monitored by Lipper Inc., which declined 24.38% for the comparable period.

Q. What enabled you to outpace these performance benchmarks?

A. It was principally the fund's defensive positioning that helped us beat the indexes. In particular, the fund's large overweighting in gold and mining stocks provided the best protection from the continuing weakness of the broader market. With interest rates at such low levels during the year, the opportunity cost of owning gold was extremely low as the dollar was weakening and the price of gold was generally stable or increasing. This environment generally helped drive the earnings and valuations of gold mining stocks higher. I also maintained an underweighted position in technology-related stocks and thus avoided this still-troubled sector, which continued to feel the stresses of excess capacity and uncertain demand. On the down side, overall performance during the year was hurt by the fund's underweighted exposure to bank stocks, which generally did well as a result of falling short-term interest rates and their broadening spread against bank lending rates. Inauspicious stock selection in the health care equipment and services sector also detracted from results.

Q. Did you make any significant changes to this defensive investment strategy during the period?

A. No, there weren't any major overhauls. I generally felt comfortable with the fund's defensive positioning and did little to alter the general structure of the portfolio. There was a lot of turnover in the portfolio, however, which is generally my style. I tend to tinker at the margins and reduce or eliminate positions if accounting problems surface, I lose confidence in management or debt levels creep up too high. Sometimes I just take money off the table if the stock price gets too rich. The point of all this turnover activity is to avoid company-specific blow-ups.

Q. Which stocks gave the fund the biggest lift?

A. Five of the fund's top seven contributors were gold and mining stocks. These included Meridian Gold, Newmont Mining, Harmony Gold Mining, Agnico-Eagle Mines and Kinross Gold. With the exception of Harmony Gold, a U.K.-listed company with mines in South Africa, I tried to isolate political risk by investing mainly in the stocks of North American companies. I also tried to avoid the companies that hedge their limited supplies of gold with derivative instruments, and thus would not benefit as directly from increases in the price of the commodity as those without such derivatives. A number of health care-related names also supported performance based on their revenue growth, dominant market shares and solid returns on capital. Good examples would be Charles River Labs, which supplies laboratory rats for medical research, and Bio Rad Labs, which makes test kits for "Mad Cow Disease." Other investments that worked well were Wendy's, the fast-food chain, which distinguished itself with customer service improvements, and PETsMART, which benefited from consumers' ongoing willingness to spend on the care of their pets.

Q. What were the holdings that didn't do as well?

A. The biggest disappointment came from a single stock, Alpharma, which appeared to be an attractively priced drug maker poised for strong growth. However, the company subsequently had manufacturing problems in its drug business, and its animal health business suffered competitive setbacks. These issues led to much slower earnings growth than I'd expected, and the company's stock price contracted. Another disappointment was TXU, a U.S. utility company whose equity valuation depreciated sharply in response to the poor showing of a business it had established in the U.K.'s competitive utility market.

Q. What's your near-term outlook, Tom?

A. I'm still cautious. The consumer really hasn't backed off from spending in the past dozen years. While I'm not suggesting a doomsday scenario, my concern is that consumers have purchased a lot of new homes and cars during this time, and it's not unreasonable to expect that at some point they might decide to pay off some of that debt and therefore spend a little less. If that happens, then earnings estimates may be a bit too high. There's also a lot of debt elsewhere in the economy - in corporate America and increasingly at the federal government level. So in an environment where revenues may be slowing, that means that the water might not cover all the rocks and some boats might hit the reef. That's why I'm cautious and will continue to patiently invest, keeping an eye open for high-quality companies that can grow in any environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalization

Start date: December 28, 1998

Size: as of December 31, 2002, more than $1.3 billion.

Manager: Thomas Allen, since 2001; joined Fidelity in 1995

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Newmont Mining Corp. Holding Co.	5.8
Meridian Gold, Inc.	4.2
Invitrogen Corp.	2.4
IMS Health, Inc.	1.9
Symbol Technologies, Inc.	1.9
16.2
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Materials	19.2
Health Care	14.9
Energy	13.7
Consumer Discretionary	10.3
Industrials	8.8
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	87.4%
Short-Term Investments and Net Other Assets	12.6%

* Foreign investments	17.5%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 87.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.3%
Auto Components - 0.1%
Gentex Corp. (a)	26,900	$ 851,116
IMPCO Technologies, Inc.	100	469
Superior Industries International, Inc.	26,000	1,075,360
		1,926,945
Automobiles - 0.0%
Monaco Coach Corp. (a)	100	1,655
Distributors - 0.0%
Advanced Marketing Services, Inc.	5,800	85,260
Hotels, Restaurants & Leisure - 2.0%
Outback Steakhouse, Inc.	385,000	13,259,400
P.F. Chang's China Bistro, Inc. (a)	100	3,630
Sonic Corp. (a)	694,750	14,235,428
Starbucks Corp. (a)	100	2,038
		27,500,496
Household Durables - 0.2%
Clayton Homes, Inc.	100	1,218
Garmin Ltd. (a)	87,000	2,549,100
Harman International Industries, Inc.	100	5,950
Lennar Corp.	100	5,160
Mohawk Industries, Inc. (a)	100	5,695
		2,567,123
Internet & Catalog Retail - 0.0%
1-800-FLOWERS.com, Inc. Class A (a)	100	625
eBay, Inc. (a)	1,900	128,858
GSI Commerce, Inc. (a)	100	365
J. Jill Group, Inc. (a)	100	1,398
NetFlix, Inc.	200	2,202
USA Interactive (a)	100	2,292
		135,740
Leisure Equipment & Products - 0.4%
Leapfrog Enterprises, Inc. Class A	100	2,515
Oakley, Inc. (a)	521,200	5,352,724
Polaris Industries, Inc.	100	5,860
		5,361,099
Media - 1.0%
Catalina Marketing Corp. (a)	583,400	10,792,900
E.W. Scripps Co. Class A	100	7,695
EchoStar Communications Corp. Class A (a)	100	2,226
Entercom Communications Corp. Class A (a)	100	4,692
Entravision Communications Corp. Class A (a)	100	998
General Motors Corp. Class H (a)	100	1,070
Getty Images, Inc. (a)	100	3,055
Grupo Televisa SA de CV sponsored ADR (a)	69,700	1,946,721
Pixar (a)	3,500	185,465
Radio One, Inc. Class A (a)	100	1,462

	Shares	Value (Note 1)
Reader's Digest Association, Inc. (non-vtg.)	42,700	$ 644,770
Scholastic Corp. (a)	100	3,595
TiVo, Inc. (a)	100	523
Univision Communications, Inc. Class A (a)	100	2,450
Washington Post Co. Class B	100	73,800
		13,671,422
Multiline Retail - 0.5%
99 Cents Only Stores (a)	258,400	6,940,624
Big Lots, Inc. (a)	100	1,323
Costco Wholesale Corp. (a)	100	2,806
Kohl's Corp. (a)	100	5,595
		6,950,348
Specialty Retail - 4.7%
AC Moore Arts & Crafts, Inc. (a)	359,400	4,567,974
AutoZone, Inc. (a)	157,700	11,141,505
Bed Bath & Beyond, Inc. (a)	100	3,453
Best Buy Co., Inc. (a)	200	4,830
Blockbuster, Inc. Class A	134,000	1,641,500
Carmax, Inc. (a)	806,200	14,414,856
CDW Computer Centers, Inc. (a)	100	4,385
Chico's FAS, Inc. (a)	100	1,891
Christopher & Banks Corp. (a)	22,100	458,575
Claire's Stores, Inc.	123,300	2,721,231
Cost Plus, Inc. (a)	26,900	771,223
Gart Sports Co. (a)	100	1,935
Hot Topic, Inc. (a)	503,500	11,520,080
Michaels Stores, Inc. (a)	3,500	109,550
Movie Gallery, Inc. (a)	192,900	2,507,700
PETsMART, Inc. (a)	355,000	6,081,150
Ross Stores, Inc.	156,300	6,625,557
Staples, Inc. (a)	100	1,830
Talbots, Inc.	100	2,753
Tiffany & Co., Inc.	100	2,391
Too, Inc. (a)	168,100	3,953,712
Weight Watchers International, Inc. (a)	100	4,597
Williams-Sonoma, Inc. (a)	200	5,430
		66,548,108
Textiles Apparel & Luxury Goods - 1.4%
Coach, Inc. (a)	100	3,292
Columbia Sportswear Co. (a)	384,200	17,066,164
DHB Industries, Inc. (a)	100	166
Fossil, Inc. (a)	145,300	2,955,402
Liz Claiborne, Inc.	100	2,965
Quiksilver, Inc. (a)	100	2,666
Vans, Inc. (a)	100	568
		20,031,223
TOTAL CONSUMER DISCRETIONARY		144,779,419
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 3.4%
Beverages - 0.0%
Boston Beer Co., Inc. Class A (a)	100	$ 1,430
Grupo Modelo SA de CV Series C	100	245
		1,675
Food & Drug Retailing - 0.0%
United Natural Foods, Inc. (a)	100	2,535
Whole Foods Market, Inc. (a)	3,300	174,009
		176,544
Food Products - 3.4%
Central Garden & Pet Co. Class A (a)	100	1,851
Dean Foods Co. (a)	143,500	5,323,850
Fresh Del Monte Produce, Inc.	291,800	5,517,938
Green Mountain Coffee, Inc. (a)	185,100	2,796,861
Hershey Foods Corp.	383,800	25,883,472
Horizon Organic Holding Corp. (a)	100	1,619
McCormick & Co., Inc. (non-vtg.)	327,500	7,598,000
Riviana Foods, Inc.	24,700	667,419
Sensient Technologies Corp.	100	2,247
		47,793,257
Personal Products - 0.0%
Alberto-Culver Co. Class A	100	4,859
TOTAL CONSUMER STAPLES		47,976,335
ENERGY - 13.7%
Energy Equipment & Services - 7.8%
BJ Services Co. (a)	529,810	17,118,161
Carbo Ceramics, Inc.	120,100	4,047,370
ENSCO International, Inc.	157,110	4,626,890
Global Industries Ltd. (a)	440,200	1,835,634
GlobalSantaFe Corp.	371,750	9,040,960
Grant Prideco, Inc. (a)	136,600	1,590,024
National-Oilwell, Inc. (a)	588,600	12,855,024
Oceaneering International, Inc. (a)	772,900	19,121,546
Pride International, Inc. (a)	519,500	7,740,550
Smith International, Inc. (a)	233,890	7,629,492
Tidewater, Inc.	468,050	14,556,355
Varco International, Inc. (a)	368,748	6,416,207
W-H Energy Services, Inc. (a)	207,100	3,021,589
		109,599,802
Oil & Gas - 5.9%
Apache Corp.	63,000	3,590,370
Devon Energy Corp.	70,800	3,249,720
Forest Oil Corp. (a)	76,500	2,115,225
Hurricane Hydrocarbons Class A (a)	1,819,000	19,065,776
Knightsbridge Tankers Ltd.	18,940	283,532
OAO Gazprom sponsored ADR	100	1,180
Petroleo Brasileiro SA Petrobras sponsored ADR	100	1,494
Pioneer Natural Resources Co. (a)	107,200	2,706,800
Pogo Producing Co.	72,800	2,711,800

	Shares	Value (Note 1)
Stelmar Shipping Ltd. (a)	293,000	$ 4,412,580
Suncor Energy, Inc.	1,545,600	24,280,557
Surgutneftegaz JSC sponsored ADR	586,100	9,318,990
Western Gas Resources, Inc.	75,800	2,793,230
YUKOS Corp. sponsored ADR	52,200	7,294,950
		81,826,204
TOTAL ENERGY		191,426,006
FINANCIALS - 6.1%
Banks - 0.4%
Boston Private Financial Holdings, Inc.	142,900	2,837,994
Commerce Bancorp, Inc., New Jersey	100	4,319
Hancock Holding Co.	150	6,698
Kookmin Bank sponsord ADR	69,400	2,453,290
Marshall & Ilsley Corp.	100	2,738
Wintrust Financial Corp.	100	3,132
		5,308,171
Diversified Financials - 0.6%
Doral Financial Corp.	2,100	60,060
Farmer Mac Class C (non-vtg.) (a)	100	3,064
Investment Technology Group, Inc. (a)	224,100	5,010,876
Investors Financial Services Corp.	100	2,739
Moody's Corp.	100	4,129
Principal Financial Group, Inc.	100	3,013
Student Loan Corp.	100	9,780
Sumitomo Trust & Banking Ltd.	836,000	3,385,670
		8,479,331
Insurance - 2.3%
AFLAC, Inc.	2,800	84,336
Alleghany Corp.	32,136	5,704,140
MBIA, Inc.	100	4,386
Mercury General Corp.	34,500	1,296,510
Old Republic International Corp.	122,000	3,416,000
Progressive Corp.	63,900	3,171,357
Protective Life Corp.	100	2,752
Reinsurance Group of America, Inc.	99,400	2,691,752
RenaissanceRe Holdings Ltd.	42,300	1,675,080
UnumProvident Corp.	100	1,754
W.R. Berkley Corp.	350,450	13,881,325
Zenith National Insurance Corp.	300	7,056
		31,936,448
Real Estate - 2.8%
Equity Residential (SBI)	100	2,458
Pan Pacific Retail Properties, Inc.	200,000	7,306,000
ProLogis Trust	298,200	7,499,730
Regency Centers Corp.	134,400	4,354,560
Simon Property Group, Inc.	595,700	20,295,499
		39,458,247
TOTAL FINANCIALS		85,182,197
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 14.9%
Biotechnology - 5.6%
Affymetrix, Inc. (a)	100	$ 2,289
Biogen, Inc. (a)	100	4,006
BioSource International, Inc. (a)	100	599
Caliper Technologies Corp. (a)	100	300
Charles River Labs International, Inc. (a)	514,600	19,801,808
Digene Corp. (a)	100	1,146
Enzon Pharmaceuticals, Inc. (a)	100	1,672
Genentech, Inc. (a)	100	3,316
Gilead Sciences, Inc. (a)	100	3,400
Harvard Bioscience, Inc. (a)(c)	1,785,100	5,887,260
IDEC Pharmaceuticals Corp. (a)	200	6,634
IDEXX Laboratories, Inc. (a)	202,900	6,665,265
Invitrogen Corp. (a)	1,072,900	33,571,041
MedImmune, Inc. (a)	100	2,717
QIAGEN NV (a)	1,022,600	5,307,294
Techne Corp. (a)	122,900	3,511,007
United Therapeutics Corp. (a)	170,300	2,844,010
		77,613,764
Health Care Equipment & Supplies - 2.3%
Advanced Neuromodulation Systems, Inc. (a)	100	3,510
Amersham PLC	321,300	2,877,757
Apogent Technologies, Inc. (a)	100	2,080
Becton, Dickinson & Co.	100	3,069
Biacore International AB sponsored ADR (a)	100	2,240
Biosite, Inc. (a)	100	3,402
Bruker AXS, Inc.	100	181
Bruker Daltonics, Inc. (a)	100	486
Closure Medical Corp. (a)	100	1,048
CTI Molecular Imaging, Inc.	100	2,466
Cyberonics, Inc. (a)	100	1,840
DENTSPLY International, Inc.	100	3,720
Edwards Lifesciences Corp. (a)	266,400	6,785,208
Guidant Corp. (a)	3,800	117,230
HealthTronics Surgical Services, Inc. (a)	100	801
ICU Medical, Inc. (a)	100	3,730
Molecular Devices Corp. (a)	100	1,647
Nutraceutical International Corp. (a)	100	1,144
St. Jude Medical, Inc. (a)	190,300	7,558,716
Therasense, Inc. (a)	100	835
TriPath Imaging, Inc. (a)	100	268
Varian Medical Systems, Inc. (a)	297,400	14,751,040
Wilson Greatbatch Technologies, Inc. (a)	100	2,920
		32,125,338
Health Care Providers & Services - 6.2%
Accredo Health, Inc. (a)	336,450	11,859,863
AdvancePCS Class A (a)	781,800	17,363,778
AmSurg Corp. (a)	59,100	1,207,413
Caremark Rx, Inc. (a)	100	1,625
Cerner Corp. (a)	376,600	11,772,516

	Shares	Value (Note 1)
Coventry Health Care, Inc. (a)	411,400	$ 11,942,942
Eclipsys Corp. (a)	100	535
Express Scripts, Inc. (a)	100	4,804
First Health Group Corp. (a)	9,800	238,630
IMS Health, Inc.	1,652,700	26,443,200
Laboratory Corp. of America Holdings (a)	100	2,324
McKesson Corp.	3,500	94,605
MIM Corp. (a)	100	580
Omnicare, Inc.	203,400	4,847,022
Oxford Health Plans, Inc. (a)	100	3,645
Patterson Dental Co. (a)	100	4,374
Pharmaceutical Product Development, Inc. (a)	100	2,927
Priority Healthcare Corp. Class B (a)	200	4,640
Quest Diagnostics, Inc. (a)	100	5,690
ResCare, Inc. (a)	440,500	1,598,575
WebMD Corp. (a)	100	855
		87,400,543
Pharmaceuticals - 0.8%
Alpharma, Inc. Class A	100	1,191
Forest Laboratories, Inc. (a)	100	9,822
ICN Pharmaceuticals, Inc.	95,700	1,044,087
Mylan Laboratories, Inc.	81,600	2,847,840
Perrigo Co. (a)	14,200	172,530
Pharmaceutical Resources, Inc. (a)	7,700	229,460
Scios, Inc. (a)	100	3,258
SICOR, Inc. (a)	392,700	6,224,295
Watson Pharmaceuticals, Inc. (a)	5,200	147,004
		10,679,487
TOTAL HEALTH CARE		207,819,132
INDUSTRIALS - 8.8%
Aerospace & Defense - 2.5%
Alliant Techsystems, Inc. (a)	178,250	11,113,888
DRS Technologies, Inc. (a)	204,900	6,419,517
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	100	1,590
Engineered Support Systems, Inc.	150	5,499
Herley Industries, Inc. (a)	93,300	1,624,166
L-3 Communications Holdings, Inc. (a)	292,100	13,118,211
Veridian Corp.	155,300	3,314,102
		35,596,973
Air Freight & Logistics - 0.0%
C.H. Robinson Worldwide, Inc.	3,250	101,400
Expeditors International of Washington, Inc.	4,400	143,660
FedEx Corp.	100	5,422
UTI Worldwide, Inc.	100	2,625
		253,107
Commercial Services & Supplies - 4.5%
Apollo Group, Inc. Class A (a)	100	4,400
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Avery Dennison Corp.	100	$ 6,108
Bright Horizons Family Solutions, Inc. (a)	525,200	14,768,624
Career Education Corp. (a)	100	4,000
CheckFree Corp. (a)	100	1,600
ChoicePoint, Inc. (a)	579,900	22,900,251
Cintas Corp.	100	4,575
Concord EFS, Inc. (a)	799,800	12,588,852
Corinthian Colleges, Inc. (a)	100	3,786
DeVry, Inc. (a)	3,900	64,779
DST Systems, Inc. (a)	100	3,555
Education Management Corp. (a)	69,800	2,624,480
H&R Block, Inc.	3,300	132,660
Headwaters, Inc. (a)	100	1,551
Herman Miller, Inc.	100	1,840
HON Industries, Inc.	100	2,828
infoUSA, Inc. (a)	100	497
Ionics, Inc. (a)	100	2,280
Paychex, Inc.	100	2,790
Pittston Co. - Brinks Group	291,600	5,388,768
Princeton Review, Inc. (a)	100	495
Tetra Tech, Inc. (a)	315,900	3,853,980
		62,362,699
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	55,200	1,965,120
Electrical Equipment - 0.3%
AstroPower, Inc. (a)	150,550	1,202,895
REPower Systems AG	127,100	3,157,245
		4,360,140
Industrial Conglomerates - 0.0%
Teleflex, Inc.	100	4,289
Machinery - 1.4%
AGCO Corp. (a)	144,800	3,200,080
CUNO, Inc. (a)	86,000	2,848,320
Dionex Corp. (a)	100	2,971
Graco, Inc.	445,800	12,772,170
Pentair, Inc.	100	3,455
		18,826,996
Trading Companies & Distributors - 0.0%
Fastenal Co.	200	7,478
TOTAL INDUSTRIALS		123,376,802
INFORMATION TECHNOLOGY - 7.5%
Communications Equipment - 0.0%
3Com Corp. (a)	100	463
Avocent Corp. (a)	100	2,222
Black Box Corp.	100	4,480
Emulex Corp. (a)	100	1,855
Harris Corp.	100	2,630
Loral Space & Communications Ltd. (a)	678,100	291,583

	Shares	Value (Note 1)
Netscreen Technologies, Inc.	200	$ 3,368
Polycom, Inc. (a)	200	1,904
Scientific-Atlanta, Inc.	5,100	60,486
UTStarcom, Inc. (a)	100	1,983
		370,974
Computers & Peripherals - 0.4%
Drexler Technology Corp. (a)	458,100	5,772,060
Electronic Equipment & Instruments - 4.6%
Anritsu Corp.	633,000	2,419,652
Flir Systems, Inc. (a)	100	4,880
Mettler-Toledo International, Inc. (a)	87,400	2,802,044
Millipore Corp.	37,000	1,258,000
Nam Tai Electronics, Inc.	80,200	1,960,890
Symbol Technologies, Inc.	3,170,600	26,062,332
Teledyne Technologies, Inc. (a)	229,100	3,592,288
Waters Corp. (a)	1,184,620	25,801,024
		63,901,110
Internet Software & Services - 0.5%
Ariba, Inc. (a)	100	248
AsiaInfo Holdings, Inc. (a)	100	634
Autobytel, Inc. (a)	100	280
CNET Networks, Inc. (a)	100	271
Digital Impact, Inc. (a)	100	190
FreeMarkets, Inc. (a)	100	644
Overture Services, Inc. (a)	225,700	6,163,867
PEC Solutions, Inc. (a)	100	2,990
Retek, Inc. (a)	92,800	252,416
Yahoo!, Inc. (a)	100	1,635
		6,423,175
IT Consulting & Services - 0.3%
Affiliated Computer Services, Inc. Class A (a)	100	5,265
CACI International, Inc. Class A (a)	300	10,692
Cognizant Technology Solutions Corp. Class A (a)	100	7,223
Manhattan Associates, Inc. (a)	188,000	4,448,080
SRA International, Inc. Class A	100	2,709
SunGard Data Systems, Inc. (a)	100	2,356
		4,476,325
Office Electronics - 0.0%
Zebra Technologies Corp. Class A (a)	100	5,730
Semiconductor Equipment & Products - 0.0%
Broadcom Corp. Class A (a)	100	1,506
International Rectifier Corp. (a)	100	1,846
KLA-Tencor Corp. (a)	100	3,537
LAM Research Corp. (a)	100	1,080
Micrel, Inc. (a)	100	898
Microchip Technology, Inc.	100	2,445
Novellus Systems, Inc. (a)	100	2,808
NVIDIA Corp. (a)	5,000	57,550
Omnivision Technologies, Inc. (a)	100	1,357
QLogic Corp. (a)	81	2,795
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
RF Micro Devices, Inc. (a)	100	$ 733
Standard Microsystems Corp. (a)	100	1,947
		78,502
Software - 1.7%
Activision, Inc. (a)	127,500	1,860,225
Adobe Systems, Inc.	100	2,480
Ansys, Inc. (a)	100	2,020
Borland Software Corp. (a)	100	1,230
Business Objects SA sponsored ADR (a)	100	1,500
Check Point Software Technologies Ltd. (a)	100	1,297
Cognos, Inc. (a)	100	2,353
Dassault Systemes SA sponsored ADR	100	2,150
Digimarc Corp. (a)	100	1,134
Electronic Arts, Inc. (a)	200	9,954
Kronos, Inc. (a)	100	3,699
Legato Systems, Inc. (a)	7,000	35,210
Magma Design Automation, Inc. (a)	100	958
Mercury Interactive Corp. (a)	100	2,965
National Instruments Corp. (a)	100	3,249
Network Associates, Inc. (a)	100	1,609
PeopleSoft, Inc. (a)	100	1,830
Renaissance Learning, Inc. (a)	627,400	11,857,860
Symantec Corp. (a)	174,900	7,085,199
Synopsys, Inc. (a)	100	4,615
Trend Micro, Inc. sponsored ADR (a)	100	1,650
Tripos, Inc. (a)	100	733
Vastera, Inc. (a)	610,800	3,451,631
		24,335,551
TOTAL INFORMATION TECHNOLOGY		105,363,427
MATERIALS - 19.2%
Chemicals - 0.7%
Ecolab, Inc.	89,500	4,430,250
International Flavors & Fragrances, Inc.	154,800	5,433,480
Potash Corp. of Saskatchewan	100	6,341
Praxair, Inc.	100	5,777
Sigma Aldrich Corp.	100	4,870
		9,880,718
Construction Materials - 0.0%
James Hardie Industries NV	100	383
Containers & Packaging - 0.2%
Packaging Corp. of America (a)	137,100	2,500,704
Metals & Mining - 18.3%
Agnico-Eagle Mines Ltd.	1,119,130	16,605,802
Agnico-Eagle Mines Ltd. warrants 11/14/07 (a)	23,350	117,918
Apex Silver Mines Ltd. (a)	100	1,480
AUR Resources, Inc. (a)	1,858,900	4,386,262

	Shares	Value (Note 1)
Barrick Gold Corp.	100	$ 1,549
Companhia Vale do Rio Doce sponsored ADR	100	2,891
Compania de Minas Buenaventura SA sponsored ADR	290,400	7,663,656
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	884,300	14,838,554
Goldcorp, Inc.	50,000	637,919
Harmony Gold Mining Co. Ltd.	1,146,300	19,661,175
Kinross Gold Corp. (a)	9,791,000	24,099,199
Meridian Gold, Inc. (a)	3,326,500	58,689,251
Newmont Mining Corp. Holding Co.	2,814,180	81,695,639
Nucor Corp.	199,300	8,231,090
Outokumpu Oyj (A Shares)	90,200	786,018
Placer Dome, Inc.	100	1,136
Sons of Gwalia Ltd. ADR	100	721
Steel Dynamics, Inc. (a)	526,200	6,330,186
Teck Cominco Ltd. Class B (sub. vtg.)	1,550,900	11,442,117
Xstrata PLC (a)	43,300	452,690
		255,645,253
Paper & Forest Products - 0.0%
Aracruz Celulose SA sponsored ADR	100	1,856
TOTAL MATERIALS		268,028,914
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
America Movil SA de CV sponsored ADR	100	1,436
UTILITIES - 3.5%
Electric Utilities - 0.0%
Ameren Corp.	100	4,157
Cinergy Corp.	100	3,372
		7,529
Gas Utilities - 1.5%
KeySpan Corp.	498,700	17,574,188
NiSource, Inc.	170,100	3,402,000
Southwestern Energy Co. (a)	100	1,145
		20,977,333
Multi-Utilities & Unregulated Power - 2.0%
Energy East Corp.	100	2,209
Equitable Resources, Inc.	92,600	3,244,704
Questar Corp.	5,600	155,792
SCANA Corp.	797,400	24,687,504
		28,090,209
TOTAL UTILITIES		49,075,071
TOTAL COMMON STOCKS (Cost $1,185,408,547)		1,223,028,739
U.S. Treasury Obligations - 0.0%
	Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (d) (Cost $24,990)	$ 25,000	$ 24,995
Money Market Funds - 15.7%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	178,456,397	178,456,397
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	41,283,140	41,283,140
TOTAL MONEY MARKET FUNDS (Cost $219,739,537)		219,739,537
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $1,405,173,074)		1,442,793,271
NET OTHER ASSETS - (3.1)%		(44,039,273)
NET ASSETS - 100%		$ 1,398,753,998
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
1 MidCap 400 Index Contracts	March 2003	$ 214,950	$ (4,181)

The face value of futures purchased as a percentage of net assets - 0.0%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $24,995.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,963,278,151 and $1,580,148,744, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $181,725 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.5%
Canada	11.3
South Africa	1.4
Russia	1.2
Others (individually less than 1%)	3.6
100.0%

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Harvard Bioscience, Inc.	$ -	$ -	$ -	$ 5,887,260
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $158,631,000 of which $15,428,000, $42,786,000 and $100,417,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $39,528,292) (cost $1,405,173,074) - See accompanying schedule		$ 1,442,793,271
Receivable for investments sold		2,282,525
Receivable for fund shares sold		1,243,619
Dividends receivable		665,754
Interest receivable		201,175
Receivable for daily variation on futures contracts		1,275
Other receivables		540,670
Total assets		1,447,728,289

Liabilities
Payable for investments purchased	$ 5,292,973
Payable for fund shares redeemed	1,123,561
Accrued management fee	673,184
Distribution fees payable	136,347
Other payables and accrued expenses	465,086
Collateral on securities loaned, at value	41,283,140
Total liabilities		48,974,291

Net Assets		$ 1,398,753,998
Net Assets consist of:
Paid in capital		$ 1,517,162,460
Undistributed net investment income		4,928,520
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(160,954,349)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,617,367
Net Assets		$ 1,398,753,998

Initial Class: Net Asset Value, offering price and redemption price per share ($499,556,736 ÷ 28,531,105 shares)		$ 17.51

Service Class: Net Asset Value, offering price and redemption price per share ($378,264,499 ÷ 21,661,898 shares)		$ 17.46

Service Class 2: Net Asset Value, offering price and redemption price per share ($520,932,763 ÷ 29,954,649 shares)		$ 17.39

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 11,811,278
Interest		2,670,073
Security lending		381,083
Total income		14,862,434

Expenses
Management fee	$ 7,628,488
Transfer agent fees	925,670
Distribution fees	1,279,645
Accounting and security lending fees	320,127
Non-interested trustees' compensation	4,613
Custodian fees and expenses	97,710
Audit	25,012
Legal	12,203
Miscellaneous	162,679
Total expenses before reductions	10,456,147
Expense reductions	(960,988)	9,495,159
Net investment income (loss)		5,367,275
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(99,982,065)
Foreign currency transactions	(54,607)
Futures contracts	(55,461)
Total net realized gain (loss)		(100,092,133)
Change in net unrealized appreciation (depreciation) on: Investment securities	(54,348,290)
Assets and liabilities in foreign currencies	1,752
Futures contracts	(4,181)
Total change in net unrealized appreciation (depreciation)		(54,350,719)
Net gain (loss)		(154,442,852)
Net increase (decrease) in net assets resulting from operations		$ (149,075,577)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,367,275	$ 9,952,192
Net realized gain (loss)	(100,092,133)	(21,695,188)
Change in net unrealized appreciation (depreciation)	(54,350,719)	(14,911,862)
Net increase (decrease) in net assets resulting from operations	(149,075,577)	(26,654,858)
Distributions to shareholders from net investment income	(10,315,464)	-
Share transactions - net increase (decrease)	406,189,773	233,603,651
Total increase (decrease) in net assets	246,798,732	206,948,793

Net Assets
Beginning of period	1,151,955,266	945,006,473
End of period (including undistributed net investment income of $4,928,520 and undistributed net investment income of $9,876,712, respectively)	$ 1,398,753,998	$ 1,151,955,266
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	7,049,981	6,655,084	22,666,360
Reinvested	277,413	161,340	101,720
Redeemed	(8,136,461)	(3,917,197)	(3,604,685)
Net increase (decrease)	(809,067)	2,899,227	19,163,395

Dollars Sold	$ 134,875,925	$ 125,174,947	$ 416,253,061
Reinvested	5,301,369	3,078,362	1,935,732
Redeemed	(145,105,795)	(70,148,866)	(65,174,962)
Net increase (decrease)	$ (4,928,501)	$ 58,104,443	$ 353,013,831

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	9,676,112	9,095,820	8,986,545
Reinvested	-	-	-
Redeemed	(9,413,601)	(4,323,424)	(1,810,628)
Net increase (decrease)	262,511	4,772,396	7,175,917

Dollars Sold	$ 182,558,139	$ 170,632,678	$ 167,539,684
Reinvested	-	-	-
Redeemed	(173,494,579)	(80,200,595)	(33,431,676)
Net increase (decrease)	$ 9,063,560	$ 90,432,083	$ 134,108,008

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 5,301,369	$ 3,078,362	$ 1,935,733
From net realized gain	-	-	-
Total	$ 5,301,369	$ 3,078,362	$ 1,935,733

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ -	$ -	$ -
From net realized gain	-	-	-
Total	$ -	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.60	$ 20.26	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.20	.19	-	-
Net realized and unrealized gain (loss)	(2.00)	(.86)	4.95	5.05	.31
Total from investment operations	(1.91)	(.66)	5.14	5.05	.31
Distributions from net investment income	(.18)	-	(.08)	-	-
Distributions from net realized gain	-	-	-	(.09)	-
Distributions in excess of net realized gain	-	-	(.05)	(.02)	-
Total distributions	(.18)	-	(.13)	(.11)	-
Net asset value, end of period	$ 17.51	$ 19.60	$ 20.26	$ 15.25	$ 10.31
Total Return B, C, D	(9.82)%	(3.26)%	33.78%	49.04%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.70%	.69%	.74%	3.34%	115.88% A
Expenses net of voluntary waivers, if any	.70%	.69%	.74%	1.00%	1.00% A
Expenses net of all reductions	.63%	.62%	.69%	.97%	1.00% A
Net investment income (loss)	.51%	1.06%	1.01%	.01%	(.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 499,557	$ 574,934	$ 589,026	$ 1,744	$ 516
Portfolio turnover rate	135%	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.54	$ 20.22	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.18	.17	(.01)	-
Net realized and unrealized gain (loss)	(2.00)	(.86)	4.93	5.05	.31
Total from investment operations	(1.92)	(.68)	5.10	5.04	.31
Distributions from net investment income	(.16)	-	(.07)	-	-
Distributions from net realized gain	-	-	-	(.09)	-
Distributions in excess of net realized gain	-	-	(.05)	(.02)	-
Total distributions	(.16)	-	(.12)	(.11)	-
Net asset value, end of period	$ 17.46	$ 19.54	$ 20.22	$ 15.24	$ 10.31
Total Return B, C, D	(9.90)%	(3.36)%	33.54%	48.94%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.80%	.79%	.84%	3.41%	115.96% A
Expenses net of voluntary waivers, if any	.80%	.79%	.84%	1.10%	1.10% A
Expenses net of all reductions	.73%	.72%	.79%	1.07%	1.10%A
Net investment income (loss)	.41%	.96%	.92%	(.09) %	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 378,264	$ 366,665	$ 282,941	$ 25,908	$ 516
Portfolio turnover rate	135%	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.49	$ 20.20	$ 14.82
Income from Investment Operations
Net investment income (loss) E	.05	.15	.14
Net realized and unrealized gain (loss)	(1.99)	(.86)	5.35
Total from investment operations	(1.94)	(.71)	5.49
Distributions from net investment income	(.16)	-	(.06)
Distributions in excess of net realized gain	-	-	(.05)
Total distributions	(.16)	-	(.11)
Net asset value, end of period	$ 17.39	$ 19.49	$ 20.20
Total Return B, C, D	(10.02)%	(3.51)%	37.12%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	.94%	.99% A
Expenses net of voluntary waivers, if any	.95%	.94%	.99% A
Expenses net of all reductions	.88%	.88%	.94% A
Net investment income (loss)	.25%	.81%	.76%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 520,933	$ 210,356	$ 73,039
Portfolio turnover rate	135%	144%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio - Initial Class

Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Money Market - Initial Class	1.69%	4.55%	4.70%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	12/31/02	10/1/02	7/2/02	4/2/02	1/1/02
Fidelity VIP: Money Market - Initial Class	1.28%	1.61%	1.69%	1.83%	2.06%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year.

Comparing Performance

The U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. A money market fund returns to its shareholders income earned by the fund's investments after expenses.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Duby, Portfolio Manager of Money Market Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended December 31, 2002?

A. For most of 2002, the Federal Reserve Board left the rate banks charge each other for overnight loans - known as the fed funds target rate - unchanged at 1.75%. During this time, however, the Fed's perception of the strength of the economy wavered back and forth. At times, the Fed felt that the economy was too weak and leaned toward lowering rates. At others, the Fed maintained a neutral stance. While the target rate remained unchanged until November, changes in the Fed's stance and the market's interpretation of economic data caused money market yields to undulate. In early 2002, many market participants expected the economy to rebound enough to encourage the Fed to reverse course and raise rates, which caused longer-term money market yields to increase relative to shorter-term rates. However, generally positive economic data in the first quarter of 2002 turned mixed during early April and May. This development caused a change in sentiment, with most market observers pushing their anticipation of Fed action further into the future. In response, long-term money market rates fell to essentially the same level as short-term yields. In August, the Fed revised its stance yet again, indicating fears of economic weakness. As a result, long-term money market rates fell lower than those on the short end, as the market began to factor in additional Fed cuts.

Q. What happened in November?

A. The Fed confirmed the market's expectations on November 6, when it cut the target rate to a new 40-year low of 1.25%. While the manufacturing sector generally has been on the mend since late 2001, weak business spending and increased unemployment hindered a full-fledged economic recovery, as did corporate governance scandals that eroded investor confidence in the financial markets. The amount of commercial paper outstanding fell dramatically during the period as a consequence, further exacerbated by the reduced corporate funding requirements associated with a slow business environment. Diminished supply of commercial paper combined with the large volume of money market fund inflows kept downward pressure on money market rates.

Q. What was your strategy with the fund?

A. The fund's investment strategy shifted during the period as a result of market developments. In the first half of 2002, I lengthened the average maturity of the portfolio because longer maturities offered more attractive risk/reward tradeoffs at a time when Fed action appeared increasingly unlikely. Mid-year, I invested in shorter-maturity securities, because long-term securities offered little to no yield advantage over shorter alternatives. More recently, as the prospects for additional rate cuts by the Fed became more likely, I increased the average maturity of the portfolio to lock in higher rates prior to any Fed action. Credit-quality concerns also dominated my strategy throughout the period, and so I used government agency discount notes during most of the period as the primary vehicle for adjusting maturities. As the year progressed, however, I increased the fund's allocation to commercial paper as corporate issuers with stronger financial profiles began to emerge.

Q. What's your outlook, Bob?

A. Market sentiment currently is quite similar to the start of 2002. Most market participants feel that the Fed has concluded its easing program and will look to hike rates sometime during the second half of 2003. Recent economic news has been mixed, making the possibility of any Fed tightening action during the first half of 2003 unlikely. While economic indicators such as third-quarter gross domestic product growth and the housing sector have been strong, consumer confidence and manufacturing figures have slumped. Given this information - as well as the prospects of war with Iraq and the short-term effects war will have on the economy and consumer confidence - there might be cause for the Fed to lower rates yet again. However, as the economy weathers these storms and the effects of the recent rate cuts become evident, the chance of a rate cut occurring beyond the next few months is very remote.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: income and share-price stability by investing in high-quality, short-term instruments

Start date: April 1, 1982

Size: as of December 31, 2002, more than
$2.7 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Certificates of Deposit - 37.1%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 2.7%
Chase Manhattan Bank USA NA
2/7/03	1.63%	$ 40,000,000	$ 40,000,000
Citibank NA, New York
2/20/03	1.34	25,000,000	25,000,000
World Savings Bank FSB
3/6/03	1.35	10,000,000	9,999,287
			74,999,287
London Branch, Eurodollar, Foreign Banks - 22.2%
Alliance & Leicester PLC
2/28/03	1.36	5,000,000	5,002,561
Barclays Bank PLC
1/14/03	1.35	10,000,000	10,000,000
1/14/03	1.71	10,000,000	10,000,000
1/21/03	1.35	15,000,000	15,000,000
2/12/03	1.34	40,000,000	40,000,000
5/19/03	1.35	5,000,000	5,000,000
6/10/03	1.33	15,000,000	15,000,000
BNP Paribas SA
2/25/03	1.35	15,000,000	15,000,000
3/18/03	1.75	5,000,000	5,000,000
4/22/03	1.35	25,000,000	25,000,000
Deutsche Bank AG
2/12/03	1.34	35,000,000	35,000,000
Dresdner Bank AG
2/3/03	1.63	25,000,000	25,000,000
2/12/03	1.33	35,000,000	35,000,000
2/18/03	1.34	10,000,000	10,000,000
HBOS Treasury Services PLC
2/18/03	1.34	25,000,000	25,000,000
2/21/03	1.80	5,000,000	5,000,000
3/5/03	1.38	10,000,000	10,000,000
3/25/03	1.80	45,000,000	45,000,000
ING Bank NV
1/21/03	1.80	5,000,000	5,000,000
2/12/03	1.35	35,000,000	35,000,000
2/24/03	1.36	5,000,000	5,000,000
Landesbank Baden-Wuerttemberg
2/18/03	1.34	5,000,000	4,999,933
3/18/03	1.77	5,000,000	5,000,052
4/22/03	1.77	5,000,000	5,000,076
4/22/03	1.79	25,000,000	25,000,000
Landesbank Hessen-Thuringen
5/30/03	1.38	15,000,000	15,000,000
Lloyds TSB Bank PLC
6/10/03	1.32	25,000,000	25,000,000
National Australia Bank Ltd.
6/18/03	1.37	27,000,000	27,120,801
Nordea Bank Finland PLC
3/18/03	1.77	10,000,000	10,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Northern Rock PLC
2/7/03	1.55%	$ 5,000,000	$ 5,000,000
Societe Generale
2/12/03	1.40	26,500,000	26,497,969
Svenska Handelsbanken AB
1/27/03	1.36	50,000,000	49,999,989
3/14/03	1.75	5,000,000	5,000,093
WestLB AG
1/17/03	1.76	10,000,000	10,000,000
2/12/03	1.36	15,000,000	15,000,000
6/10/03	1.36	5,000,000	5,000,000
			613,621,474
New York Branch, Yankee Dollar, Foreign Banks - 12.2%
Abbey National Treasury Services PLC
1/3/03	1.35 (b)	25,000,000	24,996,207
1/10/03	1.34 (b)	10,000,000	9,998,373
Bank of Montreal, Quebec
5/19/03	1.38	10,000,000	10,000,000
BNP Paribas SA
9/19/03	1.43	25,000,000	25,000,000
Credit Agricole Indosuez
1/2/03	1.70 (b)	10,000,000	9,998,498
Credit Suisse First Boston Bank
2/18/03	1.35	75,000,000	75,000,498
Deutsche Bank AG
1/22/03	1.32 (b)	10,000,000	9,998,644
5/13/03	1.35	15,000,000	15,000,000
Dexia Bank SA
1/22/03	1.33 (b)	5,000,000	4,999,435
1/27/03	1.33 (b)	10,000,000	9,998,386
Landesbank Baden-Wuerttemberg
1/31/03	1.35	25,000,000	25,000,000
1/31/03	1.62	15,000,000	15,000,062
Lloyds TSB Bank PLC
1/2/03	1.34 (b)	5,000,000	4,999,258
Royal Bank of Canada
1/22/03	1.32 (b)	15,000,000	14,997,941
1/31/03	1.32 (b)	25,000,000	24,996,312
Societe Generale
1/21/03	1.34 (b)	15,000,000	14,998,701
1/27/03	1.34 (b)	25,000,000	24,996,051
Svenska Handelsbanken AB
1/2/03	1.35 (b)	10,000,000	9,997,256
Toronto-Dominion Bank
1/22/03	1.32 (b)	5,000,000	4,999,322
			334,974,944
TOTAL CERTIFICATES OF DEPOSIT			1,023,595,705
Commercial Paper - 33.2%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Aegon Funding Corp.
3/27/03	1.36%	$ 20,000,000	$ 19,936,250
Alliance & Leicester PLC
3/5/03	1.54	10,000,000	9,973,225
3/7/03	1.54	15,000,000	14,958,563
3/18/03	1.77	5,000,000	4,981,422
Aspen Funding Corp.
2/3/03	1.66	5,000,000	4,992,438
AT&T Corp.
2/4/03	2.31	15,000,000	14,967,417
Bear Stearns Companies, Inc.
2/18/03	1.35	69,078,000	68,953,660
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/13/03	1.73	15,000,000	14,991,400
1/14/03	1.74	25,000,000	24,984,382
1/14/03	1.82	5,000,000	4,996,732
1/17/03	1.80	25,000,000	24,980,111
2/6/03	1.33	30,000,000	29,960,100
2/18/03	1.35	5,000,000	4,991,000
Citicorp
1/10/03	1.75	5,000,000	4,997,825
1/29/03	1.79	50,000,000	49,930,778
Corporate Receivables Corp.
2/6/03	1.64	5,000,000	4,991,850
CXC, Inc.
1/31/03	1.65	5,000,000	4,993,167
DaimlerChrysler North America Holding Corp.
2/10/03	1.93	3,000,000	2,993,600
2/11/03	1.93	5,000,000	4,989,067
2/19/03	1.97	5,000,000	4,986,661
3/17/03	1.98	5,000,000	4,979,479
3/18/03	1.97	10,000,000	9,958,622
Edison Asset Securitization LLC
1/14/03	1.73	55,000,000	54,965,839
2/25/03	1.61	10,000,000	9,975,556
4/23/03	1.80	11,040,000	10,978,863
6/3/03	1.35	10,000,000	9,943,050
Falcon Asset Securitization Corp.
1/16/03	1.40	30,687,000	30,669,099
1/22/03	1.40	20,000,000	19,983,667
1/29/03	1.38	15,000,000	14,983,900
Ford Motor Credit Co.
2/20/03	1.95	5,000,000	4,986,528
3/3/03	1.99	5,000,000	4,983,225
3/12/03	1.98	5,000,000	4,980,847
3/17/03	1.97	10,000,000	9,959,167
GE Capital International Funding, Inc.
3/11/03	1.79	10,000,000	9,966,075
4/24/03	1.35	5,000,000	4,978,969
General Electric Capital Corp.
2/13/03	1.77	45,000,000	44,905,400

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
5/7/03	1.37%	$ 15,000,000	$ 14,928,600
General Electric Capital Services, Inc.
5/6/03	1.37	5,000,000	4,976,389
6/4/03	1.37	5,000,000	4,970,911
Household Finance Corp.
1/29/03	1.59	5,000,000	4,993,817
1/30/03	1.59	5,000,000	4,993,596
2/4/03	1.60	5,000,000	4,992,444
2/13/03	1.51	5,000,000	4,991,042
2/19/03	1.58	5,000,000	4,989,315
2/26/03	1.63	5,000,000	4,987,400
3/18/03	1.63	5,000,000	4,982,900
Lloyds TSB Bank PLC
5/5/03	1.35	30,000,000	29,861,533
Montauk Funding Corp.
1/27/03	1.39 (b)	50,000,000	50,000,000
Morgan Stanley
1/2/03	1.39 (b)	30,000,000	30,000,000
Morgan Stanley Dean Witter Australia Finance Ltd.
3/10/03	1.79	10,000,000	9,966,567
New Center Asset Trust
6/3/03	1.36	10,000,000	9,942,625
Newcastle (Discover Card Master Trust)
2/6/03	1.56	5,000,000	4,992,250
2/12/03	1.36	5,000,000	4,992,067
Paradigm Funding LLC
2/4/03	1.37	20,000,000	19,974,122
2/14/03	1.37	25,000,000	24,958,139
Park Avenue Receivables Corp.
1/23/03	1.36	25,000,000	24,979,222
Preferred Receivables Funding Corp.
1/13/03	1.40	5,000,000	4,997,667
1/21/03	1.40	4,426,000	4,422,558
1/28/03	1.36	25,000,000	24,974,500
Sheffield Receivables Corp.
1/21/03	1.40	20,000,000	19,984,444
The Walt Disney Co.
1/28/03	2.01	5,000,000	4,992,500
Windmill Funding Corp.
1/23/03	1.40	10,000,000	9,991,444
3/26/03	1.80	5,000,000	4,979,175
TOTAL COMMERCIAL PAPER			916,563,161
Federal Agencies - 2.7%

Fannie Mae - 2.7%
Discount Notes - 2.7%
5/2/03	1.31	50,000,000	49,781,528
7/25/03	1.33	25,000,000	24,812,083
			74,593,611
Bank Notes - 3.3%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
National City Bank, Indiana
1/13/03	1.36% (b)	$ 15,000,000	$ 14,998,500
2/5/03	1.55	50,000,000	50,000,000
U.S. Bank NA, Cincinnati
1/27/03	1.35 (b)	25,000,000	24,996,431
TOTAL BANK NOTES			89,994,931
Master Notes - 2.4%

General Motors Acceptance Corp. Mortgage Credit
1/2/03	1.89	25,000,000	24,998,691
Goldman Sachs Group, Inc.
2/24/03	1.45 (c)	20,000,000	20,000,000
3/19/03	1.43 (c)	20,000,000	20,000,000
TOTAL MASTER NOTES			64,998,691
Medium-Term Notes - 7.2%

Bank of America NA
2/4/03	1.75 (b)	25,000,000	25,002,212
GE Capital Assurance Co.
1/2/03	1.55 (b)(c)	5,000,000	5,000,000
General Electric Capital Corp.
1/9/03	1.46 (b)	25,000,000	25,000,000
1/17/03	1.45 (b)	20,000,000	20,000,000
1/28/03	1.42 (b)	10,000,000	10,000,000
Harwood Street Funding I LLC
1/21/03	1.54 (a)(b)	10,000,000	10,000,000
Morgan Stanley
1/15/03	1.52 (b)	20,000,000	20,000,000
Sheffield Receivables Corp.
1/21/03	1.39 (b)	5,000,000	5,000,000
1/27/03	1.38 (b)	50,000,000	49,999,285
Verizon Global Funding Corp.
3/17/03	1.66 (b)	30,000,000	30,000,000
TOTAL MEDIUM-TERM NOTES			200,001,497
Short-Term Notes - 2.6%

Jackson National Life Insurance Co.
1/2/03	1.96 (b)(c)	7,000,000	7,000,000
Metropolitan Life Insurance Co.
1/2/03	1.98 (b)(c)	10,000,000	10,000,000
Monumental Life Insurance Co.
1/1/03	1.58 (b)(c)	5,000,000	5,000,000
1/1/03	1.61 (b)(c)	5,000,000	5,000,000
New York Life Insurance Co.
1/2/03	1.94 (b)(c)	30,000,000	30,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Pacific Life Insurance Co.
3/10/03	1.52% (b)(c)	$ 5,000,000	$ 5,000,000
Transamerica Occidental Life Insurance Co.
2/1/03	1.88 (b)(c)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			72,000,000
Repurchase Agreements - 11.9%
	Maturity Amount
In a joint trading account (Collateralized by U.S. Government Obligations dated 12/31/02 due 1/2/03 At 1.25%)	$ 675,047	675,000
With:
Banc of America Securities LLC At 1.39%, dated 12/31/02 due 1/2/03 (Collateralized by Commercial Paper Obligations with principal amounts of $102,252,864, 0% - 1.97%, 1/30/03 - 3/26/03)	100,007,722	100,000,000
Countrywide Securities Corp. At 1.44%, dated 12/27/02 due 1/27/03 (Collateralized by Corporate Obligations with principal amounts of $30,600,000, 0%, 6/25/33)	30,037,200	30,000,000
Goldman Sachs & Co. At 1.41%, dated 12/31/02 due 1/2/03 (Collateralized by Mortgage Loan Obligations with principal amounts of $90,356,910, 0% - 7.229%, 6/15/07 - 12/26/31)	79,006,199	79,000,000
J.P. Morgan Securities, Inc. At 1.43%, dated 12/11/02 due 1/30/03 (Collateralized by Corporate Obligations with principal amounts of $20,735,000, 0% - 7.75%, 12/15/03 - 2/15/31)	20,039,722	20,000,000
Lehman Brothers, Inc. At 1.46%, dated 12/31/02 due 1/2/03 (Collateralized by Equity Securities with shares of 5,787,627)	100,008,111	100,000,000
TOTAL REPURCHASE AGREEMENTS		329,675,000
TOTAL INVESTMENT PORTFOLIO - 100.4%	2,771,422,596
NET OTHER ASSETS - (0.4)%	(10,733,209)
NET ASSETS - 100%	$ 2,760,689,387
Total Cost for Income Tax Purposes $ 2,771,422,596
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,000,000 or 0.4% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Capital Assurance Co. 1.55%, 1/2/03	7/30/02	$ 5,000,000
Goldman Sachs Group, Inc.: 1.43%, 3/19/03	12/19/02	$ 20,000,000
1.45%, 2/24/03	11/25/02	$ 20,000,000
Jackson National Life Insurance Co. 1.96%, 1/2/03	7/6/99	$ 7,000,000
Metropolitan Life Insurance Co. 1.98%, 1/2/03	3/26/02	$ 10,000,000
Monumental Life Insurance Co.: 1.58%, 1/1/03	9/17/98	$ 5,000,000
1.61%, 1/1/03	3/12/99	$ 5,000,000
New York Life Insurance Co. 1.94%, 1/2/03	2/28/02 - 12/19/02	$ 30,000,000
Pacific Life Insurance Co 1.52%, 3/10/03	9/6/02	$ 5,000,000
Transamerica Occidental Life Insurance Co. 1.88%, 2/1/03	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $117,000,000 or 4.2% of net assets.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $329,675,000) - See accompanying schedule		$ 2,771,422,596
Cash		29,380
Receivable for fund shares sold		3,284,987
Interest receivable		2,769,675
Other receivables		100,378
Total assets		2,777,607,016

Liabilities
Payable for fund shares redeemed	$ 16,166,727
Accrued management fee	465,224
Distribution fees payable	10,241
Other payables and accrued expenses	275,437
Total liabilities		16,917,629

Net Assets		$ 2,760,689,387
Net Assets consist of:
Paid in capital		$ 2,760,689,387
Net Assets		$ 2,760,689,387
Initial Class: Net Asset Value, offering price and redemption price per share ($2,705,068,930 ÷ 2,704,967,297 shares)		$ 1.00

Service Class: Net Asset Value, offering price and redemption price per share ($8,016,718 ÷ 8,014,834 shares)		$ 1.00

Service Class 2: Net Asset Value, offering price and redemption price per share ($47,603,739 ÷ 47,603,461 shares)		$ 1.00

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 54,481,860
Expenses
Management fee	$ 5,542,141
Transfer agent fees	1,851,133
Distribution fees	130,688
Accounting fees and expenses	250,943
Non-interested trustees' compensation	9,947
Custodian fees and expenses	58,689
Registration fees	846
Audit	15,350
Legal	11,377
Miscellaneous	203,558
Total expenses before reductions	8,074,672
Expense reductions	(2,912)	8,071,760
Net investment income		46,410,100
Net Realized Gain (Loss) on investment securities		87,888
Net increase in net assets resulting from operations		$ 46,497,988

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income	$ 46,410,100	$ 105,115,032
Net realized gain (loss)	87,888	71,154
Net increase (decrease) in net assets resulting from operations	46,497,988	105,186,186
Distributions to shareholders from net investment income	(46,410,100)	(105,115,032)
Share transactions - net increase (decrease)	(39,187,088)	566,164,645
Total increase (decrease) in net assets	(39,099,200)	566,235,799

Net Assets
Beginning of period	2,799,788,587	2,233,552,788
End of period	$ 2,760,689,387	$ 2,799,788,587
Other Information:
Share Transactions at net asset value of $1.00 per share	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Sold	6,692,494,433	8,278,271	505,243,362
Reinvested	45,541,480	125,174	705,271
Redeemed	(6,786,431,592)	(6,531,366)	(498,612,121)
Net increase (decrease)	(48,395,679)	1,872,079	7,336,512

Share Transactions at net asset value of $1.00 per share	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Sold	6,279,947,605	7,671,735	244,909,763
Reinvested	104,611,787	50,876	452,369
Redeemed	(5,864,593,497)	(1,682,917)	(205,203,076)
Net increase (decrease)	519,965,895	6,039,694	40,159,056

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 45,579,655	$ 125,174	$ 705,271

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 104,611,787	$ 50,876	$ 452,369

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.017	.041	.062	.050	.053
Distributions from net investment income	(.017)	(.041)	(.062)	(.050)	(.053)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A, B	1.69%	4.18%	6.30%	5.17%	5.46%
Ratios to Average Net Assets C
Expenses before expense reductions	.29%	.28%	.33%	.27%	.30%
Expenses net of voluntary waivers, if any	.29%	.28%	.33%	.27%	.30%
Expenses net of all reductions	.29%	.28%	.33%	.27%	.30%
Net investment income	1.68%	3.99%	6.18%	5.06%	5.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,705,069	$ 2,753,379	$ 2,233,342	$ 1,939,491	$ 1,507,489

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.016	.040	.031
Distributions from net investment income	(.016)	(.040)	(.031)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return B, C, D	1.61%	4.10%	3.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.39%	.39%	.47% A
Expenses net of voluntary waivers, if any	.39%	.39%	.45% A
Expenses net of all reductions	.39%	.39%	.45% A
Net investment income	1.58%	3.87%	6.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,017	$ 6,143	$ 103

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.014	.039	.058
Distributions from net investment income	(.014)	(.039)	(.058)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return B, C, D	1.45%	3.96%	5.89%
Ratios to Average Net Assets F
Expenses before expense reductions	.54%	.55%	.96% A
Expenses net of voluntary waivers, if any	.54%	.55%	.60% A
Expenses net of all reductions	.54%	.55%	.60% A
Net investment income	1.43%	3.71%	5.94% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,604	$ 40,267	$ 108

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund. Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds) are funds of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities owned by the Money Market Portfolio are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. For the Money Market Portfolio, dividends are declared daily and paid monthly from net investment income and distributions from realized gains, if any, are recorded on the ex-dividend date. Distributions from net investment income and realized gains are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. There were no significant book-to-tax differences during the period for the Money Market Portfolio. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asset Manager: Growth	$ 339,040,364	$ 12,428,129	$ (55,023,451)	$ (42,595,322)
Balanced	294,671,301	13,682,687	(18,154,607)	(4,471,920)
Growth & Income	1,147,403,981	57,931,281	(176,824,989)	(118,893,708)
Growth Opportunities	665,866,252	58,631,450	(87,477,088)	(28,845,638)
Investment Grade Bond	2,355,612,780	83,696,762	(12,446,054)	71,250,708
Mid Cap	1,407,441,735	121,931,291	(86,579,755)	35,351,536
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward	Total Distributable Earnings
Asset Manager: Growth	$ 8,980,135	$ -	$ (65,872,007)	$ -
Balanced	7,937,519	-	(22,277,782)	-
Growth & Income	12,544,309	-	(156,531,001)	-
Growth Opportunities	4,527,039	-	(296,045,555)	-
Investment Grade Bond	99,462,054	9,272,230	-	179,984,992
Mid Cap	4,871,489	-	(158,631,497)	-

The tax character of distributions paid during the current and prior year was as follows:

Asset Manager: Growth
Ordinary Income	$ 10,416,607	$ 13,343,864
Long-term Capital Gains	-	16,105,049
Total	$ 10,416,607	$ 29,448,913
Balanced
Ordinary Income	8,837,001	10,202,857
Long-term Capital Gains	-	-
Total	$ 8,837,001	$ 10,202,857
Growth & Income
Ordinary Income	15,060,404	15,500,793
Long-term Capital Gains	-	50,237,278
Total	$ 15,060,404	$ 65,738,071
Growth Opportunities
Ordinary Income	8,515,304	4,056,791
Long-term Capital Gains	-	-
Total	$ 8,515,304	$ 4,056,791
Investment Grade Bond
Ordinary Income	58,817,521	42,039,084
Long-term Capital Gains	-	-
Total	$ 58,817,521	$ 42,039,084
Mid Cap
Ordinary Income	10,315,464	-
Long-term Capital Gains	-	-
Total	$ 10,315,464	$ -

Annual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Financing Transactions. To earn additional income, certain funds may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the fund of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the fund's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom a fund sells the security files for bankruptcy or becomes insolvent, the fund's right to repurchase the security may be restricted.

3. Joint Trading Account.

At the end of the period, Investment Grade Bond Portfolio had 20% or more of its total investments in repurchase agreements through a joint trading account. These repurchase agreements were with entities whose creditworthiness has been reviewed and found satisfactory by FMR. The investments in repurchase agreements through the joint trading account are summarized as follows:

Summary of Joint Trading

Dated December 31, 2002, due January 2, 2003	1.25%
Number of dealers or banks	12
Maximum amount with one dealer or bank	22.2%
Aggregate principal amount of agreements	$ 11,264,350,000
Aggregate maturity amount of agreements	$ 11,265,135,254
Aggregate market value of transferred assets	$ 11,496,363,467
Coupon rates of transferred assets	0% to 15.50%
Maturity dates of transferred assets	1/2/03 to 11/1/41

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Money Market Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .30% of the fund's average net assets for Asset Manager: Growth, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios, .20% for Growth & Income Portfolio, and .15% for Balanced Portfolio. The group fee rates averaged .28% for the equity funds and .13% for the fixed-income funds during the period.

For the Money Market Portfolio the management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases. During the period the income-based portion of the management fee was $1,939,725 or an annual rate of .07% of the fund's average net assets.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager: Growth	.58%	|
Balanced	.43%
Growth & Income	.48%
Growth Opportunities	.58%
Investment Grade Bond	.43%
Mid Cap	.58%
Money Market	.20%
Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
Asset Manager: Growth	$ 7,636	$ 11,544	$ 19,180
Balanced	$ 22,742	$ 47,526	$ 70,268
Growth & Income	$ 263,057	$ 269,692	$ 532,749
Growth Opportunities	$ 231,268	$ 110,543	$ 341,811
Investment Grade Bond	$ 661	$ 113,492	$ 114,153
Mid Cap	$ 385,766	$ 893,879	$ 1,279,645
Money Market	$ 7,894	$ 122,794	$ 130,688

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, each class paid FIIOC the following amounts:

Asset Manager: Growth		|
Initial Class	$ 233,643
Service Class	6,127
Service Class 2	5,552
	$ 245,322
Balanced
Initial Class	$ 175,550
Service Class	15,934
Service Class 2	15,004
	$ 206,488
Growth & Income
Initial Class	$ 511,460
Service Class	180,556
Service Class 2	81,160
	$ 773,176
Growth Opportunities
Initial Class	$ 354,735
Service Class	161,640
Service Class 2	39,988
	$ 556,363
Investment Grade Bond
Initial Class	$ 1,163,618
Service Class	485
Service Class 2	35,037
	$ 1,199,140
Mid Cap
Initial Class	$ 391,366
Service Class	269,918
Service Class 2	264,386
	$ 925,670
Money Market
Initial Class	$ 1,812,123
Service Class	5,684
Service Class 2	33,326
	$ 1,851,133

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC) an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager: Growth	$ 333,792
Balanced	$ 782,092
Growth & Income	$ 3,131,572
Growth Opportunities	$ 1,228,020
Investment Grade Bond	$ 2,742,419
Mid Cap	$ 2,571,045

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Money Market Insurance Termination. From January 1, 1999 through December 31, 2001, FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, provided participating funds with limited coverage for certain loss events. Effective January 1, 2002, the insurance coverage was suspended due to significant increases in the cost of reinsurance. Because of the continued high cost of reinsurance, in November 2002, the Board of Trustees approved the termination of FIDFUNDS. As a result, the participating funds are entitled to receive their pro rata share of FIDFUNDS retained earnings. The payment is accounted for as a realized gain in the Statement of Operations.

6. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction
Asset Manager: Growth	$ 133,931	$ 256
Balanced	51,077	1,355
Growth & Income	141,200	932
Growth Opportunities	300,687	318
Investment Grade Bond	-	24,339
Mid Cap	959,143	1,845
Money Market	-	2,912

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR and certain unaffiliated insurance companies each were the owners of record of more than 10% of the total outstanding shares of the following funds:

	FILI %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Asset Manager: Growth	65%	-	-
Balanced	52%	1	33%
Growth & Income	28%	3	53%
Growth Opportunities	16%	1	53%
Investment Grade Bond	56%	-	-
Mid Cap	30%	2	41%
Money Market	58%	-	-

10. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Variable Insurance Products Fund III and Shareholders of Asset Manager: Growth Portfolio, Investment Grade Bond Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities of Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio, (the Funds), funds of Variable Insurance Products Fund II and Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio, (the Funds), funds of Variable Insurance Products Fund III, including the portfolios of investments, as of December 31, 2002 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Asset Manager: Growth Portfolio, Investment Grade Bond Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio as of December 31, 2002 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and Variable Insurance Products Fund III and the Shareholders of Money Market Portfolio and Mid Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, (a fund of Variable Insurance Products Fund) and Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Products Fund and Variable Insurance Products Fund III's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981, 1988, or 1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), VIP Growth & Income (2001), VIP Growth Opportunities (2001), VIP Investment Grade Bond (2001), VIP Mid Cap (2001), and VIP Money Market (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990 or 1994

Trustee of Variable Insurance Products Fund (1990), Variable Insurance Products Fund II (1990), and Variable Insurance Products Fund III (1994). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991 or 1994

Trustee of Variable Insurance Products Fund (1991), Variable Insurance Products Fund II (1991), and Variable Insurance Products Fund III (1994). Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992 or 1994

Trustee of Variable Insurance Products Fund (1992), Variable Insurance Products Fund II (1992), and Variable Insurance Products Fund III (1994). Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987, 1988, or 1994

Trustee of Variable Insurance Products Fund (1987), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993 or 1994

Trustee of Variable Insurance Products Fund (1993), Variable Insurance Products Fund II (1993), and Variable Insurance Products Fund III (1994). Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001 or 2002

Trustee of Variable Insurance Products Fund (2001), Variable Insurance Products Fund II (2001), and Variable Insurance Products Fund III (2002). Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (49)

Year of Election or Appointment: 1997 or 2000

Vice President of VIP Investment Grade Bond (1997) and VIP Money Market (2000). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, and VIP Growth & Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Growth Opportunities and VIP Mid Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth, VIP Balanced, and VIP Investment Grade Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of VIP Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Bettina Doulton (38)

Year of Election or Appointment: 2000

Vice President of VIP Growth Opportunities and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Robert Duby (56)
Year of Election or Appointment: 1997 Vice President of VIP Money Market and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Duby managed a variety of Fidelity funds.
Richard C. Habermann (62)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Charles Mangum (38)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Mark J. Notkin (38)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (40)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, VIP Investment Grade Bond, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (41)

Year of Election or Appointment: 2000 or 2002

Vice President of VIP Balanced (2002) and VIP Growth & Income (2000) and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

John J. Todd (53)

Year of Election or Appointment: 1996

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of VIP Investment Grade Bond and VIP Money Market. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

Name, Age; Principal Occupation
John H. Costello (56)

Year of Election or Appointment: 1986, 1988, 1995, 1996, or 1998

Assistant Treasurer of VIP Asset Manager: Growth (1995), VIP Balanced (1995), VIP Growth & Income (1996), VIP Growth Opportunities (1995), VIP Investment Grade Bond (1988), VIP Mid Cap (1998), and VIP Money Market (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 1996, 1998, or 2000

Assistant Treasurer of VIP Asset Manager: Growth (2000), VIP Balanced (2000), VIP Growth & Income (2000), VIP Growth Opportunities (2000), VIP Investment Grade Bond (1998), VIP Mid Cap (2000), and VIP Money Market (1996). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions - Initial Class

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Investment Grade Bond	02/07/03	02/07/03	$0.54	$0.19

Investment Grade Bond hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Balanced	9.35%
Investment Grade Bond	12.34%
Mid Cap	12.30%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager: Growth	30%
Balanced	23%
Growth & Income	79%
Growth Opportunities	100%
Mid Cap	70%

Annual Report

Proxy Voting Results

A special meeting of Variable Insurance Products Fund III shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	3,016,737,746.18	90.176
Against	103,338,598.78	3.089
Abstain	225,319,688.65	6.735
TOTAL	3,345,396,033.61	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	2,957,777,654.30	88.413
Against	157,604,477.15	4.711
Abstain	230,013,902.16	6.876
TOTAL	3,345,396,033.61	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,208,240,398.36	95.900
Withheld	137,155,635.25	4.100
TOTAL	3,345,396,033.61	100.00
Ralph F. Cox
Affirmative	3,203,268,840.31	95.752
Withheld	142,127,193.30	4.248
TOTAL	3,345,396,033.61	100.00
Phyllis Burke Davis
Affirmative	3,204,055,758.47	95.775
Withheld	141,340,275.14	4.225
TOTAL	3,345,396,033.61	100.00
Robert M. Gates
Affirmative	3,208,455,704.41	95.907
Withheld	136,940,329.20	4.093
TOTAL	3,345,396,033.61	100.00
Abigail P. Johnson
Affirmative	3,204,790,536.75	95.797
Withheld	140,605,496.86	4.203
TOTAL	3,345,396,033.61	100.00
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	3,204,067,467.04	95.775
Withheld	141,328,566.57	4.225
TOTAL	3,345,396,033.61	100.00
Donald J. Kirk
Affirmative	3,208,293,679.07	95.902
Withheld	137,102,354.54	4.098
TOTAL	3,345,396,033.61	100.00
Marie L. Knowles
Affirmative	3,209,981,465.59	95.952
Withheld	135,414,568.02	4.048
TOTAL	3,345,396,033.61	100.00
Ned C. Lautenbach
Affirmative	3,210,582,803.06	95.970
Withheld	134,813,230.55	4.030
TOTAL	3,345,396,033.61	100.00
Peter S. Lynch
Affirmative	3,212,042,077.76	96.014
Withheld	133,353,955.85	3.986
TOTAL	3,345,396,033.61	100.00
Marvin L. Mann
Affirmative	3,207,455,151.63	95.877
Withheld	137,940,881.98	4.123
TOTAL	3,345,396,033.61	100.00
William O. McCoy
Affirmative	3,206,906,756.74	95.860
Withheld	138,489,276.87	4.140
TOTAL	3,345,396,033.61	100.00
William S. Stavropoulos
Affirmative	3,208,142,406.18	95.897
Withheld	137,253,627.43	4.103
TOTAL	3,345,396,033.61	100.00
PROPOSAL 4
To eliminate a fundamental investment policy of Growth Opportunities Portfolio.
	# of Votes	% of Votes
Affirmative	555,678,836.76	84.561
Against	38,788,584.86	5.902
Abstain	62,668,277.50	9.537
TOTAL	657,135,699.12	100.00
* Denotes trust-wide proposals and voting results.
PROPOSAL 5
To amend Balanced Portfolio's, Growth Opportunities Portfolio's, and Mid Cap Portfolio's fundamental investment limitation concerning borrowing.
Balanced Portfolio	# of Votes	% of Votes
Affirmative	227,811,020.16	85.963
Against	11,200,498.67	4.227
Abstain	25,997,811.99	9.810
TOTAL	265,009,330.82	100.00
Growth Opportunities Portfolio	# of Votes	% of Votes
Affirmative	563,635,796.66	85.772
Against	34,687,946.36	5.278
Abstain	58,811,956.10	8.950
TOTAL	657,135,699.12	100.00
Mid Cap Portfolio	# of Votes	% of Votes
Affirmative	1,152,923,288.32	84.735
Against	83,828,781.15	6.161
Abstain	123,871,577.64	9.104
TOTAL	1,360,623,647.11	100.00
PROPOSAL 6
To amend Balanced Portfolio's, Growth & Income Portfolio's, Growth Opportunities Portfolio's, and Mid Cap Portfolio's fundamental investment limitation concerning lending.
Balanced Portfolio	# of Votes	% of Votes
Affirmative	231,215,356.17	87.248
Against	10,505,721.30	3.964
Abstain	23,288,253.35	8.788
TOTAL	265,009,330.82	100.00
Growth & Income Portfolio	# of Votes	% of Votes
Affirmative	872,435,667.43	84.941
Against	60,875,055.31	5.926
Abstain	93,801,109.51	9.133
TOTAL	1,027,111,832.25	100.00
Growth Opportunities Portfolio	# of Votes	% of Votes
Affirmative	563,267,599.75	85.716
Against	33,744,917.70	5.135
Abstain	60,123,181.67	9.149
TOTAL	657,135,699.12	100.00
Mid Cap Portfolio	# of Votes	% of Votes
Affirmative	1,174,908,022.06	86.351
Against	76,197,349.43	5.600
Abstain	109,518,275.62	8.049
TOTAL	1,360,623,647.11	100.00

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Asset Manager: Growth, Balanced,
Growth & Income, Growth Opportunities,
and Mid Cap Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager: Growth, Balanced,
Investment Grade Bond, and Money Market Portfolios

Fidelity Management & Research (U.K.) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Investments Japan Limited
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
Investment Grade Bond, and Money Market Portfolios

JPMorgan Chase Bank, New York, NY
Asset Manager: Growth, Balanced,
and Growth & Income Portfolios
Brown Brothers Harriman & Co., Boston, MA
Mid Cap Portfolio

Mellon Bank, N.A., Pittsburgh, PA
Growth Opportunities Portfolio

VIPICGRP2-ANN-0203 338512
1.768593.101

Fidelity® Variable Insurance Products
Service Class

Asset Manager: Growth® Portfolio

Balanced Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Investment Grade Bond Portfolio

Mid Cap Portfolio

Money Market Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Asset Manager: Growth Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Balanced Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Growth & Income Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Growth Opportunities Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Investment Grade Bond Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Mid Cap Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Money Market Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch US High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Asset Mgr: Growth - Service Class	-15.54%	-1.63%	6.86%
Fidelity Asset Manager: Growth Composite	-13.35%	2.07%	9.49%
S&P 500 ®	-22.10%	-0.59%	10.31%
LB Aggregate Bond	10.26%	7.54%	8.64%
LB 3 Month T-Bill	1.78%	4.52%	4.94%
Variable Annuity Flexible Portfolio Funds Average	-10.32%	1.66%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager: Growth Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers ® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset Manager: Growth® Portfolio - Service Class on January 31, 1995, shortly after the fund started. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Asset Manager: Growth Composite Index, the S&P® Index and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with Richard Habermann (right) and Ford O'Neil (left), Co-managers of Asset Manager: Growth Portfolio

Q. How did the fund perform, Dick?

D.H. For the year ending December 31, 2002, the fund trailed both the Fidelity Asset Manager: Growth Composite Index and the Lipper Inc. variable annuity flexible portfolio funds average, which fell 13.35% and 10.32%, respectively.

Q. What affected fund results?

D.H. My asset allocation decisions drove performance. I stayed close to a 70% neutral weighting in equities during the first nine months of the year, given my concerns about business fundamentals and corporate governance issues. Being more cautious on stocks helped as share prices steadily eroded during the spring and summer. Consistent with this cautious stance, I became more heavily weighted in bonds during this time. However, our emphasis on high-yield securities hurt versus the benchmarks. High-yield bonds suffered from widespread credit-quality downgrades and an influx of supply from fallen investment-grade issuers. Despite good credit analysis and reducing the high-yield weighting as market conditions soured, we still lost ground to the all-investment-grade bond allocation in the composite index, which was helped by the flight to quality in Treasuries. We recouped some losses during the fourth quarter when high-yield bonds rebounded on improved demand for riskier assets. Further, we benefited from overweighting stocks as they rallied and then trimming them - largely due to valuation concerns - before the market rolled back over in December.

Q. What drove the fund's equity holdings?

D.H. It was a very challenging year, one where nearly every major equity market sector posted double-digit declines and the Standard & Poor's 500 Index was off 22.10%. Despite some early period weakness, Charles Mangum - who became equity manager in February - worked hard to get back close to even with the index, which he accomplished mainly through strong sector selection. Underweighting technology hardware stocks worked for much of the period, as such stocks as IBM and Intel struggled with high valuations and weak capital spending. Avoiding many of the land mines within the sector also contributed, as did an investment in Dell, which bucked the downtrend. Owning the right telecommunication services stocks also was key, as we avoided the WorldCom disaster and overweighted Qwest Communications and Verizon, both of which snapped back sharply in the fourth quarter. Elsewhere, Cardinal Health boosted returns in health care services, while several of our consumer-related holdings - including Coca-Cola and Alberto-Culver - and diversified financials fared well due to their defensive nature. However, we suffered somewhat from becoming prematurely aggressive during the spring, leaving us without exposure to such solid consumer names as Proctor & Gamble and Anheuser-Busch. Another drag was the fund's stake in pharmaceutical stocks Bristol-Myers Squibb and Schering-Plough, which fell in part due to drug-approval delays. Finally, the fund held a couple of stocks badly hurt by accounting issues, which Charles sold soon after taking over the equity subportfolio, avoiding further damage.

Q. Ford, how did the fixed-income portion of the fund do?

F.O. A favorable interest rate backdrop, spurred by sluggish economic growth, weak corporate profits and slumping stock prices, resulted in strong absolute returns for our investment-grade holdings, which also soundly beat their index. I focused on high-quality mortgage securities with some prepayment protection, which sheltered us from another big refinancing wave, and whose higher yields helped offset the sharp rally in government bonds. We also benefited from missing several prominent corporate issuers that stumbled, while adding exposure to beaten-down BBB-rated bonds that rebounded toward period end. Though they lagged the returns of investment-grade bonds, the fund's high-yield holdings also had a positive return and beat their benchmark. Managed by Mark Notkin, the high-yield subportfolio avoided most major defaults and credit downgrades. It further benefited from Mark's strong security selection, particularly in telecom, as well as his emphasis on higher-rated bonds, which provided a lot of cushion in a difficult environment. Finally, the strategic cash portion of the fund - managed by John Todd - had fairly steady returns to help offset equity market volatility.

Q. What's your outlook, Ford?

F.O. Despite some improvement of late, market sentiment is likely to remain fragile until economic, geopolitical and corporate uncertainty subsides. This uncertainty has led to relatively wide corporate yield spreads and poor equity performance. Since we believe the economy and corporate earnings will improve over the next 12 months - spurred by substantial monetary and fiscal stimulus - we feel the stage is set for high-yield securities to outperform investment-grade bonds and cash. While we're still cautious on equities at period end, there may be opportunities to take advantage of market volatility.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: maximize total return over the long term by allocating assets among stocks, bonds and short-term instruments and other investments

Start date: January 3, 1995

Size: as of December 31, 2002, more than
$294 million

Manager: Richard Habermann and Ford O'Neil, since 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Cardinal Health, Inc.	5.0
Clear Channel Communications, Inc.	4.1
American International Group, Inc.	3.6
General Electric Co.	3.4
Fannie Mae	3.2
19.3
Top Five Market Sectors as of December 31, 2002
(stocks only)	% of fund's net assets
Financials	16.2
Health Care	13.3
Consumer Discretionary	8.9
Industrials	6.3
Information Technology	6.0
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stock Class and Equity Futures	68.8%
Bond Class	26.3%
Short-Term Class	4.9%
* Foreign investments	3.1%

Asset allocation in the pie chart reflects the categorization of assets as defined in the fund's prospectus. Financial Statement categorization conforms to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 67.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.1%
Dana Corp.	21,100	$ 248,136
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	67,700	1,088,616
Household Durables - 0.1%
Leggett & Platt, Inc.	10,100	226,644
Media - 6.0%
AOL Time Warner, Inc. (a)	377,300	4,942,630
Clear Channel Communications, Inc. (a)	323,500	12,063,315
Comcast Corp. Class A (a)	28,176	664,108
		17,670,053
Multiline Retail - 0.2%
Target Corp.	20,400	612,000
Specialty Retail - 2.1%
Home Depot, Inc.	199,200	4,772,832
Lowe's Companies, Inc.	30,900	1,158,750
Office Depot, Inc. (a)	15,200	224,352
		6,155,934
TOTAL CONSUMER DISCRETIONARY		26,001,383
CONSUMER STAPLES - 5.6%
Beverages - 1.6%
PepsiCo, Inc.	62,300	2,630,306
The Coca-Cola Co.	45,500	1,993,810
		4,624,116
Food & Drug Retailing - 1.5%
CVS Corp.	128,600	3,211,142
Safeway, Inc. (a)	51,500	1,203,040
		4,414,182
Food Products - 0.1%
Fresh Del Monte Produce, Inc.	4,200	79,422
McCormick & Co., Inc. (non-vtg.)	4,500	104,400
		183,822
Personal Products - 1.1%
Alberto-Culver Co.:
Class A	35,900	1,744,381
Class B	21,800	1,098,720
Gillette Co.	15,000	455,400
		3,298,501
Tobacco - 1.3%
Philip Morris Companies, Inc.	98,100	3,975,993
TOTAL CONSUMER STAPLES		16,496,614
ENERGY - 5.0%
Energy Equipment & Services - 1.0%
Cooper Cameron Corp. (a)	5,400	269,028
Diamond Offshore Drilling, Inc.	17,100	373,635
ENSCO International, Inc.	8,700	256,215

	Shares	Value (Note 1)
GlobalSantaFe Corp.	25,000	$ 608,000
Halliburton Co.	10,200	190,842
National-Oilwell, Inc. (a)	16,900	369,096
Pride International, Inc. (a)	2,400	35,760
Rowan Companies, Inc.	4,200	95,340
Transocean, Inc.	27,000	626,400
		2,824,316
Oil & Gas - 4.0%
ChevronTexaco Corp.	44,900	2,984,952
ConocoPhillips	122,653	5,935,179
Exxon Mobil Corp.	86,500	3,022,310
		11,942,441
TOTAL ENERGY		14,766,757
FINANCIALS - 16.0%
Banks - 2.3%
Bank of America Corp.	19,700	1,370,529
Bank One Corp.	28,100	1,027,055
Comerica, Inc.	4,100	177,284
FleetBoston Financial Corp.	77,100	1,873,530
Synovus Financial Corp.	28,200	547,080
Wachovia Corp.	46,337	1,688,520
		6,683,998
Diversified Financials - 9.2%
Citigroup, Inc.	229,400	8,072,586
Fannie Mae	144,400	9,289,252
Merrill Lynch & Co., Inc.	142,100	5,392,695
Morgan Stanley	113,200	4,518,944
		27,273,477
Insurance - 4.5%
Allmerica Financial Corp. (a)	31,800	321,180
Allstate Corp.	11,200	414,288
American International Group, Inc.	180,700	10,453,495
Hartford Financial Services Group, Inc.	35,500	1,612,765
Travelers Property Casualty Corp.:
Class A	9,803	143,614
Class B (a)	20,140	295,051
		13,240,393
TOTAL FINANCIALS		47,197,868
HEALTH CARE - 13.2%
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	76,400	2,139,200
Health Care Providers & Services - 5.1%
Cardinal Health, Inc.	247,050	14,622,877
HCA, Inc.	9,800	406,700
		15,029,577
Pharmaceuticals - 7.4%
Bristol-Myers Squibb Co.	66,100	1,530,215
Merck & Co., Inc.	139,400	7,891,434
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	212,000	$ 6,480,840
Pharmacia Corp.	19,900	831,820
Recordati Spa	5,813	94,353
Schering-Plough Corp.	170,200	3,778,440
Wyeth	28,000	1,047,200
		21,654,302
TOTAL HEALTH CARE		38,823,079
INDUSTRIALS - 6.3%
Airlines - 0.1%
Delta Air Lines, Inc.	12,900	156,090
Commercial Services & Supplies - 0.8%
Aramark Corp. Class B	2,100	49,350
ChoicePoint, Inc. (a)	16,300	643,687
First Data Corp.	39,600	1,402,236
Sabre Holdings Corp. Class A (a)	12,300	222,753
		2,318,026
Industrial Conglomerates - 4.7%
General Electric Co.	403,500	9,825,225
Tyco International Ltd.	228,700	3,906,196
		13,731,421
Machinery - 0.4%
Ingersoll-Rand Co. Ltd. Class A	28,900	1,244,434
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.	5,000	130,050
CSX Corp.	5,600	158,536
Norfolk Southern Corp.	25,600	511,744
Union Pacific Corp.	2,900	173,623
		973,953
TOTAL INDUSTRIALS		18,423,924
INFORMATION TECHNOLOGY - 6.0%
Communications Equipment - 0.8%
CIENA Corp. (a)	58,000	298,120
Cisco Systems, Inc. (a)	46,291	606,412
Comverse Technology, Inc. (a)	40,900	409,818
Motorola, Inc.	123,800	1,070,870
Polycom, Inc. (a)	12,800	121,856
		2,507,076
Computers & Peripherals - 1.9%
Dell Computer Corp. (a)	81,500	2,179,310
EMC Corp. (a)	95,000	583,300
Hewlett-Packard Co.	95,800	1,663,088
Sun Microsystems, Inc. (a)	345,000	1,072,950
		5,498,648

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.2%
Solectron Corp. (a)	143,400	$ 509,070
Thermo Electron Corp. (a)	10,700	215,284
		724,354
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	10,000	163,500
Semiconductor Equipment & Products - 1.7%
Altera Corp. (a)	24,100	297,153
Analog Devices, Inc. (a)	27,300	651,651
Applied Materials, Inc. (a)	19,800	257,994
Atmel Corp. (a)	40,000	89,200
Intel Corp.	50,100	780,057
KLA-Tencor Corp. (a)	15,600	551,772
LAM Research Corp. (a)	27,400	295,920
Lattice Semiconductor Corp. (a)	17,100	149,967
Linear Technology Corp.	12,800	329,216
Micron Technology, Inc. (a)	32,000	311,680
Novellus Systems, Inc. (a)	10,600	297,648
Semtech Corp. (a)	12,600	137,592
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	47,300	333,465
United Microelectronics Corp. sponsored ADR (a)	97,980	329,213
Xilinx, Inc. (a)	14,300	294,580
		5,107,108
Software - 1.3%
Activision, Inc. (a)	14,900	217,391
Adobe Systems, Inc.	7,600	188,488
Computer Associates International, Inc.	19,200	259,200
Microsoft Corp. (a)	48,500	2,507,450
Network Associates, Inc. (a)	2,100	33,789
VERITAS Software Corp. (a)	31,300	488,906
		3,695,224
TOTAL INFORMATION TECHNOLOGY		17,695,910
MATERIALS - 0.7%
Chemicals - 0.1%
Dow Chemical Co.	7,700	228,690
Metals & Mining - 0.6%
Alcoa, Inc.	62,500	1,423,750
Ryerson Tull, Inc.	51,900	316,590
		1,740,340
Paper & Forest Products - 0.0%
Bowater, Inc.	4,100	171,995
TOTAL MATERIALS		2,141,025
TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 4.6%
AT&T Corp.	6,820	178,070
BellSouth Corp.	91,800	2,374,866
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
McCaw International Ltd. warrants 4/16/07 (a)(e)	910	$ 0
NTL, Inc. warrants 10/14/08 (a)	427	4
Ono Finance PLC rights 5/31/09 (a)(e)	310	3
Qwest Communications International, Inc. (a)	348,500	1,742,500
SBC Communications, Inc.	136,600	3,703,226
Verizon Communications, Inc.	142,400	5,518,000
		13,516,669
UTILITIES - 1.2%
Electric Utilities - 1.1%
FirstEnergy Corp.	67,500	2,225,475
Southern Co.	29,700	843,183
Wisconsin Energy Corp.	8,200	206,640
		3,275,298
Gas Utilities - 0.1%
NiSource, Inc.	15,700	314,000
TOTAL UTILITIES		3,589,298
TOTAL COMMON STOCKS (Cost $235,251,330)		198,652,527
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Diversified Financials - 0.1%
AES Trust VII $3.00	33,600	447,014
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (e)	530	398
TOTAL CONVERTIBLE PREFERRED STOCKS		447,412
Nonconvertible Preferred Stocks - 0.5%
FINANCIALS - 0.1%
Insurance - 0.1%
American Annuity Group Capital Trust II $88.75	160	165,328
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	175	174,409

	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.0%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	1,273	$ 114,570
Wireless Telecommunication Services - 0.3%
Crown Castle International Corp. $127.50 pay-in-kind	16	11,040
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	1,047	921,360
		932,400
TOTAL TELECOMMUNICATION SERVICES		1,046,970
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,386,707
TOTAL PREFERRED STOCKS (Cost $2,818,197)		1,834,119
Corporate Bonds - 21.1%
	Principal Amount
Convertible Bonds - 1.9%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (e)	$ 270,000	340,430
FINANCIALS - 0.1%
Diversified Financials - 0.1%
IOS Capital LLC 5% 5/1/07 (e)	205,000	179,539
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Total Renal Care Holdings:
7% 5/15/09 (e)	200,000	198,875
7% 5/15/09	210,000	208,819
		407,694
INFORMATION TECHNOLOGY - 1.6%
Communications Equipment - 0.5%
Brocade Communications Systems, Inc. 2% 1/1/07	290,000	203,110
CIENA Corp. 3.75% 2/1/08	520,000	358,800
Juniper Networks, Inc. 4.75% 3/15/07	1,270,000	986,727
		1,548,637
Electronic Equipment & Instruments - 0.7%
Celestica, Inc. liquid yield option note 0% 8/1/20	1,325,000	607,844
Sanmina-SCI Corp.:
0% 9/12/20	795,000	323,963
4.25% 5/1/04	940,000	901,272
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Solectron Corp. liquid yield option note:
0% 5/8/20	$ 75,000	$ 45,938
0% 11/20/20	420,000	206,850
		2,085,867
Semiconductor Equipment & Products - 0.4%
Agere Systems, Inc. 6.5% 12/15/09	270,000	218,384
ASML Holding NV 4.25% 11/30/04 (e)	200,000	171,250
Vitesse Semiconductor Corp. 4% 3/15/05	800,000	632,000
		1,021,634
TOTAL INFORMATION TECHNOLOGY		4,656,138
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc. 5.25% 1/15/10	115,000	82,662
TOTAL CONVERTIBLE BONDS		5,666,463
Nonconvertible Bonds - 19.2%
CONSUMER DISCRETIONARY - 5.1%
Auto Components - 0.3%
Arvin Industries, Inc. 6.75% 3/15/08	100,000	96,250
ArvinMeritor, Inc. 8.75% 3/1/12	155,000	158,875
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	50,000	55,587
Dana Corp. 10.125% 3/15/10	340,000	343,400
Dura Operating Corp. 8.625% 4/15/12	140,000	141,400
Stoneridge, Inc. 11.5% 5/1/12	10,000	9,550
		805,062
Hotels, Restaurants & Leisure - 1.7%
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	120,000	128,100
Domino's, Inc. 10.375% 1/15/09	150,000	162,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	520,000	540,800
Hilton Hotels Corp.:
7.625% 12/1/12	150,000	149,250
8.25% 2/15/11	195,000	201,825

	Principal Amount	Value (Note 1)
Horseshoe Gaming LLC 8.625% 5/15/09	$ 515,000	$ 543,325
International Game Technology 8.375% 5/15/09	120,000	132,600
MGM Mirage, Inc. 8.5% 9/15/10	175,000	192,500
Penn National Gaming, Inc. 8.875% 3/15/10	390,000	397,800
Station Casinos, Inc. 8.375% 2/15/08	760,000	805,600
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	360,000	368,100
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	80,000	85,200
8.875% 4/15/11	510,000	553,350
Wheeling Island Gaming, Inc. 10.125% 12/15/09	310,000	310,775
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	290,000	291,450
		4,862,675
Household Durables - 0.4%
Beazer Homes USA, Inc.:
8.625% 5/15/11	250,000	257,500
8.875% 4/1/08	55,000	56,925
Champion Home Builders Co. 11.25% 4/15/07	85,000	70,975
D.R. Horton, Inc. 8% 2/1/09	200,000	200,000
KB Home 8.625% 12/15/08	180,000	188,100
Lennar Corp. 7.625% 3/1/09	150,000	155,250
Ryland Group, Inc. 9.125% 6/15/11	220,000	233,200
Standard Pacific Corp. 9.25% 4/15/12	120,000	116,400
		1,278,350
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	330,000	336,600
Media - 2.6%
AMC Entertainment, Inc.:
9.5% 2/1/11	195,000	192,075
9.875% 2/1/12	130,000	128,050
American Media Operations, Inc. 10.25% 5/1/09	270,000	278,775
AOL Time Warner, Inc. 5.625% 5/1/05	100,000	102,259
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	$ 110,000	$ 118,800
Chancellor Media Corp. 8% 11/1/08	210,000	226,800
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (d)	110,000	31,900
0% 4/1/11 (d)	580,000	200,100
0% 5/15/11 (d)	230,000	57,500
10% 4/1/09	425,000	187,000
10.75% 10/1/09	385,000	169,400
Corus Entertainment, Inc. 8.75% 3/1/12	490,000	519,400
CSC Holdings, Inc.:
7.625% 4/1/11	400,000	377,000
7.625% 7/15/18	90,000	79,200
7.875% 2/15/18	35,000	30,800
EchoStar DBS Corp.:
9.125% 1/15/09	400,000	419,000
9.375% 2/1/09	770,000	808,500
10.375% 10/1/07	345,000	369,150
Entravision Communications Corp. 8.125% 3/15/09	370,000	388,500
Lamar Media Corp.:
7.25% 1/1/13 (e)	80,000	81,000
8.625% 9/15/07	30,000	31,388
LBI Media, Inc. 10.125% 7/15/12 (e)	240,000	250,800
News America Holdings, Inc. 7.75% 12/1/45	100,000	98,278
Nextmedia Operating, Inc. 10.75% 7/1/11	210,000	220,500
PanAmSat Corp.:
6.125% 1/15/05	150,000	146,250
6.375% 1/15/08	230,000	220,800
Penton Media, Inc. 11.875% 10/1/07	145,000	120,350
Quebecor Media, Inc. 11.125% 7/15/11	10,000	9,200
Radio One, Inc. 8.875% 7/1/11	605,000	648,863
Regal Cinemas Corp. 9.375% 2/1/12	335,000	355,100
TCI Communications, Inc. 9.8% 2/1/12	150,000	180,303
Telewest PLC yankee:
9.625% 10/1/06 (c)	565,000	101,700

	Principal Amount	Value (Note 1)
11% 10/1/07 (c)	$ 355,000	$ 65,675
Yell Finance BV 10.75% 8/1/11	375,000	412,500
		7,626,916
Specialty Retail - 0.0%
Hollywood Entertainment Corp. 9.625% 3/15/11	70,000	70,700
TOTAL CONSUMER DISCRETIONARY		14,980,303
CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Constellation Brands, Inc. 8.125% 1/15/12	205,000	212,175
Food & Drug Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	65,000	71,250
Rite Aid Corp.:
6.125% 12/15/08 (e)	225,000	166,500
7.125% 1/15/07	65,000	53,950
		291,700
Food Products - 0.5%
Chiquita Brands International, Inc. 10.56% 3/15/09	130,000	132,600
Corn Products International, Inc.:
8.25% 7/15/07	335,000	336,675
8.45% 8/15/09	30,000	30,225
Dean Foods Co.:
6.625% 5/15/09	50,000	49,500
6.9% 10/15/17	40,000	36,400
8.15% 8/1/07	331,000	346,723
Del Monte Corp.:
8.625% 12/15/12 (e)	190,000	193,800
9.25% 5/15/11	70,000	72,800
Dole Food Co., Inc. 7.25% 5/1/09	180,000	172,800
Michael Foods, Inc. 11.75% 4/1/11	20,000	22,200
		1,393,723
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07	60,000	56,400
Personal Products - 0.2%
Revlon Consumer Products Corp. 12% 12/1/05	560,000	537,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.0%
Philip Morris Companies, Inc. 7% 7/15/05	$ 70,000	$ 76,032
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	30,000	31,300
		107,332
TOTAL CONSUMER STAPLES		2,598,930
ENERGY - 1.2%
Energy Equipment & Services - 0.2%
DI Industries, Inc. 8.875% 7/1/07	230,000	235,750
Grant Prideco, Inc.:
9% 12/15/09 (e)	50,000	52,250
9.625% 12/1/07	210,000	222,600
Key Energy Services, Inc. 8.375% 3/1/08	100,000	104,750
		615,350
Oil & Gas - 1.0%
Chesapeake Energy Corp.:
8.125% 4/1/11	195,000	200,850
8.5% 3/15/12	175,000	181,125
Encore Acquisition Co. 8.375% 6/15/12 (e)	245,000	254,800
Forest Oil Corp. 8% 12/15/11	120,000	126,300
Pemex Project Funding Master Trust 7.875% 2/1/09 (e)	100,000	107,500
Petro-Canada yankee 7% 11/15/28	50,000	51,278
Plains All American Pipeline LP 7.75% 10/15/12 (e)	120,000	124,200
Plains Exploration & Production Co. LP 8.75% 7/1/12 (e)	390,000	403,650
Teekay Shipping Corp. 8.875% 7/15/11	625,000	640,625
The Coastal Corp.:
6.2% 5/15/04	80,000	68,800
6.5% 5/15/06	130,000	105,300
6.95% 6/1/28	15,000	9,600
7.5% 8/15/06	75,000	61,500
7.75% 6/15/10	260,000	204,100
7.75% 10/15/35	15,000	9,900
7.75% 10/15/35	125,000	82,500
9.625% 5/15/12	65,000	52,650

	Principal Amount	Value (Note 1)
Valero Energy Corp. 6.875% 4/15/12	$ 25,000	$ 26,035
Vintage Petroleum, Inc. 8.25% 5/1/12	230,000	238,050
		2,948,763
TOTAL ENERGY		3,564,113
FINANCIALS - 2.3%
Banks - 0.1%
BankBoston Corp. 6.625% 2/1/04	20,000	20,841
Fleet Financial Group, Inc. 7.125% 4/15/06	40,000	44,306
MBNA America Bank NA 6.625% 6/15/12	30,000	30,579
MBNA Corp. 7.5% 3/15/12	45,000	48,379
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (h)	50,000	57,871
7.816% 11/29/49	100,000	112,848
		314,824
Diversified Financials - 1.9%
AES Drax Holdings Ltd. 10.41% 12/31/20	270,000	151,200
Ahmanson Capital Trust I 8.36% 12/1/26 (e)	25,000	27,406
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	70,000	51,100
American General Finance Corp. 5.875% 7/14/06	100,000	107,646
Amvescap PLC yankee 5.9% 1/15/07	25,000	26,521
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	130,000	134,875
Capital One Financial Corp. 7.125% 8/1/08	100,000	92,609
Chukchansi Economic Development Authority 14.5% 6/15/09 (e)	125,000	125,625
CIT Group, Inc. 7.75% 4/2/12	30,000	33,695
Citigroup, Inc. 5.625% 8/27/12	70,000	73,604
Continental Airlines, Inc. pass thru trust certificates 6.795% 8/2/18	177,552	115,409
Countrywide Home Loans, Inc. 5.5% 8/1/06	80,000	85,064
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	20,000	21,375
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	$ 20,000	$ 19,979
7.57% 11/18/10	35,000	34,964
7.779% 11/18/05	25,000	20,000
7.92% 5/18/12	245,000	204,298
10.06% 1/2/16	80,000	64,000
Details Capital Corp. 12.5% 11/15/07	85,000	79,900
Deutsche Telekom International Finance BV:
8.25% 6/15/05	50,000	54,670
8.75% 6/15/30	50,000	57,758
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	215,000	197,800
10.625% 12/1/12 (e)	60,000	61,500
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	30,000	31,500
Ford Motor Credit Co. 7.5% 3/15/05	140,000	142,837
General Electric Capital Corp. 6% 6/15/12	65,000	70,179
General Motors Acceptance Corp.:
6.75% 1/15/06	40,000	41,425
6.875% 9/15/11	60,000	59,836
Goldman Sachs Group, Inc. 6.6% 1/15/12	125,000	138,124
Household Finance Corp.:
6.375% 10/15/11	15,000	15,683
6.5% 1/24/06	40,000	42,597
7% 5/15/12	5,000	5,476
J.P. Morgan Chase & Co. 5.35% 3/1/07	50,000	52,890
Lehman Brothers Holdings, Inc. 6.25% 5/15/06	50,000	54,667
Merrill Lynch & Co., Inc. 4% 11/15/07	100,000	101,020
Morgan Stanley 6.6% 4/1/12	40,000	44,333
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	80,000	84,088
NiSource Finance Corp. 7.875% 11/15/10	80,000	87,922
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	100,100	85,718

	Principal Amount	Value (Note 1)
7.248% 7/2/14	$ 128,720	$ 64,360
7.575% 3/1/19	82,320	78,204
7.691% 4/1/17	20,000	16,000
7.95% 9/1/16	19,053	15,242
8.304% 9/1/10	108,557	75,990
Petronas Capital Ltd. 7% 5/22/12 (e)	80,000	87,950
PTC International Finance BV yankee 10.75% 7/1/07	161,000	167,440
PTC International Finance II SA yankee 11.25% 12/1/09	345,000	365,700
Qwest Capital Funding, Inc.:
5.875% 8/3/04	150,000	129,000
7% 8/3/09	170,000	113,900
7.25% 2/15/11	440,000	290,400
7.625% 8/3/21	50,000	29,250
7.75% 8/15/06	130,000	93,600
7.9% 8/15/10	100,000	67,000
R. H. Donnelley Finance Corp. I 8.875% 12/15/10 (e)	80,000	85,600
SESI LLC 8.875% 5/15/11	30,000	30,600
Sprint Capital Corp. 6.875% 11/15/28	75,000	60,375
TXU Eastern Funding yankee 6.75% 5/15/09 (c)	120,000	11,400
U.S. Airways pass thru trust certificates 6.85% 7/30/19	59,124	47,299
U.S. West Capital Funding, Inc.:
6.25% 7/15/05	320,000	256,000
6.375% 7/15/08	75,000	48,000
6.5% 11/15/18	50,000	26,500
6.875% 7/15/28	535,000	304,950
Verizon Wireless Capital LLC 5.375% 12/15/06	50,000	52,234
		5,416,287
Insurance - 0.0%
MetLife, Inc. 5.375% 12/15/12	10,000	10,330
Principal Life Global Funding I 6.25% 2/15/12 (e)	25,000	26,500
		36,830
Real Estate - 0.3%
Boston Properties, Inc. 6.25% 1/15/13 (e)	30,000	30,462
CenterPoint Properties Trust 6.75% 4/1/05	100,000	107,618
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	320,000	330,400
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
Duke Realty LP New 6.875% 3/15/05	$ 100,000	$ 107,128
EOP Operating LP 7.75% 11/15/07	50,000	56,708
Regency Centers LP 6.75% 1/15/12	45,000	48,589
Senior Housing Properties Trust 8.625% 1/15/12	245,000	241,325
		922,230
TOTAL FINANCIALS		6,690,171
HEALTH CARE - 0.9%
Health Care Equipment & Supplies - 0.2%
ALARIS Medical Systems, Inc. 11.625% 12/1/06	245,000	275,625
Fisher Scientific International, Inc.:
8.125% 5/1/12	140,000	144,200
9% 2/1/08	30,000	31,275
		451,100
Health Care Providers & Services - 0.5%
Alderwoods Group, Inc. 11% 1/2/07	216,400	215,859
Fountain View, Inc. 11.25% 4/15/08 (c)	460,000	276,000
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11	30,000	28,800
PacifiCare Health Systems, Inc. 10.75% 6/1/09	235,000	250,863
Stewart Enterprises, Inc. 10.75% 7/1/08	110,000	121,550
Tenet Healthcare Corp.:
5.375% 11/15/06	35,000	31,850
6.375% 12/1/11	70,000	64,400
6.5% 6/1/12	85,000	78,625
Triad Hospitals, Inc. 8.75% 5/1/09	375,000	401,250
Unilab Corp. 12.75% 10/1/09	97,000	113,490
		1,582,687

	Principal Amount	Value (Note 1)
Pharmaceuticals - 0.2%
aaiPharma, Inc. 11% 4/1/10	$ 160,000	$ 160,000
Biovail Corp. yankee 7.875% 4/1/10	320,000	321,600
		481,600
TOTAL HEALTH CARE		2,515,387
INDUSTRIALS - 1.8%
Aerospace & Defense - 0.3%
Alliant Techsystems, Inc. 8.5% 5/15/11	395,000	426,600
BE Aerospace, Inc.:
8.875% 5/1/11	235,000	171,550
9.5% 11/1/08	25,000	19,250
Raytheon Co. 6.75% 8/15/07	125,000	138,609
Transdigm, Inc. 10.375% 12/1/08	220,000	221,100
		977,109
Airlines - 0.0%
Delta Air Lines, Inc.:
8.3% 12/15/29	140,000	77,000
8.54% 1/2/07	52,729	39,547
		116,547
Commercial Services & Supplies - 0.7%
Allied Waste North America, Inc.:
7.625% 1/1/06	495,000	495,000
7.875% 1/1/09	40,000	39,700
8.875% 4/1/08	390,000	397,800
American Color Graphics, Inc. 12.75% 8/1/05	210,000	207,900
Browning-Ferris Industries, Inc. 6.375% 1/15/08	220,000	194,700
Iron Mountain, Inc.:
8.25% 7/1/11	125,000	128,750
8.625% 4/1/13	10,000	10,450
JohnsonDiversey, Inc. 9.625% 5/15/12 (e)	295,000	309,750
Pierce Leahy Command Co. yankee 8.125% 5/15/08	55,000	56,238
World Color Press, Inc.:
7.75% 2/15/09	220,000	220,000
8.375% 11/15/08	30,000	30,450
		2,090,738
Industrial Conglomerates - 0.2%
Tyco International Group SA:
6.125% 11/1/08	15,000	14,025
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tyco International Group SA: - continued
yankee:
6.375% 10/15/11	$ 335,000	$ 313,225
6.75% 2/15/11	100,000	94,500
		421,750
Machinery - 0.1%
AGCO Corp. 9.5% 5/1/08	60,000	64,800
Cummins, Inc. 9.5% 12/1/10 (e)	80,000	84,800
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	55,000	56,100
		205,700
Marine - 0.1%
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	170,000	130,900
10.25% 11/15/06	320,000	201,600
		332,500
Road & Rail - 0.4%
Kansas City Southern Railway Co.:
7.5% 6/15/09	410,000	430,500
9.5% 10/1/08	40,000	43,900
TFM SA de CV yankee 11.75% 6/15/09	710,000	699,350
		1,173,750
TOTAL INDUSTRIALS		5,318,094
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.0%
L-3 Communications Corp.:
7.625% 6/15/12	55,000	56,925
8% 8/1/08	10,000	10,375
8.5% 5/15/08	20,000	20,800
Motorola, Inc. 8% 11/1/11	25,000	25,875
		113,975
Computers & Peripherals - 0.1%
Compaq Computer Corp. 7.65% 8/1/05	40,000	43,724
Hewlett-Packard Co. 6.5% 7/1/12	65,000	72,138
Seagate Technology HDD Holdings 8% 5/15/09 (e)	180,000	183,600
		299,462

	Principal Amount	Value (Note 1)
Electronic Equipment & Instruments - 0.2%
Flextronics International Ltd. yankee 9.875% 7/1/10	$ 260,000	$ 280,800
Sanmina-SCI Corp. 10.375% 1/15/10 (e)	140,000	141,400
		422,200
Semiconductor Equipment & Products - 0.3%
Fairchild Semiconductor Corp. 10.5% 2/1/09	80,000	86,800
Micron Technology, Inc. 6.5% 9/30/05 (i)	1,000,000	865,000
		951,800
TOTAL INFORMATION TECHNOLOGY		1,787,437
MATERIALS - 1.8%
Chemicals - 0.3%
Compass Minerals Group, Inc. 10% 8/15/11	250,000	273,750
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (e)	120,000	84,000
Huntsman International LLC 9.875% 3/1/09	275,000	281,875
Lyondell Chemical Co.:
9.5% 12/15/08	115,000	104,650
9.625% 5/1/07	115,000	109,538
9.875% 5/1/07	80,000	76,800
11.125% 7/15/12	60,000	58,500
		989,113
Containers & Packaging - 0.7%
BWAY Corp. 10% 10/15/10 (e)	60,000	62,250
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (e)	165,000	169,950
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (e)	145,000	146,813
8.875% 2/15/09	435,000	448,050
Owens-Illinois, Inc.:
7.15% 5/15/05	190,000	183,825
7.5% 5/15/10	70,000	64,575
7.8% 5/15/18	30,000	24,900
7.85% 5/15/04	170,000	166,175
8.1% 5/15/07	150,000	145,500
Packaging Corp. of America 9.625% 4/1/09	175,000	189,000
Riverwood International Corp. 10.625% 8/1/07	275,000	283,250
Sealed Air Corp. 6.95% 5/15/09 (e)	320,000	332,800
		2,217,088
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - 0.6%
Freeport-McMoRan Copper & Gold, Inc. 7.2% 11/15/26	$ 575,000	$ 560,625
Luscar Coal Ltd. 9.75% 10/15/11	200,000	215,000
P&L Coal Holdings Corp. 8.875% 5/15/08	300,000	315,000
Phelps Dodge Corp.:
8.75% 6/1/11	155,000	160,425
9.5% 6/1/31	240,000	243,600
Salt Holdings Corp., Inc. 0% 12/15/12 (d)(e)	230,000	124,200
Steel Dynamics, Inc. 9.5% 3/15/09	35,000	36,750
		1,655,600
Paper & Forest Products - 0.2%
Georgia-Pacific Corp.:
7.5% 5/15/06	30,000	28,200
8.125% 5/15/11	100,000	94,000
Norske Skog Canada Ltd. 8.625% 6/15/11	40,000	40,400
Stone Container Corp.:
8.375% 7/1/12	170,000	174,463
9.75% 2/1/11	205,000	219,350
Weyerhaeuser Co. 6.75% 3/15/12	25,000	27,258
		583,671
TOTAL MATERIALS		5,445,472
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 0.9%
AT&T Corp. 6.5% 3/15/13	95,000	95,297
Citizens Communications Co.:
8.5% 5/15/06	100,000	110,740
8.5% 5/15/06	70,000	77,518
Diamond Cable Communications PLC yankee:
10.75% 2/15/07 (c)	555,000	49,950
11.75% 12/15/05 (c)	345,000	31,050
France Telecom SA 9.25% 3/1/11	50,000	57,814
NTL Communications Corp.:
0% 10/1/08 (c)(d)	660,000	59,400
11.5% 10/1/08 (c)	390,000	35,100
NTL, Inc. 0% 4/1/08 (c)(d)	115,000	11,500

	Principal Amount	Value (Note 1)
Pacific Northwest Bell Telephone Co. 4.5% 4/1/03	$ 35,000	$ 32,375
Qwest Corp. 8.875% 3/15/12 (e)	310,000	300,700
Rogers Cantel, Inc. yankee 9.375% 6/1/08	170,000	159,800
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	55,000	58,232
Telefonos de Mexico SA de CV 8.25% 1/26/06	100,000	109,500
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (c)	5,000	113
Telewest Communications PLC yankee:
9.875% 2/1/10 (c)	185,000	33,300
11.25% 11/1/08 (c)	190,000	34,200
TELUS Corp. yankee 8% 6/1/11	100,000	96,000
Tritel PCS, Inc. 0% 5/15/09 (d)	374,000	349,690
U.S. West Communications:
7.2% 11/1/04	165,000	156,750
7.2% 11/10/26	55,000	42,900
7.25% 9/15/25	60,000	47,700
Verizon New York, Inc.:
6.875% 4/1/12	50,000	56,169
7.375% 4/1/32	25,000	28,909
WorldCom, Inc.:
7.5% 5/15/11 (c)	1,440,000	331,200
8.25% 5/15/31 (c)	435,000	100,050
		2,465,957
Wireless Telecommunication Services - 0.9%
American Tower Corp. 9.375% 2/1/09	190,000	150,100
AT&T Wireless Services, Inc.:
7.875% 3/1/11	25,000	25,125
8.75% 3/1/31	60,000	58,800
Crown Castle International Corp.:
9.5% 8/1/11	35,000	28,175
10.75% 8/1/11	110,000	95,700
Millicom International Cellular SA yankee 13.5% 6/1/06	220,000	105,600
Nextel Communications, Inc.:
0% 2/15/08 (d)	160,000	144,000
9.375% 11/15/09	40,000	36,200
9.5% 2/1/11	35,000	31,500
9.75% 10/31/07	1,125,000	1,029,375
Orange PLC yankee 9% 6/1/09	395,000	414,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Rogers Wireless, Inc. 9.625% 5/1/11	$ 320,000	$ 302,400
TeleCorp PCS, Inc.:
0% 4/15/09 (d)	245,000	229,075
10.625% 7/15/10	88,000	95,480
		2,746,280
TOTAL TELECOMMUNICATION SERVICES		5,212,237
UTILITIES - 2.8%
Electric Utilities - 1.6%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (e)	35,000	22,400
Avon Energy Partners Holdings 6.46% 3/4/08 (e)	130,000	113,100
CMS Energy Corp.:
7.5% 1/15/09	160,000	136,800
8.375% 7/1/03	305,000	297,375
8.9% 7/15/08	30,000	25,500
9.875% 10/15/07	265,000	241,150
Dominion Resources, Inc. 6.25% 6/30/12	35,000	37,023
Duke Capital Corp. 6.75% 2/15/32	5,000	3,913
Edison International 6.875% 9/15/04	390,000	364,650
FirstEnergy Corp. 6.45% 11/15/11	65,000	64,665
Illinois Power Co.:
7.5% 6/15/09	60,000	49,200
11.5% 12/15/10 (e)	140,000	135,100
Israel Electric Corp. Ltd. 7.75% 12/15/27 (e)	30,000	27,147
Nevada Power Co. 10.875% 10/15/09 (e)	90,000	90,000
Oncor Electric Delivery Co.:
7% 9/1/22 (e)	275,000	256,412
7.25% 1/15/33 (e)	125,000	127,688
Pacific Gas & Electric Co.:
6.75% 10/1/23	105,000	96,600
7.05% 3/1/24	55,000	51,150
9.625% 11/1/05 (e)	430,000	421,400
PSI Energy, Inc. 6.65% 6/15/06	75,000	80,547
Public Service Co. of Colorado 7.875% 10/1/12 (e)	25,000	27,907

	Principal Amount	Value (Note 1)
Reliant Energy Resources Corp.:
7.75% 2/15/11	$ 80,000	$ 67,200
8.125% 7/15/05	50,000	46,079
8.125% 7/15/05	410,000	377,851
Sierra Pacific Power Co. 8% 6/1/08	255,000	239,700
Southern California Edison Co.:
7.125% 7/15/25	20,000	18,550
7.25% 3/1/26	50,000	46,375
7.625% 1/15/10	120,000	112,800
8.95% 11/3/03	350,000	346,500
TECO Energy, Inc.:
7% 5/1/12	45,000	37,800
10.5% 12/1/07 (e)	230,000	225,400
Texas Utilities Co. 6.375% 1/1/08	75,000	67,125
TXU Corp. 6.375% 6/15/06	375,000	343,125
		4,598,232
Gas Utilities - 0.5%
CMS Panhandle Holding Co. 6.5% 7/15/09	175,000	168,000
Consolidated Natural Gas Co. 6.85% 4/15/11	25,000	27,908
El Paso Energy Corp.:
6.75% 5/15/09	125,000	86,250
7.375% 12/15/12	10,000	6,700
8.05% 10/15/30	40,000	24,800
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	25,000	28,032
7.3% 8/15/33	50,000	53,603
Noram Energy Corp. 6.5% 2/1/08	75,000	63,000
Northwest Pipeline Corp. 6.625% 12/1/07	80,000	74,400
Panhandle Eastern Pipe Line Co.:
7.2% 8/15/24	30,000	27,000
8.25% 4/1/10	70,000	67,550
Sempra Energy 7.95% 3/1/10	25,000	28,507
Southern Natural Gas Co.:
7.35% 2/15/31	310,000	258,850
8% 3/1/32	10,000	8,750
Tennessee Gas Pipeline Co.:
6% 12/15/11	10,000	8,400
7% 10/15/28	20,000	15,400
Transcontinental Gas Pipe Line:
6.125% 1/15/05	100,000	93,000
6.25% 1/15/08	215,000	191,350
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Gas Utilities - continued
Transcontinental Gas Pipe Line: - continued
8.875% 7/15/12 (e)	$ 205,000	$ 205,000
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	40,000	27,800
		1,464,300
Multi-Utilities & Unregulated Power - 0.7%
AES Corp. 9.5% 6/1/09	345,000	207,000
El Paso Corp.:
7% 5/15/11	195,000	132,600
7.875% 6/15/12 (e)	290,000	203,000
Western Resources, Inc.:
6.875% 8/1/04	105,000	96,600
7.875% 5/1/07	395,000	400,925
9.75% 5/1/07	335,000	308,200
Williams Companies, Inc.:
6.625% 11/15/04	140,000	104,300
6.75% 1/15/06	180,000	125,100
7.125% 9/1/11	25,000	16,375
7.125% 9/1/11	615,000	402,825
7.5% 1/15/31	35,000	21,875
7.625% 7/15/19	125,000	78,750
8.125% 3/15/12 (e)	195,000	132,600
		2,230,150
TOTAL UTILITIES		8,292,682
TOTAL NONCONVERTIBLE BONDS		56,404,826
TOTAL CORPORATE BONDS (Cost $63,478,344)		62,071,289
U.S. Government and Government Agency Obligations - 2.1%

U.S. Government Agency Obligations - 0.6%
Fannie Mae:
4.75% 1/2/07	125,000	132,596
5% 1/15/07	686,000	743,593
5.25% 4/15/07	435,000	476,232
6.25% 2/1/11	65,000	72,741
Freddie Mac:
5.75% 1/15/12	150,000	166,905
5.875% 3/21/11	205,000	224,822
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		1,816,889

	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 1.5%
U.S. Treasury Bills, yield at date of purchase 1.38% to 1.54% 1/9/03 to 1/30/03 (g)	$ 900,000	$ 899,525
U.S. Treasury Bonds:
6.25% 5/15/30	645,000	771,859
6.625% 2/15/27	50,000	61,770
8% 11/15/21	364,000	507,183
U.S. Treasury Notes:
3.375% 4/30/04	1,275,000	1,309,514
6.5% 2/15/10	620,000	741,093
7% 7/15/06	81,000	93,913
TOTAL U.S. TREASURY OBLIGATIONS		4,384,857
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $6,026,279)		6,201,746
U.S. Government Agency - Mortgage Securities - 2.7%

Fannie Mae - 2.2%
5.5% 1/1/33 (f)	1,000,000	1,020,626
6% 4/1/13 to 1/1/29	608,158	639,210
6% 1/1/33 (f)	1,688,252	1,746,286
6.5% 5/1/17 to 8/1/32	1,940,362	2,028,468
6.5% 1/1/33 (f)	792,049	824,969
7.5% 5/1/24 to 2/1/28	155,241	165,816
TOTAL FANNIE MAE		6,425,375
Freddie Mac - 0.0%
7.5% 8/1/28	42,107	45,061
Government National Mortgage Association - 0.5%
6.5% 8/15/27	330,555	347,823
7% 7/15/28 to 7/15/32	671,706	712,652
7.5% 1/15/26 to 8/15/28	285,725	305,255
8.5% 11/15/30	55,080	59,767
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		1,425,497
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $7,639,890)		7,895,933
Asset-Backed Securities - 0.1%
	Principal Amount	Value (Note 1)
CIT Marine Trust 5.8% 4/15/10	$ 21,451	$ 21,633
DaimlerChrysler Auto Trust 5.16% 1/6/05	130,000	132,050
Ford Credit Auto Owner Trust 5.71% 9/15/05	35,000	36,744
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	125,000	133,965
Sears Credit Account Master Trust II 7.5% 11/15/07	50,000	52,045
UAF Auto Grantor Trust 6.1% 6/15/04 (e)	6,914	6,956
TOTAL ASSET-BACKED SECURITIES (Cost $369,005)		383,393
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 6.7825% 12/29/25 (e)(h)	37,571	17,648
U.S. Government Agency - 0.1%
Fannie Mae:
planned amortization class Series 1999-54 Class PH, 6.5% 11/18/29	100,000	107,018
REMIC planned amortization class Series 1999-57 Class PH, 6.5% 12/25/29	100,000	105,230
TOTAL U.S. GOVERNMENT AGENCY		212,248
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $205,227)		229,896
Commercial Mortgage Securities - 0.6%

Asset Securitization Corp. sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	125,695	138,295
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	91,372	99,397
Class B, 7.48% 2/1/08	80,000	90,204

	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 5/17/40	$ 15,000	$ 16,308
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	140,000	146,606
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9992% 4/29/39 (e)(h)	320,000	274,300
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (c)(e)(h)	250,000	0
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (e)	250,000	259,219
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (h)	45,000	43,144
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (e)	100,000	93,469
LTC Commercial Mortgage pass thru certificates:
sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (e)	68,093	68,689
Series 1996-1 Class E, 9.16% 4/15/28	500,000	335,625
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	25,882	26,299
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 11/15/07 (e)	140,000	152,775
Class E2, 7.224% 11/15/07 (e)	100,000	107,688
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,162,214)		1,852,018
Foreign Government and Government Agency Obligations - 0.1%

Chilean Republic:
6.875% 4/28/09	50,000	54,649
7.125% 1/11/12	40,000	45,300
Malaysian Government 7.5% 7/15/11	25,000	28,922
Foreign Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
Polish Government 6.25% 7/3/12	$ 50,000	$ 55,500
United Mexican States 9.875% 2/1/10	80,000	98,208
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $249,364)		282,579
Floating Rate Loans - 0.2%

FINANCIALS - 0.1%
Diversified Financials - 0.1%
Olympus Cable Holdings LLC Tranche B term loan 6.25% 9/30/10 (f)(h)	355,000	287,550
UTILITIES - 0.1%
Electric Utilities - 0.1%
Centerpoint Energy House Elec. LLC term loan 12.75% 11/11/05 (h)	130,000	137,800
TOTAL FLOATING RATE LOANS (Cost $417,063)		425,350
Money Market Funds - 5.6%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	16,481,571	16,481,571
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	134,621	134,621
TOTAL MONEY MARKET FUNDS (Cost $16,616,192)		16,616,192
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $335,233,105)		296,445,042
NET OTHER ASSETS - (0.7)%		(1,998,219)
NET ASSETS - 100%		$ 294,446,823
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
10 S&P 500 Index Contracts	March 2003	$ 2,197,250	$ (68,184)

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,878,199 or 2.7% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $173,934.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
U.S. Governments	4.6%
AAA, AA, A	1.1
BBB	2.4
BB	6.5
B	9.8
CCC, CC, C	1.9
Not Rated	0.4
Equities	68.8
Other Investments	0.0
Short-Term and Net Other Assets	4.5
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $486,933,210 and $541,017,307, respectively, of which long-term U.S. government and government agency obligations aggregated $51,928,867 and $52,769,134, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $33,685 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $865,000 or 0.3% of net assets.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $65,872,000 of which $54,731,000 and $11,141,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002
Assets
Investment in securities, at value (including securities loaned of $129,236) (cost $335,233,105) - See accompanying schedule		$ 296,445,042
Cash		130,022
Receivable for investments sold		1,023,110
Receivable for fund shares sold		14,474
Dividends receivable		346,677
Interest receivable		1,535,493
Receivable for daily variation on futures contracts		3,700
Other receivables		52,112
Total assets		299,550,630
Liabilities
Payable for investments purchased Regular delivery	$ 648,891
Delayed delivery	3,853,078
Payable for fund shares redeemed	258,179
Accrued management fee	147,249
Distribution fees payable	1,377
Other payables and accrued expenses	60,412
Collateral on securities loaned, at value	134,621
Total liabilities		5,103,807

Net Assets		$ 294,446,823
Net Assets consist of:
Paid in capital		$ 394,226,327
Undistributed net investment income		11,827,058
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(72,750,525)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(38,856,037)
Net Assets		$ 294,446,823
Initial Class: Net Asset Value, offering price and redemption price per share ($284,298,078 ÷ 27,527,773 shares)		$ 10.33

Service Class: Net Asset Value, offering price and redemption price per share ($6,104,626 ÷ 594,677 shares)		$ 10.27

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,044,119 ÷ 395,931 shares)		$ 10.21

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 3,705,578
Interest		8,544,419
Security lending		12,461
Total income		12,262,458

Expenses
Management fee	$ 2,004,217
Transfer agent fees	245,322
Distribution fees	19,180
Accounting and security lending fees	131,737
Non-interested trustees' compensation	1,251
Custodian fees and expenses	37,950
Audit	34,013
Legal	2,570
Miscellaneous	40,875
Total expenses before reductions	2,517,115
Expense reductions	(134,187)	2,382,928
Net investment income (loss)		9,879,530
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(12,249,739)
Foreign currency transactions	41
Futures contracts	(1,057,809)
Total net realized gain (loss)		(13,307,507)
Change in net unrealized appreciation (depreciation) on: Investment securities	(59,773,307)
Assets and liabilities in foreign currencies	13
Futures contracts	(68,184)
Total change in net unrealized appreciation (depreciation)		(59,841,478)
Net gain (loss)		(73,148,985)
Net increase (decrease) in net assets resulting from operations		$ (63,269,455)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,879,530	$ 11,049,699
Net realized gain (loss)	(13,307,507)	(61,039,175)
Change in net unrealized appreciation (depreciation)	(59,841,478)	12,082,275
Net increase (decrease) in net assets resulting from operations	(63,269,455)	(37,907,201)
Distributions to shareholders from net investment income	(10,416,607)	(13,343,864)
Distributions to shareholders from net realized gain	-	(16,105,049)
Total distributions	(10,416,607)	(29,448,913)
Share transactions - net increase (decrease)	(45,895,376)	(16,320,571)
Total increase (decrease) in net assets	(119,581,438)	(83,676,685)

Net Assets
Beginning of period	414,028,261	497,704,946
End of period (including undistributed net investment income of $11,827,058 and undistributed net investment income of $12,720,942, respectively)	$ 294,446,823	$ 414,028,261
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	2,002,299	59,590	86,311
Reinvested	852,581	19,176	10,444
Redeemed	(7,128,518)	(249,039)	(120,333)
Net increase (decrease)	(4,273,638)	(170,273)	(23,578)
Dollars
Sold	$ 22,203,801	$ 701,545	$ 952,932
Reinvested	10,068,980	225,322	122,305
Redeemed	(76,233,884)	(2,697,681)	(1,238,696)
Net increase (decrease)	$ (43,961,103)	$ (1,770,814)	$ (163,459)
Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	2,648,332	86,383	262,678
Reinvested	2,071,741	53,533	15,343
Redeemed	(6,380,641)	(244,489)	(74,696)
Net increase (decrease)	(1,660,568)	(104,573)	203,325
Dollars
Sold	$ 33,703,712	$ 1,109,889	$ 3,373,478
Reinvested	28,507,157	732,326	209,431
Redeemed	(80,043,164)	(3,021,914)	(891,486)
Net increase (decrease)	$ (17,832,295)	$ (1,179,699)	$ 2,691,423

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,068,980	$ 225,322	$ 122,305
From net realized gain	-	-	-
Total	$ 10,068,980	$ 225,322	$ 122,305

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 12,927,664	$ 322,572	$ 93,628
From net realized gain	15,579,493	409,753	115,803
Total	$ 28,507,157	$ 732,325	$ 209,431

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.56	$ 14.41	$ 18.38	$ 17.03	$ 16.36
Income from Investment Operations
Net investment income (loss) C	.32	.32	.42	.40	.41
Net realized and unrealized gain (loss)	(2.23)	(1.31)	(2.52)	2.04	2.19
Total from investment operations	(1.91)	(.99)	(2.10)	2.44	2.60
Distributions from net investment income	(.32)	(.39)	(.37)	(.41)	(.34)
Distributions from net realized gain	-	(.47)	(1.50)	(.68)	(1.59)
Total distributions	(.32)	(.86)	(1.87)	(1.09)	(1.93)
Net asset value, end of period	$ 10.33	$ 12.56	$ 14.41	$ 18.38	$ 17.03
Total Return A,B	(15.53)%	(7.39)%	(12.47)%	15.26%	17.57%
Ratios to Average Net Assets D
Expenses before expense reductions	.73%	.73%	.69%	.71%	.73%
Expenses net of voluntary waivers, if any	.73%	.73%	.69%	.71%	.73%
Expenses net of all reductions	.69%	.72%	.68%	.70%	.72%
Net investment income (loss)	2.88%	2.55%	2.61%	2.38%	2.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 284,298	$ 399,273	$ 482,165	$ 580,555	$ 528,874
Portfolio turnover rate	149%	111%	147%	92%	98%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.47	$ 14.32	$ 18.28	$ 16.96	$ 16.35
Income from Investment Operations
Net investment income (loss) C	.30	.31	.40	.38	.40
Net realized and unrealized gain (loss)	(2.20)	(1.32)	(2.50)	2.03	2.14
Total from investment operations	(1.90)	(1.01)	(2.10)	2.41	2.54
Distributions from net investment income	(.30)	(.37)	(.36)	(.41)	(.34)
Distributions from net realized gain	-	(.47)	(1.50)	(.68)	(1.59)
Total distributions	(.30)	(.84)	(1.86)	(1.09)	(1.93)
Net asset value, end of period	$ 10.27	$ 12.47	$ 14.32	$ 18.28	$ 16.96
Total Return A,B	(15.54)%	(7.57)%	(12.54)%	15.13%	17.18%
Ratios to Average Net Assets D
Expenses before expense reductions	.84%	.83%	.80%	.82%	.89%
Expenses net of voluntary waivers, if any	.84%	.83%	.80%	.82%	.89%
Expenses net of all reductions	.80%	.82%	.79%	.81%	.88%
Net investment income (loss)	2.77%	2.44%	2.50%	2.27%	2.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,105	$ 9,542	$ 12,449	$ 10,825	$ 3,165
Portfolio turnover rate	149%	111%	147%	92%	98%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 14.30	$ 17.78
Income from Investment Operations
Net investment income (loss) E	.28	.28	.34
Net realized and unrealized gain (loss)	(2.21)	(1.30)	(1.96)
Total from investment operations	(1.93)	(1.02)	(1.62)
Distributions from net investment income	(.29)	(.38)	(.36)
Distributions from net realized gain	-	(.47)	(1.50)
Total distributions	(.29)	(.85)	(1.86)
Net asset value, end of period	$ 10.21	$ 12.43	$ 14.30
Total Return B,C,D	(15.83)%	(7.66)%	(10.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.03%	1.00%	.97% A
Expenses net of voluntary waivers, if any	1.03%	1.00%	.97% A
Expenses net of all reductions	.99%	.99%	.95% A
Net investment income (loss)	2.58%	2.28%	2.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,044	$ 5,213	$ 3,091
Portfolio turnover rate	149%	111%	147%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Performance

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Service Class	-8.75%	0.98%	6.12%
Fidelity Balanced 60/40 Composite	-9.82%	3.10%	10.03%
S&P 500 ®	-22.10%	-0.59%	10.31%
LB Aggregate Bond	10.26%	7.54%	8.64%
Variable Annuity Balanced Funds Average	-10.17%	1.92%	n/a*

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 SM  Index and the Lehman Brothers® Aggregate Bond Index. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Service Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Balanced 60/40 Composite Index, the S&P 500 Index, and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with Louis Salemy (right), Lead Portfolio Manager of Balanced Portfolio, and Ford O'Neil (left), manager for fixed-income investments

Q. How did the fund perform, Louis?

L.S. For the year ending December 31, 2002, the fund outperformed both the Fidelity Balanced 60/40 Composite Index and the Lipper Inc. variable annuity balanced funds average, which fell 9.82% and 10.17%, respectively.

Q. What allowed the fund to beat its benchmarks?

L.S. Favoring stronger-performing fixed-income securities - including bonds and cash - rather than stocks was helpful in a weak equity market, though within equities we benefited from maintaining very little exposure to the downturn in technology stocks. I sharply reduced the tech weighting after taking over the fund in February and never looked back. To me, the earnings expectations and valuations of tech firms were still too high, given a backdrop of weak capital spending and no major breakthrough technologies to drive another growth wave. While such prominent hardware names as Intel and IBM rallied with the rest of the sector during the fourth quarter, not owning them for the year was quite positive overall versus the index. At the same time, we got a boost from overweighting Microsoft, which benefited as one of the few large-cap tech companies whose earnings didn't disappoint. Also key was avoiding other groups plagued by overcapacity, such as utilities, as well as owning the right telecommunication services stocks - namely wireless provider Nextel.

Q. What else helped performance within equities?

L.S. It was tough finding many solid companies that were attractively priced and had good sustainable earnings growth. That said, I held more-concentrated positions in a mix of both cyclical and stable-growth stocks that I felt could help us do well in any economic environment. On the cyclical side, I avoided poor-performing traditional value names and instead used price declines to become more aggressive in such brokerage houses as Morgan Stanley and Merrill Lynch, which stood to benefit from an economic recovery. While we were early with these stocks, as capital markets activity remained anemic, they still held up relatively well due to improved profit margins and earnings power. The stable-growth part of the fund also contributed. We benefited in consumer discretionary by owning good growth stories in media, including advertising company Omnicom Group and satellite TV provider EchoStar Communications.

Q. What holdings hurt performance?

L.S. One part of my cyclical strategy that hurt performance was the fund's holdings in regional Bell operating company BellSouth, which suffered despite the solid management of its business during the economic downturn. We also owned some stocks and high-yield bonds of companies that suffered from corporate scandals and credit-quality downgrades. Our stake in biotechnology firm Amgen dampened results in the health care sector, while having too few regional banks dragged on the performance of our financial holdings. Finally, Home Depot was a big detractor on the retailing front.

Q. Turning to you, Ford, how did the fund's investment-grade holdings fare?

F.O. Bonds generally fared well amid a favorable interest rate environment, spurred by sluggish economic growth, lackluster corporate profitability and slumping stock prices. Against that backdrop, the subportfolio had solid absolute returns and beat its index, largely due to good sector and security selection. We focused on high-quality mortgage securities that were less vulnerable to prepayment activity, which sheltered us from two massive refinancing waves, and whose higher yields helped offset the sharp rally in government bonds. We also did fairly well in corporate bonds, even though as a sector they lagged the broader bond market. While our bias toward this sector hurt slightly overall, solid credit analysis and diversification helped us sidestep several prominent issuers that were downgraded. We also benefited late in the period when our corporates rallied strongly.

Q. What's your outlook, Louis?

L.S. I'm still cautious, as valuations in several industries are now less attractive following the recent run-up in the market. The ability of many companies - particularly within technology and health care - to grow their earnings going forward also remains a challenge. Paralysis in the capital markets has cast a pall over the entire economy, making it difficult for many firms to refinance and pay down debt, or even fund their businesses. We'll need to see some improvement here before the economy can begin growing again. Until then, I'll try to manage the fund for any economic environment through a balance of growth cyclicals and "Steady Eddies" that I feel can consistently increase their earnings power over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	3.0
Omnicom Group, Inc.	2.9
Morgan Stanley	2.8
Merrill Lynch & Co., Inc.	2.6
BellSouth Corp.	2.6
13.9
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	19.3
Consumer Discretionary	14.8
Consumer Staples	7.6
Telecommunication Services	6.1
Industrials	5.3
Asset Allocation as of December 31, 2002
% of fund's net assets*
Stocks	49.3%
Bonds	39.5%
Short-Term Investments and Net Other Assets	11.0%
Other Investments	0.2%
* Foreign investments	3.9%

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 49.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.6%
Media - 6.6%
AOL Time Warner, Inc. (a)	12	$ 157
Comcast Corp. Class A (special) (a)	56,500	1,276,335
E.W. Scripps Co. Class A	39,200	3,016,440
EchoStar Communications Corp. Class A (a)	185,100	4,120,326
Omnicom Group, Inc.	123,900	8,003,940
Pegasus Communications Corp. Class A (a)	256,000	335,360
Walt Disney Co.	89,400	1,458,114
		18,210,672
Multiline Retail - 3.4%
Kohl's Corp. (a)	60,000	3,357,000
Wal-Mart Stores, Inc.	120,500	6,086,455
		9,443,455
Specialty Retail - 1.1%
Hollywood Entertainment Corp. (a)	93,300	1,408,830
Home Depot, Inc.	63,550	1,522,658
		2,931,488
Textiles Apparel & Luxury Goods - 0.5%
Liz Claiborne, Inc.	42,400	1,257,160
TOTAL CONSUMER DISCRETIONARY		31,842,775
CONSUMER STAPLES - 7.0%
Beverages - 0.6%
The Coca-Cola Co.	36,600	1,603,812
Food & Drug Retailing - 0.6%
Walgreen Co.	55,800	1,628,802
Food Products - 0.7%
McCormick & Co., Inc. (non-vtg.)	62,400	1,447,680
Unilever PLC sponsored ADR	10,400	397,800
		1,845,480
Household Products - 1.5%
Colgate-Palmolive Co.	41,200	2,160,116
Kimberly-Clark Corp.	40,100	1,903,547
		4,063,663
Personal Products - 3.0%
Gillette Co.	272,700	8,279,172
Tobacco - 0.6%
Philip Morris Companies, Inc.	40,250	1,631,333
TOTAL CONSUMER STAPLES		19,052,262
ENERGY - 1.6%
Oil & Gas - 1.6%
Exxon Mobil Corp.	127,732	4,462,956

	Shares	Value (Note 1)
FINANCIALS - 13.6%
Banks - 2.8%
Bank One Corp.	30,500	$ 1,114,775
Wells Fargo & Co.	138,900	6,510,243
		7,625,018
Diversified Financials - 8.6%
Fannie Mae	41,200	2,650,396
Freddie Mac	89,400	5,279,070
Goldman Sachs Group, Inc.	10,400	708,240
Merrill Lynch & Co., Inc.	190,600	7,233,270
Morgan Stanley	194,600	7,768,432
		23,639,408
Insurance - 2.2%
Allstate Corp.	37,900	1,401,921
American International Group, Inc.	60,050	3,473,893
PartnerRe Ltd.	19,200	994,944
		5,870,758
TOTAL FINANCIALS		37,135,184
HEALTH CARE - 3.5%
Biotechnology - 1.0%
Amgen, Inc. (a)	58,500	2,827,890
Health Care Equipment & Supplies - 0.6%
Medtronic, Inc.	33,200	1,513,920
Pharmaceuticals - 1.9%
Allergan, Inc.	21,600	1,244,592
Bristol-Myers Squibb Co.	18,900	437,535
Pfizer, Inc.	112,400	3,436,068
		5,118,195
TOTAL HEALTH CARE		9,460,005
INDUSTRIALS - 4.3%
Aerospace & Defense - 1.1%
Lockheed Martin Corp.	19,500	1,126,125
Northrop Grumman Corp.	13,900	1,348,300
United Technologies Corp.	10,200	631,788
		3,106,213
Airlines - 0.2%
Mesaba Holdings, Inc. (a)	2,493	15,257
Southwest Airlines Co.	31,200	433,680
		448,937
Building Products - 0.4%
American Standard Companies, Inc. (a)	13,700	974,618
Commercial Services & Supplies - 0.9%
Avery Dennison Corp.	11,600	708,528
First Data Corp.	51,200	1,812,992
		2,521,520
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - 1.7%
General Electric Co.	195,900	$ 4,770,165
TOTAL INDUSTRIALS		11,821,453
INFORMATION TECHNOLOGY - 3.2%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	156,000	2,043,600
Nokia Corp. sponsored ADR	4,200	65,100
		2,108,700
Computers & Peripherals - 0.0%
Lexmark International, Inc. Class A (a)	2,100	127,050
Software - 2.4%
Microsoft Corp. (a)	128,400	6,638,280
TOTAL INFORMATION TECHNOLOGY		8,874,030
MATERIALS - 0.0%
Chemicals - 0.0%
Praxair, Inc.	400	23,108
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 4.2%
BellSouth Corp.	272,800	7,057,336
SBC Communications, Inc.	71,570	1,940,263
Verizon Communications, Inc.	63,000	2,441,250
		11,438,849
Wireless Telecommunication Services - 0.3%
Nextel Communications, Inc. Class A (a)	67,200	776,160
TOTAL TELECOMMUNICATION SERVICES		12,215,009
TOTAL COMMON STOCKS (Cost $142,173,127)		134,886,782
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (f)	158	119

	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	40	$ 3,720
Granite Broadcasting Corp. $127.50 pay-in-kind	100	52,000
		55,720
TOTAL PREFERRED STOCKS (Cost $60,591)		55,839
Corporate Bonds - 16.2%
	Principal Amount
Convertible Bonds - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
EchoStar Communications Corp. 5.75% 5/15/08	$ 110,000	100,100
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. liquid yield option note 0% 8/1/20	410,000	188,088
Sanmina-SCI Corp.:
0% 9/12/20	300,000	122,250
4.25% 5/1/04	100,000	95,880
Solectron Corp. liquid yield option note 0% 5/8/20	9,000	5,513
		411,731
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	200,000	143,760
TOTAL CONVERTIBLE BONDS		655,591
Nonconvertible Bonds - 16.0%
CONSUMER DISCRETIONARY - 3.2%
Auto Components - 0.1%
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	150,000	166,760
Dana Corp. 6.25% 3/1/04	50,000	50,000
Dura Operating Corp. 8.625% 4/15/12	115,000	116,150
Navistar International Corp. 8% 2/1/08	50,000	41,500
		374,410
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - 0.5%
Alliance Gaming Corp. 10% 8/1/07	$ 100,000	$ 104,000
Bally Total Fitness Holding Corp. 9.875% 10/15/07	120,000	105,000
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	110,000	117,425
Extended Stay America, Inc. 9.875% 6/15/11	35,000	35,438
Friendly Ice Cream Corp. 10.5% 12/1/07	140,000	137,900
Herbst Gaming, Inc. 10.75% 9/1/08	80,000	83,600
La Quinta Inns, Inc. 7.25% 3/15/04	120,000	120,000
Penn National Gaming, Inc.:
8.875% 3/15/10	25,000	25,500
11.125% 3/1/08	120,000	130,800
Premier Parks, Inc. 0% 4/1/08 (d)	30,000	28,650
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (f)	165,000	172,838
Wheeling Island Gaming, Inc. 10.125% 12/15/09	100,000	100,250
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	40,000	40,200
		1,201,601
Household Durables - 0.3%
American Greetings Corp. 11.75% 7/15/08	150,000	165,000
Beazer Homes USA, Inc.:
8.375% 4/15/12	20,000	20,600
8.875% 4/1/08	150,000	155,250
D.R. Horton, Inc.:
8% 2/1/09	75,000	75,000
8.5% 4/15/12	20,000	20,200
10.5% 4/1/05	100,000	106,000
Juno Lighting, Inc. 11.875% 7/1/09	30,000	29,850
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	25,000	24,125
Kaufman & Broad Home Corp. 7.75% 10/15/04	150,000	153,375
Ryland Group, Inc. 9.125% 6/15/11	135,000	143,100
		892,500
Internet & Catalog Retail - 0.0%
J. Crew Operating Corp. 10.375% 10/15/07	120,000	100,800

	Principal Amount	Value (Note 1)
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 5.6% 11/1/05	$ 200,000	$ 193,000
The Hockey Co. 11.25% 4/15/09	100,000	102,000
		295,000
Media - 1.8%
Allbritton Communications Co. 7.75% 12/15/12 (f)	70,000	70,000
AMC Entertainment, Inc.:
9.5% 3/15/09	60,000	59,100
9.875% 2/1/12	40,000	39,400
American Media Operations, Inc. 10.25% 5/1/09	80,000	82,600
AOL Time Warner, Inc. 7.7% 5/1/32	105,000	109,277
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	650,000	702,000
Cinemark USA, Inc. 9.625% 8/1/08	220,000	220,000
Continental Cablevision, Inc.:
8.3% 5/15/06	115,000	124,578
8.875% 9/15/05	40,000	44,258
9% 9/1/08	200,000	228,030
Corus Entertainment, Inc. 8.75% 3/1/12	240,000	254,400
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09 (f)	60,000	64,200
EchoStar DBS Corp.:
9.25% 2/1/06	20,000	20,600
10.375% 10/1/07	480,000	513,600
Granite Broadcasting Corp.:
8.875% 5/15/08	10,000	8,150
10.375% 5/15/05	10,000	8,600
Insight Communications, Inc. 0% 2/15/11 (d)	35,000	18,900
Lamar Media Corp. 7.25% 1/1/13 (f)	30,000	30,375
LBI Media, Inc. 10.125% 7/15/12 (f)	230,000	240,350
Lenfest Communications, Inc.:
7.625% 2/15/08	35,000	36,050
10.5% 6/15/06	20,000	21,050
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	30,000	27,000
News America Holdings, Inc.:
7.375% 10/17/08	500,000	550,323
7.75% 12/1/45	200,000	196,556
Nextmedia Operating, Inc. 10.75% 7/1/11	270,000	283,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
PanAmSat Corp. 8.5% 2/1/12	$ 10,000	$ 9,700
Radio One, Inc. 8.875% 7/1/11	225,000	241,313
Sinclair Broadcast Group, Inc. 8% 3/15/12 (f)	30,000	31,200
Time Warner, Inc. 8.18% 8/15/07	410,000	450,073
Yell Finance BV 0% 8/1/11 (d)	130,000	91,650
		4,776,833
Specialty Retail - 0.2%
AutoNation, Inc. 9% 8/1/08	40,000	40,800
Gap, Inc.:
6.9% 9/15/07	100,000	98,500
9.9% 12/15/05	45,000	47,250
10.55% 12/15/08	15,000	16,425
Hollywood Entertainment Corp.:
9.625% 3/15/11	30,000	30,300
10.625% 8/15/04	70,000	70,700
United Auto Group, Inc. 9.625% 3/15/12 (f)	150,000	145,500
		449,475
Textiles Apparel & Luxury Goods - 0.2%
Levi Strauss & Co.:
7% 11/1/06	80,000	69,600
11.625% 1/15/08	50,000	48,750
12.25% 12/15/12 (f)	120,000	118,200
The William Carter Co. 10.875% 8/15/11	200,000	218,000
Tommy Hilfiger USA, Inc. 6.5% 6/1/03	120,000	119,100
		573,650
TOTAL CONSUMER DISCRETIONARY		8,664,269
CONSUMER STAPLES - 0.6%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	140,000	146,300
Food & Drug Retailing - 0.2%
Fred Meyer, Inc. 7.375% 3/1/05	195,000	211,669
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	20,000	14,450
9.125% 12/15/11	40,000	29,300

	Principal Amount	Value (Note 1)
Rite Aid Corp.:
7.125% 1/15/07	$ 15,000	$ 12,450
11.25% 7/1/08	25,000	22,500
12.5% 9/15/06	145,000	150,800
		441,169
Food Products - 0.2%
Corn Products International, Inc. 8.25% 7/15/07	175,000	175,875
Del Monte Corp. 9.25% 5/15/11	145,000	150,800
Dole Food Co., Inc.:
6.375% 10/1/05	20,000	21,000
7.25% 5/1/09	85,000	81,600
		429,275
Household Products - 0.0%
Fort James Corp.:
6.625% 9/15/04	35,000	33,950
6.875% 9/15/07	20,000	18,800
		52,750
Tobacco - 0.2%
Philip Morris Companies, Inc. 6.95% 6/1/06	500,000	545,900
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	125,000	130,416
		676,316
TOTAL CONSUMER STAPLES		1,745,810
ENERGY - 0.4%
Energy Equipment & Services - 0.0%
DI Industries, Inc. 8.875% 7/1/07	45,000	46,125
Grant Prideco, Inc. 9% 12/15/09 (f)	20,000	20,900
		67,025
Oil & Gas - 0.4%
Chesapeake Energy Corp. 7.75% 1/15/15 (f)	60,000	59,700
Nuevo Energy Co.:
9.375% 10/1/10	20,000	20,400
9.5% 6/1/08	25,000	25,750
Pemex Project Funding Master Trust 7.875% 2/1/09 (f)	180,000	193,500
Plains Exploration & Production Co. LP 8.75% 7/1/12 (f)	60,000	62,100
Teekay Shipping Corp. 8.875% 7/15/11	200,000	205,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
The Coastal Corp.:
6.5% 5/15/06	$ 30,000	$ 24,300
6.95% 6/1/28	45,000	28,800
7.5% 8/15/06	20,000	16,400
7.75% 6/15/10	55,000	43,175
7.75% 10/15/35	100,000	66,000
Vintage Petroleum, Inc. 8.25% 5/1/12	130,000	134,550
Western Oil Sands, Inc. 8.375% 5/1/12	225,000	221,625
		1,101,300
TOTAL ENERGY		1,168,325
FINANCIALS - 5.5%
Banks - 1.2%
BankAmerica Corp. 5.875% 2/15/09	500,000	548,656
BankBoston Corp. 6.625% 2/1/04	60,000	62,522
Capital One Bank 6.5% 7/30/04	250,000	244,498
First Union Corp. 7.55% 8/18/05	510,000	574,628
Fleet Financial Group, Inc. 7.125% 4/15/06	140,000	155,072
FleetBoston Financial Corp. 7.25% 9/15/05	275,000	304,501
Korea Development Bank 7.375% 9/17/04	160,000	173,103
MBNA Corp.:
6.25% 1/17/07	120,000	125,268
6.34% 6/2/03	100,000	101,630
7.5% 3/15/12	175,000	188,140
PNC Funding Corp. 5.75% 8/1/06	155,000	165,920
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (h)	145,000	167,826
8.817% 3/31/49	120,000	134,683
Sovereign Bancorp, Inc. 10.5% 11/15/06	80,000	89,200
Washington Mutual, Inc. 5.625% 1/15/07	250,000	267,536
Western Financial Bank 9.625% 5/15/12	25,000	24,250
		3,327,433
Diversified Financials - 3.6%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	150,000	164,436

	Principal Amount	Value (Note 1)
Alliance Capital Management LP 5.625% 8/15/06	$ 150,000	$ 157,902
American General Finance Corp. 5.875% 7/14/06	500,000	538,228
Amvescap PLC yankee 6.6% 5/15/05	100,000	107,938
Associates Corp. of North America 6% 7/15/05	250,000	269,639
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	120,000	124,500
Capital One Financial Corp.:
7.125% 8/1/08	160,000	148,175
7.25% 12/1/03	120,000	118,800
8.75% 2/1/07	30,000	28,200
CIT Group, Inc. 7.75% 4/2/12	125,000	140,394
Citigroup, Inc. 5.625% 8/27/12	125,000	131,435
CMS Energy X-TRAS pass thru trust I 7% 1/15/05	50,000	43,500
Countrywide Home Loans, Inc. 5.5% 8/1/06	170,000	180,762
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	170,000	182,066
6.5% 1/15/12	30,000	32,063
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	45,000	44,953
7.779% 1/2/12	250,000	195,000
7.92% 5/18/12	50,000	41,694
Deutsche Telekom International Finance BV:
8.25% 6/15/05	250,000	273,352
8.75% 6/15/30	200,000	231,030
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	25,000	23,000
10.625% 12/1/12 (f)	30,000	30,750
Ford Motor Credit Co.:
6.875% 2/1/06	150,000	150,263
7.375% 10/28/09	450,000	445,888
General Electric Capital Corp. 6% 6/15/12	275,000	296,911
General Motors Acceptance Corp. 7.5% 7/15/05	500,000	526,543
Goldman Sachs Group, Inc. 6.6% 1/15/12	310,000	342,548
Household Finance Corp.:
6.375% 10/15/11	260,000	271,832
6.5% 1/24/06	75,000	79,869
7% 5/15/12	40,000	43,812
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	$ 200,000	$ 245,984
ING Capital Funding Trust III 8.439% 12/31/10	150,000	174,425
IOS Capital, Inc. 9.75% 6/15/04	75,000	76,500
J.P. Morgan Chase & Co. 5.35% 3/1/07	200,000	211,560
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	100,000	109,334
6.625% 1/18/12	100,000	110,683
Limestone Electron Trust/Limestone Electron, Inc. 8.625% 3/15/03 (f)	120,000	114,600
Merrill Lynch & Co., Inc.:
4% 11/15/07	150,000	151,531
6.15% 1/26/06	150,000	162,285
Millennium America, Inc. 9.25% 6/15/08	40,000	41,800
Morgan Stanley 6.6% 4/1/12	160,000	177,331
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	140,000	147,153
NiSource Finance Corp.:
7.625% 11/15/05	200,000	208,892
7.875% 11/15/10	195,000	214,310
Petronas Capital Ltd. 7% 5/22/12 (f)	385,000	423,259
Popular North America, Inc. 6.125% 10/15/06	220,000	238,050
Qwest Capital Funding, Inc.:
5.875% 8/3/04	110,000	94,600
7% 8/3/09	25,000	16,750
7.25% 2/15/11	75,000	49,500
7.75% 8/15/06	75,000	54,000
Qwest Services Corp. 14% 12/15/14 (f)	81,000	86,670
R. H. Donnelley Finance Corp. I:
8.875% 12/15/10 (f)	40,000	42,800
10.875% 12/15/12 (f)	50,000	54,500
Sprint Capital Corp. 6.875% 11/15/28	295,000	237,475
Stone Container Finance Co. yankee 11.5% 8/15/06 (f)	370,000	397,750

	Principal Amount	Value (Note 1)
TCI Communications Financing III 9.65% 3/31/27	$ 180,000	$ 165,630
TXU Eastern Funding yankee 6.75% 5/15/09 (c)	160,000	15,200
U.S. West Capital Funding, Inc. 6.375% 7/15/08	45,000	28,800
Verizon Wireless Capital LLC 5.375% 12/15/06	250,000	261,172
Xerox Capital (Europe) PLC 5.875% 5/15/04	75,000	71,625
Xerox Credit Corp. 6.1% 12/16/03	30,000	29,100
		9,778,752
Insurance - 0.1%
MetLife, Inc. 5.375% 12/15/12	45,000	46,485
Principal Life Global Funding I:
5.125% 6/28/07 (f)	100,000	105,405
6.25% 2/15/12 (f)	85,000	90,099
		241,989
Real Estate - 0.6%
Boston Properties, Inc. 6.25% 1/15/13 (f)	125,000	126,925
BRE Properties, Inc. 5.95% 3/15/07	250,000	263,430
Cabot Industrial Property LP 7.125% 5/1/04	15,000	15,597
CenterPoint Properties Trust 6.75% 4/1/05	100,000	107,618
Duke Realty LP 7.3% 6/30/03	500,000	511,847
EOP Operating LP 6.625% 2/15/05	200,000	212,027
ERP Operating LP 7.1% 6/23/04	200,000	211,570
Meditrust Corp. 7.82% 9/10/26	155,000	155,000
ProLogis Trust 6.7% 4/15/04	55,000	57,295
Senior Housing Properties Trust 8.625% 1/15/12	80,000	78,800
		1,740,109
TOTAL FINANCIALS		15,088,283
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.3%
Alderwoods Group, Inc. 11% 1/2/07	132,000	131,670
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	235,000	244,400
HCA, Inc. 7.125% 6/1/06	180,000	188,100
PacifiCare Health Systems, Inc. 10.75% 6/1/09	145,000	154,788
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Tenet Healthcare Corp. 5.375% 11/15/06	$ 50,000	$ 45,500
Triad Hospitals, Inc. 8.75% 5/1/09	145,000	155,150
		919,608
Pharmaceuticals - 0.1%
aaiPharma, Inc. 11% 4/1/10	265,000	265,000
TOTAL HEALTH CARE		1,184,608
INDUSTRIALS - 1.0%
Aerospace & Defense - 0.2%
Raytheon Co. 8.2% 3/1/06	500,000	561,763
Building Products - 0.0%
Nortek, Inc.:
9.125% 9/1/07	10,000	10,100
9.25% 3/15/07	20,000	20,400
		30,500
Commercial Services & Supplies - 0.2%
Allied Waste North America, Inc.:
7.625% 1/1/06	30,000	30,000
9.25% 9/1/12 (f)	60,000	60,600
10% 8/1/09	20,000	20,000
Iron Mountain, Inc.:
8.625% 4/1/13	100,000	104,500
8.75% 9/30/09	170,000	175,525
National Waterworks, Inc. 10.5% 12/1/12 (f)	40,000	41,700
		432,325
Industrial Conglomerates - 0.4%
Tyco International Group SA:
6.125% 11/1/08	15,000	14,025
yankee:
5.8% 8/1/06	210,000	198,450
5.875% 11/1/04	75,000	72,750
6.25% 6/15/13	65,000	64,188
6.375% 6/15/05	45,000	43,650
6.375% 2/15/06	80,000	77,600
6.375% 10/15/11	215,000	201,025
6.75% 2/15/11	400,000	378,000
6.875% 1/15/29	20,000	17,600
		1,067,288

	Principal Amount	Value (Note 1)
Machinery - 0.2%
Cummins, Inc.:
5.65% 3/1/98	$ 60,000	$ 35,400
9.5% 12/1/10 (f)	40,000	42,400
Dresser, Inc. 9.375% 4/15/11	15,000	15,150
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	170,000	173,400
Terex Corp. 9.25% 7/15/11	150,000	136,500
TriMas Corp. 9.875% 6/15/12 (f)	50,000	49,500
		452,350
Road & Rail - 0.0%
TFM SA de CV 12.5% 6/15/12 (f)	70,000	70,525
TOTAL INDUSTRIALS		2,614,751
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.1%
Motorola, Inc. 8% 11/1/11	110,000	113,850
Computers & Peripherals - 0.1%
Hewlett-Packard Co. 6.5% 7/1/12	270,000	299,648
Seagate Technology HDD Holdings 8% 5/15/09 (f)	85,000	86,700
		386,348
Electronic Equipment & Instruments - 0.2%
ChipPAC International Ltd. 12.75% 8/1/09	170,000	180,200
Flextronics International Ltd. yankee:
8.75% 10/15/07	110,000	113,025
9.875% 7/1/10	130,000	140,400
Ingram Micro, Inc. 9.875% 8/15/08	15,000	15,825
PerkinElmer, Inc. 8.875% 1/15/13 (f)	70,000	69,300
Solectron Corp. 7.375% 3/1/06	115,000	107,525
		626,275
Office Electronics - 0.1%
Xerox Corp.:
5.25% 12/15/03	40,000	38,600
5.5% 11/15/03	55,000	53,625
7.15% 8/1/04	15,000	14,400
9.75% 1/15/09 (f)	70,000	67,550
		174,175
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp. 10.375% 10/1/07	165,000	174,075
TOTAL INFORMATION TECHNOLOGY		1,474,723
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - 0.9%
Chemicals - 0.1%
FMC Corp. 10.25% 11/1/09 (f)	$ 70,000	$ 75,950
Huntsman International LLC 9.875% 3/1/09	40,000	41,000
Lyondell Chemical Co. 9.875% 5/1/07	70,000	67,200
Methanex Corp. yankee 7.75% 8/15/05	205,000	207,050
		391,200
Containers & Packaging - 0.4%
Ball Corp. 6.875% 12/15/12 (f)	70,000	70,350
BWAY Corp. 10% 10/15/10 (f)	30,000	31,125
Crown Cork & Seal, Inc.:
7.375% 12/15/26	45,000	30,150
8% 4/15/23	70,000	49,000
8.375% 1/15/05	30,000	27,000
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (f)	65,000	66,950
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (f)	90,000	91,125
8.875% 2/15/09	185,000	190,550
Owens-Illinois, Inc.:
7.15% 5/15/05	45,000	43,538
7.35% 5/15/08	190,000	175,750
7.8% 5/15/18	30,000	24,900
Riverwood International Corp.:
10.625% 8/1/07	150,000	154,500
10.625% 8/1/07	80,000	82,800
		1,037,738
Metals & Mining - 0.2%
Better Minerals & Aggregates Co. 13% 9/15/09	110,000	48,400
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	225,000	207,000
P&L Coal Holdings Corp. 9.625% 5/15/08	109,000	115,186
Phelps Dodge Corp. 8.75% 6/1/11	240,000	248,400
		618,986
Paper & Forest Products - 0.2%
Georgia-Pacific Corp.:
7.375% 12/1/25	20,000	15,600
7.5% 5/15/06	185,000	173,900

	Principal Amount	Value (Note 1)
8.125% 5/15/11	$ 160,000	$ 150,400
Weyerhaeuser Co. 6.75% 3/15/12	100,000	109,034
		448,934
TOTAL MATERIALS		2,496,858
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.1%
AT&T Corp. 6.5% 3/15/13	360,000	361,126
Citizens Communications Co. 8.5% 5/15/06	165,000	182,720
France Telecom SA 9.25% 3/1/11	250,000	289,068
Qwest Corp. 8.875% 3/15/12 (f)	185,000	179,450
Rogers Cantel, Inc. yankee:
8.8% 10/1/07	30,000	25,200
9.375% 6/1/08	35,000	32,900
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	120,000	127,053
Telefonos de Mexico SA de CV 8.25% 1/26/06	450,000	492,750
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (c)	136,000	3,060
TELUS Corp. yankee 7.5% 6/1/07	610,000	591,700
Tritel PCS, Inc. 10.375% 1/15/11	115,000	123,625
Triton PCS, Inc. 9.375% 2/1/11	220,000	180,400
U.S. West Communications 7.2% 11/1/04	95,000	90,250
Verizon New York, Inc.:
6.875% 4/1/12	200,000	224,678
7.375% 4/1/32	95,000	109,856
		3,013,836
Wireless Telecommunication Services - 0.4%
American Tower Corp. 9.375% 2/1/09	65,000	51,350
AT&T Wireless Services, Inc.:
7.875% 3/1/11	125,000	125,625
8.75% 3/1/31	290,000	284,200
Cingular Wireless LLC 5.625% 12/15/06	100,000	105,136
Crown Castle International Corp.:
9.375% 8/1/11	15,000	12,300
9.5% 8/1/11	155,000	124,775
10.75% 8/1/11	35,000	30,450
Dobson Communications Corp. 10.875% 7/1/10	20,000	17,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.:
0% 2/15/08 (d)	$ 65,000	$ 58,500
9.5% 2/1/11	30,000	27,000
9.75% 10/31/07	230,000	210,450
Nextel Partners, Inc. 0% 2/1/09 (d)	85,000	61,200
Rogers Wireless, Inc. 9.625% 5/1/11	50,000	47,250
VoiceStream Wireless Corp. 0% 11/15/09 (d)	40,000	33,800
		1,189,036
TOTAL TELECOMMUNICATION SERVICES		4,202,872
UTILITIES - 1.9%
Electric Utilities - 1.1%
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	40,000	25,000
8.5% 4/15/12 (f)	115,000	73,600
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	300,000	261,000
CMS Energy Corp.:
8.375% 7/1/03	120,000	117,000
8.5% 4/15/11	30,000	26,100
Detroit Edison Co. 6.125% 10/1/10	165,000	181,740
Dominion Resources, Inc. 6.25% 6/30/12	160,000	169,248
FirstEnergy Corp. 6.45% 11/15/11	145,000	144,252
Illinois Power Co.:
7.5% 6/15/09	150,000	123,000
11.5% 12/15/10 (f)	90,000	86,850
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	130,000	117,636
Nevada Power Co. 10.875% 10/15/09 (f)	60,000	60,000
Niagara Mohawk Power Corp. 8.875% 5/15/07	75,000	88,765
Oncor Electric Delivery Co.:
7% 9/1/22 (f)	80,000	74,592
7.25% 1/15/33 (f)	400,000	408,600
Pacific Gas & Electric Co.:
6.25% 8/1/03	160,000	158,400
6.25% 3/1/04	60,000	59,100
Public Service Co. of Colorado 7.875% 10/1/12 (f)	115,000	128,374

	Principal Amount	Value (Note 1)
Reliant Energy Resources Corp. 8.125% 7/15/05	$ 275,000	$ 253,436
Southern California Edison Co. 8.95% 11/3/03	250,000	247,500
TECO Energy, Inc.:
7% 5/1/12	195,000	163,800
10.5% 12/1/07 (f)	50,000	49,000
TXU Corp. 6.375% 6/15/06	80,000	73,200
		3,090,193
Gas Utilities - 0.5%
ANR Pipeline, Inc. 9.625% 11/1/21	25,000	25,000
CMS Panhandle Holding Co. 6.125% 3/15/04	35,000	34,650
Consolidated Natural Gas Co. 6.85% 4/15/11	70,000	78,142
El Paso Energy Corp.:
7.375% 12/15/12	5,000	3,350
7.75% 1/15/32	35,000	21,700
8.05% 10/15/30	20,000	12,400
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	100,000	112,128
7.3% 8/15/33	250,000	268,016
Sempra Energy 7.95% 3/1/10	55,000	62,715
Southern Natural Gas Co.:
7.35% 2/15/31	15,000	12,525
8% 3/1/32	45,000	39,375
Tennessee Gas Pipeline Co.:
6% 12/15/11	260,000	218,400
7% 10/15/28	95,000	73,150
Texas Eastern Transmission Corp. 7.3% 12/1/10	185,000	204,446
Transcontinental Gas Pipe Line:
6.125% 1/15/05	20,000	18,600
8.875% 7/15/12 (f)	25,000	25,000
Williams Holdings of Delaware, Inc. 6.5% 12/1/08	40,000	25,600
		1,235,197
Multi-Utilities & Unregulated Power - 0.3%
El Paso Corp.:
7% 5/15/11	55,000	37,400
7.875% 6/15/12 (f)	30,000	21,000
Utilicorp United, Inc.:
6.875% 10/1/04	15,000	11,850
7% 7/15/04	20,000	16,200
7.95% 2/1/11	45,000	30,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Western Resources, Inc.:
7.875% 5/1/07	$ 90,000	$ 91,350
9.75% 5/1/07	100,000	92,000
Williams Companies, Inc.:
7.125% 9/1/11	300,000	196,500
7.5% 1/15/31	35,000	21,875
7.875% 9/1/21	35,000	22,225
8.125% 3/15/12 (f)	380,000	258,400
9.25% 3/15/04	55,000	43,450
		842,850
TOTAL UTILITIES		5,168,240
TOTAL NONCONVERTIBLE BONDS		43,808,739
TOTAL CORPORATE BONDS (Cost $42,829,303)		44,464,330
U.S. Government and Government Agency Obligations - 8.1%

U.S. Government Agency Obligations - 3.1%
Fannie Mae:
4.75% 1/2/07	350,000	371,269
5% 1/15/07	3,489,000	3,781,919
5.25% 4/15/07	2,215,000	2,424,951
6.25% 2/1/11	165,000	184,650
7.125% 6/15/10	320,000	386,155
Freddie Mac:
5.75% 3/15/09	700,000	786,045
6.25% 7/15/32	166,000	188,049
6.75% 3/15/31	244,000	291,802
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		8,414,840
U.S. Treasury Obligations - 5.0%
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03	400,000	399,914
U.S. Treasury Bonds:
6.25% 5/15/30	4,145,000	4,960,239
6.625% 2/15/27	50,000	61,770
8% 11/15/21	100,000	139,336

	Principal Amount	Value (Note 1)
U.S. Treasury Notes:
3.375% 4/30/04	$ 1,200,000	$ 1,232,484
5.75% 11/15/05	821,000	907,558
6.5% 2/15/10	1,585,000	1,894,570
6.75% 5/15/05	2,600,000	2,898,696
7% 7/15/06	1,000,000	1,159,414
TOTAL U.S. TREASURY OBLIGATIONS		13,653,981
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $21,253,286)		22,068,821
U.S. Government Agency - Mortgage Securities - 12.6%

Fannie Mae - 9.2%
5.5% 2/1/11	74,911	78,595
5.5% 1/1/18 to 1/14/33 (g)	3,316,552	3,389,803
6% 4/1/09 to 1/1/29	1,718,985	1,795,436
6% 1/1/33 (g)	8,506,419	8,798,815
6.5% 9/1/16 to 8/1/32	6,629,744	6,921,584
6.5% 1/1/33 to 1/14/33 (g)	2,058,531	2,144,089
7% 12/1/24 to 2/1/28	544,098	576,224
7.5% 10/1/26 to 8/1/28	1,298,073	1,382,795
TOTAL FANNIE MAE		25,087,341
Freddie Mac - 0.0%
7.5% 1/1/27	124,546	133,130
Government National Mortgage Association - 3.4%
6% 1/1/33 (g)	1,999,993	2,081,868
6.5% 10/15/27 to 8/15/32	3,227,381	3,394,018
7% 1/15/28 to 7/15/32	1,696,691	1,799,699
7% 1/1/33 (g)	1,500,473	1,589,095
7.5% 6/15/27 to 3/15/28	465,953	498,012
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		9,362,692
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $33,719,076)		34,583,163
Asset-Backed Securities - 1.4%

American Express Credit Account Master Trust:
1.77% 12/15/08 (h)	200,000	199,341
6.1% 12/15/06	200,000	211,526
Capital One Master Trust:
1.79% 4/16/07 (h)	200,000	197,480
5.45% 3/16/09	400,000	432,204
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	$ 60,739	$ 62,525
5.07% 2/15/08	430,000	453,113
Discover Card Master Trust I 5.75% 12/15/08	600,000	656,538
Ford Credit Auto Owner Trust:
5.54% 12/15/05	100,000	104,534
5.71% 9/15/05	90,000	94,485
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	250,066	254,876
5.09% 10/18/06	145,000	151,194
MBNA Credit Card Master Note Trust 5.75% 10/15/08	200,000	218,560
Sears Credit Account Master Trust II:
1.71% 6/16/08 (h)	200,000	199,344
6.75% 9/16/09	365,000	404,192
7.5% 11/15/07	200,000	208,180
TOTAL ASSET-BACKED SECURITIES (Cost $3,635,859)		3,848,092
Commercial Mortgage Securities - 0.9%

CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/14/62	500,000	596,426
Series 1997-C2 Class D, 7.27% 1/17/35	105,000	116,127
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	500,000	599,128
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (h)	120,000	115,050
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	225,000	268,965
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	110,000	102,816
Class C, 4.13% 11/20/37 (f)	110,000	98,175
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	500,000	555,156
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,176,416)		2,451,843
Foreign Government and Government Agency Obligations - 0.4%
	Principal Amount	Value (Note 1)
Chilean Republic:
6.875% 4/28/09	$ 150,000	$ 163,946
7.125% 1/11/12	160,000	181,200
Malaysian Government 7.5% 7/15/11	110,000	127,256
Polish Government 6.25% 7/3/12	225,000	249,750
United Mexican States 9.875% 2/1/10	200,000	245,520
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $860,379)		967,672
Floating Rate Loans - 0.2%

FINANCIALS - 0.2%
Diversified Financials - 0.2%
American Tower LP Tranche B term loan 5.31% 12/31/07 (h)	150,000	138,000
Nextel Finance Co. Tranche D term loan 4.4375% 3/31/09 (h)	350,000	313,250
		451,250
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.1875% 7/21/06 (h)	80,621	79,815
Tranche C term loan 4.4375% 7/21/07 (h)	96,745	95,778
		175,593
TOTAL FLOATING RATE LOANS (Cost $621,594)		626,843
Money Market Funds - 16.9%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $46,245,996)	46,245,996	46,245,996
TOTAL INVESTMENT PORTFOLIO - 106.0% (Cost $293,575,627)	290,199,381
NET OTHER ASSETS - (6.0)%	(16,539,521)
NET ASSETS - 100%	$ 273,659,860
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,415,584 or 2.3% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
Ratings
US Governments	20.6%
AAA, AA, A	6.3
BBB	4.5
BB	3.7
B	3.7
CCC, CC, C	0.9
Equities	49.3
Short-Term and Net Other Assets	11.0
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $344,343,232 and $343,722,604, respectively, of which long-term U.S. government and government agency obligations aggregated $144,521,016 and $141,999,828, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,725 for the period.
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $626,843 or 0.2% of net assets.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $22,278,000 of which $1,350,000, $11,276,000 and $9,652,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $293,575,627) - See accompanying schedule		$ 290,199,381
Cash		37,109
Receivable for fund shares sold		40,545
Dividends receivable		162,543
Interest receivable		1,383,745
Total assets		291,823,323

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 17,893,510
Payable for fund shares redeemed	104,180
Accrued management fee	99,880
Distribution fees payable	5,620
Other payables and accrued expenses	60,273
Total liabilities		18,163,463

Net Assets		$ 273,659,860
Net Assets consist of:
Paid in capital		$ 292,472,031
Undistributed net investment income		8,300,210
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(23,736,455)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,375,926)
Net Assets		$ 273,659,860
Initial Class: Net Asset Value, offering price and redemption price per share ($235,064,090 ÷ 19,331,152 shares)		$ 12.16

Service Class: Net Asset Value, offering price and redemption price per share ($20,019,073 ÷ 1,653,252 shares)		$ 12.11

Service Class 2: Net Asset Value, offering price and redemption price per share ($18,576,697 ÷ 1,541,597 shares)		$ 12.05

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 2,115,625
Interest		7,771,871
Security lending		1,740
Total income		9,889,236

Expenses
Management fee	$ 1,259,629
Transfer agent fees	206,488
Distribution fees	70,268
Accounting and security lending fees	113,454
Non-interested trustees' compensation	1,046
Custodian fees and expenses	22,343
Audit	27,009
Legal	3,219
Miscellaneous	29,206
Total expenses before reductions	1,732,662
Expense reductions	(52,432)	1,680,230
Net investment income (loss)		8,209,006
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,390,685)
Foreign currency transactions	508
Futures contracts	(4,641,262)
Total net realized gain (loss)		(9,031,439)
Change in net unrealized appreciation (depreciation) on: Investment securities	(27,574,460)
Assets and liabilities in foreign currencies	844
Futures contracts	(316,479)
Total change in net unrealized appreciation (depreciation)		(27,890,095)
Net gain (loss)		(36,921,534)
Net increase (decrease) in net assets resulting from operations		$ (28,712,528)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 8,209,006	$ 8,952,487
Net realized gain (loss)	(9,031,439)	(11,271,877)
Change in net unrealized appreciation (depreciation)	(27,890,095)	(2,022,596)
Net increase (decrease) in net assets resulting from operations	(28,712,528)	(4,341,986)
Distributions to shareholders from net investment income	(8,837,001)	(10,202,857)
Share transactions - net increase (decrease)	4,349,125	38,243,415
Total increase (decrease) in net assets	(33,200,404)	23,698,572

Net Assets
Beginning of period	306,860,264	283,161,692
End of period (including undistributed net investment income of $8,300,210 and undistributed net investment income of $8,952,853, respectively)	$ 273,659,860	$ 306,860,264
Other Information: Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	3,458,033	233,061	650,930
Reinvested	586,697	54,643	37,261
Redeemed	(4,004,430)	(497,329)	(380,772)
Net increase (decrease)	40,300	(209,625)	307,419

Dollars Sold	$ 44,057,181	$ 3,005,489	$ 8,292,512
Reinvested	7,644,656	709,812	482,533
Redeemed	(49,132,561)	(6,145,338)	(4,565,159)
Net increase (decrease)	$ 2,569,276	$ (2,430,037)	$ 4,209,886

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	4,491,272	478,642	997,411
Reinvested	636,973	66,778	14,524
Redeemed	(3,194,837)	(597,940)	(111,657)
Net increase (decrease)	1,933,408	(52,520)	900,278

Dollars Sold	$ 61,013,674	$ 6,436,065	$ 13,467,721
Reinvested	9,051,388	946,241	205,228
Redeemed	(43,357,523)	(8,040,756)	(1,478,623)
Net increase (decrease)	$ 26,707,539	$ (658,450)	$ 12,194,326

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 7,644,656	$ 709,812	$ 482,533

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 9,051,388	$ 946,241	$ 205,228

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.72	$ 14.45	$ 16.00	$ 16.11	$ 14.58
Income from Investment Operations
Net investment income (loss) C	.36	.42	.48	.45	.44
Net realized and unrealized gain (loss)	(1.53)	(.63)	(1.15)	.24	2.00
Total from investment operations	(1.17)	(.21)	(.67)	.69	2.44
Distributions from net investment income	(.39)	(.52)	(.48)	(.37)	(.36)
Distributions from net realized gain	-	-	(.35)	(.43)	(.55)
Distributions in excess of net realized gain	-	-	(.05)	-	-
Total distributions	(.39)	(.52)	(.88)	(.80)	(.91)
Net asset value, end of period	$ 12.16	$ 13.72	$ 14.45	$ 16.00	$ 16.11
Total Return A, B	(8.72)%	(1.58)%	(4.30)%	4.55%	17.64%
Ratios to Average Net Assets D
Expenses before expense reductions	.57%	.57%	.58%	.57%	.59%
Expenses net of voluntary waivers, if any	.57%	.57%	.58%	.57%	.59%
Expenses net of all reductions	.55%	.55%	.56%	.55%	.58%
Net investment income (loss)	2.84%	3.11%	3.18%	2.87%	2.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 235,064	$ 264,608	$ 250,802	$ 325,371	$ 307,681
Portfolio turnover rate	134%	126%	126%	108%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.66	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Income from Investment Operations
Net investment income (loss) C	.34	.41	.46	.43	.41
Net realized and unrealized gain (loss)	(1.51)	(.64)	(1.14)	.24	1.98
Total from investment operations	(1.17)	(.23)	(.68)	.67	2.39
Distributions from net investment income	(.38)	(.50)	(.47)	(.37)	(.36)
Distributions from net realized gain	-	-	(.35)	(.43)	(.55)
Distributions in excess of net realized gain	-	-	(.05)	-	-
Total distributions	(.38)	(.50)	(.87)	(.80)	(.91)
Net asset value, end of period	$ 12.11	$ 13.66	$ 14.39	$ 15.94	$ 16.07
Total Return A, B	(8.75)%	(1.72)%	(4.38)%	4.43%	17.27%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.67%	.68%	.67%	.70%
Expenses net of voluntary waivers, if any	.67%	.67%	.68%	.67%	.70%
Expenses net of all reductions	.65%	.65%	.66%	.66%	.69%
Net investment income (loss)	2.74%	3.01%	3.08%	2.77%	2.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,019	$ 25,455	$ 27,563	$ 27,054	$ 9,562
Portfolio turnover rate	134%	126%	126%	108%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.61	$ 14.37	$ 15.59
Income from Investment Operations
Net investment income (loss) E	.32	.38	.40
Net realized and unrealized gain (loss)	(1.51)	(.63)	(.75)
Total from investment operations	(1.19)	(.25)	(.35)
Distributions from net investment income	(.37)	(.51)	(.47)
Distributions from net realized gain	-	-	(.35)
Distributions in excess of net realized gain	-	-	(.05)
Total distributions	(.37)	(.51)	(.87)
Net asset value, end of period	$ 12.05	$ 13.61	$ 14.37
Total Return B, C, D	(8.93)%	(1.87)%	(2.37)%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.83%	.85% A
Expenses net of voluntary waivers, if any	.83%	.83%	.85% A
Expenses net of all reductions	.81%	.81%	.83% A
Net investment income (loss)	2.58%	2.85%	2.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,577	$ 16,798	$ 4,797
Portfolio turnover rate	134%	126%	126%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Service Class	-16.69%	0.61%	4.84%
S&P 500®	-22.10%	-0.59%	4.09%
Variable Annuity Growth & Income Funds Average	-20.11%	-0.58%	n/a*
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	n/a

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class on December 31, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Louis Salemy, Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the one-year period that ended December 31, 2002, the fund outperformed both the Standard & Poor's 500 Index, which fell 22.10%, and the variable annuity growth & income funds average tracked by Lipper Inc., which dropped 20.11%.

Q. How did the fund beat its benchmarks in this difficult market?

A. It was more about missing a lot of the disasters than it was hitting home runs. To begin with, I maintained very little exposure to the downturn in technology stocks, which helped a lot. To me, the earnings expectations and valuations of tech firms were still too high, given a backdrop of weak capital spending and no major breakthrough technologies, such as the Internet, to drive another growth wave. While such prominent hardware names as Intel, IBM and Texas Instruments rallied with the rest of the sector during the fourth quarter, not owning them for the year was quite positive overall versus the index. Also key was avoiding other groups plagued by overcapacity, such as utilities, as well as owning the right telecommunication services stocks - namely wireless provider Nextel.

Q. What other strategies were helpful to performance?

A. It was tough finding many solid companies that were attractively priced and had good sustainable earnings growth. That said, I held more-concentrated positions in a mix of both cyclical and stable-growth stocks that I felt could help us do well in any economic environment. In addition, I maintained an above-average weighting in cash, which helped shelter us somewhat from falling equity markets. On the cyclical side, I avoided poor-performing traditional value names and instead used price declines to become more aggressive in such brokerage houses as Morgan Stanley and Merrill Lynch, which stood to benefit from an economic recovery. While we were early with these stocks, as capital markets activity remained weak, they still held up relatively well due to improved profit margins and earnings power.

Q. How did the fund's stable-growth stocks perform?

A. This part of the fund worked well. We benefited in consumer discretionary by owning good growth stories in media, most notably advertising company Omnicom Group and satellite TV provider EchoStar Communications. Raising exposure to select consumer staples - including Gillette - also paid off, as did our emphasis on some defensive financials.

Q. What moves disappointed?

A. One part of my cyclical strategy that didn't pan out was the fund's holdings in regional Bell operating company BellSouth, which suffered despite the solid management of its business during the economic downturn. Additionally, while we missed the period's biggest blowup, WorldCom, we did own a couple of stocks that suffered from corporate scandals and credit-quality downgrades, namely Tyco International and Adelphia Communications, both of which I've since sold. The fund's positioning in health care also detracted, as we held poor-performing biotechnology stock Amgen, while not owning many of the large-cap pharmaceutical stocks that bounced back on faster new drug approvals. While I was concerned about the growth outlook for drug stocks, the same was true for regional banks. However, not having enough banks in the portfolio hurt, as the group benefited from lower interest rates and better credit-risk management. Finally, Home Depot was a laggard on the retailing front, while Microsoft - the only tech stock I overweighted during the period - detracted despite being one of the few large-cap tech companies whose earnings didn't disappoint.

Q. What's your outlook, Louis?

A. I'm still cautious, as valuations in several industries are now less attractive following the recent run-up in the market. The ability of many companies - particularly within technology and health care - to grow their earnings going forward also remains a challenge. Paralysis in the capital markets has cast a pall over the entire economy, making it difficult for many firms to refinance and pay down debt, or even fund their businesses. We'll need to see some improvement here before the economy can begin growing again. Until then, I'll try to manage the fund for any economic environment through a balance of growth cyclicals and "Steady Eddies" that I feel can consistently increase their earnings power over time.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of December 31, 2002, more than
$1.0 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	5.2
Omnicom Group, Inc.	5.0
Morgan Stanley	4.8
Merrill Lynch & Co., Inc.	4.4
BellSouth Corp.	4.2
23.6
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	22.7
Consumer Discretionary	21.3
Consumer Staples	11.2
Telecommunication Services	8.7
Industrials	7.1
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks	81.2%
Bonds	3.1%
Short-Term Investments and Net Other Assets	15.7%

* Foreign investments	0.7%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 81.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 19.6%
Media - 12.0%
Comcast Corp. Class A (special) (a)	323,100	$ 7,298,829
E.W. Scripps Co. Class A	252,100	19,399,095
EchoStar Communications Corp. Class A (a)	1,543,200	34,351,632
Omnicom Group, Inc.	797,200	51,499,120
Pegasus Communications Corp. Class A (a)	1,415,100	1,853,781
Walt Disney Co.	571,600	9,322,796
		123,725,253
Multiline Retail - 5.3%
Kohl's Corp. (a)	345,800	19,347,510
Wal-Mart Stores, Inc.	694,800	35,094,348
		54,441,858
Specialty Retail - 1.6%
Hollywood Entertainment Corp. (a)	533,800	8,060,380
Home Depot, Inc.	364,200	8,726,232
		16,786,612
Textiles Apparel & Luxury Goods - 0.7%
Liz Claiborne, Inc.	234,900	6,964,785
TOTAL CONSUMER DISCRETIONARY		201,918,508
CONSUMER STAPLES - 11.2%
Beverages - 1.0%
The Coca-Cola Co.	233,500	10,231,970
Food & Drug Retailing - 0.9%
Walgreen Co.	319,400	9,323,286
Food Products - 0.8%
McCormick & Co., Inc. (non-vtg.)	357,100	8,284,720
Household Products - 2.3%
Colgate-Palmolive Co.	235,600	12,352,508
Kimberly-Clark Corp.	229,500	10,894,365
		23,246,873
Personal Products - 5.2%
Gillette Co.	1,757,500	53,357,699
Tobacco - 1.0%
Philip Morris Companies, Inc.	259,160	10,503,755
TOTAL CONSUMER STAPLES		114,948,303
ENERGY - 2.8%
Oil & Gas - 2.8%
Exxon Mobil Corp.	815,856	28,506,009
FINANCIALS - 22.7%
Banks - 4.7%
Bank One Corp.	174,400	6,374,320
Wells Fargo & Co.	894,400	41,920,528
		48,294,848

	Shares	Value (Note 1)
Diversified Financials - 14.6%
Fannie Mae	265,300	$ 17,066,749
Freddie Mac	575,532	33,985,165
Goldman Sachs Group, Inc.	67,000	4,562,700
Merrill Lynch & Co., Inc.	1,201,500	45,596,925
Morgan Stanley	1,247,900	49,816,168
		151,027,707
Insurance - 3.4%
Allstate Corp.	244,500	9,044,055
American International Group, Inc.	346,005	20,016,389
PartnerRe Ltd.	109,500	5,674,290
		34,734,734
TOTAL FINANCIALS		234,057,289
HEALTH CARE - 5.5%
Biotechnology - 1.6%
Amgen, Inc. (a)	337,500	16,314,750
Health Care Equipment & Supplies - 0.8%
Advanced Medical Optics, Inc. (a)	1	12
Medtronic, Inc.	190,300	8,677,680
		8,677,692
Pharmaceuticals - 3.1%
Allergan, Inc.	123,100	7,093,022
Bristol-Myers Squibb Co.	105,200	2,435,380
Pfizer, Inc.	718,700	21,970,659
		31,499,061
TOTAL HEALTH CARE		56,491,503
INDUSTRIALS - 7.1%
Aerospace & Defense - 1.7%
Lockheed Martin Corp.	111,700	6,450,675
Northrop Grumman Corp.	79,300	7,692,100
United Technologies Corp.	56,600	3,505,804
		17,648,579
Airlines - 0.5%
Mesaba Holdings, Inc. (a)	421,100	2,577,132
Southwest Airlines Co.	173,600	2,413,040
		4,990,172
Building Products - 0.5%
American Standard Companies, Inc. (a)	78,500	5,584,490
Commercial Services & Supplies - 1.4%
Avery Dennison Corp.	66,400	4,055,712
First Data Corp.	294,500	10,428,245
		14,483,957
Industrial Conglomerates - 3.0%
General Electric Co.	1,252,700	30,503,245
TOTAL INDUSTRIALS		73,210,443
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 5.0%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	893,200	$ 11,700,920
Nokia Corp. sponsored ADR	27,000	418,500
		12,119,420
Computers & Peripherals - 0.1%
Lexmark International, Inc. Class A (a)	13,500	816,750
Software - 3.7%
Microsoft Corp. (a)	739,900	38,252,830
TOTAL INFORMATION TECHNOLOGY		51,189,000
MATERIALS - 0.0%
Chemicals - 0.0%
Praxair, Inc.	2,300	132,871
Containers & Packaging - 0.0%
Ball Corp.	6	307
TOTAL MATERIALS		133,178
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 6.8%
BellSouth Corp.	1,680,600	43,477,122
SBC Communications, Inc.	409,130	11,091,514
Verizon Communications, Inc.	402,400	15,593,000
		70,161,636
Wireless Telecommunication Services - 0.5%
Nextel Communications, Inc. Class A (a)	429,900	4,965,345
TOTAL TELECOMMUNICATION SERVICES		75,126,981
TOTAL COMMON STOCKS (Cost $952,641,235)		835,581,214
Corporate Bonds - 3.1%
	Principal Amount
Convertible Bonds - 1.7%
CONSUMER DISCRETIONARY - 1.7%
Media - 1.7%
EchoStar Communications Corp.:
5.75% 5/15/08 (c)	$ 18,830,000	17,041,150
5.75% 5/15/08	300,000	273,000
		17,314,150

	Principal Amount	Value (Note 1)
Nonconvertible Bonds - 1.4%
TELECOMMUNICATION SERVICES - 1.4%
Wireless Telecommunication Services - 1.4%
Nextel Communications, Inc.:
9.375% 11/15/09	$ 8,080,000	$ 7,312,400
9.5% 2/1/11	7,525,000	6,772,500
		14,084,900
TOTAL CORPORATE BONDS (Cost $30,161,828)		31,399,050
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (Cost $1,499,424)	1,500,000	1,499,676
Money Market Funds - 15.5%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $160,030,333)	160,030,333	160,030,333
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $1,144,332,820)		1,028,510,273
NET OTHER ASSETS - 0.1%		663,213
NET ASSETS - 100%		$ 1,029,173,486
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,041,150 or 1.7% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $405,999,716 and $412,767,717, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27,358 for the period.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $156,531,000 of which $49,149,000 and $107,382,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $1,144,332,820) - See accompanying schedule		$ 1,028,510,273
Receivable for fund shares sold		296,078
Dividends receivable		979,582
Interest receivable		722,617
Other receivables		5,404
Total assets		1,030,513,954

Liabilities
Payable for fund shares redeemed	$ 775,135
Accrued management fee	422,728
Distribution fees payable	50,309
Other payables and accrued expenses	92,296
Total liabilities		1,340,468

Net Assets		$ 1,029,173,486
Net Assets consist of:
Paid in capital		$ 1,292,053,884
Undistributed net investment income		13,960,647
Accumulated undistributed net realized gain (loss) on investments		(161,018,498)
Net unrealized appreciation (depreciation) on investments		(115,822,547)
Net Assets		$ 1,029,173,486

Initial Class: Net Asset Value, offering price and redemption price per share ($638,123,763 ÷ 58,752,003 shares)		$ 10.86

Service Class: Net Asset Value, offering price and redemption price per share ($250,160,114 ÷ 23,167,805 shares)		$ 10.80

Service Class 2: Net Asset Value, offering price and redemption price per share ($140,889,609 ÷ 13,131,919 shares)		$ 10.73

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 12,546,729
Interest		8,502,499
Security lending		4,636
Total income		21,053,864

Expenses
Management fee	$ 5,399,250
Transfer agent fees	773,176
Distribution fees	532,749
Accounting and security lending fees	282,366
Non-interested trustees' compensation	4,032
Custodian fees and expenses	16,588
Audit	31,741
Legal	13,641
Reports to shareholders	100,808
Miscellaneous	8,375
Total expenses before reductions	7,162,726
Expense reductions	(142,132)	7,020,594
Net investment income (loss)		14,033,270
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(97,687,550)
Futures contracts	(8,266,772)
Total net realized gain (loss)		(105,954,322)
Change in net unrealized appreciation (depreciation) on: Investment securities	(122,151,854)
Futures contracts	(1,067,223)
Total change in net unrealized appreciation (depreciation)		(123,219,077)
Net gain (loss)		(229,173,399)
Net increase (decrease) in net assets resulting from operations		$ (215,140,129)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,033,270	$ 15,617,953
Net realized gain (loss)	(105,954,322)	(55,343,155)
Change in net unrealized appreciation (depreciation)	(123,219,077)	(73,235,701)
Net increase (decrease) in net assets resulting from operations	(215,140,129)	(112,960,903)
Distributions to shareholders from net investment income	(15,060,404)	(15,500,793)
Distributions to shareholders from net realized gain	-	(50,237,278)
Total distributions	(15,060,404)	(65,738,071)
Share transactions - net increase (decrease)	8,584,266	192,076,906
Total increase (decrease) in net assets	(221,616,267)	13,377,932

Net Assets
Beginning of period	1,250,789,753	1,237,411,821
End of period (including undistributed net investment income of $13,960,647 and undistributed net investment income of $15,180,119, respectively)	$ 1,029,173,486	$ 1,250,789,753
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	5,547,232	3,741,835	8,546,664
Reinvested	858,112	262,919	83,941
Redeemed	(15,376,984)	(2,273,174)	(1,333,545)
Net increase (decrease)	(8,971,640)	1,731,580	7,297,060
Dollars
Sold	$ 65,703,944	$ 44,246,058	$ 98,819,591
Reinvested	10,743,568	3,275,965	1,040,871
Redeemed	(175,367,574)	(25,009,314)	(14,868,843)
Net increase (decrease)	$ (98,920,062)	$ 22,512,709	$ 84,991,619

Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	8,754,467	7,628,976	5,096,985
Reinvested	3,712,724	812,593	60,117
Redeemed	(11,004,137)	(1,028,965)	(181,025)
Net increase (decrease)	1,463,054	7,412,604	4,976,077
Dollars
Sold	$ 118,081,480	$ 102,324,030	$ 66,757,918
Reinvested	53,277,595	11,603,819	856,657
Redeemed	(145,071,678)	(13,471,861)	(2,281,054)
Net increase (decrease)	$ 26,287,397	$ 100,455,988	$ 65,333,521

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,743,568	$ 3,275,965	$ 1,040,871
From net realized gain	-	-	-
Total	$ 10,743,568	$ 3,275,965	$ 1,040,871
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 12,653,429	$ 2,643,908	$ 203,456
From net realized gain	40,624,166	8,959,911	653,201
Total	$ 53,277,595	$ 11,603,819	$ 856,657

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.19	$ 15.26	$ 17.30	$ 16.15	$ 12.53
Income from Investment Operations
Net investment income (loss) C	.15	.18	.20	.18	.15
Net realized and unrealized gain (loss)	(2.32)	(1.45)	(.81)	1.27	3.54
Total from investment operations	(2.17)	(1.27)	(.61)	1.45	3.69
Distributions from net investment income	(.16)	(.19)	(.19)	(.10)	-
Distributions from net realized gain	-	(.61)	(1.24)	(.20)	(.07)
Total distributions	(.16)	(.80)	(1.43)	(.30)	(.07)
Net asset value, end of period	$ 10.86	$ 13.19	$ 15.26	$ 17.30	$ 16.15
Total Return A,B	(16.61)%	(8.75)%	(3.62)%	9.17%	29.59%
Ratios to Average Net Assets D
Expenses before expense reductions	.59%	.58%	.58%	.60%	.61%
Expenses net of voluntary waivers, if any	.59%	.58%	.58%	.60%	.61%
Expenses net of all reductions	.58%	.56%	.57%	.59%	.60%
Net investment income (loss)	1.30%	1.34%	1.26%	1.08%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 638,124	$ 893,359	$ 1,011,393	$ 1,259,396	$ 1,141,806
Portfolio turnover rate	43%	58%	72%	58%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.12	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Income from Investment Operations
Net investment income (loss) C	.14	.16	.18	.16	.15
Net realized and unrealized gain (loss)	(2.31)	(1.44)	(.80)	1.27	3.50
Total from investment operations	(2.17)	(1.28)	(.62)	1.43	3.65
Distributions from net investment income	(.15)	(.18)	(.19)	(.10)	-
Distributions from net realized gain	-	(.61)	(1.24)	(.20)	(.07)
Total distributions	(.15)	(.79)	(1.43)	(.30)	(.07)
Net asset value, end of period	$ 10.80	$ 13.12	$ 15.19	$ 17.24	$ 16.11
Total Return A,B	(16.69)%	(8.85)%	(3.69)%	9.06%	29.27%
Ratios to Average Net Assets D
Expenses before expense reductions	.69%	.68%	.69%	.70%	.71%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.70%	.71%
Expenses net of all reductions	.68%	.66%	.68%	.69%	.70%
Net investment income (loss)	1.20%	1.24%	1.16%	.98%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 250,160	$ 281,194	$ 212,994	$ 95,600	$ 18,375
Portfolio turnover rate	43%	58%	72%	58%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 15.17	$ 16.94
Income from Investment Operations
Net investment income (loss) E	.12	.14	.15
Net realized and unrealized gain (loss)	(2.30)	(1.44)	(.49)
Total from investment operations	(2.18)	(1.30)	(.34)
Distributions from net investment income	(.16)	(.19)	(.19)
Distributions from net realized gain	-	(.61)	(1.24)
Total distributions	(.16)	(.80)	(1.43)
Net asset value, end of period	$ 10.73	$ 13.07	$ 15.17
Total Return B,C,D	(16.84)%	(9.01)%	(2.11)%
Ratios to Average Net Assets G
Expenses before expense reductions	.85%	.84%	.85% A
Expenses net of voluntary waivers, if any	.85%	.84%	.85% A
Expenses net of all reductions	.84%	.82%	.84% A
Net investment income (loss)	1.05%	1.08%	1.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,890	$ 76,237	$ 13,025
Portfolio turnover rate	43%	58%	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth Opportunities - Service Class	-21.92%	-6.42%	4.86%
S&P 500 ®	-22.10%	-0.59%	10.31%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	n/a*
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Service Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform, Bettina?

A. For the 12-month period ending December 31, 2002, the fund slightly outperformed the Standard & Poor's 500 Index, which fell 22.10% for the year, and it soundly beat the 25.44% decline of the variable annuity growth funds average tracked by Lipper Inc. Against the backdrop of three straight years of declines for the equity market, this performance reflects a subpar return on an absolute basis, although the fund did beat the performance of its benchmarks.

Q. As you mentioned, the stock market has struggled for nearly three years now. What was your approach entering the period, and what were your successes and disappointments?

A. Obviously, the overriding disappointment was the fund's negative return. While I outperformed my competitors, reporting an absolute loss for another year is disheartening. In hindsight, the fund's move toward a defensive stance reflecting serious concerns about corporate profitability was right. Executing that strategy, however, proved to be much more difficult than anticipated, as traditionally defensive sectors - including health care and regional Bell operating companies (RBOCs) - had a dismal 12 months. Generally, the search for dependable earnings growers was a challenging proposition during the past year. Specifically, underweighting technology was a positive contributor to the fund's performance. Underweighting the RBOCs also worked out well. However, stock selection within pharmaceuticals proved to be one of the more disappointing ventures for the fund during the past year.

Q. With all the high-profile blow-ups of 2002 - including Tyco International and WorldCom, among others - did you manage to sidestep these land mines?

A. I avoided most of the disasters, but not all of them. Avoiding WorldCom, Electronic Data Systems (EDS) and Nortel was a definite plus, although I did buy some EDS late in the period after the stock had been beaten down to what I felt was an attractive valuation. With the October/November rally in tech, EDS actually was a positive contributor to the fund's absolute and relative return. Tyco, however, was in the portfolio when that story began to unravel. Despite the fact that I significantly reduced this position before the stock completely collapsed, Tyco took a heavy toll on the fund's performance. In addition to the headline-grabbing cases of corporate fraud, the past year will be remembered for the number of business models that failed due to lack of volume, increased pricing pressures and misaligned cost structures.

Q. What other stocks proved to be disappointments?

A. As I mentioned before, a number of the fund's drug holdings fared poorly. Wyeth's largest product franchise came under scrutiny as new studies raised concerns about negative side effects, thus raising questions about the company's earnings growth rate. Baxter failed to achieve its lofty earnings growth goals as one of its key markets slowed. Sepracor declined precipitously when the biotechnology firm encountered issues in its product pipeline. With biotech companies, the risk/reward is high, as you're betting on the future value of developments in the pipeline. If something falls out or gets delayed, as it did with Sepracor, it does incredible damage to the stock price. Lastly, Pfizer, the fund's third-largest holding at the end of the period, was a detractor, in part due to the pall cast over the entire pharmaceutical industry, but also because its plan to acquire Pharmacia was greeted less than enthusiastically by the market. The fund no longer holds Baxter or Sepracor.

Q. What stocks performed well?

A. Moving through the second quarter of this calendar year, the fund's media stocks started to perform better. The investment thesis for the media holdings was that, historically, advertising "spend" has grown well, with few down years, and that a rebound in advertising spend would result in strong earnings growth for the respective companies. In other words, media stocks appeared to be a good way to get some cyclical exposure for the fund. As it turned out, ad spend did pick up and the fund's media holdings, most notably Viacom and Fox Entertainment, were positive contributors to performance. Elsewhere, Forest Labs was one health care pick that worked based on the company's string of successful product introductions in 2002. Merrill Lynch was another winner, and one of several of the fund's stocks that did well in large part because of well-managed restructurings. Viacom, Gillette, Coca-Cola and Amazon.com also have made significant progress in improving their business models.

Q. What's your outlook, Bettina? Can we escape a fourth straight year of declines in the market?

A. I can't predict the future, but I do feel more optimistic about 2003. I think we're starting to see the signs that are typical of a cyclical bottom. Companies are restructuring, consumers are retrenching, capital spending appears to be bottoming, and merger and acquisition activity is picking up. Along with the slow earnings recovery that seemed to be underway at period end, these factors could make for a better year in 2003.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to provide capital growth

Start date: January 3, 1995

Size: as of December 31, 2002, more than
$633 million

Manager: Bettina Doulton, since 2000; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	3.9
Citigroup, Inc.	3.6
Pfizer, Inc.	3.0
Freddie Mac	3.0
The Coca-Cola Co.	2.8
16.3
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	16.7
Consumer Discretionary	16.3
Health Care	15.2
Information Technology	11.4
Consumer Staples	10.6
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	96.0%
Short-Term Investments and Net Other Assets	4.0%
* Foreign investments	4.3%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 86.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.3%
Hotels, Restaurants & Leisure - 0.8%
Marriott International, Inc. Class A	19,100	$ 627,817
McDonald's Corp.	25,900	416,472
Panera Bread Co. Class A (a)	31,100	1,082,591
Starwood Hotels & Resorts Worldwide, Inc. unit	139,000	3,299,860
		5,426,740
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (a)	115,500	2,181,795
Leisure Equipment & Products - 0.1%
Eastman Kodak Co.	20,100	704,304
Media - 8.9%
AOL Time Warner, Inc. (a)	466,700	6,113,770
Clear Channel Communications, Inc. (a)	75,500	2,815,395
Comcast Corp.:
Class A (a)	24,359	574,142
Class A (special) (a)	165,600	3,740,904
Fox Entertainment Group, Inc. Class A (a)	465,900	12,080,787
McGraw-Hill Companies, Inc.	6,400	386,816
Meredith Corp.	30,200	1,241,522
News Corp. Ltd. ADR	97,900	2,569,875
Omnicom Group, Inc.	35,500	2,293,300
Univision Communications, Inc. Class A (a)	202,400	4,958,800
Viacom, Inc.:
Class A (a)	21,800	889,658
Class B (non-vtg.) (a)	423,420	17,258,599
Walt Disney Co.	75,700	1,234,667
		56,158,235
Multiline Retail - 3.1%
Costco Wholesale Corp. (a)	65,700	1,843,542
JCPenney Co., Inc.	96,400	2,218,164
Kohl's Corp. (a)	112,600	6,299,970
Target Corp.	53,600	1,608,000
Wal-Mart Stores, Inc.	146,600	7,404,766
		19,374,442
Specialty Retail - 2.2%
Best Buy Co., Inc. (a)	35,500	857,325
Home Depot, Inc.	126,800	3,038,128
Lowe's Companies, Inc.	141,300	5,298,750
RadioShack Corp.	43,300	811,442
Staples, Inc. (a)	208,000	3,806,400
		13,812,045
Textiles Apparel & Luxury Goods - 0.9%
Adidas-Salomon AG	35,187	3,040,395
Coach, Inc. (a)	54,100	1,780,972
NIKE, Inc. Class B	20,100	893,847
		5,715,214
TOTAL CONSUMER DISCRETIONARY		103,372,775

	Shares	Value (Note 1)
CONSUMER STAPLES - 10.6%
Beverages - 3.5%
Pepsi Bottling Group, Inc.	43,600	$ 1,120,520
PepsiCo, Inc.	80,400	3,394,488
The Coca-Cola Co.	397,500	17,418,450
		21,933,458
Food Products - 1.0%
Dean Foods Co. (a)	95,000	3,524,500
Kraft Foods, Inc. Class A	23,300	907,069
The J.M. Smucker Co.	378	15,048
Tyson Foods, Inc. Class A	145,300	1,630,266
		6,076,883
Household Products - 0.7%
Colgate-Palmolive Co.	70,400	3,691,072
Procter & Gamble Co.	10,820	929,871
		4,620,943
Personal Products - 4.1%
Avon Products, Inc.	23,222	1,250,969
Gillette Co.	807,770	24,523,893
		25,774,862
Tobacco - 1.3%
Philip Morris Companies, Inc.	206,820	8,382,415
TOTAL CONSUMER STAPLES		66,788,561
ENERGY - 5.7%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	88,100	2,835,939
Cooper Cameron Corp. (a)	38,500	1,918,070
Helmerich & Payne, Inc.	25,200	703,332
Schlumberger Ltd. (NY Shares)	212,100	8,927,289
		14,384,630
Oil & Gas - 3.4%
BP PLC sponsored ADR	115,790	4,706,864
ChevronTexaco Corp.	61,100	4,061,928
ConocoPhillips	53,530	2,590,317
Exxon Mobil Corp.	301,400	10,530,916
		21,890,025
TOTAL ENERGY		36,274,655
FINANCIALS - 16.7%
Banks - 0.5%
Bank of America Corp.	30,600	2,128,842
Bank One Corp.	31,700	1,158,635
		3,287,477
Diversified Financials - 13.9%
American Express Co.	124,700	4,408,145
Charles Schwab Corp.	226,500	2,457,525
Citigroup, Inc.	651,107	22,912,455
Fannie Mae	196,200	12,621,546
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Freddie Mac	317,700	$ 18,760,185
Investment Technology Group, Inc. (a)	32,750	732,290
Lehman Brothers Holdings, Inc.	10,100	538,229
Merrill Lynch & Co., Inc.	291,300	11,054,835
Morgan Stanley	276,300	11,029,896
SLM Corp.	25,400	2,638,044
Stilwell Financial, Inc.	81,500	1,065,205
		88,218,355
Insurance - 2.3%
American International Group, Inc.	209,162	12,100,022
Aon Corp.	30,600	578,034
Travelers Property Casualty Corp.:
Class A	65,709	962,637
Class B (a)	60,423	885,197
		14,525,890
TOTAL FINANCIALS		106,031,722
HEALTH CARE - 15.2%
Biotechnology - 0.7%
Celgene Corp. (a)	48,900	1,049,883
IDEC Pharmaceuticals Corp. (a)	87,900	2,915,643
Vertex Pharmaceuticals, Inc. (a)	28,000	443,800
		4,409,326
Health Care Equipment & Supplies - 4.2%
Alcon, Inc.	98,400	3,881,880
Becton, Dickinson & Co.	159,800	4,904,262
Boston Scientific Corp. (a)	141,200	6,003,824
C.R. Bard, Inc.	44,200	2,563,600
Medtronic, Inc.	109,700	5,002,320
St. Jude Medical, Inc. (a)	81,980	3,256,246
Zimmer Holdings, Inc. (a)	29,550	1,226,916
		26,839,048
Health Care Providers & Services - 0.0%
Cardinal Health, Inc.	4,905	290,327
Pharmaceuticals - 10.3%
Abbott Laboratories	139,830	5,593,200
Allergan, Inc.	9,900	570,438
Barr Laboratories, Inc. (a)	29,300	1,907,137
Bristol-Myers Squibb Co.	41,400	958,410
Eli Lilly & Co.	50,200	3,187,700
Forest Laboratories, Inc. (a)	20,700	2,033,154
Johnson & Johnson	141,700	7,610,707
Merck & Co., Inc.	250,100	14,158,161
Novartis AG sponsored ADR	51,600	1,895,268
Pfizer, Inc.	626,093	19,139,663

	Shares	Value (Note 1)
Schering-Plough Corp.	121,600	$ 2,699,520
Wyeth	139,000	5,198,600
		64,951,958
TOTAL HEALTH CARE		96,490,659
INDUSTRIALS - 6.3%
Aerospace & Defense - 0.3%
Lockheed Martin Corp.	10,370	598,868
Northrop Grumman Corp.	10,300	999,100
		1,597,968
Air Freight & Logistics - 0.3%
FedEx Corp.	40,800	2,212,176
Airlines - 0.8%
Alaska Air Group, Inc. (a)	20,700	448,155
Delta Air Lines, Inc.	61,200	740,520
Southwest Airlines Co.	267,450	3,717,555
		4,906,230
Commercial Services & Supplies - 1.2%
First Data Corp.	113,700	4,026,117
Paychex, Inc.	107,023	2,985,942
Robert Half International, Inc. (a)	20,200	325,422
		7,337,481
Industrial Conglomerates - 2.9%
3M Co.	10,100	1,245,330
General Electric Co.	637,250	15,517,038
Tyco International Ltd.	100,800	1,721,664
		18,484,032
Machinery - 0.3%
Danaher Corp.	31,100	2,043,270
Road & Rail - 0.5%
CSX Corp.	34,290	970,750
Kansas City Southern (a)	70,900	850,800
Union Pacific Corp.	19,740	1,181,834
		3,003,384
TOTAL INDUSTRIALS		39,584,541
INFORMATION TECHNOLOGY - 11.4%
Communications Equipment - 2.3%
Cisco Systems, Inc. (a)	566,060	7,415,386
Juniper Networks, Inc. (a)	144,700	983,960
Motorola, Inc.	503,800	4,357,870
Nokia Corp. sponsored ADR	118,100	1,830,550
		14,587,766
Computers & Peripherals - 1.4%
Dell Computer Corp. (a)	288,500	7,714,490
EMC Corp. (a)	100,400	616,456
Hewlett-Packard Co.	41,300	716,968
		9,047,914
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	45,200	$ 811,792
Diebold, Inc.	24,400	1,005,768
		1,817,560
Internet Software & Services - 0.9%
Overture Services, Inc. (a)	25,800	704,598
Yahoo!, Inc. (a)	284,000	4,643,400
		5,347,998
IT Consulting & Services - 0.2%
Electronic Data Systems Corp.	61,700	1,137,131
Semiconductor Equipment & Products - 3.2%
Analog Devices, Inc. (a)	115,200	2,749,824
Applied Materials, Inc. (a)	78,200	1,018,946
Intel Corp.	234,310	3,648,207
KLA-Tencor Corp. (a)	8,600	304,182
LAM Research Corp. (a)	42,800	462,240
Marvell Technology Group Ltd. (a)	51,700	975,062
Micron Technology, Inc. (a)	103,100	1,004,194
National Semiconductor Corp. (a)	168,500	2,529,185
NVIDIA Corp. (a)	51,100	588,161
Teradyne, Inc. (a)	53,100	690,831
Texas Instruments, Inc.	334,700	5,023,847
Xilinx, Inc. (a)	74,100	1,526,460
		20,521,139
Software - 3.1%
Adobe Systems, Inc.	74,800	1,855,115
Microsoft Corp. (a)	316,900	16,383,730
Quest Software, Inc. (a)	46,718	481,663
VERITAS Software Corp. (a)	66,800	1,043,416
		19,763,924
TOTAL INFORMATION TECHNOLOGY		72,223,432
MATERIALS - 1.4%
Chemicals - 1.1%
Dow Chemical Co.	80,700	2,396,790
E.I. du Pont de Nemours & Co.	35,100	1,488,240
Monsanto Co.	31,000	596,750
Praxair, Inc.	38,700	2,235,699
		6,717,479
Metals & Mining - 0.3%
Alcoa, Inc.	90,300	2,057,034
TOTAL MATERIALS		8,774,513
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.2%
AT&T Corp.	15,060	393,217
BellSouth Corp.	204,100	5,280,067

	Shares	Value (Note 1)
SBC Communications, Inc.	74,760	$ 2,026,744
Verizon Communications, Inc.	165,900	6,428,625
		14,128,653
Wireless Telecommunication Services - 0.2%
Sprint Corp. - PCS Group Series 1 (a)	248,400	1,087,992
TOTAL TELECOMMUNICATION SERVICES		15,216,645
TOTAL COMMON STOCKS (Cost $567,134,571)		544,757,503
U.S. Treasury Obligations - 0.7%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.2% to 1.54% 1/9/03 to 2/27/03 (c) (Cost $4,396,924)	$ 4,400,000	4,397,648
Money Market Funds - 13.9%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	85,555,463	85,555,463
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	2,310,000	2,310,000
TOTAL MONEY MARKET FUNDS (Cost $87,865,463)		87,865,463
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $659,396,958)		637,020,614
NET OTHER ASSETS - (0.6)%		(3,741,382)
NET ASSETS - 100%		$ 633,279,232
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
288 S&P 500 Index Contracts	March 2003	$ 63,280,800	$ (1,963,685)
The face value of futures purchased as a percentage of net assets - 10.0%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $4,397,648.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $434,062,344 and $600,404,003, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $31,239 for the period.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $296,046,000 of which $30,553,000, $149,878,000 and $115,615,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $2,181,795) (cost $659,396,958) - See accompanying schedule		$ 637,020,614
Receivable for investments sold		1,372,833
Receivable for fund shares sold		75,056
Dividends receivable		722,355
Interest receivable		114,198
Receivable for daily variation on futures contracts		100,800
Other receivables		8,597
Total assets		639,414,453

Liabilities
Payable to custodian bank	$ 45,224
Payable for investments purchased	2,619,155
Payable for fund shares redeemed	747,212
Accrued management fee	319,295
Distribution fees payable	25,148
Other payables and accrued expenses	69,187
Collateral on securities loaned, at value	2,310,000
Total liabilities		6,135,221

Net Assets		$ 633,279,232
Net Assets consist of:
Paid in capital		$ 953,643,409
Undistributed net investment income		4,525,392
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(300,553,278)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(24,336,291)
Net Assets		$ 633,279,232

Initial Class: Net Asset Value, offering price and redemption price per share ($403,475,540 ÷ 34,442,948 shares)		$ 11.71

Service Class: Net Asset Value, offering price and redemption price per share ($188,317,575 ÷ 16,096,714 shares)		$ 11.70

Service Class 2: Net Asset Value, offering price and redemption price per share ($41,486,117 ÷ 3,565,562 shares)		$ 11.64

Statement of Operations

	Year ended December 31, 2002
Investment Income
Dividends		$ 9,244,701
Interest		1,294,838
Security lending		13,780
Total income		10,553,319

Expenses
Management fee	$ 4,583,230
Transfer agent fees	556,363
Distribution fees	341,811
Accounting and security lending fees	230,453
Non-interested trustees' compensation	2,877
Custodian fees and expenses	23,746
Audit	32,919
Legal	9,841
Miscellaneous	97,209
Total expenses before reductions	5,878,449
Expense reductions	(301,005)	5,577,444
Net investment income (loss)		4,975,875
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(112,122,160)
Foreign currency transactions	1,648
Futures contracts	(1,431,882)
Total net realized gain (loss)		(113,552,394)
Change in net unrealized appreciation (depreciation) on: Investment securities	(93,180,828)
Assets and liabilities in foreign currencies	7,957
Futures contracts	(1,963,685)
Total change in net unrealized appreciation (depreciation)		(95,136,556)
Net gain (loss)		(208,688,950)
Net increase (decrease) in net assets resulting from operations		$ (203,713,075)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,975,875	$ 8,185,900
Net realized gain (loss)	(113,552,394)	(149,504,018)
Change in net unrealized appreciation (depreciation)	(95,136,556)	(46,969,320)
Net increase (decrease) in net assets resulting from operations	(203,713,075)	(188,287,438)
Distributions to shareholders from net investment income	(8,515,304)	(4,056,791)
Share transactions - net increase (decrease)	(130,074,012)	(155,735,950)
Total increase (decrease) in net assets	(342,302,391)	(348,080,179)

Net Assets
Beginning of period	975,581,623	1,323,661,802
End of period (including undistributed net investment income of $4,525,392 and undistributed net investment income of $8,073,998, respectively)	$ 633,279,232	$ 975,581,623
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	4,073,344	2,148,249	2,793,837
Reinvested	418,938	154,434	23,984
Redeemed	(13,173,878)	(4,639,853)	(2,220,662)
Net increase (decrease)	(8,681,596)	(2,337,170)	597,159

Dollars Sold	$ 53,351,268	$ 28,729,746	$ 36,310,489
Reinvested	5,974,043	2,200,701	340,561
Redeemed	(170,612,111)	(58,753,780)	(27,614,929)
Net increase (decrease)	$ (111,286,800)	$ (27,823,333)	$ 9,036,121

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	9,904,497	3,240,124	2,152,732
Reinvested	181,161	44,864	5,704
Redeemed	(20,623,054)	(4,389,986)	(650,918)
Net increase (decrease)	(10,537,396)	(1,104,998)	1,507,518

Dollars Sold	$ 154,769,236	$ 50,526,723	$ 33,624,263
Reinvested	3,172,127	785,129	99,535
Redeemed	(321,562,633)	(67,420,661)	(9,729,669)
Net increase (decrease)	$ (163,621,270)	$ (16,108,809)	$ 23,994,129

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 5,974,042	$ 2,200,701	$ 340,561
From net realized gain	-	-	-
Total	$ 5,974,042	$ 2,200,701	$ 340,561

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 3,172,127	$ 785,129	$ 99,535
From net realized gain	-	-	-
Total	$ 3,172,127	$ 785,129	$ 99,535

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.13	$ 17.74	$ 23.15	$ 22.88	$ 19.27
Income from Investment Operations
Net investment income (loss) C	.09	.12	.06	.27	.26
Net realized and unrealized gain (loss)	(3.37)	(2.67)	(3.77)	.66	4.29
Total from investment operations	(3.28)	(2.55)	(3.71)	.93	4.55
Distributions from net investment income	(.14)	(.06)	(.29)	(.23)	(.21)
Distributions from net realized gain	-	-	(1.41)	(.43)	(.73)
Total distributions	(.14)	(.06)	(1.70)	(.66)	(.94)
Net asset value, end of period	$ 11.71	$ 15.13	$ 17.74	$ 23.15	$ 22.88
Total Return A, B	(21.84)%	(14.42)%	(17.07)%	4.27%	24.61%
Ratios to Average Net Assets D
Expenses before expense reductions	.70%	.69%	.68%	.69%	.71%
Expenses net of voluntary waivers, if any	.70%	.69%	.68%	.69%	.71%
Expenses net of all reductions	.66%	.67%	.66%	.68%	.70%
Net investment income (loss)	.68%	.79%	.31%	1.20%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 403,476	$ 652,493	$ 951,875	$ 1,541,587	$ 1,570,011
Portfolio turnover rate	60%	89%	117%	42%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.11	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Income from Investment Operations
Net investment income (loss)C	.08	.11	.04	.25	.23
Net realized and unrealized gain (loss)	(3.37)	(2.67)	(3.76)	.66	4.30
Total from investment operations	(3.29)	(2.56)	(3.72)	.91	4.53
Distributions from net investment income	(.12)	(.04)	(.28)	(.22)	(.21)
Distributions from net realized gain	-	-	(1.41)	(.43)	(.73)
Total distributions	(.12)	(.04)	(1.69)	(.65)	(.94)
Net asset value, end of period	$ 11.70	$ 15.11	$ 17.71	$ 23.12	$ 22.86
Total ReturnA,B	(21.92)%	(14.49)%	(17.13)%	4.18%	24.51%
Ratios to Average Net AssetsD
Expenses before expense reductions	.80%	.79%	.79%	.79%	.80%
Expenses net of voluntary waivers, if any	.80%	.79%	.79%	.79%	.80%
Expenses net of all reductions	.77%	.77%	.76%	.78%	.79%
Net investment income (loss)	.58%	.69%	.21%	1.09%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 188,318	$ 278,446	$ 345,960	$ 344,778	$ 149,496
Portfolio turnover rate	60%	89%	117%	42%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.04	$ 17.68	$ 22.70
Income from Investment Operations
Net investment income (loss) E	.05	.08	.01
Net realized and unrealized gain (loss)	(3.34)	(2.66)	(3.34)
Total from investment operations	(3.29)	(2.58)	(3.33)
Distributions from net investment income	(.11)	(.06)	(.28)
Distributions from net realized gain	-	-	(1.41)
Total distributions	(.11)	(.06)	(1.69)
Net asset value, end of period	$ 11.64	$ 15.04	$ 17.68
Total Return B, C,D	(22.01)%	(14.64)%	(15.74)%
Ratios to Average Net Assets G
Expenses before expense reductions	.97%	.95%	.95% A
Expenses net of voluntary waivers, if any	.97%	.95%	.95% A
Expenses net of all reductions	.94%	.93%	.93% A
Net investment income (loss)	.41%	.53%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,486	$ 44,643	$ 25,827
Portfolio turnover rate	60%	89%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Performance

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Service Class	10.20%	7.39%	7.25%
LB Aggregate Bond	10.26%	7.54%	7.51%
Variable Annuity Intermediate Investment Grade Debt Funds Average	8.61%	6.50%	6.79%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the Lehman Brothers® Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Investment Grade Bond Portfolio - Service Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Ford O'Neil, Portfolio Manager of Investment Grade Bond Portfolio

Q. How did the fund perform, Ford?

A. For the year ending December 31, 2002, the fund performed roughly in line with the Lehman Brothers Aggregate Bond Index, which returned 10.26%, and solidly outpaced the Lipper Inc. variable annuity intermediate investment grade debt funds average, which returned 8.61%.

Q. What drove investment-grade bonds during the past year?

A. It was a strong, albeit volatile period for bonds, which generally did well amid a favorable interest rate environment, spurred by sluggish economic growth, fears of deflation, lackluster corporate profits and slumping stock prices. Rates across the yield curve plunged to historically low levels during the first nine months of the year, as the prospects for Federal Reserve Board tightening diminished and concerns about corporate financial scandals and geopolitical unrest eroded investor confidence, sparking a strong flight to quality in government securities - namely Treasuries and agencies. Investors' aversion to riskier assets hurt corporate bonds, which also were plagued by widespread credit-quality downgrades. Yield spreads widened to record levels relative to Treasuries before they narrowed sharply during the fourth quarter in response to the Fed's half-point rate cut plus expectations for fiscal stimulus, an improved economic outlook and a stronger stock market. Mortgage securities performed well throughout the period despite increased volatility and higher prepayment activity, due to robust demand for high-quality, higher-yielding investments.

Q. Against this backdrop, what dictated fund results?

A. The fund's positioning in corporate bonds had the most influence on performance. While my decision to overweight corporates relative to the index rather than stronger-performing government issues curbed results for most of the year, it was a home run during the fourth quarter - particularly in November, one of the best months ever for corporates. Using the sector's volatility to our advantage and sticking with our investment process was key to our outperformance, as we generated strong excess returns by snapping up beaten-down BBB-rated telecommunications and media issues that rebounded strongly after we bought them in July and September. The fund fared reasonably well in corporates overall during the first three quarters of the period, which was important given the stiff headwind.

Q. What kept you in the ball game as corporates headed south?

A. Assuming a more conservative posture helped, given heightened credit risk and increased short-selling activity by institutional investors. Despite scaling back on corporates, security selection was the main driver of performance. While we weren't immune to troubled securities, good research, diversification and credit analysis - supported by thorough knowledge of company management teams - enabled us to own more of the right names, while avoiding several prominent issuers that were downgraded. This resource and information advantage helped us limit our downside versus the index and soundly beat our average Lipper peer. However, the fund was hurt by a few gas and electric utilities that stumbled badly, specifically those with unregulated subsidiaries engaged in energy trading and power production that were hampered by heavy debt and overcapacity. We offset some of these losses by overweighting strong-performing banks with solid balance sheets and scant credit problems.

Q. What can you tell us about your other key strategies?

A. Given how low interest rates had fallen, I decided to rotate some assets out of Treasuries, agencies and cash and into high-quality, higher-yielding mortgage and asset-backed securities based on their superior return potential. Although rates trended lower, the yield advantage gained from focusing on these sectors overwhelmed the rally in government bond prices. Moreover, while declining mortgage rates triggered another massive wave of mortgage refinancing during the summer, the fund benefited from my focus on securities with strong cash-flow protection characteristics that were less vulnerable to being prepaid. Newly issued current-coupon mortgages in the 4%-6% range helped performance, as did commercial mortgage-backed securities. With most of the market priced above par - or face value - holders of more seasoned, higher-coupon bonds experienced faster prepayments than anticipated, causing them to book a loss without the chance of gaining the additional interest income.

Q. What's your outlook?

A. I may consider purchasing additional corporate and mortgage securities when I feel the economic recovery is solidifying. At that point, a tighter monetary policy likely will ensue, which should cause short-term Treasury yields to rise, the curve to flatten, prepayment activity to slow, and corporates and mortgages to outperform - changes that could bode well for the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks as high a level of current income as
is consistent with the preservation of capital

Start date: December 5, 1988

Size: as of December 31, 2002, more than
$2.0 billion

Manager: Ford O'Neil, since 2001; joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investment Summary

Quality Diversification (% of fund's net assets)
As of December 31, 2002
U.S. Governments 55.3%
AAA 5.9%
AA 2.9%
A 13.4%
BBB 16.1%
BB and Below 2.0%
Short-Term Investments and Net Other Assets 4.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of December 31, 2002
Years	5.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	15.4
Telecommunication Services	3.6
Utilities	3.2
Consumer Discretionary	3.0
Industrials	2.0

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.4%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 2.9%
Auto Components - 0.3%
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	$ 4,645,000	$ 5,164,014
Media - 2.6%
AOL Time Warner, Inc.:
6.875% 5/1/12	7,141,000	7,541,639
7.7% 5/1/32	1,745,000	1,816,079
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	2,100,000	2,268,000
Comcast Cable Communications, Inc. 6.875% 6/15/09	5,000,000	5,319,465
Continental Cablevision, Inc.:
8.3% 5/15/06	810,000	877,463
9% 9/1/08	4,000,000	4,560,600
Cox Communications, Inc.:
7.125% 10/1/12	2,670,000	2,965,660
7.75% 11/1/10	3,700,000	4,214,134
News America Holdings, Inc. 7.75% 12/1/45	12,500,000	12,284,763
Shaw Communications, Inc. yankee 7.2% 12/15/11	2,000,000	1,729,374
TCI Communications, Inc. 9.8% 2/1/12	7,000,000	8,414,161
Time Warner, Inc. 8.18% 8/15/07	1,240,000	1,361,196
		53,352,534
TOTAL CONSUMER DISCRETIONARY		58,516,548
CONSUMER STAPLES - 0.9%
Food & Drug Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	2,285,000	2,504,723
Food Products - 0.2%
ConAgra Foods, Inc. 6.75% 9/15/11	3,870,000	4,400,805
Tobacco - 0.6%
Philip Morris Companies, Inc.:
7% 7/15/05	1,500,000	1,629,248
7.65% 7/1/08	5,000,000	5,767,245
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 6/1/07	2,205,000	2,300,529
7.75% 5/15/06	1,570,000	1,712,000
		11,409,022
TOTAL CONSUMER STAPLES		18,314,550

	Principal Amount	Value (Note 1)
ENERGY - 0.5%
Oil & Gas - 0.5%
Duke Energy Field Services LLC 7.875% 8/16/10	$ 4,000,000	$ 4,233,292
Pemex Project Funding Master Trust:
7.375% 12/15/14 (c)	4,500,000	4,612,500
7.875% 2/1/09 (c)	1,200,000	1,290,000
The Coastal Corp. 7.75% 10/15/35	1,355,000	894,300
		11,030,092
FINANCIALS - 14.9%
Banks - 2.3%
Bank of America Corp. 4.75% 10/15/06	2,035,000	2,153,590
Bank of Montreal 6.1% 9/15/05	3,000,000	3,242,571
Bank One Corp. 6.5% 2/1/06	1,245,000	1,375,256
BankBoston Corp. 6.625% 12/1/05	4,420,000	4,838,777
Capital One Bank:
6.5% 7/30/04	2,763,000	2,702,192
6.875% 2/1/06	1,200,000	1,160,942
First Union Corp. 7.55% 8/18/05	1,055,000	1,188,691
Fleet Financial Group, Inc. 7.125% 4/15/06	980,000	1,085,504
FleetBoston Financial Corp. 7.25% 9/15/05	1,695,000	1,876,836
HSBC Holdings PLC 5.25% 12/12/12	1,500,000	1,537,469
Korea Development Bank 7.375% 9/17/04	1,320,000	1,428,101
MBNA Corp.:
6.25% 1/17/07	1,905,000	1,988,635
6.34% 6/2/03	350,000	355,704
7.5% 3/15/12	3,005,000	3,230,630
Merita Bank Ltd. yankee 6.5% 1/15/06	1,500,000	1,633,305
PNC Funding Corp. 5.75% 8/1/06	4,440,000	4,752,811
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (e)	1,750,000	2,025,487
8.817% 3/31/49	1,640,000	1,840,674
Union Planters Corp. 6.75% 11/1/05	400,000	439,853
Washington Mutual Bank 6.875% 6/15/11	3,000,000	3,363,843
Washington Mutual, Inc. 5.625% 1/15/07	3,955,000	4,232,416
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	900,000	1,071,031
		47,524,318
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - 11.1%
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	$ 625,000	$ 685,151
Alliance Capital Management LP 5.625% 8/15/06	2,475,000	2,605,381
American General Finance Corp. 5.875% 7/14/06	5,400,000	5,812,857
Amvescap PLC yankee 6.6% 5/15/05	5,100,000	5,504,818
Associates Corp. of North America 6% 7/15/05	2,500,000	2,696,393
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	1,100,000	1,254,514
Capital One Financial Corp.:
7.125% 8/1/08	1,290,000	1,194,659
7.25% 5/1/06	5,000,000	4,799,060
CIT Group, Inc.:
5.5% 2/15/04	500,000	511,292
7.75% 4/2/12	4,125,000	4,633,010
Citigroup, Inc. 5.625% 8/27/12	3,600,000	3,785,335
Countrywide Home Loans, Inc.:
5.5% 8/1/06	4,500,000	4,784,873
5.5% 2/1/07	2,500,000	2,654,390
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	2,000,000	2,141,956
6.5% 1/15/12	1,520,000	1,624,514
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	315,000	314,674
7.92% 5/18/12	3,700,000	3,085,323
Deutsche Telekom International Finance BV:
8.25% 6/15/05	4,000,000	4,373,624
8.75% 6/15/30	10,750,000	12,417,873
Ford Motor Credit Co.:
5.8% 1/12/09	5,065,000	4,697,757
6.5% 1/25/07	4,710,000	4,652,156
6.875% 2/1/06	4,600,000	4,608,059
7.875% 6/15/10	3,500,000	3,521,924
General Electric Capital Corp. 6% 6/15/12	8,045,000	8,685,985

	Principal Amount	Value (Note 1)
General Motors Acceptance Corp.:
6.75% 1/15/06	$ 4,660,000	$ 4,825,994
7.5% 7/15/05	500,000	526,543
7.75% 1/19/10	5,650,000	5,914,929
Goldman Sachs Group, Inc.:
5.7% 9/1/12	2,935,000	3,066,195
6.6% 1/15/12	4,925,000	5,442,100
Household Finance Corp.:
6.375% 10/15/11	5,290,000	5,530,732
6.375% 11/27/12	2,635,000	2,750,761
6.5% 1/24/06	605,000	644,278
6.75% 5/15/11	4,000,000	4,264,756
7% 5/15/12	840,000	920,043
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	9,640,000	11,856,410
ING Capital Funding Trust III 8.439% 12/31/10	2,050,000	2,383,814
J.P. Morgan Chase & Co.:
5.35% 3/1/07	2,415,000	2,554,587
5.625% 8/15/06	1,065,000	1,139,317
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	1,425,000	1,558,005
6.625% 1/18/12	7,500,000	8,301,225
Mellon Funding Corp. 7.5% 6/15/05	5,650,000	6,342,583
Merrill Lynch & Co., Inc. 4% 11/15/07	7,475,000	7,551,275
Morgan Stanley 6.6% 4/1/12	5,695,000	6,311,865
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	3,970,000	4,172,847
NiSource Finance Corp.:
7.625% 11/15/05	3,745,000	3,911,495
7.875% 11/15/10	4,360,000	4,791,758
Petronas Capital Ltd. 7% 5/22/12 (c)	12,280,000	13,500,325
Popular North America, Inc. 6.125% 10/15/06	3,235,000	3,500,412
Sprint Capital Corp.:
6.875% 11/15/28	2,040,000	1,642,200
7.125% 1/30/06	1,480,000	1,465,200
TCI Communications Financing III 9.65% 3/31/27	1,500,000	1,380,248
TXU Eastern Funding yankee 6.75% 5/15/09 (a)	785,000	74,575
Verizon Global Funding Corp.:
7.25% 12/1/10	5,500,000	6,250,926
7.375% 9/1/12	2,335,000	2,686,509
Verizon Wireless Capital LLC 5.375% 12/15/06	8,850,000	9,245,471
		225,552,956
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Insurance - 0.3%
MetLife, Inc. 5.375% 12/15/12	$ 800,000	$ 826,404
Principal Life Global Funding I:
5.125% 6/28/07 (c)	3,000,000	3,162,141
6.25% 2/15/12 (c)	1,350,000	1,430,988
		5,419,533
Real Estate - 1.2%
Arden Realty LP 7% 11/15/07	5,000,000	5,432,100
AvalonBay Communities, Inc. 5% 8/1/07	2,315,000	2,330,263
Boston Properties, Inc. 6.25% 1/15/13 (c)	3,000,000	3,046,200
Cabot Industrial Property LP 7.125% 5/1/04	1,430,000	1,486,890
CenterPoint Properties Trust 6.75% 4/1/05	510,000	548,849
Duke Realty LP 7.3% 6/30/03	1,500,000	1,535,541
EOP Operating LP:
6.5% 1/15/04	1,610,000	1,663,112
6.625% 2/15/05	4,500,000	4,770,617
ERP Operating LP 7.1% 6/23/04	1,000,000	1,057,852
Mack-Cali Realty LP 7.75% 2/15/11	2,700,000	3,037,883
ProLogis Trust 6.7% 4/15/04	460,000	479,195
		25,388,502
TOTAL FINANCIALS		303,885,309
INDUSTRIALS - 1.9%
Aerospace & Defense - 0.8%
Lockheed Martin Corp. 8.2% 12/1/09	2,000,000	2,471,616
Raytheon Co.:
5.5% 11/15/12	1,500,000	1,521,546
5.7% 11/1/03	1,800,000	1,835,426
8.2% 3/1/06	9,400,000	10,561,144
		16,389,732
Airlines - 0.0%
Delta Air Lines, Inc. equipment trust certificates 8.54% 1/2/07	317,398	231,812
Industrial Conglomerates - 0.5%
Tyco International Group SA yankee 6.75% 2/15/11	11,000,000	10,395,000

	Principal Amount	Value (Note 1)
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	$ 3,000,000	$ 3,124,890
CSX Corp. 7.95% 5/1/27	4,000,000	4,907,684
Norfolk Southern Corp. 7.25% 2/15/31	2,800,000	3,254,821
		11,287,395
TOTAL INDUSTRIALS		38,303,939
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.2%
Motorola, Inc.:
6.75% 2/1/06	2,000,000	2,070,000
8% 11/1/11	1,685,000	1,743,975
		3,813,975
Computers & Peripherals - 0.3%
Hewlett-Packard Co. 6.5% 7/1/12	4,805,000	5,332,632
TOTAL INFORMATION TECHNOLOGY		9,146,607
MATERIALS - 0.2%
Metals & Mining - 0.1%
Falconbridge Ltd. yankee 7.35% 6/5/12	1,900,000	1,968,153
Paper & Forest Products - 0.1%
Weyerhaeuser Co. 6.75% 3/15/12	1,675,000	1,826,316
TOTAL MATERIALS		3,794,469
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.9%
AT&T Corp.:
6.5% 3/15/13	7,080,000	7,102,139
7.8% 11/15/11	1,915,000	2,093,106
Cable & Wireless Optus Finance Property Ltd. 8.125% 6/15/09 (c)	1,700,000	1,918,049
Citizens Communications Co. 8.5% 5/15/06	7,750,000	8,582,311
France Telecom SA 9.25% 3/1/11	7,700,000	8,903,279
Koninklijke KPN NV yankee 8% 10/1/10	9,500,000	11,125,213
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	965,000	1,021,715
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Europe BV 7.75% 9/15/10	$ 5,000,000	$ 5,780,075
Telefonos de Mexico SA de CV 8.25% 1/26/06	3,500,000	3,832,500
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09 (a)	2,858,000	64,305
7.7% 7/20/29 (a)	1,066,000	23,985
TELUS Corp. yankee:
7.5% 6/1/07	4,830,000	4,685,100
8% 6/1/11	3,150,000	3,024,000
Verizon New York, Inc. 7.375% 4/1/32	1,570,000	1,815,509
		59,971,286
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc.:
7.35% 3/1/06	1,500,000	1,545,000
7.875% 3/1/11	4,250,000	4,271,250
8.75% 3/1/31	3,455,000	3,385,900
Cingular Wireless LLC 5.625% 12/15/06	2,000,000	2,102,728
		11,304,878
TOTAL TELECOMMUNICATION SERVICES		71,276,164
UTILITIES - 3.1%
Electric Utilities - 1.8%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (c)	4,300,000	2,752,000
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	1,500,000	1,305,000
7.05% 12/11/07 (c)	3,000,000	2,700,000
Constellation Energy Group, Inc.:
6.125% 9/1/09	330,000	337,448
7% 4/1/12	1,410,000	1,481,920
Detroit Edison Co. 6.125% 10/1/10	2,350,000	2,588,419
Dominion Resources, Inc. 6.25% 6/30/12	2,825,000	2,988,285
Duke Capital Corp. 6.75% 2/15/32	362,000	283,269
FirstEnergy Corp. 6.45% 11/15/11	2,930,000	2,914,890
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	325,000	294,091

	Principal Amount	Value (Note 1)
MidAmerican Energy Holdings, Inc.:
4.625% 10/1/07 (c)	$ 1,795,000	$ 1,804,745
5.875% 10/1/12 (c)	1,955,000	1,981,844
Monongahela Power Co. 5% 10/1/06	1,890,000	1,824,908
Oncor Electric Delivery Co. 6.375% 1/15/15 (c)	2,230,000	2,273,485
Public Service Co. of Colorado 7.875% 10/1/12 (c)	2,470,000	2,757,246
Reliant Energy Resources Corp. 8.125% 7/15/05	1,000,000	921,587
TECO Energy, Inc. 7% 5/1/12	9,125,000	7,665,000
TXU Corp. 6.375% 6/15/06	950,000	869,250
		37,743,387
Gas Utilities - 1.2%
Consolidated Natural Gas Co.:
5.375% 11/1/06	2,190,000	2,315,021
6.85% 4/15/11	445,000	496,761
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	1,740,000	1,951,020
7.3% 8/15/33	5,950,000	6,378,787
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	4,370,000	4,738,391
Sempra Energy 7.95% 3/1/10	345,000	393,393
Tennessee Gas Pipeline Co. 6% 12/15/11	6,115,000	5,136,600
Texas Eastern Transmission Corp.:
5.25% 7/15/07	805,000	826,806
7.3% 12/1/10	1,270,000	1,403,497
		23,640,276
Multi-Utilities & Unregulated Power - 0.1%
Williams Companies, Inc.:
7.125% 9/1/11	2,990,000	1,958,450
7.5% 1/15/31	1,105,000	690,625
		2,649,075
TOTAL UTILITIES		64,032,738
TOTAL NONCONVERTIBLE BONDS (Cost $545,082,285)		578,300,416
U.S. Government and Government Agency Obligations - 13.9%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 4.9%
Fannie Mae:
5% 1/15/07	$ 24,907,000	$ 26,998,067
5.125% 2/13/04	4,000,000	4,167,512
5.25% 4/15/07	21,980,000	24,063,396
Freddie Mac:
3.5% 9/15/07	19,750,000	20,161,412
3.75% 4/15/04	10,000	10,297
5.75% 3/15/09	4,300,000	4,828,565
5.75% 1/15/12	7,740,000	8,612,290
5.875% 3/21/11	7,205,000	7,901,659
6.25% 7/15/32	1,001,000	1,133,959
6.75% 3/15/31	1,479,000	1,768,752
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	997,057	1,117,711
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	1,778	1,834
Series 1993-D, 5.23% 5/15/05	4,255	4,470
Series 1994-A, 7.12% 4/15/06	3,831	4,124
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	3,738	4,061
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	1,176	1,181
Private Export Funding Corp. secured:
5.65% 3/15/03	20,250	20,365
6.86% 4/30/04	343,775	360,053
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		101,159,708
U.S. Treasury Obligations - 9.0%
U.S. Treasury Bonds:
6.25% 5/15/30	103,195,000	123,491,393
8% 11/15/21	890,000	1,240,090

	Principal Amount	Value (Note 1)
U.S. Treasury Notes:
3.375% 4/30/04	$ 6,000,000	$ 6,162,420
5.75% 11/15/05	7,016,000	7,755,697
6.5% 2/15/10	16,375,000	19,573,234
6.75% 5/15/05	22,100,000	24,638,914
TOTAL U.S. TREASURY OBLIGATIONS		182,861,748
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $273,496,417)		284,021,456
U.S. Government Agency - Mortgage Securities - 40.1%

Fannie Mae - 28.0%
5.5% 8/1/14 to 12/1/14	20,851,130	21,810,469
5.5% 1/1/18 to 1/14/33 (d)	176,327,376	181,135,227
6% 2/1/13 to 1/1/29	25,687,836	26,880,495
6% 1/1/33 (d)	92,018,237	95,181,364
6.5% 2/1/10 to 11/1/32	158,828,185	165,801,089
6.5% 1/1/33 to 1/14/33 (d)	54,467,825	56,731,644
7% 3/1/15 to 6/1/31	8,600,191	9,087,819
7.5% 7/1/07 to 11/1/31	14,091,792	15,005,338
8% 3/1/30	12,421	13,391
8.5% 3/1/25 to 6/1/25	8,765	9,514
TOTAL FANNIE MAE		571,656,350
Freddie Mac - 0.1%
8.5% 3/1/20 to 1/1/28	1,048,494	1,136,362
Government National Mortgage Association - 12.0%
6% 8/15/08 to 8/15/29	13,679,956	14,329,747
6% 1/1/33 (d)	45,925,601	47,805,680
6.5% 10/15/27 to 8/15/32	8,484,146	8,928,918
7% 1/15/28 to 7/15/32	139,609,900	148,062,317
7% 1/1/33 (d)	20,568,244	21,783,056
7.5% 3/15/06 to 10/15/28	3,130,170	3,354,172
8% 2/15/17	66,568	73,074
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		244,336,964
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $800,484,598)		817,129,676
Asset-Backed Securities - 3.1%
	Principal Amount	Value (Note 1)
American Express Credit Account Master Trust 6.1% 12/15/06	$ 1,500,000	$ 1,586,445
Capital One Master Trust 5.45% 3/16/09	4,000,000	4,322,040
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	686,820	707,013
5.07% 2/15/08	4,900,000	5,163,375
Citibank Credit Card Issuance Trust 4.1% 12/7/06	5,000,000	5,204,350
Discover Card Master Trust I 5.75% 12/15/08	7,000,000	7,659,614
Ford Credit Auto Owner Trust:
5.54% 12/15/05	1,400,000	1,463,476
5.71% 9/15/05	755,000	792,626
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	2,852,601	2,907,470
5.09% 10/18/06	1,640,000	1,710,061
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	4,875,000	5,224,629
JCPenney Master Credit Card Trust 5.5% 6/15/07	7,000,000	7,211,610
MBNA Credit Card Master Note Trust:
1.78% 1/15/09 (e)	12,100,000	12,051,836
5.75% 10/15/08	1,800,000	1,967,044
Railcar Trust 7.75% 6/1/04	211,120	220,950
Sears Credit Account Master Trust II:
6.75% 9/16/09	2,255,000	2,497,134
7.5% 11/15/07	1,300,000	1,353,170
TOTAL ASSET-BACKED SECURITIES (Cost $59,189,730)		62,042,843
Commercial Mortgage Securities - 2.5%

Chase Manhatten Bank-First Union National Bank Commercial Mortgage Trust sequential pay Series 1999-1 Class A2, 7.439% 8/15/31	5,000,000	5,887,500
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (c)	3,481,298	3,765,785
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A3, 6.55% 1/17/35	2,075,000	2,336,087
Series 2000-C1 Class A2, 7.545% 4/14/62	1,100,000	1,312,136
Series 1997-C2 Class D, 7.27% 1/17/35	720,000	796,296
Series 1998-C1 Class C, 6.78% 5/17/40	5,000,000	5,552,300
Series 2001-CKN5 Class AX, 1.0973% 9/15/34 (c)(e)(g)	32,280,773	2,462,119

	Principal Amount	Value (Note 1)
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	$ 3,000,000	$ 3,594,768
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (c)	500,000	561,735
Class C1, 7.52% 5/15/06 (c)	500,000	562,214
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (c)	3,470,084	3,640,184
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (e)	245,000	234,894
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	3,745,000	4,476,773
LB-UBS Commercial Mortgage Trust sequential pay:
Series 2000-C3 Class A2, 7.95% 1/15/10	2,180,000	2,642,909
Series 2001-C3 Class A1, 6.058% 6/15/20	5,732,015	6,230,575
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (c)	2,600,000	2,430,188
Class C, 4.13% 11/20/37 (c)	2,600,000	2,320,500
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (c)	2,500,000	2,775,781
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $47,678,878)		51,582,744
Foreign Government and Government Agency Obligations - 1.8%

British Columbia Province yankee 7% 1/15/03	500,000	500,672
Chilean Republic:
6.875% 4/28/09	2,300,000	2,513,831
7.125% 1/11/12	8,520,000	9,648,900
Malaysian Government 7.5% 7/15/11	1,890,000	2,186,494
Polish Government 6.25% 7/3/12	4,405,000	4,889,550
Quebec Province 7% 1/30/07	1,000,000	1,142,400
United Mexican States:
7.5% 1/14/12	5,000,000	5,362,500
8% 9/24/22	8,000,000	8,280,000
9.875% 2/1/10	2,290,000	2,811,204
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $34,180,530)		37,335,551
Supranational Obligations - 0.1%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $1,706,548)	1,725,000	1,808,400
Fixed-Income Funds - 7.1%
	Shares	Value (Note 1)
Fidelity Ultra-Short Central Fund (f) (Cost $145,000,041)	1,455,301	$ 144,380,402
Cash Equivalents - 22.1%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.25%, dated 12/31/02 due 1/2/03) (Cost $450,262,000)	$ 450,293,388	450,262,000
TOTAL INVESTMENT PORTFOLIO - 119.1% (Cost $2,357,081,027)	2,426,863,488
NET OTHER ASSETS - (19.1)%	(389,221,541)
NET ASSETS - 100%	$ 2,037,641,947
Legend
(a) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $80,627,072 or 4.0% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $3,684,839,811 and $3,201,848,732, respectively, of which long-term U.S. government and government agency obligations aggregated $3,120,829,780 and $2,788,455,929, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $4,500,667. The weighted average interest rate was 1.62%. Interest earned from the interfund lending program amounted to $2,424 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $7,787,760 and repurchase agreements of $450,262,000) (cost $2,357,081,027) - See accompanying schedule		$ 2,426,863,488
Cash		30,470
Receivable for fund shares sold		4,393,803
Interest receivable		16,864,014
Total assets		2,448,151,775

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 400,048,598
Payable for fund shares redeemed	1,516,805
Accrued management fee	722,693
Distribution fees payable	13,931
Other payables and accrued expenses	264,120
Collateral on securities loaned, at value	7,943,681
Total liabilities		410,509,828

Net Assets		$ 2,037,641,947
Net Assets consist of:
Paid in capital		$ 1,857,656,968
Undistributed net investment income		82,446,651
Accumulated undistributed net realized gain (loss) on investments		27,755,867
Net unrealized appreciation (depreciation) on investments		69,782,461
Net Assets		$ 2,037,641,947
Initial Class: Net Asset Value, offering price and redemption price per share ($1,965,036,074 ÷ 143,424,337 shares)		$ 13.70

Service Class: Net Asset Value, offering price and redemption price per share ($975,329 ÷ 71,406 shares)		$ 13.66

Service Class 2: Net Asset Value, offering price and redemption price per share ($71,630,544 ÷ 5,278,254 shares)		$ 13.57

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 91,237,546
Security lending		31,192
Total income		91,268,738

Expenses
Management fee	$ 7,489,189
Transfer agent fees	1,199,140
Distribution fees	114,153
Accounting and security lending fees	379,634
Non-interested trustees' compensation	6,213
Custodian fees and expenses	95,669
Audit	57,320
Legal	6,659
Miscellaneous	110,643
Total expenses before reductions	9,458,620
Expense reductions	(24,339)	9,434,281
Net investment income (loss)		81,834,457
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		32,349,066
Change in net unrealized appreciation (depreciation) on investment securities		59,508,829
Net gain (loss)		91,857,895
Net increase (decrease) in net assets resulting from operations		$ 173,692,352

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 81,834,457	$ 60,422,321
Net realized gain (loss)	32,349,066	18,264,143
Change in net unrealized appreciation (depreciation)	59,508,829	2,695,000
Net increase (decrease) in net assets resulting from operations	173,692,352	81,381,464
Distributions to shareholders from net investment income	(58,817,521)	(42,039,084)
Share transactions - net increase (decrease)	458,501,562	684,676,925
Total increase (decrease) in net assets	573,376,393	724,019,305

Net Assets
Beginning of period	1,464,265,554	740,246,249
End of period (including undistributed net investment income of $82,446,651 and undistributed net investment income of $59,683,304, respectively)	$ 2,037,641,947	$ 1,464,265,554
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	65,347,675	145,315	7,935,513
Reinvested	4,614,396	357	68,663
Redeemed	(38,454,755)	(83,223)	(4,147,148)
Net increase (decrease)	31,507,316	62,449	3,857,028

Dollars Sold	$ 848,704,131	$ 1,843,036	$ 102,465,637
Reinvested	57,956,815	4,479	856,227
Redeemed	(498,597,688)	(1,048,248)	(53,682,827)
Net increase (decrease)	$ 408,063,258	$ 799,267	$ 49,639,037

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	76,499,188	-	1,835,171
Reinvested	3,464,378	483	3,730
Redeemed	(26,813,346)	-	(435,939)
Net increase (decrease)	53,150,220	483	1,402,962

Dollars Sold	$ 964,627,665	$ -	$ 23,132,398
Reinvested	41,988,258	5,847	44,979
Redeemed	(339,570,756)	-	(5,551,466)
Net increase (decrease)	$ 667,045,167	$ 5,847	$ 17,625,911

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 57,956,815	$ 4,479	$ 856,227

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 41,988,258	$ 5,847	$ 44,979

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 12.59	$ 12.16	$ 12.96	$ 12.56
Income from Investment Operations
Net investment income (loss) C	.610	.685 E	.771	.743	.725
Net realized and unrealized gain (loss)	.680	.335 E	.499	(.873)	.335
Total from investment operations	1.290	1.020	1.270	(.130)	1.060
Distributions from net investment income	(.510)	(.690)	(.840)	(.510)	(.590)
Distributions from net realized gain	-	-	-	(.160)	(.070)
Total distributions	(.510)	(.690)	(.840)	(.670)	(.660)
Net asset value, end of period	$ 13.70	$ 12.92	$ 12.59	$ 12.16	$ 12.96
Total Return A, B	10.34%	8.46%	11.22%	(1.05)%	8.85%
Ratios to Average Net Assets D
Expenses before expense reductions	.54%	.54%	.54%	.54%	.57%
Expenses net of voluntary waivers, if any	.54%	.54%	.54%	.54%	.57%
Expenses net of all reductions	.53%	.54%	.54%	.54%	.57%
Net investment income (loss)	4.71%	5.47% E	6.50%	6.07%	5.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,965,036	$ 1,445,925	$ 739,911	$ 658,852	$ 674,813
Portfolio turnover rate	192%	278%	154%	87%	239%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.89	$ 12.58	$ 11.80
Income from Investment Operations
Net investment income (loss) E	.591	.674 H	.377
Net realized and unrealized gain (loss)	.679	.326 H	.403
Total from investment operations	1.270	1.000	.780
Distributions from net investment income	(.500)	(.690)	-
Net asset value, end of period	$ 13.66	$ 12.89	$ 12.58
Total Return B, C, D	10.20%	8.30%	6.61%
Ratios to Average Net Assets G
Expenses before expense reductions	.64%	.64%	.64% A
Expenses net of voluntary waivers, if any	.64%	.64%	.64% A
Expenses net of all reductions	.64%	.64%	.64% A
Net investment income (loss)	4.60%	5.37% H	6.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 975	$ 115	$ 107
Portfolio turnover rate	192%	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.82	$ 12.54	$ 12.06
Income from Investment Operations
Net investment income (loss) E	.571	.643 H	.686
Net realized and unrealized gain (loss)	.679	.327 H	.634
Total from investment operations	1.250	.970	1.320
Distributions from net investment income	(.500)	(.690)	(.840)
Net asset value, end of period	$ 13.57	$ 12.82	$ 12.54
Total Return B, C, D	10.09%	8.08%	11.69%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.82%	1.75% A
Expenses net of voluntary waivers, if any	.79%	.82%	1.05% A
Expenses net of all reductions	.79%	.82%	1.05% A
Net investment income (loss)	4.45%	5.19% H	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,631	$ 18,225	$ 229
Portfolio turnover rate	192%	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class shares reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity® VIP: Mid Cap - Service Class	-9.90%	15.55%
S&P® MidCap 400	-14.51%	4.82%
Variable Annuity Mid-Cap Funds Average	-24.38%	n/a*
Variable Annuity Mid-Cap Core Funds Average	-17.42%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Mid Cap Portfolio - Service Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P MidCap 400 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Thomas Allen, Portfolio Manager of Mid Cap Portfolio

Q. How did the fund perform, Tom?

A. For the 12-month period that ended on December 31, 2002, the fund outperformed both the Standard & Poor's MidCap 400 Index, which fell 14.51%, and the variable annuity mid-cap funds average monitored by Lipper Inc., which declined 24.38% for the comparable period.

Q. What enabled you to outpace these performance benchmarks?

A. It was principally the fund's defensive positioning that helped us beat the indexes. In particular, the fund's large overweighting in gold and mining stocks provided the best protection from the continuing weakness of the broader market. With interest rates at such low levels during the year, the opportunity cost of owning gold was extremely low as the dollar was weakening and the price of gold was generally stable or increasing. This environment generally helped drive the earnings and valuations of gold mining stocks higher. I also maintained an underweighted position in technology-related stocks and thus avoided this still-troubled sector, which continued to feel the stresses of excess capacity and uncertain demand. On the down side, overall performance during the year was hurt by the fund's underweighted exposure to bank stocks, which generally did well as a result of falling short-term interest rates and their broadening spread against bank lending rates. Inauspicious stock selection in the health care equipment and services sector also detracted from results.

Q. Did you make any significant changes to this defensive investment strategy during the period?

A. No, there weren't any major overhauls. I generally felt comfortable with the fund's defensive positioning and did little to alter the general structure of the portfolio. There was a lot of turnover in the portfolio, however, which is generally my style. I tend to tinker at the margins and reduce or eliminate positions if accounting problems surface, I lose confidence in management or debt levels creep up too high. Sometimes I just take money off the table if the stock price gets too rich. The point of all this turnover activity is to avoid company-specific blow-ups.

Q. Which stocks gave the fund the biggest lift?

A. Five of the fund's top seven contributors were gold and mining stocks. These included Meridian Gold, Newmont Mining, Harmony Gold Mining, Agnico-Eagle Mines and Kinross Gold. With the exception of Harmony Gold, a U.K.-listed company with mines in South Africa, I tried to isolate political risk by investing mainly in the stocks of North American companies. I also tried to avoid the companies that hedge their limited supplies of gold with derivative instruments, and thus would not benefit as directly from increases in the price of the commodity as those without such derivatives. A number of health care-related names also supported performance based on their revenue growth, dominant market shares and solid returns on capital. Good examples would be Charles River Labs, which supplies laboratory rats for medical research, and Bio Rad Labs, which makes test kits for "Mad Cow Disease." Other investments that worked well were Wendy's, the fast-food chain, which distinguished itself with customer service improvements, and PETsMART, which benefited from consumers' ongoing willingness to spend on the care of their pets.

Q. What were the holdings that didn't do as well?

A. The biggest disappointment came from a single stock, Alpharma, which appeared to be an attractively priced drug maker poised for strong growth. However, the company subsequently had manufacturing problems in its drug business, and its animal health business suffered competitive setbacks. These issues led to much slower earnings growth than I'd expected, and the company's stock price contracted. Another disappointment was TXU, a U.S. utility company whose equity valuation depreciated sharply in response to the poor showing of a business it had established in the U.K.'s competitive utility market.

Q. What's your near-term outlook, Tom?

A. I'm still cautious. The consumer really hasn't backed off from spending in the past dozen years. While I'm not suggesting a doomsday scenario, my concern is that consumers have purchased a lot of new homes and cars during this time, and it's not unreasonable to expect that at some point they might decide to pay off some of that debt and therefore spend a little less. If that happens, then earnings estimates may be a bit too high. There's also a lot of debt elsewhere in the economy - in corporate America and increasingly at the federal government level. So in an environment where revenues may be slowing, that means that the water might not cover all the rocks and some boats might hit the reef. That's why I'm cautious and will continue to patiently invest, keeping an eye open for high-quality companies that can grow in any environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalization

Start date: December 28, 1998

Size: as of December 31, 2002, more than $1.3 billion.

Manager: Thomas Allen, since 2001; joined Fidelity in 1995

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Newmont Mining Corp. Holding Co.	5.8
Meridian Gold, Inc.	4.2
Invitrogen Corp.	2.4
IMS Health, Inc.	1.9
Symbol Technologies, Inc.	1.9
16.2
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Materials	19.2
Health Care	14.9
Energy	13.7
Consumer Discretionary	10.3
Industrials	8.8
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	87.4%
Short-Term Investments and Net Other Assets	12.6%

* Foreign investments	17.5%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 87.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.3%
Auto Components - 0.1%
Gentex Corp. (a)	26,900	$ 851,116
IMPCO Technologies, Inc.	100	469
Superior Industries International, Inc.	26,000	1,075,360
		1,926,945
Automobiles - 0.0%
Monaco Coach Corp. (a)	100	1,655
Distributors - 0.0%
Advanced Marketing Services, Inc.	5,800	85,260
Hotels, Restaurants & Leisure - 2.0%
Outback Steakhouse, Inc.	385,000	13,259,400
P.F. Chang's China Bistro, Inc. (a)	100	3,630
Sonic Corp. (a)	694,750	14,235,428
Starbucks Corp. (a)	100	2,038
		27,500,496
Household Durables - 0.2%
Clayton Homes, Inc.	100	1,218
Garmin Ltd. (a)	87,000	2,549,100
Harman International Industries, Inc.	100	5,950
Lennar Corp.	100	5,160
Mohawk Industries, Inc. (a)	100	5,695
		2,567,123
Internet & Catalog Retail - 0.0%
1-800-FLOWERS.com, Inc. Class A (a)	100	625
eBay, Inc. (a)	1,900	128,858
GSI Commerce, Inc. (a)	100	365
J. Jill Group, Inc. (a)	100	1,398
NetFlix, Inc.	200	2,202
USA Interactive (a)	100	2,292
		135,740
Leisure Equipment & Products - 0.4%
Leapfrog Enterprises, Inc. Class A	100	2,515
Oakley, Inc. (a)	521,200	5,352,724
Polaris Industries, Inc.	100	5,860
		5,361,099
Media - 1.0%
Catalina Marketing Corp. (a)	583,400	10,792,900
E.W. Scripps Co. Class A	100	7,695
EchoStar Communications Corp. Class A (a)	100	2,226
Entercom Communications Corp. Class A (a)	100	4,692
Entravision Communications Corp. Class A (a)	100	998
General Motors Corp. Class H (a)	100	1,070
Getty Images, Inc. (a)	100	3,055
Grupo Televisa SA de CV sponsored ADR (a)	69,700	1,946,721
Pixar (a)	3,500	185,465
Radio One, Inc. Class A (a)	100	1,462

	Shares	Value (Note 1)
Reader's Digest Association, Inc. (non-vtg.)	42,700	$ 644,770
Scholastic Corp. (a)	100	3,595
TiVo, Inc. (a)	100	523
Univision Communications, Inc. Class A (a)	100	2,450
Washington Post Co. Class B	100	73,800
		13,671,422
Multiline Retail - 0.5%
99 Cents Only Stores (a)	258,400	6,940,624
Big Lots, Inc. (a)	100	1,323
Costco Wholesale Corp. (a)	100	2,806
Kohl's Corp. (a)	100	5,595
		6,950,348
Specialty Retail - 4.7%
AC Moore Arts & Crafts, Inc. (a)	359,400	4,567,974
AutoZone, Inc. (a)	157,700	11,141,505
Bed Bath & Beyond, Inc. (a)	100	3,453
Best Buy Co., Inc. (a)	200	4,830
Blockbuster, Inc. Class A	134,000	1,641,500
Carmax, Inc. (a)	806,200	14,414,856
CDW Computer Centers, Inc. (a)	100	4,385
Chico's FAS, Inc. (a)	100	1,891
Christopher & Banks Corp. (a)	22,100	458,575
Claire's Stores, Inc.	123,300	2,721,231
Cost Plus, Inc. (a)	26,900	771,223
Gart Sports Co. (a)	100	1,935
Hot Topic, Inc. (a)	503,500	11,520,080
Michaels Stores, Inc. (a)	3,500	109,550
Movie Gallery, Inc. (a)	192,900	2,507,700
PETsMART, Inc. (a)	355,000	6,081,150
Ross Stores, Inc.	156,300	6,625,557
Staples, Inc. (a)	100	1,830
Talbots, Inc.	100	2,753
Tiffany & Co., Inc.	100	2,391
Too, Inc. (a)	168,100	3,953,712
Weight Watchers International, Inc. (a)	100	4,597
Williams-Sonoma, Inc. (a)	200	5,430
		66,548,108
Textiles Apparel & Luxury Goods - 1.4%
Coach, Inc. (a)	100	3,292
Columbia Sportswear Co. (a)	384,200	17,066,164
DHB Industries, Inc. (a)	100	166
Fossil, Inc. (a)	145,300	2,955,402
Liz Claiborne, Inc.	100	2,965
Quiksilver, Inc. (a)	100	2,666
Vans, Inc. (a)	100	568
		20,031,223
TOTAL CONSUMER DISCRETIONARY		144,779,419
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 3.4%
Beverages - 0.0%
Boston Beer Co., Inc. Class A (a)	100	$ 1,430
Grupo Modelo SA de CV Series C	100	245
		1,675
Food & Drug Retailing - 0.0%
United Natural Foods, Inc. (a)	100	2,535
Whole Foods Market, Inc. (a)	3,300	174,009
		176,544
Food Products - 3.4%
Central Garden & Pet Co. Class A (a)	100	1,851
Dean Foods Co. (a)	143,500	5,323,850
Fresh Del Monte Produce, Inc.	291,800	5,517,938
Green Mountain Coffee, Inc. (a)	185,100	2,796,861
Hershey Foods Corp.	383,800	25,883,472
Horizon Organic Holding Corp. (a)	100	1,619
McCormick & Co., Inc. (non-vtg.)	327,500	7,598,000
Riviana Foods, Inc.	24,700	667,419
Sensient Technologies Corp.	100	2,247
		47,793,257
Personal Products - 0.0%
Alberto-Culver Co. Class A	100	4,859
TOTAL CONSUMER STAPLES		47,976,335
ENERGY - 13.7%
Energy Equipment & Services - 7.8%
BJ Services Co. (a)	529,810	17,118,161
Carbo Ceramics, Inc.	120,100	4,047,370
ENSCO International, Inc.	157,110	4,626,890
Global Industries Ltd. (a)	440,200	1,835,634
GlobalSantaFe Corp.	371,750	9,040,960
Grant Prideco, Inc. (a)	136,600	1,590,024
National-Oilwell, Inc. (a)	588,600	12,855,024
Oceaneering International, Inc. (a)	772,900	19,121,546
Pride International, Inc. (a)	519,500	7,740,550
Smith International, Inc. (a)	233,890	7,629,492
Tidewater, Inc.	468,050	14,556,355
Varco International, Inc. (a)	368,748	6,416,207
W-H Energy Services, Inc. (a)	207,100	3,021,589
		109,599,802
Oil & Gas - 5.9%
Apache Corp.	63,000	3,590,370
Devon Energy Corp.	70,800	3,249,720
Forest Oil Corp. (a)	76,500	2,115,225
Hurricane Hydrocarbons Class A (a)	1,819,000	19,065,776
Knightsbridge Tankers Ltd.	18,940	283,532
OAO Gazprom sponsored ADR	100	1,180
Petroleo Brasileiro SA Petrobras sponsored ADR	100	1,494
Pioneer Natural Resources Co. (a)	107,200	2,706,800
Pogo Producing Co.	72,800	2,711,800

	Shares	Value (Note 1)
Stelmar Shipping Ltd. (a)	293,000	$ 4,412,580
Suncor Energy, Inc.	1,545,600	24,280,557
Surgutneftegaz JSC sponsored ADR	586,100	9,318,990
Western Gas Resources, Inc.	75,800	2,793,230
YUKOS Corp. sponsored ADR	52,200	7,294,950
		81,826,204
TOTAL ENERGY		191,426,006
FINANCIALS - 6.1%
Banks - 0.4%
Boston Private Financial Holdings, Inc.	142,900	2,837,994
Commerce Bancorp, Inc., New Jersey	100	4,319
Hancock Holding Co.	150	6,698
Kookmin Bank sponsord ADR	69,400	2,453,290
Marshall & Ilsley Corp.	100	2,738
Wintrust Financial Corp.	100	3,132
		5,308,171
Diversified Financials - 0.6%
Doral Financial Corp.	2,100	60,060
Farmer Mac Class C (non-vtg.) (a)	100	3,064
Investment Technology Group, Inc. (a)	224,100	5,010,876
Investors Financial Services Corp.	100	2,739
Moody's Corp.	100	4,129
Principal Financial Group, Inc.	100	3,013
Student Loan Corp.	100	9,780
Sumitomo Trust & Banking Ltd.	836,000	3,385,670
		8,479,331
Insurance - 2.3%
AFLAC, Inc.	2,800	84,336
Alleghany Corp.	32,136	5,704,140
MBIA, Inc.	100	4,386
Mercury General Corp.	34,500	1,296,510
Old Republic International Corp.	122,000	3,416,000
Progressive Corp.	63,900	3,171,357
Protective Life Corp.	100	2,752
Reinsurance Group of America, Inc.	99,400	2,691,752
RenaissanceRe Holdings Ltd.	42,300	1,675,080
UnumProvident Corp.	100	1,754
W.R. Berkley Corp.	350,450	13,881,325
Zenith National Insurance Corp.	300	7,056
		31,936,448
Real Estate - 2.8%
Equity Residential (SBI)	100	2,458
Pan Pacific Retail Properties, Inc.	200,000	7,306,000
ProLogis Trust	298,200	7,499,730
Regency Centers Corp.	134,400	4,354,560
Simon Property Group, Inc.	595,700	20,295,499
		39,458,247
TOTAL FINANCIALS		85,182,197
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 14.9%
Biotechnology - 5.6%
Affymetrix, Inc. (a)	100	$ 2,289
Biogen, Inc. (a)	100	4,006
BioSource International, Inc. (a)	100	599
Caliper Technologies Corp. (a)	100	300
Charles River Labs International, Inc. (a)	514,600	19,801,808
Digene Corp. (a)	100	1,146
Enzon Pharmaceuticals, Inc. (a)	100	1,672
Genentech, Inc. (a)	100	3,316
Gilead Sciences, Inc. (a)	100	3,400
Harvard Bioscience, Inc. (a)(c)	1,785,100	5,887,260
IDEC Pharmaceuticals Corp. (a)	200	6,634
IDEXX Laboratories, Inc. (a)	202,900	6,665,265
Invitrogen Corp. (a)	1,072,900	33,571,041
MedImmune, Inc. (a)	100	2,717
QIAGEN NV (a)	1,022,600	5,307,294
Techne Corp. (a)	122,900	3,511,007
United Therapeutics Corp. (a)	170,300	2,844,010
		77,613,764
Health Care Equipment & Supplies - 2.3%
Advanced Neuromodulation Systems, Inc. (a)	100	3,510
Amersham PLC	321,300	2,877,757
Apogent Technologies, Inc. (a)	100	2,080
Becton, Dickinson & Co.	100	3,069
Biacore International AB sponsored ADR (a)	100	2,240
Biosite, Inc. (a)	100	3,402
Bruker AXS, Inc.	100	181
Bruker Daltonics, Inc. (a)	100	486
Closure Medical Corp. (a)	100	1,048
CTI Molecular Imaging, Inc.	100	2,466
Cyberonics, Inc. (a)	100	1,840
DENTSPLY International, Inc.	100	3,720
Edwards Lifesciences Corp. (a)	266,400	6,785,208
Guidant Corp. (a)	3,800	117,230
HealthTronics Surgical Services, Inc. (a)	100	801
ICU Medical, Inc. (a)	100	3,730
Molecular Devices Corp. (a)	100	1,647
Nutraceutical International Corp. (a)	100	1,144
St. Jude Medical, Inc. (a)	190,300	7,558,716
Therasense, Inc. (a)	100	835
TriPath Imaging, Inc. (a)	100	268
Varian Medical Systems, Inc. (a)	297,400	14,751,040
Wilson Greatbatch Technologies, Inc. (a)	100	2,920
		32,125,338
Health Care Providers & Services - 6.2%
Accredo Health, Inc. (a)	336,450	11,859,863
AdvancePCS Class A (a)	781,800	17,363,778
AmSurg Corp. (a)	59,100	1,207,413
Caremark Rx, Inc. (a)	100	1,625
Cerner Corp. (a)	376,600	11,772,516

	Shares	Value (Note 1)
Coventry Health Care, Inc. (a)	411,400	$ 11,942,942
Eclipsys Corp. (a)	100	535
Express Scripts, Inc. (a)	100	4,804
First Health Group Corp. (a)	9,800	238,630
IMS Health, Inc.	1,652,700	26,443,200
Laboratory Corp. of America Holdings (a)	100	2,324
McKesson Corp.	3,500	94,605
MIM Corp. (a)	100	580
Omnicare, Inc.	203,400	4,847,022
Oxford Health Plans, Inc. (a)	100	3,645
Patterson Dental Co. (a)	100	4,374
Pharmaceutical Product Development, Inc. (a)	100	2,927
Priority Healthcare Corp. Class B (a)	200	4,640
Quest Diagnostics, Inc. (a)	100	5,690
ResCare, Inc. (a)	440,500	1,598,575
WebMD Corp. (a)	100	855
		87,400,543
Pharmaceuticals - 0.8%
Alpharma, Inc. Class A	100	1,191
Forest Laboratories, Inc. (a)	100	9,822
ICN Pharmaceuticals, Inc.	95,700	1,044,087
Mylan Laboratories, Inc.	81,600	2,847,840
Perrigo Co. (a)	14,200	172,530
Pharmaceutical Resources, Inc. (a)	7,700	229,460
Scios, Inc. (a)	100	3,258
SICOR, Inc. (a)	392,700	6,224,295
Watson Pharmaceuticals, Inc. (a)	5,200	147,004
		10,679,487
TOTAL HEALTH CARE		207,819,132
INDUSTRIALS - 8.8%
Aerospace & Defense - 2.5%
Alliant Techsystems, Inc. (a)	178,250	11,113,888
DRS Technologies, Inc. (a)	204,900	6,419,517
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	100	1,590
Engineered Support Systems, Inc.	150	5,499
Herley Industries, Inc. (a)	93,300	1,624,166
L-3 Communications Holdings, Inc. (a)	292,100	13,118,211
Veridian Corp.	155,300	3,314,102
		35,596,973
Air Freight & Logistics - 0.0%
C.H. Robinson Worldwide, Inc.	3,250	101,400
Expeditors International of Washington, Inc.	4,400	143,660
FedEx Corp.	100	5,422
UTI Worldwide, Inc.	100	2,625
		253,107
Commercial Services & Supplies - 4.5%
Apollo Group, Inc. Class A (a)	100	4,400
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Avery Dennison Corp.	100	$ 6,108
Bright Horizons Family Solutions, Inc. (a)	525,200	14,768,624
Career Education Corp. (a)	100	4,000
CheckFree Corp. (a)	100	1,600
ChoicePoint, Inc. (a)	579,900	22,900,251
Cintas Corp.	100	4,575
Concord EFS, Inc. (a)	799,800	12,588,852
Corinthian Colleges, Inc. (a)	100	3,786
DeVry, Inc. (a)	3,900	64,779
DST Systems, Inc. (a)	100	3,555
Education Management Corp. (a)	69,800	2,624,480
H&R Block, Inc.	3,300	132,660
Headwaters, Inc. (a)	100	1,551
Herman Miller, Inc.	100	1,840
HON Industries, Inc.	100	2,828
infoUSA, Inc. (a)	100	497
Ionics, Inc. (a)	100	2,280
Paychex, Inc.	100	2,790
Pittston Co. - Brinks Group	291,600	5,388,768
Princeton Review, Inc. (a)	100	495
Tetra Tech, Inc. (a)	315,900	3,853,980
		62,362,699
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	55,200	1,965,120
Electrical Equipment - 0.3%
AstroPower, Inc. (a)	150,550	1,202,895
REPower Systems AG	127,100	3,157,245
		4,360,140
Industrial Conglomerates - 0.0%
Teleflex, Inc.	100	4,289
Machinery - 1.4%
AGCO Corp. (a)	144,800	3,200,080
CUNO, Inc. (a)	86,000	2,848,320
Dionex Corp. (a)	100	2,971
Graco, Inc.	445,800	12,772,170
Pentair, Inc.	100	3,455
		18,826,996
Trading Companies & Distributors - 0.0%
Fastenal Co.	200	7,478
TOTAL INDUSTRIALS		123,376,802
INFORMATION TECHNOLOGY - 7.5%
Communications Equipment - 0.0%
3Com Corp. (a)	100	463
Avocent Corp. (a)	100	2,222
Black Box Corp.	100	4,480
Emulex Corp. (a)	100	1,855
Harris Corp.	100	2,630
Loral Space & Communications Ltd. (a)	678,100	291,583

	Shares	Value (Note 1)
Netscreen Technologies, Inc.	200	$ 3,368
Polycom, Inc. (a)	200	1,904
Scientific-Atlanta, Inc.	5,100	60,486
UTStarcom, Inc. (a)	100	1,983
		370,974
Computers & Peripherals - 0.4%
Drexler Technology Corp. (a)	458,100	5,772,060
Electronic Equipment & Instruments - 4.6%
Anritsu Corp.	633,000	2,419,652
Flir Systems, Inc. (a)	100	4,880
Mettler-Toledo International, Inc. (a)	87,400	2,802,044
Millipore Corp.	37,000	1,258,000
Nam Tai Electronics, Inc.	80,200	1,960,890
Symbol Technologies, Inc.	3,170,600	26,062,332
Teledyne Technologies, Inc. (a)	229,100	3,592,288
Waters Corp. (a)	1,184,620	25,801,024
		63,901,110
Internet Software & Services - 0.5%
Ariba, Inc. (a)	100	248
AsiaInfo Holdings, Inc. (a)	100	634
Autobytel, Inc. (a)	100	280
CNET Networks, Inc. (a)	100	271
Digital Impact, Inc. (a)	100	190
FreeMarkets, Inc. (a)	100	644
Overture Services, Inc. (a)	225,700	6,163,867
PEC Solutions, Inc. (a)	100	2,990
Retek, Inc. (a)	92,800	252,416
Yahoo!, Inc. (a)	100	1,635
		6,423,175
IT Consulting & Services - 0.3%
Affiliated Computer Services, Inc. Class A (a)	100	5,265
CACI International, Inc. Class A (a)	300	10,692
Cognizant Technology Solutions Corp. Class A (a)	100	7,223
Manhattan Associates, Inc. (a)	188,000	4,448,080
SRA International, Inc. Class A	100	2,709
SunGard Data Systems, Inc. (a)	100	2,356
		4,476,325
Office Electronics - 0.0%
Zebra Technologies Corp. Class A (a)	100	5,730
Semiconductor Equipment & Products - 0.0%
Broadcom Corp. Class A (a)	100	1,506
International Rectifier Corp. (a)	100	1,846
KLA-Tencor Corp. (a)	100	3,537
LAM Research Corp. (a)	100	1,080
Micrel, Inc. (a)	100	898
Microchip Technology, Inc.	100	2,445
Novellus Systems, Inc. (a)	100	2,808
NVIDIA Corp. (a)	5,000	57,550
Omnivision Technologies, Inc. (a)	100	1,357
QLogic Corp. (a)	81	2,795
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
RF Micro Devices, Inc. (a)	100	$ 733
Standard Microsystems Corp. (a)	100	1,947
		78,502
Software - 1.7%
Activision, Inc. (a)	127,500	1,860,225
Adobe Systems, Inc.	100	2,480
Ansys, Inc. (a)	100	2,020
Borland Software Corp. (a)	100	1,230
Business Objects SA sponsored ADR (a)	100	1,500
Check Point Software Technologies Ltd. (a)	100	1,297
Cognos, Inc. (a)	100	2,353
Dassault Systemes SA sponsored ADR	100	2,150
Digimarc Corp. (a)	100	1,134
Electronic Arts, Inc. (a)	200	9,954
Kronos, Inc. (a)	100	3,699
Legato Systems, Inc. (a)	7,000	35,210
Magma Design Automation, Inc. (a)	100	958
Mercury Interactive Corp. (a)	100	2,965
National Instruments Corp. (a)	100	3,249
Network Associates, Inc. (a)	100	1,609
PeopleSoft, Inc. (a)	100	1,830
Renaissance Learning, Inc. (a)	627,400	11,857,860
Symantec Corp. (a)	174,900	7,085,199
Synopsys, Inc. (a)	100	4,615
Trend Micro, Inc. sponsored ADR (a)	100	1,650
Tripos, Inc. (a)	100	733
Vastera, Inc. (a)	610,800	3,451,631
		24,335,551
TOTAL INFORMATION TECHNOLOGY		105,363,427
MATERIALS - 19.2%
Chemicals - 0.7%
Ecolab, Inc.	89,500	4,430,250
International Flavors & Fragrances, Inc.	154,800	5,433,480
Potash Corp. of Saskatchewan	100	6,341
Praxair, Inc.	100	5,777
Sigma Aldrich Corp.	100	4,870
		9,880,718
Construction Materials - 0.0%
James Hardie Industries NV	100	383
Containers & Packaging - 0.2%
Packaging Corp. of America (a)	137,100	2,500,704
Metals & Mining - 18.3%
Agnico-Eagle Mines Ltd.	1,119,130	16,605,802
Agnico-Eagle Mines Ltd. warrants 11/14/07 (a)	23,350	117,918
Apex Silver Mines Ltd. (a)	100	1,480
AUR Resources, Inc. (a)	1,858,900	4,386,262

	Shares	Value (Note 1)
Barrick Gold Corp.	100	$ 1,549
Companhia Vale do Rio Doce sponsored ADR	100	2,891
Compania de Minas Buenaventura SA sponsored ADR	290,400	7,663,656
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	884,300	14,838,554
Goldcorp, Inc.	50,000	637,919
Harmony Gold Mining Co. Ltd.	1,146,300	19,661,175
Kinross Gold Corp. (a)	9,791,000	24,099,199
Meridian Gold, Inc. (a)	3,326,500	58,689,251
Newmont Mining Corp. Holding Co.	2,814,180	81,695,639
Nucor Corp.	199,300	8,231,090
Outokumpu Oyj (A Shares)	90,200	786,018
Placer Dome, Inc.	100	1,136
Sons of Gwalia Ltd. ADR	100	721
Steel Dynamics, Inc. (a)	526,200	6,330,186
Teck Cominco Ltd. Class B (sub. vtg.)	1,550,900	11,442,117
Xstrata PLC (a)	43,300	452,690
		255,645,253
Paper & Forest Products - 0.0%
Aracruz Celulose SA sponsored ADR	100	1,856
TOTAL MATERIALS		268,028,914
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
America Movil SA de CV sponsored ADR	100	1,436
UTILITIES - 3.5%
Electric Utilities - 0.0%
Ameren Corp.	100	4,157
Cinergy Corp.	100	3,372
		7,529
Gas Utilities - 1.5%
KeySpan Corp.	498,700	17,574,188
NiSource, Inc.	170,100	3,402,000
Southwestern Energy Co. (a)	100	1,145
		20,977,333
Multi-Utilities & Unregulated Power - 2.0%
Energy East Corp.	100	2,209
Equitable Resources, Inc.	92,600	3,244,704
Questar Corp.	5,600	155,792
SCANA Corp.	797,400	24,687,504
		28,090,209
TOTAL UTILITIES		49,075,071
TOTAL COMMON STOCKS (Cost $1,185,408,547)		1,223,028,739
U.S. Treasury Obligations - 0.0%
	Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (d) (Cost $24,990)	$ 25,000	$ 24,995
Money Market Funds - 15.7%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	178,456,397	178,456,397
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	41,283,140	41,283,140
TOTAL MONEY MARKET FUNDS (Cost $219,739,537)		219,739,537
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $1,405,173,074)		1,442,793,271
NET OTHER ASSETS - (3.1)%		(44,039,273)
NET ASSETS - 100%		$ 1,398,753,998
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
1 MidCap 400 Index Contracts	March 2003	$ 214,950	$ (4,181)

The face value of futures purchased as a percentage of net assets - 0.0%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $24,995.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,963,278,151 and $1,580,148,744, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $181,725 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.5%
Canada	11.3
South Africa	1.4
Russia	1.2
Others (individually less than 1%)	3.6
100.0%

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Harvard Bioscience, Inc.	$ -	$ -	$ -	$ 5,887,260
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $158,631,000 of which $15,428,000, $42,786,000 and $100,417,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $39,528,292) (cost $1,405,173,074) - See accompanying schedule		$ 1,442,793,271
Receivable for investments sold		2,282,525
Receivable for fund shares sold		1,243,619
Dividends receivable		665,754
Interest receivable		201,175
Receivable for daily variation on futures contracts		1,275
Other receivables		540,670
Total assets		1,447,728,289

Liabilities
Payable for investments purchased	$ 5,292,973
Payable for fund shares redeemed	1,123,561
Accrued management fee	673,184
Distribution fees payable	136,347
Other payables and accrued expenses	465,086
Collateral on securities loaned, at value	41,283,140
Total liabilities		48,974,291

Net Assets		$ 1,398,753,998
Net Assets consist of:
Paid in capital		$ 1,517,162,460
Undistributed net investment income		4,928,520
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(160,954,349)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,617,367
Net Assets		$ 1,398,753,998

Initial Class: Net Asset Value, offering price and redemption price per share ($499,556,736 ÷ 28,531,105 shares)		$ 17.51

Service Class: Net Asset Value, offering price and redemption price per share ($378,264,499 ÷ 21,661,898 shares)		$ 17.46

Service Class 2: Net Asset Value, offering price and redemption price per share ($520,932,763 ÷ 29,954,649 shares)		$ 17.39

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 11,811,278
Interest		2,670,073
Security lending		381,083
Total income		14,862,434

Expenses
Management fee	$ 7,628,488
Transfer agent fees	925,670
Distribution fees	1,279,645
Accounting and security lending fees	320,127
Non-interested trustees' compensation	4,613
Custodian fees and expenses	97,710
Audit	25,012
Legal	12,203
Miscellaneous	162,679
Total expenses before reductions	10,456,147
Expense reductions	(960,988)	9,495,159
Net investment income (loss)		5,367,275
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(99,982,065)
Foreign currency transactions	(54,607)
Futures contracts	(55,461)
Total net realized gain (loss)		(100,092,133)
Change in net unrealized appreciation (depreciation) on: Investment securities	(54,348,290)
Assets and liabilities in foreign currencies	1,752
Futures contracts	(4,181)
Total change in net unrealized appreciation (depreciation)		(54,350,719)
Net gain (loss)		(154,442,852)
Net increase (decrease) in net assets resulting from operations		$ (149,075,577)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,367,275	$ 9,952,192
Net realized gain (loss)	(100,092,133)	(21,695,188)
Change in net unrealized appreciation (depreciation)	(54,350,719)	(14,911,862)
Net increase (decrease) in net assets resulting from operations	(149,075,577)	(26,654,858)
Distributions to shareholders from net investment income	(10,315,464)	-
Share transactions - net increase (decrease)	406,189,773	233,603,651
Total increase (decrease) in net assets	246,798,732	206,948,793

Net Assets
Beginning of period	1,151,955,266	945,006,473
End of period (including undistributed net investment income of $4,928,520 and undistributed net investment income of $9,876,712, respectively)	$ 1,398,753,998	$ 1,151,955,266
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	7,049,981	6,655,084	22,666,360
Reinvested	277,413	161,340	101,720
Redeemed	(8,136,461)	(3,917,197)	(3,604,685)
Net increase (decrease)	(809,067)	2,899,227	19,163,395

Dollars Sold	$ 134,875,925	$ 125,174,947	$ 416,253,061
Reinvested	5,301,369	3,078,362	1,935,732
Redeemed	(145,105,795)	(70,148,866)	(65,174,962)
Net increase (decrease)	$ (4,928,501)	$ 58,104,443	$ 353,013,831

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	9,676,112	9,095,820	8,986,545
Reinvested	-	-	-
Redeemed	(9,413,601)	(4,323,424)	(1,810,628)
Net increase (decrease)	262,511	4,772,396	7,175,917

Dollars Sold	$ 182,558,139	$ 170,632,678	$ 167,539,684
Reinvested	-	-	-
Redeemed	(173,494,579)	(80,200,595)	(33,431,676)
Net increase (decrease)	$ 9,063,560	$ 90,432,083	$ 134,108,008

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 5,301,369	$ 3,078,362	$ 1,935,733
From net realized gain	-	-	-
Total	$ 5,301,369	$ 3,078,362	$ 1,935,733

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ -	$ -	$ -
From net realized gain	-	-	-
Total	$ -	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.60	$ 20.26	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.20	.19	-	-
Net realized and unrealized gain (loss)	(2.00)	(.86)	4.95	5.05	.31
Total from investment operations	(1.91)	(.66)	5.14	5.05	.31
Distributions from net investment income	(.18)	-	(.08)	-	-
Distributions from net realized gain	-	-	-	(.09)	-
Distributions in excess of net realized gain	-	-	(.05)	(.02)	-
Total distributions	(.18)	-	(.13)	(.11)	-
Net asset value, end of period	$ 17.51	$ 19.60	$ 20.26	$ 15.25	$ 10.31
Total Return B, C, D	(9.82)%	(3.26)%	33.78%	49.04%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.70%	.69%	.74%	3.34%	115.88% A
Expenses net of voluntary waivers, if any	.70%	.69%	.74%	1.00%	1.00% A
Expenses net of all reductions	.63%	.62%	.69%	.97%	1.00% A
Net investment income (loss)	.51%	1.06%	1.01%	.01%	(.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 499,557	$ 574,934	$ 589,026	$ 1,744	$ 516
Portfolio turnover rate	135%	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.54	$ 20.22	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.18	.17	(.01)	-
Net realized and unrealized gain (loss)	(2.00)	(.86)	4.93	5.05	.31
Total from investment operations	(1.92)	(.68)	5.10	5.04	.31
Distributions from net investment income	(.16)	-	(.07)	-	-
Distributions from net realized gain	-	-	-	(.09)	-
Distributions in excess of net realized gain	-	-	(.05)	(.02)	-
Total distributions	(.16)	-	(.12)	(.11)	-
Net asset value, end of period	$ 17.46	$ 19.54	$ 20.22	$ 15.24	$ 10.31
Total Return B, C, D	(9.90)%	(3.36)%	33.54%	48.94%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.80%	.79%	.84%	3.41%	115.96% A
Expenses net of voluntary waivers, if any	.80%	.79%	.84%	1.10%	1.10% A
Expenses net of all reductions	.73%	.72%	.79%	1.07%	1.10%A
Net investment income (loss)	.41%	.96%	.92%	(.09) %	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 378,264	$ 366,665	$ 282,941	$ 25,908	$ 516
Portfolio turnover rate	135%	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.49	$ 20.20	$ 14.82
Income from Investment Operations
Net investment income (loss) E	.05	.15	.14
Net realized and unrealized gain (loss)	(1.99)	(.86)	5.35
Total from investment operations	(1.94)	(.71)	5.49
Distributions from net investment income	(.16)	-	(.06)
Distributions in excess of net realized gain	-	-	(.05)
Total distributions	(.16)	-	(.11)
Net asset value, end of period	$ 17.39	$ 19.49	$ 20.20
Total Return B, C, D	(10.02)%	(3.51)%	37.12%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	.94%	.99% A
Expenses net of voluntary waivers, if any	.95%	.94%	.99% A
Expenses net of all reductions	.88%	.88%	.94% A
Net investment income (loss)	.25%	.81%	.76%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 520,933	$ 210,356	$ 73,039
Portfolio turnover rate	135%	144%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio - Service Class

Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year and past ten year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Money Market - Service Class	1.61%	4.51%	4.68%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	12/31/02	10/1/02	7/2/02	4/2/02	1/1/02
Fidelity VIP: Money Market - Service Class	1.16%	1.51%	1.60%	1.76%	2.00%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year.

Comparing Performance

The U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. A money market fund returns to its shareholders income earned by the fund's investments after expenses.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Duby, Portfolio Manager of Money Market Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended December 31, 2002?

A. For most of 2002, the Federal Reserve Board left the rate banks charge each other for overnight loans - known as the fed funds target rate - unchanged at 1.75%. During this time, however, the Fed's perception of the strength of the economy wavered back and forth. At times, the Fed felt that the economy was too weak and leaned toward lowering rates. At others, the Fed maintained a neutral stance. While the target rate remained unchanged until November, changes in the Fed's stance and the market's interpretation of economic data caused money market yields to undulate. In early 2002, many market participants expected the economy to rebound enough to encourage the Fed to reverse course and raise rates, which caused longer-term money market yields to increase relative to shorter-term rates. However, generally positive economic data in the first quarter of 2002 turned mixed during early April and May. This development caused a change in sentiment, with most market observers pushing their anticipation of Fed action further into the future. In response, long-term money market rates fell to essentially the same level as short-term yields. In August, the Fed revised its stance yet again, indicating fears of economic weakness. As a result, long-term money market rates fell lower than those on the short end, as the market began to factor in additional Fed cuts.

Q. What happened in November?

A. The Fed confirmed the market's expectations on November 6, when it cut the target rate to a new 40-year low of 1.25%. While the manufacturing sector generally has been on the mend since late 2001, weak business spending and increased unemployment hindered a full-fledged economic recovery, as did corporate governance scandals that eroded investor confidence in the financial markets. The amount of commercial paper outstanding fell dramatically during the period as a consequence, further exacerbated by the reduced corporate funding requirements associated with a slow business environment. Diminished supply of commercial paper combined with the large volume of money market fund inflows kept downward pressure on money market rates.

Q. What was your strategy with the fund?

A. The fund's investment strategy shifted during the period as a result of market developments. In the first half of 2002, I lengthened the average maturity of the portfolio because longer maturities offered more attractive risk/reward tradeoffs at a time when Fed action appeared increasingly unlikely. Mid-year, I invested in shorter-maturity securities, because long-term securities offered little to no yield advantage over shorter alternatives. More recently, as the prospects for additional rate cuts by the Fed became more likely, I increased the average maturity of the portfolio to lock in higher rates prior to any Fed action. Credit-quality concerns also dominated my strategy throughout the period, and so I used government agency discount notes during most of the period as the primary vehicle for adjusting maturities. As the year progressed, however, I increased the fund's allocation to commercial paper as corporate issuers with stronger financial profiles began to emerge.

Q. What's your outlook, Bob?

A. Market sentiment currently is quite similar to the start of 2002. Most market participants feel that the Fed has concluded its easing program and will look to hike rates sometime during the second half of 2003. Recent economic news has been mixed, making the possibility of any Fed tightening action during the first half of 2003 unlikely. While economic indicators such as third-quarter gross domestic product growth and the housing sector have been strong, consumer confidence and manufacturing figures have slumped. Given this information - as well as the prospects of war with Iraq and the short-term effects war will have on the economy and consumer confidence - there might be cause for the Fed to lower rates yet again. However, as the economy weathers these storms and the effects of the recent rate cuts become evident, the chance of a rate cut occurring beyond the next few months is very remote.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: income and share-price stability by investing in high-quality, short-term instruments

Start date: April 1, 1982

Size: as of December 31, 2002, more than
$2.7 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Certificates of Deposit - 37.1%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 2.7%
Chase Manhattan Bank USA NA
2/7/03	1.63%	$ 40,000,000	$ 40,000,000
Citibank NA, New York
2/20/03	1.34	25,000,000	25,000,000
World Savings Bank FSB
3/6/03	1.35	10,000,000	9,999,287
			74,999,287
London Branch, Eurodollar, Foreign Banks - 22.2%
Alliance & Leicester PLC
2/28/03	1.36	5,000,000	5,002,561
Barclays Bank PLC
1/14/03	1.35	10,000,000	10,000,000
1/14/03	1.71	10,000,000	10,000,000
1/21/03	1.35	15,000,000	15,000,000
2/12/03	1.34	40,000,000	40,000,000
5/19/03	1.35	5,000,000	5,000,000
6/10/03	1.33	15,000,000	15,000,000
BNP Paribas SA
2/25/03	1.35	15,000,000	15,000,000
3/18/03	1.75	5,000,000	5,000,000
4/22/03	1.35	25,000,000	25,000,000
Deutsche Bank AG
2/12/03	1.34	35,000,000	35,000,000
Dresdner Bank AG
2/3/03	1.63	25,000,000	25,000,000
2/12/03	1.33	35,000,000	35,000,000
2/18/03	1.34	10,000,000	10,000,000
HBOS Treasury Services PLC
2/18/03	1.34	25,000,000	25,000,000
2/21/03	1.80	5,000,000	5,000,000
3/5/03	1.38	10,000,000	10,000,000
3/25/03	1.80	45,000,000	45,000,000
ING Bank NV
1/21/03	1.80	5,000,000	5,000,000
2/12/03	1.35	35,000,000	35,000,000
2/24/03	1.36	5,000,000	5,000,000
Landesbank Baden-Wuerttemberg
2/18/03	1.34	5,000,000	4,999,933
3/18/03	1.77	5,000,000	5,000,052
4/22/03	1.77	5,000,000	5,000,076
4/22/03	1.79	25,000,000	25,000,000
Landesbank Hessen-Thuringen
5/30/03	1.38	15,000,000	15,000,000
Lloyds TSB Bank PLC
6/10/03	1.32	25,000,000	25,000,000
National Australia Bank Ltd.
6/18/03	1.37	27,000,000	27,120,801
Nordea Bank Finland PLC
3/18/03	1.77	10,000,000	10,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Northern Rock PLC
2/7/03	1.55%	$ 5,000,000	$ 5,000,000
Societe Generale
2/12/03	1.40	26,500,000	26,497,969
Svenska Handelsbanken AB
1/27/03	1.36	50,000,000	49,999,989
3/14/03	1.75	5,000,000	5,000,093
WestLB AG
1/17/03	1.76	10,000,000	10,000,000
2/12/03	1.36	15,000,000	15,000,000
6/10/03	1.36	5,000,000	5,000,000
			613,621,474
New York Branch, Yankee Dollar, Foreign Banks - 12.2%
Abbey National Treasury Services PLC
1/3/03	1.35 (b)	25,000,000	24,996,207
1/10/03	1.34 (b)	10,000,000	9,998,373
Bank of Montreal, Quebec
5/19/03	1.38	10,000,000	10,000,000
BNP Paribas SA
9/19/03	1.43	25,000,000	25,000,000
Credit Agricole Indosuez
1/2/03	1.70 (b)	10,000,000	9,998,498
Credit Suisse First Boston Bank
2/18/03	1.35	75,000,000	75,000,498
Deutsche Bank AG
1/22/03	1.32 (b)	10,000,000	9,998,644
5/13/03	1.35	15,000,000	15,000,000
Dexia Bank SA
1/22/03	1.33 (b)	5,000,000	4,999,435
1/27/03	1.33 (b)	10,000,000	9,998,386
Landesbank Baden-Wuerttemberg
1/31/03	1.35	25,000,000	25,000,000
1/31/03	1.62	15,000,000	15,000,062
Lloyds TSB Bank PLC
1/2/03	1.34 (b)	5,000,000	4,999,258
Royal Bank of Canada
1/22/03	1.32 (b)	15,000,000	14,997,941
1/31/03	1.32 (b)	25,000,000	24,996,312
Societe Generale
1/21/03	1.34 (b)	15,000,000	14,998,701
1/27/03	1.34 (b)	25,000,000	24,996,051
Svenska Handelsbanken AB
1/2/03	1.35 (b)	10,000,000	9,997,256
Toronto-Dominion Bank
1/22/03	1.32 (b)	5,000,000	4,999,322
			334,974,944
TOTAL CERTIFICATES OF DEPOSIT			1,023,595,705
Commercial Paper - 33.2%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Aegon Funding Corp.
3/27/03	1.36%	$ 20,000,000	$ 19,936,250
Alliance & Leicester PLC
3/5/03	1.54	10,000,000	9,973,225
3/7/03	1.54	15,000,000	14,958,563
3/18/03	1.77	5,000,000	4,981,422
Aspen Funding Corp.
2/3/03	1.66	5,000,000	4,992,438
AT&T Corp.
2/4/03	2.31	15,000,000	14,967,417
Bear Stearns Companies, Inc.
2/18/03	1.35	69,078,000	68,953,660
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/13/03	1.73	15,000,000	14,991,400
1/14/03	1.74	25,000,000	24,984,382
1/14/03	1.82	5,000,000	4,996,732
1/17/03	1.80	25,000,000	24,980,111
2/6/03	1.33	30,000,000	29,960,100
2/18/03	1.35	5,000,000	4,991,000
Citicorp
1/10/03	1.75	5,000,000	4,997,825
1/29/03	1.79	50,000,000	49,930,778
Corporate Receivables Corp.
2/6/03	1.64	5,000,000	4,991,850
CXC, Inc.
1/31/03	1.65	5,000,000	4,993,167
DaimlerChrysler North America Holding Corp.
2/10/03	1.93	3,000,000	2,993,600
2/11/03	1.93	5,000,000	4,989,067
2/19/03	1.97	5,000,000	4,986,661
3/17/03	1.98	5,000,000	4,979,479
3/18/03	1.97	10,000,000	9,958,622
Edison Asset Securitization LLC
1/14/03	1.73	55,000,000	54,965,839
2/25/03	1.61	10,000,000	9,975,556
4/23/03	1.80	11,040,000	10,978,863
6/3/03	1.35	10,000,000	9,943,050
Falcon Asset Securitization Corp.
1/16/03	1.40	30,687,000	30,669,099
1/22/03	1.40	20,000,000	19,983,667
1/29/03	1.38	15,000,000	14,983,900
Ford Motor Credit Co.
2/20/03	1.95	5,000,000	4,986,528
3/3/03	1.99	5,000,000	4,983,225
3/12/03	1.98	5,000,000	4,980,847
3/17/03	1.97	10,000,000	9,959,167
GE Capital International Funding, Inc.
3/11/03	1.79	10,000,000	9,966,075
4/24/03	1.35	5,000,000	4,978,969
General Electric Capital Corp.
2/13/03	1.77	45,000,000	44,905,400

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
5/7/03	1.37%	$ 15,000,000	$ 14,928,600
General Electric Capital Services, Inc.
5/6/03	1.37	5,000,000	4,976,389
6/4/03	1.37	5,000,000	4,970,911
Household Finance Corp.
1/29/03	1.59	5,000,000	4,993,817
1/30/03	1.59	5,000,000	4,993,596
2/4/03	1.60	5,000,000	4,992,444
2/13/03	1.51	5,000,000	4,991,042
2/19/03	1.58	5,000,000	4,989,315
2/26/03	1.63	5,000,000	4,987,400
3/18/03	1.63	5,000,000	4,982,900
Lloyds TSB Bank PLC
5/5/03	1.35	30,000,000	29,861,533
Montauk Funding Corp.
1/27/03	1.39 (b)	50,000,000	50,000,000
Morgan Stanley
1/2/03	1.39 (b)	30,000,000	30,000,000
Morgan Stanley Dean Witter Australia Finance Ltd.
3/10/03	1.79	10,000,000	9,966,567
New Center Asset Trust
6/3/03	1.36	10,000,000	9,942,625
Newcastle (Discover Card Master Trust)
2/6/03	1.56	5,000,000	4,992,250
2/12/03	1.36	5,000,000	4,992,067
Paradigm Funding LLC
2/4/03	1.37	20,000,000	19,974,122
2/14/03	1.37	25,000,000	24,958,139
Park Avenue Receivables Corp.
1/23/03	1.36	25,000,000	24,979,222
Preferred Receivables Funding Corp.
1/13/03	1.40	5,000,000	4,997,667
1/21/03	1.40	4,426,000	4,422,558
1/28/03	1.36	25,000,000	24,974,500
Sheffield Receivables Corp.
1/21/03	1.40	20,000,000	19,984,444
The Walt Disney Co.
1/28/03	2.01	5,000,000	4,992,500
Windmill Funding Corp.
1/23/03	1.40	10,000,000	9,991,444
3/26/03	1.80	5,000,000	4,979,175
TOTAL COMMERCIAL PAPER			916,563,161
Federal Agencies - 2.7%

Fannie Mae - 2.7%
Discount Notes - 2.7%
5/2/03	1.31	50,000,000	49,781,528
7/25/03	1.33	25,000,000	24,812,083
			74,593,611
Bank Notes - 3.3%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
National City Bank, Indiana
1/13/03	1.36% (b)	$ 15,000,000	$ 14,998,500
2/5/03	1.55	50,000,000	50,000,000
U.S. Bank NA, Cincinnati
1/27/03	1.35 (b)	25,000,000	24,996,431
TOTAL BANK NOTES			89,994,931
Master Notes - 2.4%

General Motors Acceptance Corp. Mortgage Credit
1/2/03	1.89	25,000,000	24,998,691
Goldman Sachs Group, Inc.
2/24/03	1.45 (c)	20,000,000	20,000,000
3/19/03	1.43 (c)	20,000,000	20,000,000
TOTAL MASTER NOTES			64,998,691
Medium-Term Notes - 7.2%

Bank of America NA
2/4/03	1.75 (b)	25,000,000	25,002,212
GE Capital Assurance Co.
1/2/03	1.55 (b)(c)	5,000,000	5,000,000
General Electric Capital Corp.
1/9/03	1.46 (b)	25,000,000	25,000,000
1/17/03	1.45 (b)	20,000,000	20,000,000
1/28/03	1.42 (b)	10,000,000	10,000,000
Harwood Street Funding I LLC
1/21/03	1.54 (a)(b)	10,000,000	10,000,000
Morgan Stanley
1/15/03	1.52 (b)	20,000,000	20,000,000
Sheffield Receivables Corp.
1/21/03	1.39 (b)	5,000,000	5,000,000
1/27/03	1.38 (b)	50,000,000	49,999,285
Verizon Global Funding Corp.
3/17/03	1.66 (b)	30,000,000	30,000,000
TOTAL MEDIUM-TERM NOTES			200,001,497
Short-Term Notes - 2.6%

Jackson National Life Insurance Co.
1/2/03	1.96 (b)(c)	7,000,000	7,000,000
Metropolitan Life Insurance Co.
1/2/03	1.98 (b)(c)	10,000,000	10,000,000
Monumental Life Insurance Co.
1/1/03	1.58 (b)(c)	5,000,000	5,000,000
1/1/03	1.61 (b)(c)	5,000,000	5,000,000
New York Life Insurance Co.
1/2/03	1.94 (b)(c)	30,000,000	30,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Pacific Life Insurance Co.
3/10/03	1.52% (b)(c)	$ 5,000,000	$ 5,000,000
Transamerica Occidental Life Insurance Co.
2/1/03	1.88 (b)(c)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			72,000,000
Repurchase Agreements - 11.9%
	Maturity Amount
In a joint trading account (Collateralized by U.S. Government Obligations dated 12/31/02 due 1/2/03 At 1.25%)	$ 675,047	675,000
With:
Banc of America Securities LLC At 1.39%, dated 12/31/02 due 1/2/03 (Collateralized by Commercial Paper Obligations with principal amounts of $102,252,864, 0% - 1.97%, 1/30/03 - 3/26/03)	100,007,722	100,000,000
Countrywide Securities Corp. At 1.44%, dated 12/27/02 due 1/27/03 (Collateralized by Corporate Obligations with principal amounts of $30,600,000, 0%, 6/25/33)	30,037,200	30,000,000
Goldman Sachs & Co. At 1.41%, dated 12/31/02 due 1/2/03 (Collateralized by Mortgage Loan Obligations with principal amounts of $90,356,910, 0% - 7.229%, 6/15/07 - 12/26/31)	79,006,199	79,000,000
J.P. Morgan Securities, Inc. At 1.43%, dated 12/11/02 due 1/30/03 (Collateralized by Corporate Obligations with principal amounts of $20,735,000, 0% - 7.75%, 12/15/03 - 2/15/31)	20,039,722	20,000,000
Lehman Brothers, Inc. At 1.46%, dated 12/31/02 due 1/2/03 (Collateralized by Equity Securities with shares of 5,787,627)	100,008,111	100,000,000
TOTAL REPURCHASE AGREEMENTS		329,675,000
TOTAL INVESTMENT PORTFOLIO - 100.4%	2,771,422,596
NET OTHER ASSETS - (0.4)%	(10,733,209)
NET ASSETS - 100%	$ 2,760,689,387
Total Cost for Income Tax Purposes $ 2,771,422,596
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,000,000 or 0.4% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Capital Assurance Co. 1.55%, 1/2/03	7/30/02	$ 5,000,000
Goldman Sachs Group, Inc.: 1.43%, 3/19/03	12/19/02	$ 20,000,000
1.45%, 2/24/03	11/25/02	$ 20,000,000
Jackson National Life Insurance Co. 1.96%, 1/2/03	7/6/99	$ 7,000,000
Metropolitan Life Insurance Co. 1.98%, 1/2/03	3/26/02	$ 10,000,000
Monumental Life Insurance Co.: 1.58%, 1/1/03	9/17/98	$ 5,000,000
1.61%, 1/1/03	3/12/99	$ 5,000,000
New York Life Insurance Co. 1.94%, 1/2/03	2/28/02 - 12/19/02	$ 30,000,000
Pacific Life Insurance Co 1.52%, 3/10/03	9/6/02	$ 5,000,000
Transamerica Occidental Life Insurance Co. 1.88%, 2/1/03	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $117,000,000 or 4.2% of net assets.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $329,675,000) - See accompanying schedule		$ 2,771,422,596
Cash		29,380
Receivable for fund shares sold		3,284,987
Interest receivable		2,769,675
Other receivables		100,378
Total assets		2,777,607,016

Liabilities
Payable for fund shares redeemed	$ 16,166,727
Accrued management fee	465,224
Distribution fees payable	10,241
Other payables and accrued expenses	275,437
Total liabilities		16,917,629

Net Assets		$ 2,760,689,387
Net Assets consist of:
Paid in capital		$ 2,760,689,387
Net Assets		$ 2,760,689,387
Initial Class: Net Asset Value, offering price and redemption price per share ($2,705,068,930 ÷ 2,704,967,297 shares)		$ 1.00

Service Class: Net Asset Value, offering price and redemption price per share ($8,016,718 ÷ 8,014,834 shares)		$ 1.00

Service Class 2: Net Asset Value, offering price and redemption price per share ($47,603,739 ÷ 47,603,461 shares)		$ 1.00

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 54,481,860
Expenses
Management fee	$ 5,542,141
Transfer agent fees	1,851,133
Distribution fees	130,688
Accounting fees and expenses	250,943
Non-interested trustees' compensation	9,947
Custodian fees and expenses	58,689
Registration fees	846
Audit	15,350
Legal	11,377
Miscellaneous	203,558
Total expenses before reductions	8,074,672
Expense reductions	(2,912)	8,071,760
Net investment income		46,410,100
Net Realized Gain (Loss) on investment securities		87,888
Net increase in net assets resulting from operations		$ 46,497,988

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income	$ 46,410,100	$ 105,115,032
Net realized gain (loss)	87,888	71,154
Net increase (decrease) in net assets resulting from operations	46,497,988	105,186,186
Distributions to shareholders from net investment income	(46,410,100)	(105,115,032)
Share transactions - net increase (decrease)	(39,187,088)	566,164,645
Total increase (decrease) in net assets	(39,099,200)	566,235,799

Net Assets
Beginning of period	2,799,788,587	2,233,552,788
End of period	$ 2,760,689,387	$ 2,799,788,587
Other Information:
Share Transactions at net asset value of $1.00 per share	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Sold	6,692,494,433	8,278,271	505,243,362
Reinvested	45,541,480	125,174	705,271
Redeemed	(6,786,431,592)	(6,531,366)	(498,612,121)
Net increase (decrease)	(48,395,679)	1,872,079	7,336,512

Share Transactions at net asset value of $1.00 per share	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Sold	6,279,947,605	7,671,735	244,909,763
Reinvested	104,611,787	50,876	452,369
Redeemed	(5,864,593,497)	(1,682,917)	(205,203,076)
Net increase (decrease)	519,965,895	6,039,694	40,159,056

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 45,579,655	$ 125,174	$ 705,271

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 104,611,787	$ 50,876	$ 452,369

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.017	.041	.062	.050	.053
Distributions from net investment income	(.017)	(.041)	(.062)	(.050)	(.053)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A, B	1.69%	4.18%	6.30%	5.17%	5.46%
Ratios to Average Net Assets C
Expenses before expense reductions	.29%	.28%	.33%	.27%	.30%
Expenses net of voluntary waivers, if any	.29%	.28%	.33%	.27%	.30%
Expenses net of all reductions	.29%	.28%	.33%	.27%	.30%
Net investment income	1.68%	3.99%	6.18%	5.06%	5.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,705,069	$ 2,753,379	$ 2,233,342	$ 1,939,491	$ 1,507,489

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.016	.040	.031
Distributions from net investment income	(.016)	(.040)	(.031)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return B, C, D	1.61%	4.10%	3.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.39%	.39%	.47% A
Expenses net of voluntary waivers, if any	.39%	.39%	.45% A
Expenses net of all reductions	.39%	.39%	.45% A
Net investment income	1.58%	3.87%	6.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,017	$ 6,143	$ 103

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.014	.039	.058
Distributions from net investment income	(.014)	(.039)	(.058)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return B, C, D	1.45%	3.96%	5.89%
Ratios to Average Net Assets F
Expenses before expense reductions	.54%	.55%	.96% A
Expenses net of voluntary waivers, if any	.54%	.55%	.60% A
Expenses net of all reductions	.54%	.55%	.60% A
Net investment income	1.43%	3.71%	5.94% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,604	$ 40,267	$ 108

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund. Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds) are funds of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities owned by the Money Market Portfolio are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. For the Money Market Portfolio, dividends are declared daily and paid monthly from net investment income and distributions from realized gains, if any, are recorded on the ex-dividend date. Distributions from net investment income and realized gains are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. There were no significant book-to-tax differences during the period for the Money Market Portfolio. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asset Manager: Growth	$ 339,040,364	$ 12,428,129	$ (55,023,451)	$ (42,595,322)
Balanced	294,671,301	13,682,687	(18,154,607)	(4,471,920)
Growth & Income	1,147,403,981	57,931,281	(176,824,989)	(118,893,708)
Growth Opportunities	665,866,252	58,631,450	(87,477,088)	(28,845,638)
Investment Grade Bond	2,355,612,780	83,696,762	(12,446,054)	71,250,708
Mid Cap	1,407,441,735	121,931,291	(86,579,755)	35,351,536
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward	Total Distributable Earnings
Asset Manager: Growth	$ 8,980,135	$ -	$ (65,872,007)	$ -
Balanced	7,937,519	-	(22,277,782)	-
Growth & Income	12,544,309	-	(156,531,001)	-
Growth Opportunities	4,527,039	-	(296,045,555)	-
Investment Grade Bond	99,462,054	9,272,230	-	179,984,992
Mid Cap	4,871,489	-	(158,631,497)	-

The tax character of distributions paid during the current and prior year was as follows:

Asset Manager: Growth
Ordinary Income	$ 10,416,607	$ 13,343,864
Long-term Capital Gains	-	16,105,049
Total	$ 10,416,607	$ 29,448,913
Balanced
Ordinary Income	8,837,001	10,202,857
Long-term Capital Gains	-	-
Total	$ 8,837,001	$ 10,202,857
Growth & Income
Ordinary Income	15,060,404	15,500,793
Long-term Capital Gains	-	50,237,278
Total	$ 15,060,404	$ 65,738,071
Growth Opportunities
Ordinary Income	8,515,304	4,056,791
Long-term Capital Gains	-	-
Total	$ 8,515,304	$ 4,056,791
Investment Grade Bond
Ordinary Income	58,817,521	42,039,084
Long-term Capital Gains	-	-
Total	$ 58,817,521	$ 42,039,084
Mid Cap
Ordinary Income	10,315,464	-
Long-term Capital Gains	-	-
Total	$ 10,315,464	$ -

Annual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Financing Transactions. To earn additional income, certain funds may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the fund of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the fund's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom a fund sells the security files for bankruptcy or becomes insolvent, the fund's right to repurchase the security may be restricted.

3. Joint Trading Account.

At the end of the period, Investment Grade Bond Portfolio had 20% or more of its total investments in repurchase agreements through a joint trading account. These repurchase agreements were with entities whose creditworthiness has been reviewed and found satisfactory by FMR. The investments in repurchase agreements through the joint trading account are summarized as follows:

Summary of Joint Trading

Dated December 31, 2002, due January 2, 2003	1.25%
Number of dealers or banks	12
Maximum amount with one dealer or bank	22.2%
Aggregate principal amount of agreements	$ 11,264,350,000
Aggregate maturity amount of agreements	$ 11,265,135,254
Aggregate market value of transferred assets	$ 11,496,363,467
Coupon rates of transferred assets	0% to 15.50%
Maturity dates of transferred assets	1/2/03 to 11/1/41

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Money Market Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .30% of the fund's average net assets for Asset Manager: Growth, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios, .20% for Growth & Income Portfolio, and .15% for Balanced Portfolio. The group fee rates averaged .28% for the equity funds and .13% for the fixed-income funds during the period.

For the Money Market Portfolio the management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases. During the period the income-based portion of the management fee was $1,939,725 or an annual rate of .07% of the fund's average net assets.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager: Growth	.58%	|
Balanced	.43%
Growth & Income	.48%
Growth Opportunities	.58%
Investment Grade Bond	.43%
Mid Cap	.58%
Money Market	.20%
Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
Asset Manager: Growth	$ 7,636	$ 11,544	$ 19,180
Balanced	$ 22,742	$ 47,526	$ 70,268
Growth & Income	$ 263,057	$ 269,692	$ 532,749
Growth Opportunities	$ 231,268	$ 110,543	$ 341,811
Investment Grade Bond	$ 661	$ 113,492	$ 114,153
Mid Cap	$ 385,766	$ 893,879	$ 1,279,645
Money Market	$ 7,894	$ 122,794	$ 130,688

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, each class paid FIIOC the following amounts:

Asset Manager: Growth		|
Initial Class	$ 233,643
Service Class	6,127
Service Class 2	5,552
	$ 245,322
Balanced
Initial Class	$ 175,550
Service Class	15,934
Service Class 2	15,004
	$ 206,488
Growth & Income
Initial Class	$ 511,460
Service Class	180,556
Service Class 2	81,160
	$ 773,176
Growth Opportunities
Initial Class	$ 354,735
Service Class	161,640
Service Class 2	39,988
	$ 556,363
Investment Grade Bond
Initial Class	$ 1,163,618
Service Class	485
Service Class 2	35,037
	$ 1,199,140
Mid Cap
Initial Class	$ 391,366
Service Class	269,918
Service Class 2	264,386
	$ 925,670
Money Market
Initial Class	$ 1,812,123
Service Class	5,684
Service Class 2	33,326
	$ 1,851,133

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC) an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager: Growth	$ 333,792
Balanced	$ 782,092
Growth & Income	$ 3,131,572
Growth Opportunities	$ 1,228,020
Investment Grade Bond	$ 2,742,419
Mid Cap	$ 2,571,045

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Money Market Insurance Termination. From January 1, 1999 through December 31, 2001, FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, provided participating funds with limited coverage for certain loss events. Effective January 1, 2002, the insurance coverage was suspended due to significant increases in the cost of reinsurance. Because of the continued high cost of reinsurance, in November 2002, the Board of Trustees approved the termination of FIDFUNDS. As a result, the participating funds are entitled to receive their pro rata share of FIDFUNDS retained earnings. The payment is accounted for as a realized gain in the Statement of Operations.

6. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction
Asset Manager: Growth	$ 133,931	$ 256
Balanced	51,077	1,355
Growth & Income	141,200	932
Growth Opportunities	300,687	318
Investment Grade Bond	-	24,339
Mid Cap	959,143	1,845
Money Market	-	2,912

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR and certain unaffiliated insurance companies each were the owners of record of more than 10% of the total outstanding shares of the following funds:

	FILI %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Asset Manager: Growth	65%	-	-
Balanced	52%	1	33%
Growth & Income	28%	3	53%
Growth Opportunities	16%	1	53%
Investment Grade Bond	56%	-	-
Mid Cap	30%	2	41%
Money Market	58%	-	-

10. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Variable Insurance Products Fund III and Shareholders of Asset Manager: Growth Portfolio, Investment Grade Bond Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities of Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio, (the Funds), funds of Variable Insurance Products Fund II and Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio, (the Funds), funds of Variable Insurance Products Fund III, including the portfolios of investments, as of December 31, 2002 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Asset Manager: Growth Portfolio, Investment Grade Bond Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio as of December 31, 2002 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and Variable Insurance Products Fund III and the Shareholders of Money Market Portfolio and Mid Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, (a fund of Variable Insurance Products Fund) and Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Products Fund and Variable Insurance Products Fund III's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981, 1988, or 1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), VIP Growth & Income (2001), VIP Growth Opportunities (2001), VIP Investment Grade Bond (2001), VIP Mid Cap (2001), and VIP Money Market (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990 or 1994

Trustee of Variable Insurance Products Fund (1990), Variable Insurance Products Fund II (1990), and Variable Insurance Products Fund III (1994). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991 or 1994

Trustee of Variable Insurance Products Fund (1991), Variable Insurance Products Fund II (1991), and Variable Insurance Products Fund III (1994). Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992 or 1994

Trustee of Variable Insurance Products Fund (1992), Variable Insurance Products Fund II (1992), and Variable Insurance Products Fund III (1994). Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987, 1988, or 1994

Trustee of Variable Insurance Products Fund (1987), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993 or 1994

Trustee of Variable Insurance Products Fund (1993), Variable Insurance Products Fund II (1993), and Variable Insurance Products Fund III (1994). Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001 or 2002

Trustee of Variable Insurance Products Fund (2001), Variable Insurance Products Fund II (2001), and Variable Insurance Products Fund III (2002). Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (49)

Year of Election or Appointment: 1997 or 2000

Vice President of VIP Investment Grade Bond (1997) and VIP Money Market (2000). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, and VIP Growth & Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Growth Opportunities and VIP Mid Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth, VIP Balanced, and VIP Investment Grade Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of VIP Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Bettina Doulton (38)

Year of Election or Appointment: 2000

Vice President of VIP Growth Opportunities and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Robert Duby (56)
Year of Election or Appointment: 1997 Vice President of VIP Money Market and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Duby managed a variety of Fidelity funds.
Richard C. Habermann (62)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Charles Mangum (38)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Mark J. Notkin (38)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (40)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, VIP Investment Grade Bond, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (41)

Year of Election or Appointment: 2000 or 2002

Vice President of VIP Balanced (2002) and VIP Growth & Income (2000) and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

John J. Todd (53)

Year of Election or Appointment: 1996

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of VIP Investment Grade Bond and VIP Money Market. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

Name, Age; Principal Occupation
John H. Costello (56)

Year of Election or Appointment: 1986, 1988, 1995, 1996, or 1998

Assistant Treasurer of VIP Asset Manager: Growth (1995), VIP Balanced (1995), VIP Growth & Income (1996), VIP Growth Opportunities (1995), VIP Investment Grade Bond (1988), VIP Mid Cap (1998), and VIP Money Market (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 1996, 1998, or 2000

Assistant Treasurer of VIP Asset Manager: Growth (2000), VIP Balanced (2000), VIP Growth & Income (2000), VIP Growth Opportunities (2000), VIP Investment Grade Bond (1998), VIP Mid Cap (2000), and VIP Money Market (1996). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions - Service Class

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Investment Grade Bond	02/07/03	02/07/03	$0.52	$0.19

Investment Grade Bond hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Balanced	9.35%
Investment Grade Bond	12.34%
Mid Cap	12.30%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager: Growth	32%
Balanced	23%
Growth & Income	84%
Growth Opportunities	100%
Mid Cap	79%

Annual Report

Proxy Voting Results

A special meeting of Variable Insurance Products Fund III shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	3,016,737,746.18	90.176
Against	103,338,598.78	3.089
Abstain	225,319,688.65	6.735
TOTAL	3,345,396,033.61	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	2,957,777,654.30	88.413
Against	157,604,477.15	4.711
Abstain	230,013,902.16	6.876
TOTAL	3,345,396,033.61	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,208,240,398.36	95.900
Withheld	137,155,635.25	4.100
TOTAL	3,345,396,033.61	100.00
Ralph F. Cox
Affirmative	3,203,268,840.31	95.752
Withheld	142,127,193.30	4.248
TOTAL	3,345,396,033.61	100.00
Phyllis Burke Davis
Affirmative	3,204,055,758.47	95.775
Withheld	141,340,275.14	4.225
TOTAL	3,345,396,033.61	100.00
Robert M. Gates
Affirmative	3,208,455,704.41	95.907
Withheld	136,940,329.20	4.093
TOTAL	3,345,396,033.61	100.00
Abigail P. Johnson
Affirmative	3,204,790,536.75	95.797
Withheld	140,605,496.86	4.203
TOTAL	3,345,396,033.61	100.00
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	3,204,067,467.04	95.775
Withheld	141,328,566.57	4.225
TOTAL	3,345,396,033.61	100.00
Donald J. Kirk
Affirmative	3,208,293,679.07	95.902
Withheld	137,102,354.54	4.098
TOTAL	3,345,396,033.61	100.00
Marie L. Knowles
Affirmative	3,209,981,465.59	95.952
Withheld	135,414,568.02	4.048
TOTAL	3,345,396,033.61	100.00
Ned C. Lautenbach
Affirmative	3,210,582,803.06	95.970
Withheld	134,813,230.55	4.030
TOTAL	3,345,396,033.61	100.00
Peter S. Lynch
Affirmative	3,212,042,077.76	96.014
Withheld	133,353,955.85	3.986
TOTAL	3,345,396,033.61	100.00
Marvin L. Mann
Affirmative	3,207,455,151.63	95.877
Withheld	137,940,881.98	4.123
TOTAL	3,345,396,033.61	100.00
William O. McCoy
Affirmative	3,206,906,756.74	95.860
Withheld	138,489,276.87	4.140
TOTAL	3,345,396,033.61	100.00
William S. Stavropoulos
Affirmative	3,208,142,406.18	95.897
Withheld	137,253,627.43	4.103
TOTAL	3,345,396,033.61	100.00
PROPOSAL 4
To eliminate a fundamental investment policy of Growth Opportunities Portfolio.
	# of Votes	% of Votes
Affirmative	555,678,836.76	84.561
Against	38,788,584.86	5.902
Abstain	62,668,277.50	9.537
TOTAL	657,135,699.12	100.00
* Denotes trust-wide proposals and voting results.
PROPOSAL 5
To amend Balanced Portfolio's, Growth Opportunities Portfolio's, and Mid Cap Portfolio's fundamental investment limitation concerning borrowing.
Balanced Portfolio	# of Votes	% of Votes
Affirmative	227,811,020.16	85.963
Against	11,200,498.67	4.227
Abstain	25,997,811.99	9.810
TOTAL	265,009,330.82	100.00
Growth Opportunities Portfolio	# of Votes	% of Votes
Affirmative	563,635,796.66	85.772
Against	34,687,946.36	5.278
Abstain	58,811,956.10	8.950
TOTAL	657,135,699.12	100.00
Mid Cap Portfolio	# of Votes	% of Votes
Affirmative	1,152,923,288.32	84.735
Against	83,828,781.15	6.161
Abstain	123,871,577.64	9.104
TOTAL	1,360,623,647.11	100.00
PROPOSAL 6
To amend Balanced Portfolio's, Growth & Income Portfolio's, Growth Opportunities Portfolio's, and Mid Cap Portfolio's fundamental investment limitation concerning lending.
Balanced Portfolio	# of Votes	% of Votes
Affirmative	231,215,356.17	87.248
Against	10,505,721.30	3.964
Abstain	23,288,253.35	8.788
TOTAL	265,009,330.82	100.00
Growth & Income Portfolio	# of Votes	% of Votes
Affirmative	872,435,667.43	84.941
Against	60,875,055.31	5.926
Abstain	93,801,109.51	9.133
TOTAL	1,027,111,832.25	100.00
Growth Opportunities Portfolio	# of Votes	% of Votes
Affirmative	563,267,599.75	85.716
Against	33,744,917.70	5.135
Abstain	60,123,181.67	9.149
TOTAL	657,135,699.12	100.00
Mid Cap Portfolio	# of Votes	% of Votes
Affirmative	1,174,908,022.06	86.351
Against	76,197,349.43	5.600
Abstain	109,518,275.62	8.049
TOTAL	1,360,623,647.11	100.00

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Asset Manager: Growth, Balanced,
Growth & Income, Growth Opportunities,
and Mid Cap Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager: Growth, Balanced,
Investment Grade Bond, and Money Market Portfolios

Fidelity Management & Research (U.K.) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Investments Japan Limited
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
Investment Grade Bond, and Money Market Portfolios

JPMorgan Chase Bank, New York, NY
Asset Manager: Growth, Balanced,
and Growth & Income Portfolios
Brown Brothers Harriman & Co., Boston, MA
Mid Cap Portfolio

Mellon Bank, N.A., Pittsburgh, PA
Growth Opportunities Portfolio

VIPSCGRP2-ANN-0203 338510
1.768595.101

Fidelity® Variable Insurance Products
Service Class 2

Asset Manager: Growth® Portfolio

Balanced Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Investment Grade Bond Portfolio

Mid Cap Portfolio

Money Market Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Asset Manager: Growth Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Balanced Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Growth & Income Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Growth Opportunities Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Investment Grade Bond Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Mid Cap Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Money Market Portfolio	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch US High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Asset Mgr: Growth - Service Class 2	-15.83%	-1.74%	6.78%
Fidelity Asset Manager: Growth Composite	-13.35%	2.07%	9.49%
S&P 500 ®	-22.10%	-0.59%	10.31%
LB Aggregate Bond	10.26%	7.54%	8.64%
LB 3 Month T-Bill	1.78%	4.52%	4.94%
Variable Annuity Flexible Portfolio Funds Average	-10.32%	1.66%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager: Growth Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset Manager: Growth® Portfolio - Service Class 2 on January 31, 1995, shortly after the fund started. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Asset Manager: Growth Composite Index, the S&P® Index and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with Richard Habermann (right) and Ford O'Neil (left), Co-managers of Asset Manager: Growth Portfolio

Q. How did the fund perform, Dick?

D.H. For the year ending December 31, 2002, the fund trailed both the Fidelity Asset Manager: Growth Composite Index and the Lipper Inc. variable annuity flexible portfolio funds average, which fell 13.35% and 10.32%, respectively.

Q. What affected fund results?

D.H. My asset allocation decisions drove performance. I stayed close to a 70% neutral weighting in equities during the first nine months of the year, given my concerns about business fundamentals and corporate governance issues. Being more cautious on stocks helped as share prices steadily eroded during the spring and summer. Consistent with this cautious stance, I became more heavily weighted in bonds during this time. However, our emphasis on high-yield securities hurt versus the benchmarks. High-yield bonds suffered from widespread credit-quality downgrades and an influx of supply from fallen investment-grade issuers. Despite good credit analysis and reducing the high-yield weighting as market conditions soured, we still lost ground to the all-investment-grade bond allocation in the composite index, which was helped by the flight to quality in Treasuries. We recouped some losses during the fourth quarter when high-yield bonds rebounded on improved demand for riskier assets. Further, we benefited from overweighting stocks as they rallied and then trimming them - largely due to valuation concerns - before the market rolled back over in December.

Q. What drove the fund's equity holdings?

D.H. It was a very challenging year, one where nearly every major equity market sector posted double-digit declines and the Standard & Poor's 500 Index was off 22.10%. Despite some early period weakness, Charles Mangum - who became equity manager in February - worked hard to get back close to even with the index, which he accomplished mainly through strong sector selection. Underweighting technology hardware stocks worked for much of the period, as such stocks as IBM and Intel struggled with high valuations and weak capital spending. Avoiding many of the land mines within the sector also contributed, as did an investment in Dell, which bucked the downtrend. Owning the right telecommunication services stocks also was key, as we avoided the WorldCom disaster and overweighted Qwest Communications and Verizon, both of which snapped back sharply in the fourth quarter. Elsewhere, Cardinal Health boosted returns in health care services, while several of our consumer-related holdings - including Coca-Cola and Alberto-Culver - and diversified financials fared well due to their defensive nature. However, we suffered somewhat from becoming prematurely aggressive during the spring, leaving us without exposure to such solid consumer names as Proctor & Gamble and Anheuser-Busch. Another drag was the fund's stake in pharmaceutical stocks Bristol-Myers Squibb and Schering-Plough, which fell in part due to drug-approval delays. Finally, the fund held a couple of stocks badly hurt by accounting issues, which Charles sold soon after taking over the equity subportfolio, avoiding further damage.

Q. Ford, how did the fixed-income portion of the fund do?

F.O. A favorable interest rate backdrop, spurred by sluggish economic growth, weak corporate profits and slumping stock prices, resulted in strong absolute returns for our investment-grade holdings, which also soundly beat their index. I focused on high-quality mortgage securities with some prepayment protection, which sheltered us from another big refinancing wave, and whose higher yields helped offset the sharp rally in government bonds. We also benefited from missing several prominent corporate issuers that stumbled, while adding exposure to beaten-down BBB-rated bonds that rebounded toward period end. Though they lagged the returns of investment-grade bonds, the fund's high-yield holdings also had a positive return and beat their benchmark. Managed by Mark Notkin, the high-yield subportfolio avoided most major defaults and credit downgrades. It further benefited from Mark's strong security selection, particularly in telecom, as well as his emphasis on higher-rated bonds, which provided a lot of cushion in a difficult environment. Finally, the strategic cash portion of the fund - managed by John Todd - had fairly steady returns to help offset equity market volatility.

Q. What's your outlook, Ford?

F.O. Despite some improvement of late, market sentiment is likely to remain fragile until economic, geopolitical and corporate uncertainty subsides. This uncertainty has led to relatively wide corporate yield spreads and poor equity performance. Since we believe the economy and corporate earnings will improve over the next 12 months - spurred by substantial monetary and fiscal stimulus - we feel the stage is set for high-yield securities to outperform investment-grade bonds and cash. While we're still cautious on equities at period end, there may be opportunities to take advantage of market volatility.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: maximize total return over the long term by allocating assets among stocks, bonds and short-term instruments and other investments

Start date: January 3, 1995

Size: as of December 31, 2002, more than
$294 million

Manager: Richard Habermann and Ford O'Neil, since 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Cardinal Health, Inc.	5.0
Clear Channel Communications, Inc.	4.1
American International Group, Inc.	3.6
General Electric Co.	3.4
Fannie Mae	3.2
19.3
Top Five Market Sectors as of December 31, 2002
(stocks only)	% of fund's net assets
Financials	16.2
Health Care	13.3
Consumer Discretionary	8.9
Industrials	6.3
Information Technology	6.0
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stock Class and Equity Futures	68.8%
Bond Class	26.3%
Short-Term Class	4.9%
* Foreign investments	3.1%

Asset allocation in the pie chart reflects the categorization of assets as defined in the fund's prospectus. Financial Statement categorization conforms to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 67.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.1%
Dana Corp.	21,100	$ 248,136
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	67,700	1,088,616
Household Durables - 0.1%
Leggett & Platt, Inc.	10,100	226,644
Media - 6.0%
AOL Time Warner, Inc. (a)	377,300	4,942,630
Clear Channel Communications, Inc. (a)	323,500	12,063,315
Comcast Corp. Class A (a)	28,176	664,108
		17,670,053
Multiline Retail - 0.2%
Target Corp.	20,400	612,000
Specialty Retail - 2.1%
Home Depot, Inc.	199,200	4,772,832
Lowe's Companies, Inc.	30,900	1,158,750
Office Depot, Inc. (a)	15,200	224,352
		6,155,934
TOTAL CONSUMER DISCRETIONARY		26,001,383
CONSUMER STAPLES - 5.6%
Beverages - 1.6%
PepsiCo, Inc.	62,300	2,630,306
The Coca-Cola Co.	45,500	1,993,810
		4,624,116
Food & Drug Retailing - 1.5%
CVS Corp.	128,600	3,211,142
Safeway, Inc. (a)	51,500	1,203,040
		4,414,182
Food Products - 0.1%
Fresh Del Monte Produce, Inc.	4,200	79,422
McCormick & Co., Inc. (non-vtg.)	4,500	104,400
		183,822
Personal Products - 1.1%
Alberto-Culver Co.:
Class A	35,900	1,744,381
Class B	21,800	1,098,720
Gillette Co.	15,000	455,400
		3,298,501
Tobacco - 1.3%
Philip Morris Companies, Inc.	98,100	3,975,993
TOTAL CONSUMER STAPLES		16,496,614
ENERGY - 5.0%
Energy Equipment & Services - 1.0%
Cooper Cameron Corp. (a)	5,400	269,028
Diamond Offshore Drilling, Inc.	17,100	373,635
ENSCO International, Inc.	8,700	256,215

	Shares	Value (Note 1)
GlobalSantaFe Corp.	25,000	$ 608,000
Halliburton Co.	10,200	190,842
National-Oilwell, Inc. (a)	16,900	369,096
Pride International, Inc. (a)	2,400	35,760
Rowan Companies, Inc.	4,200	95,340
Transocean, Inc.	27,000	626,400
		2,824,316
Oil & Gas - 4.0%
ChevronTexaco Corp.	44,900	2,984,952
ConocoPhillips	122,653	5,935,179
Exxon Mobil Corp.	86,500	3,022,310
		11,942,441
TOTAL ENERGY		14,766,757
FINANCIALS - 16.0%
Banks - 2.3%
Bank of America Corp.	19,700	1,370,529
Bank One Corp.	28,100	1,027,055
Comerica, Inc.	4,100	177,284
FleetBoston Financial Corp.	77,100	1,873,530
Synovus Financial Corp.	28,200	547,080
Wachovia Corp.	46,337	1,688,520
		6,683,998
Diversified Financials - 9.2%
Citigroup, Inc.	229,400	8,072,586
Fannie Mae	144,400	9,289,252
Merrill Lynch & Co., Inc.	142,100	5,392,695
Morgan Stanley	113,200	4,518,944
		27,273,477
Insurance - 4.5%
Allmerica Financial Corp. (a)	31,800	321,180
Allstate Corp.	11,200	414,288
American International Group, Inc.	180,700	10,453,495
Hartford Financial Services Group, Inc.	35,500	1,612,765
Travelers Property Casualty Corp.:
Class A	9,803	143,614
Class B (a)	20,140	295,051
		13,240,393
TOTAL FINANCIALS		47,197,868
HEALTH CARE - 13.2%
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	76,400	2,139,200
Health Care Providers & Services - 5.1%
Cardinal Health, Inc.	247,050	14,622,877
HCA, Inc.	9,800	406,700
		15,029,577
Pharmaceuticals - 7.4%
Bristol-Myers Squibb Co.	66,100	1,530,215
Merck & Co., Inc.	139,400	7,891,434
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	212,000	$ 6,480,840
Pharmacia Corp.	19,900	831,820
Recordati Spa	5,813	94,353
Schering-Plough Corp.	170,200	3,778,440
Wyeth	28,000	1,047,200
		21,654,302
TOTAL HEALTH CARE		38,823,079
INDUSTRIALS - 6.3%
Airlines - 0.1%
Delta Air Lines, Inc.	12,900	156,090
Commercial Services & Supplies - 0.8%
Aramark Corp. Class B	2,100	49,350
ChoicePoint, Inc. (a)	16,300	643,687
First Data Corp.	39,600	1,402,236
Sabre Holdings Corp. Class A (a)	12,300	222,753
		2,318,026
Industrial Conglomerates - 4.7%
General Electric Co.	403,500	9,825,225
Tyco International Ltd.	228,700	3,906,196
		13,731,421
Machinery - 0.4%
Ingersoll-Rand Co. Ltd. Class A	28,900	1,244,434
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.	5,000	130,050
CSX Corp.	5,600	158,536
Norfolk Southern Corp.	25,600	511,744
Union Pacific Corp.	2,900	173,623
		973,953
TOTAL INDUSTRIALS		18,423,924
INFORMATION TECHNOLOGY - 6.0%
Communications Equipment - 0.8%
CIENA Corp. (a)	58,000	298,120
Cisco Systems, Inc. (a)	46,291	606,412
Comverse Technology, Inc. (a)	40,900	409,818
Motorola, Inc.	123,800	1,070,870
Polycom, Inc. (a)	12,800	121,856
		2,507,076
Computers & Peripherals - 1.9%
Dell Computer Corp. (a)	81,500	2,179,310
EMC Corp. (a)	95,000	583,300
Hewlett-Packard Co.	95,800	1,663,088
Sun Microsystems, Inc. (a)	345,000	1,072,950
		5,498,648

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.2%
Solectron Corp. (a)	143,400	$ 509,070
Thermo Electron Corp. (a)	10,700	215,284
		724,354
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	10,000	163,500
Semiconductor Equipment & Products - 1.7%
Altera Corp. (a)	24,100	297,153
Analog Devices, Inc. (a)	27,300	651,651
Applied Materials, Inc. (a)	19,800	257,994
Atmel Corp. (a)	40,000	89,200
Intel Corp.	50,100	780,057
KLA-Tencor Corp. (a)	15,600	551,772
LAM Research Corp. (a)	27,400	295,920
Lattice Semiconductor Corp. (a)	17,100	149,967
Linear Technology Corp.	12,800	329,216
Micron Technology, Inc. (a)	32,000	311,680
Novellus Systems, Inc. (a)	10,600	297,648
Semtech Corp. (a)	12,600	137,592
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	47,300	333,465
United Microelectronics Corp. sponsored ADR (a)	97,980	329,213
Xilinx, Inc. (a)	14,300	294,580
		5,107,108
Software - 1.3%
Activision, Inc. (a)	14,900	217,391
Adobe Systems, Inc.	7,600	188,488
Computer Associates International, Inc.	19,200	259,200
Microsoft Corp. (a)	48,500	2,507,450
Network Associates, Inc. (a)	2,100	33,789
VERITAS Software Corp. (a)	31,300	488,906
		3,695,224
TOTAL INFORMATION TECHNOLOGY		17,695,910
MATERIALS - 0.7%
Chemicals - 0.1%
Dow Chemical Co.	7,700	228,690
Metals & Mining - 0.6%
Alcoa, Inc.	62,500	1,423,750
Ryerson Tull, Inc.	51,900	316,590
		1,740,340
Paper & Forest Products - 0.0%
Bowater, Inc.	4,100	171,995
TOTAL MATERIALS		2,141,025
TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 4.6%
AT&T Corp.	6,820	178,070
BellSouth Corp.	91,800	2,374,866
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
McCaw International Ltd. warrants 4/16/07 (a)(e)	910	$ 0
NTL, Inc. warrants 10/14/08 (a)	427	4
Ono Finance PLC rights 5/31/09 (a)(e)	310	3
Qwest Communications International, Inc. (a)	348,500	1,742,500
SBC Communications, Inc.	136,600	3,703,226
Verizon Communications, Inc.	142,400	5,518,000
		13,516,669
UTILITIES - 1.2%
Electric Utilities - 1.1%
FirstEnergy Corp.	67,500	2,225,475
Southern Co.	29,700	843,183
Wisconsin Energy Corp.	8,200	206,640
		3,275,298
Gas Utilities - 0.1%
NiSource, Inc.	15,700	314,000
TOTAL UTILITIES		3,589,298
TOTAL COMMON STOCKS (Cost $235,251,330)		198,652,527
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Diversified Financials - 0.1%
AES Trust VII $3.00	33,600	447,014
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (e)	530	398
TOTAL CONVERTIBLE PREFERRED STOCKS		447,412
Nonconvertible Preferred Stocks - 0.5%
FINANCIALS - 0.1%
Insurance - 0.1%
American Annuity Group Capital Trust II $88.75	160	165,328
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	175	174,409

	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.0%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	1,273	$ 114,570
Wireless Telecommunication Services - 0.3%
Crown Castle International Corp. $127.50 pay-in-kind	16	11,040
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	1,047	921,360
		932,400
TOTAL TELECOMMUNICATION SERVICES		1,046,970
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,386,707
TOTAL PREFERRED STOCKS (Cost $2,818,197)		1,834,119
Corporate Bonds - 21.1%
	Principal Amount
Convertible Bonds - 1.9%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (e)	$ 270,000	340,430
FINANCIALS - 0.1%
Diversified Financials - 0.1%
IOS Capital LLC 5% 5/1/07 (e)	205,000	179,539
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Total Renal Care Holdings:
7% 5/15/09 (e)	200,000	198,875
7% 5/15/09	210,000	208,819
		407,694
INFORMATION TECHNOLOGY - 1.6%
Communications Equipment - 0.5%
Brocade Communications Systems, Inc. 2% 1/1/07	290,000	203,110
CIENA Corp. 3.75% 2/1/08	520,000	358,800
Juniper Networks, Inc. 4.75% 3/15/07	1,270,000	986,727
		1,548,637
Electronic Equipment & Instruments - 0.7%
Celestica, Inc. liquid yield option note 0% 8/1/20	1,325,000	607,844
Sanmina-SCI Corp.:
0% 9/12/20	795,000	323,963
4.25% 5/1/04	940,000	901,272
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Solectron Corp. liquid yield option note:
0% 5/8/20	$ 75,000	$ 45,938
0% 11/20/20	420,000	206,850
		2,085,867
Semiconductor Equipment & Products - 0.4%
Agere Systems, Inc. 6.5% 12/15/09	270,000	218,384
ASML Holding NV 4.25% 11/30/04 (e)	200,000	171,250
Vitesse Semiconductor Corp. 4% 3/15/05	800,000	632,000
		1,021,634
TOTAL INFORMATION TECHNOLOGY		4,656,138
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc. 5.25% 1/15/10	115,000	82,662
TOTAL CONVERTIBLE BONDS		5,666,463
Nonconvertible Bonds - 19.2%
CONSUMER DISCRETIONARY - 5.1%
Auto Components - 0.3%
Arvin Industries, Inc. 6.75% 3/15/08	100,000	96,250
ArvinMeritor, Inc. 8.75% 3/1/12	155,000	158,875
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	50,000	55,587
Dana Corp. 10.125% 3/15/10	340,000	343,400
Dura Operating Corp. 8.625% 4/15/12	140,000	141,400
Stoneridge, Inc. 11.5% 5/1/12	10,000	9,550
		805,062
Hotels, Restaurants & Leisure - 1.7%
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	120,000	128,100
Domino's, Inc. 10.375% 1/15/09	150,000	162,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	520,000	540,800
Hilton Hotels Corp.:
7.625% 12/1/12	150,000	149,250
8.25% 2/15/11	195,000	201,825

	Principal Amount	Value (Note 1)
Horseshoe Gaming LLC 8.625% 5/15/09	$ 515,000	$ 543,325
International Game Technology 8.375% 5/15/09	120,000	132,600
MGM Mirage, Inc. 8.5% 9/15/10	175,000	192,500
Penn National Gaming, Inc. 8.875% 3/15/10	390,000	397,800
Station Casinos, Inc. 8.375% 2/15/08	760,000	805,600
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	360,000	368,100
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	80,000	85,200
8.875% 4/15/11	510,000	553,350
Wheeling Island Gaming, Inc. 10.125% 12/15/09	310,000	310,775
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	290,000	291,450
		4,862,675
Household Durables - 0.4%
Beazer Homes USA, Inc.:
8.625% 5/15/11	250,000	257,500
8.875% 4/1/08	55,000	56,925
Champion Home Builders Co. 11.25% 4/15/07	85,000	70,975
D.R. Horton, Inc. 8% 2/1/09	200,000	200,000
KB Home 8.625% 12/15/08	180,000	188,100
Lennar Corp. 7.625% 3/1/09	150,000	155,250
Ryland Group, Inc. 9.125% 6/15/11	220,000	233,200
Standard Pacific Corp. 9.25% 4/15/12	120,000	116,400
		1,278,350
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	330,000	336,600
Media - 2.6%
AMC Entertainment, Inc.:
9.5% 2/1/11	195,000	192,075
9.875% 2/1/12	130,000	128,050
American Media Operations, Inc. 10.25% 5/1/09	270,000	278,775
AOL Time Warner, Inc. 5.625% 5/1/05	100,000	102,259
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	$ 110,000	$ 118,800
Chancellor Media Corp. 8% 11/1/08	210,000	226,800
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (d)	110,000	31,900
0% 4/1/11 (d)	580,000	200,100
0% 5/15/11 (d)	230,000	57,500
10% 4/1/09	425,000	187,000
10.75% 10/1/09	385,000	169,400
Corus Entertainment, Inc. 8.75% 3/1/12	490,000	519,400
CSC Holdings, Inc.:
7.625% 4/1/11	400,000	377,000
7.625% 7/15/18	90,000	79,200
7.875% 2/15/18	35,000	30,800
EchoStar DBS Corp.:
9.125% 1/15/09	400,000	419,000
9.375% 2/1/09	770,000	808,500
10.375% 10/1/07	345,000	369,150
Entravision Communications Corp. 8.125% 3/15/09	370,000	388,500
Lamar Media Corp.:
7.25% 1/1/13 (e)	80,000	81,000
8.625% 9/15/07	30,000	31,388
LBI Media, Inc. 10.125% 7/15/12 (e)	240,000	250,800
News America Holdings, Inc. 7.75% 12/1/45	100,000	98,278
Nextmedia Operating, Inc. 10.75% 7/1/11	210,000	220,500
PanAmSat Corp.:
6.125% 1/15/05	150,000	146,250
6.375% 1/15/08	230,000	220,800
Penton Media, Inc. 11.875% 10/1/07	145,000	120,350
Quebecor Media, Inc. 11.125% 7/15/11	10,000	9,200
Radio One, Inc. 8.875% 7/1/11	605,000	648,863
Regal Cinemas Corp. 9.375% 2/1/12	335,000	355,100
TCI Communications, Inc. 9.8% 2/1/12	150,000	180,303
Telewest PLC yankee:
9.625% 10/1/06 (c)	565,000	101,700

	Principal Amount	Value (Note 1)
11% 10/1/07 (c)	$ 355,000	$ 65,675
Yell Finance BV 10.75% 8/1/11	375,000	412,500
		7,626,916
Specialty Retail - 0.0%
Hollywood Entertainment Corp. 9.625% 3/15/11	70,000	70,700
TOTAL CONSUMER DISCRETIONARY		14,980,303
CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Constellation Brands, Inc. 8.125% 1/15/12	205,000	212,175
Food & Drug Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	65,000	71,250
Rite Aid Corp.:
6.125% 12/15/08 (e)	225,000	166,500
7.125% 1/15/07	65,000	53,950
		291,700
Food Products - 0.5%
Chiquita Brands International, Inc. 10.56% 3/15/09	130,000	132,600
Corn Products International, Inc.:
8.25% 7/15/07	335,000	336,675
8.45% 8/15/09	30,000	30,225
Dean Foods Co.:
6.625% 5/15/09	50,000	49,500
6.9% 10/15/17	40,000	36,400
8.15% 8/1/07	331,000	346,723
Del Monte Corp.:
8.625% 12/15/12 (e)	190,000	193,800
9.25% 5/15/11	70,000	72,800
Dole Food Co., Inc. 7.25% 5/1/09	180,000	172,800
Michael Foods, Inc. 11.75% 4/1/11	20,000	22,200
		1,393,723
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07	60,000	56,400
Personal Products - 0.2%
Revlon Consumer Products Corp. 12% 12/1/05	560,000	537,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.0%
Philip Morris Companies, Inc. 7% 7/15/05	$ 70,000	$ 76,032
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	30,000	31,300
		107,332
TOTAL CONSUMER STAPLES		2,598,930
ENERGY - 1.2%
Energy Equipment & Services - 0.2%
DI Industries, Inc. 8.875% 7/1/07	230,000	235,750
Grant Prideco, Inc.:
9% 12/15/09 (e)	50,000	52,250
9.625% 12/1/07	210,000	222,600
Key Energy Services, Inc. 8.375% 3/1/08	100,000	104,750
		615,350
Oil & Gas - 1.0%
Chesapeake Energy Corp.:
8.125% 4/1/11	195,000	200,850
8.5% 3/15/12	175,000	181,125
Encore Acquisition Co. 8.375% 6/15/12 (e)	245,000	254,800
Forest Oil Corp. 8% 12/15/11	120,000	126,300
Pemex Project Funding Master Trust 7.875% 2/1/09 (e)	100,000	107,500
Petro-Canada yankee 7% 11/15/28	50,000	51,278
Plains All American Pipeline LP 7.75% 10/15/12 (e)	120,000	124,200
Plains Exploration & Production Co. LP 8.75% 7/1/12 (e)	390,000	403,650
Teekay Shipping Corp. 8.875% 7/15/11	625,000	640,625
The Coastal Corp.:
6.2% 5/15/04	80,000	68,800
6.5% 5/15/06	130,000	105,300
6.95% 6/1/28	15,000	9,600
7.5% 8/15/06	75,000	61,500
7.75% 6/15/10	260,000	204,100
7.75% 10/15/35	15,000	9,900
7.75% 10/15/35	125,000	82,500
9.625% 5/15/12	65,000	52,650

	Principal Amount	Value (Note 1)
Valero Energy Corp. 6.875% 4/15/12	$ 25,000	$ 26,035
Vintage Petroleum, Inc. 8.25% 5/1/12	230,000	238,050
		2,948,763
TOTAL ENERGY		3,564,113
FINANCIALS - 2.3%
Banks - 0.1%
BankBoston Corp. 6.625% 2/1/04	20,000	20,841
Fleet Financial Group, Inc. 7.125% 4/15/06	40,000	44,306
MBNA America Bank NA 6.625% 6/15/12	30,000	30,579
MBNA Corp. 7.5% 3/15/12	45,000	48,379
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (h)	50,000	57,871
7.816% 11/29/49	100,000	112,848
		314,824
Diversified Financials - 1.9%
AES Drax Holdings Ltd. 10.41% 12/31/20	270,000	151,200
Ahmanson Capital Trust I 8.36% 12/1/26 (e)	25,000	27,406
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	70,000	51,100
American General Finance Corp. 5.875% 7/14/06	100,000	107,646
Amvescap PLC yankee 5.9% 1/15/07	25,000	26,521
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	130,000	134,875
Capital One Financial Corp. 7.125% 8/1/08	100,000	92,609
Chukchansi Economic Development Authority 14.5% 6/15/09 (e)	125,000	125,625
CIT Group, Inc. 7.75% 4/2/12	30,000	33,695
Citigroup, Inc. 5.625% 8/27/12	70,000	73,604
Continental Airlines, Inc. pass thru trust certificates 6.795% 8/2/18	177,552	115,409
Countrywide Home Loans, Inc. 5.5% 8/1/06	80,000	85,064
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	20,000	21,375
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	$ 20,000	$ 19,979
7.57% 11/18/10	35,000	34,964
7.779% 11/18/05	25,000	20,000
7.92% 5/18/12	245,000	204,298
10.06% 1/2/16	80,000	64,000
Details Capital Corp. 12.5% 11/15/07	85,000	79,900
Deutsche Telekom International Finance BV:
8.25% 6/15/05	50,000	54,670
8.75% 6/15/30	50,000	57,758
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	215,000	197,800
10.625% 12/1/12 (e)	60,000	61,500
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	30,000	31,500
Ford Motor Credit Co. 7.5% 3/15/05	140,000	142,837
General Electric Capital Corp. 6% 6/15/12	65,000	70,179
General Motors Acceptance Corp.:
6.75% 1/15/06	40,000	41,425
6.875% 9/15/11	60,000	59,836
Goldman Sachs Group, Inc. 6.6% 1/15/12	125,000	138,124
Household Finance Corp.:
6.375% 10/15/11	15,000	15,683
6.5% 1/24/06	40,000	42,597
7% 5/15/12	5,000	5,476
J.P. Morgan Chase & Co. 5.35% 3/1/07	50,000	52,890
Lehman Brothers Holdings, Inc. 6.25% 5/15/06	50,000	54,667
Merrill Lynch & Co., Inc. 4% 11/15/07	100,000	101,020
Morgan Stanley 6.6% 4/1/12	40,000	44,333
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	80,000	84,088
NiSource Finance Corp. 7.875% 11/15/10	80,000	87,922
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	100,100	85,718

	Principal Amount	Value (Note 1)
7.248% 7/2/14	$ 128,720	$ 64,360
7.575% 3/1/19	82,320	78,204
7.691% 4/1/17	20,000	16,000
7.95% 9/1/16	19,053	15,242
8.304% 9/1/10	108,557	75,990
Petronas Capital Ltd. 7% 5/22/12 (e)	80,000	87,950
PTC International Finance BV yankee 10.75% 7/1/07	161,000	167,440
PTC International Finance II SA yankee 11.25% 12/1/09	345,000	365,700
Qwest Capital Funding, Inc.:
5.875% 8/3/04	150,000	129,000
7% 8/3/09	170,000	113,900
7.25% 2/15/11	440,000	290,400
7.625% 8/3/21	50,000	29,250
7.75% 8/15/06	130,000	93,600
7.9% 8/15/10	100,000	67,000
R. H. Donnelley Finance Corp. I 8.875% 12/15/10 (e)	80,000	85,600
SESI LLC 8.875% 5/15/11	30,000	30,600
Sprint Capital Corp. 6.875% 11/15/28	75,000	60,375
TXU Eastern Funding yankee 6.75% 5/15/09 (c)	120,000	11,400
U.S. Airways pass thru trust certificates 6.85% 7/30/19	59,124	47,299
U.S. West Capital Funding, Inc.:
6.25% 7/15/05	320,000	256,000
6.375% 7/15/08	75,000	48,000
6.5% 11/15/18	50,000	26,500
6.875% 7/15/28	535,000	304,950
Verizon Wireless Capital LLC 5.375% 12/15/06	50,000	52,234
		5,416,287
Insurance - 0.0%
MetLife, Inc. 5.375% 12/15/12	10,000	10,330
Principal Life Global Funding I 6.25% 2/15/12 (e)	25,000	26,500
		36,830
Real Estate - 0.3%
Boston Properties, Inc. 6.25% 1/15/13 (e)	30,000	30,462
CenterPoint Properties Trust 6.75% 4/1/05	100,000	107,618
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	320,000	330,400
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
Duke Realty LP New 6.875% 3/15/05	$ 100,000	$ 107,128
EOP Operating LP 7.75% 11/15/07	50,000	56,708
Regency Centers LP 6.75% 1/15/12	45,000	48,589
Senior Housing Properties Trust 8.625% 1/15/12	245,000	241,325
		922,230
TOTAL FINANCIALS		6,690,171
HEALTH CARE - 0.9%
Health Care Equipment & Supplies - 0.2%
ALARIS Medical Systems, Inc. 11.625% 12/1/06	245,000	275,625
Fisher Scientific International, Inc.:
8.125% 5/1/12	140,000	144,200
9% 2/1/08	30,000	31,275
		451,100
Health Care Providers & Services - 0.5%
Alderwoods Group, Inc. 11% 1/2/07	216,400	215,859
Fountain View, Inc. 11.25% 4/15/08 (c)	460,000	276,000
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11	30,000	28,800
PacifiCare Health Systems, Inc. 10.75% 6/1/09	235,000	250,863
Stewart Enterprises, Inc. 10.75% 7/1/08	110,000	121,550
Tenet Healthcare Corp.:
5.375% 11/15/06	35,000	31,850
6.375% 12/1/11	70,000	64,400
6.5% 6/1/12	85,000	78,625
Triad Hospitals, Inc. 8.75% 5/1/09	375,000	401,250
Unilab Corp. 12.75% 10/1/09	97,000	113,490
		1,582,687

	Principal Amount	Value (Note 1)
Pharmaceuticals - 0.2%
aaiPharma, Inc. 11% 4/1/10	$ 160,000	$ 160,000
Biovail Corp. yankee 7.875% 4/1/10	320,000	321,600
		481,600
TOTAL HEALTH CARE		2,515,387
INDUSTRIALS - 1.8%
Aerospace & Defense - 0.3%
Alliant Techsystems, Inc. 8.5% 5/15/11	395,000	426,600
BE Aerospace, Inc.:
8.875% 5/1/11	235,000	171,550
9.5% 11/1/08	25,000	19,250
Raytheon Co. 6.75% 8/15/07	125,000	138,609
Transdigm, Inc. 10.375% 12/1/08	220,000	221,100
		977,109
Airlines - 0.0%
Delta Air Lines, Inc.:
8.3% 12/15/29	140,000	77,000
8.54% 1/2/07	52,729	39,547
		116,547
Commercial Services & Supplies - 0.7%
Allied Waste North America, Inc.:
7.625% 1/1/06	495,000	495,000
7.875% 1/1/09	40,000	39,700
8.875% 4/1/08	390,000	397,800
American Color Graphics, Inc. 12.75% 8/1/05	210,000	207,900
Browning-Ferris Industries, Inc. 6.375% 1/15/08	220,000	194,700
Iron Mountain, Inc.:
8.25% 7/1/11	125,000	128,750
8.625% 4/1/13	10,000	10,450
JohnsonDiversey, Inc. 9.625% 5/15/12 (e)	295,000	309,750
Pierce Leahy Command Co. yankee 8.125% 5/15/08	55,000	56,238
World Color Press, Inc.:
7.75% 2/15/09	220,000	220,000
8.375% 11/15/08	30,000	30,450
		2,090,738
Industrial Conglomerates - 0.2%
Tyco International Group SA:
6.125% 11/1/08	15,000	14,025
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tyco International Group SA: - continued
yankee:
6.375% 10/15/11	$ 335,000	$ 313,225
6.75% 2/15/11	100,000	94,500
		421,750
Machinery - 0.1%
AGCO Corp. 9.5% 5/1/08	60,000	64,800
Cummins, Inc. 9.5% 12/1/10 (e)	80,000	84,800
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	55,000	56,100
		205,700
Marine - 0.1%
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	170,000	130,900
10.25% 11/15/06	320,000	201,600
		332,500
Road & Rail - 0.4%
Kansas City Southern Railway Co.:
7.5% 6/15/09	410,000	430,500
9.5% 10/1/08	40,000	43,900
TFM SA de CV yankee 11.75% 6/15/09	710,000	699,350
		1,173,750
TOTAL INDUSTRIALS		5,318,094
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.0%
L-3 Communications Corp.:
7.625% 6/15/12	55,000	56,925
8% 8/1/08	10,000	10,375
8.5% 5/15/08	20,000	20,800
Motorola, Inc. 8% 11/1/11	25,000	25,875
		113,975
Computers & Peripherals - 0.1%
Compaq Computer Corp. 7.65% 8/1/05	40,000	43,724
Hewlett-Packard Co. 6.5% 7/1/12	65,000	72,138
Seagate Technology HDD Holdings 8% 5/15/09 (e)	180,000	183,600
		299,462

	Principal Amount	Value (Note 1)
Electronic Equipment & Instruments - 0.2%
Flextronics International Ltd. yankee 9.875% 7/1/10	$ 260,000	$ 280,800
Sanmina-SCI Corp. 10.375% 1/15/10 (e)	140,000	141,400
		422,200
Semiconductor Equipment & Products - 0.3%
Fairchild Semiconductor Corp. 10.5% 2/1/09	80,000	86,800
Micron Technology, Inc. 6.5% 9/30/05 (i)	1,000,000	865,000
		951,800
TOTAL INFORMATION TECHNOLOGY		1,787,437
MATERIALS - 1.8%
Chemicals - 0.3%
Compass Minerals Group, Inc. 10% 8/15/11	250,000	273,750
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (e)	120,000	84,000
Huntsman International LLC 9.875% 3/1/09	275,000	281,875
Lyondell Chemical Co.:
9.5% 12/15/08	115,000	104,650
9.625% 5/1/07	115,000	109,538
9.875% 5/1/07	80,000	76,800
11.125% 7/15/12	60,000	58,500
		989,113
Containers & Packaging - 0.7%
BWAY Corp. 10% 10/15/10 (e)	60,000	62,250
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (e)	165,000	169,950
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (e)	145,000	146,813
8.875% 2/15/09	435,000	448,050
Owens-Illinois, Inc.:
7.15% 5/15/05	190,000	183,825
7.5% 5/15/10	70,000	64,575
7.8% 5/15/18	30,000	24,900
7.85% 5/15/04	170,000	166,175
8.1% 5/15/07	150,000	145,500
Packaging Corp. of America 9.625% 4/1/09	175,000	189,000
Riverwood International Corp. 10.625% 8/1/07	275,000	283,250
Sealed Air Corp. 6.95% 5/15/09 (e)	320,000	332,800
		2,217,088
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - 0.6%
Freeport-McMoRan Copper & Gold, Inc. 7.2% 11/15/26	$ 575,000	$ 560,625
Luscar Coal Ltd. 9.75% 10/15/11	200,000	215,000
P&L Coal Holdings Corp. 8.875% 5/15/08	300,000	315,000
Phelps Dodge Corp.:
8.75% 6/1/11	155,000	160,425
9.5% 6/1/31	240,000	243,600
Salt Holdings Corp., Inc. 0% 12/15/12 (d)(e)	230,000	124,200
Steel Dynamics, Inc. 9.5% 3/15/09	35,000	36,750
		1,655,600
Paper & Forest Products - 0.2%
Georgia-Pacific Corp.:
7.5% 5/15/06	30,000	28,200
8.125% 5/15/11	100,000	94,000
Norske Skog Canada Ltd. 8.625% 6/15/11	40,000	40,400
Stone Container Corp.:
8.375% 7/1/12	170,000	174,463
9.75% 2/1/11	205,000	219,350
Weyerhaeuser Co. 6.75% 3/15/12	25,000	27,258
		583,671
TOTAL MATERIALS		5,445,472
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 0.9%
AT&T Corp. 6.5% 3/15/13	95,000	95,297
Citizens Communications Co.:
8.5% 5/15/06	100,000	110,740
8.5% 5/15/06	70,000	77,518
Diamond Cable Communications PLC yankee:
10.75% 2/15/07 (c)	555,000	49,950
11.75% 12/15/05 (c)	345,000	31,050
France Telecom SA 9.25% 3/1/11	50,000	57,814
NTL Communications Corp.:
0% 10/1/08 (c)(d)	660,000	59,400
11.5% 10/1/08 (c)	390,000	35,100
NTL, Inc. 0% 4/1/08 (c)(d)	115,000	11,500

	Principal Amount	Value (Note 1)
Pacific Northwest Bell Telephone Co. 4.5% 4/1/03	$ 35,000	$ 32,375
Qwest Corp. 8.875% 3/15/12 (e)	310,000	300,700
Rogers Cantel, Inc. yankee 9.375% 6/1/08	170,000	159,800
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	55,000	58,232
Telefonos de Mexico SA de CV 8.25% 1/26/06	100,000	109,500
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (c)	5,000	113
Telewest Communications PLC yankee:
9.875% 2/1/10 (c)	185,000	33,300
11.25% 11/1/08 (c)	190,000	34,200
TELUS Corp. yankee 8% 6/1/11	100,000	96,000
Tritel PCS, Inc. 0% 5/15/09 (d)	374,000	349,690
U.S. West Communications:
7.2% 11/1/04	165,000	156,750
7.2% 11/10/26	55,000	42,900
7.25% 9/15/25	60,000	47,700
Verizon New York, Inc.:
6.875% 4/1/12	50,000	56,169
7.375% 4/1/32	25,000	28,909
WorldCom, Inc.:
7.5% 5/15/11 (c)	1,440,000	331,200
8.25% 5/15/31 (c)	435,000	100,050
		2,465,957
Wireless Telecommunication Services - 0.9%
American Tower Corp. 9.375% 2/1/09	190,000	150,100
AT&T Wireless Services, Inc.:
7.875% 3/1/11	25,000	25,125
8.75% 3/1/31	60,000	58,800
Crown Castle International Corp.:
9.5% 8/1/11	35,000	28,175
10.75% 8/1/11	110,000	95,700
Millicom International Cellular SA yankee 13.5% 6/1/06	220,000	105,600
Nextel Communications, Inc.:
0% 2/15/08 (d)	160,000	144,000
9.375% 11/15/09	40,000	36,200
9.5% 2/1/11	35,000	31,500
9.75% 10/31/07	1,125,000	1,029,375
Orange PLC yankee 9% 6/1/09	395,000	414,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Rogers Wireless, Inc. 9.625% 5/1/11	$ 320,000	$ 302,400
TeleCorp PCS, Inc.:
0% 4/15/09 (d)	245,000	229,075
10.625% 7/15/10	88,000	95,480
		2,746,280
TOTAL TELECOMMUNICATION SERVICES		5,212,237
UTILITIES - 2.8%
Electric Utilities - 1.6%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (e)	35,000	22,400
Avon Energy Partners Holdings 6.46% 3/4/08 (e)	130,000	113,100
CMS Energy Corp.:
7.5% 1/15/09	160,000	136,800
8.375% 7/1/03	305,000	297,375
8.9% 7/15/08	30,000	25,500
9.875% 10/15/07	265,000	241,150
Dominion Resources, Inc. 6.25% 6/30/12	35,000	37,023
Duke Capital Corp. 6.75% 2/15/32	5,000	3,913
Edison International 6.875% 9/15/04	390,000	364,650
FirstEnergy Corp. 6.45% 11/15/11	65,000	64,665
Illinois Power Co.:
7.5% 6/15/09	60,000	49,200
11.5% 12/15/10 (e)	140,000	135,100
Israel Electric Corp. Ltd. 7.75% 12/15/27 (e)	30,000	27,147
Nevada Power Co. 10.875% 10/15/09 (e)	90,000	90,000
Oncor Electric Delivery Co.:
7% 9/1/22 (e)	275,000	256,412
7.25% 1/15/33 (e)	125,000	127,688
Pacific Gas & Electric Co.:
6.75% 10/1/23	105,000	96,600
7.05% 3/1/24	55,000	51,150
9.625% 11/1/05 (e)	430,000	421,400
PSI Energy, Inc. 6.65% 6/15/06	75,000	80,547
Public Service Co. of Colorado 7.875% 10/1/12 (e)	25,000	27,907

	Principal Amount	Value (Note 1)
Reliant Energy Resources Corp.:
7.75% 2/15/11	$ 80,000	$ 67,200
8.125% 7/15/05	50,000	46,079
8.125% 7/15/05	410,000	377,851
Sierra Pacific Power Co. 8% 6/1/08	255,000	239,700
Southern California Edison Co.:
7.125% 7/15/25	20,000	18,550
7.25% 3/1/26	50,000	46,375
7.625% 1/15/10	120,000	112,800
8.95% 11/3/03	350,000	346,500
TECO Energy, Inc.:
7% 5/1/12	45,000	37,800
10.5% 12/1/07 (e)	230,000	225,400
Texas Utilities Co. 6.375% 1/1/08	75,000	67,125
TXU Corp. 6.375% 6/15/06	375,000	343,125
		4,598,232
Gas Utilities - 0.5%
CMS Panhandle Holding Co. 6.5% 7/15/09	175,000	168,000
Consolidated Natural Gas Co. 6.85% 4/15/11	25,000	27,908
El Paso Energy Corp.:
6.75% 5/15/09	125,000	86,250
7.375% 12/15/12	10,000	6,700
8.05% 10/15/30	40,000	24,800
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	25,000	28,032
7.3% 8/15/33	50,000	53,603
Noram Energy Corp. 6.5% 2/1/08	75,000	63,000
Northwest Pipeline Corp. 6.625% 12/1/07	80,000	74,400
Panhandle Eastern Pipe Line Co.:
7.2% 8/15/24	30,000	27,000
8.25% 4/1/10	70,000	67,550
Sempra Energy 7.95% 3/1/10	25,000	28,507
Southern Natural Gas Co.:
7.35% 2/15/31	310,000	258,850
8% 3/1/32	10,000	8,750
Tennessee Gas Pipeline Co.:
6% 12/15/11	10,000	8,400
7% 10/15/28	20,000	15,400
Transcontinental Gas Pipe Line:
6.125% 1/15/05	100,000	93,000
6.25% 1/15/08	215,000	191,350
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Gas Utilities - continued
Transcontinental Gas Pipe Line: - continued
8.875% 7/15/12 (e)	$ 205,000	$ 205,000
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	40,000	27,800
		1,464,300
Multi-Utilities & Unregulated Power - 0.7%
AES Corp. 9.5% 6/1/09	345,000	207,000
El Paso Corp.:
7% 5/15/11	195,000	132,600
7.875% 6/15/12 (e)	290,000	203,000
Western Resources, Inc.:
6.875% 8/1/04	105,000	96,600
7.875% 5/1/07	395,000	400,925
9.75% 5/1/07	335,000	308,200
Williams Companies, Inc.:
6.625% 11/15/04	140,000	104,300
6.75% 1/15/06	180,000	125,100
7.125% 9/1/11	25,000	16,375
7.125% 9/1/11	615,000	402,825
7.5% 1/15/31	35,000	21,875
7.625% 7/15/19	125,000	78,750
8.125% 3/15/12 (e)	195,000	132,600
		2,230,150
TOTAL UTILITIES		8,292,682
TOTAL NONCONVERTIBLE BONDS		56,404,826
TOTAL CORPORATE BONDS (Cost $63,478,344)		62,071,289
U.S. Government and Government Agency Obligations - 2.1%

U.S. Government Agency Obligations - 0.6%
Fannie Mae:
4.75% 1/2/07	125,000	132,596
5% 1/15/07	686,000	743,593
5.25% 4/15/07	435,000	476,232
6.25% 2/1/11	65,000	72,741
Freddie Mac:
5.75% 1/15/12	150,000	166,905
5.875% 3/21/11	205,000	224,822
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		1,816,889

	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 1.5%
U.S. Treasury Bills, yield at date of purchase 1.38% to 1.54% 1/9/03 to 1/30/03 (g)	$ 900,000	$ 899,525
U.S. Treasury Bonds:
6.25% 5/15/30	645,000	771,859
6.625% 2/15/27	50,000	61,770
8% 11/15/21	364,000	507,183
U.S. Treasury Notes:
3.375% 4/30/04	1,275,000	1,309,514
6.5% 2/15/10	620,000	741,093
7% 7/15/06	81,000	93,913
TOTAL U.S. TREASURY OBLIGATIONS		4,384,857
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $6,026,279)		6,201,746
U.S. Government Agency - Mortgage Securities - 2.7%

Fannie Mae - 2.2%
5.5% 1/1/33 (f)	1,000,000	1,020,626
6% 4/1/13 to 1/1/29	608,158	639,210
6% 1/1/33 (f)	1,688,252	1,746,286
6.5% 5/1/17 to 8/1/32	1,940,362	2,028,468
6.5% 1/1/33 (f)	792,049	824,969
7.5% 5/1/24 to 2/1/28	155,241	165,816
TOTAL FANNIE MAE		6,425,375
Freddie Mac - 0.0%
7.5% 8/1/28	42,107	45,061
Government National Mortgage Association - 0.5%
6.5% 8/15/27	330,555	347,823
7% 7/15/28 to 7/15/32	671,706	712,652
7.5% 1/15/26 to 8/15/28	285,725	305,255
8.5% 11/15/30	55,080	59,767
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		1,425,497
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $7,639,890)		7,895,933
Asset-Backed Securities - 0.1%
	Principal Amount	Value (Note 1)
CIT Marine Trust 5.8% 4/15/10	$ 21,451	$ 21,633
DaimlerChrysler Auto Trust 5.16% 1/6/05	130,000	132,050
Ford Credit Auto Owner Trust 5.71% 9/15/05	35,000	36,744
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	125,000	133,965
Sears Credit Account Master Trust II 7.5% 11/15/07	50,000	52,045
UAF Auto Grantor Trust 6.1% 6/15/04 (e)	6,914	6,956
TOTAL ASSET-BACKED SECURITIES (Cost $369,005)		383,393
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 6.7825% 12/29/25 (e)(h)	37,571	17,648
U.S. Government Agency - 0.1%
Fannie Mae:
planned amortization class Series 1999-54 Class PH, 6.5% 11/18/29	100,000	107,018
REMIC planned amortization class Series 1999-57 Class PH, 6.5% 12/25/29	100,000	105,230
TOTAL U.S. GOVERNMENT AGENCY		212,248
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $205,227)		229,896
Commercial Mortgage Securities - 0.6%

Asset Securitization Corp. sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	125,695	138,295
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	91,372	99,397
Class B, 7.48% 2/1/08	80,000	90,204

	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 5/17/40	$ 15,000	$ 16,308
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	140,000	146,606
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9992% 4/29/39 (e)(h)	320,000	274,300
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (c)(e)(h)	250,000	0
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (e)	250,000	259,219
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (h)	45,000	43,144
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (e)	100,000	93,469
LTC Commercial Mortgage pass thru certificates:
sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (e)	68,093	68,689
Series 1996-1 Class E, 9.16% 4/15/28	500,000	335,625
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	25,882	26,299
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 11/15/07 (e)	140,000	152,775
Class E2, 7.224% 11/15/07 (e)	100,000	107,688
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,162,214)		1,852,018
Foreign Government and Government Agency Obligations - 0.1%

Chilean Republic:
6.875% 4/28/09	50,000	54,649
7.125% 1/11/12	40,000	45,300
Malaysian Government 7.5% 7/15/11	25,000	28,922
Foreign Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
Polish Government 6.25% 7/3/12	$ 50,000	$ 55,500
United Mexican States 9.875% 2/1/10	80,000	98,208
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $249,364)		282,579
Floating Rate Loans - 0.2%

FINANCIALS - 0.1%
Diversified Financials - 0.1%
Olympus Cable Holdings LLC Tranche B term loan 6.25% 9/30/10 (f)(h)	355,000	287,550
UTILITIES - 0.1%
Electric Utilities - 0.1%
Centerpoint Energy House Elec. LLC term loan 12.75% 11/11/05 (h)	130,000	137,800
TOTAL FLOATING RATE LOANS (Cost $417,063)		425,350
Money Market Funds - 5.6%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	16,481,571	16,481,571
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	134,621	134,621
TOTAL MONEY MARKET FUNDS (Cost $16,616,192)		16,616,192
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $335,233,105)		296,445,042
NET OTHER ASSETS - (0.7)%		(1,998,219)
NET ASSETS - 100%		$ 294,446,823
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
10 S&P 500 Index Contracts	March 2003	$ 2,197,250	$ (68,184)

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,878,199 or 2.7% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $173,934.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
U.S. Governments	4.6%
AAA, AA, A	1.1
BBB	2.4
BB	6.5
B	9.8
CCC, CC, C	1.9
Not Rated	0.4
Equities	68.8
Other Investments	0.0
Short-Term and Net Other Assets	4.5
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $486,933,210 and $541,017,307, respectively, of which long-term U.S. government and government agency obligations aggregated $51,928,867 and $52,769,134, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $33,685 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $865,000 or 0.3% of net assets.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $65,872,000 of which $54,731,000 and $11,141,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002
Assets
Investment in securities, at value (including securities loaned of $129,236) (cost $335,233,105) - See accompanying schedule		$ 296,445,042
Cash		130,022
Receivable for investments sold		1,023,110
Receivable for fund shares sold		14,474
Dividends receivable		346,677
Interest receivable		1,535,493
Receivable for daily variation on futures contracts		3,700
Other receivables		52,112
Total assets		299,550,630
Liabilities
Payable for investments purchased Regular delivery	$ 648,891
Delayed delivery	3,853,078
Payable for fund shares redeemed	258,179
Accrued management fee	147,249
Distribution fees payable	1,377
Other payables and accrued expenses	60,412
Collateral on securities loaned, at value	134,621
Total liabilities		5,103,807

Net Assets		$ 294,446,823
Net Assets consist of:
Paid in capital		$ 394,226,327
Undistributed net investment income		11,827,058
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(72,750,525)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(38,856,037)
Net Assets		$ 294,446,823
Initial Class: Net Asset Value, offering price and redemption price per share ($284,298,078 ÷ 27,527,773 shares)		$ 10.33

Service Class: Net Asset Value, offering price and redemption price per share ($6,104,626 ÷ 594,677 shares)		$ 10.27

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,044,119 ÷ 395,931 shares)		$ 10.21

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 3,705,578
Interest		8,544,419
Security lending		12,461
Total income		12,262,458

Expenses
Management fee	$ 2,004,217
Transfer agent fees	245,322
Distribution fees	19,180
Accounting and security lending fees	131,737
Non-interested trustees' compensation	1,251
Custodian fees and expenses	37,950
Audit	34,013
Legal	2,570
Miscellaneous	40,875
Total expenses before reductions	2,517,115
Expense reductions	(134,187)	2,382,928
Net investment income (loss)		9,879,530
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(12,249,739)
Foreign currency transactions	41
Futures contracts	(1,057,809)
Total net realized gain (loss)		(13,307,507)
Change in net unrealized appreciation (depreciation) on: Investment securities	(59,773,307)
Assets and liabilities in foreign currencies	13
Futures contracts	(68,184)
Total change in net unrealized appreciation (depreciation)		(59,841,478)
Net gain (loss)		(73,148,985)
Net increase (decrease) in net assets resulting from operations		$ (63,269,455)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,879,530	$ 11,049,699
Net realized gain (loss)	(13,307,507)	(61,039,175)
Change in net unrealized appreciation (depreciation)	(59,841,478)	12,082,275
Net increase (decrease) in net assets resulting from operations	(63,269,455)	(37,907,201)
Distributions to shareholders from net investment income	(10,416,607)	(13,343,864)
Distributions to shareholders from net realized gain	-	(16,105,049)
Total distributions	(10,416,607)	(29,448,913)
Share transactions - net increase (decrease)	(45,895,376)	(16,320,571)
Total increase (decrease) in net assets	(119,581,438)	(83,676,685)

Net Assets
Beginning of period	414,028,261	497,704,946
End of period (including undistributed net investment income of $11,827,058 and undistributed net investment income of $12,720,942, respectively)	$ 294,446,823	$ 414,028,261
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	2,002,299	59,590	86,311
Reinvested	852,581	19,176	10,444
Redeemed	(7,128,518)	(249,039)	(120,333)
Net increase (decrease)	(4,273,638)	(170,273)	(23,578)
Dollars
Sold	$ 22,203,801	$ 701,545	$ 952,932
Reinvested	10,068,980	225,322	122,305
Redeemed	(76,233,884)	(2,697,681)	(1,238,696)
Net increase (decrease)	$ (43,961,103)	$ (1,770,814)	$ (163,459)
Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	2,648,332	86,383	262,678
Reinvested	2,071,741	53,533	15,343
Redeemed	(6,380,641)	(244,489)	(74,696)
Net increase (decrease)	(1,660,568)	(104,573)	203,325
Dollars
Sold	$ 33,703,712	$ 1,109,889	$ 3,373,478
Reinvested	28,507,157	732,326	209,431
Redeemed	(80,043,164)	(3,021,914)	(891,486)
Net increase (decrease)	$ (17,832,295)	$ (1,179,699)	$ 2,691,423

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,068,980	$ 225,322	$ 122,305
From net realized gain	-	-	-
Total	$ 10,068,980	$ 225,322	$ 122,305

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 12,927,664	$ 322,572	$ 93,628
From net realized gain	15,579,493	409,753	115,803
Total	$ 28,507,157	$ 732,325	$ 209,431

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.56	$ 14.41	$ 18.38	$ 17.03	$ 16.36
Income from Investment Operations
Net investment income (loss) C	.32	.32	.42	.40	.41
Net realized and unrealized gain (loss)	(2.23)	(1.31)	(2.52)	2.04	2.19
Total from investment operations	(1.91)	(.99)	(2.10)	2.44	2.60
Distributions from net investment income	(.32)	(.39)	(.37)	(.41)	(.34)
Distributions from net realized gain	-	(.47)	(1.50)	(.68)	(1.59)
Total distributions	(.32)	(.86)	(1.87)	(1.09)	(1.93)
Net asset value, end of period	$ 10.33	$ 12.56	$ 14.41	$ 18.38	$ 17.03
Total Return A,B	(15.53)%	(7.39)%	(12.47)%	15.26%	17.57%
Ratios to Average Net Assets D
Expenses before expense reductions	.73%	.73%	.69%	.71%	.73%
Expenses net of voluntary waivers, if any	.73%	.73%	.69%	.71%	.73%
Expenses net of all reductions	.69%	.72%	.68%	.70%	.72%
Net investment income (loss)	2.88%	2.55%	2.61%	2.38%	2.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 284,298	$ 399,273	$ 482,165	$ 580,555	$ 528,874
Portfolio turnover rate	149%	111%	147%	92%	98%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.47	$ 14.32	$ 18.28	$ 16.96	$ 16.35
Income from Investment Operations
Net investment income (loss) C	.30	.31	.40	.38	.40
Net realized and unrealized gain (loss)	(2.20)	(1.32)	(2.50)	2.03	2.14
Total from investment operations	(1.90)	(1.01)	(2.10)	2.41	2.54
Distributions from net investment income	(.30)	(.37)	(.36)	(.41)	(.34)
Distributions from net realized gain	-	(.47)	(1.50)	(.68)	(1.59)
Total distributions	(.30)	(.84)	(1.86)	(1.09)	(1.93)
Net asset value, end of period	$ 10.27	$ 12.47	$ 14.32	$ 18.28	$ 16.96
Total Return A,B	(15.54)%	(7.57)%	(12.54)%	15.13%	17.18%
Ratios to Average Net Assets D
Expenses before expense reductions	.84%	.83%	.80%	.82%	.89%
Expenses net of voluntary waivers, if any	.84%	.83%	.80%	.82%	.89%
Expenses net of all reductions	.80%	.82%	.79%	.81%	.88%
Net investment income (loss)	2.77%	2.44%	2.50%	2.27%	2.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,105	$ 9,542	$ 12,449	$ 10,825	$ 3,165
Portfolio turnover rate	149%	111%	147%	92%	98%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 14.30	$ 17.78
Income from Investment Operations
Net investment income (loss) E	.28	.28	.34
Net realized and unrealized gain (loss)	(2.21)	(1.30)	(1.96)
Total from investment operations	(1.93)	(1.02)	(1.62)
Distributions from net investment income	(.29)	(.38)	(.36)
Distributions from net realized gain	-	(.47)	(1.50)
Total distributions	(.29)	(.85)	(1.86)
Net asset value, end of period	$ 10.21	$ 12.43	$ 14.30
Total Return B,C,D	(15.83)%	(7.66)%	(10.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.03%	1.00%	.97% A
Expenses net of voluntary waivers, if any	1.03%	1.00%	.97% A
Expenses net of all reductions	.99%	.99%	.95% A
Net investment income (loss)	2.58%	2.28%	2.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,044	$ 5,213	$ 3,091
Portfolio turnover rate	149%	111%	147%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Service Class 2	-8.93%	0.88%	6.06%
Fidelity Balanced 60/40 Composite	-9.82%	3.10%	10.03%
S&P 500 ®	-22.10%	-0.59%	10.31%
LB Aggregate Bond	10.26%	7.54%	8.64%
Variable Annuity Balanced Funds Average	-10.17%	1.92%	n/a*

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 SM  Index and the Lehman Brothers® Aggregate Bond Index. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Service Class 2 on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Balanced 60/40 Composite Index, the S&P 500 Index, and the Lehman Brothers Aggregate Bond Index did over the same period

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with Louis Salemy (right), Lead Portfolio Manager of Balanced Portfolio, and Ford O'Neil (left), manager for fixed-income investments

Q. How did the fund perform, Louis?

L.S. For the year ending December 31, 2002, the fund outperformed both the Fidelity Balanced 60/40 Composite Index and the Lipper Inc. variable annuity balanced funds average, which fell 9.82% and 10.17%, respectively.

Q. What allowed the fund to beat its benchmarks?

L.S. Favoring stronger-performing fixed-income securities - including bonds and cash - rather than stocks was helpful in a weak equity market, though within equities we benefited from maintaining very little exposure to the downturn in technology stocks. I sharply reduced the tech weighting after taking over the fund in February and never looked back. To me, the earnings expectations and valuations of tech firms were still too high, given a backdrop of weak capital spending and no major breakthrough technologies to drive another growth wave. While such prominent hardware names as Intel and IBM rallied with the rest of the sector during the fourth quarter, not owning them for the year was quite positive overall versus the index. At the same time, we got a boost from overweighting Microsoft, which benefited as one of the few large-cap tech companies whose earnings didn't disappoint. Also key was avoiding other groups plagued by overcapacity, such as utilities, as well as owning the right telecommunication services stocks - namely wireless provider Nextel.

Q. What else helped performance within equities?

L.S. It was tough finding many solid companies that were attractively priced and had good sustainable earnings growth. That said, I held more-concentrated positions in a mix of both cyclical and stable-growth stocks that I felt could help us do well in any economic environment. On the cyclical side, I avoided poor-performing traditional value names and instead used price declines to become more aggressive in such brokerage houses as Morgan Stanley and Merrill Lynch, which stood to benefit from an economic recovery. While we were early with these stocks, as capital markets activity remained anemic, they still held up relatively well due to improved profit margins and earnings power. The stable-growth part of the fund also contributed. We benefited in consumer discretionary by owning good growth stories in media, including advertising company Omnicom Group and satellite TV provider EchoStar Communications.

Q. What holdings hurt performance?

L.S. One part of my cyclical strategy that hurt performance was the fund's holdings in regional Bell operating company BellSouth, which suffered despite the solid management of its business during the economic downturn. We also owned some stocks and high-yield bonds of companies that suffered from corporate scandals and credit-quality downgrades. Our stake in biotechnology firm Amgen dampened results in the health care sector, while having too few regional banks dragged on the performance of our financial holdings. Finally, Home Depot was a big detractor on the retailing front.

Q. Turning to you, Ford, how did the fund's investment-grade holdings fare?

F.O. Bonds generally fared well amid a favorable interest rate environment, spurred by sluggish economic growth, lackluster corporate profitability and slumping stock prices. Against that backdrop, the subportfolio had solid absolute returns and beat its index, largely due to good sector and security selection. We focused on high-quality mortgage securities that were less vulnerable to prepayment activity, which sheltered us from two massive refinancing waves, and whose higher yields helped offset the sharp rally in government bonds. We also did fairly well in corporate bonds, even though as a sector they lagged the broader bond market. While our bias toward this sector hurt slightly overall, solid credit analysis and diversification helped us sidestep several prominent issuers that were downgraded. We also benefited late in the period when our corporates rallied strongly.

Q. What's your outlook, Louis?

L.S. I'm still cautious, as valuations in several industries are now less attractive following the recent run-up in the market. The ability of many companies - particularly within technology and health care - to grow their earnings going forward also remains a challenge. Paralysis in the capital markets has cast a pall over the entire economy, making it difficult for many firms to refinance and pay down debt, or even fund their businesses. We'll need to see some improvement here before the economy can begin growing again. Until then, I'll try to manage the fund for any economic environment through a balance of growth cyclicals and "Steady Eddies" that I feel can consistently increase their earnings power over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks both income and growth of capital

Start date: January 3, 1995

Size: as of December 31, 2002, more than $273 million

Manager: Louis Salemy, since 2002, and Ford O'Neil, since 2001; Louis Salemy joined Fidelity in 1992; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	3.0
Omnicom Group, Inc.	2.9
Morgan Stanley	2.8
Merrill Lynch & Co., Inc.	2.6
BellSouth Corp.	2.6
13.9
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	19.3
Consumer Discretionary	14.8
Consumer Staples	7.6
Telecommunication Services	6.1
Industrials	5.3
Asset Allocation as of December 31, 2002
% of fund's net assets*
Stocks	49.3%
Bonds	39.5%
Short-Term Investments and Net Other Assets	11.0%
Other Investments	0.2%
* Foreign investments	3.9%

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 49.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.6%
Media - 6.6%
AOL Time Warner, Inc. (a)	12	$ 157
Comcast Corp. Class A (special) (a)	56,500	1,276,335
E.W. Scripps Co. Class A	39,200	3,016,440
EchoStar Communications Corp. Class A (a)	185,100	4,120,326
Omnicom Group, Inc.	123,900	8,003,940
Pegasus Communications Corp. Class A (a)	256,000	335,360
Walt Disney Co.	89,400	1,458,114
		18,210,672
Multiline Retail - 3.4%
Kohl's Corp. (a)	60,000	3,357,000
Wal-Mart Stores, Inc.	120,500	6,086,455
		9,443,455
Specialty Retail - 1.1%
Hollywood Entertainment Corp. (a)	93,300	1,408,830
Home Depot, Inc.	63,550	1,522,658
		2,931,488
Textiles Apparel & Luxury Goods - 0.5%
Liz Claiborne, Inc.	42,400	1,257,160
TOTAL CONSUMER DISCRETIONARY		31,842,775
CONSUMER STAPLES - 7.0%
Beverages - 0.6%
The Coca-Cola Co.	36,600	1,603,812
Food & Drug Retailing - 0.6%
Walgreen Co.	55,800	1,628,802
Food Products - 0.7%
McCormick & Co., Inc. (non-vtg.)	62,400	1,447,680
Unilever PLC sponsored ADR	10,400	397,800
		1,845,480
Household Products - 1.5%
Colgate-Palmolive Co.	41,200	2,160,116
Kimberly-Clark Corp.	40,100	1,903,547
		4,063,663
Personal Products - 3.0%
Gillette Co.	272,700	8,279,172
Tobacco - 0.6%
Philip Morris Companies, Inc.	40,250	1,631,333
TOTAL CONSUMER STAPLES		19,052,262
ENERGY - 1.6%
Oil & Gas - 1.6%
Exxon Mobil Corp.	127,732	4,462,956

	Shares	Value (Note 1)
FINANCIALS - 13.6%
Banks - 2.8%
Bank One Corp.	30,500	$ 1,114,775
Wells Fargo & Co.	138,900	6,510,243
		7,625,018
Diversified Financials - 8.6%
Fannie Mae	41,200	2,650,396
Freddie Mac	89,400	5,279,070
Goldman Sachs Group, Inc.	10,400	708,240
Merrill Lynch & Co., Inc.	190,600	7,233,270
Morgan Stanley	194,600	7,768,432
		23,639,408
Insurance - 2.2%
Allstate Corp.	37,900	1,401,921
American International Group, Inc.	60,050	3,473,893
PartnerRe Ltd.	19,200	994,944
		5,870,758
TOTAL FINANCIALS		37,135,184
HEALTH CARE - 3.5%
Biotechnology - 1.0%
Amgen, Inc. (a)	58,500	2,827,890
Health Care Equipment & Supplies - 0.6%
Medtronic, Inc.	33,200	1,513,920
Pharmaceuticals - 1.9%
Allergan, Inc.	21,600	1,244,592
Bristol-Myers Squibb Co.	18,900	437,535
Pfizer, Inc.	112,400	3,436,068
		5,118,195
TOTAL HEALTH CARE		9,460,005
INDUSTRIALS - 4.3%
Aerospace & Defense - 1.1%
Lockheed Martin Corp.	19,500	1,126,125
Northrop Grumman Corp.	13,900	1,348,300
United Technologies Corp.	10,200	631,788
		3,106,213
Airlines - 0.2%
Mesaba Holdings, Inc. (a)	2,493	15,257
Southwest Airlines Co.	31,200	433,680
		448,937
Building Products - 0.4%
American Standard Companies, Inc. (a)	13,700	974,618
Commercial Services & Supplies - 0.9%
Avery Dennison Corp.	11,600	708,528
First Data Corp.	51,200	1,812,992
		2,521,520
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - 1.7%
General Electric Co.	195,900	$ 4,770,165
TOTAL INDUSTRIALS		11,821,453
INFORMATION TECHNOLOGY - 3.2%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	156,000	2,043,600
Nokia Corp. sponsored ADR	4,200	65,100
		2,108,700
Computers & Peripherals - 0.0%
Lexmark International, Inc. Class A (a)	2,100	127,050
Software - 2.4%
Microsoft Corp. (a)	128,400	6,638,280
TOTAL INFORMATION TECHNOLOGY		8,874,030
MATERIALS - 0.0%
Chemicals - 0.0%
Praxair, Inc.	400	23,108
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 4.2%
BellSouth Corp.	272,800	7,057,336
SBC Communications, Inc.	71,570	1,940,263
Verizon Communications, Inc.	63,000	2,441,250
		11,438,849
Wireless Telecommunication Services - 0.3%
Nextel Communications, Inc. Class A (a)	67,200	776,160
TOTAL TELECOMMUNICATION SERVICES		12,215,009
TOTAL COMMON STOCKS (Cost $142,173,127)		134,886,782
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (f)	158	119

	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	40	$ 3,720
Granite Broadcasting Corp. $127.50 pay-in-kind	100	52,000
		55,720
TOTAL PREFERRED STOCKS (Cost $60,591)		55,839
Corporate Bonds - 16.2%
	Principal Amount
Convertible Bonds - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
EchoStar Communications Corp. 5.75% 5/15/08	$ 110,000	100,100
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. liquid yield option note 0% 8/1/20	410,000	188,088
Sanmina-SCI Corp.:
0% 9/12/20	300,000	122,250
4.25% 5/1/04	100,000	95,880
Solectron Corp. liquid yield option note 0% 5/8/20	9,000	5,513
		411,731
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	200,000	143,760
TOTAL CONVERTIBLE BONDS		655,591
Nonconvertible Bonds - 16.0%
CONSUMER DISCRETIONARY - 3.2%
Auto Components - 0.1%
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	150,000	166,760
Dana Corp. 6.25% 3/1/04	50,000	50,000
Dura Operating Corp. 8.625% 4/15/12	115,000	116,150
Navistar International Corp. 8% 2/1/08	50,000	41,500
		374,410
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - 0.5%
Alliance Gaming Corp. 10% 8/1/07	$ 100,000	$ 104,000
Bally Total Fitness Holding Corp. 9.875% 10/15/07	120,000	105,000
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	110,000	117,425
Extended Stay America, Inc. 9.875% 6/15/11	35,000	35,438
Friendly Ice Cream Corp. 10.5% 12/1/07	140,000	137,900
Herbst Gaming, Inc. 10.75% 9/1/08	80,000	83,600
La Quinta Inns, Inc. 7.25% 3/15/04	120,000	120,000
Penn National Gaming, Inc.:
8.875% 3/15/10	25,000	25,500
11.125% 3/1/08	120,000	130,800
Premier Parks, Inc. 0% 4/1/08 (d)	30,000	28,650
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (f)	165,000	172,838
Wheeling Island Gaming, Inc. 10.125% 12/15/09	100,000	100,250
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	40,000	40,200
		1,201,601
Household Durables - 0.3%
American Greetings Corp. 11.75% 7/15/08	150,000	165,000
Beazer Homes USA, Inc.:
8.375% 4/15/12	20,000	20,600
8.875% 4/1/08	150,000	155,250
D.R. Horton, Inc.:
8% 2/1/09	75,000	75,000
8.5% 4/15/12	20,000	20,200
10.5% 4/1/05	100,000	106,000
Juno Lighting, Inc. 11.875% 7/1/09	30,000	29,850
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	25,000	24,125
Kaufman & Broad Home Corp. 7.75% 10/15/04	150,000	153,375
Ryland Group, Inc. 9.125% 6/15/11	135,000	143,100
		892,500
Internet & Catalog Retail - 0.0%
J. Crew Operating Corp. 10.375% 10/15/07	120,000	100,800

	Principal Amount	Value (Note 1)
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 5.6% 11/1/05	$ 200,000	$ 193,000
The Hockey Co. 11.25% 4/15/09	100,000	102,000
		295,000
Media - 1.8%
Allbritton Communications Co. 7.75% 12/15/12 (f)	70,000	70,000
AMC Entertainment, Inc.:
9.5% 3/15/09	60,000	59,100
9.875% 2/1/12	40,000	39,400
American Media Operations, Inc. 10.25% 5/1/09	80,000	82,600
AOL Time Warner, Inc. 7.7% 5/1/32	105,000	109,277
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	650,000	702,000
Cinemark USA, Inc. 9.625% 8/1/08	220,000	220,000
Continental Cablevision, Inc.:
8.3% 5/15/06	115,000	124,578
8.875% 9/15/05	40,000	44,258
9% 9/1/08	200,000	228,030
Corus Entertainment, Inc. 8.75% 3/1/12	240,000	254,400
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09 (f)	60,000	64,200
EchoStar DBS Corp.:
9.25% 2/1/06	20,000	20,600
10.375% 10/1/07	480,000	513,600
Granite Broadcasting Corp.:
8.875% 5/15/08	10,000	8,150
10.375% 5/15/05	10,000	8,600
Insight Communications, Inc. 0% 2/15/11 (d)	35,000	18,900
Lamar Media Corp. 7.25% 1/1/13 (f)	30,000	30,375
LBI Media, Inc. 10.125% 7/15/12 (f)	230,000	240,350
Lenfest Communications, Inc.:
7.625% 2/15/08	35,000	36,050
10.5% 6/15/06	20,000	21,050
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	30,000	27,000
News America Holdings, Inc.:
7.375% 10/17/08	500,000	550,323
7.75% 12/1/45	200,000	196,556
Nextmedia Operating, Inc. 10.75% 7/1/11	270,000	283,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
PanAmSat Corp. 8.5% 2/1/12	$ 10,000	$ 9,700
Radio One, Inc. 8.875% 7/1/11	225,000	241,313
Sinclair Broadcast Group, Inc. 8% 3/15/12 (f)	30,000	31,200
Time Warner, Inc. 8.18% 8/15/07	410,000	450,073
Yell Finance BV 0% 8/1/11 (d)	130,000	91,650
		4,776,833
Specialty Retail - 0.2%
AutoNation, Inc. 9% 8/1/08	40,000	40,800
Gap, Inc.:
6.9% 9/15/07	100,000	98,500
9.9% 12/15/05	45,000	47,250
10.55% 12/15/08	15,000	16,425
Hollywood Entertainment Corp.:
9.625% 3/15/11	30,000	30,300
10.625% 8/15/04	70,000	70,700
United Auto Group, Inc. 9.625% 3/15/12 (f)	150,000	145,500
		449,475
Textiles Apparel & Luxury Goods - 0.2%
Levi Strauss & Co.:
7% 11/1/06	80,000	69,600
11.625% 1/15/08	50,000	48,750
12.25% 12/15/12 (f)	120,000	118,200
The William Carter Co. 10.875% 8/15/11	200,000	218,000
Tommy Hilfiger USA, Inc. 6.5% 6/1/03	120,000	119,100
		573,650
TOTAL CONSUMER DISCRETIONARY		8,664,269
CONSUMER STAPLES - 0.6%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	140,000	146,300
Food & Drug Retailing - 0.2%
Fred Meyer, Inc. 7.375% 3/1/05	195,000	211,669
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	20,000	14,450
9.125% 12/15/11	40,000	29,300

	Principal Amount	Value (Note 1)
Rite Aid Corp.:
7.125% 1/15/07	$ 15,000	$ 12,450
11.25% 7/1/08	25,000	22,500
12.5% 9/15/06	145,000	150,800
		441,169
Food Products - 0.2%
Corn Products International, Inc. 8.25% 7/15/07	175,000	175,875
Del Monte Corp. 9.25% 5/15/11	145,000	150,800
Dole Food Co., Inc.:
6.375% 10/1/05	20,000	21,000
7.25% 5/1/09	85,000	81,600
		429,275
Household Products - 0.0%
Fort James Corp.:
6.625% 9/15/04	35,000	33,950
6.875% 9/15/07	20,000	18,800
		52,750
Tobacco - 0.2%
Philip Morris Companies, Inc. 6.95% 6/1/06	500,000	545,900
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	125,000	130,416
		676,316
TOTAL CONSUMER STAPLES		1,745,810
ENERGY - 0.4%
Energy Equipment & Services - 0.0%
DI Industries, Inc. 8.875% 7/1/07	45,000	46,125
Grant Prideco, Inc. 9% 12/15/09 (f)	20,000	20,900
		67,025
Oil & Gas - 0.4%
Chesapeake Energy Corp. 7.75% 1/15/15 (f)	60,000	59,700
Nuevo Energy Co.:
9.375% 10/1/10	20,000	20,400
9.5% 6/1/08	25,000	25,750
Pemex Project Funding Master Trust 7.875% 2/1/09 (f)	180,000	193,500
Plains Exploration & Production Co. LP 8.75% 7/1/12 (f)	60,000	62,100
Teekay Shipping Corp. 8.875% 7/15/11	200,000	205,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
The Coastal Corp.:
6.5% 5/15/06	$ 30,000	$ 24,300
6.95% 6/1/28	45,000	28,800
7.5% 8/15/06	20,000	16,400
7.75% 6/15/10	55,000	43,175
7.75% 10/15/35	100,000	66,000
Vintage Petroleum, Inc. 8.25% 5/1/12	130,000	134,550
Western Oil Sands, Inc. 8.375% 5/1/12	225,000	221,625
		1,101,300
TOTAL ENERGY		1,168,325
FINANCIALS - 5.5%
Banks - 1.2%
BankAmerica Corp. 5.875% 2/15/09	500,000	548,656
BankBoston Corp. 6.625% 2/1/04	60,000	62,522
Capital One Bank 6.5% 7/30/04	250,000	244,498
First Union Corp. 7.55% 8/18/05	510,000	574,628
Fleet Financial Group, Inc. 7.125% 4/15/06	140,000	155,072
FleetBoston Financial Corp. 7.25% 9/15/05	275,000	304,501
Korea Development Bank 7.375% 9/17/04	160,000	173,103
MBNA Corp.:
6.25% 1/17/07	120,000	125,268
6.34% 6/2/03	100,000	101,630
7.5% 3/15/12	175,000	188,140
PNC Funding Corp. 5.75% 8/1/06	155,000	165,920
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (h)	145,000	167,826
8.817% 3/31/49	120,000	134,683
Sovereign Bancorp, Inc. 10.5% 11/15/06	80,000	89,200
Washington Mutual, Inc. 5.625% 1/15/07	250,000	267,536
Western Financial Bank 9.625% 5/15/12	25,000	24,250
		3,327,433
Diversified Financials - 3.6%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	150,000	164,436

	Principal Amount	Value (Note 1)
Alliance Capital Management LP 5.625% 8/15/06	$ 150,000	$ 157,902
American General Finance Corp. 5.875% 7/14/06	500,000	538,228
Amvescap PLC yankee 6.6% 5/15/05	100,000	107,938
Associates Corp. of North America 6% 7/15/05	250,000	269,639
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	120,000	124,500
Capital One Financial Corp.:
7.125% 8/1/08	160,000	148,175
7.25% 12/1/03	120,000	118,800
8.75% 2/1/07	30,000	28,200
CIT Group, Inc. 7.75% 4/2/12	125,000	140,394
Citigroup, Inc. 5.625% 8/27/12	125,000	131,435
CMS Energy X-TRAS pass thru trust I 7% 1/15/05	50,000	43,500
Countrywide Home Loans, Inc. 5.5% 8/1/06	170,000	180,762
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	170,000	182,066
6.5% 1/15/12	30,000	32,063
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	45,000	44,953
7.779% 1/2/12	250,000	195,000
7.92% 5/18/12	50,000	41,694
Deutsche Telekom International Finance BV:
8.25% 6/15/05	250,000	273,352
8.75% 6/15/30	200,000	231,030
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	25,000	23,000
10.625% 12/1/12 (f)	30,000	30,750
Ford Motor Credit Co.:
6.875% 2/1/06	150,000	150,263
7.375% 10/28/09	450,000	445,888
General Electric Capital Corp. 6% 6/15/12	275,000	296,911
General Motors Acceptance Corp. 7.5% 7/15/05	500,000	526,543
Goldman Sachs Group, Inc. 6.6% 1/15/12	310,000	342,548
Household Finance Corp.:
6.375% 10/15/11	260,000	271,832
6.5% 1/24/06	75,000	79,869
7% 5/15/12	40,000	43,812
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	$ 200,000	$ 245,984
ING Capital Funding Trust III 8.439% 12/31/10	150,000	174,425
IOS Capital, Inc. 9.75% 6/15/04	75,000	76,500
J.P. Morgan Chase & Co. 5.35% 3/1/07	200,000	211,560
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	100,000	109,334
6.625% 1/18/12	100,000	110,683
Limestone Electron Trust/Limestone Electron, Inc. 8.625% 3/15/03 (f)	120,000	114,600
Merrill Lynch & Co., Inc.:
4% 11/15/07	150,000	151,531
6.15% 1/26/06	150,000	162,285
Millennium America, Inc. 9.25% 6/15/08	40,000	41,800
Morgan Stanley 6.6% 4/1/12	160,000	177,331
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	140,000	147,153
NiSource Finance Corp.:
7.625% 11/15/05	200,000	208,892
7.875% 11/15/10	195,000	214,310
Petronas Capital Ltd. 7% 5/22/12 (f)	385,000	423,259
Popular North America, Inc. 6.125% 10/15/06	220,000	238,050
Qwest Capital Funding, Inc.:
5.875% 8/3/04	110,000	94,600
7% 8/3/09	25,000	16,750
7.25% 2/15/11	75,000	49,500
7.75% 8/15/06	75,000	54,000
Qwest Services Corp. 14% 12/15/14 (f)	81,000	86,670
R. H. Donnelley Finance Corp. I:
8.875% 12/15/10 (f)	40,000	42,800
10.875% 12/15/12 (f)	50,000	54,500
Sprint Capital Corp. 6.875% 11/15/28	295,000	237,475
Stone Container Finance Co. yankee 11.5% 8/15/06 (f)	370,000	397,750

	Principal Amount	Value (Note 1)
TCI Communications Financing III 9.65% 3/31/27	$ 180,000	$ 165,630
TXU Eastern Funding yankee 6.75% 5/15/09 (c)	160,000	15,200
U.S. West Capital Funding, Inc. 6.375% 7/15/08	45,000	28,800
Verizon Wireless Capital LLC 5.375% 12/15/06	250,000	261,172
Xerox Capital (Europe) PLC 5.875% 5/15/04	75,000	71,625
Xerox Credit Corp. 6.1% 12/16/03	30,000	29,100
		9,778,752
Insurance - 0.1%
MetLife, Inc. 5.375% 12/15/12	45,000	46,485
Principal Life Global Funding I:
5.125% 6/28/07 (f)	100,000	105,405
6.25% 2/15/12 (f)	85,000	90,099
		241,989
Real Estate - 0.6%
Boston Properties, Inc. 6.25% 1/15/13 (f)	125,000	126,925
BRE Properties, Inc. 5.95% 3/15/07	250,000	263,430
Cabot Industrial Property LP 7.125% 5/1/04	15,000	15,597
CenterPoint Properties Trust 6.75% 4/1/05	100,000	107,618
Duke Realty LP 7.3% 6/30/03	500,000	511,847
EOP Operating LP 6.625% 2/15/05	200,000	212,027
ERP Operating LP 7.1% 6/23/04	200,000	211,570
Meditrust Corp. 7.82% 9/10/26	155,000	155,000
ProLogis Trust 6.7% 4/15/04	55,000	57,295
Senior Housing Properties Trust 8.625% 1/15/12	80,000	78,800
		1,740,109
TOTAL FINANCIALS		15,088,283
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.3%
Alderwoods Group, Inc. 11% 1/2/07	132,000	131,670
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	235,000	244,400
HCA, Inc. 7.125% 6/1/06	180,000	188,100
PacifiCare Health Systems, Inc. 10.75% 6/1/09	145,000	154,788
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Tenet Healthcare Corp. 5.375% 11/15/06	$ 50,000	$ 45,500
Triad Hospitals, Inc. 8.75% 5/1/09	145,000	155,150
		919,608
Pharmaceuticals - 0.1%
aaiPharma, Inc. 11% 4/1/10	265,000	265,000
TOTAL HEALTH CARE		1,184,608
INDUSTRIALS - 1.0%
Aerospace & Defense - 0.2%
Raytheon Co. 8.2% 3/1/06	500,000	561,763
Building Products - 0.0%
Nortek, Inc.:
9.125% 9/1/07	10,000	10,100
9.25% 3/15/07	20,000	20,400
		30,500
Commercial Services & Supplies - 0.2%
Allied Waste North America, Inc.:
7.625% 1/1/06	30,000	30,000
9.25% 9/1/12 (f)	60,000	60,600
10% 8/1/09	20,000	20,000
Iron Mountain, Inc.:
8.625% 4/1/13	100,000	104,500
8.75% 9/30/09	170,000	175,525
National Waterworks, Inc. 10.5% 12/1/12 (f)	40,000	41,700
		432,325
Industrial Conglomerates - 0.4%
Tyco International Group SA:
6.125% 11/1/08	15,000	14,025
yankee:
5.8% 8/1/06	210,000	198,450
5.875% 11/1/04	75,000	72,750
6.25% 6/15/13	65,000	64,188
6.375% 6/15/05	45,000	43,650
6.375% 2/15/06	80,000	77,600
6.375% 10/15/11	215,000	201,025
6.75% 2/15/11	400,000	378,000
6.875% 1/15/29	20,000	17,600
		1,067,288

	Principal Amount	Value (Note 1)
Machinery - 0.2%
Cummins, Inc.:
5.65% 3/1/98	$ 60,000	$ 35,400
9.5% 12/1/10 (f)	40,000	42,400
Dresser, Inc. 9.375% 4/15/11	15,000	15,150
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	170,000	173,400
Terex Corp. 9.25% 7/15/11	150,000	136,500
TriMas Corp. 9.875% 6/15/12 (f)	50,000	49,500
		452,350
Road & Rail - 0.0%
TFM SA de CV 12.5% 6/15/12 (f)	70,000	70,525
TOTAL INDUSTRIALS		2,614,751
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.1%
Motorola, Inc. 8% 11/1/11	110,000	113,850
Computers & Peripherals - 0.1%
Hewlett-Packard Co. 6.5% 7/1/12	270,000	299,648
Seagate Technology HDD Holdings 8% 5/15/09 (f)	85,000	86,700
		386,348
Electronic Equipment & Instruments - 0.2%
ChipPAC International Ltd. 12.75% 8/1/09	170,000	180,200
Flextronics International Ltd. yankee:
8.75% 10/15/07	110,000	113,025
9.875% 7/1/10	130,000	140,400
Ingram Micro, Inc. 9.875% 8/15/08	15,000	15,825
PerkinElmer, Inc. 8.875% 1/15/13 (f)	70,000	69,300
Solectron Corp. 7.375% 3/1/06	115,000	107,525
		626,275
Office Electronics - 0.1%
Xerox Corp.:
5.25% 12/15/03	40,000	38,600
5.5% 11/15/03	55,000	53,625
7.15% 8/1/04	15,000	14,400
9.75% 1/15/09 (f)	70,000	67,550
		174,175
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp. 10.375% 10/1/07	165,000	174,075
TOTAL INFORMATION TECHNOLOGY		1,474,723
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - 0.9%
Chemicals - 0.1%
FMC Corp. 10.25% 11/1/09 (f)	$ 70,000	$ 75,950
Huntsman International LLC 9.875% 3/1/09	40,000	41,000
Lyondell Chemical Co. 9.875% 5/1/07	70,000	67,200
Methanex Corp. yankee 7.75% 8/15/05	205,000	207,050
		391,200
Containers & Packaging - 0.4%
Ball Corp. 6.875% 12/15/12 (f)	70,000	70,350
BWAY Corp. 10% 10/15/10 (f)	30,000	31,125
Crown Cork & Seal, Inc.:
7.375% 12/15/26	45,000	30,150
8% 4/15/23	70,000	49,000
8.375% 1/15/05	30,000	27,000
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (f)	65,000	66,950
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (f)	90,000	91,125
8.875% 2/15/09	185,000	190,550
Owens-Illinois, Inc.:
7.15% 5/15/05	45,000	43,538
7.35% 5/15/08	190,000	175,750
7.8% 5/15/18	30,000	24,900
Riverwood International Corp.:
10.625% 8/1/07	150,000	154,500
10.625% 8/1/07	80,000	82,800
		1,037,738
Metals & Mining - 0.2%
Better Minerals & Aggregates Co. 13% 9/15/09	110,000	48,400
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	225,000	207,000
P&L Coal Holdings Corp. 9.625% 5/15/08	109,000	115,186
Phelps Dodge Corp. 8.75% 6/1/11	240,000	248,400
		618,986
Paper & Forest Products - 0.2%
Georgia-Pacific Corp.:
7.375% 12/1/25	20,000	15,600
7.5% 5/15/06	185,000	173,900

	Principal Amount	Value (Note 1)
8.125% 5/15/11	$ 160,000	$ 150,400
Weyerhaeuser Co. 6.75% 3/15/12	100,000	109,034
		448,934
TOTAL MATERIALS		2,496,858
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.1%
AT&T Corp. 6.5% 3/15/13	360,000	361,126
Citizens Communications Co. 8.5% 5/15/06	165,000	182,720
France Telecom SA 9.25% 3/1/11	250,000	289,068
Qwest Corp. 8.875% 3/15/12 (f)	185,000	179,450
Rogers Cantel, Inc. yankee:
8.8% 10/1/07	30,000	25,200
9.375% 6/1/08	35,000	32,900
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	120,000	127,053
Telefonos de Mexico SA de CV 8.25% 1/26/06	450,000	492,750
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (c)	136,000	3,060
TELUS Corp. yankee 7.5% 6/1/07	610,000	591,700
Tritel PCS, Inc. 10.375% 1/15/11	115,000	123,625
Triton PCS, Inc. 9.375% 2/1/11	220,000	180,400
U.S. West Communications 7.2% 11/1/04	95,000	90,250
Verizon New York, Inc.:
6.875% 4/1/12	200,000	224,678
7.375% 4/1/32	95,000	109,856
		3,013,836
Wireless Telecommunication Services - 0.4%
American Tower Corp. 9.375% 2/1/09	65,000	51,350
AT&T Wireless Services, Inc.:
7.875% 3/1/11	125,000	125,625
8.75% 3/1/31	290,000	284,200
Cingular Wireless LLC 5.625% 12/15/06	100,000	105,136
Crown Castle International Corp.:
9.375% 8/1/11	15,000	12,300
9.5% 8/1/11	155,000	124,775
10.75% 8/1/11	35,000	30,450
Dobson Communications Corp. 10.875% 7/1/10	20,000	17,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.:
0% 2/15/08 (d)	$ 65,000	$ 58,500
9.5% 2/1/11	30,000	27,000
9.75% 10/31/07	230,000	210,450
Nextel Partners, Inc. 0% 2/1/09 (d)	85,000	61,200
Rogers Wireless, Inc. 9.625% 5/1/11	50,000	47,250
VoiceStream Wireless Corp. 0% 11/15/09 (d)	40,000	33,800
		1,189,036
TOTAL TELECOMMUNICATION SERVICES		4,202,872
UTILITIES - 1.9%
Electric Utilities - 1.1%
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	40,000	25,000
8.5% 4/15/12 (f)	115,000	73,600
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	300,000	261,000
CMS Energy Corp.:
8.375% 7/1/03	120,000	117,000
8.5% 4/15/11	30,000	26,100
Detroit Edison Co. 6.125% 10/1/10	165,000	181,740
Dominion Resources, Inc. 6.25% 6/30/12	160,000	169,248
FirstEnergy Corp. 6.45% 11/15/11	145,000	144,252
Illinois Power Co.:
7.5% 6/15/09	150,000	123,000
11.5% 12/15/10 (f)	90,000	86,850
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	130,000	117,636
Nevada Power Co. 10.875% 10/15/09 (f)	60,000	60,000
Niagara Mohawk Power Corp. 8.875% 5/15/07	75,000	88,765
Oncor Electric Delivery Co.:
7% 9/1/22 (f)	80,000	74,592
7.25% 1/15/33 (f)	400,000	408,600
Pacific Gas & Electric Co.:
6.25% 8/1/03	160,000	158,400
6.25% 3/1/04	60,000	59,100
Public Service Co. of Colorado 7.875% 10/1/12 (f)	115,000	128,374

	Principal Amount	Value (Note 1)
Reliant Energy Resources Corp. 8.125% 7/15/05	$ 275,000	$ 253,436
Southern California Edison Co. 8.95% 11/3/03	250,000	247,500
TECO Energy, Inc.:
7% 5/1/12	195,000	163,800
10.5% 12/1/07 (f)	50,000	49,000
TXU Corp. 6.375% 6/15/06	80,000	73,200
		3,090,193
Gas Utilities - 0.5%
ANR Pipeline, Inc. 9.625% 11/1/21	25,000	25,000
CMS Panhandle Holding Co. 6.125% 3/15/04	35,000	34,650
Consolidated Natural Gas Co. 6.85% 4/15/11	70,000	78,142
El Paso Energy Corp.:
7.375% 12/15/12	5,000	3,350
7.75% 1/15/32	35,000	21,700
8.05% 10/15/30	20,000	12,400
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	100,000	112,128
7.3% 8/15/33	250,000	268,016
Sempra Energy 7.95% 3/1/10	55,000	62,715
Southern Natural Gas Co.:
7.35% 2/15/31	15,000	12,525
8% 3/1/32	45,000	39,375
Tennessee Gas Pipeline Co.:
6% 12/15/11	260,000	218,400
7% 10/15/28	95,000	73,150
Texas Eastern Transmission Corp. 7.3% 12/1/10	185,000	204,446
Transcontinental Gas Pipe Line:
6.125% 1/15/05	20,000	18,600
8.875% 7/15/12 (f)	25,000	25,000
Williams Holdings of Delaware, Inc. 6.5% 12/1/08	40,000	25,600
		1,235,197
Multi-Utilities & Unregulated Power - 0.3%
El Paso Corp.:
7% 5/15/11	55,000	37,400
7.875% 6/15/12 (f)	30,000	21,000
Utilicorp United, Inc.:
6.875% 10/1/04	15,000	11,850
7% 7/15/04	20,000	16,200
7.95% 2/1/11	45,000	30,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Western Resources, Inc.:
7.875% 5/1/07	$ 90,000	$ 91,350
9.75% 5/1/07	100,000	92,000
Williams Companies, Inc.:
7.125% 9/1/11	300,000	196,500
7.5% 1/15/31	35,000	21,875
7.875% 9/1/21	35,000	22,225
8.125% 3/15/12 (f)	380,000	258,400
9.25% 3/15/04	55,000	43,450
		842,850
TOTAL UTILITIES		5,168,240
TOTAL NONCONVERTIBLE BONDS		43,808,739
TOTAL CORPORATE BONDS (Cost $42,829,303)		44,464,330
U.S. Government and Government Agency Obligations - 8.1%

U.S. Government Agency Obligations - 3.1%
Fannie Mae:
4.75% 1/2/07	350,000	371,269
5% 1/15/07	3,489,000	3,781,919
5.25% 4/15/07	2,215,000	2,424,951
6.25% 2/1/11	165,000	184,650
7.125% 6/15/10	320,000	386,155
Freddie Mac:
5.75% 3/15/09	700,000	786,045
6.25% 7/15/32	166,000	188,049
6.75% 3/15/31	244,000	291,802
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		8,414,840
U.S. Treasury Obligations - 5.0%
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03	400,000	399,914
U.S. Treasury Bonds:
6.25% 5/15/30	4,145,000	4,960,239
6.625% 2/15/27	50,000	61,770
8% 11/15/21	100,000	139,336

	Principal Amount	Value (Note 1)
U.S. Treasury Notes:
3.375% 4/30/04	$ 1,200,000	$ 1,232,484
5.75% 11/15/05	821,000	907,558
6.5% 2/15/10	1,585,000	1,894,570
6.75% 5/15/05	2,600,000	2,898,696
7% 7/15/06	1,000,000	1,159,414
TOTAL U.S. TREASURY OBLIGATIONS		13,653,981
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $21,253,286)		22,068,821
U.S. Government Agency - Mortgage Securities - 12.6%

Fannie Mae - 9.2%
5.5% 2/1/11	74,911	78,595
5.5% 1/1/18 to 1/14/33 (g)	3,316,552	3,389,803
6% 4/1/09 to 1/1/29	1,718,985	1,795,436
6% 1/1/33 (g)	8,506,419	8,798,815
6.5% 9/1/16 to 8/1/32	6,629,744	6,921,584
6.5% 1/1/33 to 1/14/33 (g)	2,058,531	2,144,089
7% 12/1/24 to 2/1/28	544,098	576,224
7.5% 10/1/26 to 8/1/28	1,298,073	1,382,795
TOTAL FANNIE MAE		25,087,341
Freddie Mac - 0.0%
7.5% 1/1/27	124,546	133,130
Government National Mortgage Association - 3.4%
6% 1/1/33 (g)	1,999,993	2,081,868
6.5% 10/15/27 to 8/15/32	3,227,381	3,394,018
7% 1/15/28 to 7/15/32	1,696,691	1,799,699
7% 1/1/33 (g)	1,500,473	1,589,095
7.5% 6/15/27 to 3/15/28	465,953	498,012
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		9,362,692
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $33,719,076)		34,583,163
Asset-Backed Securities - 1.4%

American Express Credit Account Master Trust:
1.77% 12/15/08 (h)	200,000	199,341
6.1% 12/15/06	200,000	211,526
Capital One Master Trust:
1.79% 4/16/07 (h)	200,000	197,480
5.45% 3/16/09	400,000	432,204
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	$ 60,739	$ 62,525
5.07% 2/15/08	430,000	453,113
Discover Card Master Trust I 5.75% 12/15/08	600,000	656,538
Ford Credit Auto Owner Trust:
5.54% 12/15/05	100,000	104,534
5.71% 9/15/05	90,000	94,485
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	250,066	254,876
5.09% 10/18/06	145,000	151,194
MBNA Credit Card Master Note Trust 5.75% 10/15/08	200,000	218,560
Sears Credit Account Master Trust II:
1.71% 6/16/08 (h)	200,000	199,344
6.75% 9/16/09	365,000	404,192
7.5% 11/15/07	200,000	208,180
TOTAL ASSET-BACKED SECURITIES (Cost $3,635,859)		3,848,092
Commercial Mortgage Securities - 0.9%

CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/14/62	500,000	596,426
Series 1997-C2 Class D, 7.27% 1/17/35	105,000	116,127
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	500,000	599,128
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (h)	120,000	115,050
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	225,000	268,965
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	110,000	102,816
Class C, 4.13% 11/20/37 (f)	110,000	98,175
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	500,000	555,156
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,176,416)		2,451,843
Foreign Government and Government Agency Obligations - 0.4%
	Principal Amount	Value (Note 1)
Chilean Republic:
6.875% 4/28/09	$ 150,000	$ 163,946
7.125% 1/11/12	160,000	181,200
Malaysian Government 7.5% 7/15/11	110,000	127,256
Polish Government 6.25% 7/3/12	225,000	249,750
United Mexican States 9.875% 2/1/10	200,000	245,520
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $860,379)		967,672
Floating Rate Loans - 0.2%

FINANCIALS - 0.2%
Diversified Financials - 0.2%
American Tower LP Tranche B term loan 5.31% 12/31/07 (h)	150,000	138,000
Nextel Finance Co. Tranche D term loan 4.4375% 3/31/09 (h)	350,000	313,250
		451,250
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.1875% 7/21/06 (h)	80,621	79,815
Tranche C term loan 4.4375% 7/21/07 (h)	96,745	95,778
		175,593
TOTAL FLOATING RATE LOANS (Cost $621,594)		626,843
Money Market Funds - 16.9%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $46,245,996)	46,245,996	46,245,996
TOTAL INVESTMENT PORTFOLIO - 106.0% (Cost $293,575,627)	290,199,381
NET OTHER ASSETS - (6.0)%	(16,539,521)
NET ASSETS - 100%	$ 273,659,860
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,415,584 or 2.3% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
Ratings
US Governments	20.6%
AAA, AA, A	6.3
BBB	4.5
BB	3.7
B	3.7
CCC, CC, C	0.9
Equities	49.3
Short-Term and Net Other Assets	11.0
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $344,343,232 and $343,722,604, respectively, of which long-term U.S. government and government agency obligations aggregated $144,521,016 and $141,999,828, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,725 for the period.
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $626,843 or 0.2% of net assets.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $22,278,000 of which $1,350,000, $11,276,000 and $9,652,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $293,575,627) - See accompanying schedule		$ 290,199,381
Cash		37,109
Receivable for fund shares sold		40,545
Dividends receivable		162,543
Interest receivable		1,383,745
Total assets		291,823,323

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 17,893,510
Payable for fund shares redeemed	104,180
Accrued management fee	99,880
Distribution fees payable	5,620
Other payables and accrued expenses	60,273
Total liabilities		18,163,463

Net Assets		$ 273,659,860
Net Assets consist of:
Paid in capital		$ 292,472,031
Undistributed net investment income		8,300,210
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(23,736,455)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,375,926)
Net Assets		$ 273,659,860
Initial Class: Net Asset Value, offering price and redemption price per share ($235,064,090 ÷ 19,331,152 shares)		$ 12.16

Service Class: Net Asset Value, offering price and redemption price per share ($20,019,073 ÷ 1,653,252 shares)		$ 12.11

Service Class 2: Net Asset Value, offering price and redemption price per share ($18,576,697 ÷ 1,541,597 shares)		$ 12.05

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 2,115,625
Interest		7,771,871
Security lending		1,740
Total income		9,889,236

Expenses
Management fee	$ 1,259,629
Transfer agent fees	206,488
Distribution fees	70,268
Accounting and security lending fees	113,454
Non-interested trustees' compensation	1,046
Custodian fees and expenses	22,343
Audit	27,009
Legal	3,219
Miscellaneous	29,206
Total expenses before reductions	1,732,662
Expense reductions	(52,432)	1,680,230
Net investment income (loss)		8,209,006
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,390,685)
Foreign currency transactions	508
Futures contracts	(4,641,262)
Total net realized gain (loss)		(9,031,439)
Change in net unrealized appreciation (depreciation) on: Investment securities	(27,574,460)
Assets and liabilities in foreign currencies	844
Futures contracts	(316,479)
Total change in net unrealized appreciation (depreciation)		(27,890,095)
Net gain (loss)		(36,921,534)
Net increase (decrease) in net assets resulting from operations		$ (28,712,528)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 8,209,006	$ 8,952,487
Net realized gain (loss)	(9,031,439)	(11,271,877)
Change in net unrealized appreciation (depreciation)	(27,890,095)	(2,022,596)
Net increase (decrease) in net assets resulting from operations	(28,712,528)	(4,341,986)
Distributions to shareholders from net investment income	(8,837,001)	(10,202,857)
Share transactions - net increase (decrease)	4,349,125	38,243,415
Total increase (decrease) in net assets	(33,200,404)	23,698,572

Net Assets
Beginning of period	306,860,264	283,161,692
End of period (including undistributed net investment income of $8,300,210 and undistributed net investment income of $8,952,853, respectively)	$ 273,659,860	$ 306,860,264
Other Information: Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	3,458,033	233,061	650,930
Reinvested	586,697	54,643	37,261
Redeemed	(4,004,430)	(497,329)	(380,772)
Net increase (decrease)	40,300	(209,625)	307,419

Dollars Sold	$ 44,057,181	$ 3,005,489	$ 8,292,512
Reinvested	7,644,656	709,812	482,533
Redeemed	(49,132,561)	(6,145,338)	(4,565,159)
Net increase (decrease)	$ 2,569,276	$ (2,430,037)	$ 4,209,886

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	4,491,272	478,642	997,411
Reinvested	636,973	66,778	14,524
Redeemed	(3,194,837)	(597,940)	(111,657)
Net increase (decrease)	1,933,408	(52,520)	900,278

Dollars Sold	$ 61,013,674	$ 6,436,065	$ 13,467,721
Reinvested	9,051,388	946,241	205,228
Redeemed	(43,357,523)	(8,040,756)	(1,478,623)
Net increase (decrease)	$ 26,707,539	$ (658,450)	$ 12,194,326

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 7,644,656	$ 709,812	$ 482,533

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 9,051,388	$ 946,241	$ 205,228

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.72	$ 14.45	$ 16.00	$ 16.11	$ 14.58
Income from Investment Operations
Net investment income (loss) C	.36	.42	.48	.45	.44
Net realized and unrealized gain (loss)	(1.53)	(.63)	(1.15)	.24	2.00
Total from investment operations	(1.17)	(.21)	(.67)	.69	2.44
Distributions from net investment income	(.39)	(.52)	(.48)	(.37)	(.36)
Distributions from net realized gain	-	-	(.35)	(.43)	(.55)
Distributions in excess of net realized gain	-	-	(.05)	-	-
Total distributions	(.39)	(.52)	(.88)	(.80)	(.91)
Net asset value, end of period	$ 12.16	$ 13.72	$ 14.45	$ 16.00	$ 16.11
Total Return A, B	(8.72)%	(1.58)%	(4.30)%	4.55%	17.64%
Ratios to Average Net Assets D
Expenses before expense reductions	.57%	.57%	.58%	.57%	.59%
Expenses net of voluntary waivers, if any	.57%	.57%	.58%	.57%	.59%
Expenses net of all reductions	.55%	.55%	.56%	.55%	.58%
Net investment income (loss)	2.84%	3.11%	3.18%	2.87%	2.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 235,064	$ 264,608	$ 250,802	$ 325,371	$ 307,681
Portfolio turnover rate	134%	126%	126%	108%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.66	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Income from Investment Operations
Net investment income (loss) C	.34	.41	.46	.43	.41
Net realized and unrealized gain (loss)	(1.51)	(.64)	(1.14)	.24	1.98
Total from investment operations	(1.17)	(.23)	(.68)	.67	2.39
Distributions from net investment income	(.38)	(.50)	(.47)	(.37)	(.36)
Distributions from net realized gain	-	-	(.35)	(.43)	(.55)
Distributions in excess of net realized gain	-	-	(.05)	-	-
Total distributions	(.38)	(.50)	(.87)	(.80)	(.91)
Net asset value, end of period	$ 12.11	$ 13.66	$ 14.39	$ 15.94	$ 16.07
Total Return A, B	(8.75)%	(1.72)%	(4.38)%	4.43%	17.27%
Ratios to Average Net Assets D
Expenses before expense reductions	.67%	.67%	.68%	.67%	.70%
Expenses net of voluntary waivers, if any	.67%	.67%	.68%	.67%	.70%
Expenses net of all reductions	.65%	.65%	.66%	.66%	.69%
Net investment income (loss)	2.74%	3.01%	3.08%	2.77%	2.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,019	$ 25,455	$ 27,563	$ 27,054	$ 9,562
Portfolio turnover rate	134%	126%	126%	108%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.61	$ 14.37	$ 15.59
Income from Investment Operations
Net investment income (loss) E	.32	.38	.40
Net realized and unrealized gain (loss)	(1.51)	(.63)	(.75)
Total from investment operations	(1.19)	(.25)	(.35)
Distributions from net investment income	(.37)	(.51)	(.47)
Distributions from net realized gain	-	-	(.35)
Distributions in excess of net realized gain	-	-	(.05)
Total distributions	(.37)	(.51)	(.87)
Net asset value, end of period	$ 12.05	$ 13.61	$ 14.37
Total Return B, C, D	(8.93)%	(1.87)%	(2.37)%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.83%	.85% A
Expenses net of voluntary waivers, if any	.83%	.83%	.85% A
Expenses net of all reductions	.81%	.81%	.83% A
Net investment income (loss)	2.58%	2.85%	2.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,577	$ 16,798	$ 4,797
Portfolio turnover rate	134%	126%	126%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Service Class 2	-16.84%	0.52%	4.75%
S&P 500®	-22.10%	-0.59%	4.09%
Variable Annuity Growth & Income Funds Average	-20.11%	-0.58%	n/a*
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2 on December 31, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Louis Salemy, Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the one-year period that ended December 31, 2002, the fund outperformed both the Standard & Poor's 500 Index, which fell 22.10%, and the variable annuity growth & income funds average tracked by Lipper Inc., which dropped 20.11%.

Q. How did the fund beat its benchmarks in this difficult market?

A. It was more about missing a lot of the disasters than it was hitting home runs. To begin with, I maintained very little exposure to the downturn in technology stocks, which helped a lot. To me, the earnings expectations and valuations of tech firms were still too high, given a backdrop of weak capital spending and no major breakthrough technologies, such as the Internet, to drive another growth wave. While such prominent hardware names as Intel, IBM and Texas Instruments rallied with the rest of the sector during the fourth quarter, not owning them for the year was quite positive overall versus the index. Also key was avoiding other groups plagued by overcapacity, such as utilities, as well as owning the right telecommunication services stocks - namely wireless provider Nextel.

Q. What other strategies were helpful to performance?

A. It was tough finding many solid companies that were attractively priced and had good sustainable earnings growth. That said, I held more-concentrated positions in a mix of both cyclical and stable-growth stocks that I felt could help us do well in any economic environment. In addition, I maintained an above-average weighting in cash, which helped shelter us somewhat from falling equity markets. On the cyclical side, I avoided poor-performing traditional value names and instead used price declines to become more aggressive in such brokerage houses as Morgan Stanley and Merrill Lynch, which stood to benefit from an economic recovery. While we were early with these stocks, as capital markets activity remained weak, they still held up relatively well due to improved profit margins and earnings power.

Q. How did the fund's stable-growth stocks perform?

A. This part of the fund worked well. We benefited in consumer discretionary by owning good growth stories in media, most notably advertising company Omnicom Group and satellite TV provider EchoStar Communications. Raising exposure to select consumer staples - including Gillette - also paid off, as did our emphasis on some defensive financials.

Q. What moves disappointed?

A. One part of my cyclical strategy that didn't pan out was the fund's holdings in regional Bell operating company BellSouth, which suffered despite the solid management of its business during the economic downturn. Additionally, while we missed the period's biggest blowup, WorldCom, we did own a couple of stocks that suffered from corporate scandals and credit-quality downgrades, namely Tyco International and Adelphia Communications, both of which I've since sold. The fund's positioning in health care also detracted, as we held poor-performing biotechnology stock Amgen, while not owning many of the large-cap pharmaceutical stocks that bounced back on faster new drug approvals. While I was concerned about the growth outlook for drug stocks, the same was true for regional banks. However, not having enough banks in the portfolio hurt, as the group benefited from lower interest rates and better credit-risk management. Finally, Home Depot was a laggard on the retailing front, while Microsoft - the only tech stock I overweighted during the period - detracted despite being one of the few large-cap tech companies whose earnings didn't disappoint.

Q. What's your outlook, Louis?

A. I'm still cautious, as valuations in several industries are now less attractive following the recent run-up in the market. The ability of many companies - particularly within technology and health care - to grow their earnings going forward also remains a challenge. Paralysis in the capital markets has cast a pall over the entire economy, making it difficult for many firms to refinance and pay down debt, or even fund their businesses. We'll need to see some improvement here before the economy can begin growing again. Until then, I'll try to manage the fund for any economic environment through a balance of growth cyclicals and "Steady Eddies" that I feel can consistently increase their earnings power over time.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of December 31, 2002, more than
$1.0 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	5.2
Omnicom Group, Inc.	5.0
Morgan Stanley	4.8
Merrill Lynch & Co., Inc.	4.4
BellSouth Corp.	4.2
23.6
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	22.7
Consumer Discretionary	21.3
Consumer Staples	11.2
Telecommunication Services	8.7
Industrials	7.1
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks	81.2%
Bonds	3.1%
Short-Term Investments and Net Other Assets	15.7%

* Foreign investments	0.7%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 81.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 19.6%
Media - 12.0%
Comcast Corp. Class A (special) (a)	323,100	$ 7,298,829
E.W. Scripps Co. Class A	252,100	19,399,095
EchoStar Communications Corp. Class A (a)	1,543,200	34,351,632
Omnicom Group, Inc.	797,200	51,499,120
Pegasus Communications Corp. Class A (a)	1,415,100	1,853,781
Walt Disney Co.	571,600	9,322,796
		123,725,253
Multiline Retail - 5.3%
Kohl's Corp. (a)	345,800	19,347,510
Wal-Mart Stores, Inc.	694,800	35,094,348
		54,441,858
Specialty Retail - 1.6%
Hollywood Entertainment Corp. (a)	533,800	8,060,380
Home Depot, Inc.	364,200	8,726,232
		16,786,612
Textiles Apparel & Luxury Goods - 0.7%
Liz Claiborne, Inc.	234,900	6,964,785
TOTAL CONSUMER DISCRETIONARY		201,918,508
CONSUMER STAPLES - 11.2%
Beverages - 1.0%
The Coca-Cola Co.	233,500	10,231,970
Food & Drug Retailing - 0.9%
Walgreen Co.	319,400	9,323,286
Food Products - 0.8%
McCormick & Co., Inc. (non-vtg.)	357,100	8,284,720
Household Products - 2.3%
Colgate-Palmolive Co.	235,600	12,352,508
Kimberly-Clark Corp.	229,500	10,894,365
		23,246,873
Personal Products - 5.2%
Gillette Co.	1,757,500	53,357,699
Tobacco - 1.0%
Philip Morris Companies, Inc.	259,160	10,503,755
TOTAL CONSUMER STAPLES		114,948,303
ENERGY - 2.8%
Oil & Gas - 2.8%
Exxon Mobil Corp.	815,856	28,506,009
FINANCIALS - 22.7%
Banks - 4.7%
Bank One Corp.	174,400	6,374,320
Wells Fargo & Co.	894,400	41,920,528
		48,294,848

	Shares	Value (Note 1)
Diversified Financials - 14.6%
Fannie Mae	265,300	$ 17,066,749
Freddie Mac	575,532	33,985,165
Goldman Sachs Group, Inc.	67,000	4,562,700
Merrill Lynch & Co., Inc.	1,201,500	45,596,925
Morgan Stanley	1,247,900	49,816,168
		151,027,707
Insurance - 3.4%
Allstate Corp.	244,500	9,044,055
American International Group, Inc.	346,005	20,016,389
PartnerRe Ltd.	109,500	5,674,290
		34,734,734
TOTAL FINANCIALS		234,057,289
HEALTH CARE - 5.5%
Biotechnology - 1.6%
Amgen, Inc. (a)	337,500	16,314,750
Health Care Equipment & Supplies - 0.8%
Advanced Medical Optics, Inc. (a)	1	12
Medtronic, Inc.	190,300	8,677,680
		8,677,692
Pharmaceuticals - 3.1%
Allergan, Inc.	123,100	7,093,022
Bristol-Myers Squibb Co.	105,200	2,435,380
Pfizer, Inc.	718,700	21,970,659
		31,499,061
TOTAL HEALTH CARE		56,491,503
INDUSTRIALS - 7.1%
Aerospace & Defense - 1.7%
Lockheed Martin Corp.	111,700	6,450,675
Northrop Grumman Corp.	79,300	7,692,100
United Technologies Corp.	56,600	3,505,804
		17,648,579
Airlines - 0.5%
Mesaba Holdings, Inc. (a)	421,100	2,577,132
Southwest Airlines Co.	173,600	2,413,040
		4,990,172
Building Products - 0.5%
American Standard Companies, Inc. (a)	78,500	5,584,490
Commercial Services & Supplies - 1.4%
Avery Dennison Corp.	66,400	4,055,712
First Data Corp.	294,500	10,428,245
		14,483,957
Industrial Conglomerates - 3.0%
General Electric Co.	1,252,700	30,503,245
TOTAL INDUSTRIALS		73,210,443
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 5.0%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	893,200	$ 11,700,920
Nokia Corp. sponsored ADR	27,000	418,500
		12,119,420
Computers & Peripherals - 0.1%
Lexmark International, Inc. Class A (a)	13,500	816,750
Software - 3.7%
Microsoft Corp. (a)	739,900	38,252,830
TOTAL INFORMATION TECHNOLOGY		51,189,000
MATERIALS - 0.0%
Chemicals - 0.0%
Praxair, Inc.	2,300	132,871
Containers & Packaging - 0.0%
Ball Corp.	6	307
TOTAL MATERIALS		133,178
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 6.8%
BellSouth Corp.	1,680,600	43,477,122
SBC Communications, Inc.	409,130	11,091,514
Verizon Communications, Inc.	402,400	15,593,000
		70,161,636
Wireless Telecommunication Services - 0.5%
Nextel Communications, Inc. Class A (a)	429,900	4,965,345
TOTAL TELECOMMUNICATION SERVICES		75,126,981
TOTAL COMMON STOCKS (Cost $952,641,235)		835,581,214
Corporate Bonds - 3.1%
	Principal Amount
Convertible Bonds - 1.7%
CONSUMER DISCRETIONARY - 1.7%
Media - 1.7%
EchoStar Communications Corp.:
5.75% 5/15/08 (c)	$ 18,830,000	17,041,150
5.75% 5/15/08	300,000	273,000
		17,314,150

	Principal Amount	Value (Note 1)
Nonconvertible Bonds - 1.4%
TELECOMMUNICATION SERVICES - 1.4%
Wireless Telecommunication Services - 1.4%
Nextel Communications, Inc.:
9.375% 11/15/09	$ 8,080,000	$ 7,312,400
9.5% 2/1/11	7,525,000	6,772,500
		14,084,900
TOTAL CORPORATE BONDS (Cost $30,161,828)		31,399,050
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (Cost $1,499,424)	1,500,000	1,499,676
Money Market Funds - 15.5%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $160,030,333)	160,030,333	160,030,333
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $1,144,332,820)		1,028,510,273
NET OTHER ASSETS - 0.1%		663,213
NET ASSETS - 100%		$ 1,029,173,486
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,041,150 or 1.7% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $405,999,716 and $412,767,717, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27,358 for the period.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $156,531,000 of which $49,149,000 and $107,382,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $1,144,332,820) - See accompanying schedule		$ 1,028,510,273
Receivable for fund shares sold		296,078
Dividends receivable		979,582
Interest receivable		722,617
Other receivables		5,404
Total assets		1,030,513,954

Liabilities
Payable for fund shares redeemed	$ 775,135
Accrued management fee	422,728
Distribution fees payable	50,309
Other payables and accrued expenses	92,296
Total liabilities		1,340,468

Net Assets		$ 1,029,173,486
Net Assets consist of:
Paid in capital		$ 1,292,053,884
Undistributed net investment income		13,960,647
Accumulated undistributed net realized gain (loss) on investments		(161,018,498)
Net unrealized appreciation (depreciation) on investments		(115,822,547)
Net Assets		$ 1,029,173,486

Initial Class: Net Asset Value, offering price and redemption price per share ($638,123,763 ÷ 58,752,003 shares)		$ 10.86

Service Class: Net Asset Value, offering price and redemption price per share ($250,160,114 ÷ 23,167,805 shares)		$ 10.80

Service Class 2: Net Asset Value, offering price and redemption price per share ($140,889,609 ÷ 13,131,919 shares)		$ 10.73

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 12,546,729
Interest		8,502,499
Security lending		4,636
Total income		21,053,864

Expenses
Management fee	$ 5,399,250
Transfer agent fees	773,176
Distribution fees	532,749
Accounting and security lending fees	282,366
Non-interested trustees' compensation	4,032
Custodian fees and expenses	16,588
Audit	31,741
Legal	13,641
Reports to shareholders	100,808
Miscellaneous	8,375
Total expenses before reductions	7,162,726
Expense reductions	(142,132)	7,020,594
Net investment income (loss)		14,033,270
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(97,687,550)
Futures contracts	(8,266,772)
Total net realized gain (loss)		(105,954,322)
Change in net unrealized appreciation (depreciation) on: Investment securities	(122,151,854)
Futures contracts	(1,067,223)
Total change in net unrealized appreciation (depreciation)		(123,219,077)
Net gain (loss)		(229,173,399)
Net increase (decrease) in net assets resulting from operations		$ (215,140,129)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,033,270	$ 15,617,953
Net realized gain (loss)	(105,954,322)	(55,343,155)
Change in net unrealized appreciation (depreciation)	(123,219,077)	(73,235,701)
Net increase (decrease) in net assets resulting from operations	(215,140,129)	(112,960,903)
Distributions to shareholders from net investment income	(15,060,404)	(15,500,793)
Distributions to shareholders from net realized gain	-	(50,237,278)
Total distributions	(15,060,404)	(65,738,071)
Share transactions - net increase (decrease)	8,584,266	192,076,906
Total increase (decrease) in net assets	(221,616,267)	13,377,932

Net Assets
Beginning of period	1,250,789,753	1,237,411,821
End of period (including undistributed net investment income of $13,960,647 and undistributed net investment income of $15,180,119, respectively)	$ 1,029,173,486	$ 1,250,789,753
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	5,547,232	3,741,835	8,546,664
Reinvested	858,112	262,919	83,941
Redeemed	(15,376,984)	(2,273,174)	(1,333,545)
Net increase (decrease)	(8,971,640)	1,731,580	7,297,060
Dollars
Sold	$ 65,703,944	$ 44,246,058	$ 98,819,591
Reinvested	10,743,568	3,275,965	1,040,871
Redeemed	(175,367,574)	(25,009,314)	(14,868,843)
Net increase (decrease)	$ (98,920,062)	$ 22,512,709	$ 84,991,619

Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	8,754,467	7,628,976	5,096,985
Reinvested	3,712,724	812,593	60,117
Redeemed	(11,004,137)	(1,028,965)	(181,025)
Net increase (decrease)	1,463,054	7,412,604	4,976,077
Dollars
Sold	$ 118,081,480	$ 102,324,030	$ 66,757,918
Reinvested	53,277,595	11,603,819	856,657
Redeemed	(145,071,678)	(13,471,861)	(2,281,054)
Net increase (decrease)	$ 26,287,397	$ 100,455,988	$ 65,333,521

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,743,568	$ 3,275,965	$ 1,040,871
From net realized gain	-	-	-
Total	$ 10,743,568	$ 3,275,965	$ 1,040,871
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 12,653,429	$ 2,643,908	$ 203,456
From net realized gain	40,624,166	8,959,911	653,201
Total	$ 53,277,595	$ 11,603,819	$ 856,657

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.19	$ 15.26	$ 17.30	$ 16.15	$ 12.53
Income from Investment Operations
Net investment income (loss) C	.15	.18	.20	.18	.15
Net realized and unrealized gain (loss)	(2.32)	(1.45)	(.81)	1.27	3.54
Total from investment operations	(2.17)	(1.27)	(.61)	1.45	3.69
Distributions from net investment income	(.16)	(.19)	(.19)	(.10)	-
Distributions from net realized gain	-	(.61)	(1.24)	(.20)	(.07)
Total distributions	(.16)	(.80)	(1.43)	(.30)	(.07)
Net asset value, end of period	$ 10.86	$ 13.19	$ 15.26	$ 17.30	$ 16.15
Total Return A,B	(16.61)%	(8.75)%	(3.62)%	9.17%	29.59%
Ratios to Average Net Assets D
Expenses before expense reductions	.59%	.58%	.58%	.60%	.61%
Expenses net of voluntary waivers, if any	.59%	.58%	.58%	.60%	.61%
Expenses net of all reductions	.58%	.56%	.57%	.59%	.60%
Net investment income (loss)	1.30%	1.34%	1.26%	1.08%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 638,124	$ 893,359	$ 1,011,393	$ 1,259,396	$ 1,141,806
Portfolio turnover rate	43%	58%	72%	58%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.12	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Income from Investment Operations
Net investment income (loss) C	.14	.16	.18	.16	.15
Net realized and unrealized gain (loss)	(2.31)	(1.44)	(.80)	1.27	3.50
Total from investment operations	(2.17)	(1.28)	(.62)	1.43	3.65
Distributions from net investment income	(.15)	(.18)	(.19)	(.10)	-
Distributions from net realized gain	-	(.61)	(1.24)	(.20)	(.07)
Total distributions	(.15)	(.79)	(1.43)	(.30)	(.07)
Net asset value, end of period	$ 10.80	$ 13.12	$ 15.19	$ 17.24	$ 16.11
Total Return A,B	(16.69)%	(8.85)%	(3.69)%	9.06%	29.27%
Ratios to Average Net Assets D
Expenses before expense reductions	.69%	.68%	.69%	.70%	.71%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.70%	.71%
Expenses net of all reductions	.68%	.66%	.68%	.69%	.70%
Net investment income (loss)	1.20%	1.24%	1.16%	.98%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 250,160	$ 281,194	$ 212,994	$ 95,600	$ 18,375
Portfolio turnover rate	43%	58%	72%	58%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 15.17	$ 16.94
Income from Investment Operations
Net investment income (loss) E	.12	.14	.15
Net realized and unrealized gain (loss)	(2.30)	(1.44)	(.49)
Total from investment operations	(2.18)	(1.30)	(.34)
Distributions from net investment income	(.16)	(.19)	(.19)
Distributions from net realized gain	-	(.61)	(1.24)
Total distributions	(.16)	(.80)	(1.43)
Net asset value, end of period	$ 10.73	$ 13.07	$ 15.17
Total Return B,C,D	(16.84)%	(9.01)%	(2.11)%
Ratios to Average Net Assets G
Expenses before expense reductions	.85%	.84%	.85% A
Expenses net of voluntary waivers, if any	.85%	.84%	.85% A
Expenses net of all reductions	.84%	.82%	.84% A
Net investment income (loss)	1.05%	1.08%	1.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,890	$ 76,237	$ 13,025
Portfolio turnover rate	43%	58%	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth Opportunities - Service Class 2	-22.01%	-6.50%	4.80%
S&P 500®	-22.10%	-0.59%	10.31%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	n/a*
Variable Annuity Large-Cap Core Funds Average	-23.51%	-2.13%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2 on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform, Bettina?

A. For the 12-month period ending December 31, 2002, the fund slightly outperformed the Standard & Poor's 500 Index, which fell 22.10% for the year, and it soundly beat the 25.44% decline of the variable annuity growth funds average tracked by Lipper Inc. Against the backdrop of three straight years of declines for the equity market, this performance reflects a subpar return on an absolute basis, although the fund did beat the performance of its benchmarks.

Q. As you mentioned, the stock market has struggled for nearly three years now. What was your approach entering the period, and what were your successes and disappointments?

A. Obviously, the overriding disappointment was the fund's negative return. While I outperformed my competitors, reporting an absolute loss for another year is disheartening. In hindsight, the fund's move toward a defensive stance reflecting serious concerns about corporate profitability was right. Executing that strategy, however, proved to be much more difficult than anticipated, as traditionally defensive sectors - including health care and regional Bell operating companies (RBOCs) - had a dismal 12 months. Generally, the search for dependable earnings growers was a challenging proposition during the past year. Specifically, underweighting technology was a positive contributor to the fund's performance. Underweighting the RBOCs also worked out well. However, stock selection within pharmaceuticals proved to be one of the more disappointing ventures for the fund during the past year.

Q. With all the high-profile blow-ups of 2002 - including Tyco International and WorldCom, among others - did you manage to sidestep these land mines?

A. I avoided most of the disasters, but not all of them. Avoiding WorldCom, Electronic Data Systems (EDS) and Nortel was a definite plus, although I did buy some EDS late in the period after the stock had been beaten down to what I felt was an attractive valuation. With the October/November rally in tech, EDS actually was a positive contributor to the fund's absolute and relative return. Tyco, however, was in the portfolio when that story began to unravel. Despite the fact that I significantly reduced this position before the stock completely collapsed, Tyco took a heavy toll on the fund's performance. In addition to the headline-grabbing cases of corporate fraud, the past year will be remembered for the number of business models that failed due to lack of volume, increased pricing pressures and misaligned cost structures.

Q. What other stocks proved to be disappointments?

A. As I mentioned before, a number of the fund's drug holdings fared poorly. Wyeth's largest product franchise came under scrutiny as new studies raised concerns about negative side effects, thus raising questions about the company's earnings growth rate. Baxter failed to achieve its lofty earnings growth goals as one of its key markets slowed. Sepracor declined precipitously when the biotechnology firm encountered issues in its product pipeline. With biotech companies, the risk/reward is high, as you're betting on the future value of developments in the pipeline. If something falls out or gets delayed, as it did with Sepracor, it does incredible damage to the stock price. Lastly, Pfizer, the fund's third-largest holding at the end of the period, was a detractor, in part due to the pall cast over the entire pharmaceutical industry, but also because its plan to acquire Pharmacia was greeted less than enthusiastically by the market. The fund no longer holds Baxter or Sepracor.

Q. What stocks performed well?

A. Moving through the second quarter of this calendar year, the fund's media stocks started to perform better. The investment thesis for the media holdings was that, historically, advertising "spend" has grown well, with few down years, and that a rebound in advertising spend would result in strong earnings growth for the respective companies. In other words, media stocks appeared to be a good way to get some cyclical exposure for the fund. As it turned out, ad spend did pick up and the fund's media holdings, most notably Viacom and Fox Entertainment, were positive contributors to performance. Elsewhere, Forest Labs was one health care pick that worked based on the company's string of successful product introductions in 2002. Merrill Lynch was another winner, and one of several of the fund's stocks that did well in large part because of well-managed restructurings. Viacom, Gillette, Coca-Cola and Amazon.com also have made significant progress in improving their business models.

Q. What's your outlook, Bettina? Can we escape a fourth straight year of declines in the market?

A. I can't predict the future, but I do feel more optimistic about 2003. I think we're starting to see the signs that are typical of a cyclical bottom. Companies are restructuring, consumers are retrenching, capital spending appears to be bottoming, and merger and acquisition activity is picking up. Along with the slow earnings recovery that seemed to be underway at period end, these factors could make for a better year in 2003.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to provide capital growth

Start date: January 3, 1995

Size: as of December 31, 2002, more than
$633 million

Manager: Bettina Doulton, since 2000; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Gillette Co.	3.9
Citigroup, Inc.	3.6
Pfizer, Inc.	3.0
Freddie Mac	3.0
The Coca-Cola Co.	2.8
16.3
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	16.7
Consumer Discretionary	16.3
Health Care	15.2
Information Technology	11.4
Consumer Staples	10.6
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	96.0%
Short-Term Investments and Net Other Assets	4.0%
* Foreign investments	4.3%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 86.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.3%
Hotels, Restaurants & Leisure - 0.8%
Marriott International, Inc. Class A	19,100	$ 627,817
McDonald's Corp.	25,900	416,472
Panera Bread Co. Class A (a)	31,100	1,082,591
Starwood Hotels & Resorts Worldwide, Inc. unit	139,000	3,299,860
		5,426,740
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (a)	115,500	2,181,795
Leisure Equipment & Products - 0.1%
Eastman Kodak Co.	20,100	704,304
Media - 8.9%
AOL Time Warner, Inc. (a)	466,700	6,113,770
Clear Channel Communications, Inc. (a)	75,500	2,815,395
Comcast Corp.:
Class A (a)	24,359	574,142
Class A (special) (a)	165,600	3,740,904
Fox Entertainment Group, Inc. Class A (a)	465,900	12,080,787
McGraw-Hill Companies, Inc.	6,400	386,816
Meredith Corp.	30,200	1,241,522
News Corp. Ltd. ADR	97,900	2,569,875
Omnicom Group, Inc.	35,500	2,293,300
Univision Communications, Inc. Class A (a)	202,400	4,958,800
Viacom, Inc.:
Class A (a)	21,800	889,658
Class B (non-vtg.) (a)	423,420	17,258,599
Walt Disney Co.	75,700	1,234,667
		56,158,235
Multiline Retail - 3.1%
Costco Wholesale Corp. (a)	65,700	1,843,542
JCPenney Co., Inc.	96,400	2,218,164
Kohl's Corp. (a)	112,600	6,299,970
Target Corp.	53,600	1,608,000
Wal-Mart Stores, Inc.	146,600	7,404,766
		19,374,442
Specialty Retail - 2.2%
Best Buy Co., Inc. (a)	35,500	857,325
Home Depot, Inc.	126,800	3,038,128
Lowe's Companies, Inc.	141,300	5,298,750
RadioShack Corp.	43,300	811,442
Staples, Inc. (a)	208,000	3,806,400
		13,812,045
Textiles Apparel & Luxury Goods - 0.9%
Adidas-Salomon AG	35,187	3,040,395
Coach, Inc. (a)	54,100	1,780,972
NIKE, Inc. Class B	20,100	893,847
		5,715,214
TOTAL CONSUMER DISCRETIONARY		103,372,775

	Shares	Value (Note 1)
CONSUMER STAPLES - 10.6%
Beverages - 3.5%
Pepsi Bottling Group, Inc.	43,600	$ 1,120,520
PepsiCo, Inc.	80,400	3,394,488
The Coca-Cola Co.	397,500	17,418,450
		21,933,458
Food Products - 1.0%
Dean Foods Co. (a)	95,000	3,524,500
Kraft Foods, Inc. Class A	23,300	907,069
The J.M. Smucker Co.	378	15,048
Tyson Foods, Inc. Class A	145,300	1,630,266
		6,076,883
Household Products - 0.7%
Colgate-Palmolive Co.	70,400	3,691,072
Procter & Gamble Co.	10,820	929,871
		4,620,943
Personal Products - 4.1%
Avon Products, Inc.	23,222	1,250,969
Gillette Co.	807,770	24,523,893
		25,774,862
Tobacco - 1.3%
Philip Morris Companies, Inc.	206,820	8,382,415
TOTAL CONSUMER STAPLES		66,788,561
ENERGY - 5.7%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	88,100	2,835,939
Cooper Cameron Corp. (a)	38,500	1,918,070
Helmerich & Payne, Inc.	25,200	703,332
Schlumberger Ltd. (NY Shares)	212,100	8,927,289
		14,384,630
Oil & Gas - 3.4%
BP PLC sponsored ADR	115,790	4,706,864
ChevronTexaco Corp.	61,100	4,061,928
ConocoPhillips	53,530	2,590,317
Exxon Mobil Corp.	301,400	10,530,916
		21,890,025
TOTAL ENERGY		36,274,655
FINANCIALS - 16.7%
Banks - 0.5%
Bank of America Corp.	30,600	2,128,842
Bank One Corp.	31,700	1,158,635
		3,287,477
Diversified Financials - 13.9%
American Express Co.	124,700	4,408,145
Charles Schwab Corp.	226,500	2,457,525
Citigroup, Inc.	651,107	22,912,455
Fannie Mae	196,200	12,621,546
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Freddie Mac	317,700	$ 18,760,185
Investment Technology Group, Inc. (a)	32,750	732,290
Lehman Brothers Holdings, Inc.	10,100	538,229
Merrill Lynch & Co., Inc.	291,300	11,054,835
Morgan Stanley	276,300	11,029,896
SLM Corp.	25,400	2,638,044
Stilwell Financial, Inc.	81,500	1,065,205
		88,218,355
Insurance - 2.3%
American International Group, Inc.	209,162	12,100,022
Aon Corp.	30,600	578,034
Travelers Property Casualty Corp.:
Class A	65,709	962,637
Class B (a)	60,423	885,197
		14,525,890
TOTAL FINANCIALS		106,031,722
HEALTH CARE - 15.2%
Biotechnology - 0.7%
Celgene Corp. (a)	48,900	1,049,883
IDEC Pharmaceuticals Corp. (a)	87,900	2,915,643
Vertex Pharmaceuticals, Inc. (a)	28,000	443,800
		4,409,326
Health Care Equipment & Supplies - 4.2%
Alcon, Inc.	98,400	3,881,880
Becton, Dickinson & Co.	159,800	4,904,262
Boston Scientific Corp. (a)	141,200	6,003,824
C.R. Bard, Inc.	44,200	2,563,600
Medtronic, Inc.	109,700	5,002,320
St. Jude Medical, Inc. (a)	81,980	3,256,246
Zimmer Holdings, Inc. (a)	29,550	1,226,916
		26,839,048
Health Care Providers & Services - 0.0%
Cardinal Health, Inc.	4,905	290,327
Pharmaceuticals - 10.3%
Abbott Laboratories	139,830	5,593,200
Allergan, Inc.	9,900	570,438
Barr Laboratories, Inc. (a)	29,300	1,907,137
Bristol-Myers Squibb Co.	41,400	958,410
Eli Lilly & Co.	50,200	3,187,700
Forest Laboratories, Inc. (a)	20,700	2,033,154
Johnson & Johnson	141,700	7,610,707
Merck & Co., Inc.	250,100	14,158,161
Novartis AG sponsored ADR	51,600	1,895,268
Pfizer, Inc.	626,093	19,139,663

	Shares	Value (Note 1)
Schering-Plough Corp.	121,600	$ 2,699,520
Wyeth	139,000	5,198,600
		64,951,958
TOTAL HEALTH CARE		96,490,659
INDUSTRIALS - 6.3%
Aerospace & Defense - 0.3%
Lockheed Martin Corp.	10,370	598,868
Northrop Grumman Corp.	10,300	999,100
		1,597,968
Air Freight & Logistics - 0.3%
FedEx Corp.	40,800	2,212,176
Airlines - 0.8%
Alaska Air Group, Inc. (a)	20,700	448,155
Delta Air Lines, Inc.	61,200	740,520
Southwest Airlines Co.	267,450	3,717,555
		4,906,230
Commercial Services & Supplies - 1.2%
First Data Corp.	113,700	4,026,117
Paychex, Inc.	107,023	2,985,942
Robert Half International, Inc. (a)	20,200	325,422
		7,337,481
Industrial Conglomerates - 2.9%
3M Co.	10,100	1,245,330
General Electric Co.	637,250	15,517,038
Tyco International Ltd.	100,800	1,721,664
		18,484,032
Machinery - 0.3%
Danaher Corp.	31,100	2,043,270
Road & Rail - 0.5%
CSX Corp.	34,290	970,750
Kansas City Southern (a)	70,900	850,800
Union Pacific Corp.	19,740	1,181,834
		3,003,384
TOTAL INDUSTRIALS		39,584,541
INFORMATION TECHNOLOGY - 11.4%
Communications Equipment - 2.3%
Cisco Systems, Inc. (a)	566,060	7,415,386
Juniper Networks, Inc. (a)	144,700	983,960
Motorola, Inc.	503,800	4,357,870
Nokia Corp. sponsored ADR	118,100	1,830,550
		14,587,766
Computers & Peripherals - 1.4%
Dell Computer Corp. (a)	288,500	7,714,490
EMC Corp. (a)	100,400	616,456
Hewlett-Packard Co.	41,300	716,968
		9,047,914
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	45,200	$ 811,792
Diebold, Inc.	24,400	1,005,768
		1,817,560
Internet Software & Services - 0.9%
Overture Services, Inc. (a)	25,800	704,598
Yahoo!, Inc. (a)	284,000	4,643,400
		5,347,998
IT Consulting & Services - 0.2%
Electronic Data Systems Corp.	61,700	1,137,131
Semiconductor Equipment & Products - 3.2%
Analog Devices, Inc. (a)	115,200	2,749,824
Applied Materials, Inc. (a)	78,200	1,018,946
Intel Corp.	234,310	3,648,207
KLA-Tencor Corp. (a)	8,600	304,182
LAM Research Corp. (a)	42,800	462,240
Marvell Technology Group Ltd. (a)	51,700	975,062
Micron Technology, Inc. (a)	103,100	1,004,194
National Semiconductor Corp. (a)	168,500	2,529,185
NVIDIA Corp. (a)	51,100	588,161
Teradyne, Inc. (a)	53,100	690,831
Texas Instruments, Inc.	334,700	5,023,847
Xilinx, Inc. (a)	74,100	1,526,460
		20,521,139
Software - 3.1%
Adobe Systems, Inc.	74,800	1,855,115
Microsoft Corp. (a)	316,900	16,383,730
Quest Software, Inc. (a)	46,718	481,663
VERITAS Software Corp. (a)	66,800	1,043,416
		19,763,924
TOTAL INFORMATION TECHNOLOGY		72,223,432
MATERIALS - 1.4%
Chemicals - 1.1%
Dow Chemical Co.	80,700	2,396,790
E.I. du Pont de Nemours & Co.	35,100	1,488,240
Monsanto Co.	31,000	596,750
Praxair, Inc.	38,700	2,235,699
		6,717,479
Metals & Mining - 0.3%
Alcoa, Inc.	90,300	2,057,034
TOTAL MATERIALS		8,774,513
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.2%
AT&T Corp.	15,060	393,217
BellSouth Corp.	204,100	5,280,067

	Shares	Value (Note 1)
SBC Communications, Inc.	74,760	$ 2,026,744
Verizon Communications, Inc.	165,900	6,428,625
		14,128,653
Wireless Telecommunication Services - 0.2%
Sprint Corp. - PCS Group Series 1 (a)	248,400	1,087,992
TOTAL TELECOMMUNICATION SERVICES		15,216,645
TOTAL COMMON STOCKS (Cost $567,134,571)		544,757,503
U.S. Treasury Obligations - 0.7%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.2% to 1.54% 1/9/03 to 2/27/03 (c) (Cost $4,396,924)	$ 4,400,000	4,397,648
Money Market Funds - 13.9%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	85,555,463	85,555,463
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	2,310,000	2,310,000
TOTAL MONEY MARKET FUNDS (Cost $87,865,463)		87,865,463
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $659,396,958)		637,020,614
NET OTHER ASSETS - (0.6)%		(3,741,382)
NET ASSETS - 100%		$ 633,279,232
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
288 S&P 500 Index Contracts	March 2003	$ 63,280,800	$ (1,963,685)
The face value of futures purchased as a percentage of net assets - 10.0%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $4,397,648.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $434,062,344 and $600,404,003, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $31,239 for the period.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $296,046,000 of which $30,553,000, $149,878,000 and $115,615,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $2,181,795) (cost $659,396,958) - See accompanying schedule		$ 637,020,614
Receivable for investments sold		1,372,833
Receivable for fund shares sold		75,056
Dividends receivable		722,355
Interest receivable		114,198
Receivable for daily variation on futures contracts		100,800
Other receivables		8,597
Total assets		639,414,453

Liabilities
Payable to custodian bank	$ 45,224
Payable for investments purchased	2,619,155
Payable for fund shares redeemed	747,212
Accrued management fee	319,295
Distribution fees payable	25,148
Other payables and accrued expenses	69,187
Collateral on securities loaned, at value	2,310,000
Total liabilities		6,135,221

Net Assets		$ 633,279,232
Net Assets consist of:
Paid in capital		$ 953,643,409
Undistributed net investment income		4,525,392
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(300,553,278)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(24,336,291)
Net Assets		$ 633,279,232

Initial Class: Net Asset Value, offering price and redemption price per share ($403,475,540 ÷ 34,442,948 shares)		$ 11.71

Service Class: Net Asset Value, offering price and redemption price per share ($188,317,575 ÷ 16,096,714 shares)		$ 11.70

Service Class 2: Net Asset Value, offering price and redemption price per share ($41,486,117 ÷ 3,565,562 shares)		$ 11.64

Statement of Operations

	Year ended December 31, 2002
Investment Income
Dividends		$ 9,244,701
Interest		1,294,838
Security lending		13,780
Total income		10,553,319

Expenses
Management fee	$ 4,583,230
Transfer agent fees	556,363
Distribution fees	341,811
Accounting and security lending fees	230,453
Non-interested trustees' compensation	2,877
Custodian fees and expenses	23,746
Audit	32,919
Legal	9,841
Miscellaneous	97,209
Total expenses before reductions	5,878,449
Expense reductions	(301,005)	5,577,444
Net investment income (loss)		4,975,875
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(112,122,160)
Foreign currency transactions	1,648
Futures contracts	(1,431,882)
Total net realized gain (loss)		(113,552,394)
Change in net unrealized appreciation (depreciation) on: Investment securities	(93,180,828)
Assets and liabilities in foreign currencies	7,957
Futures contracts	(1,963,685)
Total change in net unrealized appreciation (depreciation)		(95,136,556)
Net gain (loss)		(208,688,950)
Net increase (decrease) in net assets resulting from operations		$ (203,713,075)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,975,875	$ 8,185,900
Net realized gain (loss)	(113,552,394)	(149,504,018)
Change in net unrealized appreciation (depreciation)	(95,136,556)	(46,969,320)
Net increase (decrease) in net assets resulting from operations	(203,713,075)	(188,287,438)
Distributions to shareholders from net investment income	(8,515,304)	(4,056,791)
Share transactions - net increase (decrease)	(130,074,012)	(155,735,950)
Total increase (decrease) in net assets	(342,302,391)	(348,080,179)

Net Assets
Beginning of period	975,581,623	1,323,661,802
End of period (including undistributed net investment income of $4,525,392 and undistributed net investment income of $8,073,998, respectively)	$ 633,279,232	$ 975,581,623
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	4,073,344	2,148,249	2,793,837
Reinvested	418,938	154,434	23,984
Redeemed	(13,173,878)	(4,639,853)	(2,220,662)
Net increase (decrease)	(8,681,596)	(2,337,170)	597,159

Dollars Sold	$ 53,351,268	$ 28,729,746	$ 36,310,489
Reinvested	5,974,043	2,200,701	340,561
Redeemed	(170,612,111)	(58,753,780)	(27,614,929)
Net increase (decrease)	$ (111,286,800)	$ (27,823,333)	$ 9,036,121

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	9,904,497	3,240,124	2,152,732
Reinvested	181,161	44,864	5,704
Redeemed	(20,623,054)	(4,389,986)	(650,918)
Net increase (decrease)	(10,537,396)	(1,104,998)	1,507,518

Dollars Sold	$ 154,769,236	$ 50,526,723	$ 33,624,263
Reinvested	3,172,127	785,129	99,535
Redeemed	(321,562,633)	(67,420,661)	(9,729,669)
Net increase (decrease)	$ (163,621,270)	$ (16,108,809)	$ 23,994,129

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 5,974,042	$ 2,200,701	$ 340,561
From net realized gain	-	-	-
Total	$ 5,974,042	$ 2,200,701	$ 340,561

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 3,172,127	$ 785,129	$ 99,535
From net realized gain	-	-	-
Total	$ 3,172,127	$ 785,129	$ 99,535

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.13	$ 17.74	$ 23.15	$ 22.88	$ 19.27
Income from Investment Operations
Net investment income (loss) C	.09	.12	.06	.27	.26
Net realized and unrealized gain (loss)	(3.37)	(2.67)	(3.77)	.66	4.29
Total from investment operations	(3.28)	(2.55)	(3.71)	.93	4.55
Distributions from net investment income	(.14)	(.06)	(.29)	(.23)	(.21)
Distributions from net realized gain	-	-	(1.41)	(.43)	(.73)
Total distributions	(.14)	(.06)	(1.70)	(.66)	(.94)
Net asset value, end of period	$ 11.71	$ 15.13	$ 17.74	$ 23.15	$ 22.88
Total Return A, B	(21.84)%	(14.42)%	(17.07)%	4.27%	24.61%
Ratios to Average Net Assets D
Expenses before expense reductions	.70%	.69%	.68%	.69%	.71%
Expenses net of voluntary waivers, if any	.70%	.69%	.68%	.69%	.71%
Expenses net of all reductions	.66%	.67%	.66%	.68%	.70%
Net investment income (loss)	.68%	.79%	.31%	1.20%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 403,476	$ 652,493	$ 951,875	$ 1,541,587	$ 1,570,011
Portfolio turnover rate	60%	89%	117%	42%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.11	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Income from Investment Operations
Net investment income (loss)C	.08	.11	.04	.25	.23
Net realized and unrealized gain (loss)	(3.37)	(2.67)	(3.76)	.66	4.30
Total from investment operations	(3.29)	(2.56)	(3.72)	.91	4.53
Distributions from net investment income	(.12)	(.04)	(.28)	(.22)	(.21)
Distributions from net realized gain	-	-	(1.41)	(.43)	(.73)
Total distributions	(.12)	(.04)	(1.69)	(.65)	(.94)
Net asset value, end of period	$ 11.70	$ 15.11	$ 17.71	$ 23.12	$ 22.86
Total ReturnA,B	(21.92)%	(14.49)%	(17.13)%	4.18%	24.51%
Ratios to Average Net AssetsD
Expenses before expense reductions	.80%	.79%	.79%	.79%	.80%
Expenses net of voluntary waivers, if any	.80%	.79%	.79%	.79%	.80%
Expenses net of all reductions	.77%	.77%	.76%	.78%	.79%
Net investment income (loss)	.58%	.69%	.21%	1.09%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 188,318	$ 278,446	$ 345,960	$ 344,778	$ 149,496
Portfolio turnover rate	60%	89%	117%	42%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.04	$ 17.68	$ 22.70
Income from Investment Operations
Net investment income (loss) E	.05	.08	.01
Net realized and unrealized gain (loss)	(3.34)	(2.66)	(3.34)
Total from investment operations	(3.29)	(2.58)	(3.33)
Distributions from net investment income	(.11)	(.06)	(.28)
Distributions from net realized gain	-	-	(1.41)
Total distributions	(.11)	(.06)	(1.69)
Net asset value, end of period	$ 11.64	$ 15.04	$ 17.68
Total Return B, C,D	(22.01)%	(14.64)%	(15.74)%
Ratios to Average Net Assets G
Expenses before expense reductions	.97%	.95%	.95% A
Expenses net of voluntary waivers, if any	.97%	.95%	.95% A
Expenses net of all reductions	.94%	.93%	.93% A
Net investment income (loss)	.41%	.53%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,486	$ 44,643	$ 25,827
Portfolio turnover rate	60%	89%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year, and past 10 year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Service Class 2	10.09%	7.26%	7.19%
LB Aggregate Bond	10.26%	7.54%	7.51%
Variable Annuity Intermediate Investment Grade Debt Funds Average	8.61%	6.50%	6.79%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the Lehman® Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2 on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Ford O'Neil, Portfolio Manager of Investment Grade Bond Portfolio

Q. How did the fund perform, Ford?

A. For the year ending December 31, 2002, the fund performed roughly in line with the Lehman Brothers Aggregate Bond Index, which returned 10.26%, and solidly outpaced the Lipper Inc. variable annuity intermediate investment grade debt funds average, which returned 8.61%.

Q. What drove investment-grade bonds during the past year?

A. It was a strong, albeit volatile period for bonds, which generally did well amid a favorable interest rate environment, spurred by sluggish economic growth, fears of deflation, lackluster corporate profits and slumping stock prices. Rates across the yield curve plunged to historically low levels during the first nine months of the year, as the prospects for Federal Reserve Board tightening diminished and concerns about corporate financial scandals and geopolitical unrest eroded investor confidence, sparking a strong flight to quality in government securities - namely Treasuries and agencies. Investors' aversion to riskier assets hurt corporate bonds, which also were plagued by widespread credit-quality downgrades. Yield spreads widened to record levels relative to Treasuries before they narrowed sharply during the fourth quarter in response to the Fed's half-point rate cut plus expectations for fiscal stimulus, an improved economic outlook and a stronger stock market. Mortgage securities performed well throughout the period despite increased volatility and higher prepayment activity, due to robust demand for high-quality, higher-yielding investments.

Q. Against this backdrop, what dictated fund results?

A. The fund's positioning in corporate bonds had the most influence on performance. While my decision to overweight corporates relative to the index rather than stronger-performing government issues curbed results for most of the year, it was a home run during the fourth quarter - particularly in November, one of the best months ever for corporates. Using the sector's volatility to our advantage and sticking with our investment process was key to our outperformance, as we generated strong excess returns by snapping up beaten-down BBB-rated telecommunications and media issues that rebounded strongly after we bought them in July and September. The fund fared reasonably well in corporates overall during the first three quarters of the period, which was important given the stiff headwind.

Q. What kept you in the ball game as corporates headed south?

A. Assuming a more conservative posture helped, given heightened credit risk and increased short-selling activity by institutional investors. Despite scaling back on corporates, security selection was the main driver of performance. While we weren't immune to troubled securities, good research, diversification and credit analysis - supported by thorough knowledge of company management teams - enabled us to own more of the right names, while avoiding several prominent issuers that were downgraded. This resource and information advantage helped us limit our downside versus the index and soundly beat our average Lipper peer. However, the fund was hurt by a few gas and electric utilities that stumbled badly, specifically those with unregulated subsidiaries engaged in energy trading and power production that were hampered by heavy debt and overcapacity. We offset some of these losses by overweighting strong-performing banks with solid balance sheets and scant credit problems.

Q. What can you tell us about your other key strategies?

A. Given how low interest rates had fallen, I decided to rotate some assets out of Treasuries, agencies and cash and into high-quality, higher-yielding mortgage and asset-backed securities based on their superior return potential. Although rates trended lower, the yield advantage gained from focusing on these sectors overwhelmed the rally in government bond prices. Moreover, while declining mortgage rates triggered another massive wave of mortgage refinancing during the summer, the fund benefited from my focus on securities with strong cash-flow protection characteristics that were less vulnerable to being prepaid. Newly issued current-coupon mortgages in the 4%-6% range helped performance, as did commercial mortgage-backed securities. With most of the market priced above par - or face value - holders of more seasoned, higher-coupon bonds experienced faster prepayments than anticipated, causing them to book a loss without the chance of gaining the additional interest income.

Q. What's your outlook?

A. I may consider purchasing additional corporate and mortgage securities when I feel the economic recovery is solidifying. At that point, a tighter monetary policy likely will ensue, which should cause short-term Treasury yields to rise, the curve to flatten, prepayment activity to slow, and corporates and mortgages to outperform - changes that could bode well for the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks as high a level of current income as
is consistent with the preservation of capital

Start date: December 5, 1988

Size: as of December 31, 2002, more than
$2.0 billion

Manager: Ford O'Neil, since 2001; joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investment Summary

Quality Diversification (% of fund's net assets)
As of December 31, 2002
U.S. Governments 55.3%
AAA 5.9%
AA 2.9%
A 13.4%
BBB 16.1%
BB and Below 2.0%
Short-Term Investments and Net Other Assets 4.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of December 31, 2002
Years	5.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	15.4
Telecommunication Services	3.6
Utilities	3.2
Consumer Discretionary	3.0
Industrials	2.0

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.4%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 2.9%
Auto Components - 0.3%
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	$ 4,645,000	$ 5,164,014
Media - 2.6%
AOL Time Warner, Inc.:
6.875% 5/1/12	7,141,000	7,541,639
7.7% 5/1/32	1,745,000	1,816,079
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	2,100,000	2,268,000
Comcast Cable Communications, Inc. 6.875% 6/15/09	5,000,000	5,319,465
Continental Cablevision, Inc.:
8.3% 5/15/06	810,000	877,463
9% 9/1/08	4,000,000	4,560,600
Cox Communications, Inc.:
7.125% 10/1/12	2,670,000	2,965,660
7.75% 11/1/10	3,700,000	4,214,134
News America Holdings, Inc. 7.75% 12/1/45	12,500,000	12,284,763
Shaw Communications, Inc. yankee 7.2% 12/15/11	2,000,000	1,729,374
TCI Communications, Inc. 9.8% 2/1/12	7,000,000	8,414,161
Time Warner, Inc. 8.18% 8/15/07	1,240,000	1,361,196
		53,352,534
TOTAL CONSUMER DISCRETIONARY		58,516,548
CONSUMER STAPLES - 0.9%
Food & Drug Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	2,285,000	2,504,723
Food Products - 0.2%
ConAgra Foods, Inc. 6.75% 9/15/11	3,870,000	4,400,805
Tobacco - 0.6%
Philip Morris Companies, Inc.:
7% 7/15/05	1,500,000	1,629,248
7.65% 7/1/08	5,000,000	5,767,245
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 6/1/07	2,205,000	2,300,529
7.75% 5/15/06	1,570,000	1,712,000
		11,409,022
TOTAL CONSUMER STAPLES		18,314,550

	Principal Amount	Value (Note 1)
ENERGY - 0.5%
Oil & Gas - 0.5%
Duke Energy Field Services LLC 7.875% 8/16/10	$ 4,000,000	$ 4,233,292
Pemex Project Funding Master Trust:
7.375% 12/15/14 (c)	4,500,000	4,612,500
7.875% 2/1/09 (c)	1,200,000	1,290,000
The Coastal Corp. 7.75% 10/15/35	1,355,000	894,300
		11,030,092
FINANCIALS - 14.9%
Banks - 2.3%
Bank of America Corp. 4.75% 10/15/06	2,035,000	2,153,590
Bank of Montreal 6.1% 9/15/05	3,000,000	3,242,571
Bank One Corp. 6.5% 2/1/06	1,245,000	1,375,256
BankBoston Corp. 6.625% 12/1/05	4,420,000	4,838,777
Capital One Bank:
6.5% 7/30/04	2,763,000	2,702,192
6.875% 2/1/06	1,200,000	1,160,942
First Union Corp. 7.55% 8/18/05	1,055,000	1,188,691
Fleet Financial Group, Inc. 7.125% 4/15/06	980,000	1,085,504
FleetBoston Financial Corp. 7.25% 9/15/05	1,695,000	1,876,836
HSBC Holdings PLC 5.25% 12/12/12	1,500,000	1,537,469
Korea Development Bank 7.375% 9/17/04	1,320,000	1,428,101
MBNA Corp.:
6.25% 1/17/07	1,905,000	1,988,635
6.34% 6/2/03	350,000	355,704
7.5% 3/15/12	3,005,000	3,230,630
Merita Bank Ltd. yankee 6.5% 1/15/06	1,500,000	1,633,305
PNC Funding Corp. 5.75% 8/1/06	4,440,000	4,752,811
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (e)	1,750,000	2,025,487
8.817% 3/31/49	1,640,000	1,840,674
Union Planters Corp. 6.75% 11/1/05	400,000	439,853
Washington Mutual Bank 6.875% 6/15/11	3,000,000	3,363,843
Washington Mutual, Inc. 5.625% 1/15/07	3,955,000	4,232,416
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	900,000	1,071,031
		47,524,318
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - 11.1%
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	$ 625,000	$ 685,151
Alliance Capital Management LP 5.625% 8/15/06	2,475,000	2,605,381
American General Finance Corp. 5.875% 7/14/06	5,400,000	5,812,857
Amvescap PLC yankee 6.6% 5/15/05	5,100,000	5,504,818
Associates Corp. of North America 6% 7/15/05	2,500,000	2,696,393
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	1,100,000	1,254,514
Capital One Financial Corp.:
7.125% 8/1/08	1,290,000	1,194,659
7.25% 5/1/06	5,000,000	4,799,060
CIT Group, Inc.:
5.5% 2/15/04	500,000	511,292
7.75% 4/2/12	4,125,000	4,633,010
Citigroup, Inc. 5.625% 8/27/12	3,600,000	3,785,335
Countrywide Home Loans, Inc.:
5.5% 8/1/06	4,500,000	4,784,873
5.5% 2/1/07	2,500,000	2,654,390
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	2,000,000	2,141,956
6.5% 1/15/12	1,520,000	1,624,514
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	315,000	314,674
7.92% 5/18/12	3,700,000	3,085,323
Deutsche Telekom International Finance BV:
8.25% 6/15/05	4,000,000	4,373,624
8.75% 6/15/30	10,750,000	12,417,873
Ford Motor Credit Co.:
5.8% 1/12/09	5,065,000	4,697,757
6.5% 1/25/07	4,710,000	4,652,156
6.875% 2/1/06	4,600,000	4,608,059
7.875% 6/15/10	3,500,000	3,521,924
General Electric Capital Corp. 6% 6/15/12	8,045,000	8,685,985

	Principal Amount	Value (Note 1)
General Motors Acceptance Corp.:
6.75% 1/15/06	$ 4,660,000	$ 4,825,994
7.5% 7/15/05	500,000	526,543
7.75% 1/19/10	5,650,000	5,914,929
Goldman Sachs Group, Inc.:
5.7% 9/1/12	2,935,000	3,066,195
6.6% 1/15/12	4,925,000	5,442,100
Household Finance Corp.:
6.375% 10/15/11	5,290,000	5,530,732
6.375% 11/27/12	2,635,000	2,750,761
6.5% 1/24/06	605,000	644,278
6.75% 5/15/11	4,000,000	4,264,756
7% 5/15/12	840,000	920,043
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	9,640,000	11,856,410
ING Capital Funding Trust III 8.439% 12/31/10	2,050,000	2,383,814
J.P. Morgan Chase & Co.:
5.35% 3/1/07	2,415,000	2,554,587
5.625% 8/15/06	1,065,000	1,139,317
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	1,425,000	1,558,005
6.625% 1/18/12	7,500,000	8,301,225
Mellon Funding Corp. 7.5% 6/15/05	5,650,000	6,342,583
Merrill Lynch & Co., Inc. 4% 11/15/07	7,475,000	7,551,275
Morgan Stanley 6.6% 4/1/12	5,695,000	6,311,865
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	3,970,000	4,172,847
NiSource Finance Corp.:
7.625% 11/15/05	3,745,000	3,911,495
7.875% 11/15/10	4,360,000	4,791,758
Petronas Capital Ltd. 7% 5/22/12 (c)	12,280,000	13,500,325
Popular North America, Inc. 6.125% 10/15/06	3,235,000	3,500,412
Sprint Capital Corp.:
6.875% 11/15/28	2,040,000	1,642,200
7.125% 1/30/06	1,480,000	1,465,200
TCI Communications Financing III 9.65% 3/31/27	1,500,000	1,380,248
TXU Eastern Funding yankee 6.75% 5/15/09 (a)	785,000	74,575
Verizon Global Funding Corp.:
7.25% 12/1/10	5,500,000	6,250,926
7.375% 9/1/12	2,335,000	2,686,509
Verizon Wireless Capital LLC 5.375% 12/15/06	8,850,000	9,245,471
		225,552,956
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Insurance - 0.3%
MetLife, Inc. 5.375% 12/15/12	$ 800,000	$ 826,404
Principal Life Global Funding I:
5.125% 6/28/07 (c)	3,000,000	3,162,141
6.25% 2/15/12 (c)	1,350,000	1,430,988
		5,419,533
Real Estate - 1.2%
Arden Realty LP 7% 11/15/07	5,000,000	5,432,100
AvalonBay Communities, Inc. 5% 8/1/07	2,315,000	2,330,263
Boston Properties, Inc. 6.25% 1/15/13 (c)	3,000,000	3,046,200
Cabot Industrial Property LP 7.125% 5/1/04	1,430,000	1,486,890
CenterPoint Properties Trust 6.75% 4/1/05	510,000	548,849
Duke Realty LP 7.3% 6/30/03	1,500,000	1,535,541
EOP Operating LP:
6.5% 1/15/04	1,610,000	1,663,112
6.625% 2/15/05	4,500,000	4,770,617
ERP Operating LP 7.1% 6/23/04	1,000,000	1,057,852
Mack-Cali Realty LP 7.75% 2/15/11	2,700,000	3,037,883
ProLogis Trust 6.7% 4/15/04	460,000	479,195
		25,388,502
TOTAL FINANCIALS		303,885,309
INDUSTRIALS - 1.9%
Aerospace & Defense - 0.8%
Lockheed Martin Corp. 8.2% 12/1/09	2,000,000	2,471,616
Raytheon Co.:
5.5% 11/15/12	1,500,000	1,521,546
5.7% 11/1/03	1,800,000	1,835,426
8.2% 3/1/06	9,400,000	10,561,144
		16,389,732
Airlines - 0.0%
Delta Air Lines, Inc. equipment trust certificates 8.54% 1/2/07	317,398	231,812
Industrial Conglomerates - 0.5%
Tyco International Group SA yankee 6.75% 2/15/11	11,000,000	10,395,000

	Principal Amount	Value (Note 1)
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	$ 3,000,000	$ 3,124,890
CSX Corp. 7.95% 5/1/27	4,000,000	4,907,684
Norfolk Southern Corp. 7.25% 2/15/31	2,800,000	3,254,821
		11,287,395
TOTAL INDUSTRIALS		38,303,939
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.2%
Motorola, Inc.:
6.75% 2/1/06	2,000,000	2,070,000
8% 11/1/11	1,685,000	1,743,975
		3,813,975
Computers & Peripherals - 0.3%
Hewlett-Packard Co. 6.5% 7/1/12	4,805,000	5,332,632
TOTAL INFORMATION TECHNOLOGY		9,146,607
MATERIALS - 0.2%
Metals & Mining - 0.1%
Falconbridge Ltd. yankee 7.35% 6/5/12	1,900,000	1,968,153
Paper & Forest Products - 0.1%
Weyerhaeuser Co. 6.75% 3/15/12	1,675,000	1,826,316
TOTAL MATERIALS		3,794,469
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.9%
AT&T Corp.:
6.5% 3/15/13	7,080,000	7,102,139
7.8% 11/15/11	1,915,000	2,093,106
Cable & Wireless Optus Finance Property Ltd. 8.125% 6/15/09 (c)	1,700,000	1,918,049
Citizens Communications Co. 8.5% 5/15/06	7,750,000	8,582,311
France Telecom SA 9.25% 3/1/11	7,700,000	8,903,279
Koninklijke KPN NV yankee 8% 10/1/10	9,500,000	11,125,213
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	965,000	1,021,715
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Europe BV 7.75% 9/15/10	$ 5,000,000	$ 5,780,075
Telefonos de Mexico SA de CV 8.25% 1/26/06	3,500,000	3,832,500
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09 (a)	2,858,000	64,305
7.7% 7/20/29 (a)	1,066,000	23,985
TELUS Corp. yankee:
7.5% 6/1/07	4,830,000	4,685,100
8% 6/1/11	3,150,000	3,024,000
Verizon New York, Inc. 7.375% 4/1/32	1,570,000	1,815,509
		59,971,286
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc.:
7.35% 3/1/06	1,500,000	1,545,000
7.875% 3/1/11	4,250,000	4,271,250
8.75% 3/1/31	3,455,000	3,385,900
Cingular Wireless LLC 5.625% 12/15/06	2,000,000	2,102,728
		11,304,878
TOTAL TELECOMMUNICATION SERVICES		71,276,164
UTILITIES - 3.1%
Electric Utilities - 1.8%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (c)	4,300,000	2,752,000
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	1,500,000	1,305,000
7.05% 12/11/07 (c)	3,000,000	2,700,000
Constellation Energy Group, Inc.:
6.125% 9/1/09	330,000	337,448
7% 4/1/12	1,410,000	1,481,920
Detroit Edison Co. 6.125% 10/1/10	2,350,000	2,588,419
Dominion Resources, Inc. 6.25% 6/30/12	2,825,000	2,988,285
Duke Capital Corp. 6.75% 2/15/32	362,000	283,269
FirstEnergy Corp. 6.45% 11/15/11	2,930,000	2,914,890
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	325,000	294,091

	Principal Amount	Value (Note 1)
MidAmerican Energy Holdings, Inc.:
4.625% 10/1/07 (c)	$ 1,795,000	$ 1,804,745
5.875% 10/1/12 (c)	1,955,000	1,981,844
Monongahela Power Co. 5% 10/1/06	1,890,000	1,824,908
Oncor Electric Delivery Co. 6.375% 1/15/15 (c)	2,230,000	2,273,485
Public Service Co. of Colorado 7.875% 10/1/12 (c)	2,470,000	2,757,246
Reliant Energy Resources Corp. 8.125% 7/15/05	1,000,000	921,587
TECO Energy, Inc. 7% 5/1/12	9,125,000	7,665,000
TXU Corp. 6.375% 6/15/06	950,000	869,250
		37,743,387
Gas Utilities - 1.2%
Consolidated Natural Gas Co.:
5.375% 11/1/06	2,190,000	2,315,021
6.85% 4/15/11	445,000	496,761
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	1,740,000	1,951,020
7.3% 8/15/33	5,950,000	6,378,787
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	4,370,000	4,738,391
Sempra Energy 7.95% 3/1/10	345,000	393,393
Tennessee Gas Pipeline Co. 6% 12/15/11	6,115,000	5,136,600
Texas Eastern Transmission Corp.:
5.25% 7/15/07	805,000	826,806
7.3% 12/1/10	1,270,000	1,403,497
		23,640,276
Multi-Utilities & Unregulated Power - 0.1%
Williams Companies, Inc.:
7.125% 9/1/11	2,990,000	1,958,450
7.5% 1/15/31	1,105,000	690,625
		2,649,075
TOTAL UTILITIES		64,032,738
TOTAL NONCONVERTIBLE BONDS (Cost $545,082,285)		578,300,416
U.S. Government and Government Agency Obligations - 13.9%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 4.9%
Fannie Mae:
5% 1/15/07	$ 24,907,000	$ 26,998,067
5.125% 2/13/04	4,000,000	4,167,512
5.25% 4/15/07	21,980,000	24,063,396
Freddie Mac:
3.5% 9/15/07	19,750,000	20,161,412
3.75% 4/15/04	10,000	10,297
5.75% 3/15/09	4,300,000	4,828,565
5.75% 1/15/12	7,740,000	8,612,290
5.875% 3/21/11	7,205,000	7,901,659
6.25% 7/15/32	1,001,000	1,133,959
6.75% 3/15/31	1,479,000	1,768,752
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	997,057	1,117,711
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	1,778	1,834
Series 1993-D, 5.23% 5/15/05	4,255	4,470
Series 1994-A, 7.12% 4/15/06	3,831	4,124
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	3,738	4,061
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	1,176	1,181
Private Export Funding Corp. secured:
5.65% 3/15/03	20,250	20,365
6.86% 4/30/04	343,775	360,053
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		101,159,708
U.S. Treasury Obligations - 9.0%
U.S. Treasury Bonds:
6.25% 5/15/30	103,195,000	123,491,393
8% 11/15/21	890,000	1,240,090

	Principal Amount	Value (Note 1)
U.S. Treasury Notes:
3.375% 4/30/04	$ 6,000,000	$ 6,162,420
5.75% 11/15/05	7,016,000	7,755,697
6.5% 2/15/10	16,375,000	19,573,234
6.75% 5/15/05	22,100,000	24,638,914
TOTAL U.S. TREASURY OBLIGATIONS		182,861,748
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $273,496,417)		284,021,456
U.S. Government Agency - Mortgage Securities - 40.1%

Fannie Mae - 28.0%
5.5% 8/1/14 to 12/1/14	20,851,130	21,810,469
5.5% 1/1/18 to 1/14/33 (d)	176,327,376	181,135,227
6% 2/1/13 to 1/1/29	25,687,836	26,880,495
6% 1/1/33 (d)	92,018,237	95,181,364
6.5% 2/1/10 to 11/1/32	158,828,185	165,801,089
6.5% 1/1/33 to 1/14/33 (d)	54,467,825	56,731,644
7% 3/1/15 to 6/1/31	8,600,191	9,087,819
7.5% 7/1/07 to 11/1/31	14,091,792	15,005,338
8% 3/1/30	12,421	13,391
8.5% 3/1/25 to 6/1/25	8,765	9,514
TOTAL FANNIE MAE		571,656,350
Freddie Mac - 0.1%
8.5% 3/1/20 to 1/1/28	1,048,494	1,136,362
Government National Mortgage Association - 12.0%
6% 8/15/08 to 8/15/29	13,679,956	14,329,747
6% 1/1/33 (d)	45,925,601	47,805,680
6.5% 10/15/27 to 8/15/32	8,484,146	8,928,918
7% 1/15/28 to 7/15/32	139,609,900	148,062,317
7% 1/1/33 (d)	20,568,244	21,783,056
7.5% 3/15/06 to 10/15/28	3,130,170	3,354,172
8% 2/15/17	66,568	73,074
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		244,336,964
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $800,484,598)		817,129,676
Asset-Backed Securities - 3.1%
	Principal Amount	Value (Note 1)
American Express Credit Account Master Trust 6.1% 12/15/06	$ 1,500,000	$ 1,586,445
Capital One Master Trust 5.45% 3/16/09	4,000,000	4,322,040
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	686,820	707,013
5.07% 2/15/08	4,900,000	5,163,375
Citibank Credit Card Issuance Trust 4.1% 12/7/06	5,000,000	5,204,350
Discover Card Master Trust I 5.75% 12/15/08	7,000,000	7,659,614
Ford Credit Auto Owner Trust:
5.54% 12/15/05	1,400,000	1,463,476
5.71% 9/15/05	755,000	792,626
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	2,852,601	2,907,470
5.09% 10/18/06	1,640,000	1,710,061
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	4,875,000	5,224,629
JCPenney Master Credit Card Trust 5.5% 6/15/07	7,000,000	7,211,610
MBNA Credit Card Master Note Trust:
1.78% 1/15/09 (e)	12,100,000	12,051,836
5.75% 10/15/08	1,800,000	1,967,044
Railcar Trust 7.75% 6/1/04	211,120	220,950
Sears Credit Account Master Trust II:
6.75% 9/16/09	2,255,000	2,497,134
7.5% 11/15/07	1,300,000	1,353,170
TOTAL ASSET-BACKED SECURITIES (Cost $59,189,730)		62,042,843
Commercial Mortgage Securities - 2.5%

Chase Manhatten Bank-First Union National Bank Commercial Mortgage Trust sequential pay Series 1999-1 Class A2, 7.439% 8/15/31	5,000,000	5,887,500
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (c)	3,481,298	3,765,785
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A3, 6.55% 1/17/35	2,075,000	2,336,087
Series 2000-C1 Class A2, 7.545% 4/14/62	1,100,000	1,312,136
Series 1997-C2 Class D, 7.27% 1/17/35	720,000	796,296
Series 1998-C1 Class C, 6.78% 5/17/40	5,000,000	5,552,300
Series 2001-CKN5 Class AX, 1.0973% 9/15/34 (c)(e)(g)	32,280,773	2,462,119

	Principal Amount	Value (Note 1)
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	$ 3,000,000	$ 3,594,768
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (c)	500,000	561,735
Class C1, 7.52% 5/15/06 (c)	500,000	562,214
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (c)	3,470,084	3,640,184
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (e)	245,000	234,894
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	3,745,000	4,476,773
LB-UBS Commercial Mortgage Trust sequential pay:
Series 2000-C3 Class A2, 7.95% 1/15/10	2,180,000	2,642,909
Series 2001-C3 Class A1, 6.058% 6/15/20	5,732,015	6,230,575
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (c)	2,600,000	2,430,188
Class C, 4.13% 11/20/37 (c)	2,600,000	2,320,500
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (c)	2,500,000	2,775,781
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $47,678,878)		51,582,744
Foreign Government and Government Agency Obligations - 1.8%

British Columbia Province yankee 7% 1/15/03	500,000	500,672
Chilean Republic:
6.875% 4/28/09	2,300,000	2,513,831
7.125% 1/11/12	8,520,000	9,648,900
Malaysian Government 7.5% 7/15/11	1,890,000	2,186,494
Polish Government 6.25% 7/3/12	4,405,000	4,889,550
Quebec Province 7% 1/30/07	1,000,000	1,142,400
United Mexican States:
7.5% 1/14/12	5,000,000	5,362,500
8% 9/24/22	8,000,000	8,280,000
9.875% 2/1/10	2,290,000	2,811,204
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $34,180,530)		37,335,551
Supranational Obligations - 0.1%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $1,706,548)	1,725,000	1,808,400
Fixed-Income Funds - 7.1%
	Shares	Value (Note 1)
Fidelity Ultra-Short Central Fund (f) (Cost $145,000,041)	1,455,301	$ 144,380,402
Cash Equivalents - 22.1%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.25%, dated 12/31/02 due 1/2/03) (Cost $450,262,000)	$ 450,293,388	450,262,000
TOTAL INVESTMENT PORTFOLIO - 119.1% (Cost $2,357,081,027)	2,426,863,488
NET OTHER ASSETS - (19.1)%	(389,221,541)
NET ASSETS - 100%	$ 2,037,641,947
Legend
(a) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $80,627,072 or 4.0% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $3,684,839,811 and $3,201,848,732, respectively, of which long-term U.S. government and government agency obligations aggregated $3,120,829,780 and $2,788,455,929, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $4,500,667. The weighted average interest rate was 1.62%. Interest earned from the interfund lending program amounted to $2,424 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $7,787,760 and repurchase agreements of $450,262,000) (cost $2,357,081,027) - See accompanying schedule		$ 2,426,863,488
Cash		30,470
Receivable for fund shares sold		4,393,803
Interest receivable		16,864,014
Total assets		2,448,151,775

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 400,048,598
Payable for fund shares redeemed	1,516,805
Accrued management fee	722,693
Distribution fees payable	13,931
Other payables and accrued expenses	264,120
Collateral on securities loaned, at value	7,943,681
Total liabilities		410,509,828

Net Assets		$ 2,037,641,947
Net Assets consist of:
Paid in capital		$ 1,857,656,968
Undistributed net investment income		82,446,651
Accumulated undistributed net realized gain (loss) on investments		27,755,867
Net unrealized appreciation (depreciation) on investments		69,782,461
Net Assets		$ 2,037,641,947
Initial Class: Net Asset Value, offering price and redemption price per share ($1,965,036,074 ÷ 143,424,337 shares)		$ 13.70

Service Class: Net Asset Value, offering price and redemption price per share ($975,329 ÷ 71,406 shares)		$ 13.66

Service Class 2: Net Asset Value, offering price and redemption price per share ($71,630,544 ÷ 5,278,254 shares)		$ 13.57

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 91,237,546
Security lending		31,192
Total income		91,268,738

Expenses
Management fee	$ 7,489,189
Transfer agent fees	1,199,140
Distribution fees	114,153
Accounting and security lending fees	379,634
Non-interested trustees' compensation	6,213
Custodian fees and expenses	95,669
Audit	57,320
Legal	6,659
Miscellaneous	110,643
Total expenses before reductions	9,458,620
Expense reductions	(24,339)	9,434,281
Net investment income (loss)		81,834,457
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		32,349,066
Change in net unrealized appreciation (depreciation) on investment securities		59,508,829
Net gain (loss)		91,857,895
Net increase (decrease) in net assets resulting from operations		$ 173,692,352

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 81,834,457	$ 60,422,321
Net realized gain (loss)	32,349,066	18,264,143
Change in net unrealized appreciation (depreciation)	59,508,829	2,695,000
Net increase (decrease) in net assets resulting from operations	173,692,352	81,381,464
Distributions to shareholders from net investment income	(58,817,521)	(42,039,084)
Share transactions - net increase (decrease)	458,501,562	684,676,925
Total increase (decrease) in net assets	573,376,393	724,019,305

Net Assets
Beginning of period	1,464,265,554	740,246,249
End of period (including undistributed net investment income of $82,446,651 and undistributed net investment income of $59,683,304, respectively)	$ 2,037,641,947	$ 1,464,265,554
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	65,347,675	145,315	7,935,513
Reinvested	4,614,396	357	68,663
Redeemed	(38,454,755)	(83,223)	(4,147,148)
Net increase (decrease)	31,507,316	62,449	3,857,028

Dollars Sold	$ 848,704,131	$ 1,843,036	$ 102,465,637
Reinvested	57,956,815	4,479	856,227
Redeemed	(498,597,688)	(1,048,248)	(53,682,827)
Net increase (decrease)	$ 408,063,258	$ 799,267	$ 49,639,037

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	76,499,188	-	1,835,171
Reinvested	3,464,378	483	3,730
Redeemed	(26,813,346)	-	(435,939)
Net increase (decrease)	53,150,220	483	1,402,962

Dollars Sold	$ 964,627,665	$ -	$ 23,132,398
Reinvested	41,988,258	5,847	44,979
Redeemed	(339,570,756)	-	(5,551,466)
Net increase (decrease)	$ 667,045,167	$ 5,847	$ 17,625,911

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 57,956,815	$ 4,479	$ 856,227

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 41,988,258	$ 5,847	$ 44,979

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 12.59	$ 12.16	$ 12.96	$ 12.56
Income from Investment Operations
Net investment income (loss) C	.610	.685 E	.771	.743	.725
Net realized and unrealized gain (loss)	.680	.335 E	.499	(.873)	.335
Total from investment operations	1.290	1.020	1.270	(.130)	1.060
Distributions from net investment income	(.510)	(.690)	(.840)	(.510)	(.590)
Distributions from net realized gain	-	-	-	(.160)	(.070)
Total distributions	(.510)	(.690)	(.840)	(.670)	(.660)
Net asset value, end of period	$ 13.70	$ 12.92	$ 12.59	$ 12.16	$ 12.96
Total Return A, B	10.34%	8.46%	11.22%	(1.05)%	8.85%
Ratios to Average Net Assets D
Expenses before expense reductions	.54%	.54%	.54%	.54%	.57%
Expenses net of voluntary waivers, if any	.54%	.54%	.54%	.54%	.57%
Expenses net of all reductions	.53%	.54%	.54%	.54%	.57%
Net investment income (loss)	4.71%	5.47% E	6.50%	6.07%	5.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,965,036	$ 1,445,925	$ 739,911	$ 658,852	$ 674,813
Portfolio turnover rate	192%	278%	154%	87%	239%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.89	$ 12.58	$ 11.80
Income from Investment Operations
Net investment income (loss) E	.591	.674 H	.377
Net realized and unrealized gain (loss)	.679	.326 H	.403
Total from investment operations	1.270	1.000	.780
Distributions from net investment income	(.500)	(.690)	-
Net asset value, end of period	$ 13.66	$ 12.89	$ 12.58
Total Return B, C, D	10.20%	8.30%	6.61%
Ratios to Average Net Assets G
Expenses before expense reductions	.64%	.64%	.64% A
Expenses net of voluntary waivers, if any	.64%	.64%	.64% A
Expenses net of all reductions	.64%	.64%	.64% A
Net investment income (loss)	4.60%	5.37% H	6.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 975	$ 115	$ 107
Portfolio turnover rate	192%	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.82	$ 12.54	$ 12.06
Income from Investment Operations
Net investment income (loss) E	.571	.643 H	.686
Net realized and unrealized gain (loss)	.679	.327 H	.634
Total from investment operations	1.250	.970	1.320
Distributions from net investment income	(.500)	(.690)	(.840)
Net asset value, end of period	$ 13.57	$ 12.82	$ 12.54
Total Return B, C, D	10.09%	8.08%	11.69%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.82%	1.75% A
Expenses net of voluntary waivers, if any	.79%	.82%	1.05% A
Expenses net of all reductions	.79%	.82%	1.05% A
Net investment income (loss)	4.45%	5.19% H	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,631	$ 18,225	$ 229
Portfolio turnover rate	192%	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity® VIP: Mid Cap - Service Class 2	-10.02%	15.42%
S&P® MidCap 400	-14.51%	4.82%
Variable Annuity Mid-Cap Funds Average	-24.38%	n/a*
Variable Annuity Mid-Cap Core Funds Average	-17.42%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Mid Cap Portfolio - Service Class 2 on December 28, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P MidCap 400 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Thomas Allen, Portfolio Manager of Mid Cap Portfolio

Q. How did the fund perform, Tom?

A. For the 12-month period that ended on December 31, 2002, the fund outperformed both the Standard & Poor's MidCap 400 Index, which fell 14.51%, and the variable annuity mid-cap funds average monitored by Lipper Inc., which declined 24.38% for the comparable period.

Q. What enabled you to outpace these performance benchmarks?

A. It was principally the fund's defensive positioning that helped us beat the indexes. In particular, the fund's large overweighting in gold and mining stocks provided the best protection from the continuing weakness of the broader market. With interest rates at such low levels during the year, the opportunity cost of owning gold was extremely low as the dollar was weakening and the price of gold was generally stable or increasing. This environment generally helped drive the earnings and valuations of gold mining stocks higher. I also maintained an underweighted position in technology-related stocks and thus avoided this still-troubled sector, which continued to feel the stresses of excess capacity and uncertain demand. On the down side, overall performance during the year was hurt by the fund's underweighted exposure to bank stocks, which generally did well as a result of falling short-term interest rates and their broadening spread against bank lending rates. Inauspicious stock selection in the health care equipment and services sector also detracted from results.

Q. Did you make any significant changes to this defensive investment strategy during the period?

A. No, there weren't any major overhauls. I generally felt comfortable with the fund's defensive positioning and did little to alter the general structure of the portfolio. There was a lot of turnover in the portfolio, however, which is generally my style. I tend to tinker at the margins and reduce or eliminate positions if accounting problems surface, I lose confidence in management or debt levels creep up too high. Sometimes I just take money off the table if the stock price gets too rich. The point of all this turnover activity is to avoid company-specific blow-ups.

Q. Which stocks gave the fund the biggest lift?

A. Five of the fund's top seven contributors were gold and mining stocks. These included Meridian Gold, Newmont Mining, Harmony Gold Mining, Agnico-Eagle Mines and Kinross Gold. With the exception of Harmony Gold, a U.K.-listed company with mines in South Africa, I tried to isolate political risk by investing mainly in the stocks of North American companies. I also tried to avoid the companies that hedge their limited supplies of gold with derivative instruments, and thus would not benefit as directly from increases in the price of the commodity as those without such derivatives. A number of health care-related names also supported performance based on their revenue growth, dominant market shares and solid returns on capital. Good examples would be Charles River Labs, which supplies laboratory rats for medical research, and Bio Rad Labs, which makes test kits for "Mad Cow Disease." Other investments that worked well were Wendy's, the fast-food chain, which distinguished itself with customer service improvements, and PETsMART, which benefited from consumers' ongoing willingness to spend on the care of their pets.

Q. What were the holdings that didn't do as well?

A. The biggest disappointment came from a single stock, Alpharma, which appeared to be an attractively priced drug maker poised for strong growth. However, the company subsequently had manufacturing problems in its drug business, and its animal health business suffered competitive setbacks. These issues led to much slower earnings growth than I'd expected, and the company's stock price contracted. Another disappointment was TXU, a U.S. utility company whose equity valuation depreciated sharply in response to the poor showing of a business it had established in the U.K.'s competitive utility market.

Q. What's your near-term outlook, Tom?

A. I'm still cautious. The consumer really hasn't backed off from spending in the past dozen years. While I'm not suggesting a doomsday scenario, my concern is that consumers have purchased a lot of new homes and cars during this time, and it's not unreasonable to expect that at some point they might decide to pay off some of that debt and therefore spend a little less. If that happens, then earnings estimates may be a bit too high. There's also a lot of debt elsewhere in the economy - in corporate America and increasingly at the federal government level. So in an environment where revenues may be slowing, that means that the water might not cover all the rocks and some boats might hit the reef. That's why I'm cautious and will continue to patiently invest, keeping an eye open for high-quality companies that can grow in any environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalization

Start date: December 28, 1998

Size: as of December 31, 2002, more than $1.3 billion.

Manager: Thomas Allen, since 2001; joined Fidelity in 1995

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Newmont Mining Corp. Holding Co.	5.8
Meridian Gold, Inc.	4.2
Invitrogen Corp.	2.4
IMS Health, Inc.	1.9
Symbol Technologies, Inc.	1.9
16.2
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Materials	19.2
Health Care	14.9
Energy	13.7
Consumer Discretionary	10.3
Industrials	8.8
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	87.4%
Short-Term Investments and Net Other Assets	12.6%

* Foreign investments	17.5%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 87.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.3%
Auto Components - 0.1%
Gentex Corp. (a)	26,900	$ 851,116
IMPCO Technologies, Inc.	100	469
Superior Industries International, Inc.	26,000	1,075,360
		1,926,945
Automobiles - 0.0%
Monaco Coach Corp. (a)	100	1,655
Distributors - 0.0%
Advanced Marketing Services, Inc.	5,800	85,260
Hotels, Restaurants & Leisure - 2.0%
Outback Steakhouse, Inc.	385,000	13,259,400
P.F. Chang's China Bistro, Inc. (a)	100	3,630
Sonic Corp. (a)	694,750	14,235,428
Starbucks Corp. (a)	100	2,038
		27,500,496
Household Durables - 0.2%
Clayton Homes, Inc.	100	1,218
Garmin Ltd. (a)	87,000	2,549,100
Harman International Industries, Inc.	100	5,950
Lennar Corp.	100	5,160
Mohawk Industries, Inc. (a)	100	5,695
		2,567,123
Internet & Catalog Retail - 0.0%
1-800-FLOWERS.com, Inc. Class A (a)	100	625
eBay, Inc. (a)	1,900	128,858
GSI Commerce, Inc. (a)	100	365
J. Jill Group, Inc. (a)	100	1,398
NetFlix, Inc.	200	2,202
USA Interactive (a)	100	2,292
		135,740
Leisure Equipment & Products - 0.4%
Leapfrog Enterprises, Inc. Class A	100	2,515
Oakley, Inc. (a)	521,200	5,352,724
Polaris Industries, Inc.	100	5,860
		5,361,099
Media - 1.0%
Catalina Marketing Corp. (a)	583,400	10,792,900
E.W. Scripps Co. Class A	100	7,695
EchoStar Communications Corp. Class A (a)	100	2,226
Entercom Communications Corp. Class A (a)	100	4,692
Entravision Communications Corp. Class A (a)	100	998
General Motors Corp. Class H (a)	100	1,070
Getty Images, Inc. (a)	100	3,055
Grupo Televisa SA de CV sponsored ADR (a)	69,700	1,946,721
Pixar (a)	3,500	185,465
Radio One, Inc. Class A (a)	100	1,462

	Shares	Value (Note 1)
Reader's Digest Association, Inc. (non-vtg.)	42,700	$ 644,770
Scholastic Corp. (a)	100	3,595
TiVo, Inc. (a)	100	523
Univision Communications, Inc. Class A (a)	100	2,450
Washington Post Co. Class B	100	73,800
		13,671,422
Multiline Retail - 0.5%
99 Cents Only Stores (a)	258,400	6,940,624
Big Lots, Inc. (a)	100	1,323
Costco Wholesale Corp. (a)	100	2,806
Kohl's Corp. (a)	100	5,595
		6,950,348
Specialty Retail - 4.7%
AC Moore Arts & Crafts, Inc. (a)	359,400	4,567,974
AutoZone, Inc. (a)	157,700	11,141,505
Bed Bath & Beyond, Inc. (a)	100	3,453
Best Buy Co., Inc. (a)	200	4,830
Blockbuster, Inc. Class A	134,000	1,641,500
Carmax, Inc. (a)	806,200	14,414,856
CDW Computer Centers, Inc. (a)	100	4,385
Chico's FAS, Inc. (a)	100	1,891
Christopher & Banks Corp. (a)	22,100	458,575
Claire's Stores, Inc.	123,300	2,721,231
Cost Plus, Inc. (a)	26,900	771,223
Gart Sports Co. (a)	100	1,935
Hot Topic, Inc. (a)	503,500	11,520,080
Michaels Stores, Inc. (a)	3,500	109,550
Movie Gallery, Inc. (a)	192,900	2,507,700
PETsMART, Inc. (a)	355,000	6,081,150
Ross Stores, Inc.	156,300	6,625,557
Staples, Inc. (a)	100	1,830
Talbots, Inc.	100	2,753
Tiffany & Co., Inc.	100	2,391
Too, Inc. (a)	168,100	3,953,712
Weight Watchers International, Inc. (a)	100	4,597
Williams-Sonoma, Inc. (a)	200	5,430
		66,548,108
Textiles Apparel & Luxury Goods - 1.4%
Coach, Inc. (a)	100	3,292
Columbia Sportswear Co. (a)	384,200	17,066,164
DHB Industries, Inc. (a)	100	166
Fossil, Inc. (a)	145,300	2,955,402
Liz Claiborne, Inc.	100	2,965
Quiksilver, Inc. (a)	100	2,666
Vans, Inc. (a)	100	568
		20,031,223
TOTAL CONSUMER DISCRETIONARY		144,779,419
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 3.4%
Beverages - 0.0%
Boston Beer Co., Inc. Class A (a)	100	$ 1,430
Grupo Modelo SA de CV Series C	100	245
		1,675
Food & Drug Retailing - 0.0%
United Natural Foods, Inc. (a)	100	2,535
Whole Foods Market, Inc. (a)	3,300	174,009
		176,544
Food Products - 3.4%
Central Garden & Pet Co. Class A (a)	100	1,851
Dean Foods Co. (a)	143,500	5,323,850
Fresh Del Monte Produce, Inc.	291,800	5,517,938
Green Mountain Coffee, Inc. (a)	185,100	2,796,861
Hershey Foods Corp.	383,800	25,883,472
Horizon Organic Holding Corp. (a)	100	1,619
McCormick & Co., Inc. (non-vtg.)	327,500	7,598,000
Riviana Foods, Inc.	24,700	667,419
Sensient Technologies Corp.	100	2,247
		47,793,257
Personal Products - 0.0%
Alberto-Culver Co. Class A	100	4,859
TOTAL CONSUMER STAPLES		47,976,335
ENERGY - 13.7%
Energy Equipment & Services - 7.8%
BJ Services Co. (a)	529,810	17,118,161
Carbo Ceramics, Inc.	120,100	4,047,370
ENSCO International, Inc.	157,110	4,626,890
Global Industries Ltd. (a)	440,200	1,835,634
GlobalSantaFe Corp.	371,750	9,040,960
Grant Prideco, Inc. (a)	136,600	1,590,024
National-Oilwell, Inc. (a)	588,600	12,855,024
Oceaneering International, Inc. (a)	772,900	19,121,546
Pride International, Inc. (a)	519,500	7,740,550
Smith International, Inc. (a)	233,890	7,629,492
Tidewater, Inc.	468,050	14,556,355
Varco International, Inc. (a)	368,748	6,416,207
W-H Energy Services, Inc. (a)	207,100	3,021,589
		109,599,802
Oil & Gas - 5.9%
Apache Corp.	63,000	3,590,370
Devon Energy Corp.	70,800	3,249,720
Forest Oil Corp. (a)	76,500	2,115,225
Hurricane Hydrocarbons Class A (a)	1,819,000	19,065,776
Knightsbridge Tankers Ltd.	18,940	283,532
OAO Gazprom sponsored ADR	100	1,180
Petroleo Brasileiro SA Petrobras sponsored ADR	100	1,494
Pioneer Natural Resources Co. (a)	107,200	2,706,800
Pogo Producing Co.	72,800	2,711,800

	Shares	Value (Note 1)
Stelmar Shipping Ltd. (a)	293,000	$ 4,412,580
Suncor Energy, Inc.	1,545,600	24,280,557
Surgutneftegaz JSC sponsored ADR	586,100	9,318,990
Western Gas Resources, Inc.	75,800	2,793,230
YUKOS Corp. sponsored ADR	52,200	7,294,950
		81,826,204
TOTAL ENERGY		191,426,006
FINANCIALS - 6.1%
Banks - 0.4%
Boston Private Financial Holdings, Inc.	142,900	2,837,994
Commerce Bancorp, Inc., New Jersey	100	4,319
Hancock Holding Co.	150	6,698
Kookmin Bank sponsord ADR	69,400	2,453,290
Marshall & Ilsley Corp.	100	2,738
Wintrust Financial Corp.	100	3,132
		5,308,171
Diversified Financials - 0.6%
Doral Financial Corp.	2,100	60,060
Farmer Mac Class C (non-vtg.) (a)	100	3,064
Investment Technology Group, Inc. (a)	224,100	5,010,876
Investors Financial Services Corp.	100	2,739
Moody's Corp.	100	4,129
Principal Financial Group, Inc.	100	3,013
Student Loan Corp.	100	9,780
Sumitomo Trust & Banking Ltd.	836,000	3,385,670
		8,479,331
Insurance - 2.3%
AFLAC, Inc.	2,800	84,336
Alleghany Corp.	32,136	5,704,140
MBIA, Inc.	100	4,386
Mercury General Corp.	34,500	1,296,510
Old Republic International Corp.	122,000	3,416,000
Progressive Corp.	63,900	3,171,357
Protective Life Corp.	100	2,752
Reinsurance Group of America, Inc.	99,400	2,691,752
RenaissanceRe Holdings Ltd.	42,300	1,675,080
UnumProvident Corp.	100	1,754
W.R. Berkley Corp.	350,450	13,881,325
Zenith National Insurance Corp.	300	7,056
		31,936,448
Real Estate - 2.8%
Equity Residential (SBI)	100	2,458
Pan Pacific Retail Properties, Inc.	200,000	7,306,000
ProLogis Trust	298,200	7,499,730
Regency Centers Corp.	134,400	4,354,560
Simon Property Group, Inc.	595,700	20,295,499
		39,458,247
TOTAL FINANCIALS		85,182,197
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 14.9%
Biotechnology - 5.6%
Affymetrix, Inc. (a)	100	$ 2,289
Biogen, Inc. (a)	100	4,006
BioSource International, Inc. (a)	100	599
Caliper Technologies Corp. (a)	100	300
Charles River Labs International, Inc. (a)	514,600	19,801,808
Digene Corp. (a)	100	1,146
Enzon Pharmaceuticals, Inc. (a)	100	1,672
Genentech, Inc. (a)	100	3,316
Gilead Sciences, Inc. (a)	100	3,400
Harvard Bioscience, Inc. (a)(c)	1,785,100	5,887,260
IDEC Pharmaceuticals Corp. (a)	200	6,634
IDEXX Laboratories, Inc. (a)	202,900	6,665,265
Invitrogen Corp. (a)	1,072,900	33,571,041
MedImmune, Inc. (a)	100	2,717
QIAGEN NV (a)	1,022,600	5,307,294
Techne Corp. (a)	122,900	3,511,007
United Therapeutics Corp. (a)	170,300	2,844,010
		77,613,764
Health Care Equipment & Supplies - 2.3%
Advanced Neuromodulation Systems, Inc. (a)	100	3,510
Amersham PLC	321,300	2,877,757
Apogent Technologies, Inc. (a)	100	2,080
Becton, Dickinson & Co.	100	3,069
Biacore International AB sponsored ADR (a)	100	2,240
Biosite, Inc. (a)	100	3,402
Bruker AXS, Inc.	100	181
Bruker Daltonics, Inc. (a)	100	486
Closure Medical Corp. (a)	100	1,048
CTI Molecular Imaging, Inc.	100	2,466
Cyberonics, Inc. (a)	100	1,840
DENTSPLY International, Inc.	100	3,720
Edwards Lifesciences Corp. (a)	266,400	6,785,208
Guidant Corp. (a)	3,800	117,230
HealthTronics Surgical Services, Inc. (a)	100	801
ICU Medical, Inc. (a)	100	3,730
Molecular Devices Corp. (a)	100	1,647
Nutraceutical International Corp. (a)	100	1,144
St. Jude Medical, Inc. (a)	190,300	7,558,716
Therasense, Inc. (a)	100	835
TriPath Imaging, Inc. (a)	100	268
Varian Medical Systems, Inc. (a)	297,400	14,751,040
Wilson Greatbatch Technologies, Inc. (a)	100	2,920
		32,125,338
Health Care Providers & Services - 6.2%
Accredo Health, Inc. (a)	336,450	11,859,863
AdvancePCS Class A (a)	781,800	17,363,778
AmSurg Corp. (a)	59,100	1,207,413
Caremark Rx, Inc. (a)	100	1,625
Cerner Corp. (a)	376,600	11,772,516

	Shares	Value (Note 1)
Coventry Health Care, Inc. (a)	411,400	$ 11,942,942
Eclipsys Corp. (a)	100	535
Express Scripts, Inc. (a)	100	4,804
First Health Group Corp. (a)	9,800	238,630
IMS Health, Inc.	1,652,700	26,443,200
Laboratory Corp. of America Holdings (a)	100	2,324
McKesson Corp.	3,500	94,605
MIM Corp. (a)	100	580
Omnicare, Inc.	203,400	4,847,022
Oxford Health Plans, Inc. (a)	100	3,645
Patterson Dental Co. (a)	100	4,374
Pharmaceutical Product Development, Inc. (a)	100	2,927
Priority Healthcare Corp. Class B (a)	200	4,640
Quest Diagnostics, Inc. (a)	100	5,690
ResCare, Inc. (a)	440,500	1,598,575
WebMD Corp. (a)	100	855
		87,400,543
Pharmaceuticals - 0.8%
Alpharma, Inc. Class A	100	1,191
Forest Laboratories, Inc. (a)	100	9,822
ICN Pharmaceuticals, Inc.	95,700	1,044,087
Mylan Laboratories, Inc.	81,600	2,847,840
Perrigo Co. (a)	14,200	172,530
Pharmaceutical Resources, Inc. (a)	7,700	229,460
Scios, Inc. (a)	100	3,258
SICOR, Inc. (a)	392,700	6,224,295
Watson Pharmaceuticals, Inc. (a)	5,200	147,004
		10,679,487
TOTAL HEALTH CARE		207,819,132
INDUSTRIALS - 8.8%
Aerospace & Defense - 2.5%
Alliant Techsystems, Inc. (a)	178,250	11,113,888
DRS Technologies, Inc. (a)	204,900	6,419,517
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	100	1,590
Engineered Support Systems, Inc.	150	5,499
Herley Industries, Inc. (a)	93,300	1,624,166
L-3 Communications Holdings, Inc. (a)	292,100	13,118,211
Veridian Corp.	155,300	3,314,102
		35,596,973
Air Freight & Logistics - 0.0%
C.H. Robinson Worldwide, Inc.	3,250	101,400
Expeditors International of Washington, Inc.	4,400	143,660
FedEx Corp.	100	5,422
UTI Worldwide, Inc.	100	2,625
		253,107
Commercial Services & Supplies - 4.5%
Apollo Group, Inc. Class A (a)	100	4,400
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Avery Dennison Corp.	100	$ 6,108
Bright Horizons Family Solutions, Inc. (a)	525,200	14,768,624
Career Education Corp. (a)	100	4,000
CheckFree Corp. (a)	100	1,600
ChoicePoint, Inc. (a)	579,900	22,900,251
Cintas Corp.	100	4,575
Concord EFS, Inc. (a)	799,800	12,588,852
Corinthian Colleges, Inc. (a)	100	3,786
DeVry, Inc. (a)	3,900	64,779
DST Systems, Inc. (a)	100	3,555
Education Management Corp. (a)	69,800	2,624,480
H&R Block, Inc.	3,300	132,660
Headwaters, Inc. (a)	100	1,551
Herman Miller, Inc.	100	1,840
HON Industries, Inc.	100	2,828
infoUSA, Inc. (a)	100	497
Ionics, Inc. (a)	100	2,280
Paychex, Inc.	100	2,790
Pittston Co. - Brinks Group	291,600	5,388,768
Princeton Review, Inc. (a)	100	495
Tetra Tech, Inc. (a)	315,900	3,853,980
		62,362,699
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	55,200	1,965,120
Electrical Equipment - 0.3%
AstroPower, Inc. (a)	150,550	1,202,895
REPower Systems AG	127,100	3,157,245
		4,360,140
Industrial Conglomerates - 0.0%
Teleflex, Inc.	100	4,289
Machinery - 1.4%
AGCO Corp. (a)	144,800	3,200,080
CUNO, Inc. (a)	86,000	2,848,320
Dionex Corp. (a)	100	2,971
Graco, Inc.	445,800	12,772,170
Pentair, Inc.	100	3,455
		18,826,996
Trading Companies & Distributors - 0.0%
Fastenal Co.	200	7,478
TOTAL INDUSTRIALS		123,376,802
INFORMATION TECHNOLOGY - 7.5%
Communications Equipment - 0.0%
3Com Corp. (a)	100	463
Avocent Corp. (a)	100	2,222
Black Box Corp.	100	4,480
Emulex Corp. (a)	100	1,855
Harris Corp.	100	2,630
Loral Space & Communications Ltd. (a)	678,100	291,583

	Shares	Value (Note 1)
Netscreen Technologies, Inc.	200	$ 3,368
Polycom, Inc. (a)	200	1,904
Scientific-Atlanta, Inc.	5,100	60,486
UTStarcom, Inc. (a)	100	1,983
		370,974
Computers & Peripherals - 0.4%
Drexler Technology Corp. (a)	458,100	5,772,060
Electronic Equipment & Instruments - 4.6%
Anritsu Corp.	633,000	2,419,652
Flir Systems, Inc. (a)	100	4,880
Mettler-Toledo International, Inc. (a)	87,400	2,802,044
Millipore Corp.	37,000	1,258,000
Nam Tai Electronics, Inc.	80,200	1,960,890
Symbol Technologies, Inc.	3,170,600	26,062,332
Teledyne Technologies, Inc. (a)	229,100	3,592,288
Waters Corp. (a)	1,184,620	25,801,024
		63,901,110
Internet Software & Services - 0.5%
Ariba, Inc. (a)	100	248
AsiaInfo Holdings, Inc. (a)	100	634
Autobytel, Inc. (a)	100	280
CNET Networks, Inc. (a)	100	271
Digital Impact, Inc. (a)	100	190
FreeMarkets, Inc. (a)	100	644
Overture Services, Inc. (a)	225,700	6,163,867
PEC Solutions, Inc. (a)	100	2,990
Retek, Inc. (a)	92,800	252,416
Yahoo!, Inc. (a)	100	1,635
		6,423,175
IT Consulting & Services - 0.3%
Affiliated Computer Services, Inc. Class A (a)	100	5,265
CACI International, Inc. Class A (a)	300	10,692
Cognizant Technology Solutions Corp. Class A (a)	100	7,223
Manhattan Associates, Inc. (a)	188,000	4,448,080
SRA International, Inc. Class A	100	2,709
SunGard Data Systems, Inc. (a)	100	2,356
		4,476,325
Office Electronics - 0.0%
Zebra Technologies Corp. Class A (a)	100	5,730
Semiconductor Equipment & Products - 0.0%
Broadcom Corp. Class A (a)	100	1,506
International Rectifier Corp. (a)	100	1,846
KLA-Tencor Corp. (a)	100	3,537
LAM Research Corp. (a)	100	1,080
Micrel, Inc. (a)	100	898
Microchip Technology, Inc.	100	2,445
Novellus Systems, Inc. (a)	100	2,808
NVIDIA Corp. (a)	5,000	57,550
Omnivision Technologies, Inc. (a)	100	1,357
QLogic Corp. (a)	81	2,795
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
RF Micro Devices, Inc. (a)	100	$ 733
Standard Microsystems Corp. (a)	100	1,947
		78,502
Software - 1.7%
Activision, Inc. (a)	127,500	1,860,225
Adobe Systems, Inc.	100	2,480
Ansys, Inc. (a)	100	2,020
Borland Software Corp. (a)	100	1,230
Business Objects SA sponsored ADR (a)	100	1,500
Check Point Software Technologies Ltd. (a)	100	1,297
Cognos, Inc. (a)	100	2,353
Dassault Systemes SA sponsored ADR	100	2,150
Digimarc Corp. (a)	100	1,134
Electronic Arts, Inc. (a)	200	9,954
Kronos, Inc. (a)	100	3,699
Legato Systems, Inc. (a)	7,000	35,210
Magma Design Automation, Inc. (a)	100	958
Mercury Interactive Corp. (a)	100	2,965
National Instruments Corp. (a)	100	3,249
Network Associates, Inc. (a)	100	1,609
PeopleSoft, Inc. (a)	100	1,830
Renaissance Learning, Inc. (a)	627,400	11,857,860
Symantec Corp. (a)	174,900	7,085,199
Synopsys, Inc. (a)	100	4,615
Trend Micro, Inc. sponsored ADR (a)	100	1,650
Tripos, Inc. (a)	100	733
Vastera, Inc. (a)	610,800	3,451,631
		24,335,551
TOTAL INFORMATION TECHNOLOGY		105,363,427
MATERIALS - 19.2%
Chemicals - 0.7%
Ecolab, Inc.	89,500	4,430,250
International Flavors & Fragrances, Inc.	154,800	5,433,480
Potash Corp. of Saskatchewan	100	6,341
Praxair, Inc.	100	5,777
Sigma Aldrich Corp.	100	4,870
		9,880,718
Construction Materials - 0.0%
James Hardie Industries NV	100	383
Containers & Packaging - 0.2%
Packaging Corp. of America (a)	137,100	2,500,704
Metals & Mining - 18.3%
Agnico-Eagle Mines Ltd.	1,119,130	16,605,802
Agnico-Eagle Mines Ltd. warrants 11/14/07 (a)	23,350	117,918
Apex Silver Mines Ltd. (a)	100	1,480
AUR Resources, Inc. (a)	1,858,900	4,386,262

	Shares	Value (Note 1)
Barrick Gold Corp.	100	$ 1,549
Companhia Vale do Rio Doce sponsored ADR	100	2,891
Compania de Minas Buenaventura SA sponsored ADR	290,400	7,663,656
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	884,300	14,838,554
Goldcorp, Inc.	50,000	637,919
Harmony Gold Mining Co. Ltd.	1,146,300	19,661,175
Kinross Gold Corp. (a)	9,791,000	24,099,199
Meridian Gold, Inc. (a)	3,326,500	58,689,251
Newmont Mining Corp. Holding Co.	2,814,180	81,695,639
Nucor Corp.	199,300	8,231,090
Outokumpu Oyj (A Shares)	90,200	786,018
Placer Dome, Inc.	100	1,136
Sons of Gwalia Ltd. ADR	100	721
Steel Dynamics, Inc. (a)	526,200	6,330,186
Teck Cominco Ltd. Class B (sub. vtg.)	1,550,900	11,442,117
Xstrata PLC (a)	43,300	452,690
		255,645,253
Paper & Forest Products - 0.0%
Aracruz Celulose SA sponsored ADR	100	1,856
TOTAL MATERIALS		268,028,914
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
America Movil SA de CV sponsored ADR	100	1,436
UTILITIES - 3.5%
Electric Utilities - 0.0%
Ameren Corp.	100	4,157
Cinergy Corp.	100	3,372
		7,529
Gas Utilities - 1.5%
KeySpan Corp.	498,700	17,574,188
NiSource, Inc.	170,100	3,402,000
Southwestern Energy Co. (a)	100	1,145
		20,977,333
Multi-Utilities & Unregulated Power - 2.0%
Energy East Corp.	100	2,209
Equitable Resources, Inc.	92,600	3,244,704
Questar Corp.	5,600	155,792
SCANA Corp.	797,400	24,687,504
		28,090,209
TOTAL UTILITIES		49,075,071
TOTAL COMMON STOCKS (Cost $1,185,408,547)		1,223,028,739
U.S. Treasury Obligations - 0.0%
	Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (d) (Cost $24,990)	$ 25,000	$ 24,995
Money Market Funds - 15.7%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	178,456,397	178,456,397
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	41,283,140	41,283,140
TOTAL MONEY MARKET FUNDS (Cost $219,739,537)		219,739,537
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $1,405,173,074)		1,442,793,271
NET OTHER ASSETS - (3.1)%		(44,039,273)
NET ASSETS - 100%		$ 1,398,753,998
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
1 MidCap 400 Index Contracts	March 2003	$ 214,950	$ (4,181)

The face value of futures purchased as a percentage of net assets - 0.0%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $24,995.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,963,278,151 and $1,580,148,744, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $181,725 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.5%
Canada	11.3
South Africa	1.4
Russia	1.2
Others (individually less than 1%)	3.6
100.0%

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Harvard Bioscience, Inc.	$ -	$ -	$ -	$ 5,887,260
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $158,631,000 of which $15,428,000, $42,786,000 and $100,417,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $39,528,292) (cost $1,405,173,074) - See accompanying schedule		$ 1,442,793,271
Receivable for investments sold		2,282,525
Receivable for fund shares sold		1,243,619
Dividends receivable		665,754
Interest receivable		201,175
Receivable for daily variation on futures contracts		1,275
Other receivables		540,670
Total assets		1,447,728,289

Liabilities
Payable for investments purchased	$ 5,292,973
Payable for fund shares redeemed	1,123,561
Accrued management fee	673,184
Distribution fees payable	136,347
Other payables and accrued expenses	465,086
Collateral on securities loaned, at value	41,283,140
Total liabilities		48,974,291

Net Assets		$ 1,398,753,998
Net Assets consist of:
Paid in capital		$ 1,517,162,460
Undistributed net investment income		4,928,520
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(160,954,349)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,617,367
Net Assets		$ 1,398,753,998

Initial Class: Net Asset Value, offering price and redemption price per share ($499,556,736 ÷ 28,531,105 shares)		$ 17.51

Service Class: Net Asset Value, offering price and redemption price per share ($378,264,499 ÷ 21,661,898 shares)		$ 17.46

Service Class 2: Net Asset Value, offering price and redemption price per share ($520,932,763 ÷ 29,954,649 shares)		$ 17.39

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 11,811,278
Interest		2,670,073
Security lending		381,083
Total income		14,862,434

Expenses
Management fee	$ 7,628,488
Transfer agent fees	925,670
Distribution fees	1,279,645
Accounting and security lending fees	320,127
Non-interested trustees' compensation	4,613
Custodian fees and expenses	97,710
Audit	25,012
Legal	12,203
Miscellaneous	162,679
Total expenses before reductions	10,456,147
Expense reductions	(960,988)	9,495,159
Net investment income (loss)		5,367,275
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(99,982,065)
Foreign currency transactions	(54,607)
Futures contracts	(55,461)
Total net realized gain (loss)		(100,092,133)
Change in net unrealized appreciation (depreciation) on: Investment securities	(54,348,290)
Assets and liabilities in foreign currencies	1,752
Futures contracts	(4,181)
Total change in net unrealized appreciation (depreciation)		(54,350,719)
Net gain (loss)		(154,442,852)
Net increase (decrease) in net assets resulting from operations		$ (149,075,577)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,367,275	$ 9,952,192
Net realized gain (loss)	(100,092,133)	(21,695,188)
Change in net unrealized appreciation (depreciation)	(54,350,719)	(14,911,862)
Net increase (decrease) in net assets resulting from operations	(149,075,577)	(26,654,858)
Distributions to shareholders from net investment income	(10,315,464)	-
Share transactions - net increase (decrease)	406,189,773	233,603,651
Total increase (decrease) in net assets	246,798,732	206,948,793

Net Assets
Beginning of period	1,151,955,266	945,006,473
End of period (including undistributed net investment income of $4,928,520 and undistributed net investment income of $9,876,712, respectively)	$ 1,398,753,998	$ 1,151,955,266
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	7,049,981	6,655,084	22,666,360
Reinvested	277,413	161,340	101,720
Redeemed	(8,136,461)	(3,917,197)	(3,604,685)
Net increase (decrease)	(809,067)	2,899,227	19,163,395

Dollars Sold	$ 134,875,925	$ 125,174,947	$ 416,253,061
Reinvested	5,301,369	3,078,362	1,935,732
Redeemed	(145,105,795)	(70,148,866)	(65,174,962)
Net increase (decrease)	$ (4,928,501)	$ 58,104,443	$ 353,013,831

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	9,676,112	9,095,820	8,986,545
Reinvested	-	-	-
Redeemed	(9,413,601)	(4,323,424)	(1,810,628)
Net increase (decrease)	262,511	4,772,396	7,175,917

Dollars Sold	$ 182,558,139	$ 170,632,678	$ 167,539,684
Reinvested	-	-	-
Redeemed	(173,494,579)	(80,200,595)	(33,431,676)
Net increase (decrease)	$ 9,063,560	$ 90,432,083	$ 134,108,008

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 5,301,369	$ 3,078,362	$ 1,935,733
From net realized gain	-	-	-
Total	$ 5,301,369	$ 3,078,362	$ 1,935,733

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ -	$ -	$ -
From net realized gain	-	-	-
Total	$ -	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.60	$ 20.26	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.20	.19	-	-
Net realized and unrealized gain (loss)	(2.00)	(.86)	4.95	5.05	.31
Total from investment operations	(1.91)	(.66)	5.14	5.05	.31
Distributions from net investment income	(.18)	-	(.08)	-	-
Distributions from net realized gain	-	-	-	(.09)	-
Distributions in excess of net realized gain	-	-	(.05)	(.02)	-
Total distributions	(.18)	-	(.13)	(.11)	-
Net asset value, end of period	$ 17.51	$ 19.60	$ 20.26	$ 15.25	$ 10.31
Total Return B, C, D	(9.82)%	(3.26)%	33.78%	49.04%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.70%	.69%	.74%	3.34%	115.88% A
Expenses net of voluntary waivers, if any	.70%	.69%	.74%	1.00%	1.00% A
Expenses net of all reductions	.63%	.62%	.69%	.97%	1.00% A
Net investment income (loss)	.51%	1.06%	1.01%	.01%	(.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 499,557	$ 574,934	$ 589,026	$ 1,744	$ 516
Portfolio turnover rate	135%	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.54	$ 20.22	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.18	.17	(.01)	-
Net realized and unrealized gain (loss)	(2.00)	(.86)	4.93	5.05	.31
Total from investment operations	(1.92)	(.68)	5.10	5.04	.31
Distributions from net investment income	(.16)	-	(.07)	-	-
Distributions from net realized gain	-	-	-	(.09)	-
Distributions in excess of net realized gain	-	-	(.05)	(.02)	-
Total distributions	(.16)	-	(.12)	(.11)	-
Net asset value, end of period	$ 17.46	$ 19.54	$ 20.22	$ 15.24	$ 10.31
Total Return B, C, D	(9.90)%	(3.36)%	33.54%	48.94%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.80%	.79%	.84%	3.41%	115.96% A
Expenses net of voluntary waivers, if any	.80%	.79%	.84%	1.10%	1.10% A
Expenses net of all reductions	.73%	.72%	.79%	1.07%	1.10%A
Net investment income (loss)	.41%	.96%	.92%	(.09) %	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 378,264	$ 366,665	$ 282,941	$ 25,908	$ 516
Portfolio turnover rate	135%	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.49	$ 20.20	$ 14.82
Income from Investment Operations
Net investment income (loss) E	.05	.15	.14
Net realized and unrealized gain (loss)	(1.99)	(.86)	5.35
Total from investment operations	(1.94)	(.71)	5.49
Distributions from net investment income	(.16)	-	(.06)
Distributions in excess of net realized gain	-	-	(.05)
Total distributions	(.16)	-	(.11)
Net asset value, end of period	$ 17.39	$ 19.49	$ 20.20
Total Return B, C, D	(10.02)%	(3.51)%	37.12%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	.94%	.99% A
Expenses net of voluntary waivers, if any	.95%	.94%	.99% A
Expenses net of all reductions	.88%	.88%	.94% A
Net investment income (loss)	.25%	.81%	.76%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 520,933	$ 210,356	$ 73,039
Portfolio turnover rate	135%	144%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio - Service Class 2

Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year and past ten year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Money Market - Service Class 2	1.45%	4.41%	4.63%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	12/31/02	10/1/02	7/2/02	4/2/02	1/1/02
Fidelity VIP: Money Market - Service Class 2	1.02%	1.35%	1.45%	1.62%	1.85%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year.

Comparing Performance

The U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. A money market fund returns to its shareholders income earned by the fund's investments after expenses.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Duby, Portfolio Manager of Money Market Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended December 31, 2002?

A. For most of 2002, the Federal Reserve Board left the rate banks charge each other for overnight loans - known as the fed funds target rate - unchanged at 1.75%. During this time, however, the Fed's perception of the strength of the economy wavered back and forth. At times, the Fed felt that the economy was too weak and leaned toward lowering rates. At others, the Fed maintained a neutral stance. While the target rate remained unchanged until November, changes in the Fed's stance and the market's interpretation of economic data caused money market yields to undulate. In early 2002, many market participants expected the economy to rebound enough to encourage the Fed to reverse course and raise rates, which caused longer-term money market yields to increase relative to shorter-term rates. However, generally positive economic data in the first quarter of 2002 turned mixed during early April and May. This development caused a change in sentiment, with most market observers pushing their anticipation of Fed action further into the future. In response, long-term money market rates fell to essentially the same level as short-term yields. In August, the Fed revised its stance yet again, indicating fears of economic weakness. As a result, long-term money market rates fell lower than those on the short end, as the market began to factor in additional Fed cuts.

Q. What happened in November?

A. The Fed confirmed the market's expectations on November 6, when it cut the target rate to a new 40-year low of 1.25%. While the manufacturing sector generally has been on the mend since late 2001, weak business spending and increased unemployment hindered a full-fledged economic recovery, as did corporate governance scandals that eroded investor confidence in the financial markets. The amount of commercial paper outstanding fell dramatically during the period as a consequence, further exacerbated by the reduced corporate funding requirements associated with a slow business environment. Diminished supply of commercial paper combined with the large volume of money market fund inflows kept downward pressure on money market rates.

Q. What was your strategy with the fund?

A. The fund's investment strategy shifted during the period as a result of market developments. In the first half of 2002, I lengthened the average maturity of the portfolio because longer maturities offered more attractive risk/reward tradeoffs at a time when Fed action appeared increasingly unlikely. Mid-year, I invested in shorter-maturity securities, because long-term securities offered little to no yield advantage over shorter alternatives. More recently, as the prospects for additional rate cuts by the Fed became more likely, I increased the average maturity of the portfolio to lock in higher rates prior to any Fed action. Credit-quality concerns also dominated my strategy throughout the period, and so I used government agency discount notes during most of the period as the primary vehicle for adjusting maturities. As the year progressed, however, I increased the fund's allocation to commercial paper as corporate issuers with stronger financial profiles began to emerge.

Q. What's your outlook, Bob?

A. Market sentiment currently is quite similar to the start of 2002. Most market participants feel that the Fed has concluded its easing program and will look to hike rates sometime during the second half of 2003. Recent economic news has been mixed, making the possibility of any Fed tightening action during the first half of 2003 unlikely. While economic indicators such as third-quarter gross domestic product growth and the housing sector have been strong, consumer confidence and manufacturing figures have slumped. Given this information - as well as the prospects of war with Iraq and the short-term effects war will have on the economy and consumer confidence - there might be cause for the Fed to lower rates yet again. However, as the economy weathers these storms and the effects of the recent rate cuts become evident, the chance of a rate cut occurring beyond the next few months is very remote.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: income and share-price stability by investing in high-quality, short-term instruments

Start date: April 1, 1982

Size: as of December 31, 2002, more than
$2.7 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Certificates of Deposit - 37.1%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 2.7%
Chase Manhattan Bank USA NA
2/7/03	1.63%	$ 40,000,000	$ 40,000,000
Citibank NA, New York
2/20/03	1.34	25,000,000	25,000,000
World Savings Bank FSB
3/6/03	1.35	10,000,000	9,999,287
			74,999,287
London Branch, Eurodollar, Foreign Banks - 22.2%
Alliance & Leicester PLC
2/28/03	1.36	5,000,000	5,002,561
Barclays Bank PLC
1/14/03	1.35	10,000,000	10,000,000
1/14/03	1.71	10,000,000	10,000,000
1/21/03	1.35	15,000,000	15,000,000
2/12/03	1.34	40,000,000	40,000,000
5/19/03	1.35	5,000,000	5,000,000
6/10/03	1.33	15,000,000	15,000,000
BNP Paribas SA
2/25/03	1.35	15,000,000	15,000,000
3/18/03	1.75	5,000,000	5,000,000
4/22/03	1.35	25,000,000	25,000,000
Deutsche Bank AG
2/12/03	1.34	35,000,000	35,000,000
Dresdner Bank AG
2/3/03	1.63	25,000,000	25,000,000
2/12/03	1.33	35,000,000	35,000,000
2/18/03	1.34	10,000,000	10,000,000
HBOS Treasury Services PLC
2/18/03	1.34	25,000,000	25,000,000
2/21/03	1.80	5,000,000	5,000,000
3/5/03	1.38	10,000,000	10,000,000
3/25/03	1.80	45,000,000	45,000,000
ING Bank NV
1/21/03	1.80	5,000,000	5,000,000
2/12/03	1.35	35,000,000	35,000,000
2/24/03	1.36	5,000,000	5,000,000
Landesbank Baden-Wuerttemberg
2/18/03	1.34	5,000,000	4,999,933
3/18/03	1.77	5,000,000	5,000,052
4/22/03	1.77	5,000,000	5,000,076
4/22/03	1.79	25,000,000	25,000,000
Landesbank Hessen-Thuringen
5/30/03	1.38	15,000,000	15,000,000
Lloyds TSB Bank PLC
6/10/03	1.32	25,000,000	25,000,000
National Australia Bank Ltd.
6/18/03	1.37	27,000,000	27,120,801
Nordea Bank Finland PLC
3/18/03	1.77	10,000,000	10,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Northern Rock PLC
2/7/03	1.55%	$ 5,000,000	$ 5,000,000
Societe Generale
2/12/03	1.40	26,500,000	26,497,969
Svenska Handelsbanken AB
1/27/03	1.36	50,000,000	49,999,989
3/14/03	1.75	5,000,000	5,000,093
WestLB AG
1/17/03	1.76	10,000,000	10,000,000
2/12/03	1.36	15,000,000	15,000,000
6/10/03	1.36	5,000,000	5,000,000
			613,621,474
New York Branch, Yankee Dollar, Foreign Banks - 12.2%
Abbey National Treasury Services PLC
1/3/03	1.35 (b)	25,000,000	24,996,207
1/10/03	1.34 (b)	10,000,000	9,998,373
Bank of Montreal, Quebec
5/19/03	1.38	10,000,000	10,000,000
BNP Paribas SA
9/19/03	1.43	25,000,000	25,000,000
Credit Agricole Indosuez
1/2/03	1.70 (b)	10,000,000	9,998,498
Credit Suisse First Boston Bank
2/18/03	1.35	75,000,000	75,000,498
Deutsche Bank AG
1/22/03	1.32 (b)	10,000,000	9,998,644
5/13/03	1.35	15,000,000	15,000,000
Dexia Bank SA
1/22/03	1.33 (b)	5,000,000	4,999,435
1/27/03	1.33 (b)	10,000,000	9,998,386
Landesbank Baden-Wuerttemberg
1/31/03	1.35	25,000,000	25,000,000
1/31/03	1.62	15,000,000	15,000,062
Lloyds TSB Bank PLC
1/2/03	1.34 (b)	5,000,000	4,999,258
Royal Bank of Canada
1/22/03	1.32 (b)	15,000,000	14,997,941
1/31/03	1.32 (b)	25,000,000	24,996,312
Societe Generale
1/21/03	1.34 (b)	15,000,000	14,998,701
1/27/03	1.34 (b)	25,000,000	24,996,051
Svenska Handelsbanken AB
1/2/03	1.35 (b)	10,000,000	9,997,256
Toronto-Dominion Bank
1/22/03	1.32 (b)	5,000,000	4,999,322
			334,974,944
TOTAL CERTIFICATES OF DEPOSIT			1,023,595,705
Commercial Paper - 33.2%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Aegon Funding Corp.
3/27/03	1.36%	$ 20,000,000	$ 19,936,250
Alliance & Leicester PLC
3/5/03	1.54	10,000,000	9,973,225
3/7/03	1.54	15,000,000	14,958,563
3/18/03	1.77	5,000,000	4,981,422
Aspen Funding Corp.
2/3/03	1.66	5,000,000	4,992,438
AT&T Corp.
2/4/03	2.31	15,000,000	14,967,417
Bear Stearns Companies, Inc.
2/18/03	1.35	69,078,000	68,953,660
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/13/03	1.73	15,000,000	14,991,400
1/14/03	1.74	25,000,000	24,984,382
1/14/03	1.82	5,000,000	4,996,732
1/17/03	1.80	25,000,000	24,980,111
2/6/03	1.33	30,000,000	29,960,100
2/18/03	1.35	5,000,000	4,991,000
Citicorp
1/10/03	1.75	5,000,000	4,997,825
1/29/03	1.79	50,000,000	49,930,778
Corporate Receivables Corp.
2/6/03	1.64	5,000,000	4,991,850
CXC, Inc.
1/31/03	1.65	5,000,000	4,993,167
DaimlerChrysler North America Holding Corp.
2/10/03	1.93	3,000,000	2,993,600
2/11/03	1.93	5,000,000	4,989,067
2/19/03	1.97	5,000,000	4,986,661
3/17/03	1.98	5,000,000	4,979,479
3/18/03	1.97	10,000,000	9,958,622
Edison Asset Securitization LLC
1/14/03	1.73	55,000,000	54,965,839
2/25/03	1.61	10,000,000	9,975,556
4/23/03	1.80	11,040,000	10,978,863
6/3/03	1.35	10,000,000	9,943,050
Falcon Asset Securitization Corp.
1/16/03	1.40	30,687,000	30,669,099
1/22/03	1.40	20,000,000	19,983,667
1/29/03	1.38	15,000,000	14,983,900
Ford Motor Credit Co.
2/20/03	1.95	5,000,000	4,986,528
3/3/03	1.99	5,000,000	4,983,225
3/12/03	1.98	5,000,000	4,980,847
3/17/03	1.97	10,000,000	9,959,167
GE Capital International Funding, Inc.
3/11/03	1.79	10,000,000	9,966,075
4/24/03	1.35	5,000,000	4,978,969
General Electric Capital Corp.
2/13/03	1.77	45,000,000	44,905,400

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
5/7/03	1.37%	$ 15,000,000	$ 14,928,600
General Electric Capital Services, Inc.
5/6/03	1.37	5,000,000	4,976,389
6/4/03	1.37	5,000,000	4,970,911
Household Finance Corp.
1/29/03	1.59	5,000,000	4,993,817
1/30/03	1.59	5,000,000	4,993,596
2/4/03	1.60	5,000,000	4,992,444
2/13/03	1.51	5,000,000	4,991,042
2/19/03	1.58	5,000,000	4,989,315
2/26/03	1.63	5,000,000	4,987,400
3/18/03	1.63	5,000,000	4,982,900
Lloyds TSB Bank PLC
5/5/03	1.35	30,000,000	29,861,533
Montauk Funding Corp.
1/27/03	1.39 (b)	50,000,000	50,000,000
Morgan Stanley
1/2/03	1.39 (b)	30,000,000	30,000,000
Morgan Stanley Dean Witter Australia Finance Ltd.
3/10/03	1.79	10,000,000	9,966,567
New Center Asset Trust
6/3/03	1.36	10,000,000	9,942,625
Newcastle (Discover Card Master Trust)
2/6/03	1.56	5,000,000	4,992,250
2/12/03	1.36	5,000,000	4,992,067
Paradigm Funding LLC
2/4/03	1.37	20,000,000	19,974,122
2/14/03	1.37	25,000,000	24,958,139
Park Avenue Receivables Corp.
1/23/03	1.36	25,000,000	24,979,222
Preferred Receivables Funding Corp.
1/13/03	1.40	5,000,000	4,997,667
1/21/03	1.40	4,426,000	4,422,558
1/28/03	1.36	25,000,000	24,974,500
Sheffield Receivables Corp.
1/21/03	1.40	20,000,000	19,984,444
The Walt Disney Co.
1/28/03	2.01	5,000,000	4,992,500
Windmill Funding Corp.
1/23/03	1.40	10,000,000	9,991,444
3/26/03	1.80	5,000,000	4,979,175
TOTAL COMMERCIAL PAPER			916,563,161
Federal Agencies - 2.7%

Fannie Mae - 2.7%
Discount Notes - 2.7%
5/2/03	1.31	50,000,000	49,781,528
7/25/03	1.33	25,000,000	24,812,083
			74,593,611
Bank Notes - 3.3%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
National City Bank, Indiana
1/13/03	1.36% (b)	$ 15,000,000	$ 14,998,500
2/5/03	1.55	50,000,000	50,000,000
U.S. Bank NA, Cincinnati
1/27/03	1.35 (b)	25,000,000	24,996,431
TOTAL BANK NOTES			89,994,931
Master Notes - 2.4%

General Motors Acceptance Corp. Mortgage Credit
1/2/03	1.89	25,000,000	24,998,691
Goldman Sachs Group, Inc.
2/24/03	1.45 (c)	20,000,000	20,000,000
3/19/03	1.43 (c)	20,000,000	20,000,000
TOTAL MASTER NOTES			64,998,691
Medium-Term Notes - 7.2%

Bank of America NA
2/4/03	1.75 (b)	25,000,000	25,002,212
GE Capital Assurance Co.
1/2/03	1.55 (b)(c)	5,000,000	5,000,000
General Electric Capital Corp.
1/9/03	1.46 (b)	25,000,000	25,000,000
1/17/03	1.45 (b)	20,000,000	20,000,000
1/28/03	1.42 (b)	10,000,000	10,000,000
Harwood Street Funding I LLC
1/21/03	1.54 (a)(b)	10,000,000	10,000,000
Morgan Stanley
1/15/03	1.52 (b)	20,000,000	20,000,000
Sheffield Receivables Corp.
1/21/03	1.39 (b)	5,000,000	5,000,000
1/27/03	1.38 (b)	50,000,000	49,999,285
Verizon Global Funding Corp.
3/17/03	1.66 (b)	30,000,000	30,000,000
TOTAL MEDIUM-TERM NOTES			200,001,497
Short-Term Notes - 2.6%

Jackson National Life Insurance Co.
1/2/03	1.96 (b)(c)	7,000,000	7,000,000
Metropolitan Life Insurance Co.
1/2/03	1.98 (b)(c)	10,000,000	10,000,000
Monumental Life Insurance Co.
1/1/03	1.58 (b)(c)	5,000,000	5,000,000
1/1/03	1.61 (b)(c)	5,000,000	5,000,000
New York Life Insurance Co.
1/2/03	1.94 (b)(c)	30,000,000	30,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Pacific Life Insurance Co.
3/10/03	1.52% (b)(c)	$ 5,000,000	$ 5,000,000
Transamerica Occidental Life Insurance Co.
2/1/03	1.88 (b)(c)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			72,000,000
Repurchase Agreements - 11.9%
	Maturity Amount
In a joint trading account (Collateralized by U.S. Government Obligations dated 12/31/02 due 1/2/03 At 1.25%)	$ 675,047	675,000
With:
Banc of America Securities LLC At 1.39%, dated 12/31/02 due 1/2/03 (Collateralized by Commercial Paper Obligations with principal amounts of $102,252,864, 0% - 1.97%, 1/30/03 - 3/26/03)	100,007,722	100,000,000
Countrywide Securities Corp. At 1.44%, dated 12/27/02 due 1/27/03 (Collateralized by Corporate Obligations with principal amounts of $30,600,000, 0%, 6/25/33)	30,037,200	30,000,000
Goldman Sachs & Co. At 1.41%, dated 12/31/02 due 1/2/03 (Collateralized by Mortgage Loan Obligations with principal amounts of $90,356,910, 0% - 7.229%, 6/15/07 - 12/26/31)	79,006,199	79,000,000
J.P. Morgan Securities, Inc. At 1.43%, dated 12/11/02 due 1/30/03 (Collateralized by Corporate Obligations with principal amounts of $20,735,000, 0% - 7.75%, 12/15/03 - 2/15/31)	20,039,722	20,000,000
Lehman Brothers, Inc. At 1.46%, dated 12/31/02 due 1/2/03 (Collateralized by Equity Securities with shares of 5,787,627)	100,008,111	100,000,000
TOTAL REPURCHASE AGREEMENTS		329,675,000
TOTAL INVESTMENT PORTFOLIO - 100.4%	2,771,422,596
NET OTHER ASSETS - (0.4)%	(10,733,209)
NET ASSETS - 100%	$ 2,760,689,387
Total Cost for Income Tax Purposes $ 2,771,422,596
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,000,000 or 0.4% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Capital Assurance Co. 1.55%, 1/2/03	7/30/02	$ 5,000,000
Goldman Sachs Group, Inc.: 1.43%, 3/19/03	12/19/02	$ 20,000,000
1.45%, 2/24/03	11/25/02	$ 20,000,000
Jackson National Life Insurance Co. 1.96%, 1/2/03	7/6/99	$ 7,000,000
Metropolitan Life Insurance Co. 1.98%, 1/2/03	3/26/02	$ 10,000,000
Monumental Life Insurance Co.: 1.58%, 1/1/03	9/17/98	$ 5,000,000
1.61%, 1/1/03	3/12/99	$ 5,000,000
New York Life Insurance Co. 1.94%, 1/2/03	2/28/02 - 12/19/02	$ 30,000,000
Pacific Life Insurance Co 1.52%, 3/10/03	9/6/02	$ 5,000,000
Transamerica Occidental Life Insurance Co. 1.88%, 2/1/03	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $117,000,000 or 4.2% of net assets.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $329,675,000) - See accompanying schedule		$ 2,771,422,596
Cash		29,380
Receivable for fund shares sold		3,284,987
Interest receivable		2,769,675
Other receivables		100,378
Total assets		2,777,607,016

Liabilities
Payable for fund shares redeemed	$ 16,166,727
Accrued management fee	465,224
Distribution fees payable	10,241
Other payables and accrued expenses	275,437
Total liabilities		16,917,629

Net Assets		$ 2,760,689,387
Net Assets consist of:
Paid in capital		$ 2,760,689,387
Net Assets		$ 2,760,689,387
Initial Class: Net Asset Value, offering price and redemption price per share ($2,705,068,930 ÷ 2,704,967,297 shares)		$ 1.00

Service Class: Net Asset Value, offering price and redemption price per share ($8,016,718 ÷ 8,014,834 shares)		$ 1.00

Service Class 2: Net Asset Value, offering price and redemption price per share ($47,603,739 ÷ 47,603,461 shares)		$ 1.00

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 54,481,860
Expenses
Management fee	$ 5,542,141
Transfer agent fees	1,851,133
Distribution fees	130,688
Accounting fees and expenses	250,943
Non-interested trustees' compensation	9,947
Custodian fees and expenses	58,689
Registration fees	846
Audit	15,350
Legal	11,377
Miscellaneous	203,558
Total expenses before reductions	8,074,672
Expense reductions	(2,912)	8,071,760
Net investment income		46,410,100
Net Realized Gain (Loss) on investment securities		87,888
Net increase in net assets resulting from operations		$ 46,497,988

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income	$ 46,410,100	$ 105,115,032
Net realized gain (loss)	87,888	71,154
Net increase (decrease) in net assets resulting from operations	46,497,988	105,186,186
Distributions to shareholders from net investment income	(46,410,100)	(105,115,032)
Share transactions - net increase (decrease)	(39,187,088)	566,164,645
Total increase (decrease) in net assets	(39,099,200)	566,235,799

Net Assets
Beginning of period	2,799,788,587	2,233,552,788
End of period	$ 2,760,689,387	$ 2,799,788,587
Other Information:
Share Transactions at net asset value of $1.00 per share	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Sold	6,692,494,433	8,278,271	505,243,362
Reinvested	45,541,480	125,174	705,271
Redeemed	(6,786,431,592)	(6,531,366)	(498,612,121)
Net increase (decrease)	(48,395,679)	1,872,079	7,336,512

Share Transactions at net asset value of $1.00 per share	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Sold	6,279,947,605	7,671,735	244,909,763
Reinvested	104,611,787	50,876	452,369
Redeemed	(5,864,593,497)	(1,682,917)	(205,203,076)
Net increase (decrease)	519,965,895	6,039,694	40,159,056

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 45,579,655	$ 125,174	$ 705,271

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 104,611,787	$ 50,876	$ 452,369

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.017	.041	.062	.050	.053
Distributions from net investment income	(.017)	(.041)	(.062)	(.050)	(.053)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A, B	1.69%	4.18%	6.30%	5.17%	5.46%
Ratios to Average Net Assets C
Expenses before expense reductions	.29%	.28%	.33%	.27%	.30%
Expenses net of voluntary waivers, if any	.29%	.28%	.33%	.27%	.30%
Expenses net of all reductions	.29%	.28%	.33%	.27%	.30%
Net investment income	1.68%	3.99%	6.18%	5.06%	5.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,705,069	$ 2,753,379	$ 2,233,342	$ 1,939,491	$ 1,507,489

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.016	.040	.031
Distributions from net investment income	(.016)	(.040)	(.031)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return B, C, D	1.61%	4.10%	3.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.39%	.39%	.47% A
Expenses net of voluntary waivers, if any	.39%	.39%	.45% A
Expenses net of all reductions	.39%	.39%	.45% A
Net investment income	1.58%	3.87%	6.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,017	$ 6,143	$ 103

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.014	.039	.058
Distributions from net investment income	(.014)	(.039)	(.058)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return B, C, D	1.45%	3.96%	5.89%
Ratios to Average Net Assets F
Expenses before expense reductions	.54%	.55%	.96% A
Expenses net of voluntary waivers, if any	.54%	.55%	.60% A
Expenses net of all reductions	.54%	.55%	.60% A
Net investment income	1.43%	3.71%	5.94% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,604	$ 40,267	$ 108

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund. Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds) are funds of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities owned by the Money Market Portfolio are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. For the Money Market Portfolio, dividends are declared daily and paid monthly from net investment income and distributions from realized gains, if any, are recorded on the ex-dividend date. Distributions from net investment income and realized gains are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. There were no significant book-to-tax differences during the period for the Money Market Portfolio. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asset Manager: Growth	$ 339,040,364	$ 12,428,129	$ (55,023,451)	$ (42,595,322)
Balanced	294,671,301	13,682,687	(18,154,607)	(4,471,920)
Growth & Income	1,147,403,981	57,931,281	(176,824,989)	(118,893,708)
Growth Opportunities	665,866,252	58,631,450	(87,477,088)	(28,845,638)
Investment Grade Bond	2,355,612,780	83,696,762	(12,446,054)	71,250,708
Mid Cap	1,407,441,735	121,931,291	(86,579,755)	35,351,536
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward	Total Distributable Earnings
Asset Manager: Growth	$ 8,980,135	$ -	$ (65,872,007)	$ -
Balanced	7,937,519	-	(22,277,782)	-
Growth & Income	12,544,309	-	(156,531,001)	-
Growth Opportunities	4,527,039	-	(296,045,555)	-
Investment Grade Bond	99,462,054	9,272,230	-	179,984,992
Mid Cap	4,871,489	-	(158,631,497)	-

The tax character of distributions paid during the current and prior year was as follows:

Asset Manager: Growth
Ordinary Income	$ 10,416,607	$ 13,343,864
Long-term Capital Gains	-	16,105,049
Total	$ 10,416,607	$ 29,448,913
Balanced
Ordinary Income	8,837,001	10,202,857
Long-term Capital Gains	-	-
Total	$ 8,837,001	$ 10,202,857
Growth & Income
Ordinary Income	15,060,404	15,500,793
Long-term Capital Gains	-	50,237,278
Total	$ 15,060,404	$ 65,738,071
Growth Opportunities
Ordinary Income	8,515,304	4,056,791
Long-term Capital Gains	-	-
Total	$ 8,515,304	$ 4,056,791
Investment Grade Bond
Ordinary Income	58,817,521	42,039,084
Long-term Capital Gains	-	-
Total	$ 58,817,521	$ 42,039,084
Mid Cap
Ordinary Income	10,315,464	-
Long-term Capital Gains	-	-
Total	$ 10,315,464	$ -

Annual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Financing Transactions. To earn additional income, certain funds may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the fund of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the fund's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom a fund sells the security files for bankruptcy or becomes insolvent, the fund's right to repurchase the security may be restricted.

3. Joint Trading Account.

At the end of the period, Investment Grade Bond Portfolio had 20% or more of its total investments in repurchase agreements through a joint trading account. These repurchase agreements were with entities whose creditworthiness has been reviewed and found satisfactory by FMR. The investments in repurchase agreements through the joint trading account are summarized as follows:

Summary of Joint Trading

Dated December 31, 2002, due January 2, 2003	1.25%
Number of dealers or banks	12
Maximum amount with one dealer or bank	22.2%
Aggregate principal amount of agreements	$ 11,264,350,000
Aggregate maturity amount of agreements	$ 11,265,135,254
Aggregate market value of transferred assets	$ 11,496,363,467
Coupon rates of transferred assets	0% to 15.50%
Maturity dates of transferred assets	1/2/03 to 11/1/41

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Money Market Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .30% of the fund's average net assets for Asset Manager: Growth, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios, .20% for Growth & Income Portfolio, and .15% for Balanced Portfolio. The group fee rates averaged .28% for the equity funds and .13% for the fixed-income funds during the period.

For the Money Market Portfolio the management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases. During the period the income-based portion of the management fee was $1,939,725 or an annual rate of .07% of the fund's average net assets.
For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager: Growth	.58%	|
Balanced	.43%
Growth & Income	.48%
Growth Opportunities	.58%
Investment Grade Bond	.43%
Mid Cap	.58%
Money Market	.20%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
Asset Manager: Growth	$ 7,636	$ 11,544	$ 19,180
Balanced	$ 22,742	$ 47,526	$ 70,268
Growth & Income	$ 263,057	$ 269,692	$ 532,749
Growth Opportunities	$ 231,268	$ 110,543	$ 341,811
Investment Grade Bond	$ 661	$ 113,492	$ 114,153
Mid Cap	$ 385,766	$ 893,879	$ 1,279,645
Money Market	$ 7,894	$ 122,794	$ 130,688

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, each class paid FIIOC the following amounts:

Asset Manager: Growth		|
Initial Class	$ 233,643
Service Class	6,127
Service Class 2	5,552
	$ 245,322
Balanced
Initial Class	$ 175,550
Service Class	15,934
Service Class 2	15,004
	$ 206,488
Growth & Income
Initial Class	$ 511,460
Service Class	180,556
Service Class 2	81,160
	$ 773,176
Growth Opportunities
Initial Class	$ 354,735
Service Class	161,640
Service Class 2	39,988
	$ 556,363
Investment Grade Bond
Initial Class	$ 1,163,618
Service Class	485
Service Class 2	35,037
	$ 1,199,140
Mid Cap
Initial Class	$ 391,366
Service Class	269,918
Service Class 2	264,386
	$ 925,670
Money Market
Initial Class	$ 1,812,123
Service Class	5,684
Service Class 2	33,326
	$ 1,851,133

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC) an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager: Growth	$ 333,792
Balanced	$ 782,092
Growth & Income	$ 3,131,572
Growth Opportunities	$ 1,228,020
Investment Grade Bond	$ 2,742,419
Mid Cap	$ 2,571,045

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Money Market Insurance Termination. From January 1, 1999 through December 31, 2001, FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, provided participating funds with limited coverage for certain loss events. Effective January 1, 2002, the insurance coverage was suspended due to significant increases in the cost of reinsurance. Because of the continued high cost of reinsurance, in November 2002, the Board of Trustees approved the termination of FIDFUNDS. As a result, the participating funds are entitled to receive their pro rata share of FIDFUNDS retained earnings. The payment is accounted for as a realized gain in the Statement of Operations.

6. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction
Asset Manager: Growth	$ 133,931	$ 256
Balanced	51,077	1,355
Growth & Income	141,200	932
Growth Opportunities	300,687	318
Investment Grade Bond	-	24,339
Mid Cap	959,143	1,845
Money Market	-	2,912

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR and certain unaffiliated insurance companies each were the owners of record of more than 10% of the total outstanding shares of the following funds:

	FILI %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Asset Manager: Growth	65%	-	-
Balanced	52%	1	33%
Growth & Income	28%	3	53%
Growth Opportunities	16%	1	53%
Investment Grade Bond	56%	-	-
Mid Cap	30%	2	41%
Money Market	58%	-	-

10. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Variable Insurance Products Fund III and Shareholders of Asset Manager: Growth Portfolio, Investment Grade Bond Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities of Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio, (the Funds), funds of Variable Insurance Products Fund II and Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio, (the Funds), funds of Variable Insurance Products Fund III, including the portfolios of investments, as of December 31, 2002 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Asset Manager: Growth Portfolio, Investment Grade Bond Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio as of December 31, 2002 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and Variable Insurance Products Fund III and the Shareholders of Money Market Portfolio and Mid Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, (a fund of Variable Insurance Products Fund) and Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Products Fund and Variable Insurance Products Fund III's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981, 1988, or 1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), VIP Growth & Income (2001), VIP Growth Opportunities (2001), VIP Investment Grade Bond (2001), VIP Mid Cap (2001), and VIP Money Market (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990 or 1994

Trustee of Variable Insurance Products Fund (1990), Variable Insurance Products Fund II (1990), and Variable Insurance Products Fund III (1994). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991 or 1994

Trustee of Variable Insurance Products Fund (1991), Variable Insurance Products Fund II (1991), and Variable Insurance Products Fund III (1994). Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992 or 1994

Trustee of Variable Insurance Products Fund (1992), Variable Insurance Products Fund II (1992), and Variable Insurance Products Fund III (1994). Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987, 1988, or 1994

Trustee of Variable Insurance Products Fund (1987), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993 or 1994

Trustee of Variable Insurance Products Fund (1993), Variable Insurance Products Fund II (1993), and Variable Insurance Products Fund III (1994). Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001 or 2002

Trustee of Variable Insurance Products Fund (2001), Variable Insurance Products Fund II (2001), and Variable Insurance Products Fund III (2002). Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (49)

Year of Election or Appointment: 1997 or 2000

Vice President of VIP Investment Grade Bond (1997) and VIP Money Market (2000). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, and VIP Growth & Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Growth Opportunities and VIP Mid Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth, VIP Balanced, and VIP Investment Grade Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of VIP Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Bettina Doulton (38)

Year of Election or Appointment: 2000

Vice President of VIP Growth Opportunities and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Robert Duby (56)
Year of Election or Appointment: 1997 Vice President of VIP Money Market and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Duby managed a variety of Fidelity funds.
Richard C. Habermann (62)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Charles Mangum (38)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Mark J. Notkin (38)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (40)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, VIP Investment Grade Bond, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (41)

Year of Election or Appointment: 2000 or 2002

Vice President of VIP Balanced (2002) and VIP Growth & Income (2000) and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

John J. Todd (53)

Year of Election or Appointment: 1996

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of VIP Investment Grade Bond and VIP Money Market. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

Name, Age; Principal Occupation
John H. Costello (56)

Year of Election or Appointment: 1986, 1988, 1995, 1996, or 1998

Assistant Treasurer of VIP Asset Manager: Growth (1995), VIP Balanced (1995), VIP Growth & Income (1996), VIP Growth Opportunities (1995), VIP Investment Grade Bond (1988), VIP Mid Cap (1998), and VIP Money Market (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 1996, 1998, or 2000

Assistant Treasurer of VIP Asset Manager: Growth (2000), VIP Balanced (2000), VIP Growth & Income (2000), VIP Growth Opportunities (2000), VIP Investment Grade Bond (1998), VIP Mid Cap (2000), and VIP Money Market (1996). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions - Service Class 2

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Investment Grade Bond	02/07/03	02/07/03	$0.52	$0.19

Investment Grade Bond hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Balanced	9.35%
Investment Grade Bond	12.34%
Mid Cap	12.30%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager: Growth	33%
Balanced	23%
Growth & Income	78%
Growth Opportunities	100%
Mid Cap	78%

Annual Report

Proxy Voting Results

A special meeting of Variable Insurance Products Fund III shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	3,016,737,746.18	90.176
Against	103,338,598.78	3.089
Abstain	225,319,688.65	6.735
TOTAL	3,345,396,033.61	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	2,957,777,654.30	88.413
Against	157,604,477.15	4.711
Abstain	230,013,902.16	6.876
TOTAL	3,345,396,033.61	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,208,240,398.36	95.900
Withheld	137,155,635.25	4.100
TOTAL	3,345,396,033.61	100.00
Ralph F. Cox
Affirmative	3,203,268,840.31	95.752
Withheld	142,127,193.30	4.248
TOTAL	3,345,396,033.61	100.00
Phyllis Burke Davis
Affirmative	3,204,055,758.47	95.775
Withheld	141,340,275.14	4.225
TOTAL	3,345,396,033.61	100.00
Robert M. Gates
Affirmative	3,208,455,704.41	95.907
Withheld	136,940,329.20	4.093
TOTAL	3,345,396,033.61	100.00
Abigail P. Johnson
Affirmative	3,204,790,536.75	95.797
Withheld	140,605,496.86	4.203
TOTAL	3,345,396,033.61	100.00
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	3,204,067,467.04	95.775
Withheld	141,328,566.57	4.225
TOTAL	3,345,396,033.61	100.00
Donald J. Kirk
Affirmative	3,208,293,679.07	95.902
Withheld	137,102,354.54	4.098
TOTAL	3,345,396,033.61	100.00
Marie L. Knowles
Affirmative	3,209,981,465.59	95.952
Withheld	135,414,568.02	4.048
TOTAL	3,345,396,033.61	100.00
Ned C. Lautenbach
Affirmative	3,210,582,803.06	95.970
Withheld	134,813,230.55	4.030
TOTAL	3,345,396,033.61	100.00
Peter S. Lynch
Affirmative	3,212,042,077.76	96.014
Withheld	133,353,955.85	3.986
TOTAL	3,345,396,033.61	100.00
Marvin L. Mann
Affirmative	3,207,455,151.63	95.877
Withheld	137,940,881.98	4.123
TOTAL	3,345,396,033.61	100.00
William O. McCoy
Affirmative	3,206,906,756.74	95.860
Withheld	138,489,276.87	4.140
TOTAL	3,345,396,033.61	100.00
William S. Stavropoulos
Affirmative	3,208,142,406.18	95.897
Withheld	137,253,627.43	4.103
TOTAL	3,345,396,033.61	100.00
PROPOSAL 4
To eliminate a fundamental investment policy of Growth Opportunities Portfolio.
	# of Votes	% of Votes
Affirmative	555,678,836.76	84.561
Against	38,788,584.86	5.902
Abstain	62,668,277.50	9.537
TOTAL	657,135,699.12	100.00
* Denotes trust-wide proposals and voting results.
PROPOSAL 5
To amend Balanced Portfolio's, Growth Opportunities Portfolio's, and Mid Cap Portfolio's fundamental investment limitation concerning borrowing.
Balanced Portfolio	# of Votes	% of Votes
Affirmative	227,811,020.16	85.963
Against	11,200,498.67	4.227
Abstain	25,997,811.99	9.810
TOTAL	265,009,330.82	100.00
Growth Opportunities Portfolio	# of Votes	% of Votes
Affirmative	563,635,796.66	85.772
Against	34,687,946.36	5.278
Abstain	58,811,956.10	8.950
TOTAL	657,135,699.12	100.00
Mid Cap Portfolio	# of Votes	% of Votes
Affirmative	1,152,923,288.32	84.735
Against	83,828,781.15	6.161
Abstain	123,871,577.64	9.104
TOTAL	1,360,623,647.11	100.00
PROPOSAL 6
To amend Balanced Portfolio's, Growth & Income Portfolio's, Growth Opportunities Portfolio's, and Mid Cap Portfolio's fundamental investment limitation concerning lending.
Balanced Portfolio	# of Votes	% of Votes
Affirmative	231,215,356.17	87.248
Against	10,505,721.30	3.964
Abstain	23,288,253.35	8.788
TOTAL	265,009,330.82	100.00
Growth & Income Portfolio	# of Votes	% of Votes
Affirmative	872,435,667.43	84.941
Against	60,875,055.31	5.926
Abstain	93,801,109.51	9.133
TOTAL	1,027,111,832.25	100.00
Growth Opportunities Portfolio	# of Votes	% of Votes
Affirmative	563,267,599.75	85.716
Against	33,744,917.70	5.135
Abstain	60,123,181.67	9.149
TOTAL	657,135,699.12	100.00
Mid Cap Portfolio	# of Votes	% of Votes
Affirmative	1,174,908,022.06	86.351
Against	76,197,349.43	5.600
Abstain	109,518,275.62	8.049
TOTAL	1,360,623,647.11	100.00

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Asset Manager: Growth, Balanced,
Growth & Income, Growth Opportunities,
and Mid Cap Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager: Growth, Balanced,
Investment Grade Bond, and Money Market Portfolios

Fidelity Management & Research (U.K.) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Investments Japan Limited
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
Investment Grade Bond, and Money Market Portfolios

JPMorgan Chase Bank, New York, NY
Asset Manager: Growth, Balanced,
and Growth & Income Portfolios
Brown Brothers Harriman & Co., Boston, MA
Mid Cap Portfolio

Mellon Bank, N.A., Pittsburgh, PA
Growth Opportunities Portfolio

VIPSC2GRP2-ANN-0203 338506
1.768597.101